UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2010 – April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Advisers Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Advisers Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Advisers Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Advisers A#	10.57%	12.30%	3.52%	2.98%
Advisers A##		6.13%	2.36%	2.40%
Advisers B#	10.13%	11.40%	2.66%	NA*
Advisers B##		6.40%	2.31%	NA*
Advisers C#	10.18%	11.55%	2.77%	2.28%
Advisers C##		10.55%	2.77%	2.28%
Advisers R3#	10.49%	12.12%	3.37%	3.16%
Advisers R4#	10.68%	12.52%	3.63%	3.29%
Advisers R5#	10.79%	12.80%	3.89%	3.42%
Advisers Y#	10.83%	12.88%	3.98%	3.46%
Advisers Fund Blended Index	9.39%	12.54%	4.42%	4.19%
Barclays Capital Government/Credit Bond Index	-0.61%	5.36%	6.17%	5.74%
S&P 500 Index	16.35%	17.24%	2.95%	2.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Advisers Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Capital U.S. Government/Credit Bond Index (35%) and 90 day Treasury Bill Index (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Advisers Fund returned 10.57%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s blended benchmark, 60% S&P 500 Index, 35% Barclays Capital Government/Credit Bond Index, and 5% Treasury Bills, which returned 9.39% as well as the Barclays Capital Government/Credit Bond Index, which returned -0.61% for the same period. The Fund underperformed the 16.35% return of the S&P 500 Index as well as the 11.71% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Equity markets ended the period with strong gains. The implementation of further quantitative easing in the U.S., strong corporate earnings, and improving economic news out of Germany and the U.S. all served to support stocks, despite the earthquake and tsunami in Japan and the unrest in the Middle East and North Africa. The labor market exhibited modest improvement with the unemployment rate dropping to a near two-year low, at 8.8% in March 2011. Manufacturing and services also gained strength. However, the housing market continued to struggle. Equity markets as measured by the S&P 500 returned (16.35%) during the period. Energy (+36%), Industrials (+22%), and Materials (+19%) posted the largest gains while Utilities (+7%), Information Technology (+10%), and Consumer Staples (+11%) gained the least.

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned (-0.61%) during the period. U.S. Treasury yields rose during the period due to a combination of improving economic data, additional stimulus provided by the Obama administration's tax package, and easing concerns over sovereign debt problems. These factors caused the total return of the Barclays Capital Government/Credit Bond Index to be negative for the period, although the Index outperformed duration-equivalent Treasuries on an excess return basis. Furthermore, all risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative results as the Fund was generally overweight equities relative to the benchmark.

Equity outperformance versus the benchmark was driven primarily by security selection, which was strongest in Consumer Discretionary, Health Care, and Financials. This was partially offset by weaker selection in Consumer Staples, Industrials, and Telecommunication Services. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, detracted from relative performance due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Energy and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to Information Technology.

Top contributors to relative performance of the equity portion of the Fund during the period were Comcast (Consumer Discretionary), Vertex Pharmaceuticals (Health Care), and UnitedHealth Group (Health Care). Comcast, a cable TV, internet, and telephone service provider, announced strong 4th quarter earnings driven by solid growth in residential, commercial, and programming businesses, which helped shares move higher. Comcast’s joint venture with General Electric to share NBC Universal was approved in January, providing an additional catalyst for increased earnings outlook. Shares of Vertex Pharmaceuticals, a development stage pharmaceutical company, rose after the company reported success in a Phase 3 study of a cystic fibrosis treatment, opening the way for the company to apply for regulatory approval later this year. UnitedHealth Group, a health care benefits and services provider, reported strong fourth quarter 2010 and first quarter 2011 earnings during the period, which beat analysts' estimates, driven in part by reduced use of services by its members and enrollment growth. Investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. The Fund’s holdings in Exxon Mobil (Energy) and Chevron (Energy) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Cisco

3

Systems (Information Technology), Google (Information Technology), and Daiichi Sankyo (Health Care). Networking equipment provider Cisco Systems saw its shares decline as the company disappointed investors with its margin guidance, stoking concerns that the company is being forced to cut prices to protect market share. Shares of Google, an internet search company, lagged as analysts became concerned over expenses growing faster than revenues. Japanese pharmaceutical company Daiichi Sankyo saw its shares decline in the aftermath of the devastating earthquake in Japan. Our holdings of Hewlett-Packard (Information Technology) also detracted from absolute returns.

The fixed income portion of the Fund outperformed its benchmark during the period. The Fund’s overweight to and security selection within the Investment Grade corporate bond sector were the primary drivers of the outperformance. An allocation to agency mortgage-backed securities (MBS) was also modestly additive, while our duration and yield curve positioning detracted. Corporate bonds posted strong performance for the period as corporate earnings surprised to the upside and demand for corporate bonds remained strong. The sector experienced large inflows as investors sought higher-yielding alternatives to low cash rates. Within the sector, improvements in the economic outlook, capital market performance broadly, and improved liquidity benefited issuers within the Financials sector, in particular Banks, Insurance companies and REITS. The Fund’s overweight to the debt of financial issuers and to the corporate bond sector overall were both positive contributors to performance. The portfolio held an allocation to the agency MBS sector based on attractive valuations higher rates and relatively benign prepayments which caused Agency MBS to outperform.

What is the outlook?

The U.S. economy continues its recovery; however, weak housing and high unemployment remain headwinds. We believe that the Fed will maintain its accommodative stance and short-term rates and inflation will remain low. We further believe the tension between rising growth and excess capacity will drive rates.

Within the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies we believe exhibit prospects for growth, strong return on invested capital, return on equity, free cash flow, better capital management, margin expansion, and benefit from industry consolidation. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, Financials, and Consumer Discretionary. The largest underweights in the equity portion of the Fund to the S&P 500 were in Consumer Staples, Utilities, and Telecommunication Services.

Overall within the fixed income portion of the Fund, we are tactically managing the Fund’s duration around neutral. We continue to position the Fund with an underweight to the Government sector, as we believe that there are more compelling opportunities in other sectors. We believe that corporate fundamentals continue to remain strong and valuations are attractive in that sector. We maintained our overweight posture to the corporate sector at the end of the period. We also maintained our overweight allocation to taxable municipal bonds due to what we consider to be attractive valuations in this relatively high quality and diverse sector of the market. Lastly, at the end of the period we maintained our modest allocation to asset-backed securities and agency mortgage-backed securities.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of April 30, 2011, the Fund’s equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Security Type
as of April 30, 2011
Percentage of
Category	Net Assets
Equity Securities
Common Stocks	67.9%
Exchange Traded Funds	0.4
Total	68.3%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.5%
Corporate Bonds: Investment Grade	11.4
Corporate Bonds: Non-Investment Grade	0.1
Municipal Bonds	1.1
U.S. Government Agencies	1.4
U.S. Government Securities	14.7
Total	29.2%
Short-Term Investments	2.1%
Other Assets and Liabilities	0.4
Total	100.0%

4

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.7%
Banks (Financials)	3.6
Capital Goods (Industrials)	4.4
Consumer Durables & Apparel (Consumer Discretionary)	0.7
Consumer Services (Consumer Discretionary)	0.5
Diversified Financials (Financials)	6.2
Energy (Energy)	8.4
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	3.0
Health Care Equipment & Services (Health Care)	2.7
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	1.7
Materials (Materials)	2.2
Media (Consumer Discretionary)	1.6
Other Investment Pools and Funds (Financials)	0.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.1
Retailing (Consumer Discretionary)	3.6
Semiconductors & Semiconductor Equipment (Information Technology)	1.3
Software & Services (Information Technology)	7.4
Technology Hardware & Equipment (Information Technology)	5.6
Telecommunication Services (Services)	0.7
Transportation (Industrials)	2.1
Utilities (Utilities)	0.6
Total	68.3%

Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.5
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.1
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	6.6
Food Manufacturing (Consumer Staples)	0.2
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.7
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.7
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.3
Petroleum and Coal Products Manufacturing (Energy)	0.4
Pipeline Transportation (Utilities)	0.2
Primary Metal Manufacturing (Basic Materials)	0.0
Real Estate and Rental and Leasing (Finance)	0.4
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.3
U.S. Government Agencies (U.S. Government Agencies)	1.4
U.S. Government Securities (U.S. Government Securities)	14.7
Utilities (Utilities)	0.8
Utilities - Water and Sewer (Utilities - Water and Sewer)	0.1
Total	29.2%
Short-Term Investments	2.1%
Other Assets and Liabilities	0.4
Total	100.0%

5

The Hartford Advisers Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.9%
	Automobiles & Components - 1.7%
295	Ford Motor Co. ●	$4,561
122	Harley-Davidson, Inc.	4,535
66	Johnson Controls, Inc.	2,685
		11,781
	Banks - 3.6%
143	BB&T Corp.	3,844
93	Fifth Third Bankcorp	1,233
901	Mitsubishi UFJ Financial Group, Inc.	4,323
50	PNC Financial Services Group, Inc.	3,095
180	US Bancorp	4,655
279	Wells Fargo & Co.	8,125
		25,275
	Capital Goods - 4.4%
68	3M Co.	6,600
88	Ingersoll-Rand plc	4,459
43	Lockheed Martin Corp.	3,439
159	Masco Corp.	2,135
146	PACCAR, Inc.	7,749
47	Rockwell Collins, Inc.	2,991
135	Textron, Inc.	3,519
		30,892
	Consumer Durables & Apparel - 0.7%
118	Newell Rubbermaid, Inc.	2,251
33	Stanley Black & Decker, Inc.	2,426
		4,677
	Consumer Services - 0.5%
63	DeVry, Inc.	3,306

	Diversified Financials - 6.2%
583	Bank of America Corp.	7,157
13	BlackRock, Inc.	2,528
290	Citigroup, Inc. ●	1,329
34	Goldman Sachs Group, Inc.	5,059
174	Invesco Ltd.	4,325
255	JP Morgan Chase & Co.	11,627
16	Nasdaq OMX Group, Inc. ●	420
123	SEI Investments Co.	2,753
35	T. Rowe Price Group, Inc.	2,242
331	UBS AG ADR ●	6,612
		44,052
	Energy - 8.4%
70	Anadarko Petroleum Corp.	5,542
39	Baker Hughes, Inc.	3,034
89	Chesapeake Energy Corp.	2,980
79	Chevron Corp.	8,689
210	Exxon Mobil Corp.	18,498
154	OAO Gazprom Class S ADR	2,593
57	Occidental Petroleum Corp.	6,526
156	Petroleum Geo-Services ●	2,471
151	Statoilhydro ASA ADR	4,432
48	Suncor Energy, Inc.	2,217
46	Ultra Petroleum Corp. ●	2,357
		59,339
	Food & Staples Retailing - 1.2%
168	CVS/Caremark Corp.	6,081
84	Sysco Corp.	2,431
		8,512
	Food, Beverage & Tobacco - 3.0%
133	General Mills, Inc.	5,139
202	Kraft Foods, Inc.	6,773
137	PepsiCo, Inc.	9,458
		21,370
	Health Care Equipment & Services - 2.7%
83	HCA Holdings, Inc. ●	2,732
145	Medtronic, Inc.	6,071
32	St. Jude Medical, Inc.	1,732
123	UnitedHealth Group, Inc.	6,050
41	Zimmer Holdings, Inc. ●	2,662
		19,247
	Household & Personal Products - 0.6%
68	Procter & Gamble Co.	4,420

	Insurance - 1.7%
725	Ageas	2,197
4	Everest Re Group Ltd.	319
209	Genworth Financial, Inc. ●	2,544
133	Marsh & McLennan Cos., Inc.	4,033
111	Unum Group	2,928
		12,021
	Materials - 2.2%
39	Airgas, Inc.	2,702
19	CF Industries Holdings, Inc.	2,619
86	Monsanto Co.	5,824
61	Nucor Corp.	2,841
27	Potash Corp. of Saskatchewan, Inc.	1,505
		15,491
	Media - 1.6%
424	Comcast Corp. Class A	11,123

	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
69	Agilent Technologies, Inc. ●	3,449
132	Amgen, Inc. ●	7,487
103	Celgene Corp. ●	6,035
228	Daiichi Sankyo Co., Ltd.	4,480
51	Life Technologies Corp. ●	2,826
262	Merck & Co., Inc.	9,430
403	Pfizer, Inc.	8,449
16	Roche Holding AG	2,573
197	Shionogi & Co., Ltd.	3,185
141	UCB S.A.	6,829
46	Vertex Pharmaceuticals, Inc. ●	2,519
		57,262
	Retailing - 3.6%
2,225	Buck Holdings L.P. ⌂●†	5,300
90	Kohl's Corp.	4,739
328	Lowe's Co., Inc.	8,612
87	Nordstrom, Inc.	4,113
117	Staples, Inc.	2,463
		25,227
	Semiconductors & Semiconductor Equipment - 1.3%
51	Broadcom Corp. Class A	1,798
159	Maxim Integrated Products, Inc.	4,347
78	Xilinx, Inc.	2,726
		8,871
	Software & Services - 7.4%
112	Accenture plc	6,393
131	Automatic Data Processing, Inc.	7,136

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.9% - (continued)
	Software & Services - 7.4% - (continued)
85	Check Point Software Technologies Ltd ADR ●	$4,691
130	eBay, Inc. ●	4,472
25	Google, Inc. ●	13,330
79	Lender Processing Services	2,313
168	Microsoft Corp.	4,369
435	Western Union Co.	9,240
		51,944
	Technology Hardware & Equipment - 5.6%
31	Apple, Inc. ●	10,726
492	Cisco Systems, Inc.	8,647
213	EMC Corp. ●	6,022
201	Hewlett-Packard Co.	8,118
102	Qualcomm, Inc.	5,820
		39,333
	Telecommunication Services - 0.7%
175	Vodafone Group plc ADR	5,081

	Transportation - 2.1%
53	Con-way, Inc.	2,047
26	FedEx Corp.	2,449
68	Kansas City Southern ●	3,940
88	United Parcel Service, Inc. Class B	6,613
		15,049
	Utilities - 0.6%
46	NextEra Energy, Inc.	2,597
56	PPL Corp.	1,536
		4,133
	Total common stocks
	(cost $394,048)	$478,406

EXCHANGE TRADED FUNDS - 0.4%
	Other Investment Pools and Funds - 0.4%
19	S&P 500 Depositary Receipt	$2,526

	Total exchange traded funds
	(cost $2,419)	$2,526

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Citibank Credit Card Issuance Trust
$2,985	5.65%, 09/20/2019	$3,407
	Marriott Vacation Club Owner Trust
108	5.36%, 10/20/2028 ■	112
		3,519

	Total asset & commercial mortgage backed securities
	(cost $3,076)	$3,519

CORPORATE BONDS: INVESTMENT GRADE - 11.4%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$715	5.98%, 04/19/2022	$733
	Southwest Airlines Co.
400	5.75%, 12/15/2016	439
606	6.15%, 08/01/2022	657
		1,829
	Arts, Entertainment and Recreation - 0.5%
	CBS Corp.
30	4.30%, 02/15/2021	29
105	5.75%, 04/15/2020	113
	Comcast Corp.
1,600	5.90%, 03/15/2016	1,803
	DirecTV Holdings LLC
565	6.38%, 03/01/2041	590
	News America Holdings, Inc.
220	4.50%, 02/15/2021 ■	219
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	923
	Virgin Media Secured Finance plc
210	5.25%, 01/15/2021 ■	215
		3,892
	Beverage and Tobacco Product Manufacturing - 0.1%
	Anheuser-Busch InBev N.V.
800	7.75%, 01/15/2019	1,003

	Chemical Manufacturing - 0.0%
	Agrium, Inc.
105	6.13%, 01/15/2041	111

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	578
	Thermo Fisher Scientific, Inc.
150	3.20%, 05/01/2015	155
		733
	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,308

	Finance and Insurance - 6.0%
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014	140
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,364
	Bank of America Corp.
1,200	5.42%, 03/15/2017	1,251
	Barclays Bank plc
350	2.38%, 01/13/2014	355
	BP Capital Markets plc
475	4.75%, 03/10/2019	497
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	801
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	590
	Citibank NA
5,000	1.88%, 06/04/2012	5,081
	Citigroup, Inc.
1,600	6.00%, 10/31/2033	1,570
300	6.13%, 05/15/2018	331
300	6.88%, 03/05/2038	339
105	8.13%, 07/15/2039	135

The accompanying notes are an integral part of these financial statements.

7

The Hartford Advisers Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 11.4% - (continued)
	Finance and Insurance - 6.0% - (continued)
	Credit Agricole
$715	3.50%, 04/13/2015 ■	$733
	Eaton Vance Corp.
530	6.50%, 10/02/2017	609
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	951
	General Electric Capital Corp.
700	4.38%, 09/16/2020	690
750	5.88%, 01/14/2038	759
	Goldman Sachs Group, Inc.
1,200	5.63%, 01/15/2017	1,289
500	6.00%, 05/01/2014	553
470	6.25%, 02/01/2041	482
	Health Care Properties
735	6.00%, 01/30/2017	809
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,341
	JP Morgan Chase & Co.
675	3.70%, 01/20/2015	701
1,795	5.13%, 09/15/2014	1,942
	Kimco Realty Corp.
750	5.78%, 03/15/2016	833
	Liberty Mutual Group, Inc.
1,035	5.75%, 03/15/2014 ■	1,098
	Liberty Property L.P.
315	6.63%, 10/01/2017	360
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	2,147
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,868
	National City Corp.
125	6.88%, 05/15/2019	146
	New England Mutual Life Insurance Co.
1,100	7.88%, 02/15/2024 ■	1,314
	Nordea Bank Ab
330	3.70%, 11/13/2014 ■	346
	PNC Funding Corp.
625	5.40%, 06/10/2014	688
	Rabobank Nederland N.V. NY
750	3.20%, 03/11/2015 ■	773
	Realty Income Corp.
465	6.75%, 08/15/2019	534
	Republic New York Capital I
250	7.75%, 11/15/2026	256
	Royal Bank of Scotland plc
500	4.88%, 03/16/2015	528
	Simon Property Group L.P.
775	6.10%, 05/01/2016	882
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,179
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,539
	Svenska Handelsbanken Ab
550	4.88%, 06/10/2014 ■	594
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,567
	WEA Finance LLC
500	7.13%, 04/15/2018 ■	586
	Wells Fargo & Co.
525	3.63%, 04/15/2015	551
		42,102
	Food Manufacturing - 0.2%
	Kellogg Co.
725	4.00%, 12/15/2020	718
	Kraft Foods, Inc.
700	4.13%, 02/09/2016	735
		1,453
	Health Care and Social Assistance - 0.7%
	CVS Corp.
1,550	6.13%, 08/15/2016	1,768
	Express Scripts, Inc.
195	6.25%, 06/15/2014	219
	McKesson Corp
80	3.25%, 03/01/2016	82
	Merck & Co., Inc.
400	4.00%, 06/30/2015	431
	Schering-Plough Corp.
2,000	5.30%, 12/01/2013	2,207
		4,707
	Information - 0.7%
	AT&T, Inc.
825	2.50%, 08/15/2015	827
	BellSouth Telecommunications
250	7.00%, 12/01/2095	264
	Fiserv, Inc.
686	6.13%, 11/20/2012	736
	France Telecom S.A.
250	4.38%, 07/08/2014	270
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,557
	Oracle Corp.
550	6.13%, 07/08/2039	603
	SBA Tower Trust
370	4.25%, 04/15/2015 ■	389
	Telecom Italia Capital
565	7.00%, 06/04/2018	630
		5,276
	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
1,975	6.50%, 11/15/2013	2,211

	Petroleum and Coal Products Manufacturing - 0.4%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,307
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	89
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,256
		2,652
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,117

	Primary Metal Manufacturing - 0.0%
	ArcelorMittal
260	6.75%, 03/01/2041	266

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 11.4% - (continued)
	Real Estate and Rental and Leasing - 0.4%
	COX Communications, Inc.
$2,000	5.45%, 12/15/2014	$2,229
	ERAC USA Finance Co.
485	2.25%, 01/10/2014 ■	488
		2,717
	Retail Trade - 0.2%
	Lowe's Co., Inc.
600	4.63%, 04/15/2020	633
	Staples, Inc.
460	9.75%, 01/15/2014	553
		1,186
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
1,939	9.36%, 01/01/2021	2,503

	Utilities - 0.8%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	1,076
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,700
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,056
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	537
	Southern California Edison Co.
1,000	5.55%, 01/15/2037	1,039
		5,408
	Total corporate bonds: investment grade
	(cost $74,575)	$80,474

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.1%
	Finance and Insurance - 0.1%
	Discover Financial Services, Inc.
$645	6.45%, 06/12/2017	$715

	Total corporate bonds: non-investment grade
	(cost $638)	$715

MUNICIPAL BONDS - 1.1%
	General Obligations - 0.4%
	Chicago Metropolitan Water Reclamation Dist,
$130	5.72%, 12/01/2038	$133
	Illinois State GO,
10	5.37%, 03/01/2017	10
175	5.67%, 03/01/2018	183
140	5.88%, 03/01/2019	145
	Los Angeles USD,
800	5.75%, 07/01/2034	782
	Oregon School Boards Association, Taxable Pension,
2,000	4.76%, 06/30/2028	1,832
		3,085
	Health Care/Services - 0.1%
	University of California,
370	6.58%, 05/15/2049	375

	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, MO, System Fac Rev,
415	5.96%, 11/01/2039	452
	University of California,
370	5.77%, 05/15/2043	367
		819
	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
425	6.00%, 12/01/2044	452
	Massachusetts School Building Auth,
475	5.72%, 08/15/2039	495
		947
	Transportation - 0.3%
	Bay Area Toll Auth,
575	6.26%, 04/01/2049	596
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	345
	Maryland State Transit Auth,
255	5.89%, 07/01/2043	270
	New York and New Jersey PA, Taxable Rev,
185	5.86%, 12/01/2024	196
115	6.04%, 12/01/2029	122
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	644
		2,173
	Utilities - Water and Sewer - 0.1%
	Irvine Ranch, CA, Water Dist,
515	2.61%, 03/15/2014	528

	Total municipal bonds
	(cost $7,955)	$7,927

U.S. GOVERNMENT AGENCIES - 1.4%
	Federal Home Loan Mortgage Corporation - 0.9%
$6,000	4.00%, 01/01/2041 - 03/01/2041	$5,969

	Government National Mortgage Association - 0.5%
874	6.00%, 11/20/2023 - 09/15/2034	969
1,123	6.50%, 04/15/2026 - 02/15/2035	1,271
1,178	7.00%, 11/15/2031 - 11/15/2033	1,360
200	8.00%, 12/15/2029 - 02/15/2031	234
		3,834
	Total U.S. government agencies
	(cost $9,227)	$9,803

U.S. GOVERNMENT SECURITIES - 14.7%
	Other Direct Federal Obligations - 2.8%
	Federal Financing Corporation - 2.5%
$1,456	5.24%, 12/06/2013 ○	$1,408
2,220	5.25%, 12/27/2013 ○	2,144
10,000	9.80%, 04/06/2018	14,202
		17,754
	Federal Home Loan Bank - 0.3%
2,225	4.88%, 11/18/2011	2,281

		20,035

The accompanying notes are an integral part of these financial statements.

9

The Hartford Advisers Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 14.7% - (continued)
	U.S. Treasury Securities - 11.9%
	U.S. Treasury Bonds - 3.4%
$7,489	4.38%, 11/15/2039 - 05/15/2040		$7,445
3,860	4.75%, 02/15/2041		4,078
5,000	6.00%, 02/15/2026		6,171
4,775	6.25%, 08/15/2023		5,996
			23,690
	U.S. Treasury Notes - 8.5%
3,600	0.63%, 12/31/2012		3,609
7,300	1.00%, 09/30/2011		7,327
5,200	1.13%, 12/15/2012		5,256
11,600	1.25%, 10/31/2015		11,345
6,400	1.38%, 05/15/2012 - 01/15/2013 □		6,493
6,500	1.88%, 02/28/2014		6,668
4,315	3.50%, 05/15/2020		4,429
2,000	3.88%, 05/15/2018		2,157
5,000	4.25%, 08/15/2013		5,405
5,200	4.50%, 05/15/2017		5,828
1,277	4.75%, 05/31/2012		1,338
			59,855
			83,545
	Total U.S. government securities
	(cost $98,277)		$103,580

	Total long-term investments
	(cost $590,215)		$686,950

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $2,658,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $2,711)
$2,657	0.04%, 4/29/2011		$2,657
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $5,986, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $6,105)
5,986	0.05%, 4/29/2011		5,986
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $6,212,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $6,336)
6,212	0.04%, 4/29/2011		6,212
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $37, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $38)
37	0.02%, 4/29/2011		37
			14,892
	Total short-term investments
	(cost $14,892)		$14,892

	Total investments
	(cost $605,107) ▲	99.6%	$701,842
	Other assets and liabilities	0.4%	2,544
	Total net assets	100.0%	$704,386

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.4% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $614,703 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$102,143
Unrealized Depreciation	(15,004)
Net Unrealized Appreciation	$87,139

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $5,300, which represents 0.75% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $10,587, which represents 1.50% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2011 as follows:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	69	Short	06/21/2011	$8,359	$8,203	$(156)

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,225	Buck Holdings L.P.	$1,709

The aggregate value of these securities at April 30, 2011, was $5,300, which represents 0.75% of total net assets.

GO	– General Obligations
PA	– Port Authority
USD	– United School District

The accompanying notes are an integral part of these financial statements.

11

The Hartford Advisers Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	BNP Paribas Securities	Buy	$3,770	$3,583	09/02/2011	$187
Japanese Yen	Citibank	Sell	4,442	4,437	10/21/2011	(5)
Japanese Yen	Goldman Sachs	Buy	4,425	4,204	09/02/2011	221
Japanese Yen	Goldman Sachs	Sell	8,195	7,910	09/02/2011	(285)
Japanese Yen	Goldman Sachs	Sell	4,623	4,618	10/21/2011	(5)
						$113

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Advisers Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,519	$–	$3,519	$–
Common Stocks ‡	478,406	447,048	26,058	5,300
Corporate Bonds: Investment Grade	80,474	–	79,084	1,390
Corporate Bonds: Non-Investment Grade	715	–	715	–
Exchange Traded Funds	2,526	2,526	–	–
Municipal Bonds	7,927	–	7,927	–
U.S. Government Agencies	9,803	–	9,803	–
U.S. Government Securities	103,580	4,078	99,502	–
Short-Term Investments	14,892	–	14,892	–
Total	$701,842	$453,652	$241,500	$6,690
Foreign Currency Contracts *	408	–	408	–
Total	$408	$–	$408	$–
Liabilities:
Foreign Currency Contracts *	295	–	295	–
Futures *	156	156	–	–
Total	$451	$156	$295	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2011
Assets:
Common Stocks	$5,129	$420	$369	*	$—	$—	$(618)	$—	$—	$5,300
Corporate Bonds	1,458	—	(41	)†	—	—	(27)	—	—	1,390
Total	$6,587	$420	$328		$—	$—	$(645)	$—	$—	$6,690

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $369.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(41).

The accompanying notes are an integral part of these financial statements.

13

The Hartford Advisers Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $605,107)	$701,842
Cash	186
Unrealized appreciation on foreign currency contracts	408
Receivables:
Investment securities sold	3,503
Fund shares sold	120
Dividends and interest	2,613
Other assets	62
Total assets	708,734
Liabilities:
Unrealized depreciation on foreign currency contracts	295
Payables:
Investment securities purchased	2,335
Fund shares redeemed	1,381
Investment management fees	64
Administrative fees	—
Distribution fees	37
Variation margin	13
Accrued expenses	223
Total liabilities	4,348
Net assets	$704,386
Summary of Net Assets:
Capital stock and paid-in-capital	$838,079
Accumulated undistributed net investment income	735
Accumulated net realized loss on investments and foreign currency transactions	(231,130)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	96,702
Net assets	$704,386

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.64/$16.55
Shares outstanding	36,137
Net assets	$565,288
Class B: Net asset value per share	$15.50
Shares outstanding	2,588
Net assets	$40,105
Class C: Net asset value per share	$15.65
Shares outstanding	5,876
Net assets	$91,942
Class R3: Net asset value per share	$15.81
Shares outstanding	12
Net assets	$191
Class R4: Net asset value per share	$15.82
Shares outstanding	308
Net assets	$4,873
Class R5: Net asset value per share	$15.83
Shares outstanding	7
Net assets	$114
Class Y: Net asset value per share	$15.84
Shares outstanding	118
Net assets	$1,873

The accompanying notes are an integral part of these financial statements.

14

The Hartford Advisers Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,991
Interest	4,018
Less: Foreign tax withheld	(34)
Total investment income	7,975

Expenses:
Investment management fees	2,349
Administrative services fees	4
Transfer agent fees	836
Distribution fees
Class A	697
Class B	222
Class C	457
Class R3	—
Class R4	5
Custodian fees	5
Accounting services fees	63
Registration and filing fees	54
Board of Directors' fees	9
Audit fees	9
Other expenses	85
Total expenses (before waivers and fees paid indirectly)	4,795
Expense waivers	(127)
Transfer agent fee waivers	(22)
Commission recapture	(4)
Total waivers and fees paid indirectly	(153)
Total expenses, net	4,642
Net Investment Income	3,333
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	38,603
Net realized gain on futures	106
Net realized loss on foreign currency contracts	(28)
Net realized gain on other foreign currency transactions	37
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	38,718
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	28,375
Net unrealized depreciation of futures	(156)
Net unrealized appreciation of foreign currency contracts	107
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	28,329
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	67,047
Net Increase in Net Assets Resulting from Operations	$70,380
The accompanying notes are an integral part of these financial statements.

15

The Hartford Advisers Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$3,333	$7,710
Net realized gain on investments, other financial instruments and foreign currency transactions	38,718	46,488
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	28,329	38,868
Net Increase In Net Assets Resulting From Operations	70,380	93,066
Distributions to Shareholders:
From net investment income
Class A	(3,352)	(6,749)
Class B	(83)	(158)
Class C	(229)	(432)
Class R3	(1)	(1)
Class R4	(31)	(16)
Class R5	(1)	(1)
Class Y	(15)	(26)
Total distributions	(3,712)	(7,383)
Capital Share Transactions:
Class A	(42,555)	(92,144)
Class B	(12,225)	(33,272)
Class C	(9,302)	(17,631)
Class R3	22	134
Class R4	3,041	(17)
Class R5	1	91
Class Y	19	(114)
Net decrease from capital share transactions	(60,999)	(142,953)
Proceeds from regulatory settlements	—	57
Net Increase (Decrease) In Net Assets	5,669	(57,213)
Net Assets:
Beginning of period	698,717	755,930
End of period	$704,386	$698,717
Accumulated undistributed (distribution in excess of) net investment income (loss)	$735	$1,114

The accompanying notes are an integral part of these financial statements.

16

The Hartford Advisers Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Advisers Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

17

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

18

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

19

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

20

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

d)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies

21

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

c)	Additional Derivative Instrument Information

Derivative Instruments as of April 30, 2011:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$408	$—	$—	$—	$—	$408
Total	$—	$408	$—	$—	$—	$—	$408

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$295	$—	$—	$—	$—	$295
Variation margin payable *	13	—	—	—	—	—	13
Total	$13	$295	$—	$—	$—	$—	$308

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(156) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

22

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$106	$—	$—	$—	$—	$—	$106
Net realized loss on foreign currency contracts	—	(28)	—	—	—	—	(28)
Total	$106	$(28)	$—	$—	$—	$—	$78

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$(156)	$—	$—	$—	$—	$—	$(156)
Net change in unrealized appreciation of foreign currency contracts	—	107	—	—	—	—	107
Total	$(156)	$107	$—	$—	$—	$—	$(49)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage- backed securities, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse

23

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$7,383	$17,924

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,237
Accumulated Capital Losses *	(260,369)
Unrealized Appreciation †	58,771
Total Accumulated Deficit	$(200,361)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from

24

accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$174
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(174)

e)	Capital Loss Carryforward – As of October 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$58,352
2017	202,017
Total	$260,369

As of October 31, 2010, the Fund utilized $33,768 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

25

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.18%
Class B Shares	2.04
Class C Shares	1.90
Class R3 Shares	1.40
Class R4 Shares	1.10
Class R5 Shares	0.80
Class Y Shares	0.74

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $206 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to

26

broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $24. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for	Total Return Excluding Payment
	the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.07%	13.15%
Class B	0.08	12.24
Class C	0.07	12.36
Class Y	0.07	13.65

27

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	6
Class R4	7
Class R5	7
Class Y	7

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$179,014
Sales Proceeds Excluding U.S. Government Obligations	245,622
Cost of Purchases for U.S. Government Obligations	33,228
Sales Proceeds for U.S. Government Obligations	13,676

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,088	215	(4,146)	—	(2,843)	2,843	482	(10,158)	—	(6,833)
Amount	$16,388	$3,204	$(62,147)	$—	$(42,555)	$38,670	$6,512	$(137,326)	$—	$(92,144)
Class B
Shares	24	5	(852)	—	(823)	58	12	(2,541)	—	(2,471)
Amount	$349	$79	$(12,653)	$—	$(12,225)	$782	$153	$(34,207)	$—	$(33,272)
Class C
Shares	86	15	(724)	—	(623)	248	30	(1,583)	—	(1,305)
Amount	$1,292	$213	$(10,807)	$—	$(9,302)	$3,353	$397	$(21,381)	$—	$(17,631)
Class R3
Shares	1	—	—	—	1	10	—	—	—	10
Amount	$21	$1	$—	$—	$22	$141	$1	$(8)	$—	$134
Class R4
Shares	235	2	(28)	—	209	24	1	(26)	—	(1)
Amount	$3,445	$31	$(435)	$—	$3,041	$328	$16	$(361)	$—	$(17)
Class R5
Shares	—	—	—	—	—	6	—	—	—	6
Amount	$—	$1	$—	$—	$1	$90	$1	$—	$—	$91
Class Y
Shares	7	1	(7)	—	1	17	2	(28)	—	(9)
Amount	$109	$14	$(104)	$—	$19	$235	$26	$(375)	$—	$(114)
Total
Shares	1,441	238	(5,757)	—	(4,078)	3,206	527	(14,336)	—	(10,603)
Amount	$21,604	$3,543	$(86,146)	$—	$(60,999)	$43,599	$7,106	$(193,658)	$—	$(142,953)

28

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	314	$4,713
For the Year Ended October 31, 2010	1,089	$14,842

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $57, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

29

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

30

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31

The Hartford Advisers Fund
Financial Highlights
– Selected Per-Share Data – (A)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$14.23	$0.08	$–	$1.42	$1.50	$(0.09)	$–	$–	$(0.09)	$1.41	$15.64
B	14.10	0.02	–	1.41	1.43	(0.03)	–	–	(0.03)	1.40	15.50
C	14.24	0.03	–	1.42	1.45	(0.04)	–	–	(0.04)	1.41	15.65
R3	14.38	0.07	–	1.43	1.50	(0.07)	–	–	(0.07)	1.43	15.81
R4	14.39	0.09	–	1.44	1.53	(0.10)	–	–	(0.10)	1.43	15.82
R5	14.40	0.11	–	1.44	1.55	(0.12)	–	–	(0.12)	1.43	15.83
Y	14.41	0.12	–	1.44	1.56	(0.13)	–	–	(0.13)	1.43	15.84

For the Year Ended October 31, 2010
A	12.67	0.17	–	1.55	1.72	(0.16)	–	–	(0.16)	1.56	14.23
B	12.54	0.06	–	1.53	1.59	(0.03)	–	–	(0.03)	1.56	14.10
C	12.67	0.07	–	1.56	1.63	(0.06)	–	–	(0.06)	1.57	14.24
R3	12.81	0.13	–	1.58	1.71	(0.14)	–	–	(0.14)	1.57	14.38
R4	12.81	0.18	–	1.57	1.75	(0.17)	–	–	(0.17)	1.58	14.39
R5	12.82	0.21	–	1.58	1.79	(0.21)	–	–	(0.21)	1.58	14.40
Y	12.83	0.23	–	1.57	1.80	(0.22)	–	–	(0.22)	1.58	14.41

For the Year Ended October 31, 2009 (E)
A	10.80	0.21	–	1.94	2.15	(0.28)	–	–	(0.28)	1.87	12.67
B	10.69	0.12	–	1.92	2.04	(0.19)	–	–	(0.19)	1.85	12.54
C	10.80	0.12	–	1.94	2.06	(0.19)	–	–	(0.19)	1.87	12.67
R3	10.92	0.18	–	1.97	2.15	(0.26)	–	–	(0.26)	1.89	12.81
R4	10.92	0.17	–	2.01	2.18	(0.29)	–	–	(0.29)	1.89	12.81
R5	10.93	0.24	–	1.97	2.21	(0.32)	–	–	(0.32)	1.89	12.82
Y	10.93	0.28	–	1.95	2.23	(0.33)	–	–	(0.33)	1.90	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	–	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	(7.72)	10.80
B	18.34	0.15	–	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	(7.65)	10.69
C	18.51	0.16	–	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	(7.71)	10.80
R3	18.70	0.21	–	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	(7.78)	10.92
R4	18.70	0.26	–	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	(7.78)	10.92
R5	18.71	0.31	–	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	(7.78)	10.93
Y	18.71	0.33	–	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	(7.78)	10.93

For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	–	(0.40)	1.78	18.52
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	–	(0.25)	1.77	18.34
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	–	(0.28)	1.78	18.51
R3(I)	17.24	0.21	–	1.44	1.65	(0.19)	–	–	(0.19)	1.46	18.70
R4(I)	17.24	0.25	–	1.44	1.69	(0.23)	–	–	(0.23)	1.46	18.70
R5(I)	17.24	0.31	–	1.43	1.74	(0.27)	–	–	(0.27)	1.47	18.71
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	–	(0.48)	1.80	18.71

For the Year Ended October 31, 2006
A	15.34	0.31	–	1.38	1.69	(0.29)	–	–	(0.29)	1.40	16.74
B	15.19	0.18	–	1.37	1.55	(0.17)	–	–	(0.17)	1.38	16.57
C	15.34	0.19	–	1.38	1.57	(0.18)	–	–	(0.18)	1.39	16.73
Y	15.50	0.38	–	1.40	1.78	(0.37)	–	–	(0.37)	1.41	16.91

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

32

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.57	%(F)	$565,288	1.23	%(G)	1.18	%(G)	1.18	%(G)	1.10	%(G)	27%
10.13	(F)	40,105	2.14	(G)	2.04	(G)	2.04	(G)	0.24	(G)	–
10.18	(F)	91,942	1.90	(G)	1.90	(G)	1.90	(G)	0.38	(G)	–
10.49	(F)	191	1.52	(G)	1.40	(G)	1.40	(G)	0.88	(G)	–
10.68	(F)	4,873	1.14	(G)	1.10	(G)	1.10	(G)	1.18	(G)	–
10.79	(F)	114	0.85	(G)	0.80	(G)	0.80	(G)	1.48	(G)	–
10.83	(F)	1,873	0.74	(G)	0.74	(G)	0.74	(G)	1.54	(G)	–

13.64		554,735	1.23		1.18		1.18		1.21		62
12.72		48,096	2.13		2.03		2.03		0.38		–
12.89		92,526	1.90		1.90		1.90		0.49		–
13.38		153	1.55		1.42		1.42		0.91		–
13.72		1,420	1.13		1.12		1.12		1.28		–
14.06		102	0.85		0.81		0.81		1.51		–
14.14		1,685	0.73		0.73		0.73		1.66		–

20.47		580,354	1.32		1.15		1.15		1.90		73
19.42		73,778	2.25		2.04		2.04		1.06		–
19.46		98,891	1.98		1.98		1.98		1.08		–
20.20		13	1.84		1.32		1.32		1.65		–
20.47		1,275	1.13		1.13		1.13		1.61		–
20.83		9	0.85		0.83		0.83		2.18		–
20.98		1,610	0.76		0.76		0.76		2.49		–

(33.24)		593,816	1.18		1.18		1.18		1.75		79
(33.80)		103,632	2.03		2.00		2.00		0.93		–
(33.68)		106,819	1.87		1.87		1.87		1.06		–
(33.39)		9	1.57		1.43		1.43		1.49		–
(33.16)		113	1.11		1.11		1.11		1.80		–
(32.96)		7	0.79		0.79		0.79		2.13		–
(32.91)		11,347	0.70		0.70		0.70		2.22		–

13.23	(H)	1,088,361	1.15		1.10		1.10		1.67		84
12.32	(H)	248,020	1.96		1.91		1.91		0.85		–
12.44	(H)	206,799	1.83		1.78		1.78		0.98		–
9.62	(F)	11	1.45	(G)	1.40	(G)	1.40	(G)	1.38	(G)	–
9.88	(F)	53	1.11	(G)	1.06	(G)	1.06	(G)	1.68	(G)	–
10.17	(F)	11	0.85	(G)	0.80	(G)	0.80	(G)	1.98	(G)	–
13.73	(H)	19,948	0.69		0.64		0.64		2.13		–

11.16		1,110,324	1.17		1.12		1.12		1.86		99
10.25		341,772	1.96		1.91		1.91		1.07		–
10.32		219,580	1.87		1.82		1.82		1.16		–
11.63		17,710	0.71		0.66		0.66		2.32		–

33

The Hartford Advisers Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

34

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

35

The Hartford Advisers Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36

The Hartford Advisers Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,105.69	$6.16	$1,000.00	$1,018.94	$5.91	1.18%	181	365
Class B	$1,000.00	$1,101.29	$10.63	$1,000.00	$1,014.68	$10.19	2.04	181	365
Class C	$1,000.00	$1,101.76	$9.92	$1,000.00	$1,015.36	$9.51	1.90	181	365
Class R3	$1,000.00	$1,104.87	$7.31	$1,000.00	$1,017.85	$7.01	1.40	181	365
Class R4	$1,000.00	$1,106.81	$5.75	$1,000.00	$1,019.34	$5.51	1.10	181	365
Class R5	$1,000.00	$1,107.91	$4.18	$1,000.00	$1,020.83	$4.01	0.80	181	365
Class Y	$1,000.00	$1,108.35	$3.85	$1,000.00	$1,021.14	$3.70	0.74	181	365

37

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-AD11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Balanced Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Balanced Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/28/04 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
				Since
	6 Month†	1 Year	5 year	Inception
Balanced Allocation A#	10.59%	14.40%	4.27%	6.07%
Balanced Allocation A##		8.11%	3.10%	5.21%
Balanced Allocation B#	10.18%	13.52%	3.46%	5.26%
Balanced Allocation B##		8.52%	3.11%	5.26%
Balanced Allocation C#	10.22%	13.61%	3.50%	5.29%
Balanced Allocation C##		12.61%	3.50%	5.29%
Balanced Allocation I#	10.76%	14.74%	4.56%	6.28%
Balanced Allocation R3#	10.41%	13.99%	3.92%	5.81%
Balanced Allocation R4#	10.58%	14.39%	4.25%	6.05%
Balanced Allocation R5#	10.73%	14.71%	4.51%	6.25%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.48%
S&P 500 Index	16.35%	17.24%	2.96%	4.98%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 10.59%, before sales charges, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.44%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index-posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans, outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, because the stock / bond mix being relatively fixed at 60/40, we look to add value by strategically allocating within the stock and bond investment sub asset classes.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance.
Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund

3

selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching for inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, we believe the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

In this low yield environment, the Fund will continue to allocate to higher yielding fixed income asset classes such as emerging market debt.

Composition by Investments
as of April 30, 2011
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	3.7%
Powershares Emerging Markets Sovereign Debt Portfolio	1.0
SPDR Dow Jones International Real Estate	0.8
SPDR Dow Jones REIT	1.3
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	8.3
The Hartford Capital Appreciation II Fund, Class Y	3.6
The Hartford Corporate Opportunities Fund, Class Y	7.7
The Hartford Disciplined Equity Fund, Class Y	1.3
The Hartford Dividend and Growth Fund, Class Y	1.6
The Hartford Equity Income Fund, Class Y	2.4
The Hartford Floating Rate Fund, Class Y	2.1
The Hartford Fundamental Growth Fund, Class Y	1.5
The Hartford Global Growth Fund, Class Y	3.6
The Hartford Global Research Fund, Class Y	1.4
The Hartford Growth Fund, Class Y	1.8
The Hartford Growth Opportunities Fund, Class Y	1.4
The Hartford High Yield Fund, Class Y	1.6
The Hartford Inflation Plus Fund, Class Y	10.3
The Hartford International Opportunities Fund, Class Y	3.6
The Hartford International Small Company Fund, Class Y	1.6
The Hartford International Value Fund, Class Y	1.0
The Hartford MidCap Fund, Class Y	2.2
The Hartford MidCap Value Fund, Class Y	1.2
The Hartford Short Duration Fund, Class Y	8.6
The Hartford Small Company Fund, Class Y	1.6
The Hartford Small/Mid Cap Equity Fund, Class Y	1.4
The Hartford SmallCap Growth Fund, Class Y	1.6
The Hartford Strategic Income Fund, Class Y	1.4
The Hartford Total Return Bond Fund, Class Y	7.2
The Hartford Value Fund, Class Y	11.3
The Hartford Value Opportunities Fund, Class Y	0.9
Vanguard Emerging Markets	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Balanced Allocation Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 92.2%
EQUITY FUNDS - 53.3%
1,957	The Hartford Capital Appreciation Fund, Class Y●		$77,544
2,116	The Hartford Capital Appreciation II Fund, Class Y●		33,173
838	The Hartford Disciplined Equity Fund, Class Y		12,017
711	The Hartford Dividend and Growth Fund, Class Y		14,885
1,604	The Hartford Equity Income Fund, Class Y		22,398
1,155	The Hartford Fundamental Growth Fund, Class Y●		14,466
1,865	The Hartford Global Growth Fund, Class Y		33,183
1,216	The Hartford Global Research Fund, Class Y		13,266
846	The Hartford Growth Fund, Class Y●		17,005
417	The Hartford Growth Opportunities Fund, Class Y		13,062
2,029	The Hartford International Opportunities Fund, Class Y		33,719
1,018	The Hartford International Small Company Fund, Class Y		14,590
694	The Hartford International Value Fund, Class Y		9,254
757	The Hartford MidCap Fund, Class Y●		20,177
853	The Hartford MidCap Value Fund, Class Y		11,340
600	The Hartford Small Company Fund, Class Y●		14,757
1,120	The Hartford Small/Mid Cap Equity Fund, Class Y		13,148
419	The Hartford SmallCap Growth Fund, Class Y●		15,389
8,545	The Hartford Value Fund, Class Y		105,612
560	The Hartford Value Opportunities Fund, Class Y		8,319
	Total equity funds
	(cost $398,224)		$497,304

FIXED INCOME FUNDS - 38.9%
7,135	The Hartford Corporate Opportunities Fund, Class Y		$71,845
2,219	The Hartford Floating Rate Fund, Class Y		19,908
1,934	The Hartford High Yield Fund, Class Y		14,699
8,174	The Hartford Inflation Plus Fund, Class Y		96,039
8,102	The Hartford Short Duration Fund, Class Y		80,128
1,381	The Hartford Strategic Income Fund, Class Y		12,846
6,226	The Hartford Total Return Bond Fund, Class Y		66,871
	Total fixed income funds
	(cost $346,973)		$362,336

	Total investments in affiliated investment companies
	(cost $745,197)		$859,640

EXCHANGE TRADED FUNDS - 7.7%
1,098	Powershares DB Commodity Index Tracking Fund ●		$35,011
355	Powershares Emerging Markets Sovereign Debt Portfolio		9,469
172	SPDR Dow Jones International Real Estate		7,132
178	SPDR Dow Jones REIT		12,160
163	Vanguard Emerging Markets		8,239
	Total exchange traded funds
	(cost $53,909)		$72,011

	Total long-term investments
	(cost $799,106)		$931,651

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
45	State Street Bank Money Market Fund		$45

	Total short-term investments
	(cost $45)		$45

	Total investments
	(cost $799,151) ▲	99.9%	$931,696
	Other assets and liabilities	0.1%	532
	Total net assets	100.0%	$932,228

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $803,198 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$132,545
Unrealized Depreciation	(4,047)
Net Unrealized Appreciation	$128,498

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$859,640	$859,640	$–	$–
Exchange Traded Funds	72,011	72,011	–	–
Short-Term Investments	45	45	–	–
Total	$931,696	$931,696	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $53,954)	$72,056
Investments in underlying affiliated funds, at market value (cost $745,197)	859,640
Receivables:
Investment securities sold	790
Fund shares sold	1,788
Dividends and interest	1,314
Other assets	92
Total assets	935,680
Liabilities:
Payables:
Investment securities purchased	1,311
Fund shares redeemed	1,928
Investment management fees	16
Administrative fees	2
Distribution fees	60
Accrued expenses	135
Total liabilities	3,452
Net assets	$932,228
Summary of Net Assets:
Capital stock and paid-in-capital	$890,833
Accumulated distribution in excess of net investment income	(1,283)
Accumulated net realized loss on investments	(89,867)
Unrealized appreciation of investments	132,545
Net assets	$932,228

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.07/$12.77
Shares outstanding	47,000
Net assets	$567,359
Class B: Net asset value per share	$12.04
Shares outstanding	7,780
Net assets	$93,656
Class C: Net asset value per share	$12.03
Shares outstanding	15,471
Net assets	$186,122
Class I: Net asset value per share	$12.06
Shares outstanding	450
Net assets	$5,433
Class R3: Net asset value per share	$11.99
Shares outstanding	2,090
Net assets	$25,073
Class R4: Net asset value per share	$12.06
Shares outstanding	3,280
Net assets	$39,573
Class R5: Net asset value per share	$12.07
Shares outstanding	1,244
Net assets	$15,012

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$920
Dividends from underlying affiliated funds	7,695
Total investment income	8,615

Expenses:
Investment management fees	560
Administrative services fees	46
Transfer agent fees	469
Distribution fees
Class A	672
Class B	461
Class C	894
Class R3	54
Class R4	30
Custodian fees	—
Accounting services fees	52
Registration and filing fees	65
Board of Directors' fees	9
Audit fees	9
Other expenses	61
Total expenses	3,382
Net Investment Income	5,233
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	2,162
Net realized gain on investments in underlying affiliated funds	5,111
Net realized gain on investments in securities	7
Net Realized Gain on Investments	7,280
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	75,678
Net Changes in Unrealized Appreciation of Investments	75,678
Net Gain on Investments	82,958
Net Increase in Net Assets Resulting from Operations	$88,191

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$5,233	$10,002
Net realized gain (loss) on investments	7,280	(23,784)
Net unrealized appreciation of investments	75,678	119,850
Net Increase In Net Assets Resulting From Operations	88,191	106,068
Distributions to Shareholders:
From net investment income
Class A	(5,681)	(7,390)
Class B	(608)	(627)
Class C	(1,233)	(1,288)
Class I	(55)	(47)
Class R3	(193)	(99)
Class R4	(211)	(222)
Class R5	(170)	(250)
Total distributions	(8,151)	(9,923)
Capital Share Transactions:
Class A	(1,249)	(23,571)
Class B	(6,667)	(14,404)
Class C	(5,842)	(14,085)
Class I	1,333	1,276
Class R3	4,823	15,738
Class R4	17,649	4,257
Class R5	(143)	(901)
Net increase (decrease) from capital share transactions	9,904	(31,690)
Net Increase In Net Assets	89,944	64,455
Net Assets:
Beginning of period	842,284	777,829
End of period	$932,228	$842,284
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1,283)	$1,635

The accompanying notes are an integral part of these financial statements.

10

The Hartford Balanced Allocation Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

12

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed- delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$9,923	$13,114

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,635
Accumulated Capital Losses *	(93,100)
Unrealized Appreciation †	52,820
Total Accumulated Deficit	$(38,645)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – As of October 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$14,074
2017	56,654
2018	22,372
Total	$93,100

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

14

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 milllion	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

April 30, 2011, HIFSCO received front-end load sales charges of $1,374 and contingent deferred sales charges of $79 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $29. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$121,396
Sales Proceeds Excluding U.S. Government Obligations	110,568

16

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,712	485	(5,297)	—	(100)	9,018	692	(11,997)	—	(2,287)
Amount	$54,163	$5,523	$(60,935)	$—	$(1,249)	$93,621	$7,170	$(124,362)	$—	$(23,571)
Class B
Shares	160	50	(789)	—	(579)	322	58	(1,770)	—	(1,390)
Amount	$1,830	$570	$(9,067)	$—	$(6,667)	$3,321	$598	$(18,323)	$—	$(14,404)
Class C
Shares	1,194	100	(1,804)	—	(510)	2,997	112	(4,487)	—	(1,378)
Amount	$13,709	$1,136	$(20,687)	$—	$(5,842)	$31,055	$1,152	$(46,292)	$—	$(14,085)
Class I
Shares	179	4	(67)	—	116	233	4	(116)	—	121
Amount	$2,054	$50	$(771)	$—	$1,333	$2,434	$40	$(1,198)	$—	$1,276
Class R3
Shares	811	17	(402)	—	426	1,909	9	(396)	—	1,522
Amount	$9,275	$189	$(4,641)	$—	$4,823	$19,733	$94	$(4,089)	$—	$15,738
Class R4
Shares	2,001	18	(522)	—	1,497	645	21	(265)	—	401
Amount	$23,412	$211	$(5,974)	$—	$17,649	$6,759	$222	$(2,724)	$—	$4,257
Class R5
Shares	144	16	(174)	—	(14)	355	24	(460)	—	(81)
Amount	$1,659	$170	$(1,972)	$—	$(143)	$3,666	$250	$(4,817)	$—	$(901)
Total
Shares	9,201	690	(9,055)	—	836	15,479	920	(19,491)	—	(3,092)
Amount	$106,102	$7,849	$(104,047)	$—	$9,904	$160,589	$9,526	$(201,805)	$—	$(31,690)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	53	$614
For the Year Ended October 31, 2010	178	$1,868

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the

17

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

18

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19

The Hartford Balanced Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$11.03	$0.08	$–	$1.08	$1.16	$(0.12)	$–	$–	$(0.12)	$1.04	$12.07
B	11.00	0.04	–	1.07	1.11	(0.07)	–	–	(0.07)	1.04	12.04
C	10.99	0.04	–	1.08	1.12	(0.08)	–	–	(0.08)	1.04	12.03
I	11.02	0.10	–	1.08	1.18	(0.14)	–	–	(0.14)	1.04	12.06
R3	10.96	0.06	–	1.07	1.13	(0.10)	–	–	(0.10)	1.03	11.99
R4	11.02	0.09	–	1.07	1.16	(0.12)	–	–	(0.12)	1.04	12.06
R5	11.03	0.10	–	1.08	1.18	(0.14)	–	–	(0.14)	1.04	12.07

For the Year Ended October 31, 2010
A	9.79	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.03
B	9.76	0.07	–	1.24	1.31	(0.07)	–	–	(0.07)	1.24	11.00
C	9.75	0.08	–	1.24	1.32	(0.08)	–	–	(0.08)	1.24	10.99
I	9.78	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.02
R3	9.74	0.13	–	1.23	1.36	(0.14)	–	–	(0.14)	1.22	10.96
R4	9.78	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.02
R5	9.79	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.03

For the Year Ended October 31, 2009
A	8.48	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.79
B	8.45	0.12	–	1.30	1.42	(0.11)	–	–	(0.11)	1.31	9.76
C	8.45	0.12	–	1.30	1.42	(0.12)	–	–	(0.12)	1.30	9.75
I	8.47	0.24	–	1.28	1.52	(0.21)	–	–	(0.21)	1.31	9.78
R3	8.44	0.15	–	1.30	1.45	(0.15)	–	–	(0.15)	1.30	9.74
R4	8.47	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.78
R5	8.48	0.21	–	1.31	1.52	(0.21)	–	–	(0.21)	1.31	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	–	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	(4.62)	8.48
B	13.06	0.16	–	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	(4.61)	8.45
C	13.06	0.17	–	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	(4.61)	8.45
I	13.09	0.33	–	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	(4.62)	8.47
R3	13.08	0.26	–	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	(4.64)	8.44
R4	13.10	0.38	–	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	(4.63)	8.47
R5	13.10	0.41	–	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	(4.62)	8.48

For the Year Ended October 31, 2007
A	12.01	0.27	–	1.45	1.72	(0.36)	(0.27)	–	(0.63)	1.09	13.10
B	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
C	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
I	12.00	0.26	–	1.50	1.76	(0.40)	(0.27)	–	(0.67)	1.09	13.09
R3(G)	11.89	0.08	–	1.25	1.33	(0.14)	–	–	(0.14)	1.19	13.08
R4(G)	11.89	0.14	–	1.23	1.37	(0.16)	–	–	(0.16)	1.21	13.10
R5(G)	11.89	0.14	–	1.25	1.39	(0.18)	–	–	(0.18)	1.21	13.10

For the Year Ended October 31, 2006
A	10.95	0.18	–	1.12	1.30	(0.22)	(0.02)	–	(0.24)	1.06	12.01
B	10.92	0.10	–	1.11	1.21	(0.13)	(0.02)	–	(0.15)	1.06	11.98
C	10.92	0.11	–	1.11	1.22	(0.14)	(0.02)	–	(0.16)	1.06	11.98
I(H)	11.66	0.05	–	0.34	0.39	(0.05)	–	–	(0.05)	0.34	12.00
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.
(H)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.59	%(E)	$567,359	0.54	%(F)	0.54	%(F)	0.54	%(F)	1.44	%(F)	12%
10.18	(E)	93,656	1.33	(F)	1.33	(F)	1.33	(F)	0.65	(F)	–
10.22	(E)	186,122	1.28	(F)	1.28	(F)	1.28	(F)	0.71	(F)	–
10.76	(E)	5,433	0.24	(F)	0.24	(F)	0.24	(F)	1.71	(F)	–
10.41	(E)	25,073	0.88	(F)	0.88	(F)	0.88	(F)	1.06	(F)	–
10.58	(E)	39,573	0.57	(F)	0.57	(F)	0.57	(F)	1.32	(F)	–
10.73	(E)	15,012	0.27	(F)	0.27	(F)	0.27	(F)	1.72	(F)	–

14.33		519,328	0.54		0.54		0.54		1.48		25
13.44		91,904	1.35		1.35		1.35		0.68		–
13.55		175,611	1.29		1.29		1.29		0.74		–
14.65		3,685	0.28		0.28		0.28		1.73		–
14.02		18,235	0.88		0.88		0.88		1.06		–
14.32		19,647	0.58		0.58		0.58		1.45		–
14.64		13,874	0.28		0.28		0.28		1.76		–

18.01		483,316	0.58		0.58		0.58		2.20		17
17.15		95,125	1.42		1.38		1.38		1.41		–
17.07		169,306	1.34		1.34		1.34		1.46		–
18.39		2,079	0.28		0.28		0.28		3.01		–
17.52		1,381	0.96		0.96		0.96		1.47		–
18.04		13,518	0.59		0.59		0.59		2.08		–
18.37		13,104	0.29		0.29		0.29		2.22		–

(29.35)		439,955	0.53		0.53		0.53		2.23		18
(29.95)		92,829	1.35		1.35		1.35		1.47		–
(29.91)		160,167	1.29		1.29		1.29		1.49		–
(29.15)		2,238	0.22		0.22		0.22		1.59		–
(29.74)		358	0.92		0.92		0.92		0.86		–
(29.44)		8,535	0.59		0.59		0.59		1.54		–
(29.16)		4,135	0.29		0.29		0.29		1.54		–

14.95		608,443	0.54		0.54		0.54		2.09		34
14.03		135,541	1.36		1.33		1.33		1.34		–
14.07		225,155	1.29		1.29		1.29		1.35		–
15.35		927	0.22		0.22		0.22		1.88		–
11.29	(E)	115	0.93	(F)	0.93	(F)	0.93	(F)	0.94	(F)	–
11.61	(E)	2,679	0.66	(F)	0.66	(F)	0.66	(F)	1.23	(F)	–
11.79	(E)	725	0.36	(F)	0.36	(F)	0.36	(F)	1.54	(F)	–

11.98		453,492	0.62		0.62		0.62		1.52		15
11.22		109,117	1.44		1.36		1.36		0.82		–
11.24		171,073	1.38		1.36		1.36		0.78		–
3.35	(E)	353	0.39	(F)	0.39	(F)	0.39	(F)	1.47	(F)	–

21

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

23

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,105.90	$2.80	$1,000.00	$1,022.14	$2.69	0.54%	181	365
Class B	$1,000.00	$1,101.76	$6.94	$1,000.00	$1,018.19	$6.67	1.33	181	365
Class C	$1,000.00	$1,102.23	$6.65	$1,000.00	$1,018.47	$6.38	1.28	181	365
Class I	$1,000.00	$1,107.63	$1.25	$1,000.00	$1,023.61	$1.20	0.24	181	365
Class R3	$1,000.00	$1,104.09	$4.58	$1,000.00	$1,020.44	$4.40	0.88	181	365
Class R4	$1,000.00	$1,105.78	$3.00	$1,000.00	$1,021.95	$2.88	0.57	181	365
Class R5	$1,000.00	$1,107.33	$1.43	$1,000.00	$1,023.43	$1.38	0.27	181	365

25

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-BA11 6/10   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Balanced Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Balanced Income Fund inception 07/31/2006
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
			Since
	6 Month†	1 Year	Inception
Balanced Income A#	7.98%	14.10%	6.32%
Balanced Income A##		7.83%	5.06%
Balanced Income B#	7.59%	13.26%	5.52%
Balanced Income B##		8.26%	5.18%
Balanced Income C#	7.60%	13.34%	5.52%
Balanced Income C##		12.34%	5.52%
Balanced Income I#	8.20%	14.49%	6.39%
Balanced Income R3#	7.85%	13.88%	6.56%
Balanced Income R4#	7.95%	14.13%	6.61%
Balanced Income R5#	8.11%	14.46%	6.67%
Balanced Income Y#	8.25%	14.55%	6.69%
Balanced Income Fund Blended Index	8.18%	11.72%	5.06%
Barclays Capital Corporate Index	0.83%	7.36%	6.98%
Russell 1000 Value Index	17.29%	15.24%	1.37%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Capital Corporate Index (44%), Barclays Capital U.S. High-Yield Index (5.5%) and JP Morgan EMBI Plus Index (5.5%).

Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 7.98%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Barclays Capital Corporate Index, which returned 0.83% for the same period. The Fund underperformed its custom benchmark (45% Russell 1000 Value Index, 44% Barclays Capital Corporate Index, 5.5% Barclays Capital High Yield 2% Capped Index, and 5.5% JP Morgan EMBI Plus Index) which returned 8.18% as well as the Russell 1000 Value Index, which returned 17.29% for the same period. The Fund also underperformed the 9.44% return of the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Equity markets ended the period higher as generally strong economic data and robust earnings reports were enough to offset concerns over the aftermath of the Japanese earthquake and tsunami. Economic releases indicated continued momentum in the U.S. recovery: the labor market exhibited modest improvement while manufacturing and services also gained strength. The continued global expansion and tight supply conditions in many areas combined to drive commodity prices higher as well. However, the housing market continued to struggle. The Russell 1000 Value Index rose 17.29% during the period. The Energy (+38%) and Materials (+25%) sectors posted the sharpest gains, while less economically-sensitive areas such as Utilities (+8%) and Consumer Staples (+10%) lagged on a relative basis during the period.

Within fixed income markets, corporate bonds and high yield bonds continued to rise, while emerging markets debt declined during the period. High yield securities and investment grade corporate securities, as measured by the Barclays Capital High Yield (2% issuer cap) and Barclays Capital Corporate Index indices, gained 6.19% and 0.83%, respectively. Emerging markets bonds, as measured by the JP Morgan Emerging Markets Bond Index Plus, declined by 2.00%.

The equity component of the Fund underperformed its benchmark due to stock selection. Stock selection was weakest within Health Care, Consumer Discretionary, and Energy and was strongest within Financials and Information Technology. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to the Fund’s relative performance (i.e. performance of the Fund as measured against the benchmark), in part due to underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to Financials and Utilities and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Energy.

Among the top detractors from relative returns in the equity portion of the Fund were McDonald’s (Consumer Discretionary), Sysco (Consumer Staples), and Merck (Health Care). Despite reporting solid quarterly performance, shares of McDonald’s underperformed on a relative basis due to concerns of decelerating comparable store sales and higher input costs. Shares of Sysco, a North American food distributor, fell as a result of an unexpected deceleration in volume growth. Merck discontinued a clinical study of cardiovascular drug Vorapaxar, the company’s most visible pipeline product, driving the company’s stock price lower. Stocks that detracted most from absolute returns also included PG&E (Utilities) and American Electric Power (Utilities).

Among the top contributors to relative returns in the equity sleeve were Marathon Oil (Energy), ConocoPhillips (Energy), and Goldman Sachs (Financials). Shares of large U.S. refiner and oil exploration company Marathon Oil rose after the company announced a separation of refining and oil production. Shares of ConocoPhillips, an integrated energy company, benefited from strong exploration and production results and lower operating costs. Shares of financial services firm Goldman Sachs declined; not owning this benchmark component aided relative returns. Top contributors to absolute returns (i.e. total return) for the period included Chevron (Energy) and Marsh & McLennan (Financials).

The Fund’s fixed income component modestly outperformed its benchmark for the period due primarily to sector allocation and security selection. An overweight to High Yield contributed positively to relative returns as the sector outperformed the blended index. Security selection within Investment Grade Credit and Emerging Market Debt also contributed positively to relative returns. Among investment grade corporates, positive contributions from overweights to financial sectors including Banking, REITS and Insurance were partially offset by an underweight to Energy and Capital Goods. Within the emerging markets debt exposure, security selection in Turkey, Russia, and Peru via cash bonds and forward contracts was additive.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an underweight to fixed income and an overweight to equities.

What is the outlook?

As we entered 2011, equities were in the midst of a nearly-uninterrupted run dating back to the summer of last year. This rally had several distinguishing characteristics: developed markets led their emerging peers, oil and equities moved together, and gold, typically a counter-cyclical asset, gained alongside traditional risk assets. A series of global events, starting with turmoil and regime change in Egypt and culminating with the earthquake and its horrific aftermath in Japan, had a significant negative impact on market sentiment. Middle East and North Africa (MENA) unrest served to accentuate market concerns over the energy supply/demand balance, prompting oil to return to its more traditional role as a risk to global economic expansion – a change seen in the dramatic shift to a negative correlation between oil and equities in late January. Gold also resumed its upward march after bottoming in late January, aided by the possibility that higher oil prices could add to global inflationary pressures. Emerging markets (EM) continued to trail their developed counterparts, an indication that markets remain wary of slowdowns caused by further policy actions among emerging market governments to stem inflation.

At this point we do not expect a major downturn in equity markets, but there is some likelihood that we could move sideways with significant volatility until some of these issues are resolved. Stocks ultimately are driven by earnings. We believe that a meaningful trend in stock prices from here likely will require more clarity from corporate reports and real earnings.

Throughout this period we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions (i.e. stock by stock fundamental research), we ended the period most overweight Consumer Staples, Industrials, and Information Technology in the equity portion of the Fund. Our largest underweights were Financials, Utilities, and Health Care, relative to the Russell 1000 Value index.

Our outlook on the corporate bond market remains constructive as U.S. economic indicators continue to show signs of growth, fiscal and monetary policy is accommodative, corporate fundamentals remain supportive, and technicals for corporate bonds remain attractive. We anticipate that spreads could continue to tighten modestly as a result. While shareholder friendly activities have increased and warrant close monitoring, we expect these actions will continue to be done without dramatic negative credit impacts. While we may face increased volatility in the near term due to concerns about growth, inflation (energy & food), European Sovereign issues, and the U.S. debt ceiling, U.S. growth is anticipated to still be enough to support a positive credit environment. New issue demand remains robust and companies have very good access to capital, supporting low default expectations.

Our outlook for high yield remains optimistic, and our view is that returns will be “coupon like” between now and year-end. Nonetheless, it is possible that our projections could prove somewhat conservative.

We continue to have a constructive view on the emerging markets debt asset class due to the strong growth, low and stable debt burdens, and rising reserves balances that most EM countries share. We also believe that the global economic cycle is increasingly supportive, as the U.S. recovery now appears to be firmly in place and core Europe continues to strengthen. In addition, we expect reconstruction efforts in Japan to give a solid boost to economic growth there in the second half of 2011. Our enthusiasm remains tempered, however, by concerns over several important risks, including rising inflation, tightening global liquidity, the impact of higher oil prices, and uncertainty over Chinese growth prospects as authorities in that country try to engineer a modest slowdown in the economy. Certainly turmoil in the MENA region has refocused the market on the role that political risk can play in Emerging Markets fixed income performance.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its benchmark.

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.0%
Banks (Financials)	4.8
Capital Goods (Industrials)	4.8
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	0.9
Diversified Financials (Financials)	0.8
Energy (Energy)	6.2
Food & Staples Retailing (Consumer Staples)	0.8
Food, Beverage & Tobacco (Consumer Staples)	5.2
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	2.9
Materials (Materials)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.5
Real Estate (Financials)	0.1
Retailing (Consumer Discretionary)	2.1
Semiconductors & Semiconductor Equipment (Information Technology)	2.9
Telecommunication Services (Services)	1.9
Utilities (Utilities)	2.4
Total	46.6%
Fixed Income Securities
Accommodation and Food Services (Services)	0.1%
Administrative Waste Management and Remediation (Services)	0.1
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.0
Air Transportation (Transportation)	0.0
Apparel Manufacturing (Consumer Cyclical)	0.0
Arts, Entertainment and Recreation (Services)	3.6
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.1
Chemical Manufacturing (Basic Materials)	0.6
Computer and Electronic Product Manufacturing (Technology)	0.5
Construction (Consumer Cyclical)	0.1
Fabricated Metal Product Manufacturing (Basic Materials)	0.1
Finance and Insurance (Finance)	19.2
Food Manufacturing (Consumer Staples)	0.7
Food Services (Consumer Cyclical)	0.1
Foreign Governments (Foreign Governments)	4.7
Furniture and Related Product Manufacturing (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	2.0
Information (Technology)	3.7
Machinery Manufacturing (Capital Goods)	0.3
Mining (Basic Materials)	0.6
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.3
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.6
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.1
Other Services (Services)	0.1
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	2.4
Pipeline Transportation (Utilities)	1.2
Plastics and Rubber Products Manufacturing (Basic Materials)	0.0
Primary Metal Manufacturing (Basic Materials)	0.5
Printing and Related Support Activities (Services)	0.2
Professional, Scientific and Technical Services (Services)	0.2
Public Administration (Services)	0.2
Rail Transportation (Transportation)	0.1
Real Estate and Rental and Leasing (Finance)	0.9
Retail Trade (Consumer Cyclical)	1.5
Soap, Cleaning Compound, and Toilet Manufacturing (Consumer Staples)	0.1
Transportation (Transportation)	0.3
Transportation Equipment Manufacturing (Transportation)	0.0
U.S. Government Securities (U.S. Government Securities)	0.1
Utilities (Utilities)	2.8
Water Transportation (Transportation)	0.1
Wholesale Trade (Consumer Cyclical)	0.2
Total	49.8%
Short-Term Investments	2.7%
Other Assets and Liabilities	0.9
Total	100.0%

Diversification by Security Type
as of April 30, 2011
Percentage of
Category	Net Assets
Equity Securities
Common Stocks	46.4%
Preferred Stocks	0.2
Warrants	0.0
Total	46.6%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.5%
Corporate Bonds: Investment Grade	37.7
Corporate Bonds: Non-Investment Grade	10.8
Municipal Bonds	0.6
Senior Floating Rate Interests: Non-Investment Grade	0.1
U.S. Government Securities	0.1
Total	49.8%
Short-Term Investments	2.7%
Other Assets and Liabilities	0.9
Total	100.0%

The Hartford Balanced Income Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 46.4%
	Banks - 4.8%
37	Bank of Nova Scotia	$2,271
239	HSBC Holdings plc	2,609
64	M&T Bank Corp.	5,611
66	National Bank of Canada	5,481
32	Toronto-Dominion Bank ADR	2,755
		18,727
	Capital Goods - 4.8%
39	3M Co.	3,762
57	Eaton Corp.	3,051
40	Emerson Electric Co.	2,406
199	General Electric Co.	4,070
69	Illinois Tool Works, Inc.	4,030
18	Lockheed Martin Corp.	1,403
		18,722
	Commercial & Professional Services - 1.0%
30	Republic Services, Inc.	936
75	Waste Management, Inc.	2,940
		3,876
	Consumer Durables & Apparel - 1.0%
64	Mattel, Inc.	1,710
30	Stanley Black & Decker, Inc.	2,165
		3,875
	Consumer Services - 0.9%
45	McDonald's Corp.	3,532

	Diversified Financials - 0.6%
47	Credit Suisse Group ADR	2,134

	Energy - 6.2%
72	Chevron Corp.	7,858
65	ConocoPhillips Holding Co.	5,115
37	Exxon Mobil Corp.	3,273
148	Royal Dutch Shell plc B Shares	5,766
34	Total S.A. ADR	2,184
		24,196
	Food & Staples Retailing - 0.8%
102	Sysco Corp.	2,960

	Food, Beverage & Tobacco - 5.2%
78	Altria Group, Inc.	2,080
35	General Mills, Inc.	1,339
29	H.J. Heinz Co.	1,486
56	Imperial Tobacco Group plc	1,961
107	Kraft Foods, Inc.	3,596
39	PepsiCo, Inc.	2,700
65	Philip Morris International, Inc.	4,507
77	Unilever N.V. NY Shares ADR	2,534
		20,203
	Household & Personal Products - 1.5%
48	Kimberly-Clark Corp.	3,158
34	Procter & Gamble Co.	2,233
7	Reckitt Benckiser Group plc	380
		5,771
	Insurance - 2.9%
44	Chubb Corp.	2,842
237	Marsh & McLennan Cos., Inc.	7,174
24	Swiss Re	1,430
		11,446
	Materials - 1.8%
48	E.I. DuPont de Nemours & Co.	2,732
48	Nucor Corp.	2,249
36	Packaging Corp. of America	1,024
12	PPG Industries, Inc.	1,098
		7,103
	Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
58	AstraZeneca plc ADR	2,865
94	Johnson & Johnson	6,204
173	Merck & Co., Inc.	6,212
300	Pfizer, Inc.	6,290
		21,571
	Real Estate - 0.1%
5	Plum Creek Timber Co., Inc.	216

	Retailing - 2.1%
31	Genuine Parts Co.	1,686
174	Home Depot, Inc.	6,444
		8,130
	Semiconductors & Semiconductor Equipment - 2.9%
94	Analog Devices, Inc.	3,785
163	Intel Corp.	3,780
139	Maxim Integrated Products, Inc.	3,787
		11,352
	Telecommunication Services - 1.9%
147	AT&T, Inc.	4,583
98	Vodafone Group plc ADR	2,862
		7,445
	Utilities - 2.4%
33	American Electric Power Co., Inc.	1,207
81	Companhia Energetica de Minas Gerais ADR	1,685
24	Dominion Resources, Inc.	1,091
21	NextEra Energy, Inc.	1,177
37	PG&E Corp.	1,682
21	PPL Corp.	570
74	Xcel Energy, Inc.	1,793
		9,205
	Total common stocks
	(cost $152,116)	$180,464

PREFERRED STOCKS - 0.2%
	Automobiles & Components - 0.0%
1	General Motors Co., 4.75% ۞	$42

	Banks - 0.0%
–	Wells Fargo & Co., 7.50% ۞	76

	Diversified Financials - 0.2%
2	AMG Capital Trust I, 5.10% ۞	89
8	Citigroup Capital XIII	208
19	GMAC Capital Trust I۞	480
		777
	Total preferred stocks
	(cost $850)	$895

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
WARRANTS - 0.0%
	Diversified Financials - 0.0%
–	Mexican Bonos	$–

	Total warrants
	(cost $6)	$–

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%

	Finance and Insurance - 0.5%
	Bear Stearns Commercial Mortgage Securities, Inc.
$455	5.20%, 12/11/2038	$493
550	5.54%, 09/11/2041 - 10/12/2041	605
	Commercial Mortgage Pass-Through Certificates
100	5.77%, 06/10/2046 Δ	111
	JP Morgan Chase Commercial Mortgage Securities Corp.
275	5.47%, 04/15/2043 Δ	302
	Long Beach Automotive Receivables Trust
43	5.03%, 01/15/2014	44
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	108
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	109
		1,772

	Total asset & commercial mortgage backed securities
	(cost $1,650)	$1,772

CORPORATE BONDS: INVESTMENT GRADE - 37.7%
	Air Transportation - 0.0%
	Continental Airlines, Inc.
$19	5.98%, 04/19/2022	$19
	Southwest Airlines Co.
52	6.15%, 08/01/2022	56
		75
	Arts, Entertainment and Recreation - 3.0%
	AT&T Broadband Corp.
120	8.38%, 03/15/2013	136
	BSKYB Finance UK plc
350	6.50%, 10/15/2035 ■	378
	CBS Corp.
150	5.50%, 05/15/2033	142
20	5.90%, 10/15/2040	19
105	8.20%, 05/15/2014	123
325	8.88%, 05/15/2019	414
	Comcast Corp.
180	4.95%, 06/15/2016	195
400	5.70%, 05/15/2018	443
250	6.40%, 05/15/2038	265
80	6.45%, 03/15/2037	85
510	7.05%, 03/15/2033	582
	DirecTV Holdings LLC
200	3.55%, 03/15/2015	207
425	4.75%, 10/01/2014	461
325	5.00%, 03/01/2021	334
175	6.00%, 08/15/2040	174
	Discovery Communications, Inc.
290	3.70%, 06/01/2015	303
	Grupo Televisa S.A.
95	6.63%, 01/15/2040	101
	NBC Universal, Inc.
670	3.65%, 04/30/2015 ■	694
150	5.15%, 04/30/2020 ■	157
350	5.95%, 04/01/2041 ■	350
	News America Holdings, Inc.
75	7.75%, 12/01/2045	90
100	8.88%, 04/26/2023	132
	News America, Inc.
200	6.15%, 02/15/2041 ■	204
285	6.40%, 12/15/2035	301
250	6.90%, 03/01/2019	294
	Time Warner Cable, Inc.
120	5.40%, 07/02/2012	126
100	6.20%, 07/01/2013	110
125	6.75%, 06/15/2039	136
300	7.30%, 07/01/2038	345
625	8.25%, 04/01/2019	775
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	38
	Time Warner, Inc.
295	3.15%, 07/15/2015	302
300	4.13%, 02/15/2021	287
275	4.88%, 03/15/2020	285
175	6.10%, 07/15/2040	178
350	6.25%, 03/29/2041	365
75	6.63%, 05/15/2029	82
510	7.63%, 04/15/2031	612
	Viacom, Inc.
50	4.25%, 09/15/2015	53
270	4.38%, 09/15/2014	290
500	4.50%, 03/01/2021	500
340	6.13%, 10/05/2017	388
	Virgin Media Secured Finance plc
100	6.50%, 01/15/2018	109
		11,565
	Beverage and Tobacco Product Manufacturing - 1.1%
	Altria Group, Inc.
325	4.13%, 09/11/2015	342
150	8.50%, 11/10/2013	175
125	9.25%, 08/06/2019	165
155	9.70%, 11/10/2018	206
185	10.20%, 02/06/2039	271
	Anheuser-Busch InBev N.V.
625	5.38%, 11/15/2014 - 01/15/2020	695
145	7.20%, 01/15/2014	166
100	8.00%, 11/15/2039	136
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	23
35	9.50%, 11/15/2018 ■	47
	Bottling Group LLC
300	6.95%, 03/15/2014	347
	Diageo Capital plc
180	5.75%, 10/23/2017	205
	International CCE, Inc.
500	3.50%, 09/15/2020	478

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Beverage and Tobacco Product Manufacturing - 1.1% - (continued)
	Lorillard Tobacco Co.
$265	6.88%, 05/01/2020	$292
	Philip Morris International, Inc.
400	5.65%, 05/16/2018	452
	Reynolds American, Inc.
65	7.25%, 06/01/2013	72
35	7.63%, 06/01/2016	42
100	7.75%, 06/01/2018	119
		4,233
	Chemical Manufacturing - 0.4%
	Agrium, Inc.
200	6.75%, 01/15/2019	236
	Braskem Finance Ltd.
100	7.00%, 05/07/2020 §	109
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	55
	Dow Chemical Co.
635	4.25%, 11/15/2020	622
100	5.90%, 02/15/2015	112
20	7.60%, 05/15/2014	23
	Potash Corp. of Saskatchewan, Inc.
100	5.25%, 05/15/2014	110
	Yara International ASA
160	5.25%, 12/15/2014 ■	175
150	7.88%, 06/11/2019 ■	183
		1,625
	Computer and Electronic Product Manufacturing - 0.1%
	Seagate Technology International
15	10.00%, 05/01/2014 ■	18
	Siemens Finance
100	6.13%, 08/17/2026 ■	114
	Thermo Fisher Scientific, Inc.
335	3.20%, 05/01/2015 - 03/01/2016	344
100	5.00%, 06/01/2015	110
		586
	Finance and Insurance - 17.3%
	Abbey National Treasury Service
200	3.88%, 11/10/2014 ■	204
	Ace Capital Trust II
90	9.70%, 04/01/2030	117
	Ace INA Holdings, Inc.
475	2.60%, 11/23/2015	469
	Aegon N.V.
250	4.63%, 12/01/2015	263
	Aflac, Inc.
25	3.45%, 08/15/2015	25
	Allied World Assurance
50	7.50%, 08/01/2016	57
	Allstate Corp.
175	7.45%, 05/16/2019	211
	American Express Centurion Bank
300	6.00%, 09/13/2017	341
	American Express Co.
250	7.25%, 05/20/2014	287
550	8.13%, 05/20/2019	699
	American Express Credit Corp.
325	2.75%, 09/15/2015	324
	American International Group, Inc.
360	3.65%, 01/15/2014	369
100	5.05%, 10/01/2015	104
375	5.45%, 05/18/2017	393
100	6.25%, 03/15/2037	95
180	8.18%, 05/15/2058	202
	Ameriprise Financial, Inc.
50	5.30%, 03/15/2020	54
370	5.65%, 11/15/2015	418
	AON Corp.
275	5.00%, 09/30/2020	282
	Avalonbay Communities, Inc.
275	5.70%, 03/15/2017	308
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	43
25	6.38%, 06/01/2019 ■	28
	Banco do Brasil
100	8.50%, 10/20/2049 §♠	117
	Banco Mercantil Del Norte S.A.
10	6.14%, 10/13/2016 §Δ	10
	Bancolombia S.A.
125	6.13%, 07/26/2020	127
	Bank of America Corp.
400	5.13%, 11/15/2014	432
1,000	5.42%, 03/15/2017	1,043
100	5.63%, 07/01/2020	105
980	5.65%, 05/01/2018	1,044
340	5.75%, 12/01/2017	367
90	5.88%, 01/05/2021	96
665	6.00%, 09/01/2017	728
200	6.50%, 09/15/2037	205
50	7.25%, 10/15/2025	53
300	7.38%, 05/15/2014	342
	Bank of New York Mellon Corp.
850	2.95%, 06/18/2015	875
	Barclays Bank plc
750	5.14%, 10/14/2020	730
540	6.05%, 12/04/2017 ■	574
	BB&T Corp.
250	3.85%, 07/27/2012	259
200	4.90%, 06/30/2017	214
	Bear Stearns & Co., Inc.
250	5.30%, 10/30/2015	274
320	7.25%, 02/01/2018	376
	BP Capital Markets plc
375	3.13%, 10/01/2015	381
100	3.88%, 03/10/2015	105
175	4.74%, 03/11/2021	179
275	5.25%, 11/07/2013	298
	Branch Banking & Trust
250	5.63%, 09/15/2016	279
	Brandywine Operating Partnership
600	4.95%, 04/15/2018	606
215	5.70%, 05/01/2017	229
21	5.75%, 04/01/2012	22
150	7.50%, 05/15/2015	171
	Capital One Bank
850	8.80%, 07/15/2019	1,089

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Capital One Financial Corp.
$75	6.15%, 09/01/2016	$84
125	6.75%, 09/15/2017	146
25	7.38%, 05/23/2014	29
	Cigna Corp.
245	4.50%, 03/15/2021	244
	Citigroup, Inc.
45	4.59%, 12/15/2015	48
90	4.75%, 05/19/2015	96
225	5.00%, 09/15/2014	238
161	5.38%, 08/09/2020	168
750	5.50%, 08/27/2012 - 04/11/2013	795
85	6.00%, 10/31/2033	83
1,680	6.13%, 11/21/2017 - 08/25/2036	1,817
250	6.63%, 06/15/2032	263
325	6.88%, 03/05/2038	367
75	8.50%, 05/22/2019	93
	Comerica Bank
250	5.75%, 11/21/2016	280
	Comerica, Inc.
25	3.00%, 09/16/2015	25
	Countrywide Financial Corp.
150	6.25%, 05/15/2016	162
	Credit Suisse
490	5.40%, 01/14/2020	505
	Credit Suisse First Boston USA, Inc.
35	6.13%, 11/15/2011	36
	Credit Suisse New York
250	4.38%, 08/05/2020	250
100	5.00%, 05/15/2013	107
865	6.00%, 02/15/2018	938
	Deutsche Bank AG
350	3.25%, 01/11/2016	357
	Development Bank of Kazakhstan
105	7.38%, 11/12/2013	114
	Duke Realty L.P.
170	6.75%, 03/15/2020	192
260	7.38%, 02/15/2015	297
	Equity One, Inc.
65	6.00%, 09/15/2017	67
	ERP Operating L.P.
300	5.13%, 03/15/2016	325
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	75
50	6.60%, 05/15/2037 Δ	48
	Farmers Exchange Capital
200	7.05%, 07/15/2028 ■	202
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	61
	Fifth Third Bank
356	3.63%, 01/25/2016	361
	General Electric Capital Corp.
325	3.50%, 06/29/2015	338
590	5.30%, 02/11/2021	612
55	5.50%, 01/08/2020	59
2,450	5.63%, 09/15/2017 - 05/01/2018	2,685
395	5.88%, 01/14/2038	399
90	6.15%, 08/07/2037	95
705	6.75%, 03/15/2032	796
	Goldman Sachs Group, Inc.
415	3.63%, 02/07/2016	418
630	3.70%, 08/01/2015	646
400	5.38%, 03/15/2020	416
75	5.95%, 01/15/2027	75
745	6.25%, 09/01/2017 - 02/01/2041	815
200	6.35%, 02/15/2034	197
720	6.45%, 05/01/2036	723
505	7.50%, 02/15/2019	600
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	296
	HCP, Inc.
100	3.75%, 02/01/2016	102
	Health Care Properties
20	5.65%, 12/15/2013	22
330	6.00%, 01/30/2017	363
	Health Care REIT, Inc.
266	5.25%, 01/15/2022	267
	HSBC Bank plc
104	1.63%, 08/12/2013 ■	104
	HSBC Bank USA
250	6.00%, 08/09/2017	278
	HSBC Holdings plc
330	3.50%, 06/28/2015 ■	339
500	5.10%, 04/05/2021	515
600	6.80%, 06/01/2038	643
	HSBC USA, Inc.
175	5.00%, 09/27/2020	175
	Itau Unibanco Holding S.A.
100	5.75%, 01/22/2021 ■	101
	JP Morgan Chase & Co.
300	4.25%, 10/15/2020	292
500	4.40%, 07/22/2020	494
570	5.13%, 09/15/2014	617
575	6.00%, 01/15/2018	640
1,125	6.30%, 04/23/2019	1,271
	JP Morgan Chase Capital XXV
50	6.80%, 10/01/2037	51
	JP Morgan Chase Capital XXVII
400	7.00%, 11/01/2039	417
	JP Morgan Chase XVII
50	5.85%, 08/01/2035	49
	Key Bank NA
250	5.45%, 03/03/2016	271
	Keycorp
375	3.75%, 08/13/2015	385
	Kimco Realty Corp.
450	4.30%, 02/01/2018	460
20	5.58%, 11/23/2015	22
50	5.70%, 05/01/2017	55
30	5.78%, 03/15/2016	33
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 ■	64
	Liberty Property L.P.
115	4.75%, 10/01/2020	115
350	5.50%, 12/15/2016	381
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Finance and Insurance - 17.3% - (continued)
	Lincoln National Corp.
$50	4.30%, 06/15/2015	$53
80	5.65%, 08/27/2012	84
35	6.15%, 04/07/2036	37
175	6.25%, 02/15/2020	197
100	7.00%, 06/15/2040	117
	Marsh & McLennan Cos., Inc.
295	4.85%, 02/15/2013	307
280	5.38%, 07/15/2014	305
200	5.75%, 09/15/2015	220
	Massachusetts Mutual Life Insurance Co.
225	8.88%, 06/01/2039 ■	314
	Massmutual Global Funding
630	3.13%, 04/14/2016 ■	640
	Merrill Lynch & Co., Inc.
230	5.45%, 02/05/2013 - 07/15/2014	247
200	5.70%, 05/02/2017	209
100	6.05%, 05/16/2016	108
100	6.22%, 09/15/2026	102
320	6.40%, 08/28/2017	357
125	7.75%, 05/14/2038	145
	MetLife Global Funding I
500	2.50%, 01/11/2013 - 09/29/2015 ■	499
	MetLife Institutional Funding II LLC
500	3.13%, 01/11/2016 ■	501
	MetLife, Inc.
275	6.38%, 06/15/2034	305
50	7.72%, 02/15/2019	61
	Mizuho Financial Group, Inc.
100	5.79%, 04/15/2014 ■	108
	Morgan Stanley
170	3.80%, 04/29/2016	170
225	4.00%, 07/24/2015	232
190	4.75%, 04/01/2014	200
400	5.45%, 01/09/2017	428
625	5.63%, 09/23/2019	650
716	5.75%, 01/25/2021	745
650	6.00%, 04/28/2015	717
735	6.63%, 04/01/2018	820
	National City Bank
250	4.63%, 05/01/2013	265
	National City Corp.
40	4.90%, 01/15/2015	44
85	6.88%, 05/15/2019	99
	National Rural Utilities Cooperative Finance Corp.
235	1.90%, 11/01/2015	230
	Nationwide Mutual Insurance Co.
225	9.38%, 08/15/2039 ■	283
	New York Life Global Funding
200	3.00%, 05/04/2015 ■	204
	Nomura Holdings, Inc.
300	5.00%, 03/04/2015	314
	Nordea Bank Ab
105	3.70%, 11/13/2014 ■	110
	Pacific Life Insurance Co.
100	9.25%, 06/15/2039 ■	133
	PNC Funding Corp.
150	3.63%, 02/08/2015	157
300	5.25%, 11/15/2015	325
190	5.63%, 02/01/2017	209
	Pricoa Global Funding I
100	5.45%, 06/11/2014 ■	109
	Principal Financial Group, Inc.
65	7.88%, 05/15/2014	76
40	8.88%, 05/15/2019	51
	ProLogis
95	6.25%, 03/15/2017	104
400	6.63%, 05/15/2018	443
	Prudential Financial, Inc.
170	4.50%, 11/15/2020	169
170	6.10%, 06/15/2017	190
265	6.20%, 01/15/2015	296
335	6.63%, 06/21/2040	378
	Realty Income Corp.
185	6.75%, 08/15/2019	213
	Reinsurance Group of America, Inc.
60	5.63%, 03/15/2017	64
	Royal Bank of Scotland plc
210	3.95%, 09/21/2015	214
200	4.88%, 08/25/2014 ■	211
125	4.88%, 03/16/2015	132
100	5.63%, 08/24/2020	103
250	6.13%, 01/11/2021	265
	RSHB Capital S.A.
100	6.30%, 05/15/2017 §	105
100	7.75%, 05/29/2018 §	112
	SB Capital S.A.
115	5.50%, 07/07/2015 §	121
	Simon Property Group L.P.
100	4.20%, 02/01/2015	106
120	4.38%, 03/01/2021	120
200	5.25%, 12/01/2016	218
100	5.75%, 12/01/2015	112
200	6.13%, 05/30/2018	226
100	6.75%, 02/01/2040	115
	Societe Generale
505	5.20%, 04/15/2021 ■	509
	Standard Chartered plc
200	5.50%, 11/18/2014 ■	218
	State Street Capital Trust IV
100	1.31%, 06/15/2037 Δ	84
	SunTrust Banks, Inc.
410	3.60%, 04/15/2016	415
	Svenska Handelsbanken Ab
100	4.88%, 06/10/2014 ■	108
	Symetra Financial Corp.
10	6.13%, 04/01/2016 ■	11
	Teachers Insurance & Annuity Association
272	6.85%, 12/16/2039 ■	315
	UBS AG Stamford CT
425	2.25%, 01/28/2014	430
250	4.88%, 08/04/2020	257
200	5.88%, 07/15/2016	220
	United Dominion Realty Trust, Inc.
55	6.05%, 06/01/2013	59

 The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
		Finance and Insurance - 17.3% - (continued)
		UnitedHealth Group, Inc.
	$10	3.88%, 10/15/2020	$10
	50	5.80%, 03/15/2036	50
	130	6.00%, 02/15/2018	147
	100	6.63%, 11/15/2037	111
		Unum Group
	112	7.13%, 09/30/2016	129
		Ventas Realty L.P.
	200	3.13%, 11/30/2015	198
	10	6.50%, 06/01/2016	10
		Vnesheconombank
	310	6.80%, 11/22/2025 ■	315
		Wachovia Bank NA
	525	6.60%, 01/15/2038	601
		Wachovia Capital Trust III
	325	5.57%, 03/15/2042 ♠Δ	300
		Wachovia Corp.
	55	4.88%, 02/15/2014	59
	300	5.50%, 08/01/2035	295
	670	5.63%, 10/15/2016	741
	50	5.75%, 06/15/2017	56
		Wellpoint, Inc.
	525	6.00%, 02/15/2014	585
	60	7.00%, 02/15/2019	71
		Wells Fargo & Co.
	100	3.63%, 04/15/2015	105
	375	3.68%, 06/15/2016	385
	800	4.60%, 04/01/2021	808
	750	5.63%, 12/11/2017	837
		WR Berkley Corp.
	25	5.88%, 02/15/2013	27
		XL Capital Ltd.
	50	5.25%, 09/15/2014	54
			67,216
		Food Manufacturing - 0.7%
		Archer Daniels Midland Co.
	400	4.48%, 03/01/2021	412
		Cargill, Inc.
	95	5.60%, 09/15/2012 ■	101
	300	6.00%, 11/27/2017 ■	341
		Kraft Foods, Inc.
	210	5.38%, 02/10/2020	227
	600	6.50%, 08/11/2017 - 02/09/2040	683
	675	6.75%, 02/19/2014	765
		Wrigley Jr., William Co.
	200	1.68%, 06/28/2011 ■Δ	200
			2,729
		Food Services - 0.1%
		McDonald's Corp.
	400	6.30%, 10/15/2037	463

		Foreign Governments - 2.2%
		Banco Nacional De Desenvolvimento
	100	6.37%, 06/16/2018 §	108
		Brazil (Republic of)
	100	5.63%, 01/07/2041	100
	140	5.88%, 01/15/2019	157
BRL	101	6.00%, 05/15/2015 Ж	63
	315	8.25%, 01/20/2034	419
	365	8.88%, 10/14/2019	486
	120	10.13%, 05/15/2027	182
	15	12.25%, 03/06/2030	27
		Emirate of Abu Dhabi
	200	6.75%, 04/08/2019 §	232
		Hungary (Republic of)
	96	6.38%, 03/29/2021	100
	90	7.63%, 03/29/2041	95
		Lithuania (Republic of)
	100	7.38%, 02/11/2020 §	113
		Mexican Bonos De Desarrollo
MXN	1,390	8.00%, 06/11/2020	127
		Mexican Bonos Desarr
MXN	1,640	6.50%, 06/10/2021	134
MXN	3,600	8.00%, 12/17/2015	331
		Panama (Republic of)
	28	7.25%, 03/15/2015	33
	110	8.88%, 09/30/2027	151
	95	9.38%, 04/01/2029	137
		Peru (Republic of)
	100	5.63%, 11/18/2050	88
	125	6.55%, 03/14/2037	129
PEN	75	7.84%, 08/12/2020 §	28
	375	8.38%, 05/03/2016	450
	20	8.75%, 11/21/2033	26
	90	9.88%, 02/06/2015	110
		Qatar (State of)
	15	9.75%, 06/15/2030 §	22
		Russian Federation Government
	300	3.63%, 04/29/2015 ■	304
	800	3.63%, 04/29/2015 §	809
	600	5.00%, 04/29/2020 §	608
	169	7.50%, 03/31/2030 §	197
	30	11.00%, 07/24/2018 §	42
	225	12.75%, 06/24/2028 §	395
		South Africa (Republic of)
	100	6.25%, 03/08/2041	103
	200	6.88%, 05/27/2019	233
ZAR	1,485	8.00%, 12/21/2018	222
		United Mexican States
	450	5.13%, 01/15/2020	476
	400	5.63%, 01/15/2017	446
	72	5.88%, 02/17/2014	80
	40	5.95%, 03/19/2019	45
	216	6.05%, 01/11/2040	224
	370	6.75%, 09/27/2034	422
	75	7.50%, 04/08/2033	92
ITL	5,000	11.00%, 05/08/2017	5
			8,551
		Health Care and Social Assistance - 1.3%
		Amgen, Inc.
	100	3.45%, 10/01/2020	95
	35	4.50%, 03/15/2020	36
	425	6.40%, 02/01/2039	478
	225	6.90%, 06/01/2038	270

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Health Care and Social Assistance - 1.3% - (continued)
	Cardinal Health, Inc.
$250	4.00%, 06/15/2015	$260
200	4.63%, 12/15/2020	202
	Celgene Corp.
115	2.45%, 10/15/2015	113
	Cubist Pharmaceuticals, Inc.
19	2.50%, 11/01/2017 ۞	25
	CVS Caremark Corp.
315	3.25%, 05/18/2015	323
75	5.75%, 06/01/2017	84
325	6.13%, 09/15/2039	338
150	6.25%, 06/01/2027	166
37	6.94%, 01/10/2030	41
	CVS Lease Pass-Through Trust
18	6.04%, 12/10/2028	19
	Express Scripts, Inc.
195	3.13%, 05/15/2016	196
250	6.25%, 06/15/2014	280
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	525
75	7.13%, 03/15/2018	89
	Pfizer, Inc.
450	7.20%, 03/15/2039	568
	Quest Diagnostics, Inc.
245	3.20%, 04/01/2016	247
	Roche Holdings, Inc.
250	6.00%, 03/01/2019 ■	287
	Sanofi-Aventis S.A.
275	1.63%, 03/28/2014	277
	St. Jude Medical, Inc.
225	2.50%, 01/15/2016	224
		5,143
	Information - 2.9%
	America Movil S.A. de C.V.
160	5.00%, 03/30/2020	167
	AT&T, Inc.
175	4.45%, 05/15/2021	176
650	4.85%, 02/15/2014	706
270	5.35%, 09/01/2040 ■	253
250	5.50%, 02/01/2018	276
90	6.15%, 09/15/2034	92
400	6.30%, 01/15/2038 ‡	422
460	6.50%, 09/01/2037 ‡	497
	BellSouth Corp.
30	5.20%, 09/15/2014	33
	BellSouth Telecommunications
300	7.00%, 12/01/2095	317
	British Telecommunications plc
350	5.15%, 01/15/2013	372
60	9.88%, 12/15/2030 Δ	85
	Cellco Partnership - Verizon Wireless Capital
800	5.55%, 02/01/2014 ☼	882
325	8.50%, 11/15/2018	422
	Deutsche Telekom International Finance B.V.
400	3.13%, 04/11/2016 ■	404
425	4.88%, 07/08/2014	463
370	8.75%, 06/15/2030	498
	Qwest Corp.
25	7.63%, 06/15/2015	29
100	8.88%, 03/15/2012	106
	SBA Tower Trust
205	4.25%, 04/15/2015 ■	216
	Telecom Italia Capital
10	5.25%, 10/01/2015	11
180	6.20%, 07/18/2011	182
200	7.18%, 06/18/2019	225
450	7.20%, 07/18/2036	462
400	7.72%, 06/04/2038	431
	Telefonica Emisiones SAU
525	2.58%, 04/26/2013	533
	Telefonica Europe B.V.
440	8.25%, 09/15/2030	540
	Telefonos De Mexico SAB
100	5.50%, 11/15/2019	105
	Telemar Norte Leste S.A.
100	5.50%, 10/23/2020 §	97
	Verizon Communications, Inc.
400	4.60%, 04/01/2021	409
625	6.10%, 04/15/2018	712
150	6.35%, 04/01/2019	174
170	6.40%, 02/15/2038	184
280	8.75%, 11/01/2018	363
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	384
		11,228
	Machinery Manufacturing - 0.2%
	Xerox Corp.
275	4.25%, 02/15/2015	292
100	6.35%, 05/15/2018	114
190	6.40%, 03/15/2016	217
100	8.25%, 05/15/2014	117
		740
	Mining - 0.5%
	Anglo American Capital plc
200	2.15%, 09/27/2013 ■	202
	Codelco, Inc.
100	3.75%, 11/04/2020 ■	94
	Falconbridge Ltd.
75	5.38%, 06/01/2015	81
75	6.00%, 10/15/2015	84
	Inco Ltd.
30	7.20%, 09/15/2032	33
45	7.75%, 05/15/2012	48
	Rio Tinto Finance USA Ltd.
221	1.88%, 11/02/2015	216
380	8.95%, 05/01/2014	460
	Teck Cominco Ltd.
20	6.13%, 10/01/2035	21
	Teck Resources Ltd.
75	4.50%, 01/15/2021	76
400	10.75%, 05/15/2019	512
		1,827
	Miscellaneous Manufacturing - 0.1%
	Goodrich Corp.
35	6.29%, 07/01/2016	41

 The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Miscellaneous Manufacturing - 0.1% - (continued)
	Hutchison Whampoa International Ltd.
$200	5.75%, 09/11/2019 ■	$216
	Textron, Inc.
300	6.20%, 03/15/2015	331
		588
	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
370	6.50%, 11/15/2013	414
100	8.50%, 01/18/2031	137
	FUEL Trust
675	4.21%, 04/15/2016 ■	689
		1,240
	Petroleum and Coal Products Manufacturing - 1.6%
	AGL Capital Corp.
35	6.38%, 07/15/2016	40
	Amerada Hess Corp.
45	7.88%, 10/01/2029	57
	Atmos Energy Corp.
40	6.35%, 06/15/2017	45
	CNPC HK Overseas Capital Ltd.
315	4.50%, 04/28/2021 ■	311
	ConocoPhillips
250	7.00%, 03/30/2029	300
	Devon Energy Corp.
260	7.95%, 04/15/2032	343
	Ensco plc
450	4.70%, 03/15/2021	454
	Gaz Capital S.A.
100	8.63%, 04/28/2034 §	122
100	9.25%, 04/23/2019 §	125
	Hess Corp.
150	5.60%, 02/15/2041	147
185	7.00%, 02/15/2014	211
	Kazmunaigaz Finance Sub B.V.
100	8.38%, 07/02/2013 §	111
200	9.13%, 07/02/2018 §	242
	Marathon Petroleum Corp.
90	5.13%, 03/01/2021 ■	93
	Nexen, Inc.
250	7.50%, 07/30/2039	290
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	84
	Pemex Project Funding Master Trust
50	5.75%, 03/01/2018	53
120	6.63%, 06/15/2035	122
	Petrobras International Finance Co.
250	5.38%, 01/27/2021	253
	PTTEP Canada International Finance Ltd.
231	5.69%, 04/05/2021 ■	235
	Sempra Energy
25	6.50%, 06/01/2016	29
70	8.90%, 11/15/2013	81
	Shell International Finance B.V.
200	6.38%, 12/15/2038	232
	Transocean, Inc.
215	4.95%, 11/15/2015	230
200	6.50%, 11/15/2020	225
	Valero Energy Corp.
410	4.50%, 02/01/2015	437
310	6.13%, 02/01/2020	344
195	6.63%, 06/15/2037	205
	Williams Partners L.P.
385	3.80%, 02/15/2015	403
90	4.13%, 11/15/2020	88
125	5.25%, 03/15/2020	133
		6,045
	Pipeline Transportation - 0.8%
	DCP Midstream LLC
250	6.75%, 09/15/2037 ■	274
	Enterprise Products Operating L.P.
30	5.25%, 01/31/2020	32
1,015	5.65%, 04/01/2013	1,095
	Enterprise Products Operations LLC
100	6.50%, 01/31/2019	115
	Kinder Morgan Energy Partners L.P.
150	5.00%, 12/15/2013	163
125	6.38%, 03/01/2041	131
150	6.55%, 09/15/2040	161
90	6.95%, 01/15/2038	100
350	7.30%, 08/15/2033	401
50	7.75%, 03/15/2032	60
100	9.00%, 02/01/2019	129
	Plains All American Pipeline L.P.
100	3.95%, 09/15/2015	104
235	5.00%, 02/01/2021	241
125	5.75%, 01/15/2020	136
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	57
		3,199
	Primary Metal Manufacturing - 0.5%
	Alcan, Inc.
50	6.13%, 12/15/2033	55
	Alcoa, Inc.
305	5.72%, 02/23/2019	323
125	5.87%, 02/23/2022	131
200	6.15%, 08/15/2020	215
235	6.75%, 07/15/2018	266
	ArcelorMittal
150	3.75%, 08/05/2015	154
100	5.38%, 06/01/2013	107
355	5.50%, 03/01/2021	360
150	6.13%, 06/01/2018	162
125	9.00%, 02/15/2015	150
25	9.85%, 06/01/2019	32
		1,955
	Professional, Scientific and Technical Services - 0.0%
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	51

	Public Administration - 0.2%
	Waste Management, Inc.
325	6.13%, 11/30/2039	345
250	6.38%, 03/11/2015	286
		631

 The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
$150	5.75%, 05/01/2040	$155
	Russian Railways
260	5.74%, 04/03/2017 §	272
		427
	Real Estate and Rental and Leasing - 0.7%
	AMB Property L.P.
460	4.00%, 01/15/2018	450
175	4.50%, 08/15/2017	177
250	6.13%, 12/01/2016	277
	COX Communications, Inc.
220	6.45%, 12/01/2036 ■	237
215	7.13%, 10/01/2012	233
	Duke Realty L.P.
15	5.95%, 02/15/2017	16
	ERAC USA Finance Co.
65	2.25%, 01/10/2014 ■	65
175	2.75%, 07/01/2013 ■	178
50	5.80%, 10/15/2012 ■	53
300	6.38%, 10/15/2017 ■	341
125	7.00%, 10/15/2037 ■	139
	Qatari Diar Finance
380	5.00%, 07/21/2020 §	382
	Regency Centers L.P.
190	4.80%, 04/15/2021	190
30	5.25%, 08/01/2015	32
15	5.88%, 06/15/2017	17
	Westfield Group ADR
10	5.40%, 10/01/2012 ■	11
		2,798
	Retail Trade - 1.1%
	AutoZone, Inc.
500	4.00%, 11/15/2020	471
	Energy Transfer Partners
175	5.65%, 08/01/2012	183
125	6.63%, 10/15/2036	135
130	8.50%, 04/15/2014	153
	Home Depot, Inc.
105	3.95%, 09/15/2020	104
400	5.88%, 12/16/2036	407
	Kroger Co.
600	5.50%, 02/01/2013	642
	Target Corp.
300	5.38%, 05/01/2017	340
	Wal-Mart Stores, Inc.
600	3.25%, 10/25/2020	568
375	5.63%, 04/15/2041	387
850	6.20%, 04/15/2038	940
		4,330
	Utilities - 2.4%
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	40
	CenterPoint Energy Resources Corp.
290	4.50%, 01/15/2021 ■	295
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	112
	Cons Edison Co. of NY
140	5.70%, 06/15/2040	148
	Dominion Resources, Inc.
500	5.15%, 07/15/2015	552
35	5.20%, 08/15/2019	37
181	6.25%, 06/30/2012	192
	Duke Energy Indiana, Inc.
225	3.75%, 07/15/2020	220
	Edison International
140	3.75%, 09/15/2017	140
	Enel Finance International S.A.
400	3.88%, 10/07/2014 ■	417
	Entergy Corp.
150	3.63%, 09/15/2015	149
	Entergy Texas, Inc.
50	7.13%, 02/01/2019	59
	Eskom Holdings Ltd.
200	5.75%, 01/26/2021 ■	204
	Exelon Generation Co. LLC
325	4.00%, 10/01/2020	307
270	5.20%, 10/01/2019	281
125	5.35%, 01/15/2014	135
	Georgia Power Co.
320	4.75%, 09/01/2040	293
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	59
	MidAmerican Energy Holdings Co.
285	5.00%, 02/15/2014	309
100	5.75%, 04/01/2018	112
250	5.88%, 10/01/2012	266
	Nevada Power Co.
100	6.50%, 08/01/2018	116
	NiSource Finance Corp.
10	5.25%, 09/15/2017	11
140	6.40%, 03/15/2018	158
	Oncor Electric Delivery Co.
500	5.00%, 09/30/2017 ■	534
215	5.25%, 09/30/2040 ■	206
	Pacific Gas & Electric Co.
150	6.05%, 03/01/2034	159
	Pacificorp
250	6.25%, 10/15/2037	281
	Peco Energy Co.
20	5.70%, 03/15/2037	20
	Pepco Holdings, Inc.
230	2.70%, 10/01/2015	229
	Progress Energy, Inc.
390	6.85%, 04/15/2012	412
450	7.05%, 03/15/2019	541
	PSEG Power LLC
275	2.50%, 04/15/2013	280
225	8.63%, 04/15/2031	286
	San Diego Gas & Electric Co.
285	4.50%, 08/15/2040	258
	Sierra Pacific Power Co.
100	6.00%, 05/15/2016	114
	Southern California Edison Co.
225	4.50%, 09/01/2040	200
	Southern Co.
300	2.38%, 09/15/2015	298

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 37.7% - (continued)
	Utilities - 2.4% - (continued)
	Union Electric Co.
$145	6.40%, 06/15/2017	$167
	Virginia Electric & Power Co.
325	3.45%, 09/01/2022	302
200	6.35%, 11/30/2037	228
	Xcel Energy, Inc.
150	4.70%, 05/15/2020	156
		9,299
	Wholesale Trade - 0.1%
	Avnet, Inc.
50	6.63%, 09/15/2016	56
	International Paper Co.
200	7.30%, 11/15/2039	229
50	9.38%, 05/15/2019	65
		350
	Total corporate bonds: investment grade
	(cost $143,027)	$146,894

CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8%
	Accommodation and Food Services - 0.1%
	Harrah's Operating Co., Inc.
$180	11.25%, 06/01/2017	$205
	MGM Mirage, Inc.
25	9.00%, 03/15/2020	28
20	11.13%, 11/15/2017	23
	Palace Entertainment Holdings LLC
40	8.88%, 04/15/2017 ■	42
	Wynn Las Vegas LLC
35	7.75%, 08/15/2020	38
		336
	Administrative Waste Management and Remediation - 0.1%
	Casella Waste Systems, Inc.
270	7.75%, 02/15/2019 ■	276
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Southern States Coop, Inc.
25	11.25%, 05/15/2015 ■	27
	Weyerhaeuser Co.
110	7.38%, 03/15/2032	119
		146
	Air Transportation - 0.0%
	Continental Airlines, Inc.
39	6.90%, 04/19/2022	39
62	9.80%, 04/01/2021	66
		105
	Apparel Manufacturing - 0.0%
	Hanesbrands, Inc.
46	6.38%, 12/15/2020	46
	Arts, Entertainment and Recreation - 0.6%
	AMC Entertainment, Inc.
190	8.00%, 03/01/2014	193
31	9.75%, 12/01/2020 ■	33
	Bresnan Broadband Holdings LLC
150	8.00%, 12/15/2018 ■	159
	CCO Holdings LLC
146	7.00%, 01/15/2019	153
80	7.25%, 10/30/2017	85
10	7.88%, 04/30/2018	11
5	8.13%, 04/30/2020	6
	Cedar Fair L.P.
50	9.13%, 08/01/2018 ■	54
	Cenveo Corp.
25	8.88%, 02/01/2018	25
	Citycenter Holdings LLC
108	7.63%, 01/15/2016 ■	113
	Clear Channel Worldwide Holdings, Inc.
50	9.25%, 12/15/2017	56
	Equinix, Inc.
30	8.13%, 03/01/2018	32
	First Data Corp.
30	7.38%, 06/15/2019 ■	31
36	8.25%, 01/15/2021 ■	36
36	8.75%, 01/15/2022 ■	36
9	9.88%, 09/24/2015	9
325	10.55%, 09/24/2015	336
73	12.63%, 01/15/2021 ■	80
	Isle of Capri Casinos, Inc.
120	7.75%, 03/15/2019 ■	122
	NAI Entertainment Holdings LLC
101	8.25%, 12/15/2017 ■	109
	Net Servicos De Comnicacao S.A.
100	7.50%, 01/27/2020	114
	Peninsula Gaming LLC
120	8.38%, 08/15/2015	128
5	10.75%, 08/15/2017	6
	Regal Entertainment Group
15	9.13%, 08/15/2018	16
	Sinclair Television Group
65	9.25%, 11/01/2017 ■	73
	TL Acquisitions, Inc.
245	10.50%, 01/15/2015 ■	252
70	13.25%, 07/15/2015 ■	74
	Virgin River Casino Corp.
10	0.00%, 01/15/2012 ●	5
	Yonkers Racing Corp.
14	11.38%, 07/15/2016 ■	15
		2,362
	Beverage and Tobacco Product Manufacturing - 0.0%
	Constellation Brands, Inc.
180	7.25%, 09/01/2016	196
	Chemical Manufacturing - 0.2%
	Celanese US Holdings LLC
50	6.63%, 10/15/2018	53
	CF Industries Holdings, Inc.
120	6.88%, 05/01/2018	136
35	7.13%, 05/01/2020	40
	Diversey, Inc.
30	8.25%, 11/15/2019	32
	Ferro Corp.
20	7.88%, 08/15/2018	21
	Hexion U.S. Finance Corp.
95	9.00%, 11/15/2020 ■	103

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8% - (continued)
	Chemical Manufacturing - 0.2% - (continued)
	Kraton Performance Polymers
$50	6.75%, 03/01/2019 ■	$51
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Momentive Performance
120	9.00%, 01/15/2021 ■	129
	Nalco Co.
125	6.63%, 01/15/2019 ■	129
	Omnova Solutions, Inc.
40	7.88%, 11/01/2018 ■	41
	Solutia, Inc.
25	7.88%, 03/15/2020	27
		783
	Computer and Electronic Product Manufacturing - 0.4%
	Advanced Micro Devices, Inc.
25	7.75%, 08/01/2020	26
5	8.13%, 12/15/2017	5
	CDW Escrow Corp.
336	8.50%, 04/01/2019 ■	339
	CDW LLC/CDW Finance
60	8.00%, 12/15/2018 ■	64
51	8.50%, 04/01/2019 ■☼	51
20	11.00%, 10/12/2015	22
20	11.50%, 10/12/2015	22
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	76
	Esterline Technologies Corp.
60	7.00%, 08/01/2020	64
	Freescale Semiconductor, Inc.
169	9.13%, 12/15/2014	175
25	9.25%, 04/15/2018 ■	28
65	10.75%, 08/01/2020 ■	75
	Hologic, Inc.
25	2.00%, 12/15/2037 ۞	30
	Jabil Circuit, Inc.
20	8.25%, 03/15/2018	23
	Seagate HDD Cayman
280	6.88%, 05/01/2020 ■	284
	Sorenson Communications
200	10.50%, 02/01/2015 ■	148
		1,432
	Construction - 0.1%
	Aguila 3 S.A.
335	7.88%, 01/31/2018 ■	342
	K. Hovnanian Enterprises
30	10.63%, 10/15/2016	32
	Pulte Homes, Inc.
45	5.20%, 02/15/2015	45
	Toll Brothers Finance Corp.
20	6.75%, 11/01/2019	21
		440
	Fabricated Metal Product Manufacturing - 0.1%
	Ball Corp.
75	6.63%, 03/15/2018	78
	BWAY Holding Co.
35	10.00%, 06/15/2018	38
	Crown Americas, Inc.
55	6.25%, 02/01/2021 ■	57
55	7.63%, 05/15/2017	60
	Masco Corp.
25	7.13%, 03/15/2020	26
		259
	Finance and Insurance - 1.4%
	Ally Financial, Inc.
315	7.50%, 09/15/2020 ■	343
40	8.00%, 03/15/2020	45
	Arch Western Finance LLC
7	6.75%, 07/01/2013	7
	CIT Group, Inc.
250	6.63%, 04/01/2018 ■	269
626	7.00%, 05/01/2013 - 05/01/2017	633
	Community Choice Financial
235	10.75%, 05/01/2019 ■	241
	CPM Holdings, Inc.
120	10.88%, 09/01/2014 ■	131
	Credit Acceptance Corp.
105	9.13%, 02/01/2017	114
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	11
	Dollar Financial Corp.
20	3.00%, 04/01/2028 ۞	27
	Felcor Escrow Holdings
195	6.75%, 06/01/2019 ■☼	195
	Fibria Overseas Finance Ltd.
120	7.50%, 05/04/2020 ■	132
	Ford Motor Credit Co.
215	5.00%, 05/15/2018	215
70	7.00%, 10/01/2013	76
230	8.00%, 12/15/2016	267
200	8.13%, 01/15/2020	238
	GMAC LLC
20	6.00%, 12/15/2011	21
	Host Hotels & Resorts L.P.
110	6.00%, 11/01/2020	109
	Host Marriott L.P.
90	6.38%, 03/15/2015	92
70	6.75%, 06/01/2016	72
	Lazard Group
80	6.85%, 06/15/2017	88
	LBG Capital No. 1 plc
420	7.88%, 11/01/2020 ۞	418
	National Money Mart Co.
75	10.38%, 12/15/2016	84
	NB Capital Trust IV
65	8.25%, 04/15/2027	67
	Offshore Group Investments Ltd.
156	11.50%, 08/01/2015	174
	Pinafore LLC
25	9.00%, 10/01/2018 ■	27
	Provident Funding Associates L.P.
245	10.25%, 04/15/2017 ■	273

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8% - (continued)
		Finance and Insurance - 1.4% - (continued)
		SLM Corp.
	$50	5.00%, 04/15/2015	$51
	200	5.63%, 08/01/2033	175
	440	6.25%, 01/25/2016	467
	181	8.00%, 03/25/2020	201
	55	8.45%, 06/15/2018	62
		TitleMax
	165	13.25%, 07/15/2015 ■	185
			5,510
		Food Manufacturing - 0.0%
		Darling International, Inc.
	55	8.50%, 12/15/2018 ■	60
		Land O'Lakes Capital Trust
	15	7.45%, 03/15/2028 ■	14
		Smithfield Foods, Inc.
	40	10.00%, 07/15/2014	47
			121
		Food Services - 0.0%
		ARAMARK Holdings Corp.
	120	8.63%, 05/01/2016 ■	123
		Foreign Governments - 2.5%
		Argentina (Republic of)
EUR	115	2.26%, 12/31/2038	61
	785	2.50%, 12/31/2038	340
EUR	167	7.82%, 12/31/2033	180
	351	8.28%, 12/31/2033	313
		Colombia (Republic of)
	100	7.38%, 01/27/2017	119
COP	180,000	7.75%, 04/14/2021	113
	115	8.25%, 12/22/2014	137
COP	10,000	9.85%, 06/28/2027	7
	85	10.38%, 01/28/2033	129
	150	11.75%, 02/25/2020	230
COP	108,000	12.00%, 10/22/2015	79
		Costa Rica (Republic of)
	10	10.00%, 08/01/2020 §	14
		El Salvador (Republic of)
	90	7.75%, 01/24/2023 §	100
	10	8.25%, 04/10/2032 §	11
		Indonesia (Republic of)
	260	4.88%, 05/05/2021 ■☼	260
	305	6.75%, 03/10/2014 §	337
	680	6.88%, 03/09/2017 - 01/17/2018 §	778
	90	7.25%, 04/20/2015 §	102
	300	7.75%, 01/17/2038 §	366
	420	10.38%, 05/04/2014 §	509
	100	11.63%, 03/04/2019 §	146
		Ivory Coast (Republic of)
	100	0.00%, 12/31/2032 ■●	56
		Philippines (Republic of)
	530	7.50%, 09/25/2024	631
	200	7.75%, 01/14/2031	245
	150	8.38%, 06/17/2019	190
	100	9.88%, 01/15/2019	135
		Turkey (Republic of)
	265	5.63%, 03/30/2021	275
	400	6.00%, 01/14/2041	389
	485	6.75%, 04/03/2018	551
	24	6.88%, 03/17/2036	26
	645	7.00%, 09/26/2016	739
	155	7.25%, 03/15/2015	177
	180	9.50%, 01/15/2014	212
TRY	7	10.00%, 02/15/2012 Ж	5
		Ukraine (Government of)
	400	7.95%, 02/23/2021 ■	417
		Uruguay (Republic of)
	50	7.88%, 01/15/2033	62
		Venezuela (Republic of)
	55	7.65%, 04/21/2025	34
	246	8.25%, 10/13/2024 §	157
	205	9.00%, 05/07/2023 §	140
	35	9.25%, 09/15/2027	25
	496	9.25%, 05/07/2028 §	335
	80	9.38%, 01/13/2034	55
	445	12.75%, 08/23/2022 §	388
			9,575
		Furniture and Related Product Manufacturing - 0.0%
		Masco Corp.
	35	6.13%, 10/03/2016	36
	25	6.50%, 08/15/2032	23
			59
		Health Care and Social Assistance - 0.7%
		Alere, Inc.
	60	9.00%, 05/15/2016	64
		American Renal Holdings
	125	8.38%, 05/15/2018	132
		Amylin Pharmaceuticals, Inc.
	160	3.00%, 06/15/2014 ۞	146
		Biomet, Inc.
	115	10.00%, 10/15/2017	127
	10	10.38%, 10/15/2017	11
		Bioscrip, Inc.
	170	10.25%, 10/01/2015	170
		Community Health Systems, Inc.
	215	8.88%, 07/15/2015	220
		Cubist Pharmaceuticals, Inc.
	30	2.25%, 06/15/2013 ۞	37
		HCA, Inc.
	255	6.38%, 01/15/2015	262
	10	6.50%, 02/15/2016	10
	40	7.25%, 09/15/2020	43
	133	9.63%, 11/15/2016	143
	40	9.88%, 02/15/2017	45
		HealthSouth Corp.
	275	7.25%, 10/01/2018	290
		IMS Health, Inc.
	50	12.50%, 03/01/2018 ■	59
		Life Technologies Corp.
	305	4.40%, 03/01/2015	322
		Radiation Therapy Services, Inc.
	130	9.88%, 04/15/2017	133

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8% - (continued)
	Health Care and Social Assistance - 0.7% - (continued)
	Rite Aid Corp.
$75	8.00%, 08/15/2020	$81
15	9.75%, 06/12/2016	17
15	10.25%, 10/15/2019	17
125	10.38%, 07/15/2016	136
	STHI Holding Corp.
40	8.00%, 03/15/2018 ■	41
	Tenet Healthcare Corp.
95	8.88%, 07/01/2019	107
50	9.00%, 05/01/2015	55
	Valeant Pharmaceuticals International
130	6.75%, 08/15/2021 ■	126
		2,794
	Information - 0.8%
	Charter Communications Holdings II LLC
29	13.50%, 11/30/2016	35
	Cincinnati Bell, Inc.
30	8.25%, 10/15/2017	30
	Citizens Communications Co.
60	7.13%, 03/15/2019	61
	Cricket Communications, Inc.
40	7.75%, 05/15/2016	43
85	10.00%, 07/15/2015	93
	CSC Holdings, Inc.
165	7.63%, 07/15/2018	181
	Deluxe Corp.
12	7.00%, 03/15/2019 ■	12
125	7.38%, 06/01/2015	130
	Frontier Communications Corp.
65	7.88%, 04/15/2015	70
105	8.13%, 10/01/2018	114
60	8.25%, 05/01/2014 - 04/15/2017	65
	Intelsat Bermuda Ltd.
60	11.50%, 02/04/2017 ■	66
132	11.50%, 02/04/2017	144
	Intelsat Jackson Holdings Ltd.
235	7.25%, 04/01/2019 ■	239
200	7.50%, 04/01/2021 ■	203
10	8.50%, 11/01/2019	11
60	9.50%, 06/15/2016	63
	Leap Wireless International, Inc.
140	4.50%, 07/15/2014 ۞	136
	Mediacom Broadband LLC
210	8.50%, 10/15/2015	218
	Mediacom LLC
65	9.13%, 08/15/2019	71
	MetroPCS Wireless, Inc.
100	6.63%, 11/15/2020	100
40	7.88%, 09/01/2018	43
	Qwest Communications International, Inc.
100	7.13%, 04/01/2018	109
185	8.00%, 10/01/2015	203
	Sprint Nextel Corp.
107	6.00%, 12/01/2016	109
	Syniverse Holdings, Inc.
85	9.13%, 01/15/2019 ■	91
	West Corp.
40	7.88%, 01/15/2019 ■	41
170	8.63%, 10/01/2018 ■	180
	Windstream Corp.
85	7.75%, 10/15/2020	90
140	7.75%, 10/01/2021 ■	148
165	8.13%, 09/01/2018	178
	Wireco Worldgroup, Inc.
25	9.50%, 05/15/2017 ■	27
		3,304
	Machinery Manufacturing - 0.1%
	Actuant Corp.
10	6.88%, 06/15/2017	10
	Case New Holland, Inc.
190	7.88%, 12/01/2017 ■	213
		223
	Mining - 0.1%
	Arch Coal, Inc.
15	7.25%, 10/01/2020	16
5	8.75%, 08/01/2016	6
	Consol Energy, Inc.
25	8.25%, 04/01/2020	28
	FMG Resources Pty Ltd.
125	7.00%, 11/01/2015 ■	132
	Peabody Energy Corp.
135	6.50%, 09/15/2020	144
40	7.38%, 11/01/2016	45
		371
	Miscellaneous Manufacturing - 0.2%
	ACCO Brands Corp.
90	7.63%, 08/15/2015	92
	BE Aerospace, Inc.
70	6.88%, 10/01/2020	74
	Bombardier, Inc.
20	7.50%, 03/15/2018 ■	22
	Reynolds Group Issuer, Inc.
140	6.88%, 02/15/2021 ■	144
50	8.50%, 05/15/2018 ■	52
	Transdigm, Inc.
250	7.75%, 12/15/2018 ■	269
		653
	Motor Vehicle & Parts Manufacturing - 0.3%
	Accuride Corp.
40	9.50%, 08/01/2018	45
	ArvinMeritor, Inc.
190	8.13%, 09/15/2015	201
25	10.63%, 03/15/2018	28
	Commercial Vehicle Group, Inc.
65	7.88%, 04/15/2019 ■	66
	Ford Motor Co.
65	4.25%, 11/15/2016 ۞	121
250	7.45%, 07/16/2031	285
	Navistar International Corp.
10	8.25%, 11/01/2021	11
	Tenneco, Inc.
240	7.75%, 08/15/2018	255

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8% - (continued)
	Motor Vehicle & Parts Manufacturing - 0.3% - (continued)
	TRW Automotive, Inc.
$20	7.00%, 03/15/2014 ■	$22
		1,034
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Cemex Espana Luxembourg
100	9.25%, 05/12/2020 §	102
	Libbey Glass, Inc.
23	10.00%, 02/15/2015	25
	Rearden G Holdings EINS GmbH
100	7.88%, 03/30/2020 §	109
		236
	Other Services - 0.1%
	Service Corp. International
65	6.75%, 04/01/2016	70
105	7.63%, 10/01/2018	118
	StoneMor Partners L.P.
30	10.25%, 12/01/2017	31
		219
	Paper Manufacturing - 0.1%
	Cascades, Inc.
125	7.75%, 12/15/2017	133
15	7.88%, 01/15/2020	16
	Clearwater Paper Corp.
20	7.13%, 11/01/2018 ■	21
	Georgia-Pacific LLC
30	5.40%, 11/01/2020 ■	30
	Neenah Paper, Inc.
184	7.38%, 11/15/2014	187
	Newpage Corp.
135	11.38%, 12/31/2014	134
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	44
		565
	Petroleum and Coal Products Manufacturing - 0.8%
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	188
100	5.95%, 09/15/2016	112
175	6.20%, 03/15/2040	174
30	6.38%, 09/15/2017	34
150	6.95%, 06/15/2019	173
125	7.95%, 06/15/2039	150
	Antero Resources Finance
100	9.38%, 12/01/2017	110
	Aquilex Holdings LLC
285	11.13%, 12/15/2016	295
	Berry Petroleum Co.
15	10.25%, 06/01/2014	17
	Chesapeake Energy Corp.
275	2.50%, 05/15/2037 ۞	302
	CPI International Acquisition, Inc.
135	7.75%, 02/15/2019 ■	142
	Denbury Resources, Inc.
10	8.25%, 02/15/2020	11
	Encore Acquisition Co.
15	9.50%, 05/01/2016	17
	Ferrellgas Partners L.P.
40	6.50%, 05/01/2021 ■	39
	Harvest Operations Corp.
130	6.88%, 10/01/2017 ■	136
	Newfield Exploration Co.
120	7.13%, 05/15/2018	128
	Petrohawk Energy Corp.
15	7.25%, 08/15/2018	16
	Petroleos de Venezuela S.A.
205	5.25%, 04/12/2017	126
235	5.38%, 04/12/2027 §	112
140	8.50%, 11/02/2017 ■	101
95	8.50%, 11/02/2017 §	69
	Petroleum Development Corp.
20	12.00%, 02/15/2018	23
	Pioneer Natural Resources Co.
55	5.88%, 07/15/2016	58
161	6.65%, 03/15/2017	177
145	6.88%, 05/01/2018	158
	Rosetta Resources, Inc.
95	9.50%, 04/15/2018	105
	Sevan Marine ASA
200	12.00%, 08/10/2015 ■	214
	Thermon Industries, Inc.
59	9.50%, 05/01/2017	63
		3,250
	Pipeline Transportation - 0.4%
	Dynegy Holdings, Inc.
15	8.38%, 05/01/2016	13
	El Paso Corp.
125	6.50%, 09/15/2020	136
195	7.00%, 06/15/2017	216
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	78
50	7.25%, 06/01/2018	56
	Energy Transfer Equity L.P.
271	7.50%, 10/15/2020	297
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	116
60	6.00%, 01/15/2018 ■	62
	NGPL Pipeco LLC
230	6.51%, 12/15/2012 ■	243
	Rockies Express Pipeline
175	3.90%, 04/15/2015 ■	175
		1,392
	Plastics and Rubber Products Manufacturing - 0.0%
	Plastipak Holdings, Inc.
10	10.63%, 08/15/2019 ■	12
	Rock Tenn Co.
15	9.25%, 03/15/2016	16
	Solo Cup Co.
15	10.50%, 11/01/2013	16
		44
	Primary Metal Manufacturing - 0.0%
	Novelis, Inc.
125	8.38%, 12/15/2017	138
	Tube City IMS Corp.
25	9.75%, 02/01/2015	26
		164

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8% - (continued)
	Printing and Related Support Activities - 0.2%
	Cenveo Corp.
$310	7.88%, 12/01/2013	$305
	Harland Clarke Holdings
260	9.50%, 05/15/2015	256
	Quebecor Media, Inc.
330	7.75%, 03/15/2016	343
		904
	Professional, Scientific and Technical Services - 0.2%
	Checkout Holdings Corp.
210	0.62%, 11/15/2015 ■○	138
	Lamar Media Corp.
105	6.63%, 08/15/2015	107
	Mantech International Corp.
20	7.25%, 04/15/2018	21
	Sitel LLC
40	11.50%, 04/01/2018	38
	SunGard Data Systems, Inc.
200	7.38%, 11/15/2018 ■	206
45	7.63%, 11/15/2020 ■	47
150	10.25%, 08/15/2015	158
		715
	Real Estate and Rental and Leasing - 0.2%
	Hertz Corp.
165	6.75%, 04/15/2019 ■	168
	International Lease Finance Corp.
130	5.65%, 06/01/2014	133
170	6.63%, 11/15/2013	177
30	6.75%, 09/01/2016 ■	32
160	8.75%, 03/15/2017 ■	180
	PHH Corp.
8	4.00%, 09/01/2014 ۞	9
	United Rentals North America, Inc.
100	8.38%, 09/15/2020	106
30	10.88%, 06/15/2016	35
		840
	Retail Trade - 0.4%
	ACCO Brands Corp.
20	10.63%, 03/15/2015	23
	Affinia Group, Inc.
30	9.00%, 11/30/2014	31
15	9.00%, 11/30/2014 ■	15
45	10.75%, 08/15/2016 ■	51
	Amerigas Partners L.P.
170	6.50%, 05/20/2021	176
	AutoNation, Inc.
35	6.75%, 04/15/2018	37
	Catalina Marketing Corp.
90	10.50%, 10/01/2015 ■	97
	Chinos Acquisition Corp.
145	8.13%, 03/01/2019 ■	143
	Dollar General Corp.
14	11.88%, 07/15/2017	16
	Easton-Bell Sports, Inc.
25	9.75%, 12/01/2016	28
	Federated Retail Holdings, Inc.
195	5.90%, 12/01/2016	211
	Group 1 Automotive, Inc.
20	2.25%, 06/15/2036 ۞ Δ	20
27	3.00%, 03/15/2020 ۞■	35
	HSN, Inc.
110	11.25%, 08/01/2016	125
	Ltd. Brands, Inc.
35	7.00%, 05/01/2020	37
	Macys Retails Holdings, Inc.
20	7.00%, 02/15/2028	20
	May Department Stores
20	6.70%, 09/15/2028	20
	Michaels Stores, Inc.
130	7.75%, 11/01/2018 ■	134
	Neiman Marcus Group, Inc.
115	9.00%, 10/15/2015	120
	Owens Corning, Inc.
15	9.00%, 06/15/2019	18
	Pantry, Inc.
20	3.00%, 11/15/2012 ۞	20
	QVC, Inc.
20	7.38%, 10/15/2020 ■	21
	Sonic Automotive, Inc.
8	5.00%, 10/01/2029 ۞	10
		1,408
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.1%
	Revlon Consumer Products
40	9.75%, 11/15/2015	43
	Sally Holdings LLC
20	10.50%, 11/15/2016	22
	Yankee Acquisition Corp.
120	9.75%, 02/15/2017	128
	Yankee Candle Co.
30	10.25%, 02/15/2016 ■	31
		224
	Transportation Equipment Manufacturing - 0.0%
	Huntington Ingalls Industries, Inc.
80	6.88%, 03/15/2018 ■	84
106	7.13%, 03/15/2021 ■	112
		196
	Utilities - 0.3%
	AES Corp.
35	8.00%, 10/15/2017	38
	Calpine Corp.
110	7.25%, 10/15/2017 ■	116
25	7.50%, 02/15/2021 ■	26
	CenterPoint Energy, Inc.
30	6.50%, 05/01/2018	34
	Edison Mission Energy
165	7.20%, 05/15/2019	129
	Energy Future Intermediate Holding Co. LLC
12	10.00%, 12/01/2020	13
	Intergen N.V.
225	9.00%, 06/30/2017 ■	244
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	33
	National Power Corp.
35	9.63%, 05/15/2028	46

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 10.8% - (continued)
	Utilities - 0.3% - (continued)
	NRG Energy, Inc.
$215	7.38%, 02/01/2016 - 01/15/2017	$223
	Texas Competitive Electric Co.
275	11.50%, 10/01/2020 ■	283
		1,185
	Water Transportation - 0.1%
	American Commercial Lines, Inc.
140	10.63%, 02/15/2016 ■	139
	Hornbeck Offshore Services, Inc.
25	6.13%, 12/01/2014	25
	Marquette Transport Co.
70	10.88%, 01/15/2017	73
	Navios Maritime Holdings
30	8.88%, 11/01/2017	32
	Royal Caribbean Cruises Ltd.
20	11.88%, 07/15/2015	25
		294
	Wholesale Trade - 0.1%
	Interpublic Group of Co., Inc.
120	6.25%, 11/15/2014	132
20	10.00%, 07/15/2017	24
	Verso Paper Corp.
185	8.75%, 02/01/2019 ■	191
		347
	Total corporate bonds: non-investment grade
	(cost $40,558)	$42,131

MUNICIPAL BONDS - 0.6%
	General Obligations - 0.3%
	California State,
$50	7.63%, 03/01/2040	$57
	California State Build America Bonds,
225	7.30%, 10/01/2039	247
	California State GO, Taxable,
200	7.55%, 04/01/2039 ‡	227
	Illinois State GO,
20	5.37%, 03/01/2017	21
385	5.67%, 03/01/2018	401
305	5.88%, 03/01/2019	316
		1,269
	Miscellaneous - 0.0%
	California Public Works Board, Board Lease Rev,
50	8.36%, 10/01/2034	53
	Transportation - 0.3%
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040	57
	New York and New Jersey PA, Taxable Rev,
350	5.86%, 12/01/2024	372
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049	465
		894
	Total municipal bonds
	(cost $2,109)	$2,216

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 0.1%
	Utilities - 0.1%
	Texas Competitive Electric Holdings Co. LLC
$384	4.74%, 10/10/2014 ±	$331

	Total senior floating rate interests: non-
	investment grade
	(cost $320)	$331
Shares or Principal Amount ╬			Market Value ╪
U.S. GOVERNMENT SECURITIES - 0.1%
	U.S. Treasury Securities - 0.1%
	U.S. Treasury Notes - 0.1%
$370	3.50%, 05/15/2020		$380

	Total U.S. government securities
	(cost $393)		$380
	Total long-term investments
	(cost $341,029)		$375,083

SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,879,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024
	- 2041, value of $1,917)
$1,879	0.04%, 4/29/2011		$1,879
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $4,232, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $4,317)
4,232	0.05%, 4/29/2011		4,232
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $4,392,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $4,480)
4,392	0.04%, 4/29/2011		4,392
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $26, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $27)
26	0.02%, 4/29/2011		26
			10,529
	Total short-term investments
	(cost $10,529)		$10,529

	Total investments
	(cost $351,558) ▲	99.1%	$385,612
	Other assets and liabilities	0.9%	3,468
	Total net assets	100.0%	$389,080

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 20.5% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $352,520 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$34,832
Unrealized Depreciation	(1,740)
Net Unrealized Appreciation	$33,092

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $27,815, which represents 7.15% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $8,270, which represents 2.13% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

Ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL ─ Brazilian Real
COP ─ Colombian Peso
EUR ─ EURO
ITL ─ Italian Lira
MXN ─ Mexican New Peso
PEN ─ Peruvian New Sol
TRY ─ New Turkish Lira
ZAR ─ South African Rand

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $1,051.

♦
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

GO ─ General Obligations
PA ─ Port Authority

The accompanying notes are an integral part of these financial statements.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Argentine Peso	Banc of America Securities	Buy	$34	$33	05/17/2011	$1
Argentine Peso	Citibank	Sell	34	31	05/17/2011	(3)
Brazilian Real	RBC Dominion Securities	Sell	64	60	06/02/2011	(4)
Chinese Renminbi	JP Morgan Securities	Buy	185	182	09/27/2011	3
Chinese Renminbi	Westpac International	Buy	40	39	09/27/2011	1
Colombian Peso	Banc of America Securities	Sell	97	96	05/31/2011	(1)
Euro	Barclay Investments	Buy	146	140	06/15/2011	6
Euro	Morgan Stanley	Buy	250	236	06/15/2011	14
Euro	RBC Dominion Securities	Sell	824	774	06/15/2011	(50)
Euro	State Street Global Markets LLC	Buy	77	73	06/15/2011	4
Euro	State Street Global Markets LLC	Sell	22	21	06/15/2011	(1)
Indonesian Rupiah	Banc of America Securities	Buy	223	222	05/31/2011	1
Kazakhstani Tenge	Deutsche Bank Securities	Buy	67	67	07/07/2011	–
Kazakhstani Tenge	Deutsche Bank Securities	Buy	40	39	10/07/2011	1
Kazakhstani Tenge	Deutsche Bank Securities	Buy	87	88	09/06/2011	(1)
Kazakhstani Tenge	Deutsche Bank Securities	Buy	176	177	09/12/2011	(1)
Kazakhstani Tenge	HSBC Securities	Buy	21	21	07/13/2011	–
Kazakhstani Tenge	HSBC Securities	Buy	10	10	07/13/2011	–
Kazakhstani Tenge	JP Morgan Securities	Buy	11	11	07/13/2011	–
Malaysian Ringgit	UBS AG	Buy	229	226	06/15/2011	3
Mexican New Peso	RBC Dominion Securities	Sell	381	364	06/15/2011	(17)
Peruvian New Sol	Banc of America Securities	Buy	115	117	06/15/2011	(2)
Peruvian New Sol	BNP Paribas Securities	Buy	49	50	06/15/2011	(1)
Peruvian New Sol	CS First Boston	Buy	6	6	06/15/2011	–
Peruvian New Sol	CS First Boston	Sell	199	203	06/15/2011	4
Philippine Peso	Barclay Investments	Buy	336	334	05/31/2011	2
Polish Zloty	UBS AG	Buy	111	103	06/15/2011	8
Republic of Korea Won	Deutsche Bank Securities	Buy	112	107	06/15/2011	5
South African Rand	Citibank	Sell	153	146	06/15/2011	(7)
South African Rand	State Street Global Markets LLC	Sell	70	67	06/15/2011	(3)
Taiwanese Dollar	Banc of America Securities	Buy	213	211	05/31/2011	2
						$(36)

Futures Contracts Outstanding at April 30, 2011

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
5 Year U.S. Treasury Note	18	Short	06/30/2011	$2,132	$2,121	$(11)
10 Year U.S. Treasury Note	71	Short	06/21/2011	8,601	8,458	(143)
U.S. Long Bond	34	Long	06/21/2011	4,161	4,073	88
						$(66)

*	The number of contracts does not omit 000's.

Cash of $68 was pledged as initial margin deposit for open futures contracts at April 30, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,772	$–	$1,772	$–
Common Stocks ‡	180,464	168,318	12,146	–
Corporate Bonds: Investment Grade	146,894	135	146,684	75
Corporate Bonds: Non-Investment Grade	42,131	–	41,831	300
Municipal Bonds	2,216	–	2,216	–
Preferred Stocks	895	806	89	–
Senior Floating Rate Interests: Non-Investment Grade	331	–	331	–
U.S. Government Securities	380	–	380	–
Warrants	–	–	–	–
Short-Term Investments	10,529	–	10,529	–
Total	$385,612	$169,259	$215,978	$375
Foreign Currency Contracts *	55	–	55	–
Futures *	88	88	–	–
Total	$143	$88	$55	$–
Liabilities:
Foreign Currency Contracts *	91	–	91	–
Futures *	154	154	–	–
Total	$245	$154	$91	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Corporate Bonds	$560	$—	$(2	)†	$—	$241	$(28)	$—	$(396)	$375
Warrants	—	—	(5	)‡	—	5	—	—	—	—
Total	$560	$—	$(7)		$—	$246	$(28)	$—	$(396)	$375

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(2).
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(5).

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $351,558)	$385,612
Cash	451	*
Foreign currency on deposit with custodian (cost $75)	76
Unrealized appreciation on foreign currency contracts	55
Receivables:
Investment securities sold	559
Fund shares sold	3,408
Dividends and interest	2,970
Variation margin	8
Other assets	119
Total assets	393,258
Liabilities:
Unrealized depreciation on foreign currency contracts	91
Payables:
Investment securities purchased	3,497
Fund shares redeemed	410
Investment management fees	38
Administrative fees	—
Distribution fees	22
Variation margin	15
Accrued expenses	57
Other liabilities	48
Total liabilities	4,178
Net assets	$389,080
Summary of Net Assets:
Capital stock and paid-in-capital	$357,336
Accumulated undistributed net investment income	1,089
Accumulated net realized loss on investments and foreign currency transactions	(3,301)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	33,956
Net assets	$389,080

Shares authorized	1,050,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.22/$11.87
Shares outstanding	23,567
Net assets	$264,459
Class B: Net asset value per share	$11.18
Shares outstanding	537
Net assets	$5,999
Class C: Net asset value per share	$11.14
Shares outstanding	8,041
Net assets	$89,577
Class I: Net asset value per share	$11.22
Shares outstanding	2,468
Net assets	$27,687
Class R3: Net asset value per share	$11.26
Shares outstanding	63
Net assets	$713
Class R4: Net asset value per share	$11.25
Shares outstanding	35
Net assets	$390
Class R5: Net asset value per share	$11.25
Shares outstanding	11
Net assets	$119
Class Y: Net asset value per share	$11.25
Shares outstanding	12
Net assets	$136

* Cash of $68 was pledged as initial margin deposit for open futures contracts at April 30, 2011.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,590
Interest	4,034
Less: Foreign tax withheld	(47)
Total investment income	6,577

Expenses:
Investment management fees	1,141
Administrative services fees	1
Transfer agent fees	187
Distribution fees
Class A	271
Class B	27
Class C	349
Class R3	1
Class R4	—
Custodian fees	10
Accounting services fees	29
Registration and filing fees	76
Board of Directors' fees	5
Audit fees	8
Other expenses	37
Total expenses (before waivers and fees paid indirectly)	2,142
Expense waivers	(795)
Transfer agent fee waivers	—
Commission recapture	—
Total waivers and fees paid indirectly	(795)
Total expenses, net	1,347
Net Investment Income	5,230
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	3,271
Net realized loss on futures	(161)
Net realized gain on foreign currency contracts	39
Net realized loss on other foreign currency transactions	(51)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,098
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	17,753
Net unrealized depreciation of futures	(6)
Net unrealized appreciation of foreign currency contracts	3
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	17,754
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	20,852
Net Increase in Net Assets Resulting from Operations	$26,082

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$5,230	$4,613
Net realized gain on investments, other financial instruments and foreign currency transactions	3,098	2,647
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	17,754	12,568
Net Increase In Net Assets Resulting From Operations	26,082	19,828
Distributions to Shareholders:
From net investment income
Class A	(3,374)	(3,404)
Class B	(61)	(102)
Class C	(871)	(573)
Class I	(424)	(159)
Class R3	(6)	(1)
Class R4	(4)	(2)
Class R5	(2)	(2)
Class Y	(2)	(4)
Total distributions	(4,744)	(4,247)
Capital Share Transactions:
Class A	71,652	106,725
Class B	643	868
Class C	32,059	43,514
Class I	8,545	16,907
Class R3	501	157
Class R4	256	103
Class R5	2	102
Class Y	2	4
Net increase from capital share transactions	113,660	168,380
Net Increase In Net Assets	134,998	183,961
Net Assets:
Beginning of period	254,082	70,121
End of period	$389,080	$254,082
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,089	$603

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation.  The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds.  Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$55	$—	$—	$—	$—	$55
Variation margin receivable *	8	—	—	—	—	—	8
Total	$8	$55	$—	$—	$—	$—	$63

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$91	$—	$—	$—	$—	$91
Variation margin payable *	15	—	—	—	—	—	15
Total	$15	$91	$—	$—	$—	$—	$106

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(66) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on futures	$(161)	$—	$—	$—	$—	$—	$(161)
Net realized gain on foreign currency contracts	—	39	—	—	—	—	39
Total	$(161)	$39	$—	$—	$—	$—	$(122)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$(6)	$—	$—	$—	$—	$—	$(6)
Net change in unrealized appreciation of foreign currency contracts	—	3	—	—	—	—	3
Total	$(6)	$3	$—	$—	$—	$—	$(3)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$4,247	$2,103

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$593
Accumulated Capital Losses *	(5,497)
Unrealized Appreciation †	15,312
Total Accumulated Earnings	$10,408

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$20
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(20)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$5,497
Total	$5,497

As of October 31, 2010, the Fund utilized $2,937 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

Effective October 1, 2009, HIFSCO voluntarily agreed to waive investment management fees of 0.50% of average daily net assets until October 31, 2010. This investment management fee waiver was extended until February 29, 2012.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.75%	1.50%	1.50%	0.50%	1.00%	0.70%	0.40%	0.35%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	0.69%
Class B Shares	1.50
Class C Shares	1.42
Class I Shares	0.47
Class R3 Shares	1.00
Class R4 Shares	0.70
Class R5 Shares	0.40
Class Y Shares	0.33

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $2,615 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $45. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11
Class Y	12

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$157,086
Sales Proceeds Excluding U.S. Government Obligations	43,519

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	8,782	297	(2,410)	—	6,669	13,697	318	(3,464)	—	10,551
Amount	$94,381	$3,178	$(25,907)	$—	$71,652	$137,858	$3,168	$(34,301)	$—	$106,725
Class B
Shares	124	6	(70)	—	60	162	10	(86)	—	86
Amount	$1,333	$60	$(750)	$—	$643	$1,621	$98	$(851)	$—	$868
Class C
Shares	3,373	69	(435)	—	3,007	4,655	48	(351)	—	4,352
Amount	$35,987	$734	$(4,662)	$—	$32,059	$46,533	$476	$(3,495)	$—	$43,514
Class I
Shares	1,898	36	(1,135)	—	799	2,065	12	(408)	—	1,669
Amount	$20,332	$387	$(12,174)	$—	$8,545	$20,985	$121	$(4,199)	$—	$16,907
Class R3
Shares	160	—	(113)	—	47	16	—	—	—	16
Amount	$1,726	$6	$(1,231)	$—	$501	$156	$1	$—	$—	$157
Class R4
Shares	34	—	(10)	—	24	11	—	—	—	11
Amount	$366	$4	$(114)	$—	$256	$101	$2	$—	$—	$103
Class R5
Shares	—	1	—	—	1	10	—	—	—	10
Amount	$—	$2	$—	$—	$2	$100	$2	$—	$—	$102
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$2	$—	$—	$2	$—	$4	$—	$—	$4
Total
Shares	14,371	409	(4,173)	—	10,607	20,616	389	(4,309)	—	16,696
Amount	$154,125	$4,373	$(44,838)	$—	$113,660	$207,354	$3,872	$(42,846)	$—	$168,380

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	11	$119
For the Year Ended October 31, 2010	10	$98

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

The Hartford Balanced Income Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$10.55	$0.18	$–	$0.65	$0.83	$(0.16)	$–	$–	$(0.16)	$0.67	$11.22
B	10.51	0.14	–	0.65	0.79	(0.12)	–	–	(0.12)	0.67	11.18
C	10.48	0.14	–	0.65	0.79	(0.13)	–	–	(0.13)	0.66	11.14
I	10.54	0.20	–	0.65	0.85	(0.17)	–	–	(0.17)	0.68	11.22
R3	10.58	0.17	–	0.65	0.82	(0.14)	–	–	(0.14)	0.68	11.26
R4	10.58	0.18	–	0.65	0.83	(0.16)	–	–	(0.16)	0.67	11.25
R5	10.58	0.20	–	0.65	0.85	(0.18)	–	–	(0.18)	0.67	11.25
Y	10.57	0.21	–	0.65	0.86	(0.18)	–	–	(0.18)	0.68	11.25

For the Year Ended October 31, 2010
A	9.44	0.33	–	1.11	1.44	(0.33)	–	–	(0.33)	1.11	10.55
B	9.40	0.29	–	1.07	1.36	(0.25)	–	–	(0.25)	1.11	10.51
C	9.40	0.26	–	1.10	1.36	(0.28)	–	–	(0.28)	1.08	10.48
I(H)	9.81	0.25	–	0.74	0.99	(0.26)	–	–	(0.26)	0.73	10.54
R3(I)	9.75	0.13	–	0.84	0.97	(0.14)	–	–	(0.14)	0.83	10.58
R4(I)	9.75	0.14	–	0.84	0.98	(0.15)	–	–	(0.15)	0.83	10.58
R5(I)	9.75	0.16	–	0.84	1.00	(0.17)	–	–	(0.17)	0.83	10.58
Y	9.46	0.42	–	1.05	1.47	(0.36)	–	–	(0.36)	1.11	10.57

For the Year Ended October 31, 2009 (E)
A	8.22	0.38	–	1.23	1.61	(0.39)	–	–	(0.39)	1.22	9.44
B	8.20	0.31	–	1.23	1.54	(0.34)	–	–	(0.34)	1.20	9.40
C	8.19	0.31	–	1.23	1.54	(0.33)	–	–	(0.33)	1.21	9.40
Y	8.24	0.42	–	1.22	1.64	(0.42)	–	–	(0.42)	1.22	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	–	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	(2.80)	8.22
B	10.98	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.20
C	10.97	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.19
Y	11.03	0.44	–	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	(2.79)	8.24

For the Year Ended October 31, 2007
A	10.42	0.34	–	0.59	0.93	(0.33)	–	–	(0.33)	0.60	11.02
B	10.41	0.26	–	0.59	0.85	(0.28)	–	–	(0.28)	0.57	10.98
C	10.41	0.26	–	0.58	0.84	(0.28)	–	–	(0.28)	0.56	10.97
Y	10.42	0.41	–	0.56	0.97	(0.36)	–	–	(0.36)	0.61	11.03

From (commencement of operations) July 31, 2006, through October 31, 2006
A(J)	10.00	0.09	–	0.39	0.48	(0.06)	–	–	(0.06)	0.42	10.42
B(J)	10.00	0.07	–	0.38	0.45	(0.04)	–	–	(0.04)	0.41	10.41
C(J)	10.00	0.06	–	0.40	0.46	(0.05)	–	–	(0.05)	0.41	10.41
Y(J)	10.00	0.10	–	0.38	0.48	(0.06)	–	–	(0.06)	0.42	10.42
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on February 26, 2010.
(I)	Commenced operations on May 28, 2010.
(J)	Commenced operations on July 31, 2006.

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

7.98	%(F)	$264,459	1.19	%(G)	0.69	%(G)	0.69	%(G)	3.46	%(G)	14%
7.59	(F)	5,999	2.07	(G)	1.50	(G)	1.50	(G)	2.66	(G)	–
7.60	(F)	89,577	1.92	(G)	1.42	(G)	1.42	(G)	2.72	(G)	–
8.20	(F)	27,687	0.97	(G)	0.47	(G)	0.47	(G)	3.67	(G)	–
7.85	(F)	713	1.52	(G)	1.00	(G)	1.00	(G)	3.25	(G)	–
7.95	(F)	390	1.23	(G)	0.70	(G)	0.70	(G)	3.31	(G)	–
8.11	(F)	119	0.92	(G)	0.40	(G)	0.40	(G)	3.76	(G)	–
8.25	(F)	136	0.83	(G)	0.33	(G)	0.33	(G)	3.83	(G)	–

15.55		178,227	1.24		0.74		0.74		3.73		34
14.69		5,008	2.13		1.50		1.50		3.07		–
14.66		52,740	1.98		1.48		1.48		2.82		–
10.23	(F)	17,593	0.99	(G)	0.49	(G)	0.49	(G)	3.52	(G)	–
10.03	(F)	166	1.58	(G)	1.01	(G)	1.01	(G)	3.03	(G)	–
10.17	(F)	112	1.28	(G)	0.71	(G)	0.71	(G)	3.40	(G)	–
10.33	(F)	110	0.96	(G)	0.41	(G)	0.41	(G)	3.70	(G)	–
15.87		126	0.86		0.35		0.35		4.24		–

20.29		59,923	1.32		1.19		1.19		4.56		63
19.37		3,681	2.26		1.90		1.90		3.80		–
19.44		6,409	2.10		1.94		1.94		3.81		–
20.67		108	0.94		0.85		0.85		4.96		–

(22.01)		36,544	1.25		1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		2.00		3.35		–
(22.55)		4,007	2.04		2.00		2.00		3.34		–
(21.67)		90	0.91		0.90		0.90		4.43		–

9.07		40,501	1.33		1.19		1.19		3.57		27
8.22		2,280	2.21		2.00		2.00		2.76		–
8.17		4,256	2.14		2.00		2.00		2.76		–
9.43		115	1.04		0.90		0.90		3.86		–

4.78	(F)	11,513	1.58	(G)	1.26	(G)	1.26	(G)	3.48	(G)	8
4.54	(F)	304	2.34	(G)	2.00	(G)	2.00	(G)	2.73	(G)	–
4.56	(F)	400	2.39	(G)	2.00	(G)	2.00	(G)	2.67	(G)	–
4.83	(F)	105	1.31	(G)	0.90	(G)	0.90	(G)	3.86	(G)	–

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,079.84	$3.56	$1,000.00	$1,021.37	$3.46	0.69%	181	365
Class B	$1,000.00	$1,075.89	$7.72	$1,000.00	$1,017.35	$7.51	1.50	181	365
Class C	$1,000.00	$1,076.03	$7.31	$1,000.00	$1,017.75	$7.11	1.42	181	365
Class I	$1,000.00	$1,081.95	$2.43	$1,000.00	$1,022.46	$2.36	0.47	181	365
Class R3	$1,000.00	$1,078.49	$5.16	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class R4	$1,000.00	$1,079.53	$3.61	$1,000.00	$1,021.32	$3.51	0.70	181	365
Class R5	$1,000.00	$1,081.09	$2.06	$1,000.00	$1,022.81	$2.01	0.40	181	365
Class Y	$1,000.00	$1,082.50	$1.69	$1,000.00	$1,023.17	$1.64	0.33	181	365

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-BI11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Capital Appreciation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Capital Appreciation Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Capital Appreciation A#	12.56%	14.76%	2.53%	5.07%
Capital Appreciation A##		8.45%	1.38%	4.48%
Capital Appreciation B#	12.09%	13.80%	1.71%	NA*
Capital Appreciation B##		8.80%	1.37%	NA*
Capital Appreciation C#	12.16%	13.94%	1.80%	4.36%
Capital Appreciation C##		12.94%	1.80%	4.36%
Capital Appreciation I#	12.72%	15.06%	2.82%	5.22%
Capital Appreciation R3#	12.42%	14.46%	2.32%	5.25%
Capital Appreciation R4#	12.58%	14.80%	2.62%	5.40%
Capital Appreciation R5#	12.72%	15.12%	2.87%	5.53%
Capital Appreciation Y#	12.78%	15.24%	2.98%	5.58%
Russell 3000 Index	17.65%	18.35%	3.33%	3.64%
S&P 500 Index	16.35%	17.24%	2.95%	2.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 12.56%, before sales charge, for the six-month period ended April 30, 2011, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 17.65% and the S&P 500 Index, which returned 16.35% for the same period. The Fund underperformed the 15.32% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative Fed policy. All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Energy (+37%), Industrials (+22%), and Materials (+21%) sectors, while the Utilities (+9%), Consumer Staples (+12%), and Telecommunication Services (+13%) sectors lagged on a relative basis.

The Fund underperformed its benchmark primarily due to security selection. Positive stock selection within the Materials sector was not enough to offset weak stock selection within the Industrials, Health Care, and Energy sectors. Sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, detracted modestly from benchmark-relative returns (i.e. performance of the Fund as measured against the benchmark) due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the strong-performing Energy sector and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the weaker performing Consumer Discretionary sector. Underweight positions in the Utilities and Consumer Staples sectors were additive to relative performance (i.e. performance of the Fund as measured against the benchmark.)

United Continental (Industrials), Teva (Health Care), and Broadcom (Information Technology) detracted most from returns on both an absolute (i.e. total return) and relative basis. Shares of recently merged airline United Continental underperformed as investors awaited clarity on the merger integration process and assessed the potential impact of rising fuel costs. Shares of pharmaceutical company Teva fell as the company missed earnings for the fourth quarter of 2010 and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. In addition, investors remained concerned about the upcoming patent expiration on Copaxone, Teva’s branded drug for Multiple Sclerosis. Semiconductor provider Broadcom saw its shares underperform after the company issued higher first-quarter operating expense guidance and slightly disappointing revenue guidance.

The top contributors to relative performance were UnitedHealth Group (Health Care), Dow Chemical (Materials), and Microsoft (Information Technology). Shares of health care benefits and services provider UnitedHealth rose as the company reported strong fourth quarter earnings which beat analysts’ estimates and was driven in part by reduced use of services by its members. Investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Manufacturer of chemical products Dow Chemical saw its shares move higher after announcing fourth quarter earnings that beat analysts’ estimates. Our underweight to poor performing benchmark component Microsoft aided relative results. Shares of the software company were under pressure for much of the first quarter of 2011 as investors were concerned with Microsoft's ability to grow revenues going forward given a slowdown in the PC cycle and customers shifting their focus to smart phones. Ford Motor (Consumer Discretionary) was among the top contributors to absolute performance during the period.

What is the outlook?

While there are many factors to monitor including the U.S. deficit, inflation, housing and job growth, our outlook remains constructive. Companies and consumers are adjusting to the macro headwinds, corporate earnings continue to be strong and we believe valuations remain attractive.

In this environment we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. At the end of the period our bottom-up decisions resulted in overweights in the Health Care, Industrials, and Financials sectors and underweights in the Consumer Staples, Utilities, and Telecommunication Services sectors relative to the Russell 3000 Index.

3

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	7.4%
Banks (Financials)	5.8
Capital Goods (Industrials)	8.8
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	8.9
Energy (Energy)	12.8
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	3.0
Health Care Equipment & Services (Health Care)	3.5
Insurance (Financials)	2.2
Materials (Materials)	5.3
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.8
Retailing (Consumer Discretionary)	1.9
Semiconductors & Semiconductor Equipment (Information Technology)	5.6
Software & Services (Information Technology)	7.3
Technology Hardware & Equipment (Information Technology)	4.5
Telecommunication Services (Services)	0.9
Transportation (Industrials)	4.3
Total	96.8%
Fixed Income Securities
Finance and Insurance (Finance)	0.3%
Total	0.3%
Short-Term Investments	2.1%
Other Assets and Liabilities	0.8
Total	100.0%

Diversification by Country
as of April 30, 2011
Percentage of
Country	Net Assets
Belgium	1.3%
Brazil	1.7
Canada	2.8
Finland	0.9
France	1.6
Hong Kong	0.4
India	2.0
Israel	2.6
Italy	0.9
Japan	4.8
Netherlands	1.2
Norway	0.4
Russia	0.5
Singapore	0.5
South Africa	0.7
Switzerland	2.0
Taiwan	3.4
United Kingdom	4.7
United States	64.7
Short-Term Investments	2.1
Other Assets and Liabilities	0.8
Total	100.0%

4

The Hartford Capital Appreciation Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.8%
	Automobiles & Components - 7.4%
73,385	Ford Motor Co. ●	$1,135,260
2,048	Goodyear Tire & Rubber Co. ●	37,168
2,088	Johnson Controls, Inc.	85,618
4,760	TRW Automotive Holdings Corp. ●	271,600
		1,529,646
	Banks - 5.8%
2,142	Banco Santander Brasil S.A.	24,870
80,000	Mitsubishi UFJ Financial Group, Inc.	383,967
7,762	Standard Chartered plc	215,708
2,855	State Bank of India	181,415
13,530	Wells Fargo & Co.	393,861
		1,199,821
	Capital Goods - 8.8%
12,885	Fiat Industrial S.p.A. ●	191,424
24,614	General Electric Co.	503,358
465	Goodrich Corp.	41,110
2,349	Honeywell International, Inc.	143,817
34,153	Itochu Corp.	355,778
1,228	Navistar International Corp. ●	85,364
205	Raytheon Co.	9,966
3,751	Safran S.A.	145,543
5,544	Tata Motors Ltd.	155,230
1,536	Vallourec	191,575
		1,823,165
	Consumer Services - 0.4%
7,961	Educomp Solutions Ltd.	86,099

	Diversified Financials - 8.9%
34,014	Citigroup, Inc. ●	156,126
2,552	Goldman Sachs Group, Inc.	385,385
14,382	ING Groep N.V. ●	189,472
20,614	JP Morgan Chase & Co.	940,598
392	LPL Investment Holdings, Inc. ●	14,378
2,018	Nasdaq OMX Group, Inc. ●	54,694
2,661	NYSE Euronext	106,569
		1,847,222
	Energy - 12.8%
7,935	BP plc ADR	366,112
10,653	Chesapeake Energy Corp.	358,686
5,094	Consol Energy, Inc.	275,557
4,952	ENSCO International plc	295,241
867	EOG Resources, Inc.	97,870
2,678	Exxon Mobil Corp.	235,638
4,950	Imperial Oil Ltd.	261,630
6,098	OAO Gazprom Class S ADR	102,880
8,977	Petroleo Brasileiro S.A. ADR	335,102
1,483	Pioneer Natural Resources Co.	151,604
3,625	Suncor Energy, Inc.	166,886
		2,647,206
	Food & Staples Retailing - 2.3%
10,032	CVS/Caremark Corp.	363,560
46,932	Olam International Ltd.	110,257
		473,817
	Food, Beverage & Tobacco - 3.0%
2,630	Anheuser-Busch InBev N.V.	167,847
13,404	Kraft Foods, Inc.	450,090
		617,937
	Health Care Equipment & Services - 3.5%
3,800	Covidien plc	211,622
10,558	UnitedHealth Group, Inc.	519,789
		731,411
	Insurance - 2.2%
3,109	ACE Ltd.	209,090
1,664	AON Corp.	86,795
5,496	Marsh & McLennan Cos., Inc.	166,413
		462,298
	Materials - 5.3%
2,651	AngloGold Ltd. ADR	135,123
15,659	Dow Chemical Co.	641,858
49,554	Huabao International Holdings Ltd.	73,506
1,370	Mosaic Co.	102,528
5,699	Sino Forest Corp. Class A ●	141,614
		1,094,629
	Media - 1.1%
2,396	DirecTV Class A ●	116,440
25	Harvey Weinstein Co Holdings Class A-1 ⌂●†	–
5,756	News Corp. Class A	102,574
		219,014
	Pharmaceuticals, Biotechnology & Life Sciences - 10.8%
4,063	Agilent Technologies, Inc. ●	202,799
3,566	Amgen, Inc. ●	202,722
4,225	Celgene Corp. ●	248,756
10,145	Daiichi Sankyo Co., Ltd.	199,337
12,846	Excel Medical Fund L.P. ⌂●†Ђ	9,609
12,552	Pfizer, Inc.	263,098
2,579	Roche Holding AG	418,663
3,831	Shionogi & Co., Ltd.	62,100
11,737	Teva Pharmaceutical Industries Ltd. ADR	536,724
2,039	UCB S.A.	98,529
		2,242,337
	Retailing - 1.9%
36,752	Buck Holdings L.P. ⌂●†	87,556
5,791	TJX Cos., Inc.	310,497
		398,053
	Semiconductors & Semiconductor Equipment - 5.6%
2,713	Altera Corp.	132,114
1,300	ASML Holding N.V. ADR	54,276
5,092	Avago Technologies Ltd.	170,388
6,021	Broadcom Corp. Class A	211,824
5,611	NVIDIA Corp. ●	112,216
19,216	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	259,420
6,220	Texas Instruments, Inc.	221,007
		1,161,245
	Software & Services - 7.3%
9,407	Activision Blizzard, Inc.	107,145
4,474	eBay, Inc. ●	153,888
381	Google, Inc. ●	207,465
2,814	IBM Corp.	479,927
15,906	Oracle Corp.	573,397
		1,521,822
	Technology Hardware & Equipment - 4.5%
5,743	EMC Corp. ●	162,751
300	High Technology Computer Corp.	13,655
111,824	Hon Hai Precision Industry Co., Ltd.	424,653
3,612	Juniper Networks, Inc. ●	138,453

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.8% - (continued)
	Technology Hardware & Equipment - 4.5% - (continued)
21,133	Nokia Oyj		$194,686
			934,198
	Telecommunication Services - 0.9%
4,358	Telenor ASA		75,293
3,585	Vodafone Group plc ADR		104,407
			179,700
	Transportation - 4.3%
19,625	Delta Air Lines, Inc. ●		203,711
1,618	FedEx Corp.		154,794
10,283	Hertz Global Holdings, Inc. ●		176,964
15,818	United Continental Holdings, Inc. ●		360,957
			896,426
	Total common stocks
	(cost $17,053,736)		$20,066,046

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.3%
	Finance and Insurance - 0.3%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$56,545

	Total corporate bonds: non-investment grade
	(cost $95,209)		$56,545

	Total long-term investments
	(cost $17,148,945)		$20,122,591

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing
	on 05/02/2011 in the amount of $76,650,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%,
	2024 - 2041, value of $78,183)
$76,650	0.04%, 4/29/2011		$76,650
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in
	the amount of $172,633, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $176,085)
172,632	0.05%, 4/29/2011		172,632
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $179,156,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $182,738)
179,155	0.04%, 4/29/2011		179,155
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in
	the amount of $1,062, collateralized by
	U.S. Treasury Note 0.38%, 2012, value of
	$1,084)
1,062	0.02%, 4/29/2011		1,062
			429,499
	Total short-term investments
	(cost $429,499)		$429,499

	Total investments
	(cost $17,578,444) ▲	99.2%	$20,552,090
	Other assets and liabilities	0.8%	170,876
	Total net assets	100.0%	$20,722,966

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 32.4% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $17,698,528 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,294,003
Unrealized Depreciation	(440,441)
Net Unrealized Appreciation	$2,853,562

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $97,165, which represents 0.47% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $56,546, which represents 0.27% of total net assets.

Ђ	As of April 30, 2011, the Fund has future commitments to purchase an additional $18,487

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$28,165
03/2008 - 01/2011	12,846	Excel Medical Fund L.P.	11,670
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636

The aggregate value of these securities at April 30, 2011, was $97,165, which represents 0.47% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Canadian Dollar	Brown Brothers Harriman	Sell	$3,022	$3,006	05/03/2011	$(16)
Canadian Dollar	State Street Global Markets LLC	Sell	3,863	3,842	05/02/2011	(21)
Euro	State Street Global Markets LLC	Buy	7,862	7,864	05/03/2011	(2)
Euro	State Street Global Markets LLC	Buy	4,013	3,980	05/02/2011	33
Euro	Westpac International	Buy	10,597	10,609	05/04/2011	(12)
Japanese Yen	Deutsche Bank Securities	Sell	266,292	262,556	03/02/2012	(3,736)
Japanese Yen	Morgan Stanley	Sell	266,292	262,697	03/02/2012	(3,595)
Japanese Yen	UBS AG	Sell	265,893	262,239	03/02/2012	(3,654)
Swiss Franc	Goldman Sachs	Buy	12,894	12,894	05/04/2011	–
						$(11,003)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,529,646	$1,529,646	$–	$–
Banks	1,199,821	418,731	781,090	–
Capital Goods	1,823,165	975,039	848,126	–
Consumer Services	86,099	–	86,099	–
Diversified Financials	1,847,222	1,657,750	189,472	–
Energy	2,647,206	2,647,206	–	–
Food & Staples Retailing	473,817	363,560	110,257	–
Food, Beverage & Tobacco	617,937	450,090	167,847	–
Health Care Equipment & Services	731,411	731,411	–	–
Insurance	462,298	462,298	–	–
Materials	1,094,629	1,094,629	–	–
Media	219,014	219,014	–	–
Pharmaceuticals, Biotechnology & Life Sciences	2,242,337	1,454,099	778,629	9,609
Retailing	398,053	310,497	–	87,556
Semiconductors & Semiconductor Equipment	1,161,245	1,161,245	–	–
Software & Services	1,521,822	1,521,822	–	–
Technology Hardware & Equipment	934,198	301,204	632,994	–
Telecommunication Services	179,700	104,407	75,293	–
Transportation	896,426	896,426	–	–
Total	20,066,046	16,299,074	3,669,807	97,165
Corporate Bonds: Non-Investment Grade	56,545	–	56,545	–
Short-Term Investments	429,499	–	429,499	–
Total	$20,552,090	$16,299,074	$4,155,851	$97,165
Foreign Currency Contracts*	33	–	33	–
Total	$33	$–	$33	$–
Liabilities:
Foreign Currency Contracts*	11,036	–	11,036	–
Total	$11,036	$–	$11,036	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance as
	October	Gain	Appreciation		Net			Into	Out of	of April
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	30, 2011
Assets:
Common Stocks	$94,078	$7,769	$5,864	*	$—	$525	$(11,071)	$—	$—	$97,165
Total	$94,078	$7,769	$5,864		$—	$525	$(11,071)	$—	$—	$97,165

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $5,864.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $17,578,444)	$20,552,090
Cash	36,852
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	33
Receivables:
Investment securities sold	235,447
Fund shares sold	22,464
Dividends and interest	36,912
Other assets	445
Total assets	20,884,243
Liabilities:
Unrealized depreciation on foreign currency contracts	11,036
Payables:
Investment securities purchased	97,063
Fund shares redeemed	46,361
Investment management fees	1,839
Administrative fees	14
Distribution fees	832
Accrued expenses	4,132
Total liabilities	161,277
Net assets	$20,722,966
Summary of Net Assets:
Capital stock and paid-in-capital	$19,237,989
Accumulated undistributed net investment income	230,340
Accumulated net realized loss on investments and foreign currency transactions	(1,708,645)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,963,282
Net assets	$20,722,966

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$36.47/$38.59
Shares outstanding	227,647
Net assets	$8,301,838
Class B: Net asset value per share	$32.08
Shares outstanding	25,182
Net assets	$807,842
Class C: Net asset value per share	$32.29
Shares outstanding	95,094
Net assets	$3,070,215
Class I: Net asset value per share	$36.51
Shares outstanding	148,023
Net assets	$5,403,591
Class R3: Net asset value per share	$38.47
Shares outstanding	4,155
Net assets	$159,825
Class R4: Net asset value per share	$39.02
Shares outstanding	7,772
Net assets	$303,244
Class R5: Net asset value per share	$39.44
Shares outstanding	6,141
Net assets	$242,217
Class Y: Net asset value per share	$39.62
Shares outstanding	61,437
Net assets	$2,434,194

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$158,559
Interest	6,934
Less: Foreign tax withheld	(5,655)
Total investment income	159,838

Expenses:
Investment management fees	67,008
Administrative services fees	473
Transfer agent fees	14,469
Distribution fees
Class A	10,596
Class B	4,142
Class C	15,316
Class R3	358
Class R4	360
Custodian fees	244
Accounting services fees	1,589
Registration and filing fees	409
Board of Directors' fees	151
Audit fees	153
Other expenses	1,991
Total expenses (before waivers and fees paid indirectly)	117,259
Expense waivers	(4)
Commission recapture	(302)
Custodian fee offset	—
Total waivers and fees paid indirectly	(306)
Total expenses, net	116,953
Net Investment Income	42,885
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,515,594
Net realized loss on foreign currency contracts	(71,927)
Net realized gain on other foreign currency transactions	1,170
Net Realized Gain on Investments and Foreign Currency Transactions	1,444,837
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	761,829
Net unrealized appreciation of foreign currency contracts	176,453
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(998)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	937,284
Net Gain on Investments and Foreign Currency Transactions	2,382,121
Net Increase in Net Assets Resulting from Operations	$2,425,006

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$42,885	$74,287
Net realized gain on investments and foreign currency transactions	1,444,837	1,066,267
Net unrealized appreciation of investments and foreign currency transactions	937,284	1,547,866
Net Increase In Net Assets Resulting From Operations	2,425,006	2,688,420
Capital Share Transactions:
Class A	(1,247,104)	(1,785,284)
Class B	(116,004)	(332,703)
Class C	(282,878)	(312,068)
Class I	18,084	1,648,340
Class R3	16,523	86,575
Class R4	(1,275)	47,009
Class R5	(946)	13,237
Class Y	(45,114)	445,417
Net decrease from capital share transactions	(1,658,714)	(189,477)
Proceeds from regulatory settlements	—	245
Net Increase In Net Assets	766,292	2,499,188
Net Assets:
Beginning of period	19,956,674	17,457,486
End of period	$20,722,966	$19,956,674
Accumulated undistributed (distribution in excess of) net investment income (loss)	$230,340	$187,455

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur

12

after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

14

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$33	$—	$—	$—	$—	$33
Total	$—	$33	$—	$—	$—	$—	$33

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$11,036	$—	$—	$—	$—	$11,036
Total	$—	$11,036	$—	$—	$—	$—	$11,036

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(71,927)	$—	$—	$—	$—	$(71,927)
Total	$—	$(71,927)	$—	$—	$—	$—	$(71,927)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$176,453	$—	$—	$—	$—	$176,453
Total	$—	$176,453	$—	$—	$—	$—	$176,453

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage- backed securities, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$—	$161,829
Tax Return of Capital	—	459

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(3,033,398)
Unrealized Appreciation †	2,093,369
Total Accumulated Deficit	$(940,029)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

18

Amount
Accumulated Undistributed Net Investment Income	$113,639
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(6,131)
Capital Stock and Paid-In-Capital	(107,508)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$3,033,398
Total	$3,033,398

As of October 31, 2010, the Fund utilized $1,046,291 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.11%
Class B Shares	1.94
Class C Shares	1.83
Class I Shares	0.86
Class R3 Shares	1.40
Class R4 Shares	1.10
Class R5 Shares	0.80
Class Y Shares	0.70

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $7,913 and contingent deferred sales charges of $825 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described

20

above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker- dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $150. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $9. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for	Total Return Excluding Payment
	SEC Settlement for the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62

8.	Affiliate Holdings:

As of April 30, 2011, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 17,804 Class Y shares of the Fund.

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$9,075,666
Sales Proceeds Excluding U.S. Government Obligations	10,294,433

21

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	14,658	—	(50,455)	—	(35,797)	57,732	—	(116,889)	—	(59,157)
Amount	$511,162	$—	$(1,758,266)	$—	$(1,247,104)	$1,763,382	$—	$(3,548,666)	$—	$(1,785,284)
Class B
Shares	174	—	(3,951)	—	(3,777)	319	—	(12,544)	—	(12,225)
Amount	$5,348	$—	$(121,352)	$—	$(116,004)	$8,667	$—	$(341,370)	$—	$(332,703)
Class C
Shares	4,180	—	(13,340)	—	(9,160)	13,487	—	(25,134)	—	(11,647)
Amount	$129,520	$—	$(412,398)	$—	$(282,878)	$367,843	$—	$(679,911)	$—	$(312,068)
Class I
Shares	38,964	—	(38,555)	—	409	83,837	—	(29,891)	—	53,946
Amount	$1,370,655	$—	$(1,352,571)	$—	$18,084	$2,549,531	$—	$(901,191)	$—	$1,648,340
Class R3
Shares	865	—	(421)	—	444	3,069	—	(390)	—	2,679
Amount	$32,026	$—	$(15,503)	$—	$16,523	$99,172	$—	$(12,597)	$—	$86,575
Class R4
Shares	1,025	—	(1,067)	—	(42)	3,050	—	(1,576)	—	1,474
Amount	$38,373	$—	$(39,648)	$—	$(1,275)	$98,778	$—	$(51,769)	$—	$47,009
Class R5
Shares	813	—	(846)	—	(33)	1,542	—	(1,127)	—	415
Amount	$30,772	$—	$(31,718)	$—	$(946)	$50,179	$—	$(36,942)	$—	$13,237
Class Y
Shares	5,622	—	(6,715)	—	(1,093)	26,347	—	(12,585)	—	13,762
Amount	$209,523	$—	$(254,637)	$—	$(45,114)	$860,385	$—	$(414,968)	$—	$445,417
Total
Shares	66,301	—	(115,350)	—	(49,049)	189,383	—	(200,136)	—	(10,753)
Amount	$2,327,379	$—	$(3,986,093)	$—	$(1,658,714)	$5,797,937	$—	$(5,987,414)	$—	$(189,477)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	662	$23,066
For the Year Ended October 31, 2010	4,036	$124,838

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $245, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

22

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid.  The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford Capital Appreciation Fund
Financial Highlights
– Selected Per-Share Data (A) –

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$32.40	$0.08	$–	$3.99	$4.07	$–	$–	$–	$–	$4.07	$36.47
B	28.62	(0.06)	–	3.52	3.46	–	–	–	–	3.46	32.08
C	28.79	(0.04)	–	3.54	3.50	–	–	–	–	3.50	32.29
I	32.39	0.12	–	4.00	4.12	–	–	–	–	4.12	36.51
R3	34.22	0.03	–	4.22	4.25	–	–	–	–	4.25	38.47
R4	34.66	0.09	–	4.27	4.36	–	–	–	–	4.36	39.02
R5	34.99	0.14	–	4.31	4.45	–	–	–	–	4.45	39.44
Y	35.13	0.16	–	4.33	4.49	–	–	–	–	4.49	39.62

For the Year Ended October 31, 2010 (E)
A	28.02	0.14	–	4.24	4.38	–	–	–	–	4.38	32.40
B	24.95	(0.10)	–	3.77	3.67	–	–	–	–	3.67	28.62
C	25.07	(0.07)	–	3.79	3.72	–	–	–	–	3.72	28.79
I	27.94	0.21	–	4.24	4.45	–	–	–	–	4.45	32.39
R3	29.67	0.05	–	4.50	4.55	–	–	–	–	4.55	34.22
R4	29.96	0.16	–	4.54	4.70	–	–	–	–	4.70	34.66
R5	30.15	0.26	–	4.58	4.84	–	–	–	–	4.84	34.99
Y	30.24	0.29	–	4.60	4.89	–	–	–	–	4.89	35.13

For the Year Ended October 31, 2009 (E)
A	23.43	0.14	–	4.76	4.90	(0.31)	–	–	(0.31)	4.59	28.02
B	20.77	(0.05)	–	4.28	4.23	(0.05)	–	–	(0.05)	4.18	24.95
C	20.91	(0.03)	–	4.29	4.26	(0.10)	–	–	(0.10)	4.16	25.07
I	23.41	0.14	–	4.82	4.96	(0.43)	–	–	(0.43)	4.53	27.94
R3	24.92	0.05	–	5.07	5.12	(0.37)	–	–	(0.37)	4.75	29.67
R4	25.08	0.15	–	5.12	5.27	(0.39)	–	–	(0.39)	4.88	29.96
R5	25.21	0.20	–	5.17	5.37	(0.43)	–	–	(0.43)	4.94	30.15
Y	25.28	0.27	–	5.14	5.41	(0.45)	–	–	(0.45)	4.96	30.24

For the Year Ended October 31, 2008 (E)
A	46.08	0.20	–	(19.12)	(18.92)	–	(3.73)	–	(3.73)	(22.65)	23.43
B	41.59	(0.09)	–	(17.00)	(17.09)	–	(3.73)	–	(3.73)	(20.82)	20.77
C	41.82	(0.06)	–	(17.12)	(17.18)	–	(3.73)	–	(3.73)	(20.91)	20.91
I	45.90	0.28	–	(19.04)	(18.76)	–	(3.73)	–	(3.73)	(22.49)	23.41
R3	48.91	0.09	–	(20.35)	(20.26)	–	(3.73)	–	(3.73)	(23.99)	24.92
R4	49.05	0.22	–	(20.46)	(20.24)	–	(3.73)	–	(3.73)	(23.97)	25.08
R5	49.15	0.34	–	(20.55)	(20.21)	–	(3.73)	–	(3.73)	(23.94)	25.21
Y	49.23	0.36	–	(20.58)	(20.22)	–	(3.73)	–	(3.73)	(23.95)	25.28

For the Year Ended October 31, 2007 (E)
A	39.67	0.16	–	9.42	9.58	(0.13)	(3.04)	–	(3.17)	6.41	46.08
B	36.25	(0.15)	–	8.53	8.38	–	(3.04)	–	(3.04)	5.34	41.59
C	36.40	(0.12)	–	8.58	8.46	–	(3.04)	–	(3.04)	5.42	41.82
I	39.69	0.26	–	9.39	9.65	(0.40)	(3.04)	–	(3.44)	6.21	45.90
R3(I)	40.22	0.01	–	8.68	8.69	–	–	–	–	8.69	48.91
R4(I)	40.22	0.02	–	8.81	8.83	–	–	–	–	8.83	49.05
R5(I)	40.22	0.08	–	8.85	8.93	–	–	–	–	8.93	49.15
Y	42.19	0.34	–	10.06	10.40	(0.32)	(3.04)	–	(3.36)	7.04	49.23

For the Year Ended October 31, 2006
A	36.51	0.15	–	6.43	6.58	–	(3.42)	–	(3.42)	3.16	39.67
B	33.90	(0.10)	–	5.87	5.77	–	(3.42)	–	(3.42)	2.35	36.25
C	34.00	(0.07)	–	5.89	5.82	–	(3.42)	–	(3.42)	2.40	36.40
I(J)	37.53	–	–	2.16	2.16	–	–	–	–	2.16	39.69
Y	38.47	0.30	–	6.84	7.14	–	(3.42)	–	(3.42)	3.72	42.19

24

- Ratios and Supplemental Data -
			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.56	%(F)	$8,301,838	1.11	%(G)	1.11	%(G)	1.11	%(G)	0.44	%(G)	45%
12.09	(F)	807,842	1.94	(G)	1.94	(G)	1.94	(G)	(0.39	) (G)	–
12.16	(F)	3,070,215	1.83	(G)	1.83	(G)	1.83	(G)	(0.28	) (G)	–
12.72	(F)	5,403,591	0.86	(G)	0.86	(G)	0.86	(G)	0.70	(G)	–
12.42	(F)	159,825	1.41	(G)	1.40	(G)	1.40	(G)	0.17	(G)	–
12.58	(F)	303,244	1.10	(G)	1.10	(G)	1.10	(G)	0.46	(G)	–
12.72	(F)	242,217	0.80	(G)	0.80	(G)	0.80	(G)	0.77	(G)	–
12.78	(F)	2,434,194	0.70	(G)	0.70	(G)	0.70	(G)	0.86	(G)	–

15.63		8,535,338	1.15		1.15		1.15		0.45		70
14.71		828,754	1.95		1.95		1.95		(0.36)		–
14.84		3,001,079	1.85		1.85		1.85		(0.25)		–
15.93		4,781,187	0.88		0.88		0.88		0.70		–
15.34		126,972	1.42		1.41		1.41		0.17		–
15.69		270,804	1.10		1.10		1.10		0.49		–
16.05		215,999	0.80		0.80		0.80		0.79		–
16.17		2,196,541	0.70		0.70		0.70		0.89		–

21.40		9,038,634	1.22		1.22		1.22		0.58		77
20.44		1,027,505	2.07		2.02		2.02		(0.22)		–
20.54		2,905,481	1.93		1.93		1.93		(0.15)		–
21.84		2,616,775	0.89		0.89		0.89		0.59		–
21.08		30,633	1.46		1.46		1.46		0.19		–
21.53		189,912	1.12		1.12		1.12		0.60		–
21.89		173,619	0.81		0.81		0.81		0.75		–
22.01		1,474,927	0.72		0.72		0.72		1.05		–

(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		–
(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		–
(44.27)		438,528	0.81		0.81		0.81		0.87		–
(44.64)		7,809	1.46		1.46		1.46		0.28		–
(44.46)		75,127	1.12		1.12		1.12		0.60		–
(44.30)		35,734	0.83		0.83		0.83		0.93		–
(44.24)		1,074,711	0.72		0.72		0.72		0.95		–

26.15	(H)	13,684,583	1.11		1.11		1.11		0.39		72
25.15	(H)	2,209,870	1.92		1.92		1.92		(0.40)		–
25.28	(H)	4,411,286	1.83		1.83		1.83		(0.32)		–
26.49	(H)	156,616	0.79		0.79		0.79		0.65		–
21.61	(F)	41	1.47	(G)	1.47	(G)	1.47	(G)	0.04	(G)	–
21.95	(F)	15,618	1.14	(G)	1.14	(G)	1.14	(G)	0.06	(G)	–
22.20	(F)	1,165	0.85	(G)	0.85	(G)	0.85	(G)	0.25	(G)	–
26.66	(H)	1,035,754	0.72		0.72		0.72		0.78		–

19.56		9,312,766	1.18		1.18		1.18		0.47		74
18.59		1,868,359	1.97		1.97		1.97		(0.31)		–
18.69		2,968,472	1.90		1.90		1.90		(0.25)		–
5.76	(F)	5,193	0.88	(G)	0.88	(G)	0.88	(G)	0.17	(G)	–
20.07		414,259	0.75		0.75		0.75		0.90		–

25

The Hartford Capital Appreciation Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

26

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,125.62	$5.86	$1,000.00	$1,019.28	$5.57	1.11%	181	365
Class B	$1,000.00	$1,120.89	$10.19	$1,000.00	$1,015.18	$9.69	1.94	181	365
Class C	$1,000.00	$1,121.57	$9.64	$1,000.00	$1,015.70	$9.16	1.83	181	365
Class I	$1,000.00	$1,127.20	$4.53	$1,000.00	$1,020.53	$4.31	0.86	181	365
Class R3	$1,000.00	$1,124.20	$7.38	$1,000.00	$1,017.85	$7.01	1.40	181	365
Class R4	$1,000.00	$1,125.79	$5.79	$1,000.00	$1,019.35	$5.50	1.10	181	365
Class R5	$1,000.00	$1,127.18	$4.20	$1,000.00	$1,020.84	$3.99	0.80	181	365
Class Y	$1,000.00	$1,127.81	$3.68	$1,000.00	$1,021.33	$3.50	0.70	181	365

30

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CA11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Capital Appreciation II Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/29/05 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
	6 Month†	1 Year	5 year	Since Inception
Capital Appreciation II A#	18.01%	20.14%	5.33%	9.34%
Capital Appreciation II A##		13.53%	4.14%	8.31%
Capital Appreciation II B#	17.54%	19.18%	4.48%	8.49%
Capital Appreciation II B##		14.18%	4.15%	8.49%
Capital Appreciation II C#	17.63%	19.36%	4.56%	8.57%
Capital Appreciation II C##		18.36%	4.56%	8.57%
Capital Appreciation II I#	18.20%	20.59%	5.66%	9.63%
Capital Appreciation II R3#	17.88%	19.94%	5.07%	9.20%
Capital Appreciation II R4#	18.02%	20.14%	5.38%	9.47%
Capital Appreciation II R5#	18.21%	20.59%	5.64%	9.69%
Capital Appreciation II Y#	18.34%	20.71%	5.77%	9.80%
Russell 3000 Index	17.65%	18.35%	3.33%	5.65%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Michael T. Carmen, CFA, CPA	Nicholas M Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Kent M. Stahl, CFA	Frank D. Catrickes, CFA, CMT	David W. Palmer, CFA
Senior Vice President and Director of	Senior Vice President	Senior Vice President
Investments and Risk Management

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund II returned 18.01%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 17.65% for the same period. The Fund also outperformed the 16.89% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative Fed policy. All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Energy (+37%), Industrials (+22%), and Materials (+21%) sectors, while the Utilities (+9%), Consumer Staples (+12%), and Telecommunication Services (+13%) sectors lagged on a relative basis.

The Fund outperformed its benchmark due to both security selection and sector allocation, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Strong stock selection within the Consumer Staples, Consumer Discretionary, and Information Technology sectors more than offset weaker stock selection in the Industrials and Energy sector. Underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in the weaker-performing Consumer Staples and Utilities sectors contributed positively to relative returns.

The top contributors to relative performance or benchmark-relative return were Green Mountain Coffee (Consumer Staples), Polycom (Information Technology), and Tempur-Pedic International (Consumer Discretionary). Specialty coffee and brewing systems company Green Mountain Coffee saw its shares soar after the company announced it had formed strategic relationships with Starbucks and Dunkin Donuts. Shares of voice and videoconferencing equipment and services company Polycom rose as revenues topped expectations with strong growth in both voice and video communications business segments. Manufacturer and distributor of premium mattresses and pillows Tempur-pedic saw its shares rise after announcing record first quarter 2011 sales and earnings. Wells Fargo (Financials) was also a top contributor to absolute performance (i.e. total return) during the period.

United Continental (Industrials), Exxon Mobil (Energy), and eAccess (Information Technology) detracted most from relative returns. Shares of recently merged airline United Continental underperformed as investors awaited clarity on the merger integration process and assessed the potential impact of rising fuel costs. Our underweight position in strong performing benchmark component Exxon Mobil detracted from relative results. Shares of the oil company rose during the first quarter of 2011 as a result of surging oil prices. Shares of eAccess, a Japan-based provider of broadband, internet, and wireless services, fell in the first quarter of 2011 upon fears of business disruption in the aftermath of the devastating earthquake. Cisco Systems (Information Technology) was also among the largest detractors from absolute performance.

What is the outlook?

We remain constructive on an economic recovery, as it is looking more and more like a normal recovery where job growth is a lagging indicator. We are seeing an increasing amount of evidence indicating that the quality of the recovery is improving, including an accelerating rate of job growth, a surge in corporate profits, and strong export growth. Macro economic issues continue to be in the headlines, though we believe the current environment is one where “stock pickers” have the opportunity to perform well as the market has been rewarding companies that are executing and penalizing those that are not.

In this environment we continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweights (i.e. the Fund’s sector postion was greater than the benchmark position) were in the Materials, Consumer Discretionary, and Information Technology sectors and largest underweights were in the Consumer Staples, Utilities, and Telecommunication Services sectors relative to the Russell 3000 benchmark.

3

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	2.3%
Banks (Financials)	3.6
Capital Goods (Industrials)	10.1
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	2.1
Diversified Financials (Financials)	6.6
Energy (Energy)	10.4
Food & Staples Retailing (Consumer Staples)	0.8
Food, Beverage & Tobacco (Consumer Staples)	3.9
Health Care Equipment & Services (Health Care)	6.2
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	3.4
Materials (Materials)	7.7
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.3
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.8
Software & Services (Information Technology)	7.9
Technology Hardware & Equipment (Information Technology)	8.0
Telecommunication Services (Services)	0.8
Transportation (Industrials)	2.3
Utilities (Utilities)	0.6
Total	97.0%
Fixed Income Securities
Arts, Entertainment and Recreation (Services)	0.2%
Total	0.2%
Short-Term Investments	2.8%
Other Assets and Liabilities	–
Total	100.0%

4

The Hartford Capital Appreciation II Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.0%
	Automobiles & Components - 2.3%
119	Dana Holding Corp. ●	$2,168
162	Fiat S.p.A.	1,730
522	Ford Motor Co. ●	8,074
38	Johnson Controls, Inc.	1,538
16	Michelin (C.G.D.E.) Class B	1,585
311	Modine Manufacturing Co. ●	5,546
71	SAF-Holland S.A. ●	851
105	Stoneridge, Inc. ●	1,608
68	Tenneco Automotive, Inc. ●	3,139
45	Visteon Corp. ●	3,028
		29,267
	Banks - 3.6%
445	Banco Santander Brasil S.A.	5,161
347	Barclays Bank plc	1,651
164	BB&T Corp.	4,423
100	Itau Unibanco Banco Multiplo S.A. ADR	2,384
204	MGIC Investment Corp. ●	1,768
431	Radian Group, Inc.	2,556
929	Wells Fargo & Co.	27,033
		44,976
	Capital Goods - 10.1%
259	Aecom Technology Corp. ●	7,055
119	Assa Abloy Ab ●	3,579
31	BE Aerospace, Inc. ●	1,194
66	Belden, Inc.	2,491
665	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	1,764
42	Chart Industries, Inc. ●	2,049
25	Cooper Industries plc Class A	1,675
199	DigitalGlobe, Inc. ●	5,780
15	Esterline Technologies Corp. ●	1,107
10	Fanuc Ltd.	1,741
359	Fiat Industrial S.p.A. ●	5,338
18	Flowserve Corp.	2,254
–	Foster Wheeler AG ●	–
71	General Dynamics Corp.	5,150
212	General Electric Co.	4,327
15	Goodrich Corp.	1,367
25	Honeywell International, Inc.	1,561
604	Itochu Corp.	6,289
25	Joy Global, Inc.	2,564
31	Kone Oyj Class B	1,958
30	L-3 Communications Holdings, Inc.	2,398
29	Lockheed Martin Corp.	2,290
199	Meritor, Inc. ●	3,429
22	Moog, Inc. Class A ●	961
165	Navistar International Corp. ●	11,493
103	Northrop Grumman Corp.	6,556
74	Pentair, Inc.	2,964
31	Precision Castparts Corp.	4,713
81	Safran S.A.	3,129
20	Schneider Electric S.A.	3,469
22	TransDigm Group, Inc. ●	1,853
39	United Rentals, Inc. ●	1,159
84	Vallourec	10,493
265	Volvo Ab Class B	5,212
11	W.W. Grainger, Inc.	1,683
116	Wabash National Corp. ●	1,280
25	Wabco Holdings, Inc. ●	1,812
40	WESCO International, Inc. ●	2,453
		126,590
	Commercial & Professional Services - 0.1%
94	Capital Group plc	1,162

	Consumer Durables & Apparel - 3.6%
527	Brunswick Corp.	12,320
21	Fossil, Inc. ●	1,999
270	Hanesbrands, Inc. ●	8,765
36	Lululemon Athletica, Inc. ●	3,606
196	Mattel, Inc.	5,246
423	PDG Realty S.A.	2,492
25	Sodastream International Ltd. ●	1,161
151	Tempur-Pedic International, Inc. ●	9,486
		45,075
	Consumer Services - 2.1%
41	Apollo Group, Inc. Class A ●	1,631
63	Carnival Corp.	2,398
38	Coinstar, Inc. ●	2,036
49	DeVry, Inc.	2,608
59	ITT Educational Services, Inc. ●	4,246
11	New Oriental Education & Technology Group, Inc. ADR ●	1,409
35	Strayer Education, Inc.	4,340
453	Thomas Cook Group plc	1,300
71	Weight Watchers International, Inc.	5,551
		25,519
	Diversified Financials - 6.6%
86	Ameriprise Financial, Inc.	5,343
860	Bank of America Corp.	10,556
44	Bank of New York Mellon Corp.	1,266
28	BlackRock, Inc.	5,486
78	Cetip S.A. - Balcao Organizado	1,289
1,384	Citigroup, Inc. ●	6,354
14	Credit Suisse Group AG	653
1,079	Great American Group, Inc. ●	378
613	ING Groep N.V. ●	8,078
203	JP Morgan Chase & Co.	9,250
201	Justice Holdings Ltd. ●	3,327
8	LPL Investment Holdings, Inc. ●	304
112	Nasdaq OMX Group, Inc. ●	3,022
81	Oaktree Capital ■●	3,584
73	Promise Co., Ltd.	624
342	Rural Electrification Corp.	1,848
59	Solar Cayman Ltd. ⌂●†	5
486	UBS AG	9,725
476	UBS AG ADR ●	9,522
57	Waddell and Reed Financial, Inc. Class A	2,323
		82,937
	Energy - 10.4%
52	Alpha Natural Resources, Inc. ●	3,040
185	Anadarko Petroleum Corp.	14,577
31	Apache Corp.	4,070
56	Atwood Oceanics, Inc. ●	2,512
211	BG Group plc	5,432
37	Bourbon S.A.	1,740
108	BP plc ADR	4,997
29	Cabot Oil & Gas Corp.	1,655
41	Cameron International Corp. ●	2,183

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.0% - (continued)
	Energy - 10.4% - (continued)
57	Canadian Natural Resources Ltd. ADR	$2,675
90	Cheniere Energy, Inc. ●	814
241	Chesapeake Energy Corp.	8,122
40	Chevron Corp.	4,345
279	Cobalt International Energy ●	3,904
128	Consol Energy, Inc.	6,929
98	ENSCO International plc	5,831
19	EOG Resources, Inc.	2,096
74	Frontline Ltd.	1,640
19	Hornbeck Offshore Services, Inc. ●	556
37	Imperial Oil Ltd.	1,933
–	Inpex Corp.	2,637
293	Karoon Gas Australia Ltd. ●	2,131
8	Lukoil ADR	550
14	Massey Energy Co.	942
48	Noble Corp.	2,043
505	OAO Gazprom Class S ADR	8,527
30	Overseas Shipholding Group, Inc.	847
34	Peabody Energy Corp.	2,285
263	Petroleo Brasileiro S.A. ADR	9,803
20	Pioneer Natural Resources Co.	2,004
84	Southwestern Energy Co. ●	3,689
73	Statoilhydro ASA ADR	2,128
18	Suncor Energy, Inc.	834
119	Tsakos Energy Navigation Ltd.	1,232
161	Ultra Petroleum Corp. ●	8,175
48	Venoco, Inc. ●	898
36	Whiting Petroleum Corp. ●	2,488
		130,264
	Food & Staples Retailing - 0.8%
124	CVS/Caremark Corp.	4,500
200	Sysco Corp.	5,771
		10,271
	Food, Beverage & Tobacco - 3.9%
22	Anheuser-Busch InBev N.V.	1,403
86	Archer Daniels Midland Co.	3,187
1,570	China Agri-Industries Holdings	1,797
220	Cott Corp. ●	1,959
259	Green Mountain Coffee Roasters, Inc. ●	17,358
78	Imperial Tobacco Group plc	2,750
–	Japan Tobacco, Inc.	1,562
131	Kraft Foods, Inc.	4,407
155	Maple Leaf Foods, Inc.	1,930
92	Molson Coors Brewing Co.	4,466
85	PepsiCo, Inc.	5,872
43	Sanderson Farms, Inc.	2,042
		48,733
	Health Care Equipment & Services - 6.2%
1,015	CareView Communications, Inc. ●	1,979
82	Catalyst Health Solutions ●	4,860
69	CIGNA Corp.	3,231
51	Covidien plc	2,812
87	Edwards Lifesciences Corp. ●	7,487
130	Express Scripts, Inc. ●	7,393
89	Gen-Probe, Inc. ●	7,347
312	Hologic, Inc. ●	6,872
37	Humana, Inc. ●	2,832
230	Medtronic, Inc.	9,589
40	St. Jude Medical, Inc.	2,159
84	SXC Health Solutions Corp. ●	4,609
303	UnitedHealth Group, Inc.	14,909
21	Wellpoint, Inc.	1,628
		77,707
	Household & Personal Products - 0.5%
23	Beiersdorf AG	1,470
62	Colgate-Palmolive Co.	5,208
		6,678
	Insurance - 3.4%
52	ACE Ltd.	3,504
62	Aflac, Inc.	3,461
558	Ageas	1,692
1,030	AIA Group Ltd. ●	3,474
238	Assured Guaranty Ltd.	4,046
2	Brasil Insurance Participacoes e Administracao S.A ●	2,291
45	Everest Re Group Ltd.	4,133
173	Fidelity National Financial, Inc.	2,676
151	Genworth Financial, Inc. ●	1,839
44	Platinum Underwriters Holdings Ltd.	1,660
57	Principal Financial Group, Inc.	1,924
68	Reinsurance Group of America, Inc.	4,292
25	StanCorp Financial Group, Inc.	1,090
25	Swiss Re	1,513
202	Unum Group	5,344
		42,939
	Materials - 7.7%
25	Agrium U.S., Inc.	2,279
53	Allied Nevada Gold Corp. ●	2,276
63	AngloGold Ltd. ADR	3,215
46	Barrick Gold Corp.	2,362
16	CF Industries Holdings, Inc.	2,323
418	CGA Mining Ltd. ●	1,336
232	CRH plc	5,724
85	Detour Gold Corp. ●	2,860
101	Dow Chemical Co.	4,152
3	First Quantum Minerals Ltd.	399
59	Freeport-McMoRan Copper & Gold, Inc.	3,230
45	Goldcorp, Inc.	2,491
27	HeidelbergCement AG	2,080
124	Iluka Resources Ltd.	1,703
76	Impala Platinum Holdings Ltd.	2,378
932	Kenmare Resources plc ●	732
345	Louisiana-Pacific Corp. ●	3,208
519	Lynas Corp., Ltd. ●	1,197
222	Medusa Mining Ltd.	1,965
116	Methanex Corp.	3,760
138	Methanex Corp. ADR	4,453
22	Molycorp, Inc. ●	1,591
25	Monsanto Co.	1,687
129	Mosaic Co.	9,642
137	Norbord, Inc. ●	1,919
230	Owens-Illinois, Inc. ●	6,814
325	Perseus Mining Ltd. ●	1,047
37	Potash Corp. of Saskatchewan, Inc.	2,109
126	PTT Chemical PCL	673
76	Rare Element Resources Ltd. ●	1,098
39	Rio Tinto plc	2,873
470	Romarco Minerals, Inc. ●	895
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.0% - (continued)
	Materials - 7.7% - (continued)
46	Silver Wheaton Corp.	$1,880
29	Sino Forest Corp. Class A ●	712
17	Sociedad Quimica Y Minera de Chile S.A.	1,058
51	Steel Dynamics, Inc.	922
169	Sterlite Industries Ltd.	2,758
117	Vallar plc ●	2,732
30	Vulcan Materials Co.	1,338
23	Xstrata plc	583
		96,454
	Media - 1.6%
359	Comcast Corp. Class A	9,422
76	Comcast Corp. Special Class A	1,865
18	DirecTV Class A ●	869
18	Supermedia, Inc. ●	92
182	Walt Disney Co.	7,827
		20,075
	Pharmaceuticals, Biotechnology & Life Sciences - 5.3%
165	Agilent Technologies, Inc. ●	8,235
132	Almirall S.A.	1,498
77	Amgen, Inc. ●	4,366
303	Avanir Pharmaceuticals ●	1,325
81	Celgene Corp. ●	4,752
213	Elan Corp. plc ADR ●	1,722
84	Gilead Sciences, Inc. ●	3,259
77	Map Pharmaceuticals, Inc. ●	1,194
170	Merck & Co., Inc.	6,101
37	Momenta Pharmaceuticals, Inc. ●	693
94	Mylan, Inc. ●	2,347
1,001	Novavax, Inc. ●	2,569
300	Pfizer, Inc.	6,281
183	Pharmaceutical Product Development, Inc.	5,633
26	Roche Holding AG	4,299
242	Shionogi & Co., Ltd.	3,917
77	Teva Pharmaceutical Industries Ltd. ADR	3,526
43	UCB S.A.	2,082
27	Waters Corp. ●	2,656
		66,455
	Real Estate - 0.7%
536	Hang Lung Properties Ltd.	2,390
40	HCP, Inc.	1,573
97	Plum Creek Timber Co., Inc.	4,158
		8,121
	Retailing - 4.7%
14	Amazon.com, Inc. ●	2,662
1,405	Buck Holdings L.P. ⌂●†	3,347
11	CarMax, Inc. ●	375
31	Expedia, Inc.	766
57	GameStop Corp. Class A ●	1,466
30	Guess?, Inc.	1,277
74	Kohl's Corp.	3,900
569	Lowe's Co., Inc.	14,923
10	Netflix, Inc. ●	2,410
47	Nordstrom, Inc.	2,240
4	Priceline.com, Inc. ●	2,254
83	Ross Stores, Inc.	6,094
253	Staples, Inc.	5,339
114	Target Corp.	5,581
57	The Buckle, Inc.	2,584
27	TJX Cos., Inc.	1,421
45	Ulta Salon, Cosmetics & Fragrances, Inc. ●	2,412
		59,051
	Semiconductors & Semiconductor Equipment - 3.8%
76	Altera Corp.	3,696
73	Analog Devices, Inc.	2,947
307	Arm Holdings plc	3,182
28	Avago Technologies Ltd.	933
194	Broadcom Corp. Class A	6,840
80	Cavium Networks, Inc. ●	3,771
57	Cree, Inc. ●	2,335
167	GT Solar International, Inc. ●	1,869
86	Maxim Integrated Products, Inc.	2,346
72	Micron Technology, Inc. ●	818
54	NVIDIA Corp. ●	1,086
54	NXP Semiconductors N.V. ●	1,801
293	Skyworks Solutions, Inc. ●	9,229
233	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,151
42	Ultratech Stepper, Inc. ●	1,319
63	Xilinx, Inc.	2,182
		47,505
	Software & Services - 7.9%
38	Akamai Technologies, Inc. ●	1,298
57	Ariba, Inc. ●	1,987
73	Automatic Data Processing, Inc.	3,959
67	Booz Allen Hamilton Holding Corp. ●	1,294
48	Broadsoft, Inc. ●	2,190
24	CACI International, Inc. Class A ●	1,479
30	Citrix Systems, Inc. ●	2,497
8	eAccess Ltd.	3,564
335	eBay, Inc. ●	11,508
35	Fiserv, Inc. ●	2,170
86	Gartner, Inc. Class A ●	3,686
49	Global Payments, Inc.	2,582
129	Glu Mobile, Inc. ●	511
3	Google, Inc. ●	1,632
100	iGate Corp.	1,688
58	JDA Software Group, Inc. ●	1,914
300	Kit Digital, Inc. ●	3,449
15	Longtop Financial Technologies Ltd. ●	341
155	Microsoft Corp.	4,028
153	Oracle Corp.	5,501
43	Paychex, Inc.	1,403
39	Rovi Corp. ●	1,891
17	Salesforce.com, Inc. ●	2,398
43	SAP AG	2,756
187	Support.com, Inc. ●	1,072
31	Teradata Corp. ●	1,735
233	Tibco Software, Inc. ●	6,982
196	TiVo, Inc. ●	1,874
21	VMware, Inc. ●	1,991
882	Western Union Co.	18,732
		98,112
	Technology Hardware & Equipment - 8.0%
31	Acme Packet, Inc. ●	2,525
125	ADTRAN, Inc.	5,138
306	Alcatel - Lucent ADR	1,999
36	Apple, Inc. ●	12,642
52	Arrow Electronics, Inc. ●	2,352

7

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.0% - (continued)
	Technology Hardware & Equipment - 8.0% - (continued)
56	Aruba Networks, Inc. ●		$2,010
588	Cisco Systems, Inc.		10,334
80	Corning, Inc.		1,679
347	Delta Electronics, Inc.		1,553
459	EMC Corp. ●		13,003
113	Finisar Corp. ●		3,169
412	Flextronics International Ltd. ●		2,870
75	Hewlett-Packard Co.		3,016
50	High Technology Computer Corp.		2,272
1,218	Hon Hai Precision Industry Co., Ltd.		4,625
376	Hughes Telematics, Inc. ●		1,241
89	Jabil Circuit, Inc.		1,756
109	JDS Uniphase Corp. ●		2,267
36	Juniper Networks, Inc. ●		1,366
32	NetApp, Inc. ●		1,674
294	Nokia Corp. ADR		2,709
494	Nokia Oyj		4,549
191	Polycom, Inc. ●		11,440
36	Research In Motion Ltd. ●		1,761
23	Universal Display Corp. ●		1,274
713	WPG Holdings Co., Ltd.		1,321
			100,545
	Telecommunication Services - 0.8%
236	Clearwire Corp. ●		1,149
662	Sprint Nextel Corp. ●		3,428
327	Telenor ASA		5,641
			10,218
	Transportation - 2.3%
2,457	AirAsia Berhad ●		2,386
124	Avis Budget Group, Inc. ●		2,347
486	Delta Air Lines, Inc. ●		5,043
71	Hertz Global Holdings, Inc. ●		1,218
156	JSL S.A. ●		1,104
14	Kuehne & Nagel International AG		2,302
273	Toll Holdings Ltd.		1,693
444	United Continental Holdings, Inc. ●		10,135
24	United Parcel Service, Inc. Class B		1,799
			28,027
	Utilities - 0.6%
53	Entergy Corp.		3,667
208	N.V. Energy, Inc.		3,154
			6,821
	Total common stocks
	(cost $1,056,533)		$1,213,502

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
13	Novavax, Inc. ⌂●		$–

	Total warrants
	(cost $–)		$–

CORPORATE BONDS: INVESTMENT GRADE - 0.2%
	Arts, Entertainment and Recreation - 0.2%
	International Game Technology
$1,512	3.25%, 05/01/2014 ۞		$1,796

	Total corporate bonds: investment grade
	(cost $1,729)		$1,796

	Total long-term investments
	(cost $1,058,262)		$1,215,298

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.8%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $6,353,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024
	- 2041, value of $6,480)
$6,353	0.04%, 4/29/2011		$6,353
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $14,309, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $14,595)
14,309	0.05%, 4/29/2011		14,309
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $14,849,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $15,146)
14,849	0.04%, 4/29/2011		14,849
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $88, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $90)
88	0.02%, 4/29/2011		88
			35,599
	Total short-term investments
	(cost $35,599)		$35,599

	Total investments
	(cost $1,093,861) ▲	100.0%	$1,250,897
	Other assets and liabilities	–%	(31)
	Total net assets	100.0%	$1,250,866

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 24.0% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $1,125,308 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$183,776
Unrealized Depreciation	(58,187)
Net Unrealized Appreciation	$125,589

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $3,352, which represents 0.27% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $3,584, which represents 0.29% of total net assets.

۞	Convertible security.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	1,405	Buck Holdings L.P.	$1,081
07/2008	13	Novavax, Inc. Warrants	–
03/2007	59	Solar Cayman Ltd. - 144A	43

The aggregate value of these securities at April 30, 2011, was $3,352, which represents 0.27% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/(Depreciation)
Australian Dollar	JP Morgan Securities	Buy	$20	$20	05/02/2011	$–
British Pound	JP Morgan Securities	Buy	15	15	05/04/2011	–
Canadian Dollar	Banc of America Securities	Buy	172	172	05/04/2011	–
Canadian Dollar	Banc of America Securities	Sell	389	390	05/04/2011	1
Canadian Dollar	Brown Brothers Harriman	Sell	283	282	05/03/2011	(1)
Canadian Dollar	Brown Brothers Harriman	Buy	71	70	05/03/2011	1
Canadian Dollar	State Street Global Markets LLC	Buy	42	42	05/02/2011	–
Euro	State Street Global Markets LLC	Buy	20	20	05/02/2011	–
Euro	State Street Global Markets LLC	Sell	143	143	05/03/2011	–
Euro	State Street Global Markets LLC	Buy	30	30	05/04/2011	–
Euro	State Street Global Markets LLC	Sell	261	259	05/02/2011	(2)
Euro	Westpac International	Sell	178	178	05/04/2011	–
Japanese Yen	Banc of America Securities	Sell	3,737	3,693	06/15/2011	(44)
Japanese Yen	Deutsche Bank Securities	Sell	4,282	4,222	03/02/2012	(60)
Japanese Yen	Morgan Stanley	Sell	4,282	4,224	03/02/2012	(58)
Japanese Yen	UBS AG	Sell	4,276	4,217	03/02/2012	(59)
Norwegian Krone	CS First Boston	Buy	1,721	1,716	05/03/2011	5

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2011- continued

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Swiss Franc	Barclay Investments	Sell	431	428	05/03/2011	(3)
Swiss Franc	Deutsche Bank Securities	Sell	297	293	05/02/2011	(4)
Swiss Franc	Goldman Sachs	Buy	955	955	05/04/2011	–
Swiss Franc	Goldman Sachs	Sell	285	285	05/04/2011	–
Swiss Franc	JP Morgan Securities	Sell	129	127	05/02/2011	(2)
Swiss Franc	JP Morgan Securities	Buy	37	36	05/02/2011	1
						$(225)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$29,267	$25,952	$3,315	$–
Banks	44,976	43,325	1,651	–
Capital Goods	126,590	90,720	35,870	–
Commercial & Professional Services	1,162	–	1,162	–
Consumer Durables & Apparel	45,075	45,075	–	–
Consumer Services	25,519	24,219	1,300	–
Diversified Financials	82,937	58,420	20,928	3,589
Energy	130,264	117,594	12,670	–
Food & Staples Retailing	10,271	10,271	–	–
Food, Beverage & Tobacco	48,733	41,221	7,512	–
Health Care Equipment & Services	77,707	77,707	–	–
Household & Personal Products	6,678	6,678	–	–
Insurance	42,939	36,260	6,679	–
Materials	96,454	73,440	23,014	–
Media	20,075	20,075	–	–
Pharmaceuticals, Biotechnology & Life Sciences	66,455	54,659	11,796	–
Real Estate	8,121	5,731	2,390	–
Retailing	59,051	55,704	–	3,347
Semiconductors & Semiconductor Equipment	47,505	47,505	–	–
Software & Services	98,112	94,548	3,564	–
Technology Hardware & Equipment	100,545	86,225	14,320	–
Telecommunication Services	10,218	4,577	5,641	–
Transportation	28,027	21,646	6,381	–
Utilities	6,821	6,821	–	–
Total	1,213,502	1,048,373	158,193	6,936
Corporate Bonds: Investment Grade	1,796	–	1,796	–
Warrants	–	–	–	–
Short-Term Investments	35,599	–	35,599	–
Total	$1,250,897	$1,048,373	$195,588	$6,936
Foreign Currency Contracts*	8	–	8	–
Total	$8	$–	$8	$–
Liabilities:
Foreign Currency Contracts*	233	–	233	–
Total	$233	$–	$233	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Common Stocks	$8,135	$452	$997	†	$—	$1,098	$(3,938)	$1,145	$(953)	$6,936
Total	$8,135	$452	$997		$—	$1,098	$(3,938)	$1,145	$(953)	$6,936

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $965.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,093,861)	$1,250,897
Cash	78
Foreign currency on deposit with custodian (cost $81)	81
Unrealized appreciation on foreign currency contracts	8
Receivables:
Investment securities sold	13,150
Fund shares sold	2,538
Dividends and interest	1,133
Other assets	95
Total assets	1,267,980
Liabilities:
Unrealized depreciation on foreign currency contracts	233
Payables:
Investment securities purchased	14,423
Fund shares redeemed	1,951
Investment management fees	156
Administrative fees	1
Distribution fees	80
Accrued expenses	270
Total liabilities	17,114
Net assets	$1,250,866
Summary of Net Assets:
Capital stock and paid-in-capital	$1,246,350
Accumulated net investment loss	(1,084)
Accumulated net realized loss on investments and foreign currency transactions	(151,274)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	156,874
Net assets	$1,250,866

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.27/$16.16
Shares outstanding	38,531
Net assets	$588,374
Class B: Net asset value per share	$14.54
Shares outstanding	5,521
Net assets	$80,248
Class C: Net asset value per share	$14.61
Shares outstanding	23,984
Net assets	$350,391
Class I: Net asset value per share	$15.52
Shares outstanding	9,962
Net assets	$154,611
Class R3: Net asset value per share	$15.16
Shares outstanding	1,309
Net assets	$19,839
Class R4: Net asset value per share	$15.39
Shares outstanding	790
Net assets	$12,155
Class R5: Net asset value per share	$15.58
Shares outstanding	82
Net assets	$1,272
Class Y: Net asset value per share	$15.68
Shares outstanding	2,805
Net assets	$43,976

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$6,724
Interest	35
Less: Foreign tax withheld	(199)
Total investment income	6,560

Expenses:
Investment management fees	5,372
Administrative services fees	25
Transfer agent fees	886
Distribution fees
Class A	691
Class B	384
Class C	1,649
Class R3	41
Class R4	12
Custodian fees	32
Accounting services fees	81
Registration and filing fees	80
Board of Directors' fees	12
Audit fees	13
Other expenses	125
Total expenses (before waivers and fees paid indirectly)	9,403
Expense waivers	(2)
Commission recapture	(43)
Total waivers and fees paid indirectly	(45)
Total expenses, net	9,358
Net Investment Loss	(2,798)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	123,313
Net realized loss on foreign currency contracts	(1,517)
Net realized loss on other foreign currency transactions	(193)
Net Realized Gain on Investments and Foreign Currency Transactions	121,603
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	69,984
Net unrealized appreciation of foreign currency contracts	2,562
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	51
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	72,597
Net Gain on Investments and Foreign Currency Transactions	194,200
Net Increase in Net Assets Resulting from Operations	$191,402

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010

Operations:
Net investment loss	$(2,798)	$(4,424)
Net realized gain on investments and foreign currency transactions	121,603	206,604
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	72,597	(8,055)
Net Increase In Net Assets Resulting From Operations	191,402	194,125
Capital Share Transactions:
Class A	(19,746)	(76,048)
Class B	(5,523)	(12,817)
Class C	(14,097)	(40,907)
Class I	25,743	(6,136)
Class R3	3,629	3,529
Class R4	2,057	1,954
Class R5	328	(173)
Class Y	(10,477)	(17,839)
Net decrease from capital share transactions	(18,086)	(148,437)
Net Increase In Net Assets	173,316	45,688
Net Assets:
Beginning of period	1,077,550	1,031,862
End of period	$1,250,866	$1,077,550
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1,084)	$1,714

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

16

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of

18

illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Total	$—	$8	$—	$—	$—	$—	$8

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$233	$—	$—	$—	$—	$233
Total	$—	$233	$—	$—	$—	$—	$233

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(1,517)	$—	$—	$—	$—	$(1,517)
Total	$—	$(1,517)	$—	$—	$—	$—	$(1,517)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$2,562	$—	$—	$—	$—	$2,562
Total	$—	$2,562	$—	$—	$—	$—	$2,562

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and

20

making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage- backed securities, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(242,509)
Unrealized Appreciation †	55,623
Total Accumulated Deficit	$(186,886)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$6,861
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(397)
Capital Stock and Paid-In-Capital	(6,464)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$242,509
Total	$242,509

As of October 31, 2010, the Fund utilized $182,458 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

22

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.70%	1.40%	1.10%	1.05%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.40%
Class B Shares	2.24
Class C Shares	2.12
Class I Shares	1.09
Class R3 Shares	1.70
Class R4 Shares	1.39
Class R5 Shares	1.10
Class Y Shares	0.98

23

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $852 and contingent deferred sales charges of $95 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $46. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$826,619
Sales Proceeds Excluding U.S. Government Obligations	857,988

24

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A Shares	4,027	—	(5,419)	—	(1,392)	6,200	—	(12,642)	—	(6,442)
Amount	$57,584	$—	$(77,330)	$—	$(19,746)	$74,542	$—	$(150,590)	$—	$(76,048)
Class B Shares	141	—	(549)	—	(408)	128	—	(1,244)	—	(1,116)
Amount	$1,926	$—	$(7,449)	$—	$(5,523)	$1,494	$—	$(14,311)	$—	$(12,817)
Class C Shares	1,510	—	(2,561)	—	(1,051)	2,733	—	(6,322)	—	(3,589)
Amount	$20,754	$—	$(34,851)	$—	$(14,097)	$31,614	$—	$(72,521)	$—	$(40,907)
Class I Shares	3,308	—	(1,559)	—	1,749	4,557	—	(5,115)	—	(558)
Amount	$48,292	$—	$(22,549)	$—	$25,743	$55,097	$—	$(61,233)	$—	$(6,136)
Class R3 Shares	448	—	(191)	—	257	539	—	(240)	—	299
Amount	$6,366	$—	$(2,737)	$—	$3,629	$6,384	$—	$(2,855)	$—	$3,529
Class R4 Shares	230	—	(91)	—	139	313	—	(152)	—	161
Amount	$3,347	$—	$(1,290)	$—	$2,057	$3,786	$—	$(1,832)	$—	$1,954
Class R5 Shares	34	—	(11)	—	23	34	—	(50)	—	(16)
Amount	$490	$—	$(162)	$—	$328	$413	$—	$(586)	$—	$(173)
Class Y Shares	—	—	(692)	—	(692)	138	—	(1,590)	—	(1,452)
Amount	$—	$—	$(10,477)	$—	$(10,477)	$1,625	$—	$(19,464)	$—	$(17,839)
Total Shares	9,698	—	(11,073)	—	(1,375)	14,642	—	(27,355)	—	(12,713)
Amount	$138,759	$—	$(156,845)	$—	$(18,086)	$174,955	$—	$(323,392)	$—	$(148,437)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	25	$362
For the Year Ended October 31, 2010	121	$1,460

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

25

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

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27

The Hartford Capital Appreciation II Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$12.94	$(0.02)	$–	$2.35	$2.33	$–	$–	$–	$–	$2.33	$15.27
B	12.37	(0.07)	–	2.24	2.17	–	–	–	–	2.17	14.54
C	12.42	(0.07)	–	2.26	2.19	–	–	–	–	2.19	14.61
I	13.13	–	–	2.39	2.39	–	–	–	–	2.39	15.52
R3	12.86	(0.04)	–	2.34	2.30	–	–	–	–	2.30	15.16
R4	13.04	(0.02)	–	2.37	2.35	–	–	–	–	2.35	15.39
R5	13.18	–	–	2.40	2.40	–	–	–	–	2.40	15.58
Y	13.25	0.01	–	2.42	2.43	–	–	–	–	2.43	15.68

For the Year Ended October 31, 2010
A	10.74	(0.03)	–	2.23	2.20	–	–	–	–	2.20	12.94
B	10.35	(0.14)	–	2.16	2.02	–	–	–	–	2.02	12.37
C	10.39	(0.12)	–	2.15	2.03	–	–	–	–	2.03	12.42
I	10.86	0.02	–	2.25	2.27	–	–	–	–	2.27	13.13
R3	10.71	(0.05)	–	2.20	2.15	–	–	–	–	2.15	12.86
R4	10.82	(0.02)	–	2.24	2.22	–	–	–	–	2.22	13.04
R5	10.91	0.02	–	2.25	2.27	–	–	–	–	2.27	13.18
Y	10.96	0.04	–	2.25	2.29	–	–	–	–	2.29	13.25

For the Year Ended October 31, 2009
A	8.73	–	–	2.01	2.01	–	–	–	–	2.01	10.74
B	8.47	(0.06)	–	1.94	1.88	–	–	–	–	1.88	10.35
C	8.50	(0.06)	–	1.95	1.89	–	–	–	–	1.89	10.39
I	8.80	0.03	–	2.03	2.06	–	–	–	–	2.06	10.86
R3	8.73	(0.03)	–	2.01	1.98	–	–	–	–	1.98	10.71
R4	8.79	–	–	2.03	2.03	–	–	–	–	2.03	10.82
R5	8.84	0.02	–	2.05	2.07	–	–	–	–	2.07	10.91
Y	8.86	0.04	–	2.06	2.10	–	–	–	–	2.10	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	–	(7.07)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.73
B	16.62	(0.09)	–	(6.89)	(6.98)	–	(1.17)	–	(1.17)	(8.15)	8.47
C	16.66	(0.07)	–	(6.92)	(6.99)	–	(1.17)	–	(1.17)	(8.16)	8.50
I	17.02	0.04	–	(7.09)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.80
R3	17.00	(0.01)	–	(7.09)	(7.10)	–	(1.17)	–	(1.17)	(8.27)	8.73
R4	17.05	0.01	–	(7.10)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.79
R5	17.10	0.04	–	(7.13)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.84
Y	17.12	–	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.86

For the Year Ended October 31, 2007
A	13.13	–	–	4.13	4.13	–	(0.31)	–	(0.31)	3.82	16.95
B	12.99	(0.07)	–	4.01	3.94	–	(0.31)	–	(0.31)	3.63	16.62
C	13.00	(0.06)	–	4.03	3.97	–	(0.31)	–	(0.31)	3.66	16.66
I	13.14	0.02	–	4.17	4.19	–	(0.31)	–	(0.31)	3.88	17.02
R3(G)	13.52	(0.03)	–	3.51	3.48	–	–	–	–	3.48	17.00
R4(G)	13.52	(0.01)	–	3.54	3.53	–	–	–	–	3.53	17.05
R5(G)	13.52	–	–	3.58	3.58	–	–	–	–	3.58	17.10
Y	13.20	0.06	–	4.17	4.23	–	(0.31)	–	(0.31)	3.92	17.12

For the Year Ended October 31, 2006
A	11.07	(0.01)	–	2.22	2.21	–	(0.15)	–	(0.15)	2.06	13.13
B	11.02	(0.07)	–	2.19	2.12	–	(0.15)	–	(0.15)	1.97	12.99
C	11.04	(0.06)	–	2.17	2.11	–	(0.15)	–	(0.15)	1.96	13.00
I(H)	12.51	–	–	0.63	0.63	–	–	–	–	0.63	13.14
Y	11.08	0.12	–	2.15	2.27	–	(0.15)	–	(0.15)	2.12	13.20

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

18.01	%(E)	$588,374	1.41	%(F)	1.41	%(F)	1.41	%(F)	(0.27	)%(F)	73%
17.54	(E)	80,248	2.24	(F)	2.24	(F)	2.24	(F)	(1.11	)(F)	–
17.63	(E)	350,391	2.13	(F)	2.13	(F)	2.13	(F)	(0.99	)(F)	–
18.20	(E)	154,611	1.10	(F)	1.10	(F)	1.10	(F)	0.04	(F)	–
17.88	(E)	19,839	1.72	(F)	1.70	(F)	1.70	(F)	(0.56	)(F)	–
18.02	(E)	12,155	1.39	(F)	1.39	(F)	1.39	(F)	(0.25	)(F)	–
18.21	(E)	1,272	1.11	(F)	1.10	(F)	1.10	(F)	0.04	(F)	–
18.34	(E)	43,976	0.98	(F)	0.98	(F)	0.98	(F)	0.15	(F)	–

20.48		516,406	1.44		1.44		1.44		(0.20)		155
19.52		73,313	2.28		2.28		2.28		(1.04)		–
19.54		310,899	2.15		2.15		2.15		(0.91)		–
20.90		107,796	1.11		1.11		1.11		0.13		–
20.07		13,520	1.74		1.73		1.73		(0.50)		–
20.52		8,486	1.40		1.40		1.40		(0.18)		–
20.81		777	1.12		1.11		1.11		0.12		–
20.89		46,353	1.00		1.00		1.00		0.25		–

23.02		497,959	1.54		1.54		1.54		0.02		168
22.20		72,940	2.44		2.22		2.22		(0.67)		–
22.23		297,280	2.25		2.25		2.25		(0.70)		–
23.41		95,280	1.16		1.16		1.16		0.37		–
22.68		8,057	1.81		1.81		1.81		(0.30)		–
23.09		5,308	1.43		1.43		1.43		0.04		–
23.42		816	1.14		1.14		1.14		0.29		–
23.70		54,222	1.02		1.02		1.02		0.49		–

(44.43)		479,795	1.40		1.40		1.40		0.12		159
(44.92)		66,057	2.27		2.27		2.27		(0.75)		–
(44.87)		269,662	2.14		2.14		2.14		(0.62)		–
(44.23)		79,436	1.08		1.08		1.08		0.43		–
(44.60)		4,148	1.77		1.77		1.77		(0.28)		–
(44.40)		1,232	1.43		1.43		1.43		0.08		–
(44.26)		151	1.16		1.16		1.16		0.37		–
(44.20)		21,827	1.01		1.01		1.01		0.51		–

32.15		821,428	1.44		1.44		1.44		–		102
31.01		104,908	2.29		2.29		2.29		(0.86)		–
31.22		415,688	2.16		2.16		2.16		(0.73)		–
32.60		83,905	1.11		1.11		1.11		0.31		–
25.74	(E)	452	1.85	(F)	1.85	(F)	1.85	(F)	(0.43	)(F)	–
26.11	(E)	14	1.47	(F)	1.47	(F)	1.47	(F)	(0.06	)(F)	–
26.48	(E)	136	1.22	(F)	1.22	(F)	1.22	(F)	0.03	(F)	–
32.75		158	1.02		1.02		1.02		0.44		–

20.21		241,238	1.66		1.60		1.60		(0.13)		113
19.48		29,169	2.54		2.35		2.35		(0.88)		–
19.35		97,678	2.37		2.33		2.33		(0.86)		–
5.04	(E)	3,316	1.46	(F)	0.80	(F)	0.80	(F)	0.45	(F)	–
20.74		119	1.20		1.15		1.15		0.39		–

29

The Hartford Capital Appreciation II Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. (E) Not annualized.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on December 22, 2006.
(H)	Commenced operations on August 31, 2006.

30

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,180.06	$7.60	$1,000.00	$1,017.82	$7.03	1.41%	181	365
Class B	$1,000.00	$1,175.42	$12.11	$1,000.00	$1,013.66	$11.21	2.24	181	365
Class C	$1,000.00	$1,176.33	$11.47	$1,000.00	$1,014.25	$10.62	2.13	181	365
Class I	$1,000.00	$1,182.03	$5.94	$1,000.00	$1,019.35	$5.50	1.10	181	365
Class R3	$1,000.00	$1,178.85	$9.19	$1,000.00	$1,016.36	$8.50	1.70	181	365
Class R4	$1,000.00	$1,180.21	$7.54	$1,000.00	$1,017.88	$6.97	1.39	181	365
Class R5	$1,000.00	$1,182.09	$5.96	$1,000.00	$1,019.33	$5.51	1.10	181	365
Class Y	$1,000.00	$1,183.40	$5.33	$1,000.00	$1,019.91	$4.93	0.98	181	365

34

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CAII11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Checks and Balances Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Investment Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
	6 Month†	1 Year	Since Inception
Checks and Balances A#	9.55%	12.32%	2.27%
Checks and Balances A##		6.14%	0.80%
Checks and Balances B#	9.15%	11.33%	1.46%
Checks and Balances B##		6.33%	0.72%
Checks and Balances C#	9.18%	11.52%	1.52%
Checks and Balances C##		10.52%	1.52%
Checks and Balances I#	9.80%	12.58%	2.51%
Checks and Balances R3#	9.43%	11.93%	2.07%
Checks and Balances R4#	9.68%	12.37%	2.28%
Checks and Balances R5#	9.80%	12.60%	2.48%
Barclays Capital U.S. Aggregate Bond
Index	0.02%	5.36%	6.41%
Russell 3000 Index	17.65%	18.35%	-0.19%
S&P 500 Index	16.35%	17.24%	-0.78%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 8/29/08. Class R3, R4 and R5 share performance prior to 8/29/08 reflects Class A share performance and operating expenses, adjusted to reflect the fact that Class R3, R4 and R5 have no sales charges.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President of HIFSCO,
Chairman of the HIFSCO Investment Oversight Committee

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 9.55%, before sales charge, for the six-month period ended April 30, 2011, versus 11.71% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 0.02% for the Barclays Capital U.S. Aggregate Bond Index, 16.35% for the S&P 500 Index, and 17.65% for the Russell 3000 Index.

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Dividend and Growth Fund. The return of The Hartford Total Return Bond Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordinvestor.com for the shareholder report of each Underlying Fund.

Composition by Investments
as of April 30, 2011
Percentage of Net
Fund Name	Assets
The Hartford Capital Appreciation Fund, Class Y	33.4%
The Hartford Dividend and Growth Fund, Class Y	33.3
The Hartford Total Return Bond Fund, Class Y	33.2
Other Assets and Liabilities	0.1
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 66.7%
17,804	The Hartford Capital Appreciation Fund, Class Y●		$705,397
33,596	The Hartford Dividend and Growth Fund, Class Y		703,492
	Total equity funds
	(cost $1,162,216)		$1,408,889

FIXED INCOME FUNDS - 33.2%
65,384	The Hartford Total Return Bond Fund, Class Y		$702,230
	Total fixed income funds
	(cost $672,300)		$702,230

	Total investments in affiliated investment companies
	(cost $1,834,516)		$2,111,119

	Total long-term investments
	(cost $1,834,516)		$2,111,119

	Total investments
	(cost $1,834,516) ▲	99.9%	$2,111,119
	Other assets and liabilities	0.1%	2,338
	Total net assets	100.0%	$2,113,457

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $1,895,034 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$276,603
Unrealized Depreciation	(60,518)
Net Unrealized Appreciation	$216,085

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$2,111,119	$2,111,119	$–	$–
Total	$2,111,119	$2,111,119	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,834,516)	$2,111,119
Receivables:
Investment securities sold	1,852
Fund shares sold	4,634
Dividends and interest	1,987
Other assets	127
Total assets	2,119,719
Liabilities:
Payables:
Investment securities purchased	2,008
Fund shares redeemed	3,784
Administrative fees	—
Distribution fees	125
Accrued expenses	345
Total liabilities	6,262
Net assets	$2,113,457
Summary of Net Assets:
Capital stock and paid-in-capital	$1,903,974
Accumulated undistributed net investment income	1,109
Accumulated net realized loss on investments	(68,229)
Unrealized appreciation of investments	276,603
Net assets	$2,113,457

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.03/$10.61
Shares outstanding	155,641
Net assets	$1,561,794
Class B: Net asset value per share	$9.99
Shares outstanding	14,609
Net assets	$146,012
Class C: Net asset value per share	$10.00
Shares outstanding	37,309
Net assets	$373,064
Class I: Net asset value per share	$10.04
Shares outstanding	2,390
Net assets	$23,998
Class R3: Net asset value per share	$10.02
Shares outstanding	757
Net assets	$7,579
Class R4: Net asset value per share	$10.03
Shares outstanding	89
Net assets	$895
Class R5: Net asset value per share	$10.04
Shares outstanding	11
Net assets	$115
The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$18,134
Total investment income	18,134

Expenses:
Administrative services fees	6
Transfer agent fees	1,165
Distribution fees
Class A	1,862
Class B	722
Class C	1,810
Class R3	13
Class R4	1
Custodian fees	—
Accounting services fees	121
Registration and filing fees	103
Board of Directors' fees	18
Audit fees	17
Other expenses	182
Total expenses (before waivers)	6,020
Expense waivers	—
Total waivers	—
Total expenses, net	6,020
Net Investment Income	12,114
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(5,350)
Net Realized Loss on Investments	(5,350)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	178,419
Net Changes in Unrealized Appreciation of Investments	178,419
Net Gain on Investments	173,069
Net Increase in Net Assets Resulting from Operations	$185,183

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$12,114	$23,262
Net realized loss on investments	(5,350)	(54,650)
Net unrealized appreciation of investments	178,419	236,958
Net Increase In Net Assets Resulting From Operations	185,183	205,570
Distributions to Shareholders:
From net investment income
Class A	(10,530)	(18,822)
Class B	(431)	(949)
Class C	(1,208)	(2,439)
Class I	(185)	(349)
Class R3	(28)	(13)
Class R4	(4)	(5)
Class R5	(1)	(2)
Total distributions	(12,387)	(22,579)
Capital Share Transactions:
Class A	5,119	225,311
Class B	(9,970)	(13,411)
Class C	(13,369)	22,167
Class I	827	(843)
Class R3	5,023	1,473
Class R4	613	102
Class R5	(10)	6
Net increase (decrease) from capital share transactions	(11,767)	234,805
Net Increase In Net Assets	161,029	417,796
Net Assets:
Beginning of period	1,952,428	1,534,632
End of period	$2,113,457	$1,952,428
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,109	$1,382

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

10

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed- delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$22,579	$26,491
Long-Term Capital Gains *	—	7,205

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,383
Accumulated Capital Losses *	(2,362)
Unrealized Appreciation †	37,666
Total Accumulated Earnings	$36,687

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,355
2018	1,007
Total	$2,362

12

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $7,058 and contingent deferred sales charges of $245 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $116. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	11
Class R5	11

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$237,469
Sales Proceeds Excluding U.S. Government Obligations	249,568

14

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	18,653	1,069	(19,162)	—	560	54,924	2,072	(31,396)	—	25,600
Amount	$179,756	$10,287	$(184,924)	$—	$5,119	$482,948	$18,258	$(275,895)	$—	$225,311
Class B
Shares	224	43	(1,304)	—	(1,037)	698	103	(2,337)	—	(1,536)
Amount	$2,158	$411	$(12,539)	$—	$(9,970)	$6,106	$903	$(20,420)	$—	$(13,411)
Class C
Shares	3,374	117	(4,886)	—	(1,395)	10,803	251	(8,541)	—	2,513
Amount	$32,467	$1,122	$(46,958)	$—	$(13,369)	$94,736	$2,208	$(74,777)	$—	$22,167
Class I
Shares	721	14	(654)	—	81	971	29	(1,102)	—	(102)
Amount	$7,016	$133	$(6,322)	$—	$827	$8,584	$255	$(9,682)	$—	$(843)
Class R3
Shares	887	3	(373)	—	517	200	1	(33)	—	168
Amount	$8,574	$28	$(3,579)	$—	$5,023	$1,753	$13	$(293)	$—	$1,473
Class R4
Shares	74	—	(11)	—	63	66	1	(55)	—	12
Amount	$713	$4	$(104)	$—	$613	$592	$5	$(495)	$—	$102
Class R5
Shares	—	—	(2)	—	(2)	1	—	—	—	1
Amount	$—	$1	$(11)	$—	$(10)	$10	$2	$(6)	$—	$6
Total
Shares	23,933	1,246	(26,392)	—	(1,213)	67,663	2,457	(43,464)	—	26,656
Amount	$230,684	$11,986	$(254,437)	$—	$(11,767)	$594,729	$21,644	$(381,568)	$—	$234,805

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	51	$493
For the Year Ended October 31, 2010	84	$742

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

16

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17

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$9.22	$0.07	$–	$0.81	$0.88	$(0.07)	$–	$–	$(0.07)	$0.81	$10.03
B	9.18	0.03	–	0.81	0.84	(0.03)	–	–	(0.03)	0.81	9.99
C	9.19	0.03	–	0.81	0.84	(0.03)	–	–	(0.03)	0.81	10.00
I	9.22	0.08	–	0.82	0.90	(0.08)	–	–	(0.08)	0.82	10.04
R3	9.21	0.05	–	0.82	0.87	(0.06)	–	–	(0.06)	0.81	10.02
R4	9.21	0.06	–	0.83	0.89	(0.07)	–	–	(0.07)	0.82	10.03
R5	9.22	0.08	–	0.82	0.90	(0.08)	–	–	(0.08)	0.82	10.04

For the Year Ended October 31, 2010 (G)
A	8.29	0.13	–	0.93	1.06	(0.13)	–	–	(0.13)	0.93	9.22
B	8.26	0.06	–	0.92	0.98	(0.06)	–	–	(0.06)	0.92	9.18
C	8.26	0.07	–	0.92	0.99	(0.06)	–	–	(0.06)	0.93	9.19
I	8.29	0.15	–	0.93	1.08	(0.15)	–	–	(0.15)	0.93	9.22
R3	8.29	0.10	–	0.92	1.02	(0.10)	–	–	(0.10)	0.92	9.21
R4	8.29	0.14	–	0.91	1.05	(0.13)	–	–	(0.13)	0.92	9.21
R5	8.29	0.16	–	0.92	1.08	(0.15)	–	–	(0.15)	0.93	9.22

For the Year Ended October 31, 2009
A	7.32	0.19	–	1.03	1.22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
B	7.29	0.13	–	1.04	1.17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
C	7.29	0.13	–	1.04	1.17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
I	7.32	0.21	–	1.03	1.24	(0.22)	(0.05)	–	(0.27)	0.97	8.29
R3	7.31	0.17	–	1.04	1.21	(0.18)	(0.05)	–	(0.23)	0.98	8.29
R4	7.32	0.19	–	1.03	1.22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
R5	7.32	0.21	–	1.03	1.24	(0.22)	(0.05)	–	(0.27)	0.97	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	–	(3.17)	(2.96)	(0.23)	–	–	(0.23)	(3.19)	7.32
B	10.49	0.15	–	(3.19)	(3.04)	(0.16)	–	–	(0.16)	(3.20)	7.29
C	10.49	0.15	–	(3.18)	(3.03)	(0.17)	–	–	(0.17)	(3.20)	7.29
I(H)	9.89	0.14	–	(2.57)	(2.43)	(0.14)	–	–	(0.14)	(2.57)	7.32
R3(I)	9.38	0.03	–	(2.06)	(2.03)	(0.04)	–	–	(0.04)	(2.07)	7.31
R4(I)	9.38	0.03	–	(2.05)	(2.02)	(0.04)	–	–	(0.04)	(2.06)	7.32
R5(I)	9.38	0.03	–	(2.04)	(2.01)	(0.05)	–	–	(0.05)	(2.06)	7.32

From (commencement of operations) May 31, 2007, through October 31, 2007
A(J)	10.00	0.05	–	0.51	0.56	(0.05)	–	–	(0.05)	0.51	10.51
B(J)	10.00	0.03	–	0.49	0.52	(0.03)	–	–	(0.03)	0.49	10.49
C(J)	10.00	0.03	–	0.49	0.52	(0.03)	–	–	(0.03)	0.49	10.49

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on February 29, 2008.
(I)	Commenced operations on August 29, 2008.
(J)	Commenced operations on May 31, 2007.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

9.55	%(E)	$1,561,794	0.40	%(F)	0.40	%(F)	0.40	%(F)	1.39	%(F)	12%
9.15	(E)	146,012	1.21	(F)	1.21	(F)	1.21	(F)	0.58	(F)	–
9.18	(E)	373,064	1.16	(F)	1.16	(F)	1.16	(F)	0.64	(F)	–
9.80	(E)	23,998	0.16	(F)	0.16	(F)	0.16	(F)	1.64	(F)	–
9.43	(E)	7,579	0.76	(F)	0.76	(F)	0.76	(F)	0.98	(F)	–
9.68	(E)	895	0.48	(F)	0.46	(F)	0.46	(F)	1.33	(F)	–
9.80	(E)	115	0.15	(F)	0.15	(F)	0.15	(F)	1.65	(F)	–

12.85		1,429,438	0.42		0.42		0.42		1.51		19
11.87		143,627	1.23		1.23		1.23		0.69		–
12.06		355,504	1.16		1.16		1.16		0.75		–
13.09		21,297	0.17		0.17		0.17		1.75		–
12.40		2,206	0.81		0.78		0.78		1.15		–
12.76		241	0.50		0.47		0.47		1.75		–
13.13		115	0.16		0.15		0.15		1.76		–

17.34		1,073,060	0.46		0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.23		1.68		–
16.56		298,931	1.22		1.22		1.22		1.76		–
17.68		19,988	0.20		0.20		0.20		2.61		–
17.18		598	0.87		0.78		0.78		1.46		–
17.30		112	0.49		0.48		0.48		2.48		–
17.65		98	0.17		0.17		0.17		2.84		–

(28.70)		649,297	0.42		0.41		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.23		1.22		–
(29.29)		211,502	1.17		1.17		1.17		1.26		–
(23.71	) (E)	8,293	0.16	(F)	0.16	(F)	0.16	(F)	2.09	(F)	–
(21.19	) (E)	80	0.81	(F)	0.80	(F)	0.80	(F)	1.93	(F)	–
(21.06	) (E)	79	0.51	(F)	0.50	(F)	0.50	(F)	2.23	(F)	–
(21.04	) (E)	79	0.21	(F)	0.21	(F)	0.21	(F)	2.52	(F)	–

5.56	(E)	172,572	0.43	(F)	0.43	(F)	0.43	(F)	1.77	(F)	–
5.24	(E)	19,750	1.26	(F)	1.25	(F)	1.25	(F)	0.96	(F)	–
5.23	(E)	55,105	1.18	(F)	1.18	(F)	1.18	(F)	1.02	(F)	–

19

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	October 31,2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,095.51	$2.10	$1,000.00	$1,022.79	$2.03	0.40%	181	365
Class B	$1,000.00	$1,091.47	$6.29	$1,000.00	$1,018.78	$6.07	1.21	181	365
Class C	$1,000.00	$1,091.76	$6.00	$1,000.00	$1,019.06	$5.79	1.16	181	365
Class I	$1,000.00	$1,097.96	$0.81	$1,000.00	$1,024.02	$0.78	0.16	181	365
Class R3	$1,000.00	$1,094.26	$3.94	$1,000.00	$1,021.03	$3.81	0.76	181	365
Class R4	$1,000.00	$1,096.78	$2.39	$1,000.00	$1,022.51	$2.31	0.46	181	365
Class R5	$1,000.00	$1,098.02	$0.77	$1,000.00	$1,024.06	$0.74	0.15	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CB11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Conservative Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

 The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Conservative Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks current income and  long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Conservative Allocation A#	7.63%	11.68%	4.77%	5.61%
Conservative Allocation A##		5.54%	3.59%	4.75%
Conservative Allocation B#	7.19%	10.77%	3.97%	4.85%
Conservative Allocation B##		5.77%	3.63%	4.85%
Conservative Allocation C#	7.24%	10.87%	4.02%	4.87%
Conservative Allocation C##		9.87%	4.02%	4.87%
Conservative Allocation I#	7.69%	11.88%	5.01%	5.78%
Conservative Allocation R3#	7.35%	11.22%	4.37%	5.32%
Conservative Allocation R4#	7.51%	11.54%	4.71%	5.56%
Conservative Allocation R5#	7.77%	11.96%	4.98%	5.76%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.48%
S&P 500 Index	16.35%	17.24%	2.95%	4.98%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 7.63%, before sales charges, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative Funds category, a group of funds with investment strategies similar to those of the Fund, was 6.01%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities—measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, because the stock / bond mix being relatively fixed at 40/60, we look to add value by strategically allocating within the stock and bond investment sub asset classes.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance.
Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation

3

were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching for inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, we believe the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

In this low yield environment, the Fund will continue to allocate to higher yielding fixed income asset classes such as emerging market debt.

Composition by Investments
as of April 30, 2011
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.4%
Powershares Emerging Markets Sovereign Debt Portfolio	1.6
SPDR Dow Jones International Real Estate	0.4
SPDR Dow Jones REIT	0.8
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	4.2
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Corporate Opportunities Fund, Class Y	7.3
The Hartford Disciplined Equity Fund, Class Y	1.5
The Hartford Dividend and Growth Fund, Class Y	2.7
The Hartford Equity Income Fund, Class Y	4.1
The Hartford Floating Rate Fund, Class Y	4.1
The Hartford Fundamental Growth Fund, Class Y	0.8
The Hartford Global Growth Fund, Class Y	0.7
The Hartford Global Research Fund, Class Y	2.1
The Hartford Growth Fund, Class Y	1.2
The Hartford High Yield Fund, Class Y	4.2
The Hartford Inflation Plus Fund, Class Y	16.3
The Hartford International Opportunities Fund, Class Y	1.5
The Hartford International Small Company Fund, Class Y	0.8
The Hartford International Value Fund, Class Y	1.2
The Hartford MidCap Fund, Class Y	2.4
The Hartford MidCap Value Fund, Class Y	1.7
The Hartford Money Market Fund, Class Y	1.5
The Hartford Short Duration Fund, Class Y	13.0
The Hartford Small Company Fund, Class Y	0.6
The Hartford Small/Mid Cap Equity Fund, Class Y	1.7
The Hartford SmallCap Growth Fund, Class Y	1.5
The Hartford Strategic Income Fund, Class Y	1.6
The Hartford Total Return Bond Fund, Class Y	10.3
The Hartford Value Fund, Class Y	4.5
The Hartford Value Opportunities Fund, Class Y	0.8
Vanguard Emerging Markets	1.7
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.0%
EQUITY FUNDS - 34.7%
292	The Hartford Capital Appreciation Fund, Class Y●	$11,586
122	The Hartford Capital Appreciation II Fund, Class Y●	1,907
301	The Hartford Disciplined Equity Fund, Class Y	4,320
356	The Hartford Dividend and Growth Fund, Class Y	7,445
816	The Hartford Equity Income Fund, Class Y .	11,389
181	The Hartford Fundamental Growth Fund, Class Y●	2,271
114	The Hartford Global Growth Fund, Class Y	2,030
541	The Hartford Global Research Fund, Class Y	5,903
160	The Hartford Growth Fund, Class Y●	3,213
254	The Hartford International Opportunities Fund, Class Y	4,214
147	The Hartford International Small Company Fund, Class Y	2,111
257	The Hartford International Value Fund, Class Y	3,428
254	The Hartford MidCap Fund, Class Y●	6,766
359	The Hartford MidCap Value Fund, Class Y	4,776
70	The Hartford Small Company Fund, Class Y●	1,718
392	The Hartford Small/Mid Cap Equity Fund, Class Y	4,600
111	The Hartford SmallCap Growth Fund, Class Y●	4,068
1,002	The Hartford Value Fund, Class Y	12,386
145	The Hartford Value Opportunities Fund, Class Y	2,152
	Total equity funds
	(cost $73,837)	$96,283

FIXED INCOME FUNDS - 58.3%
2,008	The Hartford Corporate Opportunities Fund, Class Y	$20,218
1,276	The Hartford Floating Rate Fund, Class Y	11,442
1,534	The Hartford High Yield Fund, Class Y	11,662
3,861	The Hartford Inflation Plus Fund, Class Y	45,366
4,266	The Hartford Money Market Fund, Class Y	4,266
3,649	The Hartford Short Duration Fund, Class Y	36,092
479	The Hartford Strategic Income Fund, Class Y	4,451
2,667	The Hartford Total Return Bond Fund, Class Y	28,646
	Total fixed income funds
	(cost $152,924)	$162,143

	Total investments in affiliated investment companies
	(cost $226,761)	$258,426

EXCHANGE TRADED FUNDS - 6.9%
211	Powershares DB Commodity Index Tracking Fund ●		$6,734
160	Powershares Emerging Markets Sovereign Debt Portfolio		4,281
26	SPDR Dow Jones International Real Estate		1,091
33	SPDR Dow Jones REIT		2,267
94	Vanguard Emerging Markets		4,748
	Total exchange traded funds
	(cost $15,185)		$19,121

	Total long-term investments
	(cost $241,946)		$277,547

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
20	State Street Bank Money Market Fund		$20

	Total short-term investments
	(cost $20)		$20

	Total investments
	(cost $241,966) ▲	99.9%	$277,567
	Other assets and liabilities	0.1%	353
	Total net assets	100.0%	$277,920

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $243,469 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,601
Unrealized Depreciation	(1,503)
Net Unrealized Appreciation	$34,098

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3

Assets:
Affiliated Investment Companies	$258,426	$258,426	$–	$–
Exchange Traded Funds	19,121	19,121	–	–
Short-Term Investments	20	20	–	–
Total	$277,567	$277,567	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $15,205)	$19,141
Investments in underlying affiliated funds, at market value (cost $226,761)	258,426
Receivables:
Investment securities sold	463
Fund shares sold	652
Dividends and interest	576
Other assets	69
Total assets	279,327
Liabilities:
Payables:
Investment securities purchased	446
Fund shares redeemed	900
Investment management fees	6
Administrative fees	—
Distribution fees	18
Accrued expenses	37
Total liabilities	1,407
Net assets	$277,920
Summary of Net Assets:
Capital stock and paid-in-capital	$261,660
Accumulated distribution in excess of net investment income	(676)
Accumulated net realized loss on investments	(18,665)
Unrealized appreciation of investments	35,601
Net assets	$277,920

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.19/$11.84
Shares outstanding	15,202
Net assets	$170,111
Class B: Net asset value per share	$11.19
Shares outstanding	2,104
Net assets	$23,537
Class C: Net asset value per share	$11.18
Shares outstanding	5,031
Net assets	$56,224
Class I: Net asset value per share	$11.17
Shares outstanding	120
Net assets	$1,338
Class R3: Net asset value per share	$11.22
Shares outstanding	507
Net assets	$5,686
Class R4: Net asset value per share	$11.17
Shares outstanding	1,284
Net assets	$14,349
Class R5: Net asset value per share	$11.19
Shares outstanding	597
Net assets	$6,675

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$234
Dividends from underlying affiliated funds	3,220
Total investment income	3,454

Expenses:
Investment management fees	200
Administrative services fees	18
Transfer agent fees	131
Distribution fees
Class A	206
Class B	117
Class C	267
Class R3	12
Class R4	17
Custodian fees	—
Accounting services fees	16
Registration and filing fees	49
Board of Directors' fees	3
Audit fees	5
Other expenses	19
Total expenses	1,060
Net Investment Income	2,394
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	1,143
Net realized gain on investments in underlying affiliated funds	6,072
Net realized gain on investments in securities	87
Net Realized Gain on Investments	7,302
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	9,826
Net Changes in Unrealized Appreciation of Investments	9,826
Net Gain on Investments	17,128
Net Increase in Net Assets Resulting from Operations	$19,522

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$2,394	$4,901
Net realized gain (loss) on investments	7,302	(5,092)
Net unrealized appreciation of investments	9,826	28,781
Net Increase In Net Assets Resulting From Operations	19,522	28,590

Distributions to Shareholders:
From net investment income
Class A	(2,435)	(3,350)
Class B	(248)	(347)
Class C	(580)	(737)
Class I	(16)	(15)
Class R3	(59)	(40)
Class R4	(191)	(210)
Class R5	(101)	(137)
Total distributions	(3,630)	(4,836)

Capital Share Transactions:
Class A	(3,028)	13,866
Class B	(1,541)	(3,091)
Class C	1	1,876
Class I	536	(239)
Class R3	2,034	2,464
Class R4	613	3,825
Class R5	190	666
Net increase (decrease) from capital share transactions	(1,195)	19,367
Net Increase In Net Assets	14,697	43,121

Net Assets:
Beginning of period	263,223	220,102
End of period	$277,920	$263,223
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(676)	$560

The accompanying notes are an integral part of these financial statements.

10

The Hartford Conservative Allocation Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

12

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed- delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$4,836	$5,115

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$560
Accumulated Capital Losses *	(24,464)
Unrealized Appreciation †	24,272
Total Accumulated Earnings	$368

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$659
2016	7,466
2017	11,433
2018	4,906
Total	$24,464

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit future utilization of capital losses.

14

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $486 and contingent deferred sales charges of $23 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $12. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10

16

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$49,137
Sales Proceeds Excluding U.S. Government Obligations	49,726

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,976	220	(2,474)	—	(278)	4,703	320	(3,630)	—	1,393
Amount	$21,281	$2,355	$(26,664)	$—	$(3,028)	$47,107	$3,200	$(36,441)	$—	$13,866
Class B
Shares	90	21	(254)	—	(143)	186	32	(526)	—	(308)
Amount	$965	$228	$(2,734)	$—	$(1,541)	$1,859	$319	$(5,269)	$—	$(3,091)
Class C
Shares	614	49	(665)	—	(2)	1,607	65	(1,481)	—	191
Amount	$6,633	$523	$(7,155)	$—	$1	$16,067	$651	$(14,842)	$—	$1,876
Class I
Shares	72	1	(23)	—	50	44	1	(70)	—	(25)
Amount	$780	$14	$(258)	$—	$536	$447	$12	$(698)	$—	$(239)
Class R3
Shares	224	6	(40)	—	190	342	4	(100)	—	246
Amount	$2,405	$59	$(430)	$—	$2,034	$3,437	$40	$(1,013)	$—	$2,464
Class R4
Shares	139	18	(100)	—	57	493	21	(132)	—	382
Amount	$1,502	$192	$(1,081)	$—	$613	$4,935	$210	$(1,320)	$—	$3,825
Class R5
Shares	504	9	(495)	—	18	128	14	(74)	—	68
Amount	$5,374	$101	$(5,285)	$—	$190	$1,276	$137	$(747)	$—	$666
Total
Shares	3,619	324	(4,051)	—	(108)	7,503	457	(6,013)	—	1,947
Amount	$38,940	$3,472	$(43,607)	$—	$(1,195)	$75,128	$4,569	$(60,330)	$—	$19,367

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	26	$277
For the Year Ended October 31, 2010	46	$461

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

17

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

18

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19

The Hartford Conservative Allocation Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$10.55	$0.11	$–	$0.69	$0.80	$(0.16)	$–	$–	$(0.16)	$0.64	$11.19
B	10.55	0.06	–	0.69	0.75	(0.11)	–	–	(0.11)	0.64	11.19
C	10.54	0.07	–	0.69	0.76	(0.12)	–	–	(0.12)	0.64	11.18
I	10.54	0.12	–	0.68	0.80	(0.17)	–	–	(0.17)	0.63	11.17
R3	10.59	0.09	–	0.68	0.77	(0.14)	–	–	(0.14)	0.63	11.22
R4	10.54	0.11	–	0.67	0.78	(0.15)	–	–	(0.15)	0.63	11.17
R5	10.55	0.12	–	0.69	0.81	(0.17)	–	–	(0.17)	0.64	11.19

For the Year Ended October 31, 2010
A	9.57	0.23	–	0.98	1.21	(0.23)	–	–	(0.23)	0.98	10.55
B	9.57	0.15	–	0.97	1.12	(0.14)	–	–	(0.14)	0.98	10.55
C	9.56	0.15	–	0.98	1.13	(0.15)	–	–	(0.15)	0.98	10.54
I	9.56	0.28	–	0.95	1.23	(0.25)	–	–	(0.25)	0.98	10.54
R3	9.61	0.18	–	1.00	1.18	(0.20)	–	–	(0.20)	0.98	10.59
R4	9.56	0.22	–	0.98	1.20	(0.22)	–	–	(0.22)	0.98	10.54
R5	9.57	0.25	–	0.98	1.23	(0.25)	–	–	(0.25)	0.98	10.55

For the Year Ended October 31, 2009 (G)
A	8.30	0.25	–	1.28	1.53	(0.26)	–	–	(0.26)	1.27	9.57
B	8.30	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.57
C	8.29	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.56
I	8.29	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.56
R3	8.28	0.17	–	1.32	1.49	(0.16)	–	–	(0.16)	1.33	9.61
R4	8.29	0.25	–	1.27	1.52	(0.25)	–	–	(0.25)	1.27	9.56
R5	8.30	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	–	(2.84)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.30
B	11.62	0.24	–	(2.82)	(2.58)	(0.34)	(0.40)	–	(0.74)	(3.32)	8.30
C	11.62	0.23	–	(2.81)	(2.58)	(0.35)	(0.40)	–	(0.75)	(3.33)	8.29
I	11.61	0.39	–	(2.86)	(2.47)	(0.45)	(0.40)	–	(0.85)	(3.32)	8.29
R3	11.61	0.32	–	(2.86)	(2.54)	(0.39)	(0.40)	–	(0.79)	(3.33)	8.28
R4	11.62	0.34	–	(2.85)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.29
R5	11.63	0.39	–	(2.87)	(2.48)	(0.45)	(0.40)	–	(0.85)	(3.33)	8.30

For the Year Ended October 31, 2007
A	11.16	0.33	–	0.81	1.14	(0.38)	(0.29)	–	(0.67)	0.47	11.63
B	11.16	0.25	–	0.80	1.05	(0.30)	(0.29)	–	(0.59)	0.46	11.62
C	11.15	0.25	–	0.81	1.06	(0.30)	(0.29)	–	(0.59)	0.47	11.62
I	11.16	0.38	–	0.78	1.16	(0.42)	(0.29)	–	(0.71)	0.45	11.61
R3(I)	10.95	0.16	–	0.70	0.86	(0.20)	–	–	(0.20)	0.66	11.61
R4(I)	10.95	0.20	–	0.70	0.90	(0.23)	–	–	(0.23)	0.67	11.62
R5(I)	10.95	0.24	–	0.68	0.92	(0.24)	–	–	(0.24)	0.68	11.63

For the Year Ended October 31, 2006
A	10.57	0.26	–	0.76	1.02	(0.31)	(0.12)	–	(0.43)	0.59	11.16
B	10.56	0.19	–	0.76	0.95	(0.23)	(0.12)	–	(0.35)	0.60	11.16
C	10.56	0.19	–	0.76	0.95	(0.24)	(0.12)	–	(0.36)	0.59	11.15
I(J)	10.94	0.07	–	0.22	0.29	(0.07)	–	–	(0.07)	0.22	11.16
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)
During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

7.63	%(E)	$170,111	0.57	%(F)	0.57	%(F)	0.57	%(F)	2.02	%(F)	18%
7.19	(E)	23,537	1.37	(F)	1.37	(F)	1.37	(F)	1.22	(F)	–
7.24	(E)	56,224	1.31	(F)	1.31	(F)	1.31	(F)	1.27	(F)	–
7.69	(E)	1,338	0.29	(F)	0.29	(F)	0.29	(F)	2.24	(F)	–
7.35	(E)	5,686	0.93	(F)	0.93	(F)	0.93	(F)	1.53	(F)	–
7.51	(E)	14,349	0.62	(F)	0.62	(F)	0.62	(F)	1.95	(F)	–
7.77	(E)	6,675	0.32	(F)	0.32	(F)	0.32	(F)	2.27	(F)	–

12.74		163,353	0.58		0.58		0.58		2.26		28
11.83		23,697	1.38		1.38		1.38		1.48		–
11.92		53,036	1.33		1.33		1.33		1.51		–
13.02		741	0.33		0.33		0.33		2.51		–
12.41		3,357	0.94		0.93		0.93		1.75		–
12.71		12,932	0.62		0.62		0.62		2.19		–
13.02		6,107	0.32		0.32		0.32		2.51		–

18.90		134,824	0.62		0.62		0.62		3.00		20	(H)
18.01		24,438	1.46		1.38		1.38		2.26		–
18.04		46,279	1.39		1.38		1.38		2.28		–
19.19		908	0.36		0.36		0.36		3.17		–
18.22		680	1.02		1.02		1.02		2.06		–
18.89		8,078	0.66		0.66		0.66		2.94		–
19.22		4,895	0.36		0.36		0.36		3.10		–

(22.99)		107,922	0.57		0.57		0.57		3.09		27
(23.55)		20,703	1.40		1.40		1.40		2.29		–
(23.57)		40,054	1.33		1.33		1.33		2.23		–
(22.73)		418	0.31		0.31		0.31		4.43		–
(23.28)		269	0.97		0.97		0.97		2.01		–
(23.01)		4,900	0.63		0.63		0.63		2.21		–
(22.81)		2,097	0.34		0.34		0.34		2.84		–

10.64		121,488	0.59		0.59		0.59		2.91		40
9.81		25,903	1.42		1.28		1.28		2.25		–
9.91		46,433	1.35		1.28		1.28		2.17		–
10.86		1,502	0.27		0.27		0.27		2.64		–
7.93	(E)	20	1.05	(F)	1.03	(F)	1.03	(F)	1.87	(F)	–
8.25	(E)	429	0.75	(F)	0.75	(F)	0.75	(F)	2.26	(F)	–
8.53	(E)	695	0.48	(F)	0.46	(F)	0.46	(F)	2.41	(F)	–

9.85		93,504	0.64		0.63		0.63		2.41		29
9.19		20,782	1.48		1.31		1.31		1.73		–
9.10		36,123	1.41		1.31		1.31		1.67		–
2.69	(E)	10	0.72	(F)	0.41	(F)	0.41	(F)	2.07	(F)	–

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

23

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,076.28	$2.96	$1,000.00	$1,021.94	$2.88	0.57%	181	365
Class B	$1,000.00	$1,071.95	$7.03	$1,000.00	$1,018.01	$6.85	1.37	181	365
Class C	$1,000.00	$1,072.38	$6.75	$1,000.00	$1,018.28	$6.58	1.31	181	365
Class I	$1,000.00	$1,076.92	$1.52	$1,000.00	$1,023.34	$1.48	0.29	181	365
Class R3	$1,000.00	$1,073.54	$4.78	$1,000.00	$1,020.19	$4.65	0.93	181	365
Class R4	$1,000.00	$1,075.15	$3.19	$1,000.00	$1,021.72	$3.11	0.62	181	365
Class R5	$1,000.00	$1,077.65	$1.65	$1,000.00	$1,023.21	$1.61	0.32	181	365

25

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CAL11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS
2011 Semi Annual Report
The Hartford Corporate Opportunities Fund*
*Prior to December 10, 2010, The Hartford Corporate Opportunities Fund was known as The Hartford Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Corporate Opportunities Fund
(formerly The Hartford Income Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Corporate Opportunities Fund inception 10/31/2002
(formerly The Hartford Income Fund)
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/02 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Corporate Opportunities A#	3.56%	8.00%	5.11%	5.35%
Corporate Opportunities A##		3.14%	4.14%	4.78%
Corporate Opportunities B#	3.18%	7.20%	4.33%	NA*
Corporate Opportunities B##		2.20%	4.00%	NA*
Corporate Opportunities C#	3.17%	7.20%	4.33%	4.60%
Corporate Opportunities C##		6.20%	4.33%	4.60%
Corporate Opportunities Y#	3.64%	8.29%	5.42%	4.91%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.13%
Barclays Capital U.S. Corporate Index	0.83%	7.36%	6.92%	6.22%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class Y shares commenced operations on 11/28/03. Accordingly, the "Since Inception" performance shown for Class Y is since that date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

The fund has changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital U.S. Corporate Index because the fund’s investment manager believes that the Barclays Capital U.S. Corporate Index better reflects the fund’s revised investment strategy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
James Serhant, CFA	Michael Gray, CFA	Ira Edelblum
Senior Vice President	Managing Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Corporate Opportunities Fund returned 3.56%, before sales charge, for the six -month period ended April 30, 2011. In comparison, the Fund’s benchmarks, the Barclays Capital U.S. Corporate Index returned 0.83%% and the Barclays Capital U.S. Aggregate Bond Index returned 0.02% while the average return of the Lipper BBB-Rated Corporate Debt category, a group of funds with investment strategies similar to those of the Fund, was 2.38%.

Why did the Fund perform this way?

The Fund’s investment objectives, strategy, and name were changed during the period. Effective December 10, 2010, the Fund’s mandate was transitioned from a multi-sector strategy to a corporate bond strategy. Consistent with this decision, the Fund’s name was changed from The Hartford Income Fund to The Hartford Corporate Opportunities Fund.

The impetus of the changes made to the Fund was to move from a multi-sector, income focused strategy to a more concise total return approach, focused around corporate debt securities. The change in strategy also is intended to broaden the appeal of the Fund to investors.

The Fund immediately began to transition to its revised strategy on the December 10th 2010 date. The transition was conducted over a period of approximately two months, and due to the intricacies involved, was completed in three phases.

Phase One consisted of the material reduction (or elimination) of non-corporate investments in the Fund (e.g. Mortgage Backed Securities, Treasury Inflation Protected Securities (TIPS)). Proceeds from these sales plus U.S. Treasury and cash balances were deployed across the Investment Grade Corporate and High Yield markets. These actions resulted in material changes to the Fund’s asset allocation and a corporate bond-intensive portfolio composition. In addition, the Fund’s duration and curve positioning were modified substantially to reflect its new competitive universe and benchmark. All of these actions were consistent with the Fund’s revised objectives and strategy. Phase One was substantially completed by December 31, 2010.

Phase Two consisted of further (moderate) reductions in non-corporate investments (e.g. Asset Backed Securities, Commercial Mortgage Backed Securities (CMBS), and U.S. Agencies). Sale proceeds continued to be deployed across the Investment Grade Corporate and High Yield markets, as well as in select Emerging Market opportunities. These actions resulted in the Fund achieving broad asset allocation and quality characteristics consistent with its revised objectives, strategy, and model portfolio. Phase Two was substantially completed by January 31, 2011.

Phase Three consisted of additional activity intended to optimize the Fund’s composition with respect to its industry, issuer, and security selection characteristics. These refinements were largely focused in the Investment Grade Corporate, High Yield, and Emerging Market sectors. The portfolio retained select investment exposure across several non-corporate sectors (e.g. CMBS) for return enhancement and diversification purposes. However, the Fund’s non-corporate exposure represented less than 10% of Fund assets by the end of the period. Again, these actions were consistent with the Fund’s revised objectives and strategy. Phase Three was substantially completed prior to month-end February 2011.

The Fund’s outperformance during the period was driven by effective investment strategy and portfolio construction that successfully leveraged Hartford Investment Management Company’s extensive fundamental credit platform, as well as the timely implementation of its revised strategy. In general terms, asset allocation (corporate-intensive, active High Yield allocation), sector positioning (concentrations in Financials and Basic Materials), and security selection within Investment Grade Corporates all contributed favorably to performance.

What is the outlook?

As we approach the end of the Federal Reserve’s Quantitative Easing program (QE2), we remain skeptical that its long term impact will contribute meaningfully to sustained economic expansion. However, we believe that the other unstated goal of QE2 of supporting asset prices has been fulfilled. In our view, small business confidence, employment conditions, and the financial health of the consumer will continue to be the dominant drivers of recovery and will dictate whether the path

3

from economic malaise to sustainable growth is uneven or becomes more “normal”.

Over the next few quarters, we see several factors that could lead to increased volatility across Interest Rate and Credit markets. First, as the White House and Congress grapple with the U.S.’ fiscal situation, the massive levels of fiscal stimulus provided at the Federal and State levels will likely continue to decline. Additionally, the sovereign credit crisis in Europe likely will add volatility to European rates and currencies; as a result, we remain negative on the Euro. Finally, inflation has been largely a developing economy story to-date; however, recent and ongoing moves by a number of Central Banks abroad to tighten monetary policy could begin to have a negative effect on the outlook for U.S. exports.

We believe that corporate credit quality continues to be healthy overall, largely supported by strong fundamentals. On balance these fundamentals warrant current, strong valuations. A significant (and increasing) portion of the Investment Grade Corporate market now appears fairly priced however. As a result, we may seek to take advantage of select opportunities to reduce and/or hedge certain credit exposures as appropriate.

Pockets of value still remain in the Investment Grade Corporate market. For example, we expect Financial spreads to continue to compress toward Industrial spreads over time. In addition, we believe select cyclical industries like Basic Materials, Energy, and Metals & Mining continue to offer value. Based on favorable fundamental and technical factors, we expect to maintain these active sector weights and investment themes in Investment Grade Corporates, while eschewing sectors where credit spreads are increasingly tight, such as high quality Industrials.

From a High Yield perspective, we anticipate the economy should be robust enough to support a low default rate for the next 12 months. This favorable trend has been aided by healthy capital markets that have enabled companies to refinance/extend debt maturity profiles. We remain wary of a potential acceleration in the rate of corporate re-leveraging and are focused on covenant protection and ratings upgrade candidates as a way to mitigate these risks. We are also increasingly focused on rising event risk, as merger and acquisition activity could be positive or negative for the Fund given its current positioning.

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	1.4%
Aa / AA	3.4
A	23.5
Baa / BBB	32.6
Ba / BB	15.0
B	12.1
Caa / CCC or Lower	6.1
Unrated	1.5
U.S. Government Securities	0.3
Cash	4.2
Other Assets & Liabilities	(0.1)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Security Type
as of April 30, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	5.1%
Corporate Bonds: Investment Grade	54.3
Corporate Bonds: Non-Investment Grade	31.4
Municipal Bonds	1.9
Preferred Stocks	1.1
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	2.9
U.S. Government Securities	0.0
Warrants	0.0
Short-Term Investments	3.4
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Advertising and Related Services	1.5%
Aerospace Product and Parts Manufacturing	0.2
Agencies, Brokerages, and Other Insurance	0.1
Agricultural Chemical Manufacturing	1.2
Agriculture, Construction, Mining and Machinery	0.8
Alumina and Aluminum Production and Processing	1.5
Apparel Knitting Mills	0.1
Auto Parts & Equipment	0.2
Automobile Manufacturers	0.5
Automotive Equipment Rental and Leasing	0.6
Automotive Parts, Accessories, and Tire Stores	0.2
Basic Chemical Manufacturing	1.1
Beverage Manufacturing	0.5
Building Material and Supplies Dealers	0.8
Cable and Other Program Distribution	1.0
Cable and Other Subscription Programming	1.4
Clothing Stores	0.4
Commercial Banking	1.0
Computer and Peripheral Equipment Manufacturing	0.1
Deep Sea, Coastal, Great Lakes Water Transportation	0.2
Department Stores	0.3
Depository Credit Banking	9.2
Diversified Banks	0.4
Electric Generation, Transmission and Distribution	2.6
Fishing	0.2
Fruit and Vegetable Preserving and Specialty Food	0.4
Full-Service Restaurants	0.6
Gambling Industries	0.3
General Freight Trucking	0.3
General Medical and Surgical Hospitals	0.3
General Obligations	1.7
Grocery and Related Product Wholesalers	0.2
Grocery Stores	0.5
Health and Personal Care Stores	1.3
Industrial Machinery and Equipment Rental and Leasing	0.5
Insurance Carriers	4.9
Interest Rate Option Contract	0.0
International Trade Financing (Foreign Banks)	1.5
Internet Service Providers and Web Search Portals	0.3
Iron and Steel Mills and Ferroalloy Manufacturing	1.6
Management of Companies and Enterprises	0.1
Metal Ore Mining	1.9
Miscellaneous Durable Goods Wholesalers	0.3
Monetary Authorities - Central Bank	1.0
Motion Picture and Video Industries	0.3
Motor Vehicle Manufacturing	1.0
Motor Vehicle Parts Manufacturing	0.1
Natural Gas Distribution	1.6
Newspaper, Periodical, Book and Database Publisher	1.8
Nondepository Credit Banking	9.1
Nonmetallic Mineral Mining and Quarrying	1.0
Oil and Gas Extraction	2.9
Other Amusement and Recreation Industries	0.4
Other Financial Investment Activities	3.5
Other Food Manufacturing	0.8
Other Heavy and Civil Engineering Construction	0.4
Other Miscellaneous Manufacturing	0.3
Other Motor Vehicle Dealers	0.4
Packaged Foods & Meats	0.0
Petroleum and Coal Products Manufacturing	2.3
Pharmaceutical and Medicine Manufacturing	0.2
Pipeline Transportation of Crude Oil	0.4
Pipeline Transportation of Natural Gas	2.1
Pulp, Paper, and Paperboard Mills	0.5
Radio and Television Broadcasting	0.3
Real Estate Credit (Mortgage Banking)	5.0
Scheduled Air Transportation	0.3
Securities and Commodity Contracts and Brokerage	9.9
Semiconductor, Electronic Component Manufacturing	0.5
Sporting Goods, Hobby and Musical Instrument Store	0.4
Support Activities For Mining	0.7
Telecommunications - Other	2.2
Telecommunications - Wired Carriers	0.5
Telecommunications - Wireless Carriers	1.0
Tobacco Manufacturing	1.1
Traveler Accommodation	0.9
Utilities - Water and Sewer	0.2
Wireless Communications Services	0.8
U.S. Government Securities	0.0
Short-Term Investments	3.4
Other Assets and Liabilities	(0.1)
Total	100.0%

5

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 5.1%
		Other Financial Investment Activities - 0.1%
		NCUA Guaranteed Notes
	$338	2.90%, 10/29/2020	$334
		Real Estate Credit (Mortgage Banking) - 5.0%
		Banc of America Commercial Mortgage, Inc.
	150	5.48%, 01/15/2049	155
	2,368	5.50%, 11/10/2039 ⌂►	45
	170	5.66%, 06/10/2049 Δ	183
	5,868	12.00%, 06/10/2039 ⌂►	25
		Banc of America Large Loan
	908	1.97%, 11/15/2015 ■Δ	867
		Citigroup Commercial Mortgage Trust
	350	5.70%, 12/10/2049 Δ	365
	465	5.82%, 12/10/2049 Δ	521
	335	5.89%, 12/10/2049 Δ	371
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	615	5.89%, 11/15/2044	681
		Commercial Mortgage Pass-Through Certificates
	1,839	5.30%, 07/10/2046 ■►	206
	4,198	5.50%, 03/10/2039 ⌂►	104
	1,995	8.25%, 10/01/2020 ■►	83
		Credit Suisse Mortgage Capital Certificates
	380	5.34%, 12/15/2039	391
		CW Capital Cobalt Ltd.
	335	5.48%, 04/15/2047	353
		Equity One ABS, Inc.
	3	2.71%, 07/25/2034 Δ	–
	23	5.46%, 12/25/2033	9
		GE Capital Commercial Mortgage Corp.
	49,008	6.35%, 11/10/2045 ⌂►	30
		GMAC Mortgage Servicer Advance Funding
	960	3.72%, 03/15/2023 ■	968
		Goldman Sachs Mortgage Securities Corp. II
	2,944	6.00%, 08/10/2020 ■►	279
		Greenwich Capital Commercial Funding Corp.
	387	0.00%, 11/05/2021 ⌂●	–
		JP Morgan Automotive Receivable Trust
	75	12.85%, 03/15/2012 ⌂†	10
		JP Morgan Chase Commercial Mortgage Securities Corp.
	1,497	0.54%, 02/15/2019 ■Δ	1,437
	230	5.32%, 12/15/2044 Δ	241
	625	5.34%, 05/15/2047	672
	625	5.42%, 01/15/2049	677
	200	5.44%, 06/12/2047 Δ	217
	270	5.46%, 01/15/2049 Δ	262
	992	6.00%, 09/15/2020 ■►	108
	1,626	9.00%, 01/15/2038 ⌂►	45
	1,000	10.00%, 10/15/2020 ■►	45
		LB-UBS Commercial Mortgage Trust
	15,351	5.26%, 06/15/2036 ⌂►	30
	650	5.43%, 02/15/2040	705
		Long Beach Asset Holdings Corp.
	45	0.00%, 04/25/2046 ■●	–
		Merrill Lynch Mortgage Trust
	780	5.83%, 06/12/2050 Δ	821
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	430	5.20%, 12/12/2049	441
	510	5.38%, 08/12/2048	544
	385	5.48%, 03/12/2051 Δ	411
		Nationstar Home Equity Loan Trust
	22	0.00%, 03/25/2037 ⌂●	–
		Renaissance Home Equity Loan Trust
	335	5.58%, 11/25/2036 Δ	249
	200	6.16%, 05/25/2036	30
		Wachovia Bank Commercial Mortgage Trust
	215	5.51%, 04/15/2047	228
	5,148	15.00%, 02/15/2041 ⌂►	105
		Wamu Commercial Mortgage Securities Trust
	1,220	6.14%, 03/23/2045 ■ΔΨ	803
			13,717
		Total asset & commercial mortgage backed securities
		(cost $14,114)	$14,051

CORPORATE BONDS: INVESTMENT GRADE - 54.3%
		Aerospace Product and Parts Manufacturing - 0.2%
		Meccanica Holdings USA, Inc.
	$682	6.25%, 07/15/2019 - 01/15/2040 ■	$685
			685
		Agricultural Chemical Manufacturing - 1.2%
		Incitec Pivot Finance LLC
	1,325	6.00%, 12/10/2019 ■	1,412
		Incitec Pivot Ltd.
	1,000	4.00%, 12/07/2015 ■	1,013
		Yara International ASA
	770	7.88%, 06/11/2019 ■	941
			3,366
		Agriculture, Construction, Mining and Machinery - 0.3%
		Ingersoll-Rand Global Holding Co.
	718	6.88%, 08/15/2018	844

		Alumina and Aluminum Production and Processing - 1.0%
		Alcoa, Inc.
	2,540	6.15%, 08/15/2020	2,735

		Basic Chemical Manufacturing - 1.1%
		Dow Chemical Co.
	1,335	4.25%, 11/15/2020	1,307
	1,315	8.55%, 05/15/2019	1,686
			2,993
		Beverage Manufacturing - 0.3%
		Anheuser-Busch InBev N.V.
	475	7.75%, 01/15/2019	595
BRL	400	9.75%, 11/17/2015	262
			857
		Cable and Other Program Distribution - 0.7%
		Rogers Cable, Inc.
	1,205	8.75%, 05/01/2032	1,551

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 54.3% - (continued)
	Cable and Other Program Distribution - 0.7% - (continued)
	TCI Communications, Inc.
$380	8.75%, 08/01/2015	$465
		2,016
	Cable and Other Subscription Programming - 1.1%
	DirecTV Holdings LLC
2,900	5.20%, 03/15/2020	3,043

	Commercial Banking - 1.0%
	Huntington Bancshares, Inc.
630	7.00%, 12/15/2020	705
	Rabobank Netherlands
569	11.00%, 06/30/2019 ■♠	743
	Santander Holdings USA
554	4.63%, 04/19/2016	572
	VTB Capital S.A.
700	6.55%, 10/13/2020 ■	711
		2,731
	Computer and Peripheral Equipment Manufacturing - 0.1%
	Seagate Technology International
214	10.00%, 05/01/2014 ■	251

	Depository Credit Banking - 8.1%
	Bank of America Corp.
1,000	4.50%, 04/01/2015	1,052
825	5.65%, 05/01/2018	879
4,020	5.75%, 12/01/2017	4,336
355	7.38%, 05/15/2014	405
	Citigroup, Inc.
5,486	4.59%, 12/15/2015	5,806
477	6.38%, 08/12/2014	533
380	8.13%, 07/15/2039	489
3,562	8.50%, 05/22/2019 ‡	4,438
	Fifth Third Bank
1,909	3.63%, 01/25/2016	1,937
	Keycorp
1,295	3.75%, 08/13/2015	1,329
	NBD Bancorp, Inc.
960	8.25%, 11/01/2024	1,199
		22,403
	Electric Generation, Transmission and Distribution - 0.5%
	E.CL S.A.
600	5.63%, 01/15/2021 ■	608
	PSEG Power LLC
770	5.50%, 12/01/2015	845
		1,453
	Grocery Stores - 0.5%
	Ahold Lease USA, Inc.
1,067	8.62%, 01/02/2025	1,248

	Health and Personal Care Stores - 1.3%
	CVS Corp.
2,968	8.35%, 07/10/2031 ■	3,602

	Insurance Carriers - 4.5%
	American International Group, Inc.
341	3.65%, 01/15/2014	349
4,000	5.45%, 05/18/2017	4,198
	CNA Financial Corp.
1,011	5.75%, 08/15/2021	1,060
	Guardian Life Insurance Co.
409	7.38%, 09/30/2039 ■	484
	Massachusetts Mutual Life Insurance Co.
897	8.88%, 06/01/2039 ■	1,250
	Nationwide Mutual Insurance Co.
800	9.38%, 08/15/2039 ■	1,006
	Ohio National Financial Services, Inc.
893	6.38%, 04/30/2020 ■	951
	Prudential Financial, Inc.
2,589	6.20%, 01/15/2015 - 11/15/2040	2,873
		12,171
	International Trade Financing (Foreign Banks) - 1.5%
	Banco de Credito del Peru/Panama
1,500	4.75%, 03/16/2016 ■	1,455
	Corpoacion Andina De Fomento
515	3.75%, 01/15/2016	522
90	8.13%, 06/04/2019	109
	Royal Bank of Scotland plc
1,880	3.95%, 09/21/2015	1,915
		4,001
	Iron and Steel Mills and Ferroalloy Manufacturing - 1.6%
	ArcelorMittal
800	5.50%, 03/01/2021	811
600	7.00%, 10/15/2039	628
690	9.00%, 02/15/2015	830
1,600	9.85%, 06/01/2019	2,061
		4,330
	Management of Companies and Enterprises - 0.1%
	Votorantim Participacoes
200	6.75%, 04/05/2021 ■	213

	Metal Ore Mining - 1.4%
	Cliff's Natural Resources, Inc.
270	4.80%, 10/01/2020	275
2,375	5.90%, 03/15/2020	2,603
	Rio Tinto Finance USA Ltd.
265	9.00%, 05/01/2019	353
	Teck Resources Ltd.
455	10.75%, 05/15/2019	582
		3,813
	Monetary Authorities - Central Bank - 1.0%
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 ■♠	83
	Lloyds Banking Group plc
2,085	4.38%, 01/12/2015 ■	2,156
	Santander U.S. Debt S.A.
600	3.72%, 01/20/2015 ■	600
		2,839
	Natural Gas Distribution - 0.6%
	Sempra Energy
560	6.50%, 06/01/2016	645
588	9.80%, 02/15/2019	786
	Williams Partners L.P.
270	4.13%, 11/15/2020	263
		1,694

The accompanying notes are an integral part of these financial statements.

7

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 54.3% - (continued)
	Newspaper, Periodical, Book and Database Publisher - 0.7%
	News America Holdings, Inc.
$1,500	7.70%, 10/30/2025	$1,823

	Nondepository Credit Banking - 2.4%
	BankBoston Capital Trust
600	1.06%, 06/15/2027 Δ	480
	General Electric Capital Corp.
773	4.38%, 09/16/2020	763
4,850	5.63%, 05/01/2018	5,313
		6,556
	Nonmetallic Mineral Mining and Quarrying - 0.8%
	Anglo American Capital plc
732	9.38%, 04/08/2014 ■	885
	Vale Overseas Ltd.
1,200	6.25%, 01/23/2017	1,357
		2,242
	Oil and Gas Extraction - 0.8%
	Nabors Industries, Inc.
150	5.00%, 09/15/2020	152
537	9.25%, 01/15/2019	690
	Pemex Project Funding Master Trust
405	6.63%, 06/15/2035	411
	Petrobras International Finance Co.
770	6.88%, 01/20/2040	810
		2,063
	Other Financial Investment Activities - 2.3%
	Asciano Finance
848	5.00%, 04/07/2018 ■	863
	Asciano Finance Ltd.
502	3.13%, 09/23/2015 ■	491
	Myriad International Holdings B.V.
600	6.38%, 07/28/2017 ■	642
	State Street Corp.
1,500	4.96%, 03/15/2018	1,575
	ZFS Finance USA Trust I
2,682	6.50%, 05/09/2037 ■Δ	2,776
		6,347
	Other Food Manufacturing - 0.8%
	Kraft Foods, Inc.
1,000	6.13%, 08/23/2018	1,134
1,000	6.50%, 11/01/2031	1,119
		2,253
	Other Miscellaneous Manufacturing - 0.2%
	Tyco Electronics Group S.A.
439	6.55%, 10/01/2017	513

	Other Motor Vehicle Dealers - 0.4%
	Harley-Davidson Financial Services, Inc.
1,220	3.88%, 03/15/2016 ■	1,230

	Petroleum and Coal Products Manufacturing - 2.0%
	Marathon Petroleum Corp.
1,000	5.13%, 03/01/2021 ■	1,033
1,100	6.50%, 03/01/2041 ■	1,155
	Valero Energy Corp.
950	6.13%, 02/01/2020	1,053
650	9.38%, 03/15/2019	844
1,000	10.50%, 03/15/2039	1,453
		5,538
	Pipeline Transportation of Crude Oil - 0.4%
	Plains All American Pipeline L.P.
985	5.00%, 02/01/2021	1,011

	Pipeline Transportation of Natural Gas - 1.6%
	Enterprise Products Operating L.P.
1,430	5.95%, 02/01/2041	1,434
	Kinder Morgan Energy Partners L.P.
2,000	6.55%, 09/15/2040	2,142
	TransCanada Pipelines Ltd.
580	7.25%, 08/15/2038	704
		4,280
	Securities and Commodity Contracts and Brokerage - 9.7%
	Goldman Sachs Group, Inc.
710	3.63%, 02/07/2016	715
2,970	5.38%, 03/15/2020	3,089
2,272	6.25%, 02/01/2041	2,331
	Jefferies Group, Inc.
494	8.50%, 07/15/2019	592
	JP Morgan Chase Capital II
210	0.80%, 02/01/2027 Δ	179
	JP Morgan Chase Capital XXV
3,267	6.80%, 10/01/2037	3,361
	Macquarie Bank Ltd.
1,500	6.63%, 04/07/2021 ■	1,553
	Merrill Lynch & Co., Inc.
3,925	6.05%, 05/16/2016	4,223
	Morgan Stanley
6,750	3.80%, 04/29/2016	6,774
1,975	6.25%, 08/28/2017	2,183
	UBS AG Stamford CT
1,500	5.88%, 07/15/2016 ╦	1,649
		26,649
	Support Activities For Mining - 0.7%
	Rowan Cos., Inc.
1,506	7.88%, 08/01/2019	1,817

	Telecommunications - Other - 1.4%
	Telecom Italia Capital
779	7.18%, 06/18/2019	878
307	7.72%, 06/04/2038	331
	Telefonica Emisiones SAU
2,000	3.99%, 02/16/2016	2,040
355	5.13%, 04/27/2020	361
	Telemar Norte Leste S.A.
315	5.50%, 10/23/2020 ■	307
		3,917
	Telecommunications - Wireless Carriers - 0.3%
	Qwest Corp.
465	7.20%, 11/10/2026	469
470	7.25%, 10/15/2035	476
		945

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 54.3% - (continued)
	Tobacco Manufacturing - 1.1%
	Altria Group, Inc.
$2,075	10.20%, 02/06/2039	$3,038

	Wireless Communications Services - 0.6%
	Cellco Partnership - Verizon Wireless Capital
477	8.50%, 11/15/2018	619
	Rogers Communications, Inc.
931	7.50%, 03/15/2015	1,105
		1,724
	Total corporate bonds: investment grade
	(cost $142,099)	$149,234

CORPORATE BONDS: NON-INVESTMENT GRADE - 31.4%
	Advertising and Related Services - 1.5%
	Affinion Group, Inc.
$2,984	11.50%, 10/15/2015	$3,103
997	11.63%, 11/15/2015 ■	1,017
		4,120
	Agencies, Brokerages, and Other Insurance - 0.1%
	Hub International Holdings, Inc.
144	9.00%, 12/15/2014 ■	150

	Agriculture, Construction, Mining and Machinery - 0.5%
	Case New Holland, Inc.
1,244	7.88%, 12/01/2017 ■	1,390

	Alumina and Aluminum Production and Processing - 0.5%
	Novelis, Inc.
1,179	8.38%, 12/15/2017	1,303

	Apparel Knitting Mills - 0.1%
	Quiksilver, Inc.
345	6.88%, 04/15/2015	340

	Automotive Equipment Rental and Leasing - 0.6%
	Avis Budget Car Rental LLC
1,473	9.63%, 03/15/2018	1,635

	Automotive Parts, Accessories, and Tire Stores - 0.2%
	Uncle Acquisition Corp.
583	8.63%, 02/15/2019 ■	620

	Beverage Manufacturing - 0.2%
	Constellation Brands, Inc.
504	8.38%, 12/15/2014	573

	Building Material and Supplies Dealers - 0.8%
	Owens Corning, Inc.
2,000	6.50%, 12/01/2016	2,199

	Cable and Other Subscription Programming - 0.3%
	Cequel Communication LLC
659	8.63%, 11/15/2017 ■	707

	Clothing Stores - 0.4%
	Gap, Inc.
995	5.95%, 04/12/2021	1,006

	Deep Sea, Coastal, Great Lakes Water Transportation - 0.2%
	NCL Corp., Ltd.
404	11.75%, 11/15/2016	474

	Department Stores - 0.3%
	Sears Holdings Corp.
980	6.63%, 10/15/2018 ■	959

	Depository Credit Banking - 1.1%
	Fifth Third Capital Trust IV
3,000	6.50%, 04/15/2037 Δ	2,940

	Electric Generation, Transmission and Distribution - 2.1%
	AES Corp.
1,230	9.75%, 04/15/2016	1,424
	AES El Salvador Trust
3,010	6.75%, 02/01/2016 §	3,020
	NRG Energy, Inc.
1,330	8.50%, 06/15/2019	1,416
		5,860
	Fishing - 0.2%
	American Seafood Group LLC
490	10.75%, 05/15/2016 ■	529

	Fruit and Vegetable Preserving and Specialty Food - 0.4%
	Smithfield Foods, Inc.
930	10.00%, 07/15/2014	1,102

	Full-Service Restaurants - 0.6%
	Arcos Dorados S.A.
305	7.50%, 10/01/2019 ■	333
	Landry's Restaurants, Inc.
1,360	11.63%, 12/01/2015	1,472
		1,805
	Gambling Industries - 0.3%
	Citycenter Holdings LLC
340	10.75%, 01/15/2017 ■	348
	FireKeepers Development Authority
486	13.88%, 05/01/2015 ■	572
		920
	General Freight Trucking - 0.3%
	Swift Transportation Co., Inc.
673	12.50%, 05/15/2017 ■	723

	General Medical and Surgical Hospitals - 0.3%
	HCA, Inc.
1,097	7.50%, 11/15/2095	901

	Grocery and Related Product Wholesalers - 0.2%
	U.S. Foodservice, Inc.
593	10.25%, 06/30/2015 ■	627

	Industrial Machinery and Equipment Rental and Leasing - 0.5%
	International Lease Finance Corp.
967	8.88%, 09/01/2017	1,102
The accompanying notes are an integral part of these financial statements.

9

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 31.4% - (continued)
	Industrial Machinery and Equipment Rental and Leasing - 0.5% - (continued)
	Maxim Crane Works L.P.
$358	12.25%, 04/15/2015 ■	$372
		1,474
	Insurance Carriers - 0.4%
	Liberty Mutual Group, Inc.
871	10.75%, 06/15/2058 ■	1,185

	Internet Service Providers and Web Search Portals - 0.3%
	GXS Worldwide, Inc.
788	9.75%, 06/15/2015	806

	Miscellaneous Durable Goods Wholesalers - 0.3%
	Spectrum Brands, Inc.
685	12.00%, 08/28/2019	767

	Motion Picture and Video Industries - 0.3%
	NAI Entertainment Holdings LLC
804	8.25%, 12/15/2017 ■	868

	Motor Vehicle Manufacturing - 0.3%
	Ford Motor Co.
325	7.50%, 08/01/2026	350
310	9.22%, 09/15/2021	367
		717
	Motor Vehicle Parts Manufacturing - 0.1%
	TRW Automotive, Inc.
134	3.50%, 12/01/2015 ۞■	275

	Natural Gas Distribution - 1.0%
	Williams Cos., Inc.
2,000	8.75%, 03/15/2032	2,629

	Newspaper, Periodical, Book and Database Publisher - 1.1%
	Knight Ridder, Inc.
1,645	6.88%, 03/15/2029	1,086
	McClatchy Co.
1,054	11.50%, 02/15/2017	1,151
	TL Acquisitions, Inc.
738	13.25%, 07/15/2015 ■	779
		3,016
	Nondepository Credit Banking - 6.7%
	Ally Financial, Inc.
574	7.50%, 09/15/2020 ■	626
	American Express Credit Corp.
2,250	6.80%, 09/01/2066	2,351
	CIT Group, Inc.
3,475	7.00%, 05/01/2017	3,503
	Discover Financial Services, Inc.
2,250	10.25%, 07/15/2019	2,974
	Ford Motor Credit Co.
775	6.63%, 08/15/2017	853
226	12.00%, 05/15/2015	289
	Provident Funding Associates L.P.
382	10.13%, 02/15/2019 ■	399
903	10.25%, 04/15/2017 ■	1,007
	SLM Corp.
2,000	5.00%, 04/15/2015	2,053
2,440	6.25%, 01/25/2016	2,587
	Springleaf Finance Corp.
1,787	6.90%, 12/15/2017	1,675
		18,317
	Nonmetallic Mineral Mining and Quarrying - 0.2%
	FMG Resources Pty Ltd.
542	7.00%, 11/01/2015 ■	572

	Oil and Gas Extraction - 2.1%
	Anadarko Petroleum Corp.
3,525	6.38%, 09/15/2017	3,981
	Chesapeake Energy Corp.
894	6.88%, 08/15/2018	977
222	9.50%, 02/15/2015	267
	EV Energy Partners Finance
588	8.00%, 04/15/2019 ■	607
		5,832
	Other Amusement and Recreation Industries - 0.4%
	Clubcorp Club Operations, Inc.
1,143	10.00%, 12/01/2018 ■	1,169

	Other Financial Investment Activities - 0.4%
	Offshore Group Investments Ltd.
1,094	11.50%, 08/01/2015	1,221

	Other Heavy and Civil Engineering Construction - 0.4%
	Odebrecht Finance Ltd.
1,000	7.00%, 04/21/2020 §	1,090

	Other Miscellaneous Manufacturing - 0.1%
	Reynolds Group Issuer, Inc.
331	7.13%, 04/15/2019 ■	345

	Petroleum and Coal Products Manufacturing - 0.3%
	Drummond Co., Inc.
390	7.38%, 02/15/2016	404
	Tesoro Corp.
333	9.75%, 06/01/2019	379
		783
	Pharmaceutical and Medicine Manufacturing - 0.2%
	Valeant Pharmaceuticals International
471	7.00%, 10/01/2020 ■	463

	Pipeline Transportation of Natural Gas - 0.5%
	Dynegy Holdings, Inc.
857	7.75%, 06/01/2019	669
	El Paso Corp.
639	7.00%, 06/15/2017	709
	Tennessee Gas Pipeline Co.
100	8.38%, 06/15/2032	126
		1,504
	Pulp, Paper, and Paperboard Mills - 0.5%
	Mercer International, Inc.
1,159	9.50%, 12/01/2017 ■	1,272

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 31.4% - (continued)
	Radio and Television Broadcasting - 0.3%
	XM Satellite Radio, Inc.
$659	13.00%, 08/01/2013 ■	$782

	Securities and Commodity Contracts and Brokerage - 0.2%
	Penson Worldwide, Inc.
536	12.50%, 05/15/2017 ■	561

	Semiconductor, Electronic Component Manufacturing - 0.5%
	Magnachip Semiconductor
1,121	10.50%, 04/15/2018	1,264

	Telecommunications - Other - 0.8%
	Avaya, Inc.
209	10.13%, 11/01/2015	216
	Level 3 Financing, Inc.
873	10.00%, 02/01/2018	943
	MTS International Funding Ltd.
105	8.63%, 06/22/2020 ■	120
	Sprint Capital Corp.
618	8.75%, 03/15/2032	677
	Wind Acquisition Finance S.A.
265	11.75%, 07/15/2017 ■	308
		2,264
	Telecommunications - Wired Carriers - 0.5%
	Videotron Ltee
263	9.13%, 04/15/2018	294
	Windstream Corp.
1,035	7.75%, 10/01/2021 ■	1,094
		1,388
	Telecommunications - Wireless Carriers - 0.7%
	Clearwire Corp.
825	12.00%, 12/01/2015 ■	897
	Trilogy International Partners LLC
923	10.25%, 08/15/2016 ■	960
		1,857
	Traveler Accommodation - 0.9%
	Marina District Finance Co., Inc.
615	9.50%, 10/15/2015 ■	659
	MGM Mirage, Inc.
1,213	11.13%, 11/15/2017	1,410
	MGM Resorts International
348	11.38%, 03/01/2018	397
		2,466
	Wireless Communications Services - 0.2%
	Citizens Communications Co.
475	7.88%, 01/15/2027	458

	Total corporate bonds: non-investment grade
	(cost $82,012)	$86,228

MUNICIPAL BONDS - 1.9%
	General Obligations - 1.7%
	Illinois (State of)
$4,500	4.96%, 03/01/2016	$4,651
	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
445	6.00%, 11/01/2040	455
	Total municipal bonds
	(cost $4,944)	$5,106

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 2.9%
	Cable and Other Program Distribution - 0.3%
	WideOpenWest Finance LLC, Second Lien Term Loan
$802	6.47%, 06/29/2015 ±	$776

	Metal Ore Mining - 0.5%
	Alpha Natural Resources, Inc.
1,355	5.25%, 01/28/2012 ⌂◊☼	1,355

	Motor Vehicle Manufacturing - 0.7%
	General Motors Co.
2,085	0.75%, 10/27/2015 ±☼	1,901

	Other Financial Investment Activities - 0.7%
	BNY Convergex Group LLC, 2nd Lien Eze
	Borrower Term Loan
173	8.75%, 12/17/2017 ±	178
	BNY Convergex Group LLC, 2nd Lien Top
	Borrower Term Loan
412	8.75%, 12/17/2017 ±	423
	Nuveen Investments, Inc., Second Lien Term Loan
1,135	12.50%, 07/31/2015 ±	1,212
		1,813
	Scheduled Air Transportation - 0.3%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
861	4.21%, 11/29/2013 ±⌂	784

	Sporting Goods, Hobby and Musical Instrument Store - 0.4%
	Easton-Bell Sports, Inc.
1,215	11.50%, 12/31/2015 ±⌂	1,215

	Total senior floating rate interests: non-investment grade
	(cost $7,900)	$7,844

U.S. GOVERNMENT SECURITIES - 0.0%
	U.S. Treasury Securities - 0.0%
	U.S. Treasury Bonds - 0.0%
$98	4.75%, 02/15/2041	$103

	Total U.S. government securities
	(cost $103)	$103

The accompanying notes are an integral part of these financial statements.

11

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Interest Rate Option Contract - 0.0%
	Europe Senior Financials
4,443	Expiration: 06/16/2011, Exercise Rate:
	1.70% Ø		$13
4,443	Expiration: 06/16/2011, Exercise Rate:
	1.80% Ø		8
			21
	Total put options purchased
	(cost $83)		$21

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 1.1%
	Auto Parts & Equipment - 0.2%
3	Dana Holding Corp., 4.00% ۞■		$485

	Automobile Manufacturers - 0.5%
29	General Motors Co., 4.75% ۞		1,439

	Diversified Banks - 0.4%
1	US Bancorp, 7.19%		1,011

	Total preferred stocks
	(cost $2,767)		$2,935

WARRANTS - 0.0%
	Packaged Foods & Meats - 0.0%
–	ASG Consolidated LLC ⌂		$30

	Total warrants
	(cost $9)		$30

	Total long-term investments
	(cost $254,031)		$265,552

SHORT-TERM INVESTMENTS - 3.4%
	Investment Pools and Funds - 0.0%
	JP Morgan U.S. Government Money
59	Market Fund		$59

	Repurchase Agreements - 3.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,686,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $1,720)
$1,686	0.02%, 4/29/2011		$1,686
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $3,290,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $3,355)
3,290	0.02%, 4/29/2011		3,290
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $2,033,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $2,074)
2,033	0.03%, 4/29/2011		2,033
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $1,626, collateralized by U.S.
	Treasury Note 2.63%, 2020, value of
	$1,658)
1,626	0.03%, 4/29/2011		1,626
			8,635
	U.S. Treasury Bills - 0.3%
600	0.06%, 7/28/2011□○Θ		600

	Total short-term investments
	(cost $9,294)		$9,294

	Total investments
	(cost $263,325) ▲	100.1%	$274,846
	Other assets and liabilities	(0.1)%	(181)
	Total net assets	100.0%	$274,665

The accompanying notes are an integral part of these financial statements.

12

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.6% of total net assets at April 30, 2011.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $263,521 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,155
Unrealized Depreciation	(1,830)
Net Unrealized Appreciation	$11,325

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $10, which rounds to zero percent of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $57,673, which represents 21.00% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $4,110, which represents 1.50% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $3,332.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL ─ Brazilian Real

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
2 Year U.S. Treasury Note	83	Long	06/30/2011	$18,187	$18,094	$93
5 Year U.S. Treasury Note	200	Short	06/30/2011	23,694	23,451	(243)
10 Year U.S. Treasury Note	112	Short	06/21/2011	13,568	13,391	(177)
U.S. Long Bond	40	Long	06/21/2011	4,895	4,829	66
U.S. Ultra Long Bond	161	Long	06/21/2011	20,266	19,731	535
						$274

*	The number of contracts does not omit 000's.

Θ	At April 30, 2011, these securities were designated to cover written call options in the table below:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Credit Default Swaption
CDX.NA.IG.15	Interest Rate	0.70%	05/19/2011	10,920,000	$1	$10	$9

*	The number of contracts does not omit 000's.

Ø	Securities valued at $15 collateralized the written put options in the table below.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Europe Senior Financials	Interest Rate	2.00%	06/16/2011	8,886,914	$9	$49	$40
Europe Senior Financials	Interest Rate	2.10%	06/16/2011	8,886,914	6	52	46
					$15	$101	$86

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	$1,355	Alpha Natural Resources, Inc., 5.25%, 01/28/2012	$1,349
04/2010 - 07/2010	–	ASG Consolidated LLC Warrants - 144A	9
03/2004	$2,368	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 - 144A	40
07/2004	$5,868	Banc of America Commercial Mortgage, Inc., 12.00%, 06/10/2039 - 144A	19
03/2004	$4,198	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	99
11/2010 - 02/2011	$1,215	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	1,220
12/2005	$49,008	GE Capital Commercial Mortgage Corp., 6.35%, 11/10/2045 - 144A	12
05/2007	$387	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	376
03/2007	$75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 - 08/2006	$1,626	JP Morgan Chase Commercial Mortgage Securities Corp., 9.00%, 01/15/2038 - 144A	42
04/2005 - 10/2007	$15,351	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	1
01/2011	$861	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.21%, 11/29/2013	768
04/2007	$22	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	22
02/2004	$5,148	Wachovia Bank Commercial Mortgage Trust, 15.00%, 02/15/2041 - 144A	90

The aggregate value of these securities at April 30, 2011, was $3,778, which represents 1.38% of total net assets.

The accompanying notes are an integral part of these financial statements.

14

Credit Default Swap Contracts Outstanding at April 30, 2011

				(Pay)/Receive Fixed				Unrealized
		Notional	Buy/Sell	Rate / Implied	Expiration		Market	Appreciation/
Reference Entity	Counterparty	Amount (a)	Protection	Credit Spread (b)	Date	Cost	Value ╪	(Depreciation)
Ally Financial, Inc.	JP Morgan Securities	$1,110	Sell	1.00% / 0.7872%	06/20/11	$–	$(1)	$(1)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement The percentage shown is the implied credit spread on April 30, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$14,051	$–	$13,199	$852
Corporate Bonds: Investment Grade	149,234	–	147,986	1,248
Corporate Bonds: Non-Investment Grade	86,228	–	86,228	–
Municipal Bonds	5,106	–	5,106	–
Preferred Stocks	2,935	1,440	1,495	–
Put Options Purchased	21	8	13	–
Senior Floating Rate Interests: Non-Investment Grade	7,844	–	7,844	–
U.S. Government Securities	103	103	–	–
Warrants	30	30	–	–
Short-Term Investments	9,294	59	9,235	–
Total	$274,846	$1,640	$271,106	$2,100
Futures *	694	694	–	–
Written Options *	95	46	49	–
Total	$789	$740	$49	$–
Liabilities:
Credit Default Swaps *	1	–	1	–
Futures *	420	420	–	–
Total	$421	$420	$1	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Asset & Commercial Mortgage Backed Securities	$3,265	$(298)	$265	†	$6	$—	$(1,443)	$—	$(943)	$852
Common Stocks	—	—	—		—	—	—	—	—	—
Corporate Bonds	1,913	4	21	‡	(1)	—	(162)	—	(527)	1,248
Options Purchased	—	(35)	35		—	—	—	—	—	—
Total	$5,178	$(329)	$321		$5	$—	$(1,605)	$—	$(1,470)	$2,100

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $211.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $26.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $263,325)	$274,846
Cash	155
Foreign currency on deposit with custodian (cost $27)	29
Receivables:
Investment securities sold	522
Fund shares sold	185
Dividends and interest	4,167
Variation margin	85
Other assets	89
Total assets	280,078
Liabilities:
Unrealized depreciation on swap contracts	1
Payables:
Investment securities purchased	4,794
Fund shares redeemed	429
Investment management fees	21
Dividends	39
Distribution fees	8
Variation margin	48
Accrued expenses	35
Written options (proceeds $111)	16
Other liabilities	22
Total liabilities	5,413
Net assets	$274,665
Summary of Net Assets:
Capital stock and paid-in-capital	$294,611
Accumulated undistributed net investment income	87
Accumulated net realized loss on investments and foreign currency transactions	(31,924)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	11,891
Net assets	$274,665

Shares authorized	300,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.09/$10.57
Shares outstanding	11,787
Net assets	$118,947
Class B: Net asset value per share	$10.09
Shares outstanding	828
Net assets	$8,348
Class C: Net asset value per share	$10.11
Shares outstanding	2,206
Net assets	$22,307
Class Y: Net asset value per share	$10.07
Shares outstanding	12,415
Net assets	$125,063

The accompanying notes are an integral part of these financial statements.

17

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$65
Interest	8,021
Total investment income	8,086

Expenses:
Investment management fees	814
Transfer agent fees	137
Distribution fees
Class A	156
Class B	45
Class C	119
Custodian fees	4
Accounting services fees	27
Registration and filing fees	41
Board of Directors' fees	3
Audit fees	5
Other expenses	26
Total expenses (before waivers)	1,377
Expense waivers	(74)
Total waivers	(74)
Total expenses, net	1,303
Net Investment Income	6,783
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	4,574
Net realized loss on futures	(727)
Net realized gain on written options	58
Net realized loss on swap contracts	(22)
Net realized loss on foreign currency contracts	(149)
Net realized gain on other foreign currency transactions	4
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,738
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,052)
Net unrealized appreciation of futures	143
Net unrealized appreciation of written options	52
Net unrealized depreciation of swap contracts	(1)
Net unrealized appreciation of foreign currency contracts	32
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(822)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,916
Net Increase in Net Assets Resulting from Operations	$9,699

The accompanying notes are an integral part of these financial statements.

18

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$6,783	$11,383
Net realized gain on investments, other financial instruments and foreign currency transactions	3,738	10,538
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(822)	3,952
Net Increase In Net Assets Resulting From Operations	9,699	25,873
Distributions to Shareholders:
From net investment income
Class A	(3,018)	(4,881)
Class B	(183)	(324)
Class C	(487)	(806)
Class Y	(3,571)	(5,990)
Total distributions	(7,259)	(12,001)
Capital Share Transactions:
Class A	(20,420)	21,153
Class B	(1,725)	(840)
Class C	(4,642)	2,357
Class Y	(23,358)	31,107
Net increase (decrease) from capital share transactions	(50,145)	53,777
Net Increase (Decrease) In Net Assets	(47,705)	67,649
Net Assets:
Beginning of period	322,370	254,721
End of period	$274,665	$322,370
Accumulated undistributed (distribution in excess of) net investment income (loss)	$87	$563

The accompanying notes are an integral part of these financial statements.

19

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Corporate Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

20

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of

21

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

22

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

23

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States

24

Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are

25

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of April 30, 2011. Transactions involving written options contracts during the six-month period ended April 30, 2011, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2011:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	10,920,000	10
Expired	—	—
Closed	—	—
Exercised	—	—
End of Period	10,920,000	$10

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	105	$73
Written	33,948,012	109
Expired	(16,174,184)	(8)
Closed	(105)	(73)
Exercised	—	—
End of Period	17,773,828	$101

*	The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market- linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility

26

that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2011.

27

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$21	$—	$—	$—	$—	$—	$21
Variation margin receivable *	85	—	—	—	—	—	85
Total	$106	$—	$—	$—	$—	$—	$106

Liabilities:
Unrealized depreciation on swap contracts	$—	$—	$1	$—	$—	$—	$1
Variation margin payable *	48	—	—	—	—	—	48
Written options, market value	16	—	—	—	—	—	16
Total	$32	$—	$1	$—	$—	$—	$65
*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $274 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on investments in purchased options	$(273)	$—	$—	$—	$—	$—	$(273)
Net realized loss on futures	(727)	—	—	—	—	—	(727)
Net realized gain on written options	58	—	—	—	—	—	58
Net realized loss on swap contracts	—	—	(22)	—	—	—	(22)
Net realized loss on foreign currency contracts	—	(149)	—	—	—	—	(149)
Total	$(942)	$(149)	$(22)	$—	$—	$—	$(1,113)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(62)	$16	$—	$—	$—	$—	$(46)
Net change in unrealized appreciation of futures	143	—	—	—	—	—	143
Net change in unrealized appreciation of written options	52	—	—	—	—	—	52
Net change in unrealized depreciation of swap contracts	—	—	(1)	—	—	—	(1)
Net change in unrealized appreciation of foreign currency contracts	—	32	—	—	—	—	32
Total	$133	$48	$(1)	$—	$—	$—	$180

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less

28

credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.  As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

29

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$12,003	$12,921

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$615
Accumulated Capital Losses *	(35,326)
Unrealized Appreciation †	12,377
Total Accumulated Deficit	$(22,334)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,086
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,086)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$7,768
2017	27,558
Total	$35,326

As of October 31, 2010, the Fund utilized $9,629 of prior year capital loss carryforwards.

30

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
0.95%	1.70%	1.70%	0.65%

31

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $237 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$288,111
Sales Proceeds Excluding U.S. Government Obligations	298,500
Cost of Purchases for U.S. Government Obligations	128,172
Sales Proceeds for U.S. Government Obligations	165,994

32

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	From	(Decrease) of	Shares	Reinvested	Shares	From	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,076	292	(3,442)	—	(2,074)	5,531	469	(3,826)	—	2,174
Amount	$10,644	$2,896	$(33,960)	$—	$(20,420)	$53,797	$4,570	$(37,214)	$—	$21,153
Class B
Shares	29	16	(220)	—	(175)	189	28	(304)	—	(87)
Amount	$289	$159	$(2,173)	$—	$(1,725)	$1,841	$276	$(2,957)	$—	$(840)
Class C
Shares	139	39	(649)	—	(471)	952	60	(767)	—	245
Amount	$1,373	$388	$(6,403)	$—	$(4,642)	$9,252	$587	$(7,482)	$—	$2,357
Class Y
Shares	904	362	(3,619)	—	(2,353)	5,285	614	(2,645)	—	3,254
Amount	$8,947	$3,588	$(35,893)	$—	$(23,358)	$51,007	$5,976	$(25,876)	$—	$31,107
Total
Shares	2,148	709	(7,930)	—	(5,073)	11,957	1,171	(7,542)	—	5,586
Amount	$21,253	$7,031	$(78,429)	$—	$(50,145)	$115,897	$11,409	$(73,529)	$—	$53,777

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	19	$189
For the Year Ended October 31, 2010	59	$574

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

33

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

34

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35

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$9.98	$0.22	$–	$0.13	$0.35	$(0.24)	$–	$–	$(0.24)	$0.11	$10.09
B	9.98	0.19	–	0.12	0.31	(0.20)	–	–	(0.20)	0.11	10.09
C	10.00	0.19	–	0.12	0.31	(0.20)	–	–	(0.20)	0.11	10.11
Y	9.97	0.24	–	0.12	0.36	(0.26)	–	–	(0.26)	0.10	10.07

For the Year Ended October 31, 2010
A	9.54	0.37	–	0.45	0.82	(0.38)	–	–	(0.38)	0.44	9.98
B	9.53	0.29	–	0.47	0.76	(0.31)	–	–	(0.31)	0.45	9.98
C	9.55	0.30	–	0.46	0.76	(0.31)	–	–	(0.31)	0.45	10.00
Y	9.52	0.40	–	0.47	0.87	(0.42)	–	–	(0.42)	0.45	9.97

For the Year Ended October 31, 2009
A	8.28	0.48	–	1.27	1.75	(0.49)	–	–	(0.49)	1.26	9.54
B	8.28	0.42	–	1.26	1.68	(0.43)	–	–	(0.43)	1.25	9.53
C	8.30	0.42	–	1.25	1.67	(0.42)	–	–	(0.42)	1.25	9.55
Y	8.27	0.51	–	1.25	1.76	(0.51)	–	–	(0.51)	1.25	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	–	(1.87)	(1.33)	(0.53)	–	–	(0.53)	(1.86)	8.28
B	10.14	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.28
C	10.16	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.30
Y	10.12	0.57	–	(1.86)	(1.29)	(0.56)	–	–	(0.56)	(1.85)	8.27

For the Year Ended October 31, 2007
A	10.33	0.57	–	(0.19)	0.38	(0.57)	–	–	(0.57)	(0.19)	10.14
B	10.33	0.50	–	(0.20)	0.30	(0.49)	–	–	(0.49)	(0.19)	10.14
C	10.35	0.50	–	(0.19)	0.31	(0.50)	–	–	(0.50)	(0.19)	10.16
Y	10.32	0.60	–	(0.20)	0.40	(0.60)	–	–	(0.60)	(0.20)	10.12

For the Year Ended October 31, 2006
A	10.24	0.54	–	0.08	0.62	(0.53)	–	–	(0.53)	0.09	10.33
B	10.24	0.46	–	0.08	0.54	(0.45)	–	–	(0.45)	0.09	10.33
C	10.26	0.46	–	0.08	0.54	(0.45)	–	–	(0.45)	0.09	10.35
Y	10.24	0.56	–	0.08	0.64	(0.56)	–	–	(0.56)	0.08	10.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.

36

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

3.56	%(D)	$118,947	1.05	%(E)	0.95	%(E)	0.95	%(E)	4.51	%(E)	143%
3.18	(D)	8,348	1.88	(E)	1.70	(E)	1.70	(E)	3.76	(E)	–
3.17	(D)	22,307	1.73	(E)	1.70	(E)	1.70	(E)	3.76	(E)	–
3.64	(D)	125,063	0.62	(E)	0.62	(E)	0.62	(E)	4.85	(E)	–

8.82		138,388	1.04		1.00		1.00		3.75		210
8.13		10,007	1.87		1.75		1.75		3.02		–
8.14		26,778	1.72		1.72		1.72		3.03		–
9.37		147,197	0.62		0.62		0.62		4.13		–

21.83		111,456	1.08		0.95		0.95		5.46		178
20.85		10,389	1.96		1.67		1.67		4.74		–
20.76		23,237	1.76		1.70		1.70		4.66		–
22.07		109,639	0.64		0.64		0.64		5.88		–

(13.71)		81,569	1.02		0.95		0.95		5.53		177
(14.36)		7,779	1.91		1.70		1.70		4.79		–
(14.34)		13,007	1.76		1.70		1.70		4.79		–
(13.37)		139,935	0.63		0.63		0.63		5.85		–

3.77		98,047	1.08		0.95		0.95		5.72		147
3.00		9,837	1.95		1.70		1.70		4.92		–
3.01		14,263	1.82		1.70		1.70		4.92		–
3.97		213,417	0.68		0.68		0.68		5.95		–

6.24		37,168	1.21		0.95		0.95		5.35		175
5.45		7,224	2.06		1.70		1.70		4.60		–
5.44		8,101	1.96		1.70		1.70		4.61		–
6.41		60,690	0.78		0.70		0.70		5.63		–

37

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

38

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

39

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Directors and Officers (Unaudited) – (continued)

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,035.62	$4.80	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class B	$1,000.00	$1,031.81	$8.56	$1,000.00	$1,016.36	$8.50	1.70	181	365
Class C	$1,000.00	$1,031.74	$8.56	$1,000.00	$1,016.36	$8.50	1.70	181	365
Class Y	$1,000.00	$1,036.37	$3.15	$1,000.00	$1,021.70	$3.12	0.62	181	365

41

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-CO11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Disciplined Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Disciplined Equity Fund inception 04/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Disciplined Equity A#	17.10%	19.75%	2.52%	1.89%
Disciplined Equity A##		13.16%	1.37%	1.31%
Disciplined Equity B#	16.68%	18.89%	1.88%	NA*
Disciplined Equity B##		13.89%	1.51%	NA*
Disciplined Equity C#	16.74%	18.91%	1.76%	1.16%
Disciplined Equity C##		17.91%	1.76%	1.16%
Disciplined Equity R3#	17.01%	19.62%	2.39%	2.09%
Disciplined Equity R4#	17.25%	19.90%	2.61%	2.21%
Disciplined Equity R5#	17.36%	20.29%	2.91%	2.35%
Disciplined Equity Y#	17.36%	20.33%	3.00%	2.40%
S&P 500 Index	16.35%	17.24%	2.95%	2.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Manager
Mammen Chally, CFA
Vice President

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 17.10%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the S&P 500, which returned 16.35% for the same period. The Fund also outperformed the 15.32% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, strong corporate earnings, and a continued accommodative Fed policy.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+16.4%), mid caps (+23.3%), and small caps (+23.7%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period all ten sectors within the S&P 500 Index posted positive returns, led by Energy (+36%), Industrials (+22%), and Materials (+19%); Utilities (+7%) was the only sector that did not record a double-digit positive return.

The Fund benefited from strong stock selection in the Information Technology, Health Care, and Consumer Discretionary sectors. This was offset by unfavorable stock selection in the Utilities and Financials sectors. Sector positioning, a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process, detracted from relative returns (i.e. performance of the Fund as measured against the benchmark) during the period primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Energy and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to both Utilities and Information Technology. The Fund’s performance benefitted from the use of selected call and put options on names held in the Fund.

The largest contributors to relative performance were Regeneron Pharmaceuticals (Health Care), Vertex Pharmaceuticals (Health Care), and Abercrombie & Fitch (Consumer Discretionary). Regeneron Pharmaceuticals, a biotechnology company, reported favorable results from a study on its key pipeline drug for second-line treatment of metastatic colorectal cancer. Shares of U.S. biotechnology company Vertex Pharmaceuticals rose after the company reported that its cystic fibrosis drug VX-770 performed well in a study. A FDA panel also unanimously voted for approval of the company’s hepatitis C drug, Telapravir. Casual apparel specialty retailer Abercrombie & Fitch’s shares rose as the teen sector saw positive sales driven by strong traffic levels, continued promotions, and increased consumer spending at upper merchandise levels. Our positions in Occidental Petroleum (Energy), Apple (Information Technology), and Exxon Mobil (Energy) were other top contributors to absolute (i.e. total return) performance.

The largest detractors from performance relative to the benchmark were Entergy (Utilities), Exxon Mobil (Energy), and Goldman Sachs (Financials). Investors became concerned that Entergy, an electric utility company with both regulated and deregulated businesses, would post lower earnings in 2011 due to hedges that reduced prices to customers. Shares fell sharply after earthquake damage and radiation leaks in Japan increased obstacles for relicensing the company’s Indian Point nuclear plant, which serves New York City. Shares of Exxon Mobil rose as the company reported strong earnings on solid upstream volumes and better-than-expected profitability per barrel; our underweight position in the benchmark component detracted from relative performance. Goldman Sachs’ shares came under pressure as investors continued to discount the potential impact of financial industry regulation on revenues and profits. Other top detractors from absolute performance included Google (Information Technology), Cisco Systems (Information Technology), and Abbott Laboratories (Health Care).

What is the outlook?

Government spending and inventories accounted for roughly two thirds of the U.S. economy’s growth over the past four quarters. Going forward, we believe that private sector demand will contribute more to growth, primarily spurred by an improving job market. We also see fiscal policy providing additional stimulus to the economy next year as evidenced by the recent tax package which was passed by Congress.

3

We believe the labor market should improve more in 2011 than it did in 2010, providing an important boost to wage and salary income across the economy and supporting consumer spending. The pace of layoffs has slowed with unemployment claims edging decidedly lower; the number of job openings has picked up; and even small businesses are planning to add workers. The pace of job growth likely will be sufficient to push the unemployment rate down, albeit at a gradual pace. Additionally, we see a recovering economy with solid corporate profit growth (and lots of cash on the balance sheet) slated to bring accelerating capital spending in 2011. Improving business confidence, an easier credit environment, the recently legislated 100% depreciation allowance for capital goods purchases in 2012, and a likelihood of significant pent up demand should all add to this positive story.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of what we view as the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Information Technology, Health Care, and Utilities sectors, and most underweight Energy, Telecommunication Services, and Consumer Staples relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.8%
Banks (Financials)	4.8
Capital Goods (Industrials)	11.7
Consumer Services (Consumer Discretionary)	0.8
Diversified Financials (Financials)	7.5
Energy (Energy)	9.6
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	6.7
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	2.5
Materials (Materials)	2.7
Media (Consumer Discretionary)	0.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.9
Retailing (Consumer Discretionary)	7.2
Semiconductors & Semiconductor Equipment (Information Technology)	1.5
Software & Services (Information Technology)	14.2
Technology Hardware & Equipment (Information Technology)	5.4
Utilities (Utilities)	5.0
Short-Term Investments	0.5
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Disciplined Equity Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.2%
	Automobiles & Components - 2.8%
97	Ford Motor Co. ●Θ	$1,493
32	General Motors Co. ●	1,030
20	Johnson Controls, Inc.	828
16	TRW Automotive Holdings Corp. ●	890
		4,241
	Banks - 4.8%
43	BB&T Corp.	1,168
36	PNC Financial Services Group, Inc.	2,257
133	Wells Fargo & Co.	3,863
		7,288
	Capital Goods - 11.7%
24	3M Co.	2,362
26	AMETEK, Inc.	1,197
11	Caterpillar, Inc.	1,316
20	Cooper Industries plc Class A	1,286
36	Dover Corp.	2,463
18	Illinois Tool Works, Inc.	1,075
31	Northrop Grumman Corp.	1,966
13	Parker-Hannifin Corp.	1,207
10	TransDigm Group, Inc. ●	811
30	United Technologies Corp.	2,669
10	W.W. Grainger, Inc.	1,501
		17,853
	Consumer Services - 0.8%
16	McDonald's Corp.	1,262

	Diversified Financials - 7.5%
20	Ameriprise Financial, Inc.	1,241
213	Bank of America Corp.	2,612
4	BlackRock, Inc.	803
14	Goldman Sachs Group, Inc.	2,075
53	JP Morgan Chase & Co.	2,398
22	Nasdaq OMX Group, Inc. ●	596
19	NYSE Euronext	774
56	SLM Corp. ●	923
		11,422
	Energy - 9.6%
22	Anadarko Petroleum Corp.	1,768
35	Chesapeake Energy Corp.	1,189
16	Chevron Corp.	1,729
46	Exxon Mobil Corp.	4,004
28	Marathon Oil Corp.	1,497
26	Occidental Petroleum Corp.	2,914
31	Ultra Petroleum Corp. ●	1,549
		14,650
	Food & Staples Retailing - 1.2%
14	Sysco Corp.	417
33	Walgreen Co.	1,401
		1,818
	Food, Beverage & Tobacco - 6.7%
91	Altria Group, Inc.	2,429
35	Constellation Brands, Inc. Class A ●	775
18	Dr. Pepper Snapple Group	694
12	Lorillard, Inc.	1,310
28	PepsiCo, Inc.	1,929
44	Philip Morris International, Inc.	3,062
		10,199
	Health Care Equipment & Services - 4.3%
23	Covidien plc	1,286
19	McKesson Corp.	1,586
21	St. Jude Medical, Inc.	1,128
52	UnitedHealth Group, Inc.	2,545
		6,545
	Household & Personal Products - 0.5%
12	Kimberly-Clark Corp.	773

	Insurance - 2.5%
28	Allied World Assurance Holdings Ltd.	1,818
60	Genworth Financial, Inc. ●	732
47	Unum Group	1,231
		3,781
	Materials - 2.7%
6	CF Industries Holdings, Inc.	906
35	Dow Chemical Co.	1,414
20	Freeport-McMoRan Copper & Gold, Inc.	1,095
12	Newmont Mining Corp. Θ	692
		4,107
	Media - 0.9%
51	CBS Corp. Class B	1,279

	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
23	Agilent Technologies, Inc. ●	1,138
34	Amgen, Inc. ●	1,919
22	Celgene Corp. ●	1,278
41	Forest Laboratories, Inc. ●	1,346
27	Gilead Sciences, Inc. ●	1,041
35	Merck & Co., Inc.	1,249
70	Pfizer, Inc.	1,476
16	Regeneron Pharmaceuticals, Inc. ●	797
23	Salix Pharmaceuticals Ltd. ●	907
14	Thermo Fisher Scientific, Inc. ●	852
11	Vertex Pharmaceuticals, Inc. ●	612
11	Waters Corp. ●	1,091
23	Watson Pharmaceuticals, Inc. ●	1,408
		15,114
	Retailing - 7.2%
13	Abercrombie & Fitch Co. Class A	892
9	Amazon.com, Inc. ●	1,808
19	Guess?, Inc.	813
27	Kohl's Corp.	1,425
52	Lowe's Co., Inc.	1,354
4	Netflix, Inc. ●	828
2	Priceline.com, Inc. ●	1,203
11	Ross Stores, Inc.	774
35	TJX Cos., Inc.	1,866
		10,963
	Semiconductors & Semiconductor Equipment - 1.5%
20	Skyworks Solutions, Inc. ●	623
48	Texas Instruments, Inc.	1,720
		2,343
	Software & Services - 14.2%
42	Accenture plc	2,417
28	BMC Software, Inc. ●	1,386
62	eBay, Inc. ●	2,126
12	Factset Research Systems, Inc.	1,291
4	Google, Inc. ●	1,948

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.2% - (continued)
	Software & Services - 14.2% - (continued)
18	IBM Corp.		$3,096
104	Oracle Corp.		3,745
27	Solera Holdings, Inc.		1,485
17	Teradata Corp. ●		973
46	VeriSign, Inc.		1,689
65	Western Union Co.		1,390
			21,546
	Technology Hardware & Equipment - 5.4%
13	Apple, Inc. ●		4,408
74	EMC Corp. ●		2,097
13	Juniper Networks, Inc. ●		513
21	Qualcomm, Inc.		1,194
			8,212
	Utilities - 5.0%
21	Entergy Corp.		1,471
16	NextEra Energy, Inc.		894
30	Northeast Utilities		1,065
36	PG&E Corp.		1,636
24	UGI Corp.		809
72	Xcel Energy, Inc.		1,749
			7,624
	Total common stocks
	(cost $114,447)		$151,020

	Total long-term investments
	(cost $114,447)		$151,020

SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $147,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $149)
$147	0.04%, 4/29/2011		$147
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $330, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $337)
330	0.05%, 4/29/2011		330
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $342,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $349)
342	0.04%, 4/29/2011		342
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $2)
2	0.02%, 4/29/2011		2
			821
	Total short-term investments
	(cost $821)		$821

	Total investments
	(cost $115,268) ▲	99.7%	$151,841
	Other assets and liabilities	0.3%	443
	Total net assets	100.0%	$152,284

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $115,557 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,597
Unrealized Depreciation	(1,313)
Net Unrealized Appreciation	$36,284

●	Currently non-income producing.

Θ	At April 30, 2011, these securities were designated to cover written call options in the table below:

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Ford Motor Co.	Equity	$16.00	05/23/2011	98	$2	$3	$1
Newmont Mining Corp.	Equity	$62.50	05/23/2011	25	1	1	–
					$3	$4	$1

*	The number of contracts does not omit 000's.

Cash of $91 collateralized the written put options in the table below. At April 30, 2011, the maximum delivery oblgation of the written put options is   $636.

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
CF Industries Holdings, Inc.	Equity	$115.00	05/23/2011	11	$–	$1	$1
Freeport-McMoRan Copper & Gold, Inc.	Equity	$47.50	05/23/2011	27	1	3	2
Occidental Petroleum Corp.	Equity	$90.00	05/23/2011	15	–	2	2
Skyworks Solutions, Inc.	Equity	$25.00	05/23/2011	48	–	4	4
TRW Automotive, Inc.	Equity	$45.00	05/23/2011	28	–	2	2
					$1	$12	$11

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$151,020	$151,020	$–	$–
Short-Term Investments	821	–	821	–
Total	$151,841	$151,020	$821	$–
Written Options *	12	12	–	–
Total	$12	$12	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $115,268)	$151,841
Cash	157	*
Receivables:
Investment securities sold	1,099
Fund shares sold	84
Dividends and interest	94
Other assets	71
Total assets	153,346
Liabilities:
Payables:
Investment securities purchased	811
Fund shares redeemed	157
Investment management fees	16
Administrative fees	—
Distribution fees	5
Accrued expenses	69
Written options (proceeds $16)	4
Total liabilities	1,062
Net assets	$152,284
Summary of Net Assets:
Capital stock and paid-in-capital	$172,023
Accumulated undistributed net investment income	209
Accumulated net realized loss on investments	(56,533)
Unrealized appreciation of investments	36,585
Net assets	$152,284

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.91/$14.72
Shares outstanding	6,508
Net assets	$90,553
Class B: Net asset value per share	$13.20
Shares outstanding	409
Net assets	$5,391
Class C: Net asset value per share	$13.16
Shares outstanding	930
Net assets	$12,239
Class R3: Net asset value per share	$14.23
Shares outstanding	10
Net assets	$142
Class R4: Net asset value per share	$14.23
Shares outstanding	9
Net assets	$132
Class R5: Net asset value per share	$14.33
Shares outstanding	9
Net assets	$123
Class Y: Net asset value per share	$14.34
Shares outstanding	3,048
Net assets	$43,704

* Cash of $91 was designated to cover open put options written at April 30, 2011.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,396
Interest	1
Total investment income	1,397

Expenses:
Investment management fees	556
Administrative services fees	—
Transfer agent fees	174
Distribution fees
Class A	107
Class B	28
Class C	59
Class R3	—
Class R4	—
Custodian fees	6
Accounting services fees	12
Registration and filing fees	45
Board of Directors' fees	2
Audit fees	5
Other expenses	23
Total expenses (before waivers and fees paid indirectly)	1,017
Expense waivers	(42)
Transfer agent fee waivers	(23)
Commission recapture	—
Total waivers and fees paid indirectly	(65)
Total expenses, net	952
Net Investment Income	445
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	5,561
Net realized gain on futures	123
Net realized gain on written options	94
Net Realized Gain on Investments and Other Financial Instruments	5,778
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	17,393
Net unrealized depreciation of futures	(32)
Net unrealized appreciation of written options	26
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	17,387
Net Gain on Investments and Other Financial Instruments	23,165
Net Increase in Net Assets Resulting from Operations	$23,610

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$445	$1,233
Net realized gain on investments and other financial instruments	5,778	4,972
Net unrealized appreciation of investments and other financial instruments	17,387	17,238
Net Increase In Net Assets Resulting From Operations	23,610	23,443
Distributions to Shareholders:
From net investment income
Class A	(152)	(1,524)
Class B	(4)	(52)
Class C	(7)	(59)
Class R3	—	(1)
Class R4	—	(2)
Class R5	—	(1)
Class Y	(115)	(1,326)
Total distributions	(278)	(2,965)
Capital Share Transactions:
Class A	(4,821)	(14,184)
Class B	(1,242)	(3,392)
Class C	(1,082)	(2,112)
Class R3	10	89
Class R4	9	44
Class R5	—	96
Class Y	(8,859)	(23,535)
Net decrease from capital share transactions	(15,985)	(42,994)
Net Increase (Decrease) In Net Assets	7,347	(22,516)
Net Assets:
Beginning of period	144,937	167,453
End of period	$152,284	$144,937
Accumulated undistributed (distribution in excess of) net investment income (loss)	$209	$42

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

14

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. As of April 30, 2011, the Fund had no outstanding futures contracts.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund had no outstanding purchased options contracts as of April 30, 2011. Transactions involving written options contracts for the Fund during the six-month period ended April 30, 2011, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2011:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	854	$35
Written	1,064	70
Expired	(984)	(60)
Closed	(506)	(22)
Exercised	(305)	(19)
End of Period	123	$4

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	318	$12
Written	610	39
Expired	(716)	(34)
Closed	(83)	(5)
Exercised	—	—
End of Period	129	$12

*	The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Liabilities:
Written options, market value	$—	$—	$—	$4	$—	$—	$4
Total	$—	$—	$—	$4	$—	$—	$4

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:
	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$123	$—	$—	$123
Net realized gain on written options	—	—	—	94	—	—	94
Total	$—	$—	$—	$217	$—	$—	$217

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(32)	$—	$—	$(32)
Net change in unrealized appreciation of written options	—	—	—	26	—	—	26
Total	$—	$—	$—	$(6)	$—	$—	$(6)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$2,952	$1,340

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$55
Accumulated Capital Losses *	(61,991)
Unrealized Appreciation †	18,878
Total Accumulated Deficit	$(43,058)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(3)
Accumulated Net Realized Gain (Loss) on Investments	3

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$5,570
2016	23,225
2017	33,196
Total	$61,991

As of October 31, 2010, the Fund utilized $4,854 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.35%
Class B Shares	2.10
Class C Shares	2.09
Class R3 Shares	1.50
Class R4 Shares	1.20
Class R5 Shares	0.90
Class Y Shares	0.85

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $55 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly. For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

20

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	13.78%
Class B	0.08	13.05
Class C	0.08	12.98
Class Y	0.07	14.37

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	7
Class R4	9
Class R5	9

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$37,200
Sales Proceeds Excluding U.S. Government Obligations	52,225

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	271	11	(660)	—	(378)	510	130	(1,904)	—	(1,264)
Amount	$3,509	$149	$(8,479)	$—	$(4,821)	$5,757	$1,483	$(21,424)	$—	$(14,184)
Class B
Shares	9	—	(110)	—	(101)	14	5	(335)	—	(316)
Amount	$106	$3	$(1,351)	$—	$(1,242)	$150	$51	$(3,593)	$—	$(3,392)
Class C
Shares	33	—	(124)	—	(91)	42	5	(248)	—	(201)
Amount	$407	$7	$(1,496)	$—	$(1,082)	$453	$55	$(2,620)	$—	$(2,112)
Class R3
Shares	1	—	—	—	1	7	—	—	—	7
Amount	$10	$—	$—	$—	$10	$89	$1	$(1)	$—	$89
Class R4
Shares	—	—	—	—	—	8	—	(4)	—	4
Amount	$9	$—	$—	$—	$9	$95	$1	$(52)	$—	$44
Class R5
Shares	—	—	—	—	—	8	—	—	—	8
Amount	$—	$—	$—	$—	$—	$95	$1	$—	$—	$96
Class Y
Shares	19	9	(686)	—	(658)	99	113	(2,278)	—	(2,066)
Amount	$246	$115	$(9,220)	$—	$(8,859)	$1,164	$1,326	$(26,025)	$—	$(23,535)
Total
Shares	333	20	(1,580)	—	(1,227)	688	253	(4,769)	—	(3,828)
Amount	$4,287	$274	$(20,546)	$—	$(15,985)	$7,803	$2,918	$(53,715)	$—	$(42,994)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	42	$541
For the Year Ended October 31, 2010	127	$1,445

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford Disciplined Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$11.90	$0.03	$–	$2.00	$2.03	$(0.02)	$–	$–	$(0.02)	$2.01	$13.91
B	11.32	(0.02)	–	1.91	1.89	(0.01)	–	–	(0.01)	1.88	13.20
C	11.28	(0.01)	–	1.90	1.89	(0.01)	–	–	(0.01)	1.88	13.16
R3	12.18	0.02	–	2.05	2.07	(0.02)	–	–	(0.02)	2.05	14.23
R4	12.16	0.04	–	2.06	2.10	(0.03)	–	–	(0.03)	2.07	14.23
R5	12.24	0.06	–	2.06	2.12	(0.03)	–	–	(0.03)	2.09	14.33
Y	12.25	0.07	–	2.05	2.12	(0.03)	–	–	(0.03)	2.09	14.34

For the Year Ended October 31, 2010 (G)
A	10.44	0.08	–	1.58	1.66	(0.20)	–	–	(0.20)	1.46	11.90
B	9.89	–	–	1.50	1.50	(0.07)	–	–	(0.07)	1.43	11.32
C	9.84	–	–	1.49	1.49	(0.05)	–	–	(0.05)	1.44	11.28
R3	10.71	0.05	–	1.63	1.68	(0.21)	–	–	(0.21)	1.47	12.18
R4	10.68	0.09	–	1.61	1.70	(0.22)	–	–	(0.22)	1.48	12.16
R5	10.75	0.12	–	1.65	1.77	(0.28)	–	–	(0.28)	1.49	12.24
Y	10.76	0.14	–	1.64	1.78	(0.29)	–	–	(0.29)	1.49	12.25

For the Year Ended October 31, 2009 (G)
A	9.31	0.12	–	1.06	1.18	(0.05)	–	–	(0.05)	1.13	10.44
B	8.80	0.08	–	1.01	1.09	–	–	–	–	1.09	9.89
C	8.80	0.04	–	1.00	1.04	–	–	–	–	1.04	9.84
R3	9.56	0.09	–	1.11	1.20	(0.05)	–	–	(0.05)	1.15	10.71
R4	9.60	0.10	–	1.09	1.19	(0.11)	–	–	(0.11)	1.08	10.68
R5	9.62	0.14	–	1.10	1.24	(0.11)	–	–	(0.11)	1.13	10.75
Y	9.64	0.15	–	1.09	1.24	(0.12)	–	–	(0.12)	1.12	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	–	(5.63)	(5.58)	(0.02)	–	–	(0.02)	(5.60)	9.31
B	14.16	(0.05)	–	(5.31)	(5.36)	–	–	–	–	(5.36)	8.80
C	14.17	(0.06)	–	(5.31)	(5.37)	–	–	–	–	(5.37)	8.80
R3	15.33	0.01	–	(5.78)	(5.77)	–	–	–	–	(5.77)	9.56
R4	15.37	0.06	–	(5.79)	(5.73)	(0.04)	–	–	(0.04)	(5.77)	9.60
R5	15.41	0.10	–	(5.81)	(5.71)	(0.08)	–	–	(0.08)	(5.79)	9.62
Y	15.43	0.12	–	(5.81)	(5.69)	(0.10)	–	–	(0.10)	(5.79)	9.64

For the Year Ended October 31, 2007
A	13.19	0.04	0.01	1.77	1.82	(0.10)	–	–	(0.10)	1.72	14.91
B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.16
C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.17
R3(I)	13.89	–	–	1.44	1.44	–	–	–	–	1.44	15.33
R4(I)	13.89	0.03	–	1.45	1.48	–	–	–	–	1.48	15.37
R5(I)	13.89	0.07	–	1.45	1.52	–	–	–	–	1.52	15.41
Y	13.58	0.19	0.01	1.75	1.95	(0.10)	–	–	(0.10)	1.85	15.43

For the Year Ended October 31, 2006
A	11.78	0.04	–	1.39	1.43	(0.02)	–	–	(0.02)	1.41	13.19
B	11.25	(0.03)	–	1.31	1.28	–	–	–	–	1.28	12.53
C	11.26	(0.04)	–	1.32	1.28	–	–	–	–	1.28	12.54
Y	12.12	0.14	–	1.40	1.54	(0.08)	–	–	(0.08)	1.46	13.58

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

17.10	%(E)	$90,553	1.46	%(F)	1.35	%(F)	1.35	%(F)	0.53	%(F)	25%
16.68	(E)	5,391	2.44	(F)	2.10	(F)	2.10	(F)	(0.20	) (F)	–
16.74	(E)	12,239	2.12	(F)	2.09	(F)	2.09	(F)	(0.21	) (F)	–
17.01	(E)	142	1.67	(F)	1.50	(F)	1.50	(F)	0.36	(F)	–
17.25	(E)	132	1.28	(F)	1.20	(F)	1.20	(F)	0.65	(F)	–
17.36	(E)	123	0.97	(F)	0.90	(F)	0.90	(F)	0.97	(F)	–
17.36	(E)	43,704	0.88	(F)	0.85	(F)	0.85	(F)	1.05	(F)	–

16.00		81,949	1.47		1.35		1.35		0.71		41
15.18		5,770	2.46		2.10		2.10		(0.04)		–
15.18		11,519	2.12		2.10		2.10		(0.04)		–
15.77		113	1.66		1.55		1.55		0.47		–
16.01		105	1.25		1.23		1.23		0.82		–
16.55		105	0.95		0.92		0.92		1.09		–
16.63		45,376	0.85		0.85		0.85		1.21		–

12.82		85,080	1.58		1.17		1.17		1.27		59
12.39		8,165	2.65		1.60		1.60		0.86		–
11.82		12,025	2.22		2.03		2.03		0.41		–
12.65		20	2.04		1.38		1.38		0.98		–
12.65		55	1.29		1.29		1.29		1.09		–
13.12		8	0.95		0.95		0.95		1.47		–
13.13		62,100	0.86		0.86		0.86		1.57		–

(37.46)		92,476	1.44		1.40		1.40		0.36		69
(37.85)		11,931	2.39		1.95		1.95		(0.18)		–
(37.90)		13,691	2.13		2.13		2.13		(0.36)		–
(37.64)		11	1.87		1.65		1.65		0.12		–
(37.37)		8	1.28		1.28		1.28		0.48		–
(37.23)		7	0.99		0.99		0.99		0.77		–
(37.09)		67,966	0.89		0.89		0.89		0.88		–

13.87	(H)	177,170	1.40		1.40		1.40		0.32		72
13.14	(H)	29,968	2.31		2.08		2.08		(0.35)		–
13.07	(H)	26,479	2.09		2.09		2.09		(0.37)		–
10.37	(E)	11	1.65	(F)	1.65	(F)	1.65	(F)	(0.03	) (F)	–
10.66	(E)	11	1.34	(F)	1.34	(F)	1.34	(F)	0.28	(F)	–
10.94	(E)	11	1.05	(F)	1.05	(F)	1.05	(F)	0.57	(F)	–
14.45	(H)	111,098	0.88		0.88		0.88		0.86		–

12.13		189,375	1.40		1.40		1.40		0.39		67
11.38		35,673	2.30		2.07		2.07		(0.28)		–
11.37		29,153	2.10		2.10		2.10		(0.31)		–
12.76		169,614	0.89		0.89		0.89		0.88		–

25

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,170.99	$7.27	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class B	$1,000.00	$1,166.80	$11.28	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,167.41	$11.25	$1,000.00	$1,014.41	$10.45	2.09	181	365
Class R3	$1,000.00	$1,170.06	$8.07	$1,000.00	$1,017.35	$7.50	1.50	181	365
Class R4	$1,000.00	$1,172.54	$6.47	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R5	$1,000.00	$1,173.61	$4.85	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,173.57	$4.58	$1,000.00	$1,020.58	$4.26	0.85	181	365

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-DE11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Diversified International Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Diversified International Fund inception 06/30/2008
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Diversified International A#	13.25%	25.07%	-1.03%
Diversified International A##		18.20%	-2.98%
Diversified International B#	12.79%	24.19%	-1.75%
Diversified International B##		19.19%	-2.80%
Diversified International C#	12.72%	24.11%	-1.75%
Diversified International C##		23.11%	-1.75%
Diversified International I#	13.54%	25.66%	-0.64%
Diversified International R3#	13.10%	24.91%	-1.26%
Diversified International R4#	13.21%	25.16%	-1.01%
Diversified International R5#	13.46%	25.59%	-0.75%
Diversified International Y#	13.53%	25.65%	-0.64%
MSCI All Country World Free ex U.S. Index	12.65%	20.22%	1.62%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World Free ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CPA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President, Associate Director of Global Industry Research	Senior Vice President, Director of Investments and Risk Management	Senior Vice President	Director

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 13.25%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the MSCI All Country World Free ex U.S. Index, which returned 12.65% for the same period. The Fund modestly outperformed the 13.16% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy.

All ten sectors within the MSCI All Country World Free ex U.S. Index posted positive returns for the period. The Energy (+23%), Materials (+18%), and Industrials (+16%) sectors posted the largest gains while the Utilities (+4%), Telecommunication Services (+8%), and Financials (+9%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within Information Technology, Industrials, and Materials. This was partially offset by weaker selection in the Energy and Consumer Staples sectors. Sector positioning contributed positively to benchmark-relative returns, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark) positions in Financials and Utilities. A modest cash position in an upward trending market detracted from relative performance.

Top contributors to relative performance during the period included Alcatel-Lucent (Information Technology), Latecoere (Industrials), and Aston Resources (Materials). Alcatel-Lucent provides products and solutions globally to deliver voice, data, and video; the company’s stock price gained after the company posted fourth-quarter and full-year 2010 financials that showed across-the-board improvements from a weak 2009. In addition, the company expects to grow faster than the market in 2011 and increase its operating profit margins. Airplane passenger door maker Latecoere’s shares moved higher after press reports noted the company was entertaining takeover offers. Shares of Australia-based coal mining, exploration and development company Aston Resources rose after Japanese trading company Itochu announced that it would buy a 15 percent stake in a coal joint venture with Aston Resources. Top absolute (i.e. total return) contributors to performance also included Russian natural gas company Gazprom (Energy).

The largest detractors from relative returns were Central European Distribution (Consumer Discretionary), Energy Resources of Australia (Energy), and Karoon Gas Austrialia (Energy). Shares of Central European Distribution, central Europe's largest integrated spirit beverage business and leading vodka producer, dropped sharply on 4Q10 earnings that disappointed expectations due to higher than expected investments in Poland and a production stoppage in Russia over a dispute with tax authorities. Australia-based uranium producer Energy Resources of Australia’s shares fell after heavy rain flooded its Ranger mine, causing the company to buy uranium on the open market to meet its sales commitments. Karoon Gas Austrialia is a pure-play energy exploration company with resources in Australia, Peru, and Brazil. The stock underperformed as a large investor in the company was rumored to be looking for buyers for its stake of the company. France-based hypermarket company Carrefour Supermarch (Consumer Staples) was also among the top detractors from absolute returns.

What is the outlook?

Inflation is increasingly becoming a global concern. In 2010, we experienced a sharp acceleration in inflation across the bigger emerging economies, such as China, India, Brazil, and Russia, driven by surging commodity prices and booming demand. In contrast, inflation in most developed countries has thus far been held back by existing excess capacity. Looking ahead, however, we expect rising food and energy prices to produce a meaningful jump in developed world inflation. Tracking a broad measure of global commodity prices over numerous business cycles, we have never seen such a rapid increase this early in the expansion phase, even going back to the 1970s. These price increases are likely to hit cash-strapped consumers, predominantly in developed countries, and will likely weigh on company margins worldwide. We believe it will also be increasingly difficult for central banks to look past this material increase in inflation.

Economic growth reaccelerated smartly in the latter part of 2010, and all geographies participated in the upswing, helping the

3

global economy return to the 4% pace it had enjoyed prior to the financial crisis. However, this rate of expansion is likely as good as it gets for the remainder of 2011. Higher inflation and policy normalization in many countries will weigh on the global cycle.

The Hartford Diversified International Fund comprises multiple specialized portfolios, each of which is run independently from the others. Collectively these strategies offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps. The Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Consumer Discretionary, Information Technology, and Industrials sectors and most underweight the Financials, Energy, and Utilities sectors relative to its benchmark. On a regional basis, the Fund was most overweight Europe and most underweight North America at period-end.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	4.0%
Banks (Financials)	9.5
Capital Goods (Industrials)	8.5
Commercial & Professional Services (Industrials)	1.7
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	2.3
Diversified Financials (Financials)	2.1
Energy (Energy)	8.7
Food & Staples Retailing (Consumer Staples)	1.5
Food, Beverage & Tobacco (Consumer Staples)	5.3
Health Care Equipment & Services (Health Care)	1.6
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	3.8
Materials (Materials)	11.0
Media (Consumer Discretionary)	1.1
Other Investment Pools and Funds (Financials)	0.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.7
Real Estate (Financials)	1.5
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.8
Software & Services (Information Technology)	3.0
Technology Hardware & Equipment (Information Technology)	4.0
Telecommunication Services (Services)	4.6
Transportation (Industrials)	3.3
Utilities (Utilities)	2.5
Short-Term Investments	2.7
Other Assets and Liabilities	1.1
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Argentina	0.1%
Australia	2.4
Austria	0.2
Belgium	1.3
Brazil	6.4
Canada	2.4
Chile	0.1
China	2.2
Colombia	0.6
Denmark	1.4
Finland	1.0
France	8.7
Germany	4.2
Greece	0.0
Hong Kong	5.3
India	1.6
Indonesia	0.6
Ireland	0.9
Israel	0.8
Italy	1.9
Japan	14.8
Luxembourg	0.3
Malaysia	1.2
Mexico	1.6
Netherlands	2.3
Norway	1.9
Panama	0.0
Papua New Guinea	0.3
Philippines	0.3
Poland	0.0
Portugal	0.1
Russia	1.2
Singapore	1.6
South Africa	0.1
South Korea	2.0
Spain	0.5
Sweden	2.2
Switzerland	4.8
Taiwan	1.4
Thailand	0.7
Turkey	0.2
United Kingdom	15.0
United States	1.6
Short-Term Investments	2.7
Other Assets and Liabilities	1.1
Total	100.0%

4

The Hartford Diversified International Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4%
	Argentina - 0.1%
–	YPF Sociedad Anonima ADR	$14

	Australia - 2.4%
8	Aston Resources Ltd. ●	87
1	BHP Billiton Ltd.	64
2	Caltex Australia Ltd.	38
6	Challenger Financial Services Group Ltd.	30
5	Coca-Cola Amatil Ltd.	62
4	Energy Resources of Australia Ltd.	24
10	Fortescue Metals Group Ltd.	70
12	Karoon Gas Australia Ltd. ●	84
1	Newcrest Mining Ltd.	37
7	Paladin Energy Ltd. ●	25
–	Rio Tinto Ltd.	30
2	Transurban Group	11
1	Wesfarmers Ltd.	37
1	Woolworths Ltd.	43
		642
	Austria - 0.2%
1	OMV AG	36
–	Vienna Insurance Group	10
		46
	Belgium - 1.3%
32	Ageas	98
4	AGFA Gevaert N.V. ●	17
–	Anheuser-Busch InBev N.V.	31
3	Nyrstar N.V.	44
1	Nyrstar N.V. - Strip VVPR ●	–
3	UCB S.A.	161
		351
	Brazil - 6.4%
3	Autometal S.A.	29
6	B2W Companhia Global do Varejo ●	82
1	Banco Bradesco S.A. ADR	16
5	Banco do Estado do Rio Grande do Sul S.A.	64
13	Banco Santander Brasil S.A.	145
–	Brasil Insurance Participacoes e Administracao S.A ●	126
4	Braskem S.A. ●	55
2	Centrais Eletricas Brasileiras S.A.	23
2	Cetip S.A. - Balcao Organizado	25
1	Cia de Sanemento Basico do Estado de Sao Paulo	20
3	Cia. Hering	54
2	Companhia Energetica de Minas Gerais	37
8	Companhia Energetica de Minas Gerais ADR	156
3	Cyrela Brazil Realty S.A.	27
3	Estacio Participacoes S.A.	38
2	Fleury S.A.	26
11	Itau Unibanco Banco Multiplo S.A. ADR	260
–	Itau Unibanco Holding S.A. ADR ■	7
2	Itausa - Investimentos Itau S.A.	16
2	Localiza Rent a Car S.A.	33
2	Marisa Lojas S.A.	42
4	OGX Petroleo e Gas Participacoes S.A. ●	37
9	PDG Realty S.A.	52
5	Petroleo Brasileiro S.A. ADR	171
3	Redecard S.A.	43
3	Rossi Residencial S.A.	28
1	Tegma Gestao Logistica	17
2	Totvs S.A.	36
3	Universo Online S.A. ●	31
		1,696
	Canada - 2.4%
3	Barrick Gold Corp.	169
2	CGI Group, Inc. Class A ●	44
4	Kinross Gold Corp.	57
–	Magna International, Inc. Class A	15
7	Methanex Corp.	239
1	Pacific Rubiales Energy Corp.	39
1	Potash Corp. of Saskatchewan, Inc.	34
2	Progress Energy Resources Co.	24
2	Quadra FNX Mining Ltd. ●	29
		650
	Chile - 0.1%
1	Sociedad Quimica Y Minera de Chile S.A.	32

	China - 2.2%
41	Agricultural Bank of China ●	24
8	Airmedia Group, Inc. ●	36
89	Bank of China Ltd.	49
22	BBMG Corp.	36
29	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	77
10	China Coal Energy Co.	14
1	China Medical Technologies, Inc. ADR	12
7	China Pacific Insurance	30
14	China Shenhua Energy Co., Ltd.	63
2	Ctrip.com International Ltd. ADR ●	111
69	Maoye International Holdings	35
20	New World Department Store China	18
8	People's Food Holdings	5
–	PetroChina Co., Ltd. ADR	29
–	Shanda Interactive Entertainment Ltd. ADR ●	20
49	Sinotrans Ltd.	12
5	Stella International	10
1	Suntech Power Holdings Co., Ltd. ADR ●	11
		592
	Colombia - 0.6%
9	Almacenes Exito S.A.	131
–	Bancolombia S.A. ADR	28
		159
	Denmark - 1.4%
1	Carlsberg A/S Class B	86
8	DSV A/S	208
1	FLSmidth & Co. A/S ●	56
1	H. Lundbeck A/S	12
–	Novo Nordisk A/S	17
		379
	Finland - 1.0%
2	Elisa Oyj	43
–	Kone Oyj Class B	23
–	Metso Oyj	26
3	Nokia Oyj	31
2	Outotec Oyj	141
		264
	France - 8.7%
1	Air France	13

 The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4% - (continued)
	France - 8.7% - (continued)
28	Alcatel S.A.	$179
1	Alten	22
1	AXA S.A.	24
2	BNP Paribas	193
–	Bureau Veritas S.A.	40
1	Capital Gemini S.A.	48
–	Cie Generale d'Optique Essilor International S.A.	18
5	Club Mediterranee ●	115
–	Dassault Systemes S.A.	24
–	Faiveley S.A.	11
2	France Telecom S.A.	43
2	Gaz de France	95
1	GFI Informatique	6
3	Groupe Danone	240
–	Ingenico S.A.	13
1	Lagardere S.C.A.	28
1	Legrand S.A.	38
–	L'Oreal S.A.	16
1	LVMH Moet Hennessy Louis Vuitton S.A..	129
–	Michelin (C.G.D.E.) Class B	35
2	Peugeot S.A.	106
–	Pinault-Printemps-Redoute S.A.	52
2	Renault S.A.	98
–	Safran S.A.	16
–	Sanofi-Aventis S.A.	35
–	Schneider Electric S.A.	41
7	Sequans Communications ●	71
1	Societe Generale Class A	80
–	Sodexo	35
1	Thales S.A.	27
1	Total S.A.	65
2	Vallourec	272
1	Vinci S.A.	38
1	Vivendi S.A.	29
–	Zodiac Aerospace	23
		2,318
	Germany - 4.2%
–	Allianz SE	35
2	BASF SE ●	167
–	Beiersdorf AG	9
–	Brenntag AG ●	59
1	Daimler AG	108
2	Deutsche Post AG ●	31
1	Deutsche Telekom AG	24
2	Fresenius Medical Care AG & Co.	151
–	Fresenius SE & Co. KGaA	27
1	Gerresheimer AG	26
1	HeidelbergCement AG	95
–	Hochtief AG	4
1	K+S AG	55
–	Linde AG	44
–	MTU Aero Engines Holdings AG ●	26
–	Pfeiffer Vacuum Technology AG	11
1	Praktiker Bau-Und Heimwerkermaerkte Holding AG	17
–	Rational AG ●	10
–	Rhoen-Klinikum AG	11
1	SAP AG	75
1	Siemens AG	139
		1,124
	Greece - 0.0%
1	Opap S.A.	12

	Hong Kong - 5.3%
35	AAC Acoustic Technologies	90
34	AIA Group Ltd. ●	114
37	AMVIG Holdings Ltd.	27
19	Anta Sports Products Ltd.	31
6	ASM Pacific Technology	77
5	Beijing Enterprises Holdings Ltd.	28
18	Belle International Holdings Ltd.	35
12	Cathay Pacific Airways Ltd.	30
13	China Agri-Industries Holdings	15
32	China Green Holdings Ltd.	28
16	China Unicom Ltd.	33
4	China Yurun Food Group Ltd.	15
111	China ZhengTong Automotive Services Holdings Ltd. ●	126
9	Clear Media Ltd. ●	5
14	CNOOC Ltd.	35
31	Daphne International Holdings Ltd.	25
72	Golden Meditech Co., Ltd.	13
59	Guangdong Investment Ltd.	31
14	Hang Lung Properties Ltd.	60
7	HongKong Land Holdings Ltd.	52
111	Huabao International Holdings Ltd.	165
15	International Mining Machinery ●	15
4	Kingboard Chemical Holdings Ltd.	20
24	Li & Fung Ltd.	123
9	Minth Group Ltd.	14
13	Nine Dragons Paper Holdings	15
6	Ontime Department Store	9
26	Oriental Watch Holdings	14
58	Qingling Motors Co., Ltd.	21
315	Rexlot Holdings Ltd.	32
68	Sa Sa International Holdings Ltd.	41
8	Shanghai Industrial Holdings Ltd.	31
4	Trinity Ltd.	4
4	Wharf Holdings Ltd.	26
12	Xingda International Holdings	14
		1,414
	India - 1.6%
5	Bharti Televentures	45
1	Corp. Bank	16
11	Educomp Solutions Ltd.	115
3	Indian Overseas Bank	11
2	Jammu & Kashmir Bank Ltd.	33
5	Karnataka Bank Ltd.	12
7	Power Grid Corp. of India Ltd.	16
6	Reliance Industries Ltd.	133
13	UCO Bank	32
		413
	Indonesia - 0.6%
81	Bank Mandiri Tbk	67
148	PT Bumi Resources Tbk	59
54	PT XL Axiata Tbk ●	43
		169

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4% - (continued)
	Ireland - 0.9%
18	AER Lingus ●	$22
3	CRH plc	75
1	Elan Corp. plc ●	11
8	Elan Corp. plc ADR ●	61
4	Experian plc	48
3	Grafton Group plc	18
1	Kingspan Group plc	12
		247
	Israel - 0.8%
4	Teva Pharmaceutical Industries Ltd. ADR	204

	Italy - 1.9%
1	Banche Popolari Unite Scpa	7
3	Benetton Group S.p.A.	22
2	Buzzi Unicem S.p.A.	29
17	Enel S.p.A.	118
8	Eni S.p.A.	217
1	Finmeccanica S.p.A.	10
6	Intesa Sanpaolo	19
2	Italcementi S.p.A.	27
3	Mondadori (Arnoldo) Editore S.p.A.	13
5	Saras S.p.A.	13
11	Telecom Italia S.p.A.	17
8	Unicredit S.p.A.	20
		512
	Japan - 14.8%
4	Acom Co., Ltd.	52
1	Aeon Delight Co., Ltd.	21
2	Aizawa Securities Co., Ltd.	5
1	Alfresa Holdings Corp.	21
1	Alpha Systems, Inc.	8
8	Bridgestone Corp.	168
1	Cawachi Ltd.	13
1	Chubu Steel Plate Co., Ltd.	6
2	Circle K Sunkus Co., Ltd.	23
1	Credit Saison Co., Ltd.	8
5	Daiichi Sankyo Co., Ltd.	98
5	Dainippon Screen Mfg Co., Ltd.	46
2	Daito Trust Construction Co., Ltd.	136
1	DeNa Co., Ltd.	33
1	Disco Corp.	54
1	Don Quijote Co.	25
1	Doshisha Co., Ltd.	15
2	DTS Corp.	15
–	East Japan Railway Co.	17
4	Eisai Co., Ltd.	138
–	En-Japan, Inc.	10
–	Exedy Corp. ☼	13
–	Fuji Media Holdings, Inc.	13
1	Fuji Photo Film Co., Ltd.	27
1	Fujimi, Inc.	7
–	Gendai Agency, Inc.	7
3	Higashi-Nippon bank Ltd.	6
12	Hitachi Ltd.	65
–	Honda Motor Co., Ltd.	15
2	Honeys Co., Ltd.	19
1	Horipro, Inc.	4
2	Hosiden Corp.	22
–	Inpex Corp.	85
4	Isuzu Motors Ltd.	17
4	Japan Aviation Electronics Industry Ltd.	26
1	Japan Digital Laboratory Co., Ltd.	9
–	Japan Petroleum Exploration Co., Ltd.	15
2	JS Group Corp.	39
–	Kakaku.com, Inc.	52
6	Kawasaki Kisen Kaisha Ltd.	21
2	Kirin Brewery Co., Ltd.	34
1	Komatsu Ltd.	49
1	Komori Corp.	12
1	K's Holdings Corp.	39
11	Mazda Motor Corp.	25
2	Medipal Holdings Corp.	13
1	Meitec Corp.	17
1	Mimasu Semiconductor Industry Co., Ltd.	. 8
3	Mitsubishi Corp.	86
65	Mitsubishi UFJ Financial Group, Inc.	310
2	Mitsui & Co., Ltd.	30
2	Mitsui Fudosan Co., Ltd.	40
2	Mori Seiki Co., Ltd.	20
–	Murata Manufacturing Co., Ltd.	22
6	Nabtesco Corp.	155
–	Net One Systems Co., Ltd.	18
–	NEXT Co., Ltd.	33
2	Nippon Express Co., Ltd.	8
2	Nishimatsuya Chain Co., Ltd.	19
3	Nissan Motor Co., Ltd.	27
–	Nitto Denko Corp.	11
2	NSD Co., Ltd.	16
–	OBIC Co., Ltd.	58
3	Oita Bank Ltd.	10
–	Okinawa Cellular Telephone Co.	7
–	Opt, Inc.	9
–	Pal Co., Ltd.	13
1	Pigeon Corp.	27
–	Point, Inc.	15
1	Pola Orbis Holdings, Inc.	31
–	Rakuten, Inc.	37
1	Roland Corp.	13
–	Ryohin Keikaku Co., Ltd.	18
3	Sega Sammy Holdings, Inc. ☼	55
2	Seino Holdings Corp.	14
–	Septeni Holdings Co., Ltd.	11
1	Shimachu Co., Ltd.	19
1	Shin-Etsu Chemical Co., Ltd.	45
2	Shin-etsu Polymer Co., Ltd.	12
2	Shinkawa Ltd.	14
2	Shinko Electric Industries Co., Ltd.	23
6	Shionogi & Co., Ltd.	91
18	Showa Denko K.K.	36
2	Softbank Corp.	80
2	Sohgo Security Services Co., Ltd.	17
–	So-Net Entertainment Corp.	15
1	Sony Financial Holdings, Inc.	26
1	Square Enix Holdings Co., Ltd.	15
3	Stanley Electric Co., Ltd. ☼	44
6	Sumco Corp.	125
2	Sumitomo Bakelite Co., Ltd.	13
6	Sumitomo Chemical Co., Ltd.	32
13	Sumitomo Metal Industries	28
1	Sumitomo Mitsui Financial Group, Inc.	31

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4% - (continued)
	Japan - 14.8% - (continued)
1	Suzuken Co., Ltd.	$20
1	T&D Holdings, Inc.	22
1	The Eighteenth Bank Ltd.	3
3	The Yamanashi Chuo Bank Ltd.	13
–	Toei Animation Co., Ltd.	6
3	Toho Holdings Co., Ltd.	32
4	Tokai Rika Co., Ltd.	68
1	Tokai Rubber Industries Ltd.	7
1	Tokio Marine Holdings, Inc.	28
–	Tokyo Electron Ltd.	23
17	Tokyo Gas Co., Ltd.	76
1	Tokyo Seimitsu Co., Ltd.	24
2	Toyoda Gosei Co., Ltd.	35
1	Toyota Boshoku Corp. ☼	21
3	Toyota Motor Corp.	122
1	Tri-Stage, Inc.	7
–	Tsuruha Holdings, Inc.	19
–	Tsutsumi Jewelry Co., Ltd.	5
–	West Japan Railway Co.	4
1	Yamato Kogyo Co.	33
1	Zuken, Inc.	8
		3,926
	Luxembourg - 0.3%
2	Evraz Group S.A. §	80

	Malaysia - 1.2%
225	AirAsia Berhad ●	219
32	Axiata Group Berhad ●	53
13	CIMB Group Holdings Berhad	37
		309
	Mexico - 1.6%
3	Alfa, SAB	43
4	America Movil S.A. de C.V. ADR	241
1	Fomento Economico Mexicano S.A.B. de C.V. ADR	31
13	Genomma Laboratories Internacional S.A. ●	32
10	Grupo Modelo S.A.B.	64
7	Mexichem SAB de CV	25
		436
	Netherlands - 2.3%
9	AerCap Holdings N.V. ●	130
–	Akzo Nobel N.V.	24
1	ASML Holding N.V.	54
1	CSM N.V.	24
–	European Aeronautic Defence and Space Co. N.V.	9
–	Fugro N.V. - CVA	22
2	Heineken N.V.	96
8	ING Groep N.V. ●	106
1	Koninklijke Philips Electronics N.V.	38
1	Royal Dutch Shell plc B Shares	53
1	SBM Offshore N.V. ●	39
1	Wolters Kluwer N.V.	14
		609
	Norway - 1.9%
5	DNB Nor ASA	78
–	Kongsberg Gruppen ASA	9
7	Petroleum Geo-Services ●	113
–	Schibsted ASA	12
2	Statoil ASA	54
13	Telenor ASA	231
		497
	Panama - 0.0%
–	Copa Holdings S.A. Class A	12

	Papua New Guinea - 0.3%
12	Oil Search Ltd.	90

	Philippines - 0.3%
33	Metropolitan Bank and Trust ●	52
1	Philippine Long Distance Telephone Co.	32
		84
	Poland - 0.0%
1	Warsaw Stock Exchange ●	12

	Portugal - 0.1%
1	Jeronimo Martins	20

	Russia - 1.2%
5	Mining and Metallurgical Co. Norilsk Nickel ADR	130
11	OAO Gazprom Class S ADR	184
		314
	Singapore - 1.6%
43	Capitacommercial Trust	50
48	China Minzhong Food Corp., Ltd. ●	71
23	Genting Singapore plc ●	41
20	Hutchinson Port Holdings Trust ●	19
13	Indofood Agri Resources Ltd. ●	23
11	Olam International Ltd.	26
10	Oversea-Chinese Banking Corp., Ltd.	75
19	Straits Asia Resources	46
16	Tiger Airways Holdings Ltd. ●	20
3	United Overseas Bank Ltd.	48
		419
	South Africa - 0.1%
–	AngloGold Ltd. ADR	10
5	Raubex Group Ltd.	14
		24
	South Korea - 2.0%
1	Daum Communications Corp.	62
–	GS Home Shopping, Inc.	13
–	Hana Tour Service, Inc.	15
–	Hyundai Department Store Co., Ltd.	19
1	Hyundai Development Co.	30
–	Hyundai Home Shopping Network Corp.	47
–	Hyundai Motor Co., Ltd.	64
1	Kangwon Land, Inc.	21
1	Korea Telecom Corp.	24
–	LG Household & Health Care Ltd.	77
2	LG Telecom Ltd.	14
–	Lotte Shopping Co.	18
–	Samsung Electronics Co., Ltd.	33
–	Shinhan Financial Group Co., Ltd. ADR	34
–	SK Telecom Co., Ltd.	27
–	Yuhan Corp.	24
		522

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4% - (continued)
	Spain - 0.5%
3	Almirall S.A.	$33
1	Banco Santander Central Hispano S.A.	17
1	Industria de Diseno Textil S.A.	66
4	International Consolidated Airlines Group S. A. ●	16
		132
	Sweden - 2.2%
3	Assa Abloy Ab ●	78
1	Atlas Copco Ab	40
1	Hennes & Mauritz Ab	32
1	Hexagon Ab	27
4	Nordea Bank Ab	49
3	Sandvik Ab	55
1	Skf Ab B Shares	17
1	Swedish Match Ab ●	22
9	Telefonaktiebolaget LM Ericsson ADR	144
8	Telia Ab	69
2	Volvo Ab Class B	42
		575
	Switzerland - 4.8%
2	ABB Ltd.	42
2	Adecco S.A.	141
–	Bank Sarasin & Cie AG	16
1	CIE Financiere Richemont S.A.	73
–	Credit Suisse Group AG	18
–	Galenica AG	36
1	Julius Baer Group Ltd.	26
1	Kuehne & Nagel International AG	130
–	Lindt & Spruengli AG ●	17
2	Micronas Semiconductor Holding AG ●	17
1	Roche Holding AG	86
–	SGS S.A.	24
–	Straumann Holding AG	23
3	Swiss Re	201
–	Tecan Group AG	13
3	Temenos Group AG ●	109
14	UBS AG	276
–	Zurich Financial Services AG	27
		1,275
	Taiwan - 1.4%
11	Chroma Ate, Inc.	36
11	Delta Electronics, Inc.	49
2	High Technology Computer Corp.	99
12	Hon Hai Precision Industry Co., Ltd.	46
3	Hon Hai Precision Industry Co., Ltd. GDR ■	26
39	Synnex Technology International Corp.	101
26	United Microelectronics Corp.	14
8	Wistron Corp.	14
		385
	Thailand - 0.7%
9	Advanced Info Service Public Co., Ltd.	27
101	Bank of Ayudhya plc	95
25	CP ALL PCL	37
20	MCOT PCL	20
		179
	Turkey - 0.2%
10	Turkiye Garanti Bankasi A.S.	53

	United Kingdom - 15.0%
2	Anglo American plc	109
11	Arm Holdings plc	118
1	AstraZeneca plc	57
3	AstraZeneca plc ADR	130
1	Babcock International Group plc	10
12	BAE Systems plc	64
43	Barclays Bank plc	204
2	Bellway plc	21
8	BG Group plc	203
35	BP plc	269
5	British American Tobacco plc ‡	216
1	Bunzl plc	10
7	Burberry Group plc	145
4	Capital Group plc	52
3	Catlin Group Ltd.	22
2	Chemring Group plc	18
3	Compass Group plc	32
1	Croda International plc	21
6	CSR plc ●	37
3	easyJet plc ●	16
1	ENSCO International plc	30
5	Fresnillo plc	140
12	Game Group plc	11
10	Hays plc	20
9	Home Retail Group	34
11	HSBC Holdings plc	121
7	Imperial Tobacco Group plc	231
1	Intertek Group plc	21
6	Kesa Electricals plc	12
3	Kingfisher plc	13
13	Lancashire Holdings Ltd.	144
4	Land Securities Group plc	46
23	Logica plc	52
5	Paragon Group Companies plc	13
4	Persimmon plc	35
2	Petropavlovsk plc	29
8	Prudential plc	105
2	Reckitt Benckiser Group plc	91
3	Redrow plc ●	6
6	Rexam plc	36
4	Rio Tinto plc	304
2	Rolls-Royce Group plc	22
–	Rotork plc	8
2	Serco Group plc	19
3	Severn Trent plc	76
–	Shire plc	12
8	SIG plc ●	19
1	Spectris plc	27
6	Standard Chartered plc	179
9	Tesco plc	60
9	Thomas Cook Group plc	25
3	Vedanta Resources plc	120
61	Vodafone Group plc	176
		3,991
	United States - 0.8%
5	American Oriental Bioengineering, Inc. ●	7
1	Arcos Dorados Holdings, Inc. ●	15
8	Cental Euro Distribution Corp. ●	91
2	China Natural Gas ●	10
1	Exceed Co., Ltd. ●	4

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.4% - (continued)
	United States - 0.8% - (continued)
1	Hollysys Automation Technology ●		$8
1	Liberty Global, Inc. ●		57
–	Netease.com, Inc. ●		18
2	Sinovac Biotech Ltd. ●		9
			219
	Total common stocks
	(cost $21,607)		$25,401

EXCHANGE TRADED FUNDS - 0.8%
	United States - 0.8%
4	iShares MSCI ACWI Index Fund		205

	Total exchange traded funds
	(cost $197)		$205

	Total long-term investments
	(cost $21,804)		$25,606

SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $131,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $133)
$131	0.04%, 4/29/2011		$131
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $294, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $300)
294	0.05%, 4/29/2011		294
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $305,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $311)
305	0.04%, 4/29/2011		305
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $2)
2	0.02%, 4/29/2011		2
			732
	Total short-term investments
	(cost $732)		$732

	Total investments
	(cost $22,536) ▲	98.9%	$26,338
	Other assets and liabilities	1.1%	286
	Total net assets	100.0%	$26,624

 The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.6% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $23,013 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,233
Unrealized Depreciation	(908)
Net Unrealized Appreciation	$3,325

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $33, which represents 0.12% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $80, which represents 0.30% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $22.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Deutsche Bank Securities	Buy	$5	$5	05/03/2011	$–
Australian Dollar	Morgan Stanley	Buy	97	93	10/17/2011	4
British Pound	JP Morgan Securities	Sell	5	5	05/04/2011	–
Euro	Westpac International	Sell	3	3	05/04/2011	–
Hong Kong Dollar	Goldman Sachs	Sell	15	15	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	10	10	05/04/2011	–
Japanese Yen	Banc of America Securities	Sell	110	105	08/11/2011	(5)
Japanese Yen	BNP Paribas Securities	Buy	15	15	08/05/2011	–
Japanese Yen	BNP Paribas Securities	Sell	16	16	08/05/2011	–
Japanese Yen	Deutsche Bank Securities	Buy	1	1	05/02/2011	–
Japanese Yen	Deutsche Bank Securities	Buy	26	25	05/09/2011	1
Japanese Yen	Deutsche Bank Securities	Sell	62	61	04/27/2012	(1)
Japanese Yen	JP Morgan Securities	Sell	42	42	08/11/2011	–
Japanese Yen	JP Morgan Securities	Sell	196	195	08/05/2011	(1)
Japanese Yen	JP Morgan Securities	Sell	81	80	04/27/2012	(1)
Japanese Yen	RBS Securities	Buy	5	5	05/06/2011	–
Japanese Yen	State Street Global Markets LLC	Sell	58	60	06/16/2011	2
Japanese Yen	UBS AG	Buy	52	50	05/09/2011	2
Japanese Yen	UBS AG	Buy	58	56	06/16/2011	2
Japanese Yen	UBS AG	Sell	141	139	05/09/2011	(2)
Norwegian Krone	UBS AG	Buy	9	9	05/04/2011	–
Singapore Dollar	Goldman Sachs	Sell	13	13	05/04/2011	–
Swiss Franc	Deutsche Bank Securities	Sell	57	56	05/02/2011	(1)
						$–
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$14	$14	$–	$–
Australia	642	87	555	–
Austria	46	–	46	–
Belgium	351	–	351	–
Brazil	1,696	1,696	–	–
Canada	650	650	–	–
Chile	32	32	–	–
China	592	296	296	–
Colombia	159	159	–	–
Denmark	379	–	379	–
Finland	264	–	264	–
France	2,318	77	2,241	–
Germany	1,124	153	971	–
Greece	12	–	12	–
Hong Kong	1,414	343	1,071	–
India	413	–	413	–
Indonesia	169	–	169	–
Ireland	247	91	156	–
Israel	204	204	–	–
Italy	512	–	512	–
Japan	3,926	31	3,895	–
Luxembourg	80	80	–	–
Malaysia	309	–	309	–
Mexico	436	436	–	–
Netherlands	609	130	479	–
Norway	497	–	497	–
Panama	12	12	–	–
Papua New Guinea	90	–	90	–
Philippines	84	–	84	–
Poland	12	12	–	–
Portugal	20	–	20	–
Russia	314	314	–	–
Singapore	419	19	400	–
South Africa	24	24	–	–
South Korea	522	126	396	–
Spain	132	33	99	–
Sweden	575	144	431	–
Switzerland	1,275	29	1,246	–
Taiwan	385	26	359	–
Thailand	179	179	–	–
Turkey	53	–	53	–
United Kingdom	3,991	284	3,707	–
United States	219	219	–	–
Total	25,401	5,900	19,501	–
Exchange Traded Funds	205	205	–	–
Short-Term Investments	732	–	732	–
Total	$26,338	$6,105	$20,233	$–
Foreign Currency Contracts*	11	–	11	–
Total	$11	$–	$11	$–
Liabilities:
Foreign Currency Contracts*	11	–	11	–
Total	$11	$–	$11	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in						Balance
	as of	Realized	Unrealized				Transfers	Transfers	as of
	October	Gain	Appreciation	Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Common Stocks	$3	$—	$(3)	$—	$—	$(13)	$13	$—	$—
Total	$3	$—	$(3)	$—	$—	$(13)	$13	$—	$—

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $22,536)	$26,338
Cash	1
Foreign currency on deposit with custodian (cost $22)	22
Unrealized appreciation on foreign currency contracts	11
Receivables:
Investment securities sold	193
Fund shares sold	47
Dividends and interest	108
Other assets	92
Total assets	26,812
Liabilities:
Unrealized depreciation on foreign currency contracts	11
Payables:
Investment securities purchased	141
Fund shares redeemed	4
Investment management fees	3
Administrative fees	—
Distribution fees	1
Accrued expenses	28
Total liabilities	188
Net assets	$26,624
Summary of Net Assets:
Capital stock and paid-in-capital	$25,926
Accumulated undistributed net investment income	18
Accumulated net realized loss on investments and foreign currency transactions	(3,126)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,806
Net assets	$26,624

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.50/$10.05
Shares outstanding	996
Net assets	$9,458
Class B: Net asset value per share	$9.45
Shares outstanding	146
Net assets	$1,384
Class C: Net asset value per share	$9.44
Shares outstanding	193
Net assets	$1,820
Class I: Net asset value per share	$9.54
Shares outstanding	117
Net assets	$1,118
Class R3: Net asset value per share	$9.51
Shares outstanding	108
Net assets	$1,027
Class R4: Net asset value per share	$9.52
Shares outstanding	107
Net assets	$1,023
Class R5: Net asset value per share	$9.53
Shares outstanding	103
Net assets	$979
Class Y: Net asset value per share	$9.54
Shares outstanding	1,029
Net assets	$9,815

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$279
Interest	—
Less: Foreign tax withheld	(25)
Total investment income	254
Expenses:
Investment management fees	109
Administrative services fees	2
Transfer agent fees	9
Distribution fees
Class A	11
Class B	6
Class C	8
Class R3	2
Class R4	1
Custodian fees	31
Accounting services fees	2
Registration and filing fees	47
Board of Directors' fees	1
Audit fees	8
Other expenses	5
Total expenses (before waivers and fees paid indirectly)	242
Expense waivers	(84)
Commission recapture	—
Total waivers and fees paid indirectly	(84)
Total expenses, net	158
Net Investment Income	96
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,400
Net realized loss on foreign currency contracts	(20)
Net realized loss on other foreign currency transactions	(8)
Net Realized Gain on Investments and Foreign Currency Transactions	1,372
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,587
Net unrealized appreciation of foreign currency contracts	38
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,627
Net Gain on Investments and Foreign Currency Transactions	2,999
Net Increase in Net Assets Resulting from Operations	$3,095

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$96	$125
Net realized gain on investments and foreign currency transactions	1,372	2,185
Net unrealized appreciation of investments and foreign currency transactions	1,627	1,049
Net Increase In Net Assets Resulting From Operations	3,095	3,359
Distributions to Shareholders:
From net investment income
Class A	(71)	(55)
Class B	(2)	(5)
Class C	(3)	(7)
Class I	(11)	(10)
Class R3	(6)	(6)
Class R4	(7)	(8)
Class R5	(9)	(9)
Class Y	(101)	(100)
Total distributions	(210)	(200)
Capital Share Transactions:
Class A	427	(1,962)
Class B	54	39
Class C	171	144
Class I	124	8
Class R3	7	58
Class R4	36	17
Class R5	9	9
Class Y	101	99
Net increase (decrease) from capital share transactions	929	(1,588)
Net Increase In Net Assets	3,814	1,571
Net Assets:
Beginning of period	22,810	21,239
End of period	$26,624	$22,810
Accumulated undistributed (distribution in excess of) net investment income (loss)	$18	$132

The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

17

The Hartford Diversified International Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market

18

conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

19

The Hartford Diversified International Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial

20

position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$11	$—	$—	$—	$—	$11
Total	$—	$11	$—	$—	$—	$—	$11

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$10	$—	$—	$—	$—	$10
Total	$—	$10	$—	$—	$—	$—	$10

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(20)	$—	$—	$—	$—	$(20)
Total	$—	$(20)	$—	$—	$—	$—	$(20)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$38	$—	$—	$—	$—	$38
Total	$—	$38	$—	$—	$—	$—	$38

21

The Hartford Diversified International Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$200	$39

22

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$202
Accumulated Capital Losses *	(4,129)
Unrealized Appreciation †	1,740
Total Accumulated Deficit	$(2,187)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$53
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(53)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$745
2017	3,384
Total	$4,129

As of October 31, 2010, the Fund utilized $1,404 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

23

The Hartford Diversified International Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

24

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.40%
Class B Shares	2.12
Class C Shares	2.14
Class I Shares	1.01
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	1.00

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $25 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

25

The Hartford Diversified International Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	409
Class B	101
Class C	101
Class I	103
Class R3	101
Class R4	102
Class R5	103
Class Y	1,029

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$11,162
Sales Proceeds Excluding U.S. Government Obligations	10,603

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	127	8	(85)	—	50	387	7	(636)	—	(242)
Amount	$1,119	$71	$(763)	$—	$427	$2,953	$55	$(4,970)	$—	$(1,962)
Class B
Shares	8	—	(2)	—	6	25	1	(21)	—	5
Amount	$69	$2	$(17)	$—	$54	$188	$5	$(154)	$—	$39
Class C
Shares	31	—	(11)	—	20	66	1	(48)	—	19
Amount	$269	$3	$(101)	$—	$171	$502	$6	$(364)	$—	$144
Class I
Shares	13	1	—	—	14	1	1	(1)	—	1
Amount	$113	$11	$—	$—	$124	$9	$10	$(11)	$—	$8
Class R3
Shares	1	1	(1)	—	1	6	1	—	—	7
Amount	$11	$6	$(10)	$—	$7	$52	$6	$—	$—	$58
Class R4
Shares	3	1	(1)	—	3	2	1	—	—	3
Amount	$35	$7	$(6)	$—	$36	$13	$8	$(4)	$—	$17
Class R5
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$9	$—	$—	$9	$—	$9	$—	$—	$9
Class Y
Shares	—	11	—	—	11	—	14	—	—	14
Amount	$—	$101	$—	$—	$101	$—	$99	$—	$—	$99
Total
Shares	183	23	(100)	—	106	487	28	(706)	—	(191)
Amount	$1,616	$210	$(897)	$—	$929	$3,717	$198	$(5,503)	$—	$(1,588)

26

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	—	$2
For the Year Ended October 31, 2010	7	$56

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

The Hartford Diversified International Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

28

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29

The Hartford Diversified International Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$8.46	$0.03	$–	$1.08	$1.11	$(0.07)	$–	$–	$(0.07)	$1.04	$9.50
B	8.39	–	–	1.07	1.07	(0.01)	–	–	(0.01)	1.06	9.45
C	8.39	–	–	1.07	1.07	(0.02)	–	–	(0.02)	1.05	9.44
I	8.50	0.05	–	1.09	1.14	(0.10)	–	–	(0.10)	1.04	9.54
R3	8.46	0.02	–	1.08	1.10	(0.05)	–	–	(0.05)	1.05	9.51
R4	8.48	0.03	–	1.08	1.11	(0.07)	–	–	(0.07)	1.04	9.52
R5	8.49	0.05	–	1.08	1.13	(0.09)	–	–	(0.09)	1.04	9.53
Y	8.50	0.05	–	1.09	1.14	(0.10)	–	–	(0.10)	1.04	9.54

For the Year Ended October 31, 2010 (E)
A	7.35	0.05	–	1.14	1.19	(0.08)	–	–	(0.08)	1.11	8.46
B	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
C	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
I	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50
R3	7.35	0.02	–	1.15	1.17	(0.06)	–	–	(0.06)	1.11	8.46
R4	7.36	0.04	–	1.16	1.20	(0.08)	–	–	(0.08)	1.12	8.48
R5	7.37	0.06	–	1.15	1.21	(0.09)	–	–	(0.09)	1.12	8.49
Y	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50

For the Year Ended October 31, 2009 (E)
A	5.88	0.06	–	1.43	1.49	(0.02)	–	–	(0.02)	1.47	7.35
B	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
C	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
I	5.89	0.10	–	1.41	1.51	(0.02)	–	–	(0.02)	1.49	7.38
R3	5.87	0.06	–	1.42	1.48	–	–	–	–	1.48	7.35
R4	5.88	0.07	–	1.42	1.49	(0.01)	–	–	(0.01)	1.48	7.36
R5	5.88	0.09	–	1.42	1.51	(0.02)	–	–	(0.02)	1.49	7.37
Y	5.89	0.10	–	1.42	1.52	(0.03)	–	–	(0.03)	1.49	7.38

From (commencement of operations) June 30, 2008, through October 31, 2008
A(H)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
B(H)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
C(H)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
I(H)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
R3(H)	10.00	–	–	(4.13)	(4.13)	–	–	–	–	(4.13)	5.87
R4(H)	10.00	–	–	(4.12)	(4.12)	–	–	–	–	(4.12)	5.88
R5(H)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
Y(H)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on June 30, 2008.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.25	%(F)	$9,458	2.09	%(G)	1.40	%(G)	1.40	%(G)	0.70	%(G)	45%
12.79	(F)	1,384	2.80	(G)	2.12	(G)	2.12	(G)	(0.01	)(G)	–
12.72	(F)	1,820	2.83	(G)	2.14	(G)	2.14	(G)	(0.01	)(G)	–
13.54	(F)	1,118	1.69	(G)	1.01	(G)	1.01	(G)	1.10	(G)	–
13.10	(F)	1,027	2.39	(G)	1.65	(G)	1.65	(G)	0.45	(G)	–
13.21	(F)	1,023	2.09	(G)	1.35	(G)	1.35	(G)	0.75	(G)	–
13.46	(F)	979	1.78	(G)	1.05	(G)	1.05	(G)	1.05	(G)	–
13..53	(F)	9,815	1.68	(G)	1.00	(G)	1.00	(G)	1.10	(G)	–

16..31		8,005	2.29		1.58		1.58		0.58		155
15..36		1,177	3.01		2.32		2.32		(0.18)		–
15.43		1,452	3.05		2.33		2.33		(0.20)		–
16.69		880	1.90		1.21		1.21		0.90		–
16.02		906	2.59		1.81		1.81		0.30		–
16..38		877	2.29		1.55		1.55		0.57		–
16.61		863	1.99		1.28		1.28		0.83		–
16.69		8,650	1.89		1.20		1.20		0.92		–

25.40		8,740	3.10		1.65		1.65		0.99		161
24.53		989	3.80		2.40		2.40		0.34		–
24.53		1,127	3.80		2.40		2.40		0.36		–
25.84		755	2.70		1.30		1.30		1.55		–
25.26		735	3.39		1.90		1.90		0.96		–
25.43		745	3.09		1.65		1.65		1.20		–
25.81		740	2.80		1.40		1.40		1.46		–
25.86		7,408	2.70		1.30		1.30		1.55		–

(41.20	)(F)	2,528	2.01	(G)	1.57	(G)	1.57	(G)	0.26	(G)	67
(41.30	)(F)	591	2.74	(G)	2.31	(G)	2.31	(G)	(0.48	)(G)	–
(41.30	)(F)	611	2.75	(G)	2.32	(G)	2.32	(G)	(0.49	)(G)	–
(41.10	)(F)	589	1.74	(G)	1.30	(G)	1.30	(G)	0.53	(G)	–
(41.30	)(F)	588	2.44	(G)	1.90	(G)	1.90	(G)	(0.07	)(G)	–
(41.20	)(F)	588	2.14	(G)	1.65	(G)	1.65	(G)	0.18	(G)	–
(41.20	)(F)	588	1.84	(G)	1.40	(G)	1.40	(G)	0.43	(G)	–
(41.10	)(F)	5,886	1.74	(G)	1.30	(G)	1.30	(G)	0.52	(G)	–

31

The Hartford Diversified International Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

The Hartford Diversified International Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Diversified International Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,132.47	$7.42	$1,000.00	$1,017.84	$7.02	1.40%	181	365
Class B	$1,000.00	$1,127.95	$11.17	$1,000.00	$1,014.29	$10.58	2.12	181	365
Class C	$1,000.00	$1,127.18	$11.31	$1,000.00	$1,014.17	$10.70	2.14	181	365
Class I	$1,000.00	$1,135.37	$5.36	$1,000.00	$1,019.77	$5.07	1.01	181	365
Class R3	$1,000.00	$1,130.97	$8.72	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,132.06	$7.14	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R5	$1,000.00	$1,134.61	$5.56	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,135.27	$5.30	$1,000.00	$1,019.83	$5.01	1.00	181	365

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-DI11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Dividend and Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Dividend and Growth Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Dividend & Growth A#	15.85%	16.28%	4.40%	5.00%
Dividend & Growth A##		9.88%	3.22%	4.41%
Dividend & Growth B#	15.37%	15.32%	3.51%	NA*
Dividend & Growth B##		10.32%	3.16%	NA*
Dividend & Growth C#	15.41%	15.41%	3.62%	4.26%
Dividend & Growth C##		14.41%	3.62%	4.26%
Dividend & Growth I#	16.07%	16.61%	4.70%	5.15%
Dividend & Growth R3#	15.70%	15.97%	4.15%	5.14%
Dividend & Growth R4#	15.92%	16.38%	4.48%	5.30%
Dividend & Growth R5#	16.04%	16.74%	4.74%	5.44%
Dividend & Growth Y#	16.14%	16.82%	4.84%	5.49%
Russell 1000 Value Index	17.29%	15.24%	1.40%	4.31%
S&P 500 Index	16.35%	17.24%	2.95%	2.83%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Manager
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 15.85% for the six-month period ended April 30, 2011, before sales charge, underperforming the Fund’s benchmarks, the S&P 500 Index, which returned 16.35% for the same period and the Russell 1000 Value Index, which returned 17.29% for the same period. The Fund outperformed the 15.71% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities ended the period with strong gains. The implementation of further quantitative easing in the U.S., strong corporate earnings, and improving economic news out of Germany and the U.S. all served to support stocks, despite the earthquake and tsunami in Japan and the unrest in the Middle East and North Africa. The labor market exhibited modest improvement with the unemployment rate dropping to a near two-year low, at 8.8% in March 2011. Manufacturing and services also gained strength; however, the housing market continued to struggle.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+16.4%), mid-caps (+23.3%), and small-caps (+23.7%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period all ten sectors within the S&P 500 Index posted positive returns, led by Energy (+36%), Industrials (+22%), and Materials (+19%). Utilities (+7%) and Information Technology (+10%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 was primarily due to weak stock selection, particularly in Health Care, Industrials and Materials, which more than offset strong stock selection in the Information Technology and Financials sectors. Sector allocation contributed positively to relative results, specifically our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology. A modest cash position detracted from relative (i.e. performance of the Fund as measured against the benchmark) returns in an upward trending market.

The Fund’s top detractors from benchmark-relative performance included Teva Pharmaceuticals, (Health Care), AstraZeneca (Health Care), and Merck (Health Care). Shares of Teva Pharmaceuticals, the world’s largest maker of generic drugs, fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. AstraZeneca, a UK based global pharmaceutical company, saw its stock decline after the company pushed out the release of its anti-platelet drug Brilinta in the U.S. due to FDA delays. The company is also facing increased competition from generics. Shares of U.S.-based pharmaceutical company Merck fell as the company halted a trial of its anti-blood clotting drug, Vorapaxar, limiting upside growth. Information Technology stocks Cisco Systems and Hewlett-Packard were among the top detractors from absolute performance.

The Fund’s top contributors to benchmark-relative performance during the period were Baker Hughes (Energy), Google (Information Technology) and Chevron (Energy). Shares of Baker Hughes, a major oil field service company, gained on strong fourth quarter results driven by robust margin expansion and higher energy prices. Not owning benchmark component Google, the Internet search engine giant, helped relative results as the company’s first-quarter profit fell short of target due to a surge in operating expenses. Shares of Chevron, a leading integrated energy company, rose alongside of rising oil prices. Chevron’s recent acquisition of Atlas Energy gives the company acreage in one of the best shale plays at a reasonable cost. Exxon Mobil (Energy) was among the top contributors to absolute (i.e. total return) performance.

What is the outlook?

The stock market continued to rally during the period despite disruptions from the earthquake and its aftereffects in Japan. The Fund is positioned to be competitive in an up market but downside protection remains key to our discipline. The Fund remains positioned for moderate economic growth as we believe the Fed’s second round of quantitative easing is supporting financial markets and that stocks are a good hedge against inflation. We see improved supply and demand scenarios in natural gas due to the earthquake in Japan and in wireless telecom due to the merger of AT&T and T-Mobile. We believe that less attractive areas include retail, REITs and smartphones.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were to Health Care, Energy, and Utilities, while we remained underweight Information Technology, Consumer Staples, and Consumer Discretionary, relative to the benchmark.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.3%
Banks (Financials)	5.2
Capital Goods (Industrials)	8.6
Commercial & Professional Services (Industrials)	0.8
Diversified Financials (Financials)	5.5
Energy (Energy)	14.8
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	4.4
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	1.7
Insurance (Financials)	5.3
Materials (Materials)	2.6
Media (Consumer Discretionary)	4.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.1
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	2.8
Semiconductors & Semiconductor Equipment (Information Technology)	3.4
Software & Services (Information Technology)	7.5
Technology Hardware & Equipment (Information Technology)	3.2
Telecommunication Services (Services)	3.8
Transportation (Industrials)	2.4
Utilities (Utilities)	4.6
Short-Term Investments	2.4
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Dividend and Growth Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3%
	Automobiles & Components - 1.3%
1,116	Honda Motor Co., Ltd. ADR	$42,810
1,017	Johnson Controls, Inc.	41,713
		84,523
	Banks - 5.2%
1,453	PNC Financial Services Group, Inc.	90,574
1,836	US Bancorp	47,395
7,156	Wells Fargo & Co.	208,316
		346,285
	Capital Goods - 8.6%
1,067	Cooper Industries plc Class A	70,395
677	Deere & Co.	65,959
594	General Dynamics Corp.	43,277
4,043	General Electric Co.	82,675
849	Honeywell International, Inc.	51,954
163	Huntington Ingalls Industries, Inc. ●	6,514
402	Illinois Tool Works, Inc.	23,487
1,095	Northrop Grumman Corp.	69,640
1,078	Pentair, Inc.	43,284
739	Raytheon Co.	35,888
503	Siemens AG ADR	73,408
		566,481
	Commercial & Professional Services - 0.8%
1,405	Waste Management, Inc.	55,422

	Diversified Financials - 5.5%
6,142	Bank of America Corp.	75,420
188	Goldman Sachs Group, Inc.	28,450
3,557	JP Morgan Chase & Co.	162,315
724	Morgan Stanley	18,933
220	State Street Corp.	10,256
3,470	UBS AG ADR ●	69,408
		364,782
	Energy - 14.8%
1,228	Anadarko Petroleum Corp.	96,899
1,140	Baker Hughes, Inc.	88,278
857	Cenovus Energy, Inc.	32,909
2,170	Chevron Corp.	237,496
1,175	EnCana Corp. ADR	39,376
2,827	Exxon Mobil Corp.	248,775
831	Nexen, Inc.	21,950
552	Occidental Petroleum Corp.	63,100
1,184	Total S.A. ADR	76,016
1,433	Ultra Petroleum Corp. ●	72,772
		977,571
	Food & Staples Retailing - 0.9%
1,565	CVS/Caremark Corp.	56,716

	Food, Beverage & Tobacco - 4.4%
409	Nestle S.A. ADR	25,415
1,628	PepsiCo, Inc.	112,125
1,421	Philip Morris International, Inc.	98,688
1,644	Unilever N.V. NY Shares ADR	54,259
		290,487
	Health Care Equipment & Services - 3.0%
1,546	Cardinal Health, Inc.	67,527
2,225	Medtronic, Inc.	92,898
749	UnitedHealth Group, Inc.	36,854
		197,279
	Household & Personal Products - 1.7%
258	Colgate-Palmolive Co.	21,796
1,355	Procter & Gamble Co.	87,922
		109,718
	Insurance - 5.3%
1,291	ACE Ltd.	86,810
853	Chubb Corp.	55,620
449	Marsh & McLennan Cos., Inc.	13,596
2,394	MetLife, Inc.	112,020
945	Principal Financial Group, Inc.	31,883
794	Prudential Financial, Inc.	50,374
		350,303
	Materials - 2.6%
845	Barrick Gold Corp.	43,078
1,205	Dow Chemical Co.	49,409
1,361	Owens-Illinois, Inc. ●	40,384
572	Rio Tinto plc ADR	41,884
		174,755
	Media - 4.1%
4,264	Comcast Corp. Class A	111,892
5,050	News Corp. Class A	89,984
264	Omnicom Group, Inc.	12,971
1,420	Time Warner, Inc.	53,755
		268,602
	Pharmaceuticals, Biotechnology & Life Sciences - 11.1%
1,463	AstraZeneca plc ADR	72,916
1,749	Bristol-Myers Squibb Co.	49,141
3,244	Eli Lilly & Co.	120,064
511	Hospira, Inc. ●	29,012
1,784	Johnson & Johnson	117,212
3,448	Merck & Co., Inc.	123,955
8,681	Pfizer, Inc.	181,959
866	Teva Pharmaceutical Industries Ltd. ADR	39,599
		733,858
	Real Estate - 0.3%
465	Plum Creek Timber Co., Inc.	20,037

	Retailing - 2.8%
2,495	Buck Holdings L.P. ⌂●†	5,943
2,845	Lowe's Co., Inc.	74,686
2,701	Staples, Inc.	57,101
906	Target Corp.	44,490
		182,220
	Semiconductors & Semiconductor Equipment - 3.4%
1,115	Analog Devices, Inc.	44,946
1,510	Intel Corp.	35,007
3,342	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	45,117
1,828	Texas Instruments, Inc.	64,945
995	Xilinx, Inc.	34,686
		224,701
	Software & Services - 7.5%
1,389	Accenture plc	79,331
1,239	Automatic Data Processing, Inc.	67,350
1,588	eBay, Inc. ●	54,641
1,077	IBM Corp.	183,783
4,212	Microsoft Corp.	109,599
		494,704
	Technology Hardware & Equipment - 3.2%
1,041	Avnet, Inc. ●	37,802

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Technology Hardware & Equipment - 3.2% - (continued)
3,572	Cisco Systems, Inc.		$62,728
773	Hewlett-Packard Co.		31,206
2,203	Nokia Corp. ADR		20,332
1,101	Qualcomm, Inc.		62,564
			214,632
	Telecommunication Services - 3.8%
8,053	AT&T, Inc.		250,606

	Transportation - 2.4%
770	FedEx Corp.		73,647
1,126	United Parcel Service, Inc. Class B		84,423
			158,070
	Utilities - 4.6%
1,628	Dominion Resources, Inc.		75,553
1,275	Exelon Corp.		53,724
1,227	NextEra Energy, Inc.		69,412
1,086	PG&E Corp.		50,061
974	PPL Corp.		26,711
1,224	Xcel Energy, Inc.		29,775
			305,236
	Total common stocks
	(cost $5,151,034)		$6,426,988

	Total long-term investments
	(cost $5,151,034)		$6,426,988

SHORT-TERM INVESTMENTS - 2.4%
	Repurchase Agreements - 2.4%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $28,487,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024
	- 2041, value of $29,057)
$28,487	0.04%, 4/29/2011		$28,487
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $64,160, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $65,443)
64,160	0.05%, 4/29/2011		64,160
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $66,584,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $67,916)
66,584	0.04%, 4/29/2011		66,584
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $395, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $403)
395	0.02%, 4/29/2011		395
			159,626
	Total short-term investments
	(cost $159,626)		$159,626

	Total investments
	(cost $5,310,660) ▲	99.7%	$6,586,614
	Other assets and liabilities	0.3%	22,125
	Total net assets	100.0%	$6,608,739

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.6% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $5,347,133 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,341,933
Unrealized Depreciation	(102,452)
Net Unrealized Appreciation	$1,239,481

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $5,943, which represents 0.09% of total net assets.

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$1,915

The aggregate value of these securities at April 30, 2011, was $5,943, which represents 0.09% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$6,426,988	$6,421,045	$–	$5,943
Short-Term Investments	159,626	–	159,626	–
Total	$6,586,614	$6,421,045	$159,626	$5,943

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2011
Assets:
Common Stocks	$5,751	$472	$413	*	$—	$—	$(693)	$—	$—	$5,943
Total	$5,751	$472	$413		$—	$—	$(693)	$—	$—	$5,943

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $413.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,310,660)	$6,586,614
Cash	890
Receivables:
Investment securities sold	17,487
Fund shares sold	10,000
Dividends and interest	8,806
Other assets	257
Total assets	6,624,054
Liabilities:
Payables:
Investment securities purchased	5,449
Fund shares redeemed	8,017
Investment management fees	552
Dividends	—
Administrative fees	4
Distribution fees	189
Accrued expenses	1,104
Total liabilities	15,315
Net assets	$6,608,739
Summary of Net Assets:
Capital stock and paid-in-capital	$5,637,520
Accumulated undistributed net investment income	8,780
Accumulated net realized loss on investments and foreign currency transactions	(313,515)
Unrealized appreciation of investments	1,275,954
Net assets	$6,608,739

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.64/$21.84
Shares outstanding	156,044
Net assets	$3,220,925
Class B: Net asset value per share	$20.31
Shares outstanding	8,759
Net assets	$177,850
Class C: Net asset value per share	$20.23
Shares outstanding	17,569
Net assets	$355,474
Class I: Net asset value per share	$20.58
Shares outstanding	70,571
Net assets	$1,452,208
Class R3: Net asset value per share	$20.81
Shares outstanding	2,589
Net assets	$53,883
Class R4: Net asset value per share	$20.89
Shares outstanding	4,369
Net assets	$91,269
Class R5: Net asset value per share	$20.93
Shares outstanding	3,984
Net assets	$83,385
Class Y: Net asset value per share	$20.94
Shares outstanding	56,059
Net assets	$1,173,745

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$75,079
Interest	121
Less: Foreign tax withheld	(1,081)
Total investment income	74,119

Expenses:
Investment management fees	18,749
Administrative services fees	136
Transfer agent fees	4,146
Distribution fees
Class A	3,778
Class B	907
Class C	1,665
Class R3	109
Class R4	93
Custodian fees	5
Accounting services fees	476
Registration and filing fees	190
Board of Directors' fees	51
Audit fees	44
Other expenses	467
Total expenses (before waivers and fees paid indirectly)	30,816
Expense waivers	(10)
Transfer agent fee waivers	(38)
Commission recapture	(49)
Total waivers and fees paid indirectly	(97)
Total expenses, net	30,719
Net Investment Income	43,400
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	203,418
Net realized gain on foreign currency contracts	48
Net realized loss on other foreign currency transactions	(53)
Net Realized Gain on Investments and Foreign Currency Transactions	203,413
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	655,268
Net Changes in Unrealized Appreciation of Investments	655,268
Net Gain on Investments and Foreign Currency Transactions	858,681
Net Increase in Net Assets Resulting from Operations	$902,081

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$43,400	$77,105
Net realized gain on investments and foreign currency transactions	203,413	200,136
Net unrealized appreciation of investments	655,268	361,510
Net Increase In Net Assets Resulting From Operations	902,081	638,751
Distributions to Shareholders:
From net investment income
Class A	(19,378)	(39,914)
Class B	(375)	(1,150)
Class C	(980)	(2,232)
Class I	(10,076)	(15,450)
Class R3	(228)	(205)
Class R4	(480)	(629)
Class R5	(591)	(61)
Class Y	(9,065)	(16,748)
Total distributions	(41,173)	(76,389)
Capital Share Transactions:
Class A	(57,408)	(90,356)
Class B	(30,266)	(78,559)
Class C	(6,274)	(4,891)
Class I	142,950	372,625
Class R3	13,880	26,982
Class R4	23,336	33,638
Class R5	7,791	62,737
Class Y	1,633	178,403
Net increase from capital share transactions	95,642	500,579
Proceeds from regulatory settlements	—	2
Net Increase In Net Assets	956,550	1,062,943
Net Assets:
Beginning of period	5,652,189	4,589,246
End of period	$6,608,739	$5,652,189
Accumulated undistributed (distribution in excess of) net investment income (loss)	$8,780	$6,553

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or

12

independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued
April 30, 2011 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$48	$—	$—	$—	$—	$48
Total	$—	$48	$—	$—	$—	$—	$48

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns

16

of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$76,389	$62,323

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,554
Accumulated Capital Losses *	(480,456)
Unrealized Appreciation †	584,213
Total Accumulated Earnings	$110,311

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$90
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(90)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$95,054
2016	19,011
2017	366,391
Total	$480,456

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $198,353 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.08%
Class B Shares	1.96
Class C Shares	1.82
Class I Shares	0.80
Class R3 Shares	1.35
Class R4 Shares	1.05
Class R5 Shares	0.75
Class Y Shares	0.66

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $5,678 and contingent deferred sales charges of $137 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $74. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

20

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	16.17%
Class B	0.03	15.19
Class C	0.03	15.39
Class I	0.03	16.64
Class Y	0.03	16.65

8.	Affiliate Holdings:

As of April 30, 2011, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 33,596 Class Y shares of the Fund.

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$950,327
Sales Proceeds Excluding U.S. Government Obligations	915,035

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	12,439	976	(16,383)	—	(2,968)	28,752	2,273	(36,459)	—	(5,434)
Amount	$241,475	$18,876	$(317,759)	$—	$(57,408)	$494,869	$38,965	$(624,190)	$—	$(90,356)
Class B
Shares	189	19	(1,798)	—	(1,590)	338	66	(5,030)	—	(4,626)
Amount	$3,597	$359	$(34,222)	$—	$(30,266)	$5,729	$1,116	$(85,404)	$—	$(78,559)
Class C
Shares	1,554	48	(1,939)	—	(337)	3,126	121	(3,564)	—	(317)
Amount	$29,567	$900	$(36,741)	$—	$(6,274)	$52,810	$2,034	$(59,735)	$—	$(4,891)
Class I
Shares	11,707	504	(4,814)	—	7,397	28,835	878	(7,759)	—	21,954
Amount	$226,529	$9,724	$(93,303)	$—	$142,950	$490,756	$14,999	$(133,130)	$—	$372,625
Class R3
Shares	968	11	(267)	—	712	1,712	10	(165)	—	1,557
Amount	$18,933	$210	$(5,263)	$—	$13,880	$29,661	$182	$(2,861)	$—	$26,982
Class R4
Shares	1,634	15	(460)	—	1,189	2,359	23	(396)	—	1,986
Amount	$32,079	$303	$(9,046)	$—	$23,336	$40,137	$393	$(6,892)	$—	$33,638
Class R5
Shares	583	30	(226)	—	387	3,542	3	(68)	—	3,477
Amount	$11,689	$587	$(4,485)	$—	$7,791	$63,889	$59	$(1,211)	$—	$62,737
Class Y
Shares	5,740	412	(6,097)	—	55	18,507	918	(9,325)	—	10,100
Amount	$113,366	$8,086	$(119,819)	$—	$1,633	$324,215	$15,933	$(161,745)	$—	$178,403
Total
Shares	34,814	2,015	(31,984)	—	4,845	87,171	4,292	(62,766)	—	28,697
Amount	$677,235	$39,045	$(620,638)	$—	$95,642	$1,502,066	$73,681	$(1,075,168)	$—	$500,579

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	473	$9,199
For the Year Ended October 31, 2010	1,667	$28,961

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $2, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities

22

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$17.93	$0.13	$–	$2.70	$2.83	$(0.12)	$–	$–	$(0.12)	$2.71	$20.64
B	17.64	0.05	–	2.66	2.71	(0.04)	–	–	(0.04)	2.67	20.31
C	17.58	0.06	–	2.65	2.71	(0.06)	–	–	(0.06)	2.65	20.23
I	17.87	0.15	–	2.71	2.86	(0.15)	–	–	(0.15)	2.71	20.58
R3	18.08	0.10	–	2.73	2.83	(0.10)	–	–	(0.10)	2.73	20.81
R4	18.14	0.13	–	2.75	2.88	(0.13)	–	–	(0.13)	2.75	20.89
R5	18.18	0.16	–	2.75	2.91	(0.16)	–	–	(0.16)	2.75	20.93
Y	18.18	0.17	–	2.75	2.92	(0.16)	–	–	(0.16)	2.76	20.94

For the Year Ended October 31, 2010
A	16.03	0.25	–	1.90	2.15	(0.25)	–	–	(0.25)	1.90	17.93
B	15.76	0.11	–	1.86	1.97	(0.09)	–	–	(0.09)	1.88	17.64
C	15.72	0.12	–	1.86	1.98	(0.12)	–	–	(0.12)	1.86	17.58
I	15.98	0.29	–	1.90	2.19	(0.30)	–	–	(0.30)	1.89	17.87
R3	16.18	0.19	–	1.93	2.12	(0.22)	–	–	(0.22)	1.90	18.08
R4	16.22	0.25	–	1.93	2.18	(0.26)	–	–	(0.26)	1.92	18.14
R5	16.24	0.29	–	1.96	2.25	(0.31)	–	–	(0.31)	1.94	18.18
Y	16.25	0.32	–	1.93	2.25	(0.32)	–	–	(0.32)	1.93	18.18

For the Year Ended October 31, 2009
A	14.56	0.26	–	1.47	1.73	(0.26)	–	–	(0.26)	1.47	16.03
B	14.32	0.14	–	1.44	1.58	(0.14)	–	–	(0.14)	1.44	15.76
C	14.28	0.15	–	1.45	1.60	(0.16)	–	–	(0.16)	1.44	15.72
I	14.52	0.33	–	1.44	1.77	(0.31)	–	–	(0.31)	1.46	15.98
R3	14.71	0.25	–	1.46	1.71	(0.24)	–	–	(0.24)	1.47	16.18
R4	14.73	0.28	–	1.48	1.76	(0.27)	–	–	(0.27)	1.49	16.22
R5	14.75	0.33	–	1.47	1.80	(0.31)	–	–	(0.31)	1.49	16.24
Y	14.75	0.35	–	1.48	1.83	(0.33)	–	–	(0.33)	1.50	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	–	(7.32)	(7.01)	(0.31)	(1.24)	–	(1.55)	(8.56)	14.56
B	22.76	0.14	–	(7.21)	(7.07)	(0.13)	(1.24)	–	(1.37)	(8.44)	14.32
C	22.72	0.17	–	(7.21)	(7.04)	(0.16)	(1.24)	–	(1.40)	(8.44)	14.28
I	23.07	0.34	–	(7.27)	(6.93)	(0.38)	(1.24)	–	(1.62)	(8.55)	14.52
R3	23.37	0.23	–	(7.40)	(7.17)	(0.25)	(1.24)	–	(1.49)	(8.66)	14.71
R4	23.39	0.32	–	(7.42)	(7.10)	(0.32)	(1.24)	–	(1.56)	(8.66)	14.73
R5	23.41	0.35	–	(7.40)	(7.05)	(0.37)	(1.24)	–	(1.61)	(8.66)	14.75
Y	23.41	0.37	–	(7.40)	(7.03)	(0.39)	(1.24)	–	(1.63)	(8.66)	14.75

For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	–	(1.61)	1.64	23.12
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	–	(1.43)	1.59	22.76
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	–	(1.46)	1.59	22.72
I	21.46	0.36	–	2.98	3.34	(0.39)	(1.34)	–	(1.73)	1.61	23.07
R3(I)	21.14	0.15	–	2.25	2.40	(0.17)	–	–	(0.17)	2.23	23.37
R4(I)	21.14	0.21	–	2.26	2.47	(0.22)	–	–	(0.22)	2.25	23.39
R5(I)	21.14	0.26	–	2.26	2.52	(0.25)	–	–	(0.25)	2.27	23.41
Y	21.72	0.37	–	3.02	3.39	(0.36)	(1.34)	–	(1.70)	1.69	23.41

For the Year Ended October 31, 2006 (J)
A	19.10	0.26	–	3.14	3.40	(0.26)	(0.76)	–	(1.02)	2.38	21.48
B	18.84	0.09	–	3.10	3.19	(0.10)	(0.76)	–	(0.86)	2.33	21.17
C	18.81	0.12	–	3.08	3.20	(0.12)	(0.76)	–	(0.88)	2.32	21.13
I(K)	20.48	0.03	–	1.03	1.06	(0.08)	–	–	(0.08)	0.98	21.46
Y	19.30	0.35	–	3.18	3.53	(0.35)	(0.76)	–	(1.11)	2.42	21.72

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

15.85	%(E)	$3,220,925	1.08	%(F)	1.08	%(F)	1.08	%(F)	1.36	%(F)	15%
15.37	(E)	177,850	2.00	(F)	1.96	(F)	1.96	(F)	0.50	(F)	–
15.41	(E)	355,474	1.82	(F)	1.82	(F)	1.82	(F)	0.62	(F)	–
16.07	(E)	1,452,208	0.80	(F)	0.80	(F)	0.80	(F)	1.63	(F)	–
15.70	(E)	53,883	1.37	(F)	1.35	(F)	1.35	(F)	1.06	(F)	–
15.92	(E)	91,269	1.06	(F)	1.05	(F)	1.05	(F)	1.36	(F)	–
16.04	(E)	83,385	0.76	(F)	0.75	(F)	0.75	(F)	1.68	(F)	–
16.14	(E)	1,173,745	0.66	(F)	0.66	(F)	0.66	(F)	1.78	(F)	–

13.46		2,850,636	1.11		1.11		1.11		1.46		33
12.54		182,506	2.02		1.97		1.97		0.63		–
12.65		314,729	1.85		1.85		1.85		0.71		–
13.78		1,129,059	0.82		0.82		0.82		1.71		–
13.15		33,933	1.39		1.38		1.38		1.06		–
13.51		57,684	1.07		1.06		1.06		1.46		–
13.93		65,379	0.78		0.78		0.78		0.81		–
13.96		1,018,263	0.67		0.67		0.67		1.88		–

12.17		2,635,571	1.17		1.17		1.17		1.88		33	(G)
11.22		236,026	2.14		1.99		1.99		1.10		–
11.37		286,465	1.92		1.92		1.92		1.13		–
12.52		658,690	0.85		0.85		0.85		1.96		–
11.84		5,171	1.47		1.47		1.47		1.26		–
12.27		19,372	1.09		1.09		1.09		1.85		–
12.55		1,947	0.80		0.80		0.80		2.07		–
12.73		746,004	0.69		0.69		0.69		2.30		–

(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		1.97		0.73		–
(32.80)		221,895	1.83		1.83		1.83		0.87		–
(32.02)		167,989	0.82		0.82		0.82		1.77		–
(32.53)		455	1.58		1.50		1.50		1.16		–
(32.25)		8,410	1.09		1.09		1.09		1.63		–
(32.06)		310	0.80		0.80		0.80		1.94		–
(31.99)		494,110	0.69		0.69		0.69		2.01		–

16.20	(H)	3,236,757	1.09		1.09		1.09		1.35		24
15.22	(H)	395,552	1.95		1.95		1.95		0.50		–
15.42	(H)	365,443	1.82		1.82		1.82		0.62		–
16.67	(H)	1,899	0.77		0.77		0.77		1.50		–
11.38	(E)	177	1.40	(F)	1.40	(F)	1.40	(F)	0.63	(F)	–
11.70	(E)	1,994	1.09	(F)	1.09	(F)	1.09	(F)	0.72	(F)	–
11.99	(E)	193	0.82	(F)	0.82	(F)	0.82	(F)	0.98	(F)	–
16.68	(H)	255,138	0.69		0.69		0.69		1.72		–

18.63		2,626,634	1.14		1.14		1.14		1.32		29
17.63		365,678	1.99		1.99		1.99		0.48		–
17.75		317,139	1.87		1.87		1.87		0.60		–
5.20	(E)	11	1.08	(F)	0.98	(F)	0.98	(F)	0.59	(F)	–
19.15		133,376	0.71		0.71		0.71		1.75		–

25

The Hartford Dividend and Growth Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)
During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Per share amounts have been calculated using average shares outstanding method.
(K)	Commenced operations on August 31, 2006.

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,158.50	$5.79	$1,000.00	$1,019.43	$5.41	1.08%	181	365
Class B	$1,000.00	$1,153.73	$10.45	$1,000.00	$1,015.09	$9.77	1.96	181	365
Class C	$1,000.00	$1,154.12	$9.74	$1,000.00	$1,015.75	$9.12	1.82	181	365
Class I	$1,000.00	$1,160.65	$4.27	$1,000.00	$1,020.84	$3.99	0.80	181	365
Class R3	$1,000.00	$1,157.03	$7.22	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R4	$1,000.00	$1,159.16	$5.62	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class R5	$1,000.00	$1,160.42	$4.02	$1,000.00	$1,021.07	$3.76	0.75	181	365
Class Y	$1,000.00	$1,161.44	$3.53	$1,000.00	$1,021.53	$3.30	0.66	181	365

30

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-DG11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Equity Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Equity Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Equity Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Equity Growth Allocation A#	17.70%	20.34%	2.97%	6.39%
Equity Growth Allocation A##		13.72%	1.81%	5.53%
Equity Growth Allocation B#	17.22%	19.43%	2.23%	5.64%
Equity Growth Allocation B##		14.43%	1.87%	5.64%
Equity Growth Allocation C#	17.29%	19.51%	2.23%	5.64%
Equity Growth Allocation C##		18.51%	2.23%	5.64%
Equity Growth Allocation I#	17.94%	20.80%	3.33%	6.66%
Equity Growth Allocation R3#	17.63%	20.17%	2.76%	6.23%
Equity Growth Allocation R4#	17.67%	20.43%	3.02%	6.43%
Equity Growth Allocation R5#	17.85%	20.82%	3.29%	6.63%
S&P 500 Index	16.35%	17.24%	2.95%	4.98%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Equity Growth Allocation Fund returned 17.70%, before sales charges, for the six-month period ended April 30, 2011. In comparison, the Fund’s benchmark, the S&P 500 Index returned 16.35%, while the average return for the Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund, was 16.89%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ending 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching for inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, we believe the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

3

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	5.4%
SPDR Dow Jones International Real Estate	2.2
SPDR Dow Jones REIT	0.8
The Hartford Capital Appreciation Fund, Class Y	12.3
The Hartford Capital Appreciation II Fund, Class Y	1.2
The Hartford Disciplined Equity Fund, Class Y	3.7
The Hartford Dividend and Growth Fund, Class Y	2.8
The Hartford Equity Income Fund, Class Y	3.7
The Hartford Fundamental Growth Fund, Class Y	1.2
The Hartford Global Growth Fund, Class Y	3.7
The Hartford Global Research Fund, Class Y	1.6
The Hartford Growth Fund, Class Y	1.4
The Hartford Growth Opportunities Fund, Class Y	3.7
The Hartford International Opportunities Fund, Class Y	3.7
The Hartford International Small Company Fund, Class Y	5.3
The Hartford International Value Fund, Class Y	2.0
The Hartford MidCap Fund, Class Y	2.0
The Hartford MidCap Value Fund, Class Y	3.5
The Hartford Small Company Fund, Class Y	7.7
The Hartford Small/Mid Cap Equity Fund, Class Y	4.2
The Hartford SmallCap Growth Fund, Class Y	5.4
The Hartford Value Fund, Class Y	19.0
The Hartford Value Opportunities Fund, Class Y	1.8
Vanguard Emerging Markets	1.8
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Equity Growth Allocation Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 89.9%
EQUITY FUNDS - 89.9%
827	The Hartford Capital Appreciation Fund, Class Y●		$32,766
209	The Hartford Capital Appreciation II Fund, Class Y●		3,276
697	The Hartford Disciplined Equity Fund, Class Y		9,999
352	The Hartford Dividend and Growth Fund, Class Y		7,371
699	The Hartford Equity Income Fund, Class Y	.	9,762
266	The Hartford Fundamental Growth Fund, Class Y●		3,333
553	The Hartford Global Growth Fund, Class Y	.	9,835
404	The Hartford Global Research Fund, Class Y		4,410
185	The Hartford Growth Fund, Class Y●		3,715
313	The Hartford Growth Opportunities Fund, Class Y		9,820
602	The Hartford International Opportunities Fund, Class Y		10,005
979	The Hartford International Small Company Fund, Class Y		14,031
402	The Hartford International Value Fund, Class Y		5,366
198	The Hartford MidCap Fund, Class Y●		5,281
702	The Hartford MidCap Value Fund, Class Y		9,333
831	The Hartford Small Company Fund, Class Y●		20,440
956	The Hartford Small/Mid Cap Equity Fund, Class Y		11,223
389	The Hartford SmallCap Growth Fund, Class Y●		14,283
4,088	The Hartford Value Fund, Class Y		50,529
322	The Hartford Value Opportunities Fund, Class Y		4,785
	Total equity funds
	(cost $196,216)		$239,563

	Total investments in affiliated investment companies
	(cost $196,216)		$239,563

EXCHANGE TRADED FUNDS - 10.2%
453	Powershares DB Commodity Index Tracking Fund ●		$14,464
143	SPDR Dow Jones International Real Estate		5,934
28	SPDR Dow Jones REIT		1,950
92	Vanguard Emerging Markets		4,673
	Total exchange traded funds
	(cost $20,643)		$27,021

	Total long-term investments
	(cost $216,859)		$266,584

	Total investments
	(cost $216,859) ▲	100.1%	$266,584
	Other assets and liabilities	(0.1)%	(211)
	Total net assets	100.0%	$266,373

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $217,698 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$49,874
Unrealized Depreciation	(988)
Net Unrealized Appreciation	$48,886

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$239,563	$239,563	$–	$–
Exchange Traded Funds	27,021	27,021	–	–
Total	$266,584	$266,584	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $20,643)	$27,021
Investments in underlying affiliated funds, at market value (cost $196,216)	239,563
Receivables:
Investment securities sold	288
Fund shares sold	209
Other assets	69
Total assets	267,150
Liabilities:
Payables:
Investment securities purchased	92
Fund shares redeemed	600
Investment management fees	5
Administrative fees	—
Distribution fees	19
Accrued expenses	61
Total liabilities	777
Net assets	$266,373
Summary of Net Assets:
Capital stock and paid-in-capital	$256,845
Accumulated net investment loss	(44)
Accumulated net realized loss on investments	(40,153)
Unrealized appreciation of investments	49,725
Net assets	$266,373

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.90/$13.65
Shares outstanding	12,096
Net assets	$156,033
Class B: Net asset value per share	$12.66
Shares outstanding	2,566
Net assets	$32,478
Class C: Net asset value per share	$12.62
Shares outstanding	4,766
Net assets	$60,165
Class I: Net asset value per share	$12.95
Shares outstanding	65
Net assets	$842
Class R3: Net asset value per share	$12.81
Shares outstanding	366
Net assets	$4,681
Class R4: Net asset value per share	$12.85
Shares outstanding	574
Net assets	$7,375
Class R5: Net asset value per share	$12.94
Shares outstanding	371
Net assets	$4,799

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$438
Dividends from underlying affiliated funds	682
Total investment income	1,120

Expenses:
Investment management fees	187
Administrative services fees	11
Transfer agent fees	240
Distribution fees
Class A	181
Class B	157
Class C	281
Class R3	10
Class R4	9
Custodian fees	—
Accounting services fees	15
Registration and filing fees	42
Board of Directors' fees	3
Audit fees	4
Other expenses	24
Total expenses	1,164
Net Investment Loss	(44)
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	5
Net realized gain on investments in underlying affiliated funds	3,311
Net realized loss on investments in securities	(244)
Net Realized Gain on Investments	3,072
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	37,328
Net Changes in Unrealized Appreciation of Investments	37,328
Net Gain on Investments	40,400
Net Increase in Net Assets Resulting from Operations	$40,356

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(44)	$(120)
Net realized gain (loss) on investments	3,072	(10,423)
Net unrealized appreciation of investments	37,328	45,966
Net Increase In Net Assets Resulting From Operations	40,356	35,423
Distributions to Shareholders:
Class A	—	(263)
Class I	—	(3)
Class R3	—	(1)
Class R4	—	(14)
Class R5	—	(32)
From net realized gain on investments
Class A	—	—
Total distributions	—	(313)
Capital Share Transactions:
Class A	(3,518)	(8,235)
Class B	(2,723)	(4,580)
Class C	(2,467)	(4,490)
Class I	(104)	79
Class R3	490	2,294
Class R4	(580)	1,486
Class R5	(13)	(2,494)
Net decrease from capital share transactions	(8,915)	(15,940)
Net Increase In Net Assets	31,441	19,170
Net Assets:
Beginning of period	234,932	215,762
End of period	$266,373	$234,932
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(44)	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011.

12

Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$313	$1,575
Long-Term Capital Gains *	—	1,948

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(42,386)
Unrealized Appreciation †	11,558
Total Accumulated Deficit	$(30,828)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$121
Capital Stock and Paid-In-Capital	(121)

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$31,808
2018	10,578
Total	$42,386

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

14

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.75%	1.45%	1.15%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $351 and contingent deferred sales charges of $30 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $19. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	10

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$25,502
Sales Proceeds Excluding U.S. Government Obligations	33,878

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,062	—	(1,361)	—	(299)	2,016	25	(2,865)	—	(824)
Amount	$12,755	$—	$(16,273)	$—	$(3,518)	$20,554	$258	$(29,047)	$—	$(8,235)
Class B
Shares	26	—	(256)	—	(230)	41	—	(497)	—	(456)
Amount	$307	$—	$(3,030)	$—	$(2,723)	$411	$—	$(4,991)	$—	$(4,580)
Class C
Shares	406	—	(623)	—	(217)	631	—	(1,087)	—	(456)
Amount	$4,782	$—	$(7,249)	$—	$(2,467)	$6,342	$—	$(10,832)	$—	$(4,490)
Class I
Shares	38	—	(47)	—	(9)	33	—	(26)	—	7
Amount	$455	$—	$(559)	$—	$(104)	$340	$3	$(264)	$—	$79
Class R3
Shares	58	—	(17)	—	41	319	—	(94)	—	225
Amount	$700	$—	$(210)	$—	$490	$3,253	$1	$(960)	$—	$2,294
Class R4
Shares	62	—	(111)	—	(49)	230	1	(89)	—	142
Amount	$742	$—	$(1,322)	$—	$(580)	$2,376	$14	$(904)	$—	$1,486
Class R5
Shares	42	—	(44)	—	(2)	109	3	(348)	—	(236)
Amount	$504	$—	$(517)	$—	$(13)	$1,108	$33	$(3,635)	$—	$(2,494)
Total
Shares	1,694	—	(2,459)	—	(765)	3,379	29	(5,006)	—	(1,598)
Amount	$20,245	$—	$(29,160)	$—	$(8,915)	$34,384	$309	$(50,633)	$—	$(15,940)

16

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	20	$236
For the Year Ended October 31, 2010	41	$417

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

18

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19

The Hartford Equity Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$10.96	$0.01	$–	$1.93	$1.94	$–	$–	$–	$–	$1.94	$12.90
B	10.80	(0.03)	–	1.89	1.86	–	–	–	–	1.86	12.66
C	10.76	(0.03)	–	1.89	1.86	–	–	–	–	1.86	12.62
I	10.98	0.05	–	1.92	1.97	–	–	–	–	1.97	12.95
R3	10.89	–	–	1.92	1.92	–	–	–	–	1.92	12.81
R4	10.92	0.02	–	1.91	1.93	–	–	–	–	1.93	12.85
R5	10.98	0.03	–	1.93	1.96	–	–	–	–	1.96	12.94

For the Year Ended October 31, 2010 (G)
A	9.35	0.02	–	1.61	1.63	(0.02)	–	–	(0.02)	1.61	10.96
B	9.27	(0.06)	–	1.59	1.53	–	–	–	–	1.53	10.80
C	9.23	(0.05)	–	1.58	1.53	–	–	–	–	1.53	10.76
I	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98
R3	9.31	(0.01)	–	1.60	1.59	(0.01)	–	–	(0.01)	1.58	10.89
R4	9.32	0.03	–	1.60	1.63	(0.03)	–	–	(0.03)	1.60	10.92
R5	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98

For the Year Ended October 31, 2009 (G)
A	8.29	0.08	–	1.14	1.22	(0.08)	(0.08)	–	(0.16)	1.06	9.35
B	8.19	0.03	–	1.13	1.16	–	(0.08)	–	(0.08)	1.08	9.27
C	8.19	0.04	–	1.10	1.14	(0.02)	(0.08)	–	(0.10)	1.04	9.23
I	8.31	0.89	–	0.36	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36
R3	8.25	0.06	–	1.14	1.20	(0.06)	(0.08)	–	(0.14)	1.06	9.31
R4	8.27	0.07	–	1.15	1.22	(0.09)	(0.08)	–	(0.17)	1.05	9.32
R5	8.31	0.10	–	1.15	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36

For the Year Ended October 31, 2008 (G)
A	15.55	0.01	–	(5.82)	(5.81)	(0.55)	(0.90)	–	(1.45)	(7.26)	8.29
B	15.40	(0.09)	–	(5.76)	(5.85)	(0.46)	(0.90)	–	(1.36)	(7.21)	8.19
C	15.39	(0.08)	–	(5.76)	(5.84)	(0.46)	(0.90)	–	(1.36)	(7.20)	8.19
I	15.59	(0.03)	–	(5.75)	(5.78)	(0.60)	(0.90)	–	(1.50)	(7.28)	8.31
R3	15.52	(0.02)	–	(5.80)	(5.82)	(0.55)	(0.90)	–	(1.45)	(7.27)	8.25
R4	15.56	(0.05)	–	(5.74)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.27
R5	15.60	(0.03)	–	(5.76)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.31

For the Year Ended October 31, 2007
A	13.21	0.03	–	2.83	2.86	(0.24)	(0.28)	–	(0.52)	2.34	15.55
B	13.10	(0.07)	–	2.81	2.74	(0.16)	(0.28)	–	(0.44)	2.30	15.40
C	13.10	(0.07)	–	2.80	2.73	(0.16)	(0.28)	–	(0.44)	2.29	15.39
I	13.22	0.19	–	2.71	2.90	(0.25)	(0.28)	–	(0.53)	2.37	15.59
R3(H)	13.24	(0.05)	–	2.33	2.28	–	–	–	–	2.28	15.52
R4(H)	13.24	(0.02)	–	2.34	2.32	–	–	–	–	2.32	15.56
R5(H)	13.24	(0.01)	–	2.37	2.36	–	–	–	–	2.36	15.60

For the Year Ended October 31, 2006
A	11.46	0.02	–	1.83	1.85	(0.09)	(0.01)	–	(0.10)	1.75	13.21
B	11.37	(0.12)	–	1.88	1.76	(0.02)	(0.01)	–	(0.03)	1.73	13.10
C	11.37	(0.12)	–	1.88	1.76	(0.02)	(0.01)	–	(0.03)	1.73	13.10
I(I)	12.59	(0.01)	–	0.64	0.63	–	–	–	–	0.63	13.22

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

17.70	%(E)	$156,033	0.68	%(F)	0.68	%(F)	0.68	%(F)	0.22	%(F)	10%
17.22	(E)	32,478	1.48	(F)	1.48	(F)	1.48	(F)	(0.57	) (F)	–
17.29	(E)	60,165	1.40	(F)	1.40	(F)	1.40	(F)	(0.50	) (F)	–
17.94	(E)	842	0.31	(F)	0.31	(F)	0.31	(F)	0.84	(F)	–
17.63	(E)	4,681	0.93	(F)	0.93	(F)	0.93	(F)	(0.06	) (F)	–
17.67	(E)	7,375	0.62	(F)	0.62	(F)	0.62	(F)	0.26	(F)	–
17.85	(E)	4,799	0.32	(F)	0.32	(F)	0.32	(F)	0.58	(F)	–

17.45		135,854	0.70		0.70		0.70		0.22		24
16.50		30,196	1.52		1.52		1.52		(0.60)		–
16.58		53,634	1.43		1.43		1.43		(0.51)		–
17.87		808	0.32		0.32		0.32		0.65		–
17.04		3,543	0.93		0.93		0.93		(0.07)		–
17.50		6,806	0.63		0.63		0.63		0.30		–
17.93		4,091	0.32		0.32		0.32		0.67		–

15.20		123,640	0.79		0.72		0.72		1.03		26
14.51		30,159	1.68		1.34		1.34		0.41		–
14.33		50,218	1.53		1.47		1.47		0.56		–
15.77		626	0.28		0.28		0.28		9.91		–
15.05		933	0.96		0.96		0.96		0.76		–
15.40		4,482	0.65		0.65		0.65		0.82		–
15.73		5,704	0.34		0.34		0.34		1.26		–

(40.92)		113,006	0.69		0.68		0.68		0.05		10
(41.40)		28,322	1.52		1.49		1.49		(0.72)		–
(41.35)		45,209	1.43		1.43		1.43		(0.66)		–
(40.73)		668	0.30		0.30		0.30		(0.29)		–
(41.10)		699	0.95		0.95		0.95		(0.13)		–
(40.92)		2,389	0.64		0.64		0.64		(0.40)		–
(40.78)		1,526	0.34		0.34		0.34		(0.26)		–

22.39		173,379	0.69		0.69		0.69		(0.06)		37
21.58		47,743	1.52		1.37		1.37		(0.72)		–
21.50		74,047	1.42		1.37		1.37		(0.72)		–
22.75		64	0.39		0.37		0.37		(0.15)		–
17.22	(E)	952	0.97	(F)	0.96	(F)	0.96	(F)	(0.91	) (F)	–
17.52	(E)	456	0.71	(F)	0.69	(F)	0.69	(F)	(0.64	) (F)	–
17.82	(E)	77	0.42	(F)	0.38	(F)	0.38	(F)	(0.33	) (F)	–

16.18		116,198	0.79		0.72		0.72		(0.34)		14
15.43		33,295	1.62		1.37		1.37		(0.93)		–
15.43		51,936	1.51		1.37		1.37		(0.92)		–
5.00	(E)	11	0.71	(F)	0.48	(F)	0.48	(F)	(0.45	) (F)	–

21

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

23

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

The Hartford Equity Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,177.01	$3.65	$1,000.00	$1,021.44	$3.39	0.68%	181	365
Class B	$1,000.00	$1,172.22	$7.99	$1,000.00	$1,017.43	$7.43	1.48	181	365
Class C	$1,000.00	$1,172.86	$7.53	$1,000.00	$1,017.87	$6.99	1.40	181	365
Class I	$1,000.00	$1,179.42	$1.65	$1,000.00	$1,023.28	$1.53	0.31	181	365
Class R3	$1,000.00	$1,176.31	$5.00	$1,000.00	$1,020.20	$4.64	0.93	181	365
Class R4	$1,000.00	$1,176.74	$3.36	$1,000.00	$1,021.71	$3.12	0.62	181	365
Class R5	$1,000.00	$1,178.51	$1.74	$1,000.00	$1,023.20	$1.62	0.32	181	365

25

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-EGA11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Equity Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Equity Income Fund inception 08/28/2003
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 8/28/03 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6	1	5	Since
	Month†	Year	year	Inception
Equity Income A#	16.67%	17.34%	4.48%	7.52%
Equity Income A##		10.89%	3.30%	6.73%
Equity Income B#	16.21%	16.39%	3.66%	NA*
Equity Income B##		11.39%	3.31%	NA*
Equity Income C#	16.31%	16.47%	3.74%	6.77%
Equity Income C##		15.47%	3.74%	6.77%
Equity Income I#	16.90%	17.64%	4.75%	7.70%
Equity Income R3#	16.48%	16.95%	4.26%	7.57%
Equity Income R4#	16.65%	17.32%	4.53%	7.76%
Equity Income R5#	16.84%	17.71%	4.83%	7.96%
Equity Income Y#	16.96%	17.78%	4.94%	8.03%
Russell 1000 Value Index	17.29%	15.24%	1.40%	6.76%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 16.67% before sales charge for the six-month period ended April 30, 2011, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 17.29% for the same period. The Fund outperformed the 15.71% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets ended the period higher as generally strong economic data and robust earnings reports were enough to offset concerns over the aftermath of the Japanese earthquake and tsunami and the impact of unrest in North Africa and the Middle East. Economic releases indicated continued momentum in the U.S. recovery: the labor market exhibited modest improvement while manufacturing and services also gained strength. However, the housing market continued to struggle.

In this environment, sector returns within the Russell 1000 Value Index diverged widely, with Energy (+38%) and Materials (+25%) performing the best. Utilities (+8%) and Consumer Staples (+10%) lagged on a relative basis during the period.

Stock selection, which was weak across eight of the ten broad economic sectors of the market, detracted from benchmark-relative performance. Stock selection was weakest within Health Care, Consumer Discretionary, and Consumer Staples and was strongest within Financials and Information Technology. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance, in part due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to Energy and Industrials.

Among the top detractors from benchmark-relative returns were Sysco (Consumer Staples), Microsoft (Information Technology), and Merck (Health Care). Shares of Sysco, a North American food distributor, fell as a result of an unexpected deceleration in volume growth and market concerns about the ability to pass-through food inflation costs. Shares of Microsoft came under pressure during the period as investors were concerned with Microsoft's ability to grow revenues going forward given a slowdown in the PC cycle and customers shifting their focus to smart phones. Disappointing results from clinical studies of Vorapaxar, one of Merck’s most visible pipeline products, weighed on share prices early in 2011. Stocks that detracted most from absolute (i.e. total return) returns also included PG&E (Utilities) and American Electric Power (Utilities).

Among the top contributors to relative (i.e. the Fund’s sector position was less than the benchmark position) returns were Exxon Mobil (Energy), Procter & Gamble (Consumer Staples), and Occidental Petroleum (Energy). Strong oil prices have led to higher earnings and cash flow expectations for Exxon Mobil, a large international integrated oil company, driving its share price higher. Shares of Procter & Gamble, a global consumer packaged goods company, underperformed the broader market as sales growth remained tepid and commodity cost inflation put pressure on margins. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the stock contributed positively to benchmark-relative results. Shares of Occidental Petroleum rose due to higher oil prices and growing comfort that recent production shortfalls are temporary. Top absolute contributors for the period also included Chevron (Energy).

What is the outlook?

As we entered 2011, equities were in the midst of a nearly-uninterrupted run dating back to the summer of last year. This rally had several distinguishing characteristics: developed markets led their emerging peers, oil and equities moved together, and gold, typically a counter-cyclical asset, gained alongside traditional risk assets. A series of global events, starting with turmoil and regime change in Egypt and culminating with the earthquake and its horrific aftermath in Japan, had a significant negative impact on market sentiment. Middle East and North Africa unrest served to accentuate market concerns over the energy supply/demand balance, prompting oil to return to its more traditional role as a risk to global economic expansion – a change seen in the dramatic shift to a negative correlation between oil and equities in late January. Gold also resumed its upward march after bottoming in late January, aided by the possibility that higher oil prices could add to global inflationary pressures. Emerging markets continued to trail their developed counterparts during the quarter, an indication that markets remain wary of slowdowns caused by further policy actions among emerging market governments to stem inflation.

At this point we do not expect a major downturn in equity markets, but there is some likelihood that we could move sideways with significant volatility until some of these issues are resolved. Stocks ultimately are driven by earnings. A meaningful trend in stock prices from here likely will require more clarity from corporate reports and real earnings.

Throughout this period we have maintained our focus on investing in companies with solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight Industrials, Consumer Staples, and Information Technology. Our largest underweights were Financials, Health Care, and Telecommunication Services, relative to the Russell 1000 Value index.

3

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	8.7%
Capital Goods (Industrials)	11.2
Commercial & Professional Services (Industrials)	2.5
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	5.9
Energy (Energy)	13.8
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	8.4
Household & Personal Products (Consumer Staples)	2.0
Insurance (Financials)	7.3
Materials (Materials)	3.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.1
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	5.3
Software & Services (Information Technology)	1.6
Telecommunication Services (Services)	3.2
Utilities (Utilities)	5.3
Short-Term Investments	1.2
Other Assets and Liabilities	0.8
Total	100.0%

4

The Hartford Equity Income Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Banks - 8.7%
303	BB&T Corp.	$8,165
132	M&T Bank Corp.	11,635
414	PNC Financial Services Group, Inc.	25,786
105	Toronto-Dominion Bank ADR	9,070
523	US Bancorp	13,495
1,007	Wells Fargo & Co.	29,302
		97,453
	Capital Goods - 11.2%
330	3M Co.	32,089
226	Eaton Corp.	12,114
1,151	General Electric Co.	23,544
334	Illinois Tool Works, Inc.	19,521
65	Lockheed Martin Corp.	5,167
87	PACCAR, Inc.	4,615
45	Schneider Electric S.A.	8,036
426	Tyco International Ltd.	20,739
		125,825
	Commercial & Professional Services - 2.5%
345	Republic Services, Inc.	10,896
441	Waste Management, Inc.	17,410
		28,306
	Consumer Durables & Apparel - 2.5%
335	Mattel, Inc.	8,957
269	Stanley Black & Decker, Inc.	19,557
		28,514
	Consumer Services - 1.1%
157	McDonald's Corp.	12,295

	Diversified Financials - 5.9%
77	BlackRock, Inc.	15,154
233	Credit Suisse Group ADR	10,581
27	Goldman Sachs Group, Inc.	4,123
803	JP Morgan Chase & Co.	36,618
		66,476
	Energy - 13.8%
445	Chevron Corp.	48,734
171	ConocoPhillips Holding Co.	13,502
417	Exxon Mobil Corp.	36,689
160	Marathon Oil Corp.	8,668
237	Occidental Petroleum Corp.	27,064
509	Royal Dutch Shell plc B Shares	19,820
		154,477
	Food & Staples Retailing - 1.4%
543	Sysco Corp.	15,695

	Food, Beverage & Tobacco - 8.4%
355	Altria Group, Inc.	9,528
382	General Mills, Inc.	14,726
591	Kraft Foods, Inc.	19,856
69	Molson Coors Brewing Co.	3,378
294	PepsiCo, Inc.	20,219
240	Philip Morris International, Inc.	16,659
305	Unilever N.V. NY Shares ADR	10,075
		94,441
	Household & Personal Products - 2.0%
237	Kimberly-Clark Corp.	15,639
102	Procter & Gamble Co.	6,613
		22,252
	Insurance - 7.3%
298	ACE Ltd.	20,028
333	Chubb Corp.	21,706
1,041	Marsh & McLennan Cos., Inc.	31,515
145	Swiss Re	8,652
		81,901
	Materials - 3.5%
201	E.I. DuPont de Nemours & Co.	11,414
238	Nucor Corp.	11,195
29	PPG Industries, Inc.	2,749
169	Sherwin-Williams Co.	13,915
		39,273
	Pharmaceuticals, Biotechnology & Life Sciences - 10.1%
252	AstraZeneca plc ADR	12,537
529	Johnson & Johnson	34,763
855	Merck & Co., Inc.	30,726
1,668	Pfizer, Inc.	34,959
		112,985
	Retailing - 4.2%
103	Genuine Parts Co.	5,526
839	Home Depot, Inc.	31,175
210	Nordstrom, Inc.	9,990
		46,691
	Semiconductors & Semiconductor Equipment - 5.3%
452	Analog Devices, Inc.	18,232
717	Intel Corp.	16,637
476	Maxim Integrated Products, Inc.	13,000
338	Xilinx, Inc.	11,772
		59,641
	Software & Services - 1.6%
701	Microsoft Corp.	18,237

	Telecommunication Services - 3.2%
905	AT&T, Inc.	28,169
262	Vodafone Group plc ADR	7,615
		35,784
	Utilities - 5.3%
196	American Electric Power Co., Inc.	7,161
134	Dominion Resources, Inc.	6,225
158	NextEra Energy, Inc.	8,918
219	Northeast Utilities	7,793
117	PG&E Corp.	5,377
102	PPL Corp.	2,790
287	UGI Corp.	9,570
506	Xcel Energy, Inc.	12,313
		60,147
	Total common stocks
	(cost $903,193)	$1,100,393

	Total long-term investments
	(cost $903,193)	$1,100,393

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.2%
	Repurchase Agreements - 1.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $2,405,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024
	- 2041, value of $2,453)
$2,405	0.04%, 4/29/2011		$2,405
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $5,416, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $5,524)
5,416	0.05%, 4/29/2011		5,416
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $5,621,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $5,733)
5,621	0.04%, 4/29/2011		5,621
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $33, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $34)
33	0.02%, 4/29/2011		33
			13,475
	Total short-term investments
	(cost $13,475)		$13,475

	Total investments
	(cost $916,668) ▲	99.2%	$1,113,868
	Other assets and liabilities	0.8%	8,666
	Total net assets	100.0%	$1,122,534

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.7% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $922,661 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$209,329
Unrealized Depreciation	(18,122)
Net Unrealized Appreciation	$191,207

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,100,393	$1,063,884	$36,509	$–
Short-Term Investments	13,475	–	13,475	–
Total	$1,113,868	$1,063,884	$49,984	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $916,668)	$1,113,868
Cash	269
Foreign currency on deposit with custodian (cost $456)	461
Receivables:
Investment securities sold	8,842
Fund shares sold	3,283
Dividends and interest	1,341
Other assets	87
Total assets	1,128,151
Liabilities:
Payables:
Investment securities purchased	3,335
Fund shares redeemed	1,945
Investment management fees	110
Administrative fees	—
Distribution fees	44
Accrued expenses	183
Total liabilities	5,617
Net assets	$1,122,534
Summary of Net Assets:
Capital stock and paid-in-capital	$1,004,972
Accumulated undistributed net investment income	1,760
Accumulated net realized loss on investments and foreign currency transactions	(81,403)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	197,205
Net assets	$1,122,534

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.87/$14.68
Shares outstanding	61,303
Net assets	$850,341
Class B: Net asset value per share	$13.85
Shares outstanding	2,353
Net assets	$32,579
Class C: Net asset value per share	$13.85
Shares outstanding	5,556
Net assets	$76,939
Class I: Net asset value per share	$13.83
Shares outstanding	3,318
Net assets	$45,881
Class R3: Net asset value per share	$13.91
Shares outstanding	317
Net assets	$4,402
Class R4: Net asset value per share	$13.91
Shares outstanding	397
Net assets	$5,522
Class R5: Net asset value per share	$13.94
Shares outstanding	75
Net assets	$1,044
Class Y: Net asset value per share	$13.96
Shares outstanding	7,581
Net assets	$105,826

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$15,229
Interest	12
Less: Foreign tax withheld	(225)
Total investment income	15,016

Expenses:
Investment management fees	3,613
Administrative services fees	6
Transfer agent fees	671
Distribution fees
Class A	971
Class B	158
Class C	330
Class R3	7
Class R4	4
Custodian fees	2
Accounting services fees	70
Registration and filing fees	80
Board of Directors' fees	9
Audit fees	10
Other expenses	82
Total expenses (before waivers and fees paid indirectly)	6,013
Expense waivers	(8)
Commission recapture	(6)
Total waivers and fees paid indirectly	(14)
Total expenses, net	5,999
Net Investment Income	9,017
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,037
Net realized gain on foreign currency contracts	121
Net realized loss on other foreign currency transactions	(105)
Net Realized Gain on Investments and Foreign Currency Transactions	17,053
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	128,106
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	5
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	128,111
Net Gain on Investments and Foreign Currency Transactions	145,164
Net Increase in Net Assets Resulting from Operations	$154,181

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$9,017	$15,146
Net realized gain on investments and foreign currency transactions	17,053	14,037
Net unrealized appreciation of investments and foreign currency transactions	128,111	76,923
Net Increase In Net Assets Resulting From Operations	154,181	106,106
Distributions to Shareholders:
From net investment income
Class A	(6,673)	(12,036)
Class B	(139)	(311)
Class C	(345)	(548)
Class I	(326)	(218)
Class R3	(21)	(13)
Class R4	(34)	(29)
Class R5	(9)	(4)
Class Y	(891)	(1,232)
Total distributions	(8,438)	(14,391)
Capital Share Transactions:
Class A	20,073	3,899
Class B	(3,095)	(6,727)
Class C	9,937	4,054
Class I	25,003	9,514
Class R3	2,264	1,116
Class R4	2,095	1,275
Class R5	224	655
Class Y	21,436	4,834
Net increase from capital share transactions	77,937	18,620
Net Increase In Net Assets	223,680	110,335
Net Assets:
Beginning of period	898,854	788,519
End of period	$1,122,534	$898,854
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,760	$1,181

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

11

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

12

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

14

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$121	$—	$—	$—	$—	$121
Total	$—	$121	$—	$—	$—	$—	$121

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$14,391	$18,169

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,181
Accumulated Capital Losses *	(92,463)
Unrealized Appreciation †	63,101
Total Accumulated Deficit	$(28,181)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

16

Amount
Accumulated Undistributed Net Investment Income	$(39)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	39

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$92,463
Total	$92,463

As of October 31, 2010, the Fund utilized $14,611 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.17%
Class B Shares	2.00
Class C Shares	1.89
Class I Shares	0.88
Class R3 Shares	1.50
Class R4 Shares	1.19
Class R5 Shares	0.88
Class Y Shares	0.78

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $2,840 and contingent deferred sales charges of $34 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class

18

B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $14. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$189,004
Sales Proceeds Excluding U.S. Government Obligations	118,186

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	7,924	503	(6,901)	—	1,526	14,147	1,023	(14,881)	—	289
Amount	$102,856	$6,526	$(89,309)	$—	$20,073	$162,465	$11,714	$(170,280)	$—	$3,899
Class B
Shares	121	10	(372)	—	(241)	168	26	(779)	—	(585)
Amount	$1,568	$133	$(4,796)	$—	$(3,095)	$1,923	$298	$(8,948)	$—	$(6,727)
Class C
Shares	1,180	24	(443)	—	761	1,194	41	(886)	—	349
Amount	$15,394	$307	$(5,764)	$—	$9,937	$13,665	$477	$(10,088)	$—	$4,054
Class I
Shares	2,280	15	(354)	—	1,941	1,097	16	(291)	—	822
Amount	$29,396	$202	$(4,595)	$—	$25,003	$12,694	$182	$(3,362)	$—	$9,514
Class R3
Shares	205	1	(32)	—	174	102	1	(7)	—	96
Amount	$2,677	$19	$(432)	$—	$2,264	$1,185	$13	$(82)	$—	$1,116
Class R4
Shares	277	2	(125)	—	154	118	2	(12)	—	108
Amount	$3,672	$23	$(1,600)	$—	$2,095	$1,387	$29	$(141)	$—	$1,275
Class R5
Shares	20	—	(3)	—	17	57	—	—	—	57
Amount	$256	$9	$(41)	$—	$224	$655	$4	$(4)	$—	$655
Class Y
Shares	1,645	66	(90)	—	1,621	1,929	107	(1,599)	—	437
Amount	$21,724	$871	$(1,159)	$—	$21,436	$22,061	$1,232	$(18,459)	$—	$4,834
Total
Shares	13,652	621	(8,320)	—	5,953	18,812	1,216	(18,455)	—	1,573
Amount	$177,543	$8,090	$(107,696)	$—	$77,937	$216,035	$13,949	$(211,364)	$—	$18,620

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	30	$387
For the Year Ended October 31, 2010	49	$562

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

20

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

21

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$11.99	$0.12	$–	$1.87	$1.99	$(0.11)	$–	$–	$(0.11)	$1.88	$13.87
B	11.97	0.07	–	1.87	1.94	(0.06)	–	–	(0.06)	1.88	13.85
C	11.97	0.07	–	1.88	1.95	(0.07)	–	–	(0.07)	1.88	13.85
I	11.95	0.13	–	1.88	2.01	(0.13)	–	–	(0.13)	1.88	13.83
R3	12.03	0.10	–	1.88	1.98	(0.10)	–	–	(0.10)	1.88	13.91
R4	12.03	0.12	–	1.88	2.00	(0.12)	–	–	(0.12)	1.88	13.91
R5	12.05	0.14	–	1.88	2.02	(0.13)	–	–	(0.13)	1.89	13.94
Y	12.06	0.14	–	1.90	2.04	(0.14)	–	–	(0.14)	1.90	13.96

For the Year Ended October 31, 2010
A	10.74	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	11.99
B	10.72	0.13	–	1.23	1.36	(0.11)	–	–	(0.11)	1.25	11.97
C	10.73	0.13	–	1.23	1.36	(0.12)	–	–	(0.12)	1.24	11.97
I	10.72	0.23	–	1.23	1.46	(0.23)	–	–	(0.23)	1.23	11.95
R3	10.78	0.15	–	1.27	1.42	(0.17)	–	–	(0.17)	1.25	12.03
R4	10.78	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	12.03
R5	10.79	0.21	–	1.29	1.50	(0.24)	–	–	(0.24)	1.26	12.05
Y	10.81	0.26	–	1.24	1.50	(0.25)	–	–	(0.25)	1.25	12.06

For the Year Ended October 31, 2009 (E)
A	10.35	0.24	–	0.41	0.65	(0.26)	–	–	(0.26)	0.39	10.74
B	10.33	0.18	–	0.40	0.58	(0.19)	–	–	(0.19)	0.39	10.72
C	10.34	0.17	–	0.41	0.58	(0.19)	–	–	(0.19)	0.39	10.73
I	10.33	0.22	–	0.46	0.68	(0.29)	–	–	(0.29)	0.39	10.72
R3	10.39	0.15	–	0.47	0.62	(0.23)	–	–	(0.23)	0.39	10.78
R4	10.40	0.18	–	0.47	0.65	(0.27)	–	–	(0.27)	0.38	10.78
R5	10.40	0.28	–	0.40	0.68	(0.29)	–	–	(0.29)	0.39	10.79
Y	10.40	0.29	–	0.42	0.71	(0.30)	–	–	(0.30)	0.41	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	–	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	(4.81)	10.35
B	15.12	0.21	–	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	(4.79)	10.33
C	15.14	0.23	–	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	(4.80)	10.34
I	15.12	0.35	–	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	(4.79)	10.33
R3	15.21	0.27	–	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	(4.82)	10.39
R4	15.22	0.32	–	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	(4.82)	10.40
R5	15.22	0.36	–	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	(4.82)	10.40
Y	15.23	0.39	–	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	(4.83)	10.40

For the Year Ended October 31, 2007
A	14.00	0.27	–	1.69	1.96	(0.26)	(0.54)	–	(0.80)	1.16	15.16
B	13.97	0.16	–	1.67	1.83	(0.14)	(0.54)	–	(0.68)	1.15	15.12
C	13.99	0.18	–	1.67	1.85	(0.16)	(0.54)	–	(0.70)	1.15	15.14
I	13.99	0.31	–	1.69	2.00	(0.33)	(0.54)	–	(0.87)	1.13	15.12
R3(H)	13.97	0.17	–	1.24	1.41	(0.17)	–	–	(0.17)	1.24	15.21
R4(H)	13.97	0.23	–	1.22	1.45	(0.20)	–	–	(0.20)	1.25	15.22
R5(H)	13.97	0.27	–	1.21	1.48	(0.23)	–	–	(0.23)	1.25	15.22
Y	14.07	0.31	–	1.72	2.03	(0.33)	(0.54)	–	(0.87)	1.16	15.23

For the Year Ended October 31, 2006
A	12.09	0.26	–	1.96	2.22	(0.28)	(0.03)	–	(0.31)	1.91	14.00
B	12.07	0.16	–	1.94	2.10	(0.17)	(0.03)	–	(0.20)	1.90	13.97
C	12.08	0.17	–	1.96	2.13	(0.19)	(0.03)	–	(0.22)	1.91	13.99
I(I)	13.52	0.08	–	0.46	0.54	(0.07)	–	–	(0.07)	0.47	13.99
Y	12.15	0.30	–	1.98	2.28	(0.33)	(0.03)	–	(0.36)	1.92	14.07

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.67	%(F)	$850,341	1.17	%(G)	1.17	%(G)	1.17	%(G)	1.84	%(G)	12%
16.21	(F)	32,579	2.05	(G)	2.00	(G)	2.00	(G)	1.02	(G)	–
16.31	(F)	76,939	1.89	(G)	1.89	(G)	1.89	(G)	1.11	(G)	–
16.90	(F)	45,881	0.88	(G)	0.88	(G)	0.88	(G)	2.08	(G)	–
16.48	(F)	4,402	1.51	(G)	1.50	(G)	1.50	(G)	1.47	(G)	–
16.65	(F)	5,522	1.19	(G)	1.19	(G)	1.19	(G)	1.80	(G)	–
16.84	(F)	1,044	0.88	(G)	0.88	(G)	0.88	(G)	2.10	(G)	–
16.96	(F)	105,826	0.78	(G)	0.78	(G)	0.78	(G)	2.21	(G)	–

13.63		716,700	1.20		1.20		1.20		1.86		27
12.73		31,038	2.08		2.00		2.00		1.07		–
12.75		57,416	1.92		1.92		1.92		1.13		–
13.76		16,462	0.93		0.93		0.93		2.06		–
13.28		1,719	1.55		1.55		1.55		1.37		–
13.59		2,926	1.20		1.20		1.20		1.80		–
14.06		694	0.87		0.87		0.87		1.70		–
14.01		71,899	0.79		0.79		0.79		2.27		–

6.62		639,106	1.26		1.25		1.25		2.51		37
5.91		34,086	2.19		1.92		1.92		1.86		–
5.85		47,708	1.98		1.98		1.98		1.79		–
6.98		5,946	0.96		0.96		0.96		2.28		–
6.31		506	1.63		1.60		1.60		1.62		–
6.58		1,456	1.21		1.21		1.21		1.84		–
6.96		8	0.89		0.89		0.89		2.88		–
7.22		59,703	0.81		0.81		0.81		3.00		–

(28.08)		563,703	1.19		1.14		1.14		2.49		53
(28.67)		32,097	2.06		2.00		2.00		1.63		–
(28.61)		43,493	1.92		1.87		1.87		1.76		–
(27.80)		1,449	0.90		0.85		0.85		2.80		–
(28.26)		78	1.55		1.50		1.50		2.14		–
(28.03)		8	1.18		1.13		1.13		2.50		–
(27.82)		8	0.90		0.85		0.85		2.78		–
(27.80)		62,258	0.80		0.75		0.75		2.90		–

14.68		758,905	1.22		1.12		1.12		1.93		20
13.69		52,424	2.07		1.97		1.97		1.09		–
13.80		72,690	1.94		1.84		1.84		1.23		–
14.96		907	0.92		0.82		0.82		2.18		–
10.11	(F)	95	1.60	(G)	1.50	(G)	1.50	(G)	1.51	(G)	–
10.44	(F)	11	1.28	(G)	1.18	(G)	1.18	(G)	1.84	(G)	–
10.67	(F)	11	0.99	(G)	0.89	(G)	0.89	(G)	2.13	(G)	–
15.12		130,262	0.83		0.73		0.73		2.30		–

18.70		529,664	1.30		1.00		1.00		2.02		24
17.67		43,198	2.14		1.84		1.84		1.19		–
17.88		61,572	2.01		1.71		1.71		1.33		–
4.05	(F)	106	1.37	(G)	0.80	(G)	0.80	(G)	1.32	(G)	–
19.18		7,593	0.88		0.58		0.58		2.26		–

23

The Hartford Equity Income Fund
Financial Highlights - (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

24

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,166.70	$6.29	$1,000.00	$1,018.99	$5.86	1.17%	181	365
Class B	$1,000.00	$1,162.11	$10.72	$1,000.00	$1,014.88	$9.99	2.00	181	365
Class C	$1,000.00	$1,163.15	$10.15	$1,000.00	$1,015.41	$9.45	1.89	181	365
Class I	$1,000.00	$1,169.01	$4.73	$1,000.00	$1,020.43	$4.41	0.88	181	365
Class R3	$1,000.00	$1,164.80	$8.05	$1,000.00	$1,017.35	$7.50	1.50	181	365
Class R4	$1,000.00	$1,166.52	$6.38	$1,000.00	$1,018.91	$5.94	1.19	181	365
Class R5	$1,000.00	$1,168.39	$4.72	$1,000.00	$1,020.44	$4.39	0.88	181	365
Class Y	$1,000.00	$1,169.63	$4.17	$1,000.00	$1,020.95	$3.89	0.78	181	365

28

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-EI11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Floating Rate Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Floating Rate Fund inception 04/29/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide a high current income, and long-term total return.

Performance Overview 4/29/05 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	Since Inception
Floating Rate A#	4.43%	7.13%	3.54%	4.07%
Floating Rate A##		3.92%	2.92%	3.54%
Floating Rate B#	3.91%	6.30%	2.74%	3.26%
Floating Rate B##		1.30%	2.42%	3.26%
Floating Rate C#	3.93%	6.34%	2.77%	3.29%
Floating Rate C##		5.34%	2.77%	3.29%
Floating Rate I#	4.55%	7.38%	3.82%	4.30%
Floating Rate R3#	4.15%	6.81%	3.38%	3.96%
Floating Rate R4#	4.29%	7.10%	3.56%	4.12%
Floating Rate R5#	4.44%	7.48%	3.74%	4.26%
Floating Rate Y#	4.59%	7.48%	3.86%	4.37%
Credit Suisse Leveraged Loan Index	5.14%	7.45%	4.54%	4.88%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 4.43%, before sales charge, for the six-month period ended April 30, 2011, versus the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.14%, and the 4.16% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

For much of the six-month period, the Fund was positioned in more of a defensive manner as it was our view that as the loan market had reached par value there would be continued periods of market volatility. While those views were correct, we underestimated the overall health of the loan market, which resulted in an uninterrupted rise towards par.

Over the last six months, three factors drove the underperformance relative to the index (Credit Suisse Leveraged Loan): 1) holding cash, 2) our High Yield and Investment Grade positions and 3) security specific underweights (i.e. the Fund’s security position was less than the benchmark position) in TXU and Clear Channel. Cash significantly underperformed the loan market. Positions in High Yield and Investment Grade securities are an important part of our Liquidity Strategy (roughly 50%) and consist of yield to call and/or quality High Yield, which underperformed the loan market for the six-month period.

What is your outlook?

We believe that the U.S. economy continues to slowly improve as witnessed by strong, better than expected corporate earnings and a decline in loan default rates (now a 38 month low of 0.95% by dollar amount as compared to the historical average of 3.5%). Loan market technicals have remained skewed more towards demand than supply. New loan supply has been tepid at best over the last six months as merger and acquisition activity was minimal. The loan market experienced a wave of re-financings to lower coupon loans, and as such, we believe that investors should be prepared for declining distribution yields from the loan market in general. Refinancing have also included the extensions of loan maturities (Amend & Extend transactions), which we believe will make the “loan maturity wall” less significant in the near and medium terms. This dynamic gave way to loan structures that have begun to loosen somewhat, by way of covenant-lite loans and higher opening total leverage multiples. These loans are still well within those structures of 2007 and continue to carry LIBOR floors.

Much of the total return going forward will be from the coupon as loans are now near par. We are focusing on security selection in this environment as limiting downside will be a significant contributor to outperformance going forward. Looking out over the next six months, we see the same supportive dynamics that are currently at play in our market and, as a result, have reduced our cash position by deploying cash into both the primary and secondary loan markets, while at the same time being cognizant of the Fund’s liquidity strategy. At the close of the period, the Fund had an allocation of 0.20% net cash, 8.0% HY Bonds, 2.2% Investment Grade Bonds and 1.4% Asset Backed Securities, with the balance in bank loans.

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
Aa / AA	0.4%
A	0.7
Baa / BBB	1.6
Ba / BB	28.1
B	57.3
Caa / CCC or Lower	5.6
Unrated	5.4
U.S. Government Securities	3.2
Cash	3.3
Other Assets & Liabilities	(5.6)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Security Type
as of April 30, 2011

Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	1.4%
Common Stocks	0.1
Corporate Bonds: Investment Grade	2.1
Corporate Bonds: Non-Investment Grade	7.9
Senior Floating Rate Interests: Non-Investment Grade	87.7
Warrants	0.0
Short-Term Investments	6.4
Other Assets and Liabilities	(5.6)
Total	100.0%

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	2.2%
Administrative Waste Management and Remediation	4.2
Agriculture, Construction, Mining and Machinery	1.4
Agriculture, Forestry, Fishing and Hunting	0.2
Air Transportation	2.7
Arts, Entertainment and Recreation	10.2
Beverage and Tobacco Product Manufacturing	0.3
Chemical Manufacturing	4.0
Computer and Electronic Product Manufacturing	1.0
Construction	0.2
Finance and Insurance	8.6
Food Manufacturing	4.1
Food Services	0.5
Health Care and Social Assistance	11.5
Health Care Providers & Services	0.2
Information	16.6
Mining	0.6
Miscellaneous Manufacturing	2.0
Motor Vehicle & Parts Manufacturing	4.1
Nonmetallic Mineral Product Manufacturing	0.2
Other Services	0.2
Paper Manufacturing	0.5
Petroleum and Coal Products Manufacturing	2.6
Pipeline Transportation	0.2
Plastics and Rubber Products Manufacturing	0.5
Primary Metal Manufacturing	0.6
Professional, Scientific and Technical Services	2.5
Real Estate and Rental and Leasing	2.3
Retail Trade	7.2
Services	0.2
Soap, Cleaning Compound and Toilet Manufacturing	0.6
Textile Product Mills	0.2
Transit and Ground Passenger Transportation	1.2
Truck Transportation	1.3
Utilities	3.4
Wholesale Trade	0.8
Other Securities
Capital Goods	0.0
Energy	0.1
Media	0.0
Short-Term Investments	6.4
Other Assets and Liabilities	(5.6)
Total	100.0%

4

The Hartford Floating Rate Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.4%
	Finance and Insurance - 1.4%
	Banc of America Large Loan
$73,667	1.97%, 11/15/2015 ■Δ	$70,373
	Helios Finance L.P.
1,770	2.56%, 10/20/2014 ■Δ	1,768
	Home Equity Asset Trust
11,824	0.54%, 04/25/2036 Δ	10,220
	HSI Asset Securitization Corp.
12,425	0.40%, 01/25/2036 Δ	11,215
	LB-UBS Commercial Mortgage Trust
10,321	6.11%, 07/15/2040 ■Δ	10,431
		104,007
	Total asset & commercial mortgage backed securities
	(cost $102,481)	$104,007

CORPORATE BONDS: INVESTMENT GRADE - 2.1%
	Air Transportation - 0.1%
	United Air Lines, Inc.
$3,777	10.40%, 11/01/2016 ‡	$4,325

	Arts, Entertainment and Recreation - 0.2%
	Time Warner Cable, Inc.
13,000	7.50%, 04/01/2014 ‡	15,008

	Beverage and Tobacco Product Manufacturing - 0.2%
	Anheuser-Busch InBev N.V.
5,000	7.20%, 01/15/2014 ‡	5,715
8,000	7.75%, 01/15/2019 ‡	10,031
		15,746
	Chemical Manufacturing - 0.2%
	Dow Chemical Co.
12,000	7.60%, 05/15/2014 ‡	13,930

	Finance and Insurance - 0.9%
	BB&T Corp.
16,605	3.20%, 03/15/2016 ‡	16,741
	Fifth Third Bank
19,092	3.63%, 01/25/2016 ‡	19,370
	Morgan Stanley
15,000	1.87%, 01/24/2014 ‡Δ	15,209
	Nordea Bank Ab
15,833	1.18%, 01/14/2014 ■Δ	15,982
		67,302
	Information - 0.1%
	Qwest Corp.
9,945	8.88%, 03/15/2012 ‡	10,566

	Mining - 0.3%
	Anglo American Capital plc
9,970	9.38%, 04/08/2014 ■	12,049
	Rio Tinto Finance USA Ltd.
9,660	8.95%, 05/01/2014 ‡	11,696
		23,745
	Petroleum and Coal Products Manufacturing - 0.1%
	Valero Energy Corp.
3,688	9.38%, 03/15/2019	4,791

	Total corporate bonds: investment grade
	(cost $141,742)	$155,413

CORPORATE BONDS: NON-INVESTMENT GRADE - 7.9%
	Accommodation and Food Services - 0.3%
	MGM Mirage, Inc.
$6,500	11.13%, 11/15/2017 ‡	$7,556
	Sugarhouse HSP Gaming Prop Mezz L.P.
3,342	8.63%, 04/15/2016 ■	3,430
	Wynn Las Vegas LLC
13,000	7.88%, 11/01/2017 ‡	14,170
		25,156
	Air Transportation - 0.1%
	Delta Air Lines, Inc.
7,186	9.50%, 09/15/2014 ■	7,707

	Arts, Entertainment and Recreation - 0.6%
	Bresnan Broadband Holdings LLC
6,915	8.00%, 12/15/2018 ■	7,347
	CCO Holdings LLC
13,000	7.25%, 10/30/2017 ‡	13,845
	Citycenter Holdings LLC
14,940	7.63%, 01/15/2016 ■	15,575
	FireKeepers Development Authority
5,845	13.88%, 05/01/2015 ■	6,883
	Univision Communications, Inc.
1,250	6.88%, 05/15/2019 ■☼	1,255
	XM Satellite Radio, Inc.
1,500	13.00%, 08/01/2013 ■	1,781
		46,686
	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
8,850	8.38%, 12/15/2014 ‡	10,067

	Chemical Manufacturing - 0.3%
	Lyondell Chemical Co.
20,000	11.00%, 05/01/2018 ‡	22,600

	Finance and Insurance - 0.4%
	CIT Group, Inc.
7,000	7.00%, 05/01/2017	7,057
	Ford Motor Credit Co.
4,000	12.00%, 05/15/2015 ‡	5,105
	Host Marriott L.P.
10,000	6.75%, 06/01/2016 ‡	10,325
	Provident Funding Associates L.P.
6,176	10.25%, 04/15/2017 ■	6,886
		29,373
	Food Manufacturing - 0.3%
	Dole Food Co., Inc.
2,090	13.88%, 03/15/2014	2,545
	Pinnacle Foods Finance LLC
5,000	9.25%, 04/01/2015	5,225
	Smithfield Foods, Inc.
9,000	10.00%, 07/15/2014 ‡	10,665
		18,435

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.9% - (continued)
	Food Services - 0.3%
	ARAMARK Corp.
$15,000	8.50%, 02/01/2015 ‡	$15,656
	ARAMARK Holdings Corp.
3,806	8.63%, 05/01/2016 ■	3,911
		19,567
	Health Care and Social Assistance - 1.0%
	Alere, Inc.
6,790	7.88%, 02/01/2016 ‡	7,231
	Community Health Systems, Inc.
3,000	8.88%, 07/15/2015 ‡	3,067
	DJO Finance LLC
3,150	10.88%, 11/15/2014 ‡	3,430
	HCA, Inc.
6,000	6.50%, 02/15/2016	6,165
	HealthSouth Corp.
6,360	10.75%, 06/15/2016 ‡	6,742
	Select Medical Corp.
12,000	7.63%, 02/01/2015 ‡	12,315
	Valeant Pharmaceuticals International
5,000	6.50%, 07/15/2016 ■	4,991
10,000	6.88%, 12/01/2018 ■	9,987
	Warner Chilcott, Inc.
15,071	7.75%, 09/15/2018 ■	15,881
		69,809
	Information - 1.3%
	Cricket Communications, Inc.
12,023	7.75%, 05/15/2016 ‡	12,835
	CSC Holdings LLC
14,265	8.50%, 04/15/2014 ‡	15,959
	Frontier Communications Corp.
10,000	7.88%, 04/15/2015 ‡	10,825
	Intelsat Jackson Holdings Ltd.
10,000	8.50%, 11/01/2019	10,775
	Level 3 Financing, Inc.
6,826	4.22%, 02/15/2015 ‡Δ	6,587
1,291	9.25%, 11/01/2014	1,340
	Mediacom Broadband LLC
5,000	8.50%, 10/15/2015 ‡	5,200
	Videotron Ltee
8,000	6.88%, 01/15/2014	8,110
	Wind Acquisition Finance S.A.
9,940	7.25%, 02/15/2018 ■	10,511
3,500	11.75%, 07/15/2017 ■	4,069
	Windstream Corp.
9,500	8.13%, 08/01/2013 ‡	10,426
		96,637
	Mining – 0.2%
	FMG Resources Pty Ltd.
12,450	6.38%, 02/01/2016 ■	12,730
	International Coal Group, Inc.
1,364	9.13%, 04/01/2018	1,545
		14,275
	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Issuer, Inc.
15,182	7.13%, 04/15/2019 ■	15,827

	Motor Vehicle & Parts Manufacturing - 0.3%
	Allison Transmission, Inc.
1,600	7.13%, 05/15/2019 ■☼	1,620
	American Axle & Manufacturing, Inc.
8,000	5.25%, 02/11/2014 ‡	8,030
8,858	9.25%, 01/15/2017 ■	9,899
		19,549
	Nonmetallic Mineral Product Manufacturing - 0.2%
	Ardagh Packaging Finance
10,700	7.38%, 10/15/2017 ■	11,489

	Paper Manufacturing - 0.2%
	Georgia-Pacific LLC
4,000	8.13%, 05/15/2011 ‡	4,029
6,980	9.50%, 12/01/2011 ‡	7,277
	Mercer International, Inc.
1,812	9.50%, 12/01/2017 ■	1,989
		13,295
	Petroleum and Coal Products Manufacturing - 0.2%
	Inergy L.P.
5,093	8.75%, 03/01/2015 ‡	5,513
	Western Refining, Inc.
8,000	10.75%, 06/15/2014 ■Δ	8,640
		14,153
	Pipeline Transportation - 0.2%
	Kinder Morgan Finance Co.
15,056	6.00%, 01/15/2018 ■	15,545

	Primary Metal Manufacturing - 0.1%
	Novelis, Inc.
9,973	8.38%, 12/15/2017	11,020

	Professional, Scientific and Technical Services - 0.2%
	Affinion Group, Inc.
12,305	11.50%, 10/15/2015 ‡	12,797

	Retail Trade - 0.2%
	Amerigas Partners L.P.
7,375	7.13%, 05/20/2016 ‡	7,652
	Michaels Stores, Inc.
1,000	7.57%, 11/01/2016 ○	1,030
	Supervalu, Inc.
6,000	8.00%, 05/01/2016	6,232
		14,914
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Yankee Acquisition Corp.
11,000	8.50%, 02/15/2015 ‡	11,468
3,500	9.75%, 02/15/2017 ‡	3,736
	Yankee Candle Co.
4,082	10.25%, 02/15/2016 ■	4,204
		19,408
	Truck Transportation - 0.1%
	Swift Transportation Co., Inc.
5,000	8.06%, 05/15/2015 ■Δ	4,987

	Utilities - 0.7%
	AES Corp.
12,500	9.75%, 04/15/2016 ‡	14,469

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.9% - (continued)
	Utilities - 0.7% - (continued)
	Calpine Corp.
$20,000	7.25%, 10/15/2017 ■	$21,000
	NRG Energy, Inc.
15,000	7.63%, 01/15/2018 ■	15,750
		51,219
	Wholesale Trade - 0.1%
	Spectrum Brands, Inc.
7,000	9.50%, 06/15/2018 ■	7,823
	Supervalu, Inc.
2,500	7.50%, 11/15/2014	2,562
		10,385
	Total corporate bonds: non-investment grade
	(cost $549,650)	$574,900

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7%
	Accommodation and Food Services - 1.9%
	Harrah's Operating Co., Inc., Term B-1 Loans
$85,000	3.27%, 01/28/2015 ±☼	$79,549
	Harrah's Operating Co., Inc., Term Loan B4
24,934	9.50%, 10/31/2016 ±	26,415
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
5,714	3.00%, 11/23/2016 ±☼	5,617
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2
1,283	3.00%, 11/23/2015 ±	1,262
	Las Vegas Sands LLC, Extended Term Loan
25,897	3.00%, 11/23/2016 ±☼	25,460
		138,303
	Administrative Waste Management and Remediation - 4.2%
	Acosta, Inc.
41,000	4.75%, 03/01/2018 ±	41,180
	Affinion Group, Inc., Term Loan B Add-On
9,257	5.00%, 10/09/2016 ±	9,260
	Affinion Group, Inc., Tranche B Term Loan
57,465	5.00%, 10/09/2016 ±	57,489
	Energy Solutions, Inc.
19,850	6.25%, 08/12/2016 ±	19,937
	Fleetcor Technologies Operating Co. LLC, Tranche 1 Term Loan
12,488	2.50%, 04/30/2013 ±	12,415
	Fleetcor Technologies Operating Co. LLC, Tranche 2 Term Loan
3,431	2.50%, 04/30/2013 ±	3,411
	InVentiv Health, Inc.
7,667	0.50%, 08/04/2016 ◊☼	7,698
	Inventiv Health, Inc., Replacement Term B Loan
4,987	4.75%, 08/04/2016 ±	5,008
	InVentiv Health, Inc., Term Loan B1
3,824	4.75%, 08/04/2016 ±	3,839
	NexTag, Inc.
14,813	7.00%, 01/28/2016 ±	13,998
	Ozburn-Hessey Holding Co. LLC
11,484	7.50%, 05/08/2016 ±	11,627
	Servicemaster Co., Delayed Draw Term Loan
5,046	2.72%, 07/24/2014 ±	4,965
	Servicemaster Co., Term Loan B
55,659	2.76%, 07/24/2014 ±	54,762
	SI Organization, Inc.
10,973	4.50%, 11/19/2016 ±	10,986
	Smile Brands Group, Inc.
12,718	7.00%, 12/21/2017 ±	12,718
	Synagro Technologies, Inc.
11,925	2.23%, 03/28/2014 ±	11,245
	TransUnion LLC
16,730	4.75%, 02/10/2018 ±	16,860
	Volume Services America, Inc.
9,950	10.50%, 09/16/2016 ±⌂	10,025
		307,423
	Agriculture, Construction, Mining and Machinery - 1.4%
	Goodyear Engineered Products, Delayed Draw Term Loan
5,370	2.72%, 07/31/2014 ±☼	5,069
	Goodyear Engineered Products, Initial Term Loan
37,909	2.72%, 07/31/2014 ±☼	35,788
	Goodyear Engineered Products, Second Lien Term Loan
14,000	5.96%, 07/31/2015 ±	12,201
	Intelligrated, Inc.
12,838	7.50%, 02/18/2017 ±	12,805
	Kion Group GMBH, Facility B
5,528	3.50%, 12/23/2014 ±☼	5,352
	Kion Group GMBH, Facility C
5,528	3.75%, 12/23/2015 ±☼	5,380
	Nacco Material Handling Group
12,235	2.10%, 03/22/2013 ±	12,082
	Nortek, Inc.
12,500	4.00%, 04/25/2017 ◊☼	12,547
		101,224
	Agriculture, Forestry, Fishing and Hunting - 0.2%
	WM Bolthouse Farms, Inc.
13,000	9.50%, 08/11/2016 ±	13,146

	Air Transportation - 2.5%
	AWAS Aviation Holdings LLC
9,600	7.75%, 06/10/2016 ±	9,808
	Delta Air Lines, Inc.
10,138	4.25%, 03/07/2016 ±	9,981
49,431	5.50%, 04/14/2017 ±	48,788
	MacQuarie Aircraft Leasing Finance S.A., First Lien Term Loan
12,234	1.71%, 11/29/2013 ±⌂	11,745
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
10,646	4.21%, 11/29/2013 ±⌂	9,688
	United Air Lines, Inc.
74,295	2.31%, 02/01/2014 ±	72,190
	US Airways Group, Inc.
17,482	2.71%, 03/23/2014 ±	16,071
		178,271

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
		Arts, Entertainment and Recreation - 9.4%
		24 Hour Fitness Worldwide, Inc.
	$36,760	6.75%, 04/15/2016 ±	$36,690
		AMC Entertainment Holdings, Inc.
	18,688	5.31%, 06/13/2012 ±	18,536
		Ameristar Casinos, Inc.
	15,300	4.00%, 04/15/2018 ±☼	15,430
		Busch Entertainment Corp.
	16,788	2.96%, 02/15/2016 ±	16,725
	16,070	4.00%, 08/15/2017 ±	16,190
		Caribe Information Investment, Inc.
	11,231	2.56%, 03/29/2013 ±⌂●	3,538
		CCM Merger, Inc.
	7,000	7.00%, 03/01/2017 ±	7,085
		Cedar Fair L.P.
	31,433	4.00%, 12/15/2017 ±	31,707
		Cengage
	73,065	2.46%, 07/05/2014 ±	70,239
		Cenveo, Inc.
	18,279	6.25%, 12/21/2016 ±	18,454
		Chester Downs and Marina LLC, Incremental Term Loan
	2,444	12.38%, 07/31/2016 ±	2,497
		Chester Downs and Marina LLC, Loan
	13,941	12.38%, 07/31/2016 ±	14,246
		Clear Channel Communications Inc.
	82,000	3.86%, 01/29/2016 ±☼	72,929
		Clubcorp Club Operations, Inc.
	22,943	6.00%, 11/30/2016 ±	23,105
		Dex Media West LLC
	11,204	7.00%, 10/24/2014 ±	10,049
		F & W Publications, Inc., New Term Loan
	3,737	7.25%, 06/09/2014 ±⌂	3,344
		F & W Publications, Inc., Second Lien Term Loan
	1,731	15.00%, 12/09/2014 ±⌂	961
		Gatehouse Media Operating, Inc., Delayed Draw Term Loan
	3,274	2.22%, 08/05/2014 ±	1,345
		Gatehouse Media Operating, Inc., Initial Term Loan
	11,741	2.22%, 08/05/2014 ±	4,823
		Golden Nugget, Inc., Delayed Draw Term Loan
	1,440	3.22%, 06/22/2014 ±	1,262
		Golden Nugget, Inc., Term Facility
	2,531	3.22%, 06/22/2014 ±	2,218
		Greenwood Racing, Inc.
	13,477	2.50%, 11/14/2011 ±	13,382
		Isle of Capri Casinos, Inc.
	15,000	4.75%, 03/31/2017 ±	15,115
		Penn National Gaming, Inc.
	12,038	2.00%, 10/03/2012 ±	12,018
		Penton Media, Inc.
	8,831	5.00%, 08/01/2014 ±	7,359
		Pittsburgh Gaming Holdings L.P.
	12,965	12.00%, 06/30/2015 ±	13,792
		R.H. Donnelley, Inc.
	5,575	9.00%, 10/24/2014 ±	4,377
		Sinclair Television Group
	9,612	4.00%, 10/29/2015 ±	9,616
		Six Flags, Inc.
	31,123	5.25%, 06/30/2016 ±	31,372
		Spanish Broadcasting System, Inc.
	14,773	2.06%, 06/10/2012 ±	14,342
		Universal City Development Partners Ltd.
	9,848	5.50%, 11/06/2014 ±	9,934
		Univision Communications, Inc.
	119,577	4.46%, 03/31/2017 ±☼	116,829
		Venetian Macau Ltd., Delayed Draw Term Loan
	14,802	4.72%, 05/25/2012 ±	14,809
		Venetian Macau Ltd., Term Loan
	25,459	4.72%, 05/25/2013 ±	25,472
		Venetian Macau Ltd., Term Loan B Add-On
	12,558	4.72%, 05/25/2013 ±	12,564
		Venetian Orient Ltd.
	3,384	2.00%, 05/17/2015 ◊☼	3,323
	8,473	4.71%, 05/17/2015 ±	8,319
			683,996
		Chemical Manufacturing - 3.5%
		Columbian Chemical Co., Term Loan A
	12,135	3.56%, 05/05/2016 ±☼	12,074
		Hexion Specialty Chemicals, Tranche C-1B Term Loan Ext
	69,185	4.00%, 05/05/2015 ±☼	68,839
		Hexion Specialty Chemicals, Tranche C-2B Term Loan Ext
	28,157	4.06%, 05/05/2015 ±☼	28,016
		Hexion Specialty Chemicals, Tranche C-4B Term Loan Ext
	2,602	4.06%, 05/05/2015 ±	2,599
		Hexion Specialty Chemicals, Tranche C-5B Term Loan Ext
	963	4.06%, 05/05/2015 ±	955
		Hexion Specialty Chemicals, Tranche C-6B Term Loan Ext
EUR	1,813	4.97%, 05/05/2015 ±	2,646
		Huntsman International LLC, Term Loan B
	7,702	1.74%, 04/19/2014 ±	7,593
		Huntsman International LLC, Term Loan C
	10,608	2.51%, 06/30/2016 ±	10,514
		Ineos Group, New Term Loan B-2
	27,858	7.50%, 12/16/2013 ±	28,678
		Ineos Group, New Term Loan C-2
	32,014	8.00%, 12/16/2014 ±	33,116
		MacDermid, Inc.
	11,932	2.21%, 04/12/2014 ±	11,821
		Univar, Inc.
	34,925	5.00%, 06/30/2017 ±	35,159
		Utex Industries, Inc.
	12,838	8.00%, 12/17/2016 ±⌂	12,886
			254,896
		Computer and Electronic Product Manufacturing - 1.0%
		Encompass Digital Media, Inc.
	9,500	7.75%, 02/28/2016 ±	9,500

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
	Computer and Electronic Product Manufacturing - 1.0% - (continued)
	Excelitas Technologies Corp.
$4,455	5.50%, 11/29/2016 ±	$4,466
	Freescale Semiconductor, Inc.
52,449	4.49%, 12/01/2016 ±☼	52,403
	Spansion LLC
7,240	6.25%, 02/01/2015 ±	7,304
		73,673
	Construction - 0.2%
	Brock Holdings, Inc.
12,000	6.00%, 03/16/2017 ±	12,135
	Contech Construction Products
4,892	5.25%, 01/31/2013 ±	4,301
		16,436
	Finance and Insurance - 5.9%
	AGFS Funding Co.
56,560	7.25%, 04/21/2015 ±☼	56,580
	Asurion Corp.
28,452	6.75%, 03/31/2015 ±	28,896
	BNY Convergex Group LLC, 1st Lien Eze Term Loan Committment
5,897	5.25%, 12/17/2016 ±	5,943
	BNY Convergex Group LLC, 1st Lien Top Borrower Term Loan Committment
14,053	5.25%, 12/17/2016 ±	14,163
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan
1,514	8.75%, 12/17/2017 ±☼	1,556
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan
3,609	8.75%, 12/17/2017 ±☼	3,708
	Capital Automotive L.P.
44,684	5.00%, 03/11/2017 ±	44,424
	Evertec, Inc.
11,940	5.50%, 09/30/2016 ±	12,005
	Fortress Investment Group LLC
14,241	5.75%, 10/07/2015 ±	14,366
	HMSC Corp.
5,826	2.46%, 04/03/2014 ±⌂	4,515
	Hub International Holdings, Inc., Delayed Draw Term Loan
2,534	2.81%, 06/12/2014 ±	2,504
	Hub International Holdings, Inc., Initial Term Loan
11,974	2.81%, 06/14/2014 ±	11,833
	Hub International Holdings, Inc., Term Loan B Add-On
13,783	6.75%, 06/13/2014 ±	13,797
	Interactive Data Corp.
35,000	5.75%, 02/11/2018 ±	35,168
	LPL Holdings, Inc., 2015 Term Loan
4,326	4.25%, 06/25/2015 ±	4,347
	LPL Holdings, Inc., 2017 Term Loan
15,401	5.25%, 06/28/2017 ±	15,517
	MacAndrews Amg Holdings LLC
6,843	6.05%, 04/17/2012 ±⌂	6,364
	MSCI, Inc.
19,032	3.75%, 06/01/2016 ±	19,246
	N.E.W. Holdings I LLC
14,036	6.00%, 03/23/2016 ±	14,024
	Nuveen Investments, Inc., Extended First Lien Term Loan
58,142	5.79%, 05/13/2017 ±	58,258
	Nuveen Investments, Inc., Second Lien Term Loan
12,785	12.50%, 07/31/2015 ±	13,648
	Nuveen Investments, Inc., Term Loan
53,202	3.29%, 11/13/2014 ±	51,614
		432,476
	Food Manufacturing - 3.8%
	American Seafoods Group, Term Loan B
24,705	4.25%, 05/07/2015 ±	24,705
	Dean Foods Co., Extended Term Loan
5,985	3.50%, 04/02/2016 ±	5,895
5,985	3.76%, 04/02/2017 ±	5,906
	Dean Foods Co., Term Loan B
16,956	1.81%, 03/29/2014 ±	16,490
	Del Monte Corp.
72,201	4.50%, 03/08/2018 ±☼	72,471
	Dole Food Co., Inc., Tranche B1 Loans
6,793	5.50%, 03/03/2017 ±	6,839
	Dole Food Co., Inc., Tranche C1 Loans
16,873	5.22%, 03/03/2017 ±	16,985
	Farley's & Sathers Candy Co., Inc.
8,000	6.50%, 03/31/2018 ±	8,020
	Pinnacle Foods
40,708	2.74%, 03/30/2014 ±	40,514
	Pinnacle Foods Finance LLC
13,319	6.00%, 04/02/2014 ±	13,483
	Roundy's Supermarkets, Inc., Second Lien Term Loan
3,250	10.00%, 04/16/2016 ±	3,293
	Roundy's Supermarkets, Inc., Term Loan B Extended
52,086	3.72%, 11/03/2013 ±	52,184
	Shearer's Foods, Inc.
11,880	7.00%, 03/31/2015 ±	11,761
		278,546
	Food Services - 0.2%
	ARAMARK Corp., Extended LC
802	3.49%, 07/26/2016 ±	803
	ARAMARK Corp., Extended Term Loan
12,198	3.56%, 07/26/2016 ±	12,205
		13,008
	Health Care and Social Assistance - 10.5%
	Accentcare, Inc.
9,938	6.50%, 12/22/2016 ±	9,913
	Alere, Inc., First Lien Term Loan
11,219	2.23%, 06/27/2014 ±	11,067
	Alere, Inc., Second Lien Term Loan
19,628	4.46%, 06/26/2015 ±	19,523
	Amneal Pharmaceuticals LLC
7,703	6.25%, 12/16/2015 ±	7,664
	Ardent Health Services LLC
13,167	6.50%, 09/15/2015 ±	13,200
	Aspen Dental Management, Inc.
11,940	6.00%, 10/06/2016 ±	11,940

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
	Health Care and Social Assistance - 10.5% - (continued)
	ATI Holdings LLC
$11,002	7.50%, 03/14/2016 ±	$11,071
	Bausch & Lomb, Inc., Delayed Draw Term Loan
3,263	3.46%, 04/24/2015 ±	3,263
	Bausch & Lomb, Inc., Parent Term Loan
13,424	3.54%, 04/24/2015 ±	13,420
	Biomet, Inc.
9,906	3.28%, 03/25/2015 ±	9,885
	Community Health Systems, Inc., Delayed Draw Term Loan
3,409	2.56%, 07/25/2014 ±	3,319
	Community Health Systems, Inc., Extended Term Loan
45,202	3.81%, 01/25/2017 ±	44,400
	Community Health Systems, Inc., Term Loan B
69,034	2.56%, 07/25/2014 ±	67,215
	DaVita, Inc.
16,758	4.50%, 10/20/2016 ±	16,881
	DJO Finance LLC
11,782	3.21%, 04/07/2013 ±	11,715
	Gentiva Health Services, Inc.
14,813	4.75%, 08/17/2016 ±	14,931
	Golden Gate National Senior Care LLC
20,000	5.00%, 04/28/2018 ±☼	19,613
	Grifols S.A.
18,930	4.25%, 10/15/2016 ◊☼	19,077
	Harrington Holdings, Inc.
11,208	6.75%, 10/01/2016 ±	11,292
	HCA, Inc., Tranche B-1 Term Loan
36,594	2.56%, 11/17/2013 ±	36,558
	HCA, Inc., Tranche B-2 Term Loan
67,805	3.56%, 03/31/2017 ±	67,890
	HCR Manorcare, Inc.
9,000	5.00%, 02/28/2018 ±	8,901
	IASIS Healthcare Capital Corp.
15,000	3.75%, 05/02/2018 ◊☼	14,925
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
2,116	2.11%, 03/17/2014 ±	2,110
	IASIS Healthcare Capital Corp., LC Facility Deposits
559	2.21%, 03/17/2014 ±	557
	IASIS Healthcare Capital Corp., PIK Term Loan
14,279	5.46%, 06/13/2014 ±	14,369
	IASIS Healthcare Capital Corp., Term Loan B
6,113	2.21%, 03/17/2014 ±	6,097
	IMS Health, Inc.
19,001	4.50%, 02/15/2016 - 08/26/2017 ±	19,110
	Insight Pharmaceuticals LLC
7,800	6.50%, 02/25/2017 ±	7,722
	Kindred HealthCare, Inc.
30,000	3.75%, 06/30/2018 ◊☼	29,963
	MedAssets, Inc.
14,372	5.25%, 11/16/2016 ±	14,483
	Multiplan, Inc.
29,837	4.75%, 08/26/2017 ±	29,942
	National Renal Institutes, Inc.
12,890	8.50%, 03/31/2013 ±	13,035
	NBTY, Inc.
58,833	4.25%, 10/01/2017 ±	59,237
	Physician Oncology Services
816	0.75%, 01/31/2017 ◊☼	806
7,166	6.25%, 01/31/2017 ±	7,139
	Renal Advantage, Inc.
9,975	5.75%, 12/17/2016 ±	10,075
	Select Medical Corp., Extended Add-On
2,141	4.08%, 08/22/2014 ±	2,138
	Select Medical Corp., Extended Term Loan
11,775	4.06%, 08/22/2014 ±	11,760
	Select Medical Corp., Term Loan B
1,496	2.32%, 02/24/2012 ±	1,488
	Surgery Center Holdings, Inc.
12,000	5.00%, 01/15/2017 ◊☼	12,105
	United Surgical Partners International, Delayed Draw Term Loan
1,445	2.22%, 04/19/2014 ±	1,424
	United Surgical Partners International, Tranche B Term Loan
7,649	2.25%, 04/19/2014 ±	7,534
	Vanguard Health Holdings Co. II LLC
16,843	5.00%, 01/29/2016 ±	16,870
	Warner Chilcott Corp.
16,825	3.75%, 03/14/2016 ±	16,861
	Warner Chilcott Corp., Term Loan B-1
14,288	4.25%, 03/14/2018 ±	14,383
	Warner Chilcott Corp., Term Loan B-2
7,144	4.25%, 03/14/2018 ±	7,191
	Warner Chilcott Corp., Term Loan B-3
9,823	4.25%, 03/14/2018 ±	9,888
		763,950
	Health Care Providers & Services - 0.2%
	Res-Care, Inc.
12,469	7.25%, 12/22/2016 ±	12,437

	Information - 15.2%
	Alaska Communication Systems Holdings, Inc.
17,955	6.25%, 10/21/2016 ±	18,038
	Ascend Learning LLC
14,963	7.75%, 12/06/2016 ±	14,939
	Aspect Software, Inc.
24,750	6.25%, 05/07/2016 ±	24,936
	Avaya, Inc.
15,547	3.06%, 10/24/2014 ±	15,039
31,200	4.81%, 10/26/2017 ±☼	30,471
	CDW Corp.
101,710	4.50%, 07/15/2017 ±☼	101,727
	Ceridian Corp.
29,540	3.21%, 11/09/2014 ±	28,973
	Charter Communications Operating LLC, Incremental Term Loan
5,965	7.25%, 03/06/2014 ±	6,047

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
	Information - 15.2% - (continued)
	Charter Communications Operating LLC, Term C Loan Extended
$95,168	3.56%, 09/06/2016 ±	$95,375
	CMP Susquehanna Corp.
7,965	2.25%, 05/06/2013 ±	7,842
	CommScope, Inc.
9,175	5.00%, 01/14/2018 ±	9,241
	Cumulus Media, Inc.
9,742	3.46%, 06/11/2014 ±	9,648
	Emdeon Business Services LLC, Second Lien Term Loan
11,065	5.22%, 05/16/2014 ±	11,042
	Fibertech Networks LLC
10,773	6.75%, 11/30/2016 ±	10,827
	Fidelity National Information Services, Inc.
5,920	5.25%, 07/18/2016 ±	5,957
	Fifth Third Processing Solutions LLC, First Lien Term Loan
21,347	5.50%, 11/01/2016 ±	21,497
	Fifth Third Processing Solutions LLC, Second Lien Term Loan
3,200	8.25%, 11/01/2017 ±	3,263
	First Data Corp.
97,771	2.96%, 09/24/2014 ±	92,750
18,772	4.21%, 03/24/2018 ±☼	17,800
	Infor Global Solutions, Extended Add-On
963	4.97%, 07/28/2015 ±	954
	Infor Global Solutions, Extended Delayed Draw Term Loan
8,681	5.97%, 07/28/2015 ±	8,605
	Infor Global Solutions, Extended U.S. Term Loan
17,032	5.97%, 07/28/2015 ±	16,883
	Infor Global Solutions, Second Lien Add-On
2,000	5.71%, 03/02/2014 ±	1,804
	Intelsat Jackson Holdings Ltd.
55,000	5.25%, 04/02/2018 ±	55,481
	Intelsat Ltd.
23,926	3.29%, 02/01/2014 ±	23,471
	Level 3 Communications Corp., Tranche A Term Loan
95,388	2.53%, 03/01/2014 ±	93,864
	Level 3 Communications Corp., Tranche Loan B Add-On
8,310	11.50%, 03/13/2014 ±	8,883
	Mediacom Broadband LLC, Term Loan D-2
1,291	1.94%, 01/31/2015 ±	1,246
	Mediacom Broadband LLC, Term Loan E
15,046	4.50%, 10/23/2017 ±	14,915
	Mediacom Broadband LLC, Tranche F Term Loan
18,178	4.50%, 10/23/2017 ±	18,185
	Mediacom LLC, Term Loan C
6,662	1.94%, 01/31/2015 ±	6,366
	Mediacom LLC, Term Loan D
6,895	5.50%, 03/31/2017 ±	6,892
	Metro PCS Wireless, Inc.
12,469	4.00%, 03/15/2018 ±	12,457
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
11,659	4.07%, 11/03/2016 ±	11,684
	NDS Group plc
18,500	4.00%, 03/12/2018 ±	18,517
	Northland Communications Corp.
9,975	7.75%, 12/30/2016 ±⌂	9,676
	Ntelos, Inc.
13,093	4.00%, 08/07/2015 ±	13,124
	Peak 10, Inc.
9,950	7.25%, 10/05/2016 ±⌂	10,025
	Property Data U.S., Inc.
17,955	7.00%, 07/15/2016 ±⌂	17,966
	Raycom TV Broadcasting, Inc.
14,122	1.75%, 06/25/2014 ±⌂	13,734
	Securus Technologies, Inc.
11,041	8.00%, 10/31/2014 ±	11,096
	SkillSoft Corp.
9,808	6.50%, 05/26/2017 ±	9,992
	Sunquest Information Systems, Inc.
10,000	6.25%, 12/16/2016 ±	10,100
	Syniverse Holdings, Inc.
10,973	5.25%, 12/21/2017 ±	11,073
	Targus Information Corp.
14,719	7.00%, 12/28/2016 ±⌂	14,829
	TransFirst Holdings, Inc., Second Lien Term Loan
1,079	6.31%, 06/12/2015 ±	1,019
	TransFirst Holdings, Inc., Term Loan
14,983	3.06%, 06/12/2014 ±	14,558
	Trizetto Group, Inc.
28,000	3.50%, 04/28/2018 ◊☼	28,026
	TWCC Holding Corp.
21,805	4.25%, 02/11/2017 ±	22,008
	UPC Financing Partnership, Term Loan T
1,244	3.74%, 12/31/2016 ±	1,243
	UPC Financing Partnership, Term Loan X
31,000	3.74%, 12/31/2017 ±☼	31,039
	West Corp., Term Loan B-4
17,315	4.59%, 07/15/2016 ±	17,441
	West Corp., Term Loan B-5
7,572	4.61%, 07/15/2016 ±	7,627
	WideOpenWest Finance LLC, First Lien Term Loan
19,538	2.72%, 07/01/2014 ±	19,025
	WideOpenWest Finance LLC, Second Lien Term Loan
4,979	6.47%, 06/29/2015 ±	4,817
	WideOpenWest Finance LLC, Term Loan B Add-On
14,588	6.76%, 06/28/2014 ±	14,612
		1,108,649
	Mining - 0.1%
	American Gilsonite Co.
8,231	7.25%, 12/10/2015 ±⌂	8,231

	Miscellaneous Manufacturing - 1.8%
	DAE Aviation Holdings, Inc., Term Loan B1
9,445	5.28%, 09/27/2014 ±	9,493
The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
	Miscellaneous Manufacturing - 1.8% - (continued)
	DAE Aviation Holdings, Inc., Term Loan B2
$8,566	5.28%, 09/27/2014 ±	$8,609
	Graham Packaging Co., Inc., C Term Loan
32,016	6.75%, 04/05/2014 ±	32,284
	Graham Packaging Co., Inc., D Term Loan
14,925	6.00%, 09/23/2016 ±	15,048
	Provo Craft and Novelty, Inc.
9,692	10.25%, 03/22/2016 ±⌂●	8,142
	Sequa Corp.
49,031	3.50%, 12/03/2014 ±☼	48,530
	Transdigm, Inc.
9,641	4.00%, 02/03/2017 ±	9,728
		131,834
	Motor Vehicle & Parts Manufacturing - 3.8%
	Allison Transmission, Inc.
55,788	2.99%, 08/07/2014 ±	55,718
	AM General LLC, LC Facility Deposits
657	3.21%, 09/30/2012 ±⌂	621
	AM General LLC, Term B Facility
10,919	3.24%, 09/30/2013 ±⌂	10,319
	Federal Mogul Corp., Tranche B Term Loan
55,911	2.17%, 12/27/2014 ±☼	54,493
	Federal Mogul Corp., Tranche C Term Loan
23,451	2.15%, 12/27/2015 ±☼	22,857
	Ford Motor Co., Term Loan
16,066	2.97%, 12/15/2013 ±	16,077
	Ford Motor Co., Term Loan B2
23,598	2.97%, 12/15/2013 ±	23,590
	General Motors Co.
31,965	0.75%, 10/27/2015 ±☼	29,148
	Navistar Financial Corp.
27,928	4.50%, 12/16/2012 ±	27,870
	Pinafore LLC
37,595	4.25%, 09/21/2016 ±	37,890
		278,583
	Other Services - 0.2%
	Alliance Laundry Systems, Inc.
13,460	6.25%, 10/15/2016 ±	13,645

	Paper Manufacturing - 0.3%
	Smurfit-Stone Container Enterprise
19,468	6.75%, 02/22/2016 ±	19,472

	Petroleum and Coal Products Manufacturing - 2.3%
	Big West Oil LLC
7,579	7.00%, 03/31/2016 ±	7,655
	Dynegy Holdings, Inc., Letter of Credit
99,980	4.03%, 04/02/2013 ±☼	99,549
	Dynegy Holdings, Inc., Term Loan
7,529	4.03%, 04/02/2013 ±☼	7,496
	Walter Energy, Inc.
23,125	4.00%, 02/28/2018 ±	23,301
	Western Refining, Inc.
20,000	7.50%, 03/15/2017 ±	20,350
	Willbros Group, Inc.
8,597	9.50%, 06/30/2014 ±	8,597
		166,948
	Plastics and Rubber Products Manufacturing - 0.5%
	Mold-Masters Group
10,547	3.81%, 10/11/2014 ±	10,299
	Styron Corp.
25,511	6.00%, 08/02/2017 ±	25,795
		36,094
	Primary Metal Manufacturing - 0.5%
	Novelis, Inc.
37,835	4.00%, 12/17/2016 - 03/10/2017 ±	38,176
		38,176
	Professional, Scientific and Technical Services - 2.3%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
3,570	9.25%, 05/29/2018 ±	3,647
	Advantage Sales & Marketing, Inc., Term Loan B
26,192	5.25%, 12/17/2017 ±	26,290
	Booz Allen & Hamilton, Inc.
4,600	4.00%, 08/03/2017 ±	4,649
	Decision Resources, Inc.
12,968	7.00%, 12/28/2016 ±⌂	12,992
	Engineering Solutions & Products, Inc.
7,000	7.25%, 04/20/2017 ±☼	6,720
	IMG Worldwide, Inc.
11,915	7.25%, 06/14/2015 ±⌂	11,880
	Moneygram International, Inc.
17,500	3.25%, 10/15/2017 ◊☼	17,631
	RBS International Direct Marketing
15,000	6.50%, 03/23/2017 ±⌂	14,850
	SunGard Data Systems, Inc., Extended Term Loan
33,207	3.93%, 02/28/2016 ±	33,389
	SunGard Data Systems, Inc., Incremental B Term Loan
3,000	3.74%, 02/28/2014 ±	3,018
	SunGard Data Systems, Inc., U.S. Term Loan
14,979	1.98%, 02/28/2014 ±	14,728
	Tensar Corp.
5,173	7.75%, 10/28/2012 ±	4,659
	Verint Systems, Inc.
13,000	3.25%, 10/31/2017 ◊☼	12,935
		167,388
	Real Estate and Rental and Leasing - 2.3%
	International Lease Finance Corp., Term Loan
8,654	6.75%, 03/17/2015 ±	8,677
	International Lease Finance Corp., Term Loan 2
6,346	7.00%, 03/17/2016 ±	6,381
	LNR Properties Corp.
24,360	3.50%, 04/01/2016 ◊☼	24,482
	Realogy Corp.
16,330	3.26%, 10/10/2016 ±☼	15,353
118,173	4.56%, 10/10/2016 ±☼	111,099
		165,992
	Retail Trade - 7.0%
	Armstrong World Industries, Inc.
15,000	4.00%, 03/10/2018 ±	15,045

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
	Retail Trade - 7.0% - (continued)
	Atrium Companies, Inc.
$14,355	7.00%, 01/21/2016 ±	$14,337
	Burlington Coat Factory Warehouse Corp.
37,958	6.25%, 02/23/2017 ±☼	37,898
	Chef's Warehouse LLC
9,667	11.00%, 04/23/2014 ±⌂	9,860
	Dollar General Corp.
9,924	2.99%, 07/06/2014 ±	9,925
	Easton-Bell Sports, Inc.
10,911	11.50%, 12/31/2015 ±⌂	10,911
	Fairway Food Market, Inc.
10,000	7.57%, 03/03/2017 ±	10,008
	Great Atlantic & Pacific Tea Co., Inc.
3,680	8.75%, 06/15/2012 ±Ψ	3,722
	Gyboree Corp.
22,950	5.00%, 02/23/2018 ±	22,988
	Hillman Group, Inc.
16,000	3.50%, 05/28/2016 ◊☼	16,030
	Leslie's Poolmart
20,000	4.50%, 11/30/2017 ±	20,200
	Leslie's Poolmart, Inc.
4,938	4.50%, 11/15/2017 ±	4,987
	Michaels Stores, Inc.
20,000	4.25%, 02/25/2018 ±	20,172
	Michaels Stores, Inc., B-2 Term Loan
68,469	4.83%, 07/31/2016 ±	68,862
	Michaels Stores, Inc., Term Loan
22,793	2.58%, 10/31/2013 ±	22,591
	Neiman Marcus Group, Extended Term Loan
66,251	4.31%, 04/06/2016 ±	66,266
	Neiman Marcus Group, Term Loan
7,979	2.31%, 04/06/2013 ±	7,956
	PETCO Animal Supplies, Inc.
28,284	4.50%, 11/30/2017 ±☼	28,496
	Pilot Travel Centers LLC
18,200	4.25%, 03/30/2018 ±	18,320
	Rite Aid Corp., Tranche 2 Term Loan
22,736	1.98%, 06/01/2014 ±	21,865
	Sports Authority, Inc.
33,516	7.50%, 11/16/2017 ±	33,830
	Sprouts Farmers Market LLC
12,000	6.00%, 03/24/2018 ±	11,858
	Toys R Us, Inc.
14,428	6.00%, 09/01/2016 ±	14,546
	United Components, Inc.
4,988	5.50%, 07/24/2017 ±	5,034
	Viking Acquisition, Inc.
13,965	6.00%, 11/05/2016 ±	14,006
		509,713
	Services - 0.2%
	Clarke American Corp.
18,241	2.77%, 02/28/2014 ±	17,503

	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Revlon Consumer Products Corp.
16,850	6.00%, 03/11/2015 ±	16,938
	Yankee Candle Co.
6,397	2.22%, 02/06/2014 ±	6,372
		23,310
	Textile Product Mills - 0.2%
	Levi Strauss & Co.
17,878	2.46%, 03/09/2014 ±	17,520

	Transit and Ground Passenger Transportation - 1.2%
	Emergency Medical Services Corp.
83,000	5.25%, 04/04/2018 ±☼	83,450

	Truck Transportation - 1.2%
	Cardinal Logistics Management
4,848	12.50%, 09/23/2013 ±⌂	4,072
	Nexeo Solutions, LLC
15,000	5.00%, 10/01/2017 ±	15,056
	Swift Transportation Co., Inc.
68,912	6.00%, 12/21/2016 ±	69,623
		88,751
	Utilities - 2.7%
	Astoria Generating Co. Acquisitions LLC, Second Lien Term Loan
22,500	4.06%, 08/23/2013 ±☼	22,372
	Astoria Generating Co. Acquisitions LLC, Term B Facility
9,199	2.06%, 02/23/2013 ±	9,157
	BRSP LLC
27,646	7.50%, 06/24/2014 ±	27,818
	Calpine Corp.
45,000	4.50%, 03/04/2018 ±	45,368
	Equipower Resources Holdings LLC
6,300	5.75%, 01/26/2018 ±	6,339
	NRG Energy, Inc.
22,220	3.56%, 08/31/2015 ±	22,375
	Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan
22,592	4.74%, 10/10/2014 ±	19,189
	Texas Competitive Electric Holdings Co. LLC, Term Loan B1
18,906	4.74%, 10/10/2014 ±	16,285
	TPF Generation Holdings LLC, LC Facility Deposits
2,522	3.31%, 12/15/2013 ±	2,502
	TPF Generation Holdings LLC, Revolver
790	3.31%, 12/15/2011 ±	784
	TPF Generation Holdings LLC, Second Lien Term Loan
19,744	4.56%, 12/21/2014 ±☼	19,234
	TPF Generation Holdings LLC, Term Loan
5,400	2.31%, 12/15/2013 ±	5,357
		196,780
	Wholesale Trade - 0.7%
	Reynolds Consumer Products, Inc.
42,610	4.25%, 02/09/2018 ±	42,808

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 87.7% - (continued)
	Wholesale Trade - 0.7% - (continued)
	Spectrum Brands, Inc., Term Loan B
$8,479	5.01%, 06/16/2016 ±		$8,567
			51,375
	Total senior floating rate interests: non- investment grade
	(cost $6,298,710)		$6,391,199

COMMON STOCKS - 0.1%
	Capital Goods - 0.0%
923	Contech Construction Products Holdings ⌂●†		$–

	Energy - 0.1%
418,220	KCA Deutag ⌂●†		5,270

	Media - 0.0%
16	F & W Publications, Inc. ⌂●†		–

	Total common stocks
	(cost $5,669)		$5,270

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc. ⌂		$90
6	F & W Publications, Inc. ⌂†		–
			90
	Total warrants
	(cost $1)		$90

	Total long-term investments
	(cost $7,098,253)		$7,230,879

SHORT-TERM INVESTMENTS - 6.4%
	Investment Pools and Funds - 1.2%
86,968	JP Morgan U.S. Government Money Market Fund		$86,968

	Repurchase Agreements - 2.0%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $28,055,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $28,616)
$28,055	0.02%, 4/29/2011		28,055
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $54,725,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $55,820)
54,725	0.02%, 4/29/2011		54,725
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $33,823,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $34,500)
$33,823	0.03%, 4/29/2011		$33,823
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in
	the amount of $27,048, collateralized by
	U.S. Treasury Note 2.63%, 2020, value of
	$27,589)
27,048	0.03%, 4/29/2011		27,048
			143,651
	U.S. Government Agencies - 0.5%
	Federal Home Loan Mortgage Corp.
34,661	0.09%, 5/9/2011 ○		34,660

	U.S. Treasury Bills - 2.7%
200,000	0.03%, 5/19/2011 ○╦‡		199,998

	Total short-term investments
	(cost $465,277)		$465,277

	Total investments
	(cost $7,563,530) ▲	105.6%	$7,696,156
	Other assets and liabilities	(5.6)%	(406,413)
	Total net assets	100.0%	$7,289,743

The accompanying notes are an integral part of these financial statements.

14

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.7% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $7,566,534 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$165,950
Unrealized Depreciation	(36,328)
Net Unrealized Appreciation	$129,622

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $5,270, which represents 0.07% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $342,320, which represents 4.70% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $578,427.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR ─ EURO

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2006 - 10/2009	$657	AM General LLC, LC Facility Deposits, 3.21%, 09/30/2012	$654
08/2006 - 10/2009	$10,919	AM General LLC, Term B Facility, 3.24%, 09/30/2013	10,834
12/2010	$8,231	American Gilsonite Co., 7.25%, 12/10/2015	8,079
03/2007 - 04/2011	$4,848	Cardinal Logistics Management, 12.50%, 09/23/2013	4,781
03/2006 - 06/2007	$11,231	Caribe Information Investment, Inc., 2.56%, 03/29/2013	11,240
10/2010	$9,667	Chef's Warehouse LLC, 11.00%, 04/23/2014	9,421
12/2010	923	Contech Construction Products Holdings	–
07/2009	19	Cumulus Media, Inc. Warrants	–
12/2010	$12,968	Decision Resources, Inc., 7.00%, 12/28/2016	12,773

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Period Acquired	Shares/ Par	Security	Cost Basis
09/2010 - 02/2011	$10,911	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	$10,629
06/2010	16	F & W Publications, Inc.	1
06/2010	6	F & W Publications, Inc. Warrants	1
06/2010	$3,737	F & W Publications, Inc., New Term Loan, 7.25%, 06/09/2014	3,201
06/2010 - 03/2011	$1,731	F & W Publications, Inc., Second Lien Term Loan, 15.00%, 12/09/2014	1,034
04/2007-03/2011	$5,826	HMSC Corp., 2.46%, 04/03/2014	5,462
06/2010 - 11/2010	$11,915	IMG Worldwide, Inc., 7.25%, 06/14/2015	11,634
03/2011	418,220	KCA Deutag	5,668
04/2007 - 02/2010	$6,843	MacAndrews Amg Holdings LLC, 6.05%, 04/17/2012	6,719
03/2007 - 05/2007	$12,234	MacQuarie Aircraft Leasing Finance S.A., First Lien Term Loan, 1.71%, 11/29/2013	12,234
03/2007 - 01/2011	$10,646	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.21%, 11/29/2013	8,372
12/2010	$9,975	Northland Communications Corp., 7.75%, 12/30/2016	9,692
10/2010	$9,950	Peak 10, Inc., 7.25%, 10/05/2016	9,801
12/2010	$17,955	Property Data U.S., Inc., 7.00%, 07/15/2016	17,703
03/2010	$9,692	Provo Craft and Novelty, Inc., 10.25%, 03/22/2016	9,454
02/2006 - 05/2007	$14,122	Raycom TV Broadcasting, Inc., 1.75%, 06/25/2014	14,114
03/2011	$15,000	RBS International Direct Marketing, 6.50%, 03/23/2017	14,850
12/2010	$14,719	Targus Information Corp., 7.00%, 12/28/2016	14,441
12/2010	$12,838	Utex Industries, Inc., 8.00%, 12/17/2016	12,656
09/2010	$9,950	Volume Services America, Inc., 10.50%, 09/16/2016	9,683

The aggregate value of these securities at April 30, 2011, was $226,534, which represents 3.11% of total net assets.

Credit Default Swap Contracts Outstanding at April 30, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	JP Morgan Securities	$11,415	Sell	1.00% / 0.7872%	06/20/11	$–	$(11)	$(11)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement The percentage shown is the implied credit spread on April 30, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$104,007	$–	$104,007	$–
Common Stocks ‡	5,270	–	–	5,270
Corporate Bonds: Investment Grade	155,413	–	151,088	4,325
Corporate Bonds: Non-Investment Grade	574,900	–	571,470	3,430
Senior Floating Rate Interests: Non-Investment Grade	6,391,199	–	6,391,199	–
Warrants	90	90	–	–
Short-Term Investments	465,277	86,968	378,309	–
Total	$7,696,156	$87,058	$7,596,073	$13,025
Liabilities:
Credit Default Swaps *	11	–	11	–
Total	$11	$–	$11	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in
	as of	Realized	Unrealized					Transfers	Transfers	Balance
	October	Gain	Appreciation		Net			Into	Out of	as of April
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$3,294	$(2,600)	$2,583		$—	$—	$—	$—	$(3,277)	$—
Common Stocks	—	—	(398	)†	—	5,668	—	—	—	5,270
Corporate Bonds	4,405	(3,181)	2,054	‡	—	3,422	(2,216)	3,271	—	7,755
Warrants	—	—	—	§	—	—	—	—	—	—
Total	$7,699	$(5,781)	$4,239		$—	$9,090	$(2,216)	$3,271	$(3,277)	$13,025

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(398).
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $49.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was zero.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $7,563,530)	$7,696,156
Cash	1,797
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	121,790
Fund shares sold	55,049
Dividends and interest	35,302
Other assets	1,653
Total assets	7,911,747
Liabilities:
Unrealized depreciation on swap contracts	11
Payables:
Investment securities purchased	592,570
Fund shares redeemed	21,102
Investment management fees	594
Dividends	6,736
Administrative fees	1
Distribution fees	421
Accrued expenses	569
Total liabilities	622,004
Net assets	$7,289,743
Summary of Net Assets:
Capital stock and paid-in-capital	$7,631,311
Accumulated undistributed net investment income	1,348
Accumulated net realized loss on investments and foreign currency transactions	(475,531)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	132,615
Net assets	$7,289,743

Shares authorized	2,650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.98/$9.26
Shares outstanding	274,343
Net assets	$2,462,732
Class B: Net asset value per share	$8.97
Shares outstanding	5,288
Net assets	$47,416
Class C: Net asset value per share	$8.97
Shares outstanding	269,962
Net assets	$2,420,810
Class I: Net asset value per share	$8.99
Shares outstanding	241,601
Net assets	$2,170,832
Class R3: Net asset value per share	$8.99
Shares outstanding	1,238
Net assets	$11,135
Class R4: Net asset value per share	$8.97
Shares outstanding	612
Net assets	$5,486
Class R5: Net asset value per share	$8.98
Shares outstanding	1,439
Net assets	$12,923
Class Y: Net asset value per share	$8.97
Shares outstanding	17,666
Net assets	$158,409

The accompanying notes are an integral part of these financial statements.

18

The Hartford Floating Rate Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$11
Interest	178,573
Total investment income	178,584

Expenses:
Investment management fees	18,608
Administrative services fees	18
Transfer agent fees	2,221
Distribution fees
Class A	2,669
Class B	236
Class C	10,911
Class R3	23
Class R4	5
Custodian fees	7
Accounting services fees	546
Registration and filing fees	271
Board of Directors' fees	41
Audit fees	34
Other expenses	304
Total expenses (before waivers)	35,894
Expense waivers	(15)
Total waivers	(15)
Total expenses, net	35,879
Net Investment Income	142,705
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	73,900
Net realized gain on swap contracts	8
Net realized gain on foreign currency contracts	—
Net realized loss on other foreign currency transactions	(1)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	73,907
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	34,547
Net unrealized depreciation of swap contracts	(11)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	34,536
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	108,443
Net Increase in Net Assets Resulting from Operations	$251,148

The accompanying notes are an integral part of these financial statements.

19

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$142,705	$217,890
Net realized gain on investments, other financial instruments and foreign currency transactions	73,907	47,523
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	34,536	186,372
Net Increase In Net Assets Resulting From Operations	251,148	451,785
Distributions to Shareholders:
From net investment income
Class A	(51,497)	(81,952)
Class B	(966)	(2,175)
Class C	(44,681)	(73,438)
Class I	(42,341)	(52,574)
Class R3	(211)	(260)
Class R4	(89)	(101)
Class R5	(297)	(7)
Class Y	(3,433)	(5,337)
Total distributions	(143,515)	(215,844)
Capital Share Transactions:
Class A	584,683	476,544
Class B	(450)	(3,466)
Class C	436,936	650,784
Class I	940,148	557,708
Class R3	3,382	4,443
Class R4	3,074	861
Class R5	1,768	10,903
Class Y	54,573	7,938
Net increase from capital share transactions	2,024,114	1,705,715
Net Increase In Net Assets	2,131,747	1,941,656
Net Assets:
Beginning of period	5,157,996	3,216,340
End of period	$7,289,743	$5,157,996
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,348	$2,158

The accompanying notes are an integral part of these financial statements.

20

The Hartford Floating Rate Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

22

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at

24

approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations,

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within

26

the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2011.

c)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Liabilities:
Unrealized depreciation on swap contracts	$—	$—	$11	$—	$—	$—	$11
Total	$—	$—	$11	$—	$—	$—	$11

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on swap contracts	$—	$—	$8	$—	$—	$—	$8
Net realized gain on foreign currency contracts	—	—	—	—	—	—	—
Total	$—	$—	$8	$—	$—	$—	$8

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of swap contracts	$—	$—	$(11)	$—	$—	$—	$(11)
Total	$—	$—	$(11)	$—	$—	$—	$(11)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

28

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$214,954	$124,577

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$7,954
Accumulated Capital Losses *	(546,434)
Unrealized Appreciation †	95,076
Total Accumulated Deficit	$(443,404)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$21
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(21)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$4,169
2016	270,204
2017	272,061
Total	$546,434

As of October 31, 2010, the Fund utilized $45,335 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

30

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $4,795 and contingent deferred sales charges of $476 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $133. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount

31

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,525,351
Sales Proceeds Excluding U.S. Government Obligations	2,319,851

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	From	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	112,282	4,710	(51,482)	—	65,510	141,608	7,122	(93,835)	—	54,895
Amount	$1,002,398	$42,073	$(459,788)	$—	$584,683	$1,219,180	$61,350	$(803,986)	$—	$476,544
Class B
Shares	491	76	(617)	—	(50)	603	156	(1,165)	—	(406)
Amount	$4,377	$681	$(5,508)	$—	$(450)	$5,194	$1,338	$(9,998)	$—	$(3,466)
Class C
Shares	68,202	3,622	(22,809)	—	49,015	105,803	5,543	(35,774)	—	75,572
Amount	$608,031	$32,309	$(203,404)	$—	$436,936	$910,050	$47,722	$(306,988)	$—	$650,784
Class I
Shares	131,950	3,219	(29,907)	—	105,262	114,288	3,906	(53,486)	—	64,708
Amount	$1,178,718	$28,798	$(267,368)	$—	$940,148	$984,527	$33,694	$(460,513)	$—	$557,708
Class R3
Shares	473	23	(119)	—	377	665	30	(179)	—	516
Amount	$4,233	$211	$(1,062)	$—	$3,382	$5,738	$257	$(1,552)	$—	$4,443
Class R4
Shares	397	10	(61)	—	346	144	12	(55)	—	101
Amount	$3,528	$90	$(544)	$—	$3,074	$1,231	$101	$(471)	$—	$861
Class R5
Shares	365	33	(201)	—	197	1,241	1	(3)	—	1,239
Amount	$3,263	$291	$(1,786)	$—	$1,768	$10,920	$7	$(24)	$—	$10,903
Class Y
Shares	8,504	182	(2,556)	—	6,130	7,029	437	(6,535)	—	931
Amount	$75,796	$1,627	$(22,850)	$—	$54,573	$60,619	$3,756	$(56,437)	$—	$7,938
Total
Shares	322,664	11,875	(107,752)	—	226,787	371,381	17,207	(191,032)	—	197,556
Amount	$2,880,344	$106,080	$(962,310)	$—	$2,024,114	$3,197,459	$148,225	$(1,639,969)	$—	$1,705,715

32

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	69	$621
For the Year Ended October 31, 2010	129	$1,107

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July, 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders, alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries

33

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Treaseastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee has appealed to the Eleventh Circuit. If the Eleventh Circuit reinstates the bankruptcy court opinion, the Fund would be liable for approximately $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

34

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35

The Hartford Floating Rate Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$8.81	$0.21	$–	$0.18	$0.39	$(0.22)	$–	$–	$(0.22)	$0.17	$8.98
B	8.81	0.18	–	0.16	0.34	(0.18)	–	–	(0.18)	0.16	8.97
C	8.81	0.18	–	0.16	0.34	(0.18)	–	–	(0.18)	0.16	8.97
I	8.82	0.23	–	0.17	0.40	(0.23)	–	–	(0.23)	0.17	8.99
R3	8.83	0.20	–	0.16	0.36	(0.20)	–	–	(0.20)	0.16	8.99
R4	8.81	0.21	–	0.16	0.37	(0.21)	–	–	(0.21)	0.16	8.97
R5	8.82	0.23	–	0.16	0.39	(0.23)	–	–	(0.23)	0.16	8.98
Y	8.80	0.23	–	0.17	0.40	(0.23)	–	–	(0.23)	0.17	8.97

For the Year Ended October 31, 2010
A	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
B	8.30	0.40	–	0.50	0.90	(0.39)	–	–	(0.39)	0.51	8.81
C	8.29	0.40	–	0.52	0.92	(0.40)	–	–	(0.40)	0.52	8.81
I	8.31	0.48	–	0.51	0.99	(0.48)	–	–	(0.48)	0.51	8.82
R3	8.31	0.44	–	0.52	0.96	(0.44)	–	–	(0.44)	0.52	8.83
R4	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
R5	8.30	0.48	–	0.51	0.99	(0.47)	–	–	(0.47)	0.52	8.82
Y	8.29	0.49	–	0.51	1.00	(0.49)	–	–	(0.49)	0.51	8.80

For the Year Ended October 31, 2009
A	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
B	7.13	0.37	–	1.19	1.56	(0.39)	–	–	(0.39)	1.17	8.30
C	7.13	0.36	–	1.19	1.55	(0.39)	–	–	(0.39)	1.16	8.29
I	7.13	0.43	–	1.21	1.64	(0.46)	–	–	(0.46)	1.18	8.31
R3	7.14	0.40	–	1.19	1.59	(0.42)	–	–	(0.42)	1.17	8.31
R4	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
R5	7.15	0.48	–	1.12	1.60	(0.45)	–	–	(0.45)	1.15	8.30
Y	7.13	0.45	–	1.17	1.62	(0.46)	–	–	(0.46)	1.16	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	–	(2.68)	(2.13)	(0.53)	–	–	(0.53)	(2.66)	7.13
B	9.79	0.47	–	(2.67)	(2.20)	(0.46)	–	–	(0.46)	(2.66)	7.13
C	9.78	0.47	–	(2.66)	(2.19)	(0.46)	–	–	(0.46)	(2.65)	7.13
I	9.79	0.57	–	(2.68)	(2.11)	(0.55)	–	–	(0.55)	(2.66)	7.13
R3	9.79	0.52	–	(2.66)	(2.14)	(0.51)	–	–	(0.51)	(2.65)	7.14
R4	9.78	0.54	–	(2.66)	(2.12)	(0.53)	–	–	(0.53)	(2.65)	7.13
R5	9.81	0.56	–	(2.68)	(2.12)	(0.54)	–	–	(0.54)	(2.66)	7.15
Y	9.78	0.57	–	(2.66)	(2.09)	(0.56)	–	–	(0.56)	(2.65)	7.13

For the Year Ended October 31, 2007
A	10.11	0.66	–	(0.31)	0.35	(0.67)	–	–	(0.67)	(0.32)	9.79
B	10.11	0.58	–	(0.31)	0.27	(0.59)	–	–	(0.59)	(0.32)	9.79
C	10.11	0.59	–	(0.32)	0.27	(0.60)	–	–	(0.60)	(0.33)	9.78
I	10.11	0.70	–	(0.32)	0.38	(0.70)	–	–	(0.70)	(0.32)	9.79
R3(F)	10.09	0.54	–	(0.31)	0.23	(0.53)	–	–	(0.53)	(0.30)	9.79
R4(F)	10.09	0.56	–	(0.32)	0.24	(0.55)	–	–	(0.55)	(0.31)	9.78
R5(F)	10.09	0.58	–	(0.29)	0.29	(0.57)	–	–	(0.57)	(0.28)	9.81
Y	10.11	0.69	–	(0.32)	0.37	(0.70)	–	–	(0.70)	(0.33)	9.78

For the Year Ended October 31, 2006
A	10.09	0.62	–	0.02	0.64	(0.62)	–	–	(0.62)	0.02	10.11
B	10.08	0.54	–	0.03	0.57	(0.54)	–	–	(0.54)	0.03	10.11
C	10.08	0.55	–	0.03	0.58	(0.55)	–	–	(0.55)	0.03	10.11
I(G)	10.11	0.12	–	–	0.12	(0.12)	–	–	(0.12)	–	10.11
Y	10.08	0.66	–	0.02	0.68	(0.65)	–	–	(0.65)	0.03	10.11

36

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

4.43	%(D)	$2,462,732	0.96	%(E)	0.96	%(E)	0.96	%(E)	4.80	%(E)	39%
3.91	(D)	47,416	1.78	(E)	1.75	(E)	1.75	(E)	4.01	(E)	–
3.93	(D)	2,420,810	1.71	(E)	1.71	(E)	1.71	(E)	4.05	(E)	–
4.55	(D)	2,170,832	0.72	(E)	0.72	(E)	0.72	(E)	5.04	(E)	–
4.15	(D)	11,135	1.36	(E)	1.25	(E)	1.25	(E)	4.50	(E)	–
4.29	(D)	5,486	1.06	(E)	1.00	(E)	1.00	(E)	4.76	(E)	–
4.44	(D)	12,923	0.75	(E)	0.70	(E)	0.70	(E)	5.06	(E)	–
4.59	(D)	158,409	0.64	(E)	0.64	(E)	0.64	(E)	5.11	(E)	–

11.97		1,840,478	0.97		0.97		0.97		5.40		63
11.11		47,006	1.78		1.75		1.75		4.64		–
11.27		1,945,470	1.72		1.72		1.72		4.65		–
12.22		1,202,589	0.74		0.74		0.74		5.62		–
11.75		7,598	1.38		1.25		1.25		5.11		–
11.93		2,339	1.07		1.00		1.00		5.37		–
12.25		10,956	0.79		0.74		0.74		5.46		–
12.35		101,560	0.65		0.65		0.65		5.73		–

23.65		1,277,011	1.00		1.00		1.00		5.69		55
22.60		47,635	1.84		1.75		1.75		5.00		–
22.60		1,204,826	1.76		1.75		1.75		4.99		–
23.93		594,705	0.74		0.74		0.74		5.94		–
23.17		2,863	1.41		1.25		1.25		5.36		–
23.50		1,367	1.10		1.00		1.00		5.70		–
23.32		26	0.97		0.85		0.85		5.99		–
23.87		87,907	0.68		0.68		0.68		6.12		–

(22.71)		728,882	0.99		0.99		0.99		6.02		18
(23.30)		40,440	1.81		1.75		1.75		5.23		–
(23.24)		876,501	1.75		1.75		1.75		5.25		–
(22.51)		171,007	0.74		0.74		0.74		6.28		–
(22.80)		544	1.45		1.25		1.25		5.63		–
(22.63)		515	1.15		1.00		1.00		5.71		–
(22.55)		90	0.86		0.85		0.85		6.24		–
(22.39)		98,315	0.69		0.69		0.69		6.23		–

3.54		1,996,644	0.96		0.96		0.96		6.61		62
2.72		71,403	1.80		1.75		1.75		5.84		–
2.67		1,870,911	1.74		1.74		1.74		5.86		–
3.84		406,906	0.71		0.71		0.71		6.88		–
2.31	(D)	285	1.75	(E)	1.25	(E)	1.25	(E)	6.59	(E)	–
2.42	(D)	10	1.18	(E)	1.00	(E)	1.00	(E)	6.58	(E)	–
2.90	(D)	205	0.86	(E)	0.85	(E)	0.85	(E)	6.81	(E)	–
3.73		104,762	0.68		0.68		0.68		6.92		–

6.56		1,500,394	0.98		0.50		0.50		6.71		33
5.79		42,182	1.83		1.35		1.35		5.84		–
5.86		828,910	1.77		1.28		1.28		5.93		–
1.21	(D)	61,805	0.74	(E)	0.43	(E)	0.43	(E)	7.99	(E)	–
7.00		50,896	0.65		0.15		0.15		6.89		–

37

The Hartford Floating Rate Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on December 22, 2006. (G) Commenced operations on August 31, 2006.

38

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

39

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

40

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,044.27	$4.86	$1,000.00	$1,020.04	$4.81	0.96%	181	365
Class B	$1,000.00	$1,039.08	$8.85	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class C	$1,000.00	$1,039.28	$8.64	$1,000.00	$1,016.32	$8.54	1.71	181	365
Class I	$1,000.00	$1,045.46	$3.64	$1,000.00	$1,021.24	$3.60	0.72	181	365
Class R3	$1,000.00	$1,041.55	$6.33	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R4	$1,000.00	$1,042.92	$5.07	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class R5	$1,000.00	$1,044.41	$3.55	$1,000.00	$1,021.32	$3.51	0.70	181	365
Class Y	$1,000.00	$1,045.95	$3.25	$1,000.00	$1,021.62	$3.21	0.64	181	365

42

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-FR11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Fundamental Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Fundamental Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Fundamental Growth Fund inception 05/24/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/24/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Fundamental Growth A#	12.73%	14.12%	4.44%	3.22%
Fundamental Growth A##		7.85%	3.27%	2.63%
Fundamental Growth B#	12.41%	13.32%	3.72%	NA*
Fundamental Growth B##		8.32%	3.37%	NA*
Fundamental Growth C#	12.32%	13.23%	3.66%	2.46%
Fundamental Growth C##		12.23%	3.66%	2.46%
Fundamental Growth I#	12.90%	14.50%	4.51%	3.25%
Fundamental Growth R3#	12.67%	13.91%	4.81%	3.63%
Fundamental Growth R4#	12.83%	14.27%	4.88%	3.67%
Fundamental Growth R5#	13.00%	14.55%	4.93%	3.69%
Fundamental Growth Y#	12.98%	14.64%	4.95%	3.70%
Russell 1000 Growth Index	16.96%	20.87%	5.06%	2.12%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Includes the Fund's performance when it invested primarily, prior to 3/30/07, in equity securities, typically 20-40 large capilization companies.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Fundamental Growth Fund returned 12.73% for the six-month period ended April 30, 2011, before sales charge, underperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 16.96% for the same period. The Fund underperformed the 15.22% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. In addition, equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative Fed policy.

In this environment, large-cap stocks (+16.4%) underperformed small-cap (+23.7%) and mid-cap stocks (+23.3%) as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices, respectively. Value stocks (+17%) performed in-line with growth stocks (+17%), as measured by the Russell 1000 Value and Russell 1000 Growth indexes, respectively. Within the Russell 1000 Growth Index, all ten broad economic sectors posted positive returns. Energy (+36%), Industrials (+23%), and Utilities (+21%) had the strongest returns while Telecommunication Services (+3%), Information Technology (+11%), and Consumer Staples (+14%) lagged on a relative basis.

The Fund underperformed the benchmark during the period due to weak security selection. Stock selection was weakest within the Financials, Health Care, and Information Technology sectors, more than offset positive selection within Industrials, Consumer Discretionary, and Consumer Staples. Sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection, detracted from relative results, in part due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Energy and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Information Technology.

Top detractors from relative performance included Cisco Systems (Information Technology), Assured Guaranty (Financials), and Teva Pharmaceutical Industries (Health Care). Shares of Cisco Systems, a leading supplier of networking equipment and network management, moved lower after the company released a disappointing revenue and earnings outlook as state and local government spending slowed sharply due to budget concerns. Shares of Assured Guaranty, a credit protection company, that provides bond insurance, mortgage insurance, and other financial guaranty products, fell after Standard & Poor's proposed changing the way in which it rates bond insurers. Shares of global generic pharmaceutical company Teva Pharmaceutical Industries fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. Google (Information Technology) was also among the top detractors from absolute (i.e. total return) performance.

Top contributors to relative performance included Joy Global (Industrials), Apache (Energy), and UnitedHealth Group (Health Care). Shares of Joy Global, a mining equipment manufacturer, rose after the company announced strong first quarter earnings. Shares of Texas-based independent energy company Apache rose sharply at the end of the period on a strong earnings announcement based on a surge in production. Shares of health care benefits and services provider UnitedHealth Group rose as the company reported strong fourth quarter earnings, beating analysts' estimates, driven in part by reduced use of services by its members and enrollment growth. Deere (Industrials) and Apple (Information Technology) were among the top contributors to absolute performance.

What is the outlook?

Central banks in developing markets, and now Europe, have begun rate tightening monetary policy due to surging commodity prices and rising inflation rates that are squeezing consumers and pinching corporate margins. The earthquake in Japan has created near-term uncertainty from supply chain disruptions, but reconstruction efforts should have a stimulative effect starting in the second half of the year. We observe in many cyclical industries that good news is increasingly being priced into the stocks. Globally, the PMI indices may be peaking and the odds of some slowing in China due to tighter credit conditions is beginning to look increasingly likely. On the supportive side for stocks would be M&A activity and improved flows coming into equities from fixed income.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. At the end of the period, the Fund was most overweight Information Technology, Materials, and Financials and most underweight Consumer Staples, Consumer Discretionary, and Telecommunication Services relative to the Russell 1000 Growth Index.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.4%
Capital Goods (Industrials)	13.1
Consumer Services (Consumer Discretionary)	4.6
Diversified Financials (Financials)	2.8
Energy (Energy)	12.1
Food, Beverage & Tobacco (Consumer Staples)	1.8
Health Care Equipment & Services (Health Care)	4.8
Insurance (Financials)	4.1
Materials (Materials)	7.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.7
Retailing (Consumer Discretionary)	6.9
Semiconductors & Semiconductor Equipment (Information Technology)	2.4
Software & Services (Information Technology)	14.7
Technology Hardware & Equipment (Information Technology)	16.9
Transportation (Industrials)	2.5
Short-Term Investments	1.3
Other Assets and Liabilities	(1.6)
Total	100.0%

4

The Hartford Fundamental Growth Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.3%
	Automobiles & Components - 1.4%
53	Johnson Controls, Inc.	$2,169

	Capital Goods - 13.1%
25	Boeing Co.	1,971
42	Deere & Co.	4,056
19	Flowserve Corp.	2,406
55	Honeywell International, Inc.	3,361
23	Joy Global, Inc.	2,352
12	Navistar International Corp. ●	813
15	Precision Castparts Corp.	2,287
5	W.W. Grainger, Inc.	758
47	WESCO International, Inc. ●	2,893
		20,897
	Consumer Services - 4.6%
71	ITT Educational Services, Inc. ●	5,093
13	McDonald's Corp.	1,049
33	Starbucks Corp.	1,202
		7,344
	Diversified Financials - 2.8%
50	Ameriprise Financial, Inc.	3,091
7	BlackRock, Inc.	1,391
		4,482
	Energy - 12.1%
29	Alpha Natural Resources, Inc. ●	1,687
21	Apache Corp.	2,841
53	BP plc ADR	2,464
33	Cameron International Corp. ●	1,755
51	Exxon Mobil Corp.	4,453
23	Halliburton Co.	1,176
65	Petroleo Brasileiro S.A. ADR	2,419
50	Ultra Petroleum Corp. ●	2,519
		19,314
	Food, Beverage & Tobacco - 1.8%
41	Philip Morris International, Inc.	2,840

	Health Care Equipment & Services - 4.8%
61	Express Scripts, Inc. ●	3,478
41	Medtronic, Inc.	1,712
50	UnitedHealth Group, Inc.	2,466
		7,656
	Insurance - 4.1%
55	Aflac, Inc.	3,113
204	Assured Guaranty Ltd.	3,472
		6,585
	Materials - 7.5%
57	Barrick Gold Corp.	2,897
10	CF Industries Holdings, Inc.	1,430
65	Freeport-McMoRan Copper & Gold, Inc.	3,599
19	Monsanto Co.	1,300
37	Rio Tinto plc ADR	2,694
		11,920
	Pharmaceuticals, Biotechnology & Life Sciences - 4.7%
54	Celgene Corp. ●	3,156
43	Gilead Sciences, Inc. ●	1,655
60	Teva Pharmaceutical Industries Ltd. ADR	2,725
		7,536
	Retailing - 6.9%
10	Amazon.com, Inc. ●	1,906
27	Guess?, Inc.	1,165
31	Kohl's Corp.	1,645
68	Lowe's Co., Inc.	1,783
41	Nordstrom, Inc.	1,954
49	TJX Cos., Inc.	2,611
		11,064
	Semiconductors & Semiconductor Equipment - 2.4%
54	Analog Devices, Inc.	2,185
38	ASML Holding N.V. ADR	1,574
		3,759
	Software & Services - 14.7%
15	Baidu, Inc. ADR ●	2,258
100	eBay, Inc. ●	3,443
7	Google, Inc. ●	3,591
25	IBM Corp.	4,299
20	Longtop Financial Technologies Ltd. ●	458
120	Microsoft Corp.	3,117
131	Oracle Corp.	4,719
21	Visa, Inc.	1,609
		23,494
	Technology Hardware & Equipment - 16.9%
21	Apple, Inc. ●	7,174
54	Arrow Electronics, Inc. ●	2,444
263	Cisco Systems, Inc.	4,620
128	Corning, Inc.	2,680
132	EMC Corp. ●	3,727
87	Hewlett-Packard Co.	3,520
97	JDS Uniphase Corp. ●	2,019
16	Research In Motion Ltd. ●	798
		26,982
	Transportation - 2.5%
53	United Parcel Service, Inc. Class B	3,988

	Total common stocks
	(cost $136,596)	$160,030

	Total long-term investments
	(cost $136,596)	$160,030

SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $356,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $364)
$356	0.04%, 4/29/2011	$356
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $803, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $819)
803	0.05%, 4/29/2011	803

The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.3% - (continued)
	Repurchase Agreements - 1.3% - (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $833,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $850)
$833	0.04%, 4/29/2011		$833
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $5, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $5)
5	0.02%, 4/29/2011		5
			1,997
	Total short-term investments
	(cost $1,997)		$1,997

	Total investments
	(cost $138,593) ▲	101.6%	$162,027
	Other assets and liabilities	(1.6)%	(2,497)
	Total net assets	100.0%	$159,530

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.4% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $140,664 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$25,732
Unrealized Depreciation	(4,369)
Net Unrealized Appreciation	$21,363

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$160,030	$160,030	$–	$–
Short-Term Investments	1,997	–	1,997	–
Total	$162,027	$160,030	$1,997	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $138,593)	$162,027
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	551
Fund shares sold	57
Dividends and interest	76
Other assets	90
Total assets	162,802
Liabilities:
Payables:
Investment securities purchased	1,937
Fund shares redeemed	1,299
Investment management fees	17
Administrative fees	—
Distribution fees	3
Accrued expenses	16
Total liabilities	3,272
Net assets	$159,530
Summary of Net Assets:
Capital stock and paid-in-capital	$134,321
Accumulated undistributed net investment income	93
Accumulated net realized gain on investments	1,682
Unrealized appreciation of investments	23,434
Net assets	$159,530

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.04/$12.74
Shares outstanding	2,916
Net assets	$35,119
Class B: Net asset value per share	$11.23
Shares outstanding	190
Net assets	$2,131
Class C: Net asset value per share	$11.21
Shares outstanding	831
Net assets	$9,322
Class I: Net asset value per share	$12.08
Shares outstanding	63
Net assets	$763
Class R3: Net asset value per share	$12.45
Shares outstanding	10
Net assets	$129
Class R4: Net asset value per share	$12.49
Shares outstanding	10
Net assets	$124
Class R5: Net asset value per share	$12.52
Shares outstanding	10
Net assets	$124
Class Y: Net asset value per share	$12.53
Shares outstanding	8,923
Net assets	$111,818

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$931
Interest	1
Less: Foreign tax withheld	(14)
Total investment income	918

Expenses:
Investment management fees	592
Administrative services fees	—
Transfer agent fees	55
Distribution fees
Class A	47
Class B	11
Class C	46
Class R3	—
Class R4	—
Custodian fees	3
Accounting services fees	8
Registration and filing fees	57
Board of Directors' fees	1
Audit fees	4
Other expenses	12
Total expenses (before waivers and fees paid indirectly)	836
Expense waivers	(10)
Transfer agent fee waivers	(1)
Commission recapture	—
Total waivers and fees paid indirectly	(11)
Total expenses, net	825
Net Investment Income	93
Net Realized Gain on Investments:
Net realized gain on investments in securities	12,205
Net Realized Gain on Investments	12,205
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	7,025
Net Changes in Unrealized Appreciation of Investments	7,025
Net Gain on Investments	19,230
Net Increase in Net Assets Resulting from Operations	$19,323

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income (loss)	$93	$(46)
Net realized gain on investments	12,205	7,149
Net unrealized appreciation of investments	7,025	10,342
Net Increase In Net Assets Resulting From Operations	19,323	17,445
Distributions to Shareholders:
From net investment income
Class Y	—	(43)
Total distributions	—	(43)
Capital Share Transactions:
Class A	(6,069)	3,715
Class B	(431)	(2,183)
Class C	(674)	(513)
Class I	574	140
Class R3	5	100
Class R4	—	100
Class R5	—	100
Class Y	(5,487)	79,467
Net increase (decrease) from capital share transactions	(12,082)	80,926
Net Increase In Net Assets	7,241	98,328
Net Assets:
Beginning of period	152,289	53,961
End of period	$159,530	$152,289
Accumulated undistributed (distribution in excess of) net investment income (loss)	$93	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Fundamental Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

14

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$43	$—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(8,452)
Unrealized Appreciation †	14,338
Total Accumulated Earnings	$5,886

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed  below:

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Amount
Accumulated Undistributed Net Investment Income	$48
Accumulated Net Realized Gain (Loss) on Investments	1
Capital Stock and Paid-In-Capital	(49)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$8,452
Total	$8,452

As of October 31, 2010, the Fund utilized $7,412 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

16

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.30%
Class B Shares	2.05
Class C Shares	2.04
Class I Shares	1.03
Class R3 Shares	1.50
Class R4 Shares	1.20
Class R5 Shares	0.90
Class Y Shares	0.85

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $48 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.28%	26.24%
Class B	0.29	25.34
Class C	0.29	25.32
Class Y	0.28	26.83

7.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	10
Class R3	10
Class R4	10
Class R5	10

18

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$74,647
Sales Proceeds Excluding U.S. Government Obligations	85,732

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	414	—	(930)	—	(516)	1,714	—	(1,357)	—	357
Amount	$4,734	$—	$(10,803)	$—	$(6,069)	$17,295	$—	$(13,580)	$—	$3,715
Class B
Shares	7	—	(47)	—	(40)	28	—	(259)	—	(231)
Amount	$67	$—	$(498)	$—	$(431)	$255	$—	$(2,438)	$—	$(2,183)
Class C
Shares	81	—	(142)	—	(61)	176	—	(232)	—	(56)
Amount	$855	$—	$(1,529)	$—	$(674)	$1,653	$—	$(2,166)	$—	$(513)
Class I
Shares	53	—	(4)	—	49	14	—	—	—	14
Amount	$624	$—	$(50)	$—	$574	$140	$—	$—	$—	$140
Class R3
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$5	$—	$—	$—	$5	$100	$—	$—	$—	$100
Class R4
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class Y
Shares	824	—	(1,279)	—	(455)	9,798	4	(1,912)	—	7,890
Amount	$9,724	$—	$(15,211)	$—	$(5,487)	$98,960	$43	$(19,536)	$—	$79,467
Total
Shares	1,379	—	(2,402)	—	(1,023)	11,760	4	(3,760)	—	8,004
Amount	$16,009	$—	$(28,091)	$—	$(12,082)	$118,603	$43	$(37,720)	$—	$80,926

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	15	$166
For the Year Ended October 31, 2010	129	$1,317

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

19

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

20

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21

The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$10.68	$(0.01)	$–	$1.37	$1.36	$–	$–	$–	$–	$1.36	$12.04
B	9.99	(0.05)	–	1.29	1.24	–	–	–	–	1.24	11.23
C	9.98	(0.05)	–	1.28	1.23	–	–	–	–	1.23	11.21
I	10.70	–	–	1.38	1.38	–	–	–	–	1.38	12.08
R3	11.05	(0.02)	–	1.42	1.40	–	–	–	–	1.40	12.45
R4	11.07	–	–	1.42	1.42	–	–	–	–	1.42	12.49
R5	11.08	0.02	–	1.42	1.44	–	–	–	–	1.44	12.52
Y	11.09	0.02	–	1.42	1.44	–	–	–	–	1.44	12.53

For the Year Ended October 31, 2010 (G)
A	9.08	(0.02)	–	1.62	1.60	–	–	–	–	1.60	10.68
B	8.56	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.99
C	8.55	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.98
I(H)	9.72	–	–	0.98	0.98	–	–	–	–	0.98	10.70
R3(H)	10.07	(0.03)	–	1.01	0.98	–	–	–	–	0.98	11.05
R4(H)	10.07	(0.01)	–	1.01	1.00	–	–	–	–	1.00	11.07
R5(H)	10.07	–	–	1.01	1.01	–	–	–	–	1.01	11.08
Y	9.41	0.03	–	1.68	1.71	(0.03)	–	–	(0.03)	1.68	11.09

For the Year Ended October 31, 2009
A	7.57	0.01	–	1.50	1.51	–	–	–	–	1.51	9.08
B	7.18	(0.03)	–	1.41	1.38	–	–	–	–	1.38	8.56
C	7.18	(0.05)	–	1.42	1.37	–	–	–	–	1.37	8.55
Y	7.82	0.05	–	1.54	1.59	–	–	–	–	1.59	9.41

For the Year Ended October 31, 2008
A	13.95	(0.01)	–	(4.85)	(4.86)	–	(1.52)	–	(1.52)	(6.38)	7.57
B	13.40	(0.09)	–	(4.61)	(4.70)	–	(1.52)	–	(1.52)	(6.22)	7.18
C	13.41	(0.09)	–	(4.62)	(4.71)	–	(1.52)	–	(1.52)	(6.23)	7.18
Y	14.27	–	–	(4.93)	(4.93)	–	(1.52)	–	(1.52)	(6.45)	7.82

For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	–	–	–	–	2.93	13.95
B	10.66	(0.14)	0.04	2.84	2.74	–	–	–	–	2.74	13.40
C	10.67	(0.13)	0.04	2.83	2.74	–	–	–	–	2.74	13.41
Y	11.22	0.02	0.04	2.99	3.05	–	–	–	–	3.05	14.27

For the Year Ended October 31, 2006
A	10.26	0.02	–	0.81	0.83	(0.07)	–	–	(0.07)	0.76	11.02
B	9.94	(0.06)	–	0.78	0.72	–	–	–	–	0.72	10.66
C	9.94	(0.07)	–	0.80	0.73	–	–	–	–	0.73	10.67
Y	10.44	0.04	–	0.85	0.89	(0.11)	–	–	(0.11)	0.78	11.22
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on May 28, 2010.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.73	%(E)	$35,119	1.32	%(F)	1.30	%(F)	1.30	%(F)	(0.13	)%(F)	48%
12.41	(E)	2,131	2.27	(F)	2.05	(F)	2.05	(F)	(0.88	) (F)	–
12.32	(E)	9,322	2.04	(F)	2.04	(F)	2.04	(F)	(0.87	) (F)	–
12.90	(E)	763	1.03	(F)	1.03	(F)	1.03	(F)	(0.04	) (F)	–
12.67	(E)	129	1.59	(F)	1.50	(F)	1.50	(F)	(0.34	) (F)	–
12.83	(E)	124	1.28	(F)	1.20	(F)	1.20	(F)	(0.04	) (F)	–
13.00	(E)	124	0.96	(F)	0.90	(F)	0.90	(F)	0.26	(F)	–
12.98	(E)	111,818	0.86	(F)	0.85	(F)	0.85	(F)	0.31	(F)	–

17.62		36,651	1.45		1.40		1.40		(0.18)		91
16.71		2,300	2.39		2.16		2.16		(0.91)		–
16.73		8,902	2.16		2.15		2.15		(0.93)		–
10.08	(E)	153	0.89	(F)	0.89	(F)	0.89	(F)	0.08	(F)	–
9.73	(E)	110	1.59	(F)	1.53	(F)	1.53	(F)	(0.53	) (F)	–
9.93	(E)	110	1.29	(F)	1.23	(F)	1.23	(F)	(0.23	) (F)	–
10.03	(E)	110	0.98	(F)	0.93	(F)	0.93	(F)	0.07	(F)	–
18.17		103,953	0.91		0.91		0.91		0.28		–

19.95		27,915	1.63		1.40		1.40		0.15		113
19.22		3,943	2.58		1.95		1.95		(0.33)		–
19.08		8,103	2.36		2.17		2.17		(0.61)		–
20.34		14,000	1.04		1.04		1.04		0.56		–

(38.66)		23,989	1.48		1.45		1.45		(0.06)		110
(39.11)		6,254	2.30		2.19		2.19		(0.80)		–
(39.16)		8,276	2.21		2.20		2.20		(0.81)		–
(38.24)		10,872	0.96		0.96		0.96		0.36		–

26.59	(I)	39,831	1.50		1.47		1.47		(0.30)		159
25.70	(I)	12,307	2.30		2.22		2.22		(1.04)		–
25.68	(I)	13,703	2.22		2.20		2.20		(1.04)		–
27.18	(I)	390	1.02		1.02		1.02		0.17		–

8.07		40,215	1.68		1.50		1.50		0.14		123
7.24		13,162	2.47		2.25		2.25		(0.61)		–
7.34		13,065	2.39		2.25		2.25		(0.61)		–
8.57		487	1.18		1.07		1.07		0.56		–

23

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,127.34	$6.86	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class B	$1,000.00	$1,124.12	$10.80	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class C	$1,000.00	$1,123.25	$10.72	$1,000.00	$1,014.70	$10.17	2.04	181	365
Class I	$1,000.00	$1,128.97	$5.42	$1,000.00	$1,019.71	$5.14	1.03	181	365
Class R3	$1,000.00	$1,126.70	$7.91	$1,000.00	$1,017.36	$7.50	1.50	181	365
Class R4	$1,000.00	$1,128.27	$6.33	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R5	$1,000.00	$1,129.96	$4.75	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,129.85	$4.49	$1,000.00	$1,020.58	$4.26	0.85	181	365

27

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-FG11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Global All-Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Global All-Asset Fund

Manager Discussion (Unaudited)	2
Financial Statements
Consolidated Schedule of Investments at April 30, 2011 (Unaudited)	6
Consolidated Investment Valuation Hierarchy Level Summary at April 30, 2011 (Unaudited)	19
Consolidated Statement of Assets and Liabilities at April 30, 2011 (Unaudited)	21
Consolidated Statement of Operations for the Six-Month Period Ended April 30, 2011 (Unaudited)	22
Consolidated Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2011 (Unaudited) and for the Period May 28, 2010 (commencement of operations) through October 31, 2010	23
Notes to Consolidated Financial Statements (Unaudited)	24
Consolidated Financial Highlights (Unaudited)	40
Directors and Officers (Unaudited)	42
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	44
Quarterly Portfolio Holdings Information (Unaudited)	44
Expense Example (Unaudited)	45

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global All-Asset Fund inception 05/28/2010
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview 5/28/10 – 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/11)

		Since
	6 Month†	Inception
Global All-Asset A#	8.32%	19.58%
Global All-Asset A##		13.00%
Global All-Asset C#	7.92%	18.72%
Global All-Asset C##		17.72%
Global All-Asset I#	8.45%	19.84%
Global All-Asset R3#	8.23%	19.27%
Global All-Asset R4#	8.35%	19.62%
Global All-Asset R5#	8.52%	19.92%
Global All-Asset Y#	8.55%	19.95%
Barclays Capital U.S. Aggregate Bond Index	0.02%	4.48%
MSCI World Index	15.04%	31.27%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investments in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President	Vice President, Director of Tactical Asset	Vice President
Allocation

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 8.32%, before sales charge, for the six-month period ending April 30, 2011, versus the returns of 15.04% and 0.02%, respectively, for the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index for the same period. The Fund performed in-line with the 8.27% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities moved higher in the period as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Equities ended the period up 15% as represented by the MSCI World Index.

Fixed income markets were neutral (0.0%) over the six-month period ended April 30, 2011, as measured by the Barclays Capital U.S. Aggregate Bond Index. The market weighed sovereign debt concerns, signs of rising inflation, unrest in the Middle East, and worries of nuclear crisis in the Japan versus generally positive economic data and better-than-expected corporate earnings over the period.

The Fund utilizes multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund underperformed its blended benchmark of 8.90% during the period primarily because of the performance of the Fund's equity portion lagged that of the broad equity market. Our allocation to fixed income benefitted the Fund, as an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the asset class and security selection within the asset class added value. An out-of-benchmark position in commodities, which outperformed the benchmark, and a slight overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities contributed modestly to relative performance. Active currency exposure, achieved via currency forwards, also contributed to performance during the period. Positions favoring the Korean won and Canadian dollar over the U.S. dollar were additive.

Equity underperformance versus its benchmark was due primarily to security selection within Energy, in particular an underweight to Exxon Mobil, an out-of-benchmark position in Energy Resources of Australia, and overweights to gold stocks Randgold Resources and Kinross Gold within Materials. Out-of-benchmark exposure to emerging markets hurt relative returns, particularly our cash equity positions in China, Turkey, and Brazil.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection and sector allocation contributed positively to relative returns due to out-of-benchmark allocations to the Inflation Linked Bond and High Yield sectors. Within the Inflation Linked Bond sector, exposure to Swedish and U.S. inflation linked cash bonds were primary contributors to absolute and relative performance. The Fund’s High Yield exposure, via credit default swaps, boosted relative results as the high yield sector continued to generate strong returns (up 6% as measured by the Barclays Capital High Yield Corporate Index), reflecting positive investor views on high yield corporate credit quality. The Fund’s underweight exposure to Investment Grade Credit, which benefited from a rally in risk assets, as well as overall yield curve positioning, hurt relative performance.

During the period we maintained an out-of-benchmark exposure to commodities, achieved through futures positions in agriculture and livestock commodities, such as corn and sugar, and precious metals commodities, such as gold, platinum, and silver. This commodities exposure contributed positively to absolute and relative returns as commodities outperformed the Fund’s benchmark.

What is the outlook?

Risk assets entered 2011 in the midst of a nearly-uninterrupted run dating back to the summer of last year. This rally had several distinguishing characteristics: developed markets led their emerging peers, oil and equities moved together, and gold, often viewed as a counter-cyclical asset, gained alongside traditional risk assets.

A series of global events had a significant negative impact on market sentiment, derailing – at least temporarily – the rally and changing the relationship between asset classes. Middle East and North Africa unrest served to accentuate market concerns over the energy supply/demand balance, prompting a return to viewing oil as a risk to global economic expansion. This change was highlighted by a dramatic shift from positive to negative

3

correlation between oil and equities in late January. Gold also resumed its upward march after bottoming in late January, aided by the possibility that higher oil prices could add to global inflationary pressures.

This evolving relationship between asset classes should not obscure the fact that we are still at an early stage of the economic recovery – a recovery that we believe is real and enduring. On some levels, this upturn is not all that different from past recoveries – growth and consumer spending are improving while unemployment (slowly) begins to fall. Unlike past recoveries, however, the current turn reflects substantive structural change in the global economy as emerging economies are now the primary engines behind economic expansion. This is seen through the high level of commodities prices at a relatively early stage of the recovery, and through rising inflationary pressures, as emerging consumerism drives demand for everything from TVs to automobiles and oil. Ultimately these pressures feed through to developed markets as well via higher input costs and import prices.

Even where the geopolitical environment is stable rising input costs and volatile weather are creating problems meeting demand across a range of commodities. In our view, the potential for supply restrictions and higher prices reinforces the notion that inflationary pressures are rising across the global economy. In addition, the economic contraction in Japan, in combination with the impact on growth of higher oil prices, makes it more likely that the U.S. Federal Reserve will maintain its easy policy bias for a longer period. This would provide a further tailwind for risk assets – and potentially for inflation as well.

We seek to provide long-term total return by investing in a diverse portfolio of securities and derivative instruments across a broad range of countries and asset categories. At the end of the period the Fund was underweight in fixed income and overweight in equities, commodities, and cash relative to its benchmark.

Diversification by Security Type
as of April 30, 2011

Percentage of
Category	Net Assets
Equity Securities
Common Stocks	43.7%
Exchange Traded Funds	6.6
Preferred Stocks	0.1
Total	50.4%
Fixed Income Securities
Corporate Bonds: Investment Grade	2.4%
Corporate Bonds: Non-Investment Grade	0.1
U.S. Government Agencies	1.7
U.S. Government Securities	1.3
Total	5.5%
Short-Term Investments	42.9%
Other Assets and Liabilities	1.2
Total	100.0%

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	3.1
Capital Goods (Industrials)	4.4
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	0.2
Diversified Financials (Financials)	2.6
Energy (Energy)	5.8
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	0.2
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	0.9
Materials (Materials)	7.3
Media (Consumer Discretionary)	0.3
Other Investment Pools and Funds (Financials)	6.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.1
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	1.1
Semiconductors & Semiconductor Equipment (Information Technology)	0.8
Software & Services (Information Technology)	2.0
Technology Hardware & Equipment (Information Technology)	2.9
Telecommunication Services (Services)	1.2
Transportation (Industrials)	1.1
Utilities (Utilities)	1.0
Total	50.4%
Fixed Income Securities
Foreign Governments (Foreign Governments)	2.5%
U.S. Government Agencies (U.S. Government Agencies)	1.7
U.S. Government Securities (U.S. Government Securities)	1.3
Total	5.5%
Short-Term Investments	42.9%
Other Assets and Liabilities	1.2
Total	100.0%

4

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Argentina	0.1%
Australia	2.0
Austria	0.1
Belgium	0.1
Brazil	0.3
Canada	3.4
China	1.4
Colombia	0.2
Denmark	0.2
Finland	0.2
France	1.8
Germany	1.8
Greece	0.0
Hong Kong	1.4
India	0.1
Ireland	0.1
Israel	0.2
Italy	0.5
Japan	3.4
Jersey	0.0
Luxembourg	0.2
Mexico	0.8
Netherlands	0.8
Norway	0.1
Philippines	0.5
Poland	0.0
Portugal	0.0
Russia	0.3
Singapore	0.4
South Africa	0.4
South Korea	0.1
Spain	0.6
Sweden	1.8
Switzerland	2.2
Taiwan	0.3
Turkey	0.5
United Kingdom	3.8
United States	25.8
Short-Term Investments	42.9
Other Assets and Liabilities	1.2
Total	100.0%

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7%
	Automobiles & Components - 0.7%
3	Aisin Seiki Co., Ltd.	$123
104	Avichina Industry & Technology ●	65
4	Bayerische Motoren Werke (BMW) AG	385
8	Bridgestone Corp.	169
71	Byd Co., Ltd.	258
10	Daimler AG	794
6	Denso Corp.	193
57	Dongfeng Motor Group Co., Ltd.	89
9	Fiat S.p.A.	98
16	Great Wall Automobile Holdings Co., Ltd.	28
58	Guangzhou Automobile Group Co., Ltd.	66
19	Honda Motor Co., Ltd.	718
19	Isuzu Motors Ltd.	81
2	Michelin (C.G.D.E.) Class B	243
55	Mitsubishi Motors Corp. ●	68
33	Nissan Motor Co., Ltd.	313
3	Nokian Rendaat Oyj	163
2	Porsche Automobil Holding SE	162
3	Renault S.A.	166
6	Suzuki Motor Corp.	147
32	Toyota Motor Corp.	1,264
17	Xinyi Glass Holdings Co., Ltd.	20
		5,613
	Banks - 3.1%
19	77 Bank Ltd.	89
321	Agricultural Bank of China ●	190
66	Akbank T.A.S	342
31	Australia & New Zealand Banking Group Ltd.	822
54	Banco Bilbao Vizcaya Argentaria S.A.	690
244	Banco de Oro Unibank, Inc.	309
13	Banco Popular Espanol	78
102	Banco Santander Central Hispano S.A.	1,303
4	Bancolombia S.A. ADR	268
26	Bank Leumi Le-Israel	136
309	Bank of China Ltd.	171
87	Bank Of Communications Co.	93
27	Bank of East Asia	110
142	Bank of the Philippine Islands	196
20	Bank of Yokohama Ltd.	100
138	Barclays Bank plc	658
12	BNP Paribas	940
68	BOC Hong Kong Holdings Ltd.	213
21	Chiba Bank Ltd.	122
75	China CITIC Bank	54
274	China Construction Bank	260
14	China Merchants Bank Co., Ltd.	37
63	China Minsheng Banking	60
9	Commerzbank AG	58
19	Commonwealth Bank of Australia	1,098
10	Credit Agricole S.A.	170
9	Danske Bank	219
26	DBS Group Holdings Ltd.	318
11	DNB Nor ASA	172
3	Erste Group Bank AG	149
29	Fukuoka Financial Group, Inc.	120
13	Hang Seng Bank Ltd.	205
209	HSBC Holdings plc	2,280
357	Industrial and Commercial Bank of China	302
110	Intesa Sanpaolo	366
2	KBC Groep N.V.	64
499	Lloyds Banking Group plc ●	496
292	Metropolitan Bank and Trust ●	469
155	Mitsubishi UFJ Financial Group, Inc.	744
59	Mitsui Trust Holdings, Inc.	202
259	Mizuho Financial Group, Inc.	411
26	National Australia Bank Ltd.	776
11	National Bank of Greece	84
14	Natixis	82
34	Nordea Bank Ab	390
32	Oversea-Chinese Banking Corp., Ltd.	251
25	Resona Holdings, Inc.	117
183	Royal Bank of Scotland Group plc ●	127
20	Skandinaviska Enskilda Banken Ab	190
8	Societe Generale Class A	542
28	Standard Chartered plc	782
16	Sumitomo Mitsui Financial Group, Inc.	503
7	Svenska Handelsbanken Ab Class A	246
11	Swedbank Ab	208
134	Turkiye Garanti Bankasi A.S.	693
15	Turkiye Halk Bankasi A.S.	130
77	Turkiye Is Bankasi (Isbank)	272
174	Unicredit S.p.A.	449
18	United Overseas Bank Ltd.	294
115	Wells Fargo & Co.	3,346
36	Westpac Banking Corp.	979
1	Wing Hang Bank Ltd.	7
11	Yapi Ve Kredi Bankasi AS ●	35
		25,587
	Capital Goods - 4.4%
3	3M Co.	266
38	ABB Ltd.	1,048
8	Acs Actividades Cons Y Serv	426
5	AGCO Corp. ●	291
6	Alfa Laval AB	135
3	Alstom RGPT	174
14	Asahi Glass Co., Ltd.	176
5	Assa Abloy Ab ●	163
7	Atlas Copco AB B Shares	193
47	BAE Systems plc	257
4	Beijing Enterprises Holdings Ltd.	20
3	Boeing Co.	219
3	Bouygues S.A.	146
5	Caterpillar, Inc.	545
8	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	22
43	China Communications Construction Co., Ltd.	40
3	China High Speed Transmission	3
41	China National Materials	40
33	China Railway Construction Corp.	29
68	China Railway Group Ltd.	37
9	Citic Pacific Ltd.	26
9	Compagnie De Saint-Gobain	642
59	CSR Corp. Ltd.	65
3	Daikin Industries Ltd.	100
73	Danaher Corp.	4,035
4	Deere & Co.	368

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7% - (continued)
	Capital Goods - 4.4% - (continued)
14	Dongfang Electric Corp. Ltd.	$45
4	Emerson Electric Co.	240
26	Enka Insaat ve Sanayi AS	112
5	European Aeronautic Defence and Space Co. N.V.	164
3	Fanuc Ltd.	422
10	Ferrovial S.A.	144
26	Fiat Industrial S.p.A. ●	383
–	Flowserve Corp.	57
15	Fraser And Neave Ltd.	79
2	Geberit AG	476
204	General Electric Co.	4,165
64	Hankyu Hanshin Holdings, Inc. ☼	284
6	Hexagon Ab	144
5	Honeywell International, Inc.	289
34	Hutchison Whampoa Ltd.	388
66	Illinois Tool Works, Inc.	3,845
51	Ingersoll-Rand plc	2,578
23	Itochu Corp.	243
3	Jgc Corp.	80
5	JS Group Corp.	124
34	Kawasaki Heavy Industries	140
17	Keppel Corp., Ltd.	162
54	KOC Holding AS	289
21	Komatsu Ltd. ☼	746
3	Kone Oyj Class B	158
19	Koninklijke Philips Electronics N.V.	570
18	Kubota Corp.	171
1	L-3 Communications Holdings, Inc.	41
3	Legrand S.A.	119
2	Leighton Holdings Ltd.	64
–	Lockheed Martin Corp.	39
25	Lonking Holdings Ltd.	19
1	Man AG ●	167
27	Marubeni Corp.	197
75	Metallurgical Corp. Of China ●	32
2	Metso Oyj	122
26	Mitsubishi Corp. ☼	716
27	Mitsubishi Electric Corp.	295
48	Mitsubishi Heavy Industries Ltd.	232
21	Mitsui & Co., Ltd.	381
7	Ngk Insulators Ltd.	114
2	Nidec Corp.	132
68	Noble Group Ltd.	124
15	Nsk Ltd.	136
–	Precision Castparts Corp.	36
3	Raytheon Co.	127
25	Rolls-Royce Group plc	267
4	Safran S.A.	143
27	Sandvik Ab	575
4	Scania Ab	112
1	Schindler Holding AG	131
3	Schneider Electric S.A.	522
32	Sembcorp Industries Ltd.	140
81	Shanghai Electric Group Co., Ltd.	40
3	Shanghai Industrial Holdings Ltd.	11
12	Siemens AG	1,788
27	Sinotruk Hong Kong Ltd.	23
8	Skanska Ab Class B	167
5	Skf Ab B Shares	168
20	SM Investments Corp.	276
1	SMC Corp.	192
7	Smiths Group plc	166
16	Sumitomo Corp.	216
15	Sumitomo Electric Industries Ltd.	203
9	Sumitomo Heavy Industries	60
4	The Weir Group plc	118
13	Toyota Tsusho Corp. ☼	212
4	United Technologies Corp.	360
3	Vallourec	343
3	Vestas Wind Systems A/S ●	103
10	Vinci S.A.	678
7	Volvo Ab B Shares	136
3	Wartsila Oyj Class B	113
5	Weichai Power Co., Ltd.	37
5	Wolseley plc	167
3	Zhuzhou CSR Times Electric	10
		36,534
	Commercial & Professional Services - 0.2%
7	Adecco S.A.	485
4	Aggreko plc	108
21	Brambles Ltd.	153
10	Capital Group plc	119
57	China Everbright International Ltd.	25
13	Dai Nippon Printing Co., Ltd.	155
13	Experian plc	172
1	Randstad Holding N.V.	82
3	Secom Co., Ltd.	160
7	Serco Group plc	70
–	SGS S.A.	143
		1,672
	Consumer Durables & Apparel - 1.1%
2	Adidas-Salomon AG	171
37	Anta Sports Products Ltd.	60
16	Arcelik A.S.	91
94	Bosideng International Holdings Ltd.	30
6	Burberry Group plc	140
81	China Dongxiang Group Co.	28
1	Christian Dior	158
6	CIE Financiere Richemont S.A.	406
63	Coach, Inc. ‡	3,772
3	Electrolux Ab Series B	73
17	Li Ning Co., Ltd.	30
23	Lululemon Athletica, Inc. ●	2,285
3	LVMH Moet Hennessy Louis Vuitton S.A.	538
6	Nikon Corp.	121
25	Panasonic Corp.	311
10	Sekisui House Ltd.	100
17	Sharp Corp.	155
11	Sony Corp.	318
–	Swatch Group AG	244
13	Techtronic Industries Co., Ltd.	17
		9,048
	Consumer Services - 0.2%
3	Accor S.A.	112
3	Carnival plc	115
26	Compass Group plc	257

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7% - (continued)
	Consumer Services - 0.2% - (continued)
1	Ctrip.com International Ltd. ADR ●	$37
17	Galaxy Entertainment Group Ltd. ●	31
83	Genting Singapore plc ●	147
5	Intercontinental Hotels Group	115
70	Jollibee Foods Corp.	155
11	Melco PBL Entertainment Ltd. ADR ●	123
–	New Oriental Education & Technology Group, Inc. ADR ●	35
4	Opap S.A.	90
49	Sands China Ltd. ●§	137
68	SJM Holdings Ltd.	147
2	Sodexo	148
15	TABCORP Holdings Ltd.	126
		1,775
	Diversified Financials - 2.6%
2	Asx Ltd.	85
22	Ayala Corp.	202
21	BlackRock, Inc.	4,195
3	China Everbright Ltd.	6
14	Credit Suisse Group AG	620
27	Daiwa Securities Group, Inc.	116
11	Deutsche Bank AG	731
3	Deutsche Boerse AG	247
19	Goldman Sachs Group, Inc.	2,936
1	Groupe Bruxelles Lambert S.A.	139
11	Grupo de Inversiones Suramericana	221
58	Haci Omer Sabanci Holding AS	309
35	Hong Kong Exchanges & Clearing Ltd.	803
47	ING Groep N.V. ●	614
9	Investor AB Class B	224
92	JP Morgan Chase & Co.	4,184
4	Julius Baer Group Ltd.	173
4	Kinnevik Investment AB	113
6	Macquarie Group Ltd.	222
19	Man Group plc	81
52	Nomura Holdings, Inc.	267
1	ORIX Corp.	139
16	Singapore Exchange Ltd.	100
43	UBS AG	862
210	UBS AG ADR ●	4,195
		21,784
	Energy - 5.8%
5	Acergy S.A.	134
31	Apache Corp.	4,096
40	BG Group plc	1,019
217	BP plc	1,671
22	Cairn Energy plc ●	169
47	Cameco Corp.	1,397
115	Canadian Natural Resources Ltd. ADR	5,399
56	China Coal Energy Co.	78
19	China Oilfield Services Ltd.	37
216	China Petroleum & Chemical Corp. Class H	218
52	China Shenhua Energy Co., Ltd.	241
110	CNOOC Ltd.	273
4	Ecopetrol S.A. ADR	195
116	Energy Resources of Australia Ltd.	696
31	Eni S.p.A.	833
70	EOG Resources, Inc.	7,903
23	Exxon Mobil Corp.	1,998
–	Inpex Corp.	208
28	JX Holdings, Inc.	200
34	Kunlun Energy Co., Ltd. ●	60
98	Mongolia Energy Corp., Ltd. ●	23
88	OAO Gazprom Class S ADR	1,480
37	Occidental Petroleum Corp.	4,223
2	OMV AG	88
14	Origin Energy Ltd.	256
7	Pacific Rubiales Energy Corp.	209
163	Paladin Energy Ltd. ●	590
254	PetroChina Co., Ltd.	369
4	Petrofac Ltd.	96
8	Repsol YPF S.A.	303
42	Royal Dutch Shell plc	1,622
31	Royal Dutch Shell plc B Shares	1,213
3	Saipem S.p.A.	179
12	Santos Ltd.	194
45	Schlumberger Ltd.	3,996
3	Seadrill Ltd.	106
12	Statoil ASA	358
1	Technip S.A.	168
6	Tenaris S.A.	153
25	Total S.A.	1,599
4	Transocean Ltd. ●	260
12	Tullow Oil plc	288
9	Tupras-Turkiye Petrol Rafinerileri A.S.	287
245	Uranium One, Inc.	1,020
23	Whiting Petroleum Corp. ●	1,578
8	Woodside Petroleum Ltd.	420
3	Worleyparsons Ltd.	103
15	Yanzhou Coal Mining Co., Ltd.	61
		48,067
	Food & Staples Retailing - 0.5%
12	AEON Co., Ltd.	149
1,323	Alliance Global Group, Inc.	367
17	Almacenes Exito S.A.	264
2	Bim Birlesik Magazalar AS	86
7	Carrefour S.A.	334
15	China Resources Enterprise	59
1	Delhaize-Le Lion S.A.	117
17	Koninklijke Ahold N.V.	238
2	Metro AG	136
11	Seven & I Holdings Co., Ltd.	273
96	Tesco plc	648
15	Wesfarmers Ltd.	536
27	Wm Morrison Supermarkets	133
16	Woolworths Ltd.	456
47	Wumart Stores, Inc. ●	107
		3,903
	Food, Beverage & Tobacco - 2.3%
11	Ajinomoto Co., Inc.	119
14	Anadolu Efes Biracilik ve Malt Sanayii AS	215
8	Anheuser-Busch InBev N.V.	525
24	Archer Daniels Midland Co.	883
4	Asahi Breweries Ltd.	77
3	Asian Bamboo AG	171
265	Asian Citrus Holdings Ltd.	302
23	British American Tobacco plc	1,002
1	Carlsberg A/S Class B	148

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7% - (continued)
	Food, Beverage & Tobacco - 2.3% - (continued)
81	Chaoda Modern Agriculture	$50
583	China Agri-Industries Holdings	668
77	China Foods Ltd.	54
158	China Green Holdings Ltd.	135
24	China Mengniu Dairy Co.	75
256	China Modern Dairy Holdings Ltd. ●	80
49	China Yurun Food Group Ltd.	181
7	Coca-Cola Amatil Ltd.	95
3	Coca-Cola Hellenic Bottling	77
1	Coca-Cola Icecek	12
22	Cosan Ltd.	270
26	Cosan S.A. Industria E Comercio	394
29	Diageo Capital plc	594
196	First Resources Ltd.	221
26	Foster's Group Ltd.	160
7	Groupe Danone	517
4	Heineken N.V.	238
13	Imperial Tobacco Group plc	445
–	Japan Tobacco, Inc.	233
33	JBS S.A.	111
2	Kerry Group plc Class A	97
11	Kirin Brewery Co., Ltd.	159
47	Nestle S.A.	2,928
40	Parmalat S.p.A. ●	150
59	PepsiCo, Inc.	4,076
29	Perdigao S.A.	581
3	Pernod-Ricard	266
12	SABMiller plc	454
3	Swedish Match Ab ●	109
49	Tingyi Holding Corp.	129
9	Tsingtao Brewery Co., Ltd.	49
21	Unilever N.V. CVA	677
13	Unilever plc	409
40	Uni-President China Holdings	23
125	Want Want China Holdings Ltd.	112
151	Wilmar International Ltd.	653
		18,924
	Health Care Equipment & Services - 0.2%
3	Cie Generale d'Optique Essilor International S.A.	267
3	Fresenius Medical Care AG & Co.	237
2	Fresenius SE & Co. KGaA	177
4	Mindray Medical International Ltd.	107
4	Olympus Corp.	123
75	Shandong Weigao Group Medical Polymer Co., Ltd.	205
60	Sinopharm Medicine Holding Co., Ltd.	207
12	Smith & Nephew plc	135
1	Synthes, Inc.	168
2	Terumo Corp.	95
		1,721
	Household & Personal Products - 0.2%
1	Beiersdorf AG	80
11	Hengan International Group Co., Ltd.	84
4	Henkel AG & Co. KGaA	255
9	Kao Corp.	232
3	L'Oreal S.A.	386
8	Reckitt Benckiser Group plc	418
5	Shiseido Co., Ltd.	91
1	Uni-Charm Corp.	52
		1,598
	Insurance - 0.9%
29	Aegon N.V.	227
25	Ageas	76
110	AIA Group Ltd. ●	371
6	Allianz SE	881
36	Amp Ltd.	218
16	Assicurazioni Generali	373
38	Aviva plc	281
22	AXA S.A.	484
37	China Life Insurance Co., Ltd.	133
1	China Pacific Insurance	4
8	China Taiping Insurance ●	22
–	Dai-ichi Life Insurance Co., Ltd.	132
22	Insurance Australia Group	85
92	Legal & General Group plc	190
8	MS & AD Insurance Group Holdings	182
3	Muenchener Rueckversicherungs NPV	415
16	NKSJ Holdings, Inc.	103
90	Old Mutual plc	210
6	PICC Property and Casualty Co., Ltd. ●	8
19	Ping An Insurance (Group) Co.	203
30	Prudential plc	386
14	QBE Insurance Group Ltd.	290
24	Resolution Ltd.	122
70	RSA Insurance Group plc	161
6	Sampo Oyj Class A	200
44	Standard Life plc	167
16	Suncorp-Metway Ltd.	149
5	Swiss Re	286
3	T&D Holdings, Inc.	73
9	Tokio Marine Holdings, Inc.	248
2	Zurich Financial Services AG	538
		7,218
	Materials - 7.3%
9	Agrium, Inc.	799
3	Air Liquide	514
3	Akzo Nobel N.V.	252
51	Alumina Ltd.	129
70	Aluminum Corp. of China Ltd.	66
14	Amcor Ltd.	104
34	Angang Steel Co., Ltd.	44
26	Anglo American plc	1,349
59	AngloGold Ltd. ADR	3,012
25	Anhui Conch Cement Co., Ltd.	117
18	Antofagasta	425
24	ArcelorMittal	903
27	Asahi Kasei Corp.	185
55	Barrick Gold Corp.	2,799
11	BASF SE ●	1,108
49	BBMG Corp.	81
40	BHP Billiton Ltd.	2,032
54	BHP Billiton plc	2,281
6	Boliden Ab ●	128
20	Cementos Argos S.A.	123
9	CF Industries Holdings, Inc.	1,309
341	China Bluechemical Ltd.	278
58	China Molybdenum Co., Ltd.	52

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7% - (continued)
	Materials - 7.3% - (continued)
48	China National Building Material Co., Ltd.	$102
31	China Shanshui Cement Group	35
40	China Zhongwang Holdings Ltd.	20
8	CRH plc	202
66	Eregli Demir ve Celik Fabrikalari T.A.S.	195
20	Eurasian Natural Resources Corp.	299
7	Evraz Group S.A. §	252
2	First Quantum Minerals Ltd.	300
19	Fortescue Metals Group Ltd.	132
64	Fosun International	51
78	Freeport-McMoRan Copper & Gold, Inc.	4,297
66	Fushan International Energy	46
–	Givaudan	167
59	Goldcorp, Inc.	3,284
95	Grupo Mexico SAB de CV	327
2	HeidelbergCement AG	147
40	Hidili Industry International Development	41
3	Holcim Ltd.	304
41	Huabao International Holdings Ltd.	61
218	Incitec Pivot Ltd.	901
4	Intrepid Potash, Inc. ●	122
12	Inversiones Argos S.A.	125
44	Israel Chemicals Ltd.	774
42	Ivanhoe Mines Ltd. ●	1,097
8	JFE Holdings, Inc.	214
33	Jiangxi Copper Co., Ltd.	112
4	Johnson Matthey plc	145
4	JSR Corp.	81
11	JSW Steel Ltd.	230
17	K+S AG	1,411
11	Kazakmys plc	266
4	KGHM Polska Miedz S.A.	283
182	Kinross Gold Corp.	2,878
57	Kobe Steel Ltd.	141
3	Koninklijke DSM N.V.	179
11	Kuraray Co., Ltd.	156
3	Lafarge S.A.	216
1	Lanxess	128
62	Lee & Man Paper	45
2	Linde AG	367
708	Lynas Corp., Ltd. ●	1,633
75	Maanshan Iron & Steel	39
16	Mining and Metallurgical Co. Norilsk Nickel ADR	449
24	Minmetals Resource ●	16
22	Mitsubishi Chemical Holdings	149
15	Monsanto Co.	1,050
4	Mosaic Co.	317
9	Newcrest Mining Ltd.	426
53	Newmont Mining Corp.	3,117
37	Nine Dragons Paper Holdings	43
78	Nippon Steel Corp.	243
3	Nitto Denko Corp.	143
16	Norsk Hydro ASA	140
7	Novolipet Steel §	256
1	Novozymes A/S Class B	159
6	Orica Ltd.	173
43	Potash Corp. of Saskatchewan, Inc.	2,420
1	Rangold Resources Ltd. ●	98
6	Rio Tinto Ltd.	534
28	Rio Tinto plc	2,026
5	Shin-Etsu Chemical Co., Ltd.	269
24	Sino Forest Corp. Class A ●	593
424	Sinofert Holdings Ltd.	178
115	Sinopec Shanghai Petrochemical Co., Ltd.	56
40	Sinopec Yizheng Chemical Fibro Co., Ltd. ●	. 17
1	Solvay S.A.	174
10	Southern Copper Corp.	361
17	Sterlite Industries Ltd.	272
10	Stora Enso Oyj Class R	117
20	Sumitomo Chemical Co., Ltd.	109
48	Sumitomo Metal Industries	101
22	Sumitomo Metal Mining Co., Ltd. ☼	394
10	Svenska Cellulosa Ab B Shares	148
5	Syngenta AG	1,633
19	Tata Steel Ltd.	264
7	Teck Cominco Ltd. Class B	367
30	Teijin Ltd.	145
4	ThyssenKrupp AG	195
26	Toray Industries, Inc.	193
2	Umicore	117
8	UPM-Kymmene Oyj	163
7	Uralkali §	283
27	Vale S.A. SP ADR	913
7	Vedanta Resources plc	257
2	Voestalpine AG	110
47	Xstrata plc	1,198
2	Yara International ASA	122
20	Zhaojin Mining Industry Co., Ltd. ●	95
104	Zijin Mining Group Co., Ltd.	82
		60,580
	Media - 0.3%
17	British Sky Broadcasting Group plc	238
4	Dentsu, Inc.	110
11	Elsevier N.V.	138
3	Focus Media Holding Ltd. ADR ●	100
2	Lagardere S.C.A.	85
12	Pearson plc	233
3	Publicis Groupe	151
9	Reed Elsevier Capital, Inc.	84
3	SES Global S.A.	80
36	Singapore Press Holdings Ltd.	117
1	Television Broadcasts Ltd.	8
10	Toho Co., Ltd.	146
15	Vivendi S.A.	482
6	Wolters Kluwer N.V.	140
16	WPP plc	211
		2,323
	Pharmaceuticals, Biotechnology & Life Sciences - 3.1%
2	Actelion Ltd. ●	115
57	Agilent Technologies, Inc. ●	2,823
23	Alexion Pharmaceuticals, Inc. ●	2,188
6	Astellas Pharma, Inc.	226
16	AstraZeneca plc	813
10	Bayer AG	862
67	Celgene Corp. ●	3,938
7	CSL Ltd.	283
9	Daiichi Sankyo Co., Ltd.	182
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 3.1% - (continued)
5	Eisai Co., Ltd.	$176
66	Gilead Sciences, Inc. ●	2,571
60	GlaxoSmithKline plc	1,313
1	Merck KGaA	88
25	Novartis AG	1,486
5	Novo Nordisk A/S	638
5	Otsuka Holdings Co., Ltd.	146
8	Roche Holding AG	1,340
13	Sanofi-Aventis S.A.	998
5	Shionogi & Co., Ltd.	76
8	Shire plc	252
10	Takeda Pharmaceutical Co., Ltd.	467
11	Teva Pharmaceutical Industries Ltd.	514
4	Tsumura & Co.	111
78	Vertex Pharmaceuticals, Inc. ●	4,289
		25,895
	Real Estate - 0.7%
16	Agile Property Holdings Ltd.	25
1,089	Ayala Land, Inc.	419
18	British Land Co. plc	179
63	Capitaland Ltd. ●	175
52	Champion REIT	30
21	Cheung Kong Holdings Ltd.	325
15	China Overseas Land & Investment Ltd.	29
11	China Resources Land Ltd.	20
7	City Developments Ltd.	66
81	Country Garden Holdings Co.	33
5	Daiwa House Industry Co., Ltd.	64
74	Franshion Properties	23
30	Gpt Group	105
18	Greentown China Holdings	18
16	Guangzhou R&F Properties	22
14	Hammerson plc	113
11	Hang Lung Group Ltd.	71
144	Hang Lung Properties Ltd.	643
17	Henderson Land Development Co., Ltd.	114
1	Hopewell Holdings	4
2	Hopson Development Holdings Ltd.	2
1	Hysan Development Co., Ltd.	5
30	Immofinanz AG ●	142
–	Japan Real Estate Investment Trust	99
14	KWG Property Holding Ltd.	10
12	Land Securities Group plc	159
41	Link Reit	130
18	Mitsubishi Estate Co., Ltd.	312
10	Mitsui Fudosan Co., Ltd.	180
71	New World China Land Ltd.	25
8	New World Development Co., Ltd.	14
–	Nippon Building Fund, Inc.	101
26	Poly Hong Kong Investments	21
118	Renhe Commercial Holdings	20
17	Shimao Property Holdings Ltd.	23
46	Shui On Land Ltd.	20
57	Sino Land Co., Ltd.	101
33	Sino-Ocean Land Holdings Ltd.	19
734	SM Prime Holdings, Inc.	206
43	Soho China Ltd.	37
36	Stockland	150
9	Sumitomo Realty & Development Co., Ltd.	176
21	Sun Hung Kai Properties Ltd.	324
13	Swire Pacific Ltd.	206
14	Tokyu Land Corp.	61
1	Unibail-Rodamco SE	302
78	United Energy Group Ltd. ●	12
29	Westfield Group	286
47	Westfield Retail Trust	135
13	Weyerhaeuser Co.	310
22	Wharf Holdings Ltd.	162
4	Wheelock & Co., Ltd.	18
49	Yuexiu Property Co., Ltd.	10
		6,256
	Retailing - 1.1%
20	Amazon.com, Inc. ●	3,861
50	Belle International Holdings Ltd.	99
12	Esprit Holdings Ltd.	48
1	Fast Retailing Co., Ltd.	91
34	Golden Eagle Retail Group Ltd.	89
151	GOME Electrical Appliances Holdings Ltd.	. 54
13	Hennes & Mauritz Ab	458
3	Industria de Diseno Textil S.A.	225
6	Isetan Mitsukoshi Holdings Ltd.	62
35	Kingfisher plc	159
41	Li & Fung Ltd.	210
21	Marks & Spencer Group plc	138
4	Next plc	153
16	Ontime Department Store	25
302	Parkson Retail Group Ltd.	464
1	Pinault-Printemps-Redoute S.A.	220
–	Rakuten, Inc.	136
93	Urban Outfitters, Inc. ●	2,920
2	Yamada Denki Co., Ltd.	109
		9,521
	Semiconductors & Semiconductor Equipment - 0.8%
9	Advanced Semiconductor Engineering, Inc.	. 11
18	Arm Holdings plc	189
66	ASM Pacific Technology	895
5	ASML Holding N.V.	193
88	Broadcom Corp. Class A	3,097
12	Infineon Technologies AG	131
23	Inotera Memories, Inc.	12
3	JA Solar Holdings Co. Ltd. ADR ●	20
7	MediaTek, Inc.	73
25	Nanya Technology Corp.	13
1	Powertech Technology, Inc.	4
2	Rohm Co., Ltd.	102
1	Samsung Electronics Co., Ltd.	736
331	Semiconductor Manufacturing ●	30
9	Siliconware Precision Industries	12
11	STMicroelectronics N.V.	126
2	Suntech Power Holdings Co., Ltd. ADR ●	16
301	Taiwan Semiconductor Manufacturing Co., Ltd.	778
3	Tokyo Electron Ltd.	179
1	Trina Solar Ltd. ADR ●	36
26	United Microelectronics Corp.	13
		6,666

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 43.7% - (continued)
	Software & Services - 2.0%
91	Adobe Systems, Inc. ●‡	$3,067
137	Alibaba.com Ltd.	243
2	Autonomy Corp. plc ●	52
14	Baidu, Inc. ADR ●	2,148
3	Capital Gemini S.A.	155
7	Computershare Ltd.	76
7	Google, Inc. ●	3,542
7	Infosys Technologies Ltd. ADR	463
1	Longtop Financial Technologies Ltd. ●	17
1	Netease.com, Inc. ●	41
1	Nintendo Co., Ltd.	275
–	Ntt Data Corp.	53
121	Oracle Corp.	4,361
23	Sage Group plc	109
10	SAP AG	655
1	Shanda Interactive Entertainment Ltd. ADR ●	34
1	Sina Corp. ●	67
8	Sohu.com, Inc. ●	841
20	Tencent Holdings Ltd.	569
–	Yahoo Japan Corp.	81
		16,849
	Technology Hardware & Equipment - 2.9%
11	AAC Acoustic Technologies	29
2	Acer, Inc.	4
26	Alcatel S.A.	167
12	Apple, Inc. ●	4,262
1	Asustek Computer, Inc.	7
28	AU Optronics Corp.	23
29	BYD Electronic International Co., Ltd.	16
13	Canon, Inc.	603
21	Chimei Innolux Corp.	22
127	Chunghwa Picture Tubes Ltd. ●	17
23	Compal Electronics, Inc.	26
80	Corning, Inc.	1,685
193	Delta Electronics, Inc.	866
147	EMC Corp. ●‡	4,177
1	Foxconn Technology Co., Ltd.	5
7	Fuji Photo Film Co., Ltd.	217
26	Fujitsu Ltd.	148
7	High Technology Computer Corp.	315
64	Hitachi Ltd.	345
167	Hon Hai Precision Industry Co., Ltd.	635
8	Hoya Pentax HD Corp.	180
4	Ibiden Co., Ltd.	126
98	Juniper Networks, Inc. ●	3,750
1	Keyence Corp.	160
3	Kingboard Chemical Holdings Ltd.	17
5	Konica Minolta Holdings, Inc.	40
2	Kyocera Corp.	256
71	Legend Holdings Ltd.	42
23	Lite-On Technology Corp.	30
3	Murata Manufacturing Co., Ltd.	196
4	Nippon Electric Glass Co., Ltd.	57
45	Nokia Oyj	415
3	Omron Corp.	72
69	Qualcomm, Inc.	3,917
5	Quanta Computer, Inc.	9
11	Ricoh Co., Ltd.	124
2	Synnex Technology International Corp.	6
3	TDK Corp.	137
37	Telefonaktiebolaget LM Ericsson	567
48	Toshiba Corp.	258
3	Wistron Corp.	5
148	ZTE Corp.	534
		24,467
	Telecommunication Services - 1.2%
39	Bezeq Israeli Telecommunication Corp., Ltd.	116
97	BT Group plc	318
151	China Communications Services Corp., Ltd.	93
26	China Mobile Ltd.	243
510	China Telecom Corp., Ltd.	297
162	China Unicom Ltd.	331
35	Deutsche Telekom AG	578
24	France Telecom S.A.	556
2	Globe Telecom, Inc.	33
–	KDDI Corp.	240
19	Koninklijke (Royal) KPN N.V.	301
1	Millicom International Cellular SDR	77
1	Nippon Telegraph & Telephone Corp.	60
–	NTT DoCoMo, Inc.	334
280	PCCW Ltd.	111
7	Philippine Long Distance Telephone Co.	386
7	Philippine Long Distance Telephone Co. ADR	397
6	Portugal Telecom S.G.P.S. S.A. (with rights).	76
126	Singapore Telecommunications Ltd.	322
10	Softbank Corp.	432
5	Tele2 Ab B Shares	114
192	Telecom Italia S.p.A.	273
49	Telefonica S.A.	1,318
5	Telekom Austria AG	79
10	Telenor ASA	171
31	Telia Ab	253
57	Telstra Corp., Ltd.	181
44	Turk Telekomunikasyon AS	232
23	Turkcell Iletisim Hizmetleri A.S. ADR	336
595	Vodafone Group plc	1,719
		9,977
	Transportation - 1.1%
–	A.P. Moller-Maersk A/S	177
5	Abertis Infraestructuras S.A.	107
3	Aeroports de Paris	266
52	Air China Ltd.	53
139	Asciano Group	252
6	Atlantia S.p.A.	142
57	Beijing Capital International Airport Co., Ltd.	28
–	Canadian National Railway Co.	13
17	Cathay Pacific Airways Ltd.	43
–	Central Japan Railway Co.	159
80	China Eastern Airlines Co. ●	35
9	China Merchants Holdings International Co., Ltd.	41
87	China Shipping Container ●	35
6	China Shipping Development	6
80	China Southern Airline ●	42
42	Cosco Holdings Co., Ltd.	41
14	Cosco Pacific Ltd.	29

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 43.7% - (continued)
		Transportation - 1.1% - (continued)
	4	CSX Corp.	$278
	20	Deutsche Lufthansa AG ●	449
	25	Deutsche Post AG ●	500
	5	DSV A/S	130
	5	East Japan Railway Co.	275
	38	FedEx Corp. ‡	3,631
	8	Groupe Eurotunnel S.A.	90
	74	Guangshen Railway Co., Ltd. Class H	29
	1	Hutchinson Port Holdings Trust ●	1
	18	Jiangsu Express Co., Ltd.	20
	25	Keisei Electric Railway Co.	145
	1	Kuehne & Nagel International AG	131
	24	Mitsui O.S.K. Lines Ltd.	136
	18	MTR Corp., Ltd.	65
	91	Nippon Yusen ☼	337
	38	QR National Ltd. ●	142
	58	Sinotrans Shipping Ltd.	18
	5	TNT N.V.	114
	27	Tobu Railway Co., Ltd.	105
	25	Tokyu Corp.	104
	18	Transurban Group	103
	81	Turk Hava Yollari Anonim Ortakligi ●	240
	3	Union Pacific Corp.	362
	4	United Parcel Service, Inc. Class B	313
	–	West Japan Railway Co.	135
	5	Yamato Holdings Co., Ltd.	84
	9	Zhejiang Expressway Co., Ltd.	7
			9,413
		Utilities - 1.0%
	368	Aboitiz Power Corp.	272
	6	AGL Energy Ltd.	90
	69	Centrica plc	368
	76	China Longyuan Power Group Corp.	78
	44	China Resources Power Holdings Co., Ltd.	81
	11	Chubu Electric Power Co., Inc.	231
	49	CLP Holdings Ltd.	406
	163	Datang International Power	62
	22	E.On AG	756
	37	Electricidade de Portugal S.A.	150
	4	Electricite de France	187
	83	Enel S.p.A.	590
	2,432	Energy Development Corp.	384
	14	ENN Energy Holdings Ltd.	47
	6	Fortum Corp.	193
	7	Gas Natural SDG S.A.	144
	15	Gaz de France	614
	119	Guangdong Investment Ltd.	62
	109	Hong Kong & China Gas	270
	119	Huaneng Power International, Inc.	66
	47	Iberdrola S.A.	432
	18	Interconexion Electrica S.A.	131
	24	International Power plc	133
	13	Kansai Electric Power Co., Inc.	275
	7	Kyushu Electric Power Co., Inc.	133
	43	Manila Electric Co.	249
	46	National Grid plc	475
	32	Osaka Gas Co., Ltd.	117
	35	Power Assets Holdings Ltd.	242
	3	Red Electrica Corporacion S.A.	174
	3	RWE AG	168
	12	Scottish & Southern Energy	265
	5	Shikoku Electric Power Co.	118
	16	Snam Rete Gas S.p.A.	100
	4	Suez Environment S.A.	85
	7	Tohoku Electric Power Co., Inc.	96
	16	Tokyo Electric Power Co., Inc.	85
	41	Tokyo Gas Co., Ltd.	181
	16	United Utilities Group plc	165
	5	Veolia Environment S.A.	167
			8,842
		Total common stocks
		(cost $340,208)	$364,233

PREFERRED STOCKS - 0.1%
		Automobiles & Components - 0.1%
	2	Volkswagen AG N.V. ●	$441

		Total preferred stocks
		(cost $341)	$441

EXCHANGE TRADED FUNDS - 6.6%
		Other Investment Pools and Funds - 6.6%
	44	Consumer Discretionary Select Sector SPDR Fund	$1,789
	177	Health Care Select Sector SPDR Fund	6,234
	44	I Shares FTSE/Xinhua China 25 Index Fund	1,998
	435	iShares MSCI Canada Index Fund	14,651
	79	iShares MSCI Chile Investable Market Index Fund	6,185
	251	iShares MSCI Japan	2,638
	146	iShares MSCI South Korea Index Fund	10,060
	69	Market Vectors Gold Miners	4,262
	158	SPDR Barclays Capital Convertible Securities	6,773

		Total exchange traded funds
		(cost $50,845)	$54,590

CORPORATE BONDS: INVESTMENT GRADE - 2.4%
		Foreign Governments - 2.4%
		Canada (Government of)
CAD	3,375	4.00%, 06/01/2041	3,767
		Mexican Udibonos
MXN	69,635	4.50%, 11/22/2035 Ж	6,721
		Swedish Government
SEK	28,196	3.50%, 12/01/2028 Ж	6,342
SEK	16,331	4.00%, 12/01/2020 Ж	3,421
			20,251
		Total corporate bonds: investment grade
		(cost $19,291)	$20,251

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬				Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 0.1%
		Foreign Governments - 0.1%
		Argentina (Republic of)
ARS	3,496	5.83%, 12/31/2033 Ж		$606

		Total corporate bonds: non-investment grade
		(cost $653)		$606

U.S. GOVERNMENT AGENCIES - 1.7%
		Federal National Mortgage Association - 1.3%
	$400	4.00%, 05/15/2040 ☼		$398
	3,000	4.50%, 05/15/2041 ☼		3,087
	2,900	5.00%, 05/15/2040 ☼		3,061
	2,150	5.50%, 05/15/2039 ☼		2,314
	1,600	6.00%, 05/15/2040 ☼		1,749
				10,609
		Government National Mortgage Association - 0.4%
	2,000	4.00%, 05/15/2040 ☼		2,026
	1,600	5.50%, 05/15/2039 ☼		1,741
				3,767
		Total U.S. government agencies
		(cost $14,175)		$14,376

U.S. GOVERNMENT SECURITIES - 1.3%
		U.S. Treasury Securities - 1.3%
		U.S. Treasury Bonds - 1.3%
	$3,350	1.75%, 01/15/2028 ◄		$3,698
	5,695	2.38%, 01/15/2025 - 01/15/2027 ◄╦		7,538
				11,236
		Total U.S. government securities
		(cost $10,808)		$11,236

		Total long-term investments
		(cost $436,321)		$465,733

SHORT-TERM INVESTMENTS - 42.9%
		Repurchase Agreements - 42.9%
		Bank of America Merrill Lynch TriParty Joint
		Repurchase Agreement (maturing on
		05/02/2011 in the amount of $63,803,
		collateralized by FHLMC 3.50% - 5.00%,
		2025 - 2041, FNMA 3.17% - 6.00%, 2024
		- 2041, value of $65,079)
	$63,803	0.04%, 4/29/2011		$63,803
		Barclays Capital TriParty Joint Repurchase
		Agreement (maturing on 05/02/2011 in the
		amount of $143,699, collateralized by
		FHLMC 4.00% - 4.50%, 2040 - 2041,
		FNMA 4.00% - 4.50%, 2030 - 2041,
		GNMA 4.00%, 2040, value of $146,572)
	143,698	0.05%, 4/29/2011		143,698
		Deutsche Bank Securities TriParty Joint
		Repurchase Agreement (maturing on
		05/02/2011 in the amount of $149,128,
		collateralized by GNMA 4.00% - 6.00%,
		2035 - 2041, value of $152,110)
	149,128	0.04%, 4/29/2011		149,128
		UBS Securities, Inc. Joint Repurchase
		Agreement (maturing on 05/02/2011 in the
		amount of $884, collateralized by U.S.
		Treasury Note 0.38%, 2012, value of $902)
	$884	0.02%, 4/29/2011		$884
				357,513
		Total short-term investments
		(cost $357,513)		$357,513

		Total investments
		(cost $793,834) ▲	98.8% %	$823,246
		Other assets and liabilities	1.2%	10,087
		Total net assets	100.0%	$833,333

The accompanying notes are an integral part of these financial statements.

14

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 30.1% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total net assets in the  Subsidiary. As of April 30, 2011, the Fund invested 1.3% of its total net assets in the Subsidiary.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $793,985 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,397
Unrealized Depreciation	(6,136)
Net Unrealized Appreciation	$29,261

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $928, which represents 0.11% of total net assets.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

ARS ─ Argentine Peso
CAD ─ Canadian Dollar
MXN ─ Mexican New Peso
SEK ─ Swedish Krona

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $14,276.

Ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	30	Long	06/30/2011	$6,574	$6,552	$22
5 Year U.S. Treasury Note	82	Long	06/30/2011	9,714	9,567	147
10 Year U.S. Treasury Note	97	Long	06/21/2011	11,751	11,546	205
30 Year Euro Buxl Bond	37	Long	06/08/2011	5,683	5,553	130
Australian 10 Year Bond	51	Long	06/15/2011	5,829	5,828	1
FTSE/MIB Index Future	24	Long	06/17/2011	3,924	3,730	194
Gold 100oz Commodity	37	Long	08/29/2011	5,764	5,581	183
Kospi 200 Index	16	Long	06/09/2011	2,172	2,117	55
Nikkei 225	32	Long	06/09/2011	1,960	1,794	166
Platinum	18	Long	07/27/2011	1,679	1,639	40
Russell 2000 Mini	341	Long	06/17/2011	29,459	28,265	1,194
S&P 500 Mini	1,114	Long	06/17/2011	75,735	73,182	2,553
Topix Index	9	Long	06/09/2011	952	959	(7)
U.S. Long Bond	56	Short	06/21/2011	6,853	6,751	(102)
U.S. Ultra Long Bond	82	Long	06/21/2011	10,322	9,976	346
						$5,127

*	The number of contracts does not omit 000's.

Cash of $8,585 was pledged as initial margin deposit for open futures contracts at April 30, 2011.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Barclay Investments	Buy	$1,132	$1,111	07/20/2011	$21
Australian Dollar	Barclay Investments	Sell	2,689	2,586	07/20/2011	(103)
Australian Dollar	Citibank	Buy	943	925	07/20/2011	18
Australian Dollar	Citibank	Sell	2,689	2,572	07/20/2011	(117)
Australian Dollar	CS First Boston	Buy	945	927	07/20/2011	18
Australian Dollar	Deutsche Bank Securities	Buy	328	327	05/03/2011	1
Australian Dollar	Goldman Sachs	Buy	2,264	2,222	07/20/2011	42
Australian Dollar	Goldman Sachs	Sell	2,689	2,571	07/20/2011	(118)
Australian Dollar	JP Morgan Securities	Buy	1,132	1,111	07/20/2011	21
Australian Dollar	JP Morgan Securities	Sell	217	217	07/20/2011	–
Australian Dollar	JP Morgan Securities	Sell	2,688	2,571	07/20/2011	(117)
Australian Dollar	RBS Securities	Buy	1,132	1,111	07/20/2011	21
British Pound	Banc of America Securities	Buy	484	483	07/20/2011	1
British Pound	Deutsche Bank Securities	Buy	20	19	06/15/2011	1
British Pound	Morgan Stanley	Buy	144	143	05/05/2011	1
British Pound	RBS Securities	Buy	7,390	7,224	07/20/2011	166
Canadian Dollar	Citibank	Buy	1,610	1,547	06/15/2011	63
Canadian Dollar	CS First Boston	Sell	7,303	7,102	06/15/2011	(201)
Canadian Dollar	Goldman Sachs	Buy	1,896	1,822	06/15/2011	74
Canadian Dollar	HSBC Securities	Sell	1,487	1,465	07/20/2011	(22)
Canadian Dollar	JP Morgan Securities	Sell	120	119	07/20/2011	(1)
Canadian Dollar	State Street Global Markets LLC	Buy	459	457	05/02/2011	2
Chinese Renminbi	Citibank	Sell	451	441	07/27/2012	(10)
Chinese Renminbi	Deutsche Bank Securities	Buy	3,104	3,001	03/30/2012	103
Chinese Renminbi	Deutsche Bank Securities	Buy	2,283	2,236	07/27/2012	47
Chinese Renminbi	Deutsche Bank Securities	Sell	328	322	03/30/2012	(6)
Chinese Renminbi	JP Morgan Securities	Buy	928	900	03/30/2012	28
Chinese Renminbi	JP Morgan Securities	Buy	3,007	2,888	07/27/2012	119
Chinese Renminbi	JP Morgan Securities	Buy	17,621	17,276	12/07/2012	345
Chinese Renminbi	JP Morgan Securities	Sell	358	352	03/30/2012	(6)
Chinese Renminbi	JP Morgan Securities	Sell	417	408	07/27/2012	(9)
Euro	Banc of America Securities	Sell	1,800	1,806	07/20/2011	6

The accompanying notes are an integral part of these financial statements.

16

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	BNP Paribas Securities	Sell	$3,601	$3,523	07/20/2011	$(78)
Euro	Citibank	Sell	18,938	18,446	07/20/2011	(492)
Euro	JP Morgan Securities	Sell	1,797	1,757	07/20/2011	(40)
Euro	State Street Global Markets LLC	Buy	188	188	05/02/2011	–
Euro	State Street Global Markets LLC	Buy	131	131	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Sell	6,040	6,038	05/04/2011	(2)
Hong Kong Dollar	Goldman Sachs	Buy	765	765	05/03/2011	–
Israeli New Shekel	CS First Boston	Buy	61	61	05/02/2011	–
Japanese Yen	RBS Securities	Buy	101	100	05/09/2011	1
Kazakhstani Tenge	Citibank	Buy	631	634	06/15/2011	(3)
Mexican New Peso	Citibank	Sell	3,155	3,079	07/20/2011	(76)
Mexican New Peso	Deutsche Bank Securities	Buy	10	10	05/03/2011	–
New Zealand Dollar	Banc of America Securities	Sell	537	536	07/20/2011	(1)
New Zealand Dollar	Barclay Investments	Sell	1,128	1,122	07/20/2011	(6)
New Zealand Dollar	Citibank	Sell	1,131	1,125	07/20/2011	(6)
New Zealand Dollar	CS First Boston	Sell	1,128	1,122	07/20/2011	(6)
New Zealand Dollar	Goldman Sachs	Sell	2,142	2,128	07/20/2011	(14)
New Zealand Dollar	JP Morgan Securities	Sell	1,157	1,150	07/20/2011	(7)
New Zealand Dollar	RBS Securities	Sell	834	829	07/20/2011	(5)
Norwegian Krone	Banc of America Securities	Buy	1,044	1,044	07/20/2011	–
Norwegian Krone	Citibank	Buy	14,014	13,516	07/20/2011	498
Polish Zloty	Goldman Sachs	Buy	10	10	05/04/2011	–
Republic of Korea Won	Banc of America Securities	Buy	1,014	1,015	07/20/2011	(1)
Republic of Korea Won	JP Morgan Securities	Buy	2,110	2,070	06/09/2011	40
Republic of Korea Won	RBC Dominion Securities	Buy	13,783	13,535	07/20/2011	248
Singapore Dollar	Banc of America Securities	Buy	203	203	07/20/2011	–
Singapore Dollar	Barclay Investments	Buy	2,050	2,010	07/20/2011	40
Singapore Dollar	Goldman Sachs	Buy	69	69	05/04/2011	–
Swedish Krona	Banc of America Securities	Buy	2,313	2,326	07/20/2011	(13)
Swedish Krona	BNP Paribas Securities	Buy	3,667	3,555	07/20/2011	112
Swedish Krona	Citibank	Buy	1,766	1,712	07/20/2011	54
Swedish Krona	CS First Boston	Buy	17	17	05/03/2011	–
Swedish Krona	JP Morgan Securities	Buy	1,830	1,772	07/20/2011	58
Swedish Krona	JP Morgan Securities	Sell	3,486	3,447	06/15/2011	(39)
Swedish Krona	Morgan Stanley	Buy	21,464	20,745	07/20/2011	719
Swiss Franc	Barclay Investments	Buy	211	209	05/03/2011	2
Swiss Franc	JP Morgan Securities	Sell	3,239	3,138	07/20/2011	(101)
Turkish New Lira	Banc of America Securities	Buy	151	151	07/20/2011	–
Turkish New Lira	CS First Boston	Buy	428	427	05/02/2011	1
Turkish New Lira	CS First Boston	Sell	691	691	05/03/2011	–
Turkish New Lira	HSBC Securities	Buy	1,431	1,427	07/20/2011	4
			44,044			$1,275

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX Emerging Markets Index	Barclay Investment, Inc.	$7,575	Sell	5.00%	12/20/15	$893	$997	$104
CDX Emerging Markets Index	Barclay Investment, Inc.	13,300	Sell	5.00%	06/20/16	1,893	1,859	(34)
CDX North American High Yield Index	Barclay Investment, Inc.	6,025	Sell	5.00%	12/20/15	247	275	28
CMBX Commercial Mortgage Backed Security Index	Barclay Investment, Inc.	3,800	Sell	0.07%	03/15/49	(133)	(120)	13
LCDX North American Loan Index	Goldman Sachs	6,300	Sell	2.50%	12/20/15	61	70	9
CDX North American High Yield Index	JP Morgan Chase	2,600	Sell	5.00%	12/20/15	29	118	89
CDX Emerging Markets Index	Morgan Stanley	9,300	Sell	5.00%	12/20/15	1,267	1,224	(43)
CDX Emerging Markets Index	Morgan Stanley	700	Sell	5.00%	12/20/15	76	92	16
CDX North American High Yield Index	Morgan Stanley	5,600	Sell	5.00%	12/20/15	(146)	255	401
CDX North American High Yield Index	Morgan Stanley	8,600	Sell	5.00%	06/20/16	234	290	56
CMBX Commercial Mortgage Backed Security Index	Morgan Stanley	5,000	Sell	0.07%	03/15/49	(150)	(158)	(8)
CMBX Commercial Mortgage Backed Security Index	Morgan Stanley	3,250	Sell	0.07%	03/15/49	(108)	(102)	6
LCDX North American Index	Morgan Stanley	8,300	Sell	2.50%	12/20/15	(135)	93	228
								$865

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swap Contracts Outstanding at April 30, 2011

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Barclay Investment, Inc.	6 Month Nibor	NOK 4.5675 Fixed	$39,900	03/25/21	$–	$11	$11
Goldman Sachs	Brazil CETIP Interbank Deposit	BRL 11.75% Fixed	1,597	01/02/14	–	(17)	(17)
							$(6)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$5,613	$–	$5,613	$–
Banks	25,587	4,917	20,670	–
Capital Goods	36,534	18,332	18,202	–
Commercial & Professional Services	1,672	–	1,672	–
Consumer Durables & Apparel	9,048	6,057	2,991	–
Consumer Services	1,775	195	1,580	–
Diversified Financials	21,784	15,731	6,053	–
Energy	48,067	33,494	14,573	–
Food & Staples Retailing	3,903	264	3,639	–
Food, Beverage & Tobacco	18,924	6,583	12,341	–
Health Care Equipment & Services	1,721	242	1,479	–
Household & Personal Products	1,598	335	1,263	–
Insurance	7,218	415	6,803	–
Materials	60,580	31,284	29,296	–
Media	2,323	338	1,985	–
Pharmaceuticals, Biotechnology & Life Sciences	25,895	16,158	9,737	–
Real Estate	6,256	457	5,799	–
Retailing	9,521	6,781	2,740	–
Semiconductors & Semiconductor Equipment	6,666	3,358	3,308	–
Software & Services	16,849	15,236	1,613	–
Technology Hardware & Equipment	24,467	17,791	6,676	–
Telecommunication Services	9,977	1,034	8,943	–
Transportation	9,413	4,598	4,815	–
Utilities	8,842	299	8,543	–
Total	364,233	183,899	180,334	–
Corporate Bonds: Investment Grade	20,251	–	20,251	–
Corporate Bonds: Non-Investment Grade	606	–	606	–
Exchange Traded Funds	54,590	54,590	–	–
Preferred Stocks	441	–	441	–
U.S. Government Agencies	14,376	–	14,376	–
U.S. Government Securities	11,236	–	11,236	–
Short-Term Investments	357,513	–	357,513	–
Total	$823,246	$238,489	$584,757	$–
Credit Default Swaps*	950	–	931	19
Foreign Currency Contracts*	2,875	–	2,875	–
Futures*	5,236	5,236	–	–
Interest Rate Swaps*	11	–	11	–
Total	$9,072	$5,236	$3,817	$19
Liabilities:
Credit Default Swaps*	85	–	77	8
Foreign Currency Contracts*	1,600	–	1,600	–
Futures*	109	109	–	–
Interest Rate Swaps*	17	–	17	–
Total	$1,811	$109	$1,694	$8
t	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Investment Valuation Hierarchy Level Summary – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance			Change in							Balance
	as of	Realized		Unrealized					Transfers	Transfers	as of
	October	Gain		Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)		(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Corporate Bonds	$232	$—		$—		$—	$—	$—	$—	$(232)	$—
Total	$232	$—		$—		$—	$—	$—	$—	$(232)	$—
Swaps†	$—	$—	‡	$ 19 §		$—	$—	$—	$—	$—	$19
Total	$—	$—		$19		$—	$—	$—	$—	$—	$19
Liabilities:
Swaps†	$—	$—	‡	$(8	)§	$—	$—	$—	$—	$—	$(8)
Total	$—	$—		$(8)		$—	$—	$—	$—	$—	$(8)

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
‡	The realized gain (loss) earned for swaps during the period ended April 30, 2011 was $2.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $11.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $793,834)	$823,246
Cash	13,236	*,†
Foreign currency on deposit with custodian (cost $210)	211
Unrealized appreciation on foreign currency contracts	2,875
Unrealized appreciation on swap contracts	961
Receivables:
Investment securities sold	9,887
Fund shares sold	19,036
Dividends and interest	1,540
Variation margin	633
Swap premiums paid	4,700
Other assets	273
Total assets	876,598
Liabilities:
Unrealized depreciation on foreign currency contracts	1,600
Unrealized depreciation on swap contracts	102
Bank overdraft — U.S. Dollars	4,651
Payables:
Investment securities purchased	30,325
Fund shares redeemed	994
Investment management fees	105
Administrative fees	—
Distribution fees	41
Variation margin	28
Accrued expenses	96
Swap premiums received	672
Other liabilities	4,651
Total liabilities	43,265
Net assets	$833,333
Summary of Net Assets:
Capital stock and paid-in-capital	$785,392
Accumulated undistributed net investment income	207
Accumulated net realized gain on investments and foreign currency transactions	11,050
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	36,684
Net assets	$833,333
Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.83 /$12.52
Shares outstanding	31,672
Net assets	$374,612
Class C: Net asset value per share	$11.76
Shares outstanding	17,716
Net assets	$208,397
Class I: Net asset value per share	$11.85
Shares outstanding	19,458
Net assets	$230,590
Class R3: Net asset value per share	$11.83
Shares outstanding	251
Net assets	$2,968
Class R4: Net asset value per share	$11.85
Shares outstanding	321
Net assets	$3,804
Class R5: Net asset value per share	$11.86
Shares outstanding	203
Net assets	$2,409
Class Y: Net asset value per share	$11.86
Shares outstanding	890
Net assets	$10,553

*	Cash of $8,585 was pledged as initial margin deposit for open futures contracts at April 30, 2011.
†	Cash of $4,651 was received to satisfy collateral requirements for open swap contracts at April 30, 2011.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,943
Interest	653
Less: Foreign tax withheld	(262)
Total investment income	3,334

Expenses:
Investment management fees	2,466
Administrative services fees	6
Transfer agent fees	268
Distribution fees
Class A	287
Class C	612
Class R3	6
Class R4	3
Custodian fees	170
Accounting services fees	64
Registration and filing fees	116
Board of Directors' fees	8
Audit fees	6
Other expenses	22
Total expenses (before waivers and fees paid indirectly)	4,034
Expense waivers	(1,252)
Commission recapture	(1)
Total waivers and fees paid indirectly	(1,253)
Total expenses, net	2,781
Net Investment Income	553
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	5,172
Net realized gain on futures	4,304
Net realized gain on swap contracts	1,189
Net realized gain on foreign currency contracts	1,232
Net realized loss on other foreign currency transactions	(131)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,766
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	23,967
Net unrealized appreciation of futures	4,377
Net unrealized appreciation of swap contracts	428
Net unrealized appreciation of foreign currency contracts	1,257
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	36
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	30,065
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	41,831
Net Increase in Net Assets Resulting from Operations	$42,384

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month	For the Period
	Period Ended	May 28, 2010*
	April 30, 2011	through
	(Unaudited)	October 31, 2010
Operations:
Net investment income (loss)	$553	$(58)
Net realized gain on investments, other financial instruments and foreign currency transactions	11,766	2,046
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	30,065	6,619
Net Increase In Net Assets Resulting From Operations	42,384	8,607
Distributions to Shareholders:
From net investment income
Class A	(448)	—
Class C	(114)	—
Class I	(356)	—
Class R4	(3)	—
Class R5	(7)	—
Class Y	(33)	—
From net realized gain on investments
Class A	(1,003)	—
Class C	(501)	—
Class I	(689)	—
Class R3	(18)	—
Class R4	(18)	—
Class R5	(18)	—
Class Y	(81)	—
Total distributions	(3,289)	—
Capital Share Transactions:
Class A	264,233	89,413
Class C	152,292	45,159
Class I	152,991	64,434
Class R3	569	2,012
Class R4	1,379	2,000
Class R5	35	2,000
Class Y	114	9,000
Net increase from capital share transactions	571,613	214,018
Net Increase In Net Assets	610,708	222,625
Net Assets:
Beginning of period	222,625	—
End of period	$833,333	$222,625
Accumulated undistributed (distribution in excess of) net investment income (loss)	$207	$615

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

24

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

25

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

26

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)
Basis for Consolidation – The Fund may invest up to 25% of its total net assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be

27

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.

28

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As of April 30, 2011, there were no outstanding options contracts.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

29

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g. London Interbank Offered Rate (“LIBOR”)) or index (e.g. U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an

30

index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2011.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agree-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. As of April 30, 2011, the Fund did not hold any total return swap agreements.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit		Equity	Commodity	Other
	Contracts	Contracts	Contracts		Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,875	$	— $	—	$—	$—	$2,875
Unrealized appreciation on swap contracts	11	—		950	—	—	—	961
Variation margin receivable *	108	—		—	408	117	—	633
Total	$119	$2,875		$950	$408	$117	$—	$4,469
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,600	$	— $	—	$—	$—	$1,600
Unrealized depreciation on swap contracts	17	—		85	—	—	—	102
Variation margin payable *	14	—		—	14	—	—	28
Total	$3	$1,600		$85	$14	$—	$—	$1,730

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $5,127 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on investments in purchased options	$—	$—	$—	$(96)	$—	$—	$(96)
Net realized gain (loss) on futures	(894)	—	—	3,958	1,240	—	4,304
Net realized gain (loss) on swap contracts.	(1)	—	1,035	—	155	—	1,189
Net realized gain on foreign currency contracts	—	1,232	—	—	—	—	1,232
Total	$(895)	$1,232	$1,035	$3,862	$1,395	$—	$6,629

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$—	$—	$11	$—	$—	$11
Net change in unrealized appreciation of futures	735	—	—	3,640	2	—	4,377
Net change in unrealized appreciation (depreciation) of swap contracts	(7)	—	459	(24)	—	—	428
Net change in unrealized appreciation of foreign currency contracts	—	1,257	—	—	—	—	1,257
Total	$728	$1,257	$459	$3,627	$2	$—	$6,073

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return

32

of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$2,412
Undistributed Long-Term Capital Gain	615
Unrealized Appreciation *	5,819
Total Accumulated Earnings	$8,846

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$673
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(434)
Capital Stock and Paid-In-Capital	(239)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision

34

of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012. HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.01%
Class C Shares	1.74
Class I Shares	0.73
Class R3 Shares	1.30
Class R4 Shares	1.00
Class R5 Shares	0.70
Class Y Shares	0.65

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $6,319 and contingent deferred sales charges of $92 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $122. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

36

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	202
Class R4	202
Class R5	202
Class Y	552

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$523,050
Sales Proceeds Excluding U.S. Government Obligations	194,557

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the period May 28, 2010 (commencement of operations) through October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Period Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	28,580	123	(5,430)	—	23,273	9,566	—	(1,167)	—	8,399
Amount	$324,804	$1,360	$(61,931)	$—	$264,233	$102,174	$—	$(12,761)	$—	$89,413
Class C
Shares	14,218	37	(795)	—	13,460	4,298	—	(42)	—	4,256
Amount	$160,857	$407	$(8,972)	$—	$152,292	$45,614	$—	$(455)	$—	$45,159
Class I
Shares	16,282	62	(2,905)	—	13,439	6,052	—	(33)	—	6,019
Amount	$185,324	$686	$(33,019)	$—	$152,991	$64,783	$—	$(349)	$—	$64,434
Class R3
Shares	50	2	(2)	—	50	201	—	—	—	201
Amount	$568	$18	$(17)	$—	$569	$2,012	$—	$—	$—	$2,012
Class R4
Shares	119	2	—	—	121	200	—	—	—	200
Amount	$1,359	$21	$(1)	$—	$1,379	$2,000	$—	$—	$—	$2,000
Class R5
Shares	1	2	—	—	3	200	—	—	—	200
Amount	$11	$24	$—	$—	$35	$2,000	$—	$—	$—	$2,000
Class Y
Shares	338	10	(358)	—	(10)	900	—	—	—	900
Amount	$4,000	$114	$(4,000)	$—	$114	$9,000	$—	$—	$—	$9,000
Total
Shares	59,588	238	(9,490)	—	50,336	21,417	—	(1,242)	—	20,175
Amount	$676,923	$2,630	$(107,940)	$—	$571,613	$227,583	$—	$(13,565)	$—	$214,018

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

37

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

38

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39

The Hartford Global All-Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$11.04	$0.02	$–	$0.89	$0.91	$(0.03)	$(0.09)	$–	$(0.12)	$0.79	$11.83
C	11.00	(0.02)	–	0.88	0.86	(0.01)	(0.09)	–	(0.10)	0.76	11.76
I	11.05	0.03	–	0.90	0.93	(0.04)	(0.09)	–	(0.13)	0.80	11.85
R3	11.02	0.01	–	0.89	0.90	–	(0.09)	–	(0.09)	0.81	11.83
R4	11.04	0.03	–	0.88	0.91	(0.01)	(0.09)	–	(0.10)	0.81	11.85
R5	11.05	0.04	–	0.89	0.93	(0.03)	(0.09)	–	(0.12)	0.81	11.86
Y	11.05	0.05	–	0.89	0.94	(0.04)	(0.09)	–	(0.13)	0.81	11.86

From (commencement of operations) May 28, 2010, through October 31, 2010 (E)
A(H)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
C(H)	10.00	(0.04)	–	1.04	1.00	–	–	–	–	1.00	11.00
I(H)	10.00	–	–	1.05	1.05	–	–	–	–	1.05	11.05
R3 (H)	10.00	(0.01)	–	1.03	1.02	–	–	–	–	1.02	11.02
R4 (H)	10.00	0.01	–	1.03	1.04	–	–	–	–	1.04	11.04
R5 (H)	10.00	0.02	–	1.03	1.05	–	–	–	–	1.05	11.05
Y(H)	10.00	0.01	–	1.04	1.05	–	–	–	–	1.05	11.05

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

40

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

8.32	%(F)	$374,612	1.49	%(G)	1.01	%(G)	1.01	%(G)	0.30	%(G)	67%
7.92	(F)	208,397	2.22	(G)	1.74	(G)	1.74	(G)	(0.43	) (G)	–
8.45	(F)	230,590	1.21	(G)	0.73	(G)	0.73	(G)	0.58	(G)	–
8.23	(F)	2,968	1.83	(G)	1.30	(G)	1.30	(G)	0.18	(G)	–
8.35	(F)	3,804	1.52	(G)	1.00	(G)	1.00	(G)	0.46	(G)	–
8.52	(F)	2,409	1.22	(G)	0.70	(G)	0.70	(G)	0.80	(G)	–
8.55	(F)	10,553	1.13	(G)	0.65	(G)	0.65	(G)	0.95	(G)	–

10.40	(F)	92,704	1.51	(G)	0.95	(G)	0.95	(G)	(0.16	) (G)	37
10.00	(F)	46,828	2.26	(G)	1.70	(G)	1.70	(G)	(0.92	) (G)	–
10.50	(F)	66,511	1.24	(G)	0.68	(G)	0.68	(G)	(0.01	) (G)	–
10.20	(F)	2,216	1.91	(G)	1.31	(G)	1.31	(G)	(0.18	) (G)	–
10.40	(F)	2,208	1.61	(G)	1.01	(G)	1.01	(G)	0.12	(G)	–
10.50	(F)	2,210	1.31	(G)	0.71	(G)	0.71	(G)	0.42	(G)	–
10.50	(F)	9,948	1.22	(G)	0.66	(G)	0.66	(G)	0.47	(G)	–

41

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

42

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

43

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,083.16	$5.22	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class C	$1,000.00	$1,079.24	$8.97	$1,000.00	$1,016.17	$8.70	1.74	181	365
Class I	$1,000.00	$1,084.52	$3.77	$1,000.00	$1,021.17	$3.66	0.73	181	365
Class R3	$1,000.00	$1,082.27	$6.71	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R4	$1,000.00	$1,083.49	$5.17	$1,000.00	$1,019.84	$5.01	1.00	181	365
Class R5	$1,000.00	$1,085.25	$3.62	$1,000.00	$1,021.32	$3.51	0.70	181	365
Class Y	$1,000.00	$1,085.54	$3.36	$1,000.00	$1,021.57	$3.26	0.65	181	365

45

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GAA11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

The Hartford Global Enhanced Dividend Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Enhanced Dividend Fund inception 11/30/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income. Capital appreciation is a secondary objective.

Performance Overview 11/30/07 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Global Enhanced Dividend A#	10.64%	14.43%	-2.73%
Global Enhanced Dividend A##		8.13%	-4.32%
Global Enhanced Dividend C#	10.09%	13.43%	-3.49%
Global Enhanced Dividend C##		12.43%	-3.49%
Global Enhanced Dividend I#	10.61%	14.54%	-2.50%
Global Enhanced Dividend R3#	10.24%	13.76%	-3.18%
Global Enhanced Dividend R4#	10.40%	14.10%	-2.90%
Global Enhanced Dividend R5#	10.55%	14.43%	-2.59%
Global Enhanced Dividend Y#	10.61%	14.54%	-2.50%
MSCI World Value Index	15.54%	17.37%	-2.29%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investments in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Enhanced Dividend Fund returned 10.64%, before sales charge, for the six month period ended April 30, 2011, versus 15.54% for the Fund’s benchmark, the MSCI World Value Index.

Why did the Fund perform this way?

The Fund’s benchmark relative underperformance for the period was driven primarily by security selection, particularly in the Energy and Information Technology sectors. Sector allocation had negligible impact on the Fund’s performance. Among the largest detractors to returns relative to the benchmark were an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Mitsubishi Financial Group (Financials) and McDonald’s (Services). Mitsubishi Financial Group fell following the earthquake that struck Japan in March. McDonald’s share price was negatively impacted last fall as the result of a series of negative issues related to its Happy Meal line.

Among the largest contributors to returns relative to the benchmark were an overweight in Caterpillar (Capital Goods) and Rockwell Automation (Technology). Caterpillar rose as it made several acquisitions that were viewed as reinforcing its growth from emerging markets. Rockwell Automation climbed after it raised its 2011 fiscal year guidance.

From a country perspective, security selection in the United States detracted from performance significantly, while security selection within Switzerland and Spain added to performance.

What is the outlook?

Over the previous year or so, we observed two major influences on market leadership. First, the financial crisis created an investment environment dominated by macro economic views, often referred to as the “risk on/risk off” market, and was evidenced by elevated levels of correlation. Second, the recovery created an abundance of earnings growth, typically generated by aggressive cost cutting, and could be seen in such indications as historically high positive earnings surprises and low negative earnings surprises. Under these conditions, individual stock fundamentals were often overshadowed by speculative, macro forces. In recent months, we have observed a break in this trend, which indicates that a new leadership is taking hold – a leadership based on fundamentals.

For example, investor reaction to the turmoil in the Middle East and North Africa and the earthquake in Japan is illustrative of how the old “risk on/risk off” trend is waning. Correlations initially rose but then quickly subsided to 12 month lows. This differs, for example, from the sovereign debt crisis last year when correlations rose and stayed elevated. Furthermore, in the beginning of 2011, we saw a return to more normal levels of earning surprises and analysts were, in aggregate, revising their estimates downward during the first few months. This suggests that earnings growth stability and other fundamental characteristics, such as operational efficiency and stability, will have greater significance in differentiating stocks. We think this leadership by fundamentals will continue. One risk to this strategy is that investors turn “risk on” trade back on because of a liquidity-driven event such as more quantitative easing or tax cuts. Another risk is that there is a major geopolitical event that causes investors to turn “risk off” regardless of stock fundamentals.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. The Team’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior.

We are committed to our belief that, for long term success, the best approach is to remain fully invested and build the portfolio from the bottom-up (i.e. stock by stock fundamental research) based on  company-specific fundamentals.

Diversification by Industry - Long Positions
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.1%
Banks (Financials)	11.5
Capital Goods (Industrials)	10.1
Commercial & Professional Services (Industrials)	2.9
Consumer Durables & Apparel (Consumer Discretionary)	2.6
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	7.2
Energy (Energy)	19.7
Food & Staples Retailing (Consumer Staples)	0.7
Food, Beverage & Tobacco (Consumer Staples)	6.5
Health Care Equipment & Services (Health Care)	1.8
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	5.8
Materials (Materials)	7.2
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.7
Real Estate (Financials)	5.5
Retailing (Consumer Discretionary)	2.3
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	3.9
Technology Hardware & Equipment (Information Technology)	6.4
Telecommunication Services (Services)	12.5
Transportation (Industrials)	1.1
Utilities (Utilities)	10.6
Short-Term Investments	1.2
Total Long Positions	140.4
Short Positions	(40.7)
Other Assets and Liabilities	0.3
Total	100.0%

3

Diversification by Industry - Securities Sold Short
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	0.4
Capital Goods (Industrials)	4.4
Commercial & Professional Services (Industrials)	1.1
Consumer Durables & Apparel (Consumer Discretionary)	1.7
Consumer Services (Consumer Discretionary)	0.6
Energy (Energy)	3.8
Food & Staples Retailing (Consumer Staples)	0.7
Food, Beverage & Tobacco (Consumer Staples)	0.9
Health Care Equipment & Services (Health Care)	0.3
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	0.2
Materials (Materials)	2.6
Media (Consumer Discretionary)	0.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.8
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	2.0
Semiconductors & Semiconductor Equipment (Information Technology)	4.0
Software & Services (Information Technology)	2.7
Technology Hardware & Equipment (Information Technology)	3.2
Telecommunication Services (Services)	4.9
Transportation (Industrials)	0.5
Utilities (Utilities)	2.7
Total	40.7%

Diversification by Country - Long Positions
as of April 30, 2011
Percentage of
Country	Net Assets
Australia	2.4%
Brazil	1.2
Canada	6.7
Chile	1.5
China	0.3
Finland	0.4
France	7.7
Germany	2.0
Hong Kong	0.4
Hungary	0.2
India	0.8
Israel	0.5
Italy	1.8
Japan	7.4
Luxembourg	1.4
Mexico	0.7
Netherlands	1.3
New Zealand	0.5
Norway	0.9
Philippines	0.3
South Korea	0.7
Spain	1.7
Sweden	1.4
Switzerland	0.9
Taiwan	0.8
United Kingdom	9.1
United States	86.2
Short-Term Investments	1.2
Total Long Positions	140.4
Short Positions	(40.7)
Other Assets and Liabilities	0.3
Total	100.0%

Diversification by Country - Securities Sold Short
as of April 30, 2011
Percentage of
Country	Net Assets
Canada	0.6%
India	0.4
Ireland	0.4
Netherlands	0.3
United Kingdom	0.5
United States	38.5
Total	40.7%

4

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 140.4%
COMMON STOCKS - 139.0%
	Automobiles & Components - 1.1%
2	Nissan Motor Co., Ltd. ADR ‡	$41
1	Thor Industries, Inc. ‡	18
–	Toyota Motor Corp. ADR ‡	38
		97
	Banks - 11.5%
–	Banco Santander Chili S.A. ADR ‡	43
2	Banco Santander S.A. ADR ‡	23
–	Bank of Hawaii Corp. ‡	16
1	Bank of Montreal ‡	61
1	BB&T Corp. ‡	35
1	Canadian Imperial Bank of Commerce ‡	48
–	Cullen/Frost Bankers, Inc. ‡	7
1	First Niagara Financial Group, Inc. ‡	11
–	FirstMerit Corp. ‡	8
2	FNB Corp. ‡	27
–	Hancock Holding Co. ‡	6
1	HSBC Holdings plc ADR ‡	53
–	Iberiabank Corp. ‡	7
36	Mitsubishi UFJ Financial Group, Inc. ADR ‡	171
8	Mizuho Financial Group, Inc. ADR ‡	24
2	New York Community Bancorp, Inc. ‡	26
–	Park National Corp. ‡	24
1	Royal Bank of Canada ‡	83
–	Shinhan Financial Group Co., Ltd. ADR ‡	18
–	Southside Bancshares, Inc. ‡	9
1	Sterling Bancshares, Inc. ‡	7
–	SunTrust Banks, Inc. ‡	6
1	Toronto-Dominion Bank ADR ‡	116
–	Trustmark Corp. ‡	7
3	US Bancorp ‡	68
1	Wells Fargo & Co. ‡	27
1	Westpac Banking Corp. ADR ‡	86
		1,017
	Capital Goods - 10.1%
1	3M Co. ‡	129
1	ABB Ltd. ADR ‡	33
4	Aircastle Ltd. ‡	44
1	Boeing Co. ‡	48
1	Caterpillar, Inc. ‡	147
–	Crane Co. ‡	17
1	Eaton Corp. ‡	72
–	Emerson Electric Co. ‡	26
2	General Electric Co. ‡	37
–	Honeywell International, Inc. ‡	28
1	Hubbell, Inc. Class B ‡	41
–	Huntington Ingalls Industries, Inc. ●‡	3
–	Illinois Tool Works, Inc. ‡	10
1	MSC Industrial Direct Co., Inc. ‡	50
–	National Presto Industries, Inc. ‡	33
–	Northrop Grumman Corp. ‡	24
1	Oshkosh Corp. ●‡	39
1	Rockwell Automation, Inc. ‡	59
–	Siemens AG ADR ‡	48
		888
	Commercial & Professional Services - 2.9%
1	Avery Dennison Corp. ‡	36
2	Cintas Corp. ‡	47
2	Deluxe Corp. ‡	57
2	Pitney Bowes, Inc. ‡	40
2	R.R. Donnelley & Sons Co. ‡	34
1	Waste Management, Inc. ‡	41
		255
	Consumer Durables & Apparel - 2.6%
1	Garmin Ltd. ●‡	37
2	Leggett & Platt, Inc. ‡	49
3	Panasonic Corp. ‡	35
–	Polaris Industries, Inc. ‡	24
1	Sony Corp. ADR ‡	24
–	Stanley Black & Decker, Inc. ‡	26
–	V.F. Corp. ‡	32
		227
	Consumer Services - 2.9%
1	Intercontinental Hotels Group plc ‡	29
2	Learning Tree International, Inc. ‡	14
3	McDonald's Corp. ‡	217
		260
	Diversified Financials - 7.2%
–	Administradora de Fondos de Pensiones
	Provida S.A. ‡	26
5	Advance America Cash Advance Centers,
	Inc. ‡	27
1	American Express Co. ‡	26
2	Apollo Investment Corp. ‡	22
3	Ares Capital Corp. ‡	48
2	Bank of America Corp. ‡	29
1	Blackrock Kelso Capital Corp. ‡	15
–	BlackRock, Inc. ‡	51
–	Eaton Vance Corp. ‡	16
1	Federated Investors, Inc. ‡	37
–	Gamco Investors, Inc. ‡	22
2	JP Morgan Chase & Co. ‡	81
1	Nelnet, Inc. ‡	28
2	NYSE Euronext ‡	91
1	Orix Corp. ADR ‡	49
1	Raymond James Financial, Inc. ‡	24
2	SEI Investments Co. ‡	34
–	Solar Capital Ltd. ‡	9
		635
	Energy - 19.7%
–	Cenovus Energy, Inc. ‡	14
1	Chevron Corp. ‡	132
–	CNOOC Ltd. ADR ‡	30
1	ConocoPhillips Holding Co. ‡	45
3	DHT Holdings, Inc. ‡	15
1	Diamond Offshore Drilling, Inc. ‡	89
–	EnCana Corp. ADR ‡	12
3	Enerplus Resources Fund ‡	103
2	Eni S.p.A. ADR ‡	117
1	Exxon Mobil Corp. ‡	127
–	Knightsbridge Tankers Ltd. ADR ‡	8
2	Marathon Oil Corp. ‡	103
2	Pengrowth Energy Corp. ‡	27
–	PetroChina Co., Ltd. ADR ‡	26
3	Repsol-YPF S.A. ADR ‡	123
2	Royal Dutch Shell plc ADR ‡	185
2	Ship Finance International Ltd. ‡	42

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 140.4% - (continued)
COMMON STOCKS - 139.0% - (continued)
	Energy - 19.7% - (continued)
2	Spectra Energy Corp. ‡	$60
2	Statoilhydro ASA ADR ‡	68
1	Teekay Tankers Ltd. ‡	14
5	Total S.A. ADR ‡	345
1	Transcanada Corp. ‡	47
2	WSP Holdings Ltd. ●‡	3
		1,735
	Food & Staples Retailing - 0.7%
2	Supervalu, Inc. ‡	27
1	Sysco Corp. ‡	37
		64
	Food, Beverage & Tobacco - 6.5%
1	Altria Group, Inc. ‡	31
1	Coca-Cola Co. ‡	67
1	H.J. Heinz Co. ‡	35
1	Kraft Foods, Inc. ‡	39
1	Lorillard, Inc. ‡	66
–	PepsiCo, Inc. ‡	19
1	Philip Morris International, Inc. ‡	73
3	Reynolds American, Inc. ‡	104
3	Unilever N.V. NY Shares ADR ‡	114
1	Vector Group Ltd. ‡	25
		573
	Health Care Equipment & Services - 1.8%
–	Atrion Corp. ‡	41
–	Becton, Dickinson & Co. ‡	28
1	Brookdale Senior Living, Inc. ●‡	26
–	Fresenius Medical Care AG ADR ‡	21
1	Masimo Corp. ‡	46
		162
	Household & Personal Products - 0.6%
1	Kimberly-Clark Corp. ‡	52

	Insurance - 5.8%
1	Aflac, Inc. ‡	47
2	Allstate Corp. ‡	51
3	Aviva plc ‡	41
6	Axa ADR ‡	133
–	Axis Capital Holdings Ltd. ‡	12
1	Brown & Brown, Inc. ‡	23
1	Chubb Corp. ‡	46
2	Manualife Financial Corp. ‡	30
3	Prudential Financial, Inc. ‡	76
1	Sun Life Financial ‡	32
–	Travelers Cos., Inc. ‡	19
		510
	Materials - 7.2%
–	Aperam ‡	2
1	ArcelorMittal ADR ‡	45
1	BHP Billiton Ltd. ADR ‡	129
5	Boise, Inc. ‡	48
1	Dow Chemical Co. ‡	28
2	E.I. DuPont de Nemours & Co. ‡	93
1	MeadWestvaco Corp. ‡	30
–	Nucor Corp. ‡	21
2	RPM International, Inc. ‡	56
1	Southern Copper Corp. ‡	28
1	Syngenta AG ADR ‡	47
2	Ternium S.A. ADR ‡	76
1	Worthington Industries, Inc. ‡	31
		634
	Media - 1.3%
2	Cinemark Holdings, Inc. ‡	46
1	McGraw-Hill Cos., Inc. ‡	23
4	Sinclair Broadcast Group, Inc. Class A ‡	42
		111
	Pharmaceuticals, Biotechnology & Life Sciences - 11.7%
2	Abbott Laboratories ‡	122
4	Bristol-Myers Squibb Co. ‡	111
4	Eli Lilly & Co. ‡	143
2	GlaxoSmithKline plc ADR ‡	101
1	Johnson & Johnson ‡	94
5	Merck & Co., Inc. ‡	163
5	PDL Biopharma, Inc. ‡	35
7	Pfizer, Inc. ‡	145
3	Sanofi-Aventis S.A. ADR ‡	115
		1,029
	Real Estate - 5.5%
1	American Capital Agency Corp. ‡	20
4	Annaly Capital Management, Inc. ‡	63
2	Anworth Mortgage Asset Corp. ‡	14
1	Brookfield Properties Corp. ‡	14
2	Capstead Mortgage Corp. ‡	24
10	Chimera Investment Corp. ‡	41
1	CommonWealth REIT ‡	35
2	Cypress Sharpridge Investments, Inc. ‡	21
2	Duke Realty, Inc. ‡	25
–	Entertainment Properties Trust ‡	12
1	Hatteras Financial Corp. ‡	25
–	HCP, Inc. ‡	11
–	Health Care, Inc. ‡	19
2	Medical Properties Trust, Inc. ‡	24
1	Nationwide Health Properties, Inc. ‡	54
3	Resource Capital Corp. ‡	17
1	Senior Housing Properties Trust ‡	21
1	UDR, Inc. ‡	31
1	Weyerhaeuser Co. ‡	18
		489
	Retailing - 2.3%
2	Foot Locker, Inc. ‡	34
–	Genuine Parts Co. ‡	24
–	Home Depot, Inc. ‡	10
–	J.C. Penney Co., Inc. ‡	11
2	Limited Brands, Inc. ‡	96
2	Nutri/System, Inc. ‡	29
		204
	Semiconductors & Semiconductor Equipment - 3.3%
1	Analog Devices, Inc. ‡	26
2	Intel Corp. ‡	56
2	Intersil Corp. ‡	35
1	Linear Technology Corp. ‡	19
1	Maxim Integrated Products, Inc. ‡	29
1	Microchip Technology, Inc. ‡	52
5	Taiwan Semiconductor Manufacturing Co.,
	Ltd. ADR ‡	70
		287

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
LONG POSITIONS - 140.4% - (continued)
COMMON STOCKS - 139.0% - (continued)
	Software & Services - 3.9%
–	AOL, Inc. ●‡		$3
–	Automatic Data Processing, Inc. ‡		22
4	Earthlink, Inc. ‡		36
1	Infosys Technologies Ltd. ADR ‡		68
13	iPass, Inc. ‡		18
4	ModusLink Global Solutions, Inc. ‡		20
3	Paychex, Inc. ‡		98
1	S.p.A. ADR ‡		79
			344
	Technology Hardware & Equipment - 6.4%
1	Anixter International, Inc. ‡		53
3	Canon, Inc. ADR ‡		159
1	Fujifilm Holdings Corp. ‡		20
–	Hitachi Ltd. ‡		25
2	Jabil Circuit, Inc. ‡		47
1	Molex, Inc. ‡		30
4	Nokia Corp. ADR ‡		41
4	Seagate Technology ‡		63
8	Telefonaktiebolaget LM Ericsson ADR ‡		125
			563
	Telecommunication Services - 12.3%
2	Alaska Communication Systems Holdings,
	Inc. ‡		19
3	AT&T, Inc. ‡		102
1	CenturyLink, Inc. ‡		59
2	Deutsche Telekom AG ADR ●‡		31
4	France Telecom S.A. ADR ‡		87
1	Hutchison Telecommunications ADR ‡		7
1	Magyar Telekom Telecommunications plc ●‡		17
1	Nippon Telegraph & Telephone Corp. ADR ‡		20
2	NTELOS Holdings Corp. ‡		43
2	NTT Docomo, Inc. ‡		44
2	Partner Communications Co., Ltd. ADR ‡		46
1	Philippine Long Distance Telephone Co.
	ADR ‡		29
2	SK Telecom Co., Ltd. ADR ‡		41
2	Tele Norte Leste Participacoes S.A. ADR ‡ .		40
5	Telecom Corp. of New Zealand Ltd. ADR ‡ .		47
3	Telecom Italia S.p.A. ADR ‡		42
1	Telefonos de Mexico S.A. ADR Class L ‡		19
1	USA Mobility, Inc. ‡		17
4	Verizon Communications, Inc. ‡		133
8	Vodafone Group plc ADR ‡		223
2	Windstream Corp. ‡		21
			1,087
	Transportation - 1.1%
1	Genco Shipping & Trading Ltd. ●‡		11
1	Grupo Aeroportuario del Pacifico SAB de CV
	ADR ‡		47
3	Heartland Express, Inc. ‡		43
			101
	Utilities - 10.6%
1	AGL Resources, Inc. ‡		41
1	Alliant Energy Corp. ‡		44
2	Ameren Corp. ‡		44
1	American Electric Power Co., Inc. ‡		38
3	CenterPoint Energy, Inc. ‡		55
–	CIA Saneamento Basico De Estado de Sao
	Paulo ‡		16
2	Companhia Energetica de Minas Gerais ADR		45
1	Consolidated ‡ Edison, Inc.‡		63
1	DTE Energy Co. ‡		50
3	Enersis S.A. ADR ‡		64
1	FirstEnergy Corp. ‡		39
2	National Grid plc ‡		90
1	Oneok, Inc. ‡		38
3	Pepco Holdings, Inc. ‡		56
2	Pinnacle West Capital Corp. ‡		90
1	SCANA Corp. ‡		37
2	Southern Co. ‡		61
2	TECO Energy, Inc. ‡		32
1	Vectren Corp. ‡		27
			930
	Total common stocks
	(cost $10,143)		$12,254

PREFERRED STOCKS - 0.2%
	Telecommunication Services - 0.2%
1	Telecomunicacoes de Sao Paulo S.A. ‡		$19

	Total preferred stocks
	(cost $16)		$19

	Total long-term investments
	(cost $10,159)		$12,273

SHORT-TERM INVESTMENTS - 1.2%
	Investment Pools and Funds - 1.2%
	State Street Bank U.S. Government Money
103	Market Fund		$103

	Total short-term investments
	(cost $103)		$103

	Total long positions
	(cost $10,262) ▲	140.4%	$12,376
	Securities sold short
	(proceeds $2,165)▲	(40.7)%	(3,590)
	Other assets and liabilities	0.3%	27
	Total net assets	100.0%	$8,813

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 40.7%
COMMON STOCK – 40.7%
	Automobiles & Components - 0.9%
1	Dana Holding Corp.●	$24
1	Tenneco Automotive, Inc.●	55
		79
	Banks - 0.4%
1	Signature Bank●	31

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 40.7% - (continued)
COMMON STOCK – 40.7% - (continued)
	Capital Goods - 4.4%
1	Babcock & Wilcox Co.●	$27
1	BE Aerospace, Inc.●	39
–	Ceradyne, Inc.●	18
–	Enpro Industries, Inc.●	14
–	ESCO Technologies, Inc.	12
1	Flow International Corp.●	5
1	Gardner Denver Machinery, Inc.	61
1	Hexcel Corp.●	14
–	Kadant, Inc.●	11
–	Moog, Inc. Class A●	9
1	Polypore International, Inc.●	34
–	RBS Bearings, Inc.●	13
–	Seaboard Corp.	31
1	Spirit Aerosystems Holdings, Inc.●	25
1	Tecumseh Products Co. Class A●	7
–	Titan Machinery, Inc.●	15
–	TransDigm Group, Inc.●	29
1	Trimas Corp.●	27
		391
	Commercial & Professional Services - 1.1%
–	Consolidated Graphics, Inc.●	19
1	Navigant Consulting, Inc.●	8
2	SFN Group, Inc.●	23
–	Stericycle, Inc.●	20
1	Waste Connections, Inc.	29
		99
	Consumer Durables & Apparel - 1.7%
1	Gildan Activewear, Inc.	24
1	Hanesbrands, Inc.●	34
1	Mohawk Industries, Inc.●	33
2	Toll Brothers, Inc.●	48
–	Universal Electronics, Inc.●	11
		150
	Consumer Services - 0.6%
1	Grand Canyon Education, Inc.●	10
2	Lakes Entertainment, Inc.●	5
1	Scientific Games Corp. Class A●	15
1	Sonic Corp.●	8
1	Texas Roadhouse, Inc.	16
		54
	Energy - 3.8%
–	Bill Barrett Corp.●	12
–	Bristow Group, Inc.●	8
1	Bronco Drilling Co., Inc.●	12
–	Carrizo Oil & Gas, Inc.●	13
–	Continental Resources, Inc.●	32
1	Denbury Resources, Inc.●	28
1	EQT Corp.	33
–	Goodrich Petroleum Corp.●	7
4	Hercules Offshore, Inc.●	26
–	Hess Corp.	25
1	Key Energy Services, Inc.●	17
4	Parker Drilling Co.●	30
1	Petrohawk Energy Corp.●	31
–	Plains Exploration & Production Co.●	9
1	Sandridge Energy, Inc.●	12
1	TETRA Technologies, Inc.●	16
–	Ultra Petroleum Corp.●	23
		334
	Food & Staples Retailing - 0.7%
1	United Natural Foods, Inc.●	58

	Food, Beverage & Tobacco - 0.9%
–	Dean Foods Co.●	4
1	Hain Celestial Group, Inc.●	39
–	Hansen National Corp.●	16
1	Smithfield Foods, Inc.●	22
		81
	Health Care Equipment & Services - 0.3%
1	Boston Scientific Corp.●	7
–	Hologic, Inc.●	10
–	NuVasive, Inc.●	6
		23
	Household & Personal Products - 0.1%
–	Energizer Holdings, Inc.●	7

	Insurance - 0.2%
3	CNO Financial Group, Inc.●	21

	Materials - 2.6%
–	Agnico Eagle Mines Ltd	16
1	Buckeye Technologies, Inc.	40
–	Deltic Timber Corp.	16
–	FMC Corp.	42
2	Headwaters, Inc.●	12
1	Intrepid Potash, Inc.●	41
1	RTI International Metals, Inc.●	29
2	Sterlite Industries Ltd.	35
		231
	Media - 0.9%
2	CTC Media, Inc.	47
1	DirecTV Class A●	25
–	Liberty Media-Starz Series A●	4
		76
	Pharmaceuticals, Biotechnology & Life
	Sciences - 1.8%
–	Agilent Technologies, Inc.●	15
1	Auxilium Pharmaceuticals, Inc.●	14
2	Caraco Pharmaceutical Laboratories Ltd.●	8
5	DURECT Corp.●	17
5	Elan Corp. plc ADR●	39
–	Optimer Pharmaceuticals, Inc.●	6
1	Questcor Pharmaceuticals●	14
1	Salix Pharmaceuticals Ltd.●	34
3	SuperGen, Inc.●	9
1	Xenoport, Inc.●	7
		163
	Real Estate - 0.3%
1	Douglas Emmett, Inc.	30

	Retailing - 2.0%
1	Ann, Inc.●	27
2	Chico's FAS, Inc.	34
1	Coldwater Creek, Inc.●	4

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SECURITIES SOLD SHORT – 40.7% - (continued)
COMMON STOCK – 40.7% - (continued)
	Retailing - 2.0% - (continued)
1	Collective Brands, Inc.●		$11
1	Liberty Media - Interactive A●		19
1	LKQ Corp.●		15
–	O'Reilly Automotive, Inc.●		21
1	Rent-A-Center, Inc.		21
2	Sally Beauty Co., Inc.●		23
			175
	Semiconductors & Semiconductor
	Equipment - 4.0%
1	Applied Micro Circuits Corp.●		11
1	Arm Holdings plc		46
1	ASML Holding N.V. ADR		27
–	Atheros Communications, Inc.●		18
3	Atmel Corp.●		45
–	Cavium Networks, Inc.●		18
–	Cymer, Inc.●		10
1	Diodes, Inc.●		36
4	Entegris, Inc.●		31
–	Lam Research Corp.●		21
3	LSI Corp.●		25
1	Microsemi Corp.●		22
–	MKS Instruments, Inc.		10
1	Rambus, Inc.●		17
3	RF Micro Devices, Inc.●		18
			355
	Software & Services - 2.7%
1	Ariba, Inc.●		31
–	Computer Sciences Corp.		18
–	EPIQ Systems, Inc.		6
–	IAC/Interactive Corp.●		14
–	Informatica Corp.●		21
2	Liquidity Services, Inc.●		41
1	Mentor Graphics Corp.●		14
1	Red Hat, Inc.●		32
1	Sapient Corp.●		18
1	Synopsys, Inc.●		19
–	Tyler Corp.●		11
1	Valueclick, Inc.●		15
			240
	Technology Hardware & Equipment - 3.2%
1	Aruba Networks, Inc.●		27
1	Ciena Corp.●		17
2	Cogo Group, Inc.●		14
–	DG Fastchannel, Inc.●		11
1	Infinera Corp.●		8
1	Intermec, Inc.●		15
1	Juniper Networks, Inc.●		26
–	Maxwell Technologies, Inc.●		9
1	Polycom, Inc.●		54
–	Research In Motion Ltd.●		12
2	Sanmina-Sci Corp.●		24
3	Tellabs, Inc.		13
1	Trimble Navigation Ltd.●		36
–	ViaSat, Inc.●		12
			278
	Telecommunication Services - 4.9%
1	Cbeyond, Inc.●		19
13	Cincinnati Bell, Inc.●		39
1	Crown Castle International Corp.●		49
4	Leap Wireless International, Inc.●		56
20	Level 3 Communications Corp.●		31
4	MetroPCS Communications, Inc.●		66
1	NII Holdings, Inc. Class B●		43
2	PAETEC Holding Corp.●		8
1	SBA Communications Corp.●		51
1	TW Telecom, Inc.●		29
1	US Cellular Corp.●		43
			434
	Transportation - 0.5%
1	Atlas Air Worldwide Holdings, Inc.●		44

	Utilities - 2.7%
2	Calpine Corp.●		35
1	El Paso Electric Co.●		39
–	FirstEnergy Corp.		14
4	GenOn Energy, Inc.●		16
1	MDU Resources Group, Inc.		32
–	Northwest Natural Gas Co		20
1	Ormat Technologies, Inc.		15
1	PG&E Corp.		26
–	South Jersey Industries, Inc.		18
1	Wisconsin Energy Corp.		21
			236
	Total common stock
	(proceeds $2,165)		$3,590
	Total securities sold short
	(proceeds $2,165)	40.7%	$3,590

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long position investments in foreign securities represents 53.1% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲
At April 30, 2011, the cost of securities (net proceeds received from securities sold short) for federal income tax purposes was $8,148 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,727
Unrealized Depreciation	(2,089)
Net Unrealized Appreciation	$638

●	Currently non-income producing.

‡	All or a portion of this security is held in a segregated account to cover the Fund's short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Enhanced Dividend Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$12,254	$12,254	$–	$–
Preferred Stocks	19	19	–	–
Short-Term Investments	103	103	–	–
Total	$12,376	$12,376	$–	$–
Liabilities:
Securities Sold Short - Common Stock ‡	$3,590	$3,590	$–	$–
Total	$3,590	$3,590	$–	$–
♦ For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡ The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,262)	$12,376
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Fund shares sold	—
Dividends and interest	35
Other assets	1
Total assets	12,413
Liabilities:
Securities sold short, at market value (proceeds $2,165)	3,590
Payables:
Investment management fees	1
Administrative fees	—
Distribution fees	—
Dividends on securities sold short	1
Accrued expenses	8
Total liabilities	3,600
Net assets	$8,813
Summary of Net Assets:
Capital stock and paid-in-capital	$11,543
Accumulated distribution in excess of net investment income	(1)
Accumulated net realized loss on investments and foreign currency transactions	(3,418)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	689
Net assets	$8,813

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.34/$7.77
Shares outstanding	979
Net assets	$7,183
Class C: Net asset value per share	$7.32
Shares outstanding	36
Net assets	$266
Class I: Net asset value per share	$7.34
Shares outstanding	37
Net assets	$275
Class R3: Net asset value per share	$7.33
Shares outstanding	37
Net assets	$269
Class R4: Net asset value per share	$7.33
Shares outstanding	37
Net assets	$271
Class R5: Net asset value per share	$7.34
Shares outstanding	37
Net assets	$274
Class Y: Net asset value per share	$7.34
Shares outstanding	37
Net assets	$275

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$253
Interest	—
Less: Foreign tax withheld	(10)
Total investment income	243

Expenses:
Investment management fees	41
Administrative services fees	1
Distribution fees
Class A	8
Class C	1
Class R3	1
Class R4	—
Custodian fees	3
Accounting services fees	1
Board of Directors' fees	—
Dividend and interest expense on securities sold short	6
Audit fees	3
Short position fees	10
Other expenses	2
Total expenses (before waivers)	77
Expense waivers	(41)
Total waivers	(41)
Total expenses, net	36
Net Investment Income	207
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	36
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments and Foreign Currency Transactions	36
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	595
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	594
Net Gain on Investments and Foreign Currency Transactions	630
Net Increase in Net Assets Resulting from Operations	$837

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$207	$448
Net realized gain (loss) on investments and foreign currency transactions	36	(89)
Net unrealized appreciation of investments and foreign currency transactions	594	548
Net Increase In Net Assets Resulting From Operations	837	907
Distributions to Shareholders:
From net investment income
Class A	(212)	(330)
Class C	(7)	(11)
Class I	(9)	(13)
Class R3	(7)	(11)
Class R4	(8)	(12)
Class R5	(8)	(13)
Class Y	(8)	(13)
Total distributions	(259)	(403)
Capital Share Transactions:
Class A	212	330
Class B	—	(225)
Class C	7	11
Class I	9	13
Class R3	7	11
Class R4	8	12
Class R5	8	13
Class Y	8	13
Net increase from capital share transactions	259	178
Net Increase In Net Assets	837	682
Net Assets:
Beginning of period	7,976	7,294
End of period	$8,813	$7,976
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1)	$51

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund’s shares were not offered to the public for the period from November 28, 2007 through April 30, 2011.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the

15

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

16

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed- delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

17

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Securities Sold Short – As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium.  The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account can not be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain a sufficient liquid asset (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United

18

States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$403	$391

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$92
Accumulated Capital Losses *	(3,444)
Unrealized Appreciation †	44
Total Accumulated Deficit	$(3,308)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent

19

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$23
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(23)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$448
2017	2,897
2018	99
Total	$3,444

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as  of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

HIFSCO has voluntarily agreed to waive 100% of the management fees through February 29, 2012.

20

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, short position expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%

d)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO had no revenue from front-end load sales charges or contingent deferred sales charges.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, the Fund has no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

7.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	979
Class C	36
Class I	37
Class R3	37
Class R4	37
Class R5	37
Class Y	37

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,018
Sales Proceeds Excluding U.S. Government Obligations	860

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	—	31	—	—	31	—	50	—	—	50
Amount	$—	$212	$—	$—	$212	$—	$330	$—	$—	$330
Class B
Shares	—	—	—	—	—	—	—	(34)	—	(34)
Amount	$—	$—	$—	$—	$—	$—	$—	$(225)	$—	$(225)
Class C
Shares	—	1	—	—	1	—	1	—	—	1
Amount	$—	$7	$—	$—	$7	$—	$11	$—	$—	$11
Class I
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$9	$—	$—	$9	$—	$13	$—	$—	$13
Class R3
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$7	$—	$—	$7	$—	$11	$—	$—	$11
Class R4
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$8	$—	$—	$8	$—	$12	$—	$—	$12
Class R5
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$8	$—	$—	$8	$—	$13	$—	$—	$13
Class Y
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$8	$—	$—	$8	$—	$13	$—	$—	$13
Total
Shares	—	37	—	—	37	—	61	(34)	—	27
Amount	$—	$259	$—	$—	$259	$—	$403	$(225)	$—	$178

22

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford Global Enhanced Dividend Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$6.85	$0.18	$–	$0.53	$0.71	$(0.22)	$–	$–	$(0.22)	$0.49	$7.34
C	6.84	0.15	–	0.53	0.68	(0.20)	–	–	(0.20)	0.48	7.32
I	6.86	0.19	–	0.52	0.71	(0.23)	–	–	(0.23)	0.48	7.34
R3	6.85	0.16	–	0.53	0.69	(0.21)	–	–	(0.21)	0.48	7.33
R4	6.85	0.17	–	0.53	0.70	(0.22)	–	–	(0.22)	0.48	7.33
R5	6.86	0.18	–	0.53	0.71	(0.23)	–	–	(0.23)	0.48	7.34
Y	6.86	0.19	–	0.52	0.71	(0.23)	–	–	(0.23)	0.48	7.34

For the Year Ended October 31, 2010
A	6.42	0.39	–	0.40	0.79	(0.36)	–	–	(0.36)	0.43	6.85
C	6.41	0.34	–	0.40	0.74	(0.31)	–	–	(0.31)	0.43	6.84
I	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86
R3	6.42	0.36	–	0.40	0.76	(0.33)	–	–	(0.33)	0.43	6.85
R4	6.42	0.38	–	0.40	0.78	(0.35)	–	–	(0.35)	0.43	6.85
R5	6.43	0.40	–	0.40	0.80	(0.37)	–	–	(0.37)	0.43	6.86
Y	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86

For the Year Ended October 31, 2009
A	6.34	0.35	–	0.09	0.44	(0.36)	–	–	(0.36)	0.08	6.42
C	6.33	0.31	–	0.09	0.40	(0.32)	–	–	(0.32)	0.08	6.41
I	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43
R3	6.34	0.32	–	0.10	0.42	(0.34)	–	–	(0.34)	0.08	6.42
R4	6.34	0.34	–	0.09	0.43	(0.35)	–	–	(0.35)	0.08	6.42
R5	6.34	0.36	–	0.10	0.46	(0.37)	–	–	(0.37)	0.09	6.43
Y	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43

From (commencement of operations) November 28, 2007, through October 31, 2008
A(F)	10.00	0.74	–	(3.84)	(3.10)	(0.56)	–	–	(0.56)	(3.66)	6.34
C(F)	10.00	0.68	–	(3.84)	(3.16)	(0.51)	–	–	(0.51)	(3.67)	6.33
I(F)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34
R3(F)	10.00	0.71	–	(3.84)	(3.13)	(0.53)	–	–	(0.53)	(3.66)	6.34
R4(F)	10.00	0.73	–	(3.84)	(3.11)	(0.55)	–	–	(0.55)	(3.66)	6.34
R5(F)	10.00	0.75	–	(3.84)	(3.09)	(0.57)	–	–	(0.57)	(3.66)	6.34
Y(F)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on November 30, 2007.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

10.64	%(D)	$7,183	1.87	%(E)	0.87	%(E)	0.48	%(E)	5.06	%(E)	11%
10.09	(D)	266	2.62	(E)	1.62	(E)	1.23	(E)	4.29	(E)	–
10.61	(D)	275	1.62	(E)	0.62	(E)	0.23	(E)	5.31	(E)	–
10.24	(D)	269	2.32	(E)	1.32	(E)	0.93	(E)	4.59	(E)	–
10.40	(D)	271	2.02	(E)	1.02	(E)	0.63	(E)	4.90	(E)	–
10.55	(D)	274	1.72	(E)	0.72	(E)	0.33	(E)	5.21	(E)	–
10.61	(D)	275	1.62	(E)	0.62	(E)	0.23	(E)	5.31	(E)	–

12.69		6,500	1.69		0.69		0.32		5.92		36
11.87		241	2.44		1.44		1.07		5.17		–
12.95		249	1.44		0.44		0.07		6.17		–
12.19		243	2.14		1.14		0.77		5.47		–
12.52		246	1.84		0.84		0.47		5.77		–
12.84		248	1.54		0.54		0.17		6.07		–
12.95		249	1.44		0.44		0.07		6.17		–

7.90		5,767	2.33		1.33		0.88		6.21		46
7.12		216	3.08		2.08		1.63		5.46		–
8.33		220	2.08		1.08		0.63		6.45		–
7.42		217	2.78		1.78		1.33		5.76		–
7.74		218	2.48		1.48		1.03		6.06		–
8.22		220	2.18		1.18		0.73		6.35		–
8.33		220	2.08		1.08		0.63		6.45		–

(32.37	) (D)	5,343	2.09	(E)	1.09	(E)	0.58	(E)	9.20	(E)	70
(32.86	) (D)	202	2.84	(E)	1.84	(E)	1.33	(E)	8.45	(E)	–
(32.24	) (D)	203	1.84	(E)	0.84	(E)	0.33	(E)	9.45	(E)	–
(32.60	) (D)	202	2.54	(E)	1.54	(E)	1.03	(E)	8.75	(E)	–
(32.44	) (D)	203	2.24	(E)	1.24	(E)	0.73	(E)	9.05	(E)	–
(32.29	) (D)	203	1.94	(E)	0.94	(E)	0.43	(E)	9.35	(E)	–
(32.24	) (D)	203	1.84	(E)	0.84	(E)	0.33	(E)	9.45	(E)	–

25

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding costs incurred in executing short sales) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only (excluding costs incurred in executing short sales) and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,106.35	$2.51	$1,000.00	$1,022.41	$2.41	2.41%	181	365
Class C	$1,000.00	$1,100.88	$6.41	$1,000.00	$1,018.70	$6.16	1.23	181	365
Class I	$1,000.00	$1,106.09	$1.20	$1,000.00	$1,023.65	$1.15	0.23	181	365
Class R3	$1,000.00	$1,102.40	$4.85	$1,000.00	$1,020.18	$4.66	0.93	181	365
Class R4	$1,000.00	$1,104.03	$3.29	$1,000.00	$1,021.67	$3.16	0.63	181	365
Class R5	$1,000.00	$1,105.54	$1.72	$1,000.00	$1,023.16	$1.66	0.33	181	365
Class Y	$1,000.00	$1,106.09	$1.20	$1,000.00	$1,023.65	$1.15	0.23	181	365

29

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Global Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Growth Fund inception 09/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of captial.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Global Growth A#	16.21%	20.70%	0.10%	2.65%
Global Growth A##		14.06%	-1.02%	2.07%
Global Growth B#	15.73%	19.87%	-0.53%	NA*
Global Growth B##		14.87%	-0.86%	NA*
Global Growth C#	15.75%	19.79%	-0.66%	1.92%
Global Growth C##		18.79%	-0.66%	1.92%
Global Growth R3#	16.13%	20.52%	-0.06%	2.86%
Global Growth R4#	16.28%	20.89%	0.11%	2.95%
Global Growth R5#	16.52%	21.33%	0.47%	3.13%
Global Growth Y#	16.50%	21.45%	0.58%	3.19%
MSCI World Growth Index	14.51%	20.31%	3.80%	4.09%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Manager
Matthew D. Hudson, CFA
Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Growth Fund returned 16.21%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 14.51%for the same period. The Fund also outperformed the 13.63% return of the average fund in the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Value stocks (+15.5%) slightly outperformed growth stocks (+14.5%) during the period, as measured by the MSCI World Value Index and the MSCI World Growth Index, respectively. Within the MSCI World Growth Index, all ten sectors posted positive returns. Energy (+31%), Industrials (+21%), and Materials (+17%) performed the best, while the Financials (+7%), Telecommunication Services (+9%), and Utilities (+9%) sectors lagged on a relative basis.

Outperformance was driven by strong stock selection. Security selection contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance in the Information Technology, Consumer Discretionary, and Industrials sectors, more than offsetting weaker security selection within Financials. Sector allocation, a result of the bottom-up (i.e. stock by stock fundamental research) investment process, detracted from relative performance due to overweight (i.e. the Fund’s sector position was greater than the benchmark position)positions in Financials and Information Technology.

HTC (Information Technology), Vertex Pharmaceutical (Health Care), and National-Oilwell Varco (Energy) were the leading contributors to benchmark-relative performance. Shares of HTC, a Taiwan-based smartphone manufacturer, rose as the company posted strong first quarter earnings fueled by rising demand. Shares of Vertex Pharmaceuticals, a development stage pharmaceutical company, surged higher after the company reported success in a Phase 3 study of a cystic fibrosis treatment, opening the way for the company to apply for regulatory approval later this year. Shares of National-Oilwell Varco, an equipment and services provider for oil and gas drilling and production operations, moved higher after the company reported better-than-expected revenue, earnings, and operating margins. Top absolute contributors included Oracle (Information Technology) and EMC (Information Technology).

The top detractors from the Fund’s relative performance were Delta Air Lines (Industrials), Motorola Mobility (Information Technology), and Broadcom (Information Technology). Shares of global airline Delta Air Lines fell as rising oil prices and the tsunami in Japan weighed on the stock. Management lowered guidance at the end of March to account for the impact of these events. Shares of Motorola Mobility, a provider of mobile devices, wireless accessories, set-top boxes and video distribution systems and other related products, declined as two headline products, the Motorola Xoom and Motorola Atrix, showed signs of weak demand. Shares of Broadcom, a provider of semiconductors for wired and wireless communications, underperformed after the company issued higher first-quarter operating expense guidance and slightly disappointing revenue guidance. Top absolute detractors included Cisco Systems (Information Technology).

What is the outlook?

Our overall positioning is consistent with an improving economic outlook: overweight cyclically oriented sectors that should outperform in an improving economy such as Consumer Discretionary and Information Technology; underweight (i.e. the Fund’s sector position was less than the benchmark position) the defensive Consumer Staples and Health Care sectors. We are focused on firms with improving fundamentals, sound balance sheets, and solid growth potential as they return to normalized earnings.

At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Industrials, Information Technology, and Financials sectors. The Fund held below-benchmark weights in the Consumer Staples, Health Care, and Materials sectors.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.6%
Banks (Financials)	4.7
Capital Goods (Industrials)	17.7
Consumer Services (Consumer Discretionary)	5.3
Diversified Financials (Financials)	5.8
Energy (Energy)	10.1
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	1.5
Insurance (Financials)	1.7
Materials (Materials)	7.0
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.2
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	6.3
Semiconductors & Semiconductor Equipment (Information Technology)	5.5
Software & Services (Information Technology)	7.9
Technology Hardware & Equipment (Information Technology)	10.8
Telecommunication Services (Services)	1.1
Transportation (Industrials)	3.5
Other Assets and Liabilities	0.3
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Brazil	1.0%
Canada	1.0
China	3.1
Denmark	1.1
France	7.4
Germany	2.8
Hong Kong	3.8
Japan	7.0
Netherlands	1.2
Singapore	1.4
South Korea	0.9
Sweden	1.5
Switzerland	2.4
Taiwan	2.5
United Kingdom	12.1
United States	50.5
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Global Growth Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.7%
	Automobiles & Components - 2.6%
74	Daimler AG	$5,712
451	Nissan Motor Co., Ltd.	4,344
		10,056
	Banks - 4.7%
797	Barclays Bank plc	3,789
62	BNP Paribas	4,896
158	Itau Unibanco Banco Multiplo S.A. ADR	3,747
202	Standard Chartered plc	5,620
		18,052
	Capital Goods - 17.7%
1,555	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	4,124
383	General Electric Co.	7,842
76	Honeywell International, Inc.	4,628
77	Ingersoll-Rand plc	3,891
155	JS Group Corp.	3,731
146	Komatsu Ltd.	5,150
39	Parker-Hannifin Corp.	3,693
24	Precision Castparts Corp.	3,751
123	Safran S.A.	4,753
268	Sandvik Ab	5,684
32	Schneider Electric S.A.	5,701
35	Siemens AG	5,071
25	SMC Corp.	4,529
40	Vallourec	4,947
		67,495
	Consumer Services - 5.3%
81	Accor S.A.	3,587
2,950	Genting Singapore plc ●	5,239
2,435	Sands China Ltd. ●§	6,843
124	Starbucks Corp.	4,476
		20,145
	Diversified Financials - 5.8%
119	American Express Co.	5,846
22	BlackRock, Inc.	4,255
159	JP Morgan Chase & Co.	7,250
908	Nomura Holdings, Inc.	4,638
		21,989
	Energy - 10.1%
58	Anadarko Petroleum Corp.	4,549
182	BG Group plc	4,698
113	Chesapeake Energy Corp.	3,812
68	Consol Energy, Inc.	3,664
102	ENSCO International plc	6,081
47	EOG Resources, Inc.	5,270
67	National Oilwell Varco, Inc.	5,128
59	Schlumberger Ltd.	5,259
		38,461
	Food, Beverage & Tobacco - 2.3%
37	Carlsberg A/S Class B	4,369
60	Groupe Danone	4,423
		8,792
	Health Care Equipment & Services - 1.5%
137	Aetna, Inc.	5,667

	Insurance - 1.7%
261	Ping An Insurance (Group) Co.	2,849
60	Prudential Financial, Inc.	3,836
		6,685
	Materials - 7.0%
113	Anglo American plc	5,940
73	Barrick Gold Corp.	3,699
141	BHP Billiton plc	5,972
14	Syngenta AG	4,914
247	Xstrata plc	6,334
		26,859
	Media - 2.7%
361	News Corp. Class A	6,425
295	WPP plc	3,863
		10,288
	Pharmaceuticals, Biotechnology & Life Sciences - 2.2%
78	Celgene Corp. ●	4,573
72	Vertex Pharmaceuticals, Inc. ●	3,988
		8,561
	Real Estate - 1.0%
871	Hang Lung Properties Ltd.	3,885

	Retailing - 6.3%
21	Amazon.com, Inc. ●	4,048
846	Kingfisher plc	3,888
763	Li & Fung Ltd.	3,903
254	Lowe's Co., Inc.	6,660
10	Priceline.com, Inc. ●	5,579
		24,078
	Semiconductors & Semiconductor Equipment - 5.5%
109	ASML Holding N.V.	4,529
109	Broadcom Corp. Class A	3,845
254	NVIDIA Corp. ●	5,089
4	Samsung Electronics Co., Ltd.	3,580
121	Skyworks Solutions, Inc. ●	3,806
		20,849
	Software & Services - 7.9%
33	Baidu, Inc. ADR ●	4,883
58	Citrix Systems, Inc. ●	4,896
8	Google, Inc. ●	4,162
336	Oracle Corp.	12,130
28	Salesforce.com, Inc. ●	3,895
		29,966
	Technology Hardware & Equipment - 10.8%
30	Apple, Inc. ●	10,308
315	EMC Corp. ●	8,928
114	High Technology Computer Corp.	5,206
783	Hitachi Ltd.	4,251
1,107	Hon Hai Precision Industry Co., Ltd.	4,203
155	Motorola Mobility Holdings, Inc. ●	4,050
75	Qualcomm, Inc.	4,239
		41,185
	Telecommunication Services - 1.1%
794	Sprint Nextel Corp. ●	4,114

	Transportation - 3.5%
409	Delta Air Lines, Inc. ●	4,241
49	FedEx Corp.	4,644

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.7% - (continued)
	Transportation - 3.5% - (continued)
27	Kuehne & Nagel International AG		$4,314
			13,199
	Total common stocks
	(cost $276,980)		$380,326

	Total long-term investments
	(cost $276,980)		$380,326

	Total investments
	(cost $276,980) ▲	99.7%	$380,326
	Other assets and liabilities	0.3%	1,028
	Total net assets	100.0%	$381,354

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 49.2% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $277,725 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$106,489
Unrealized Depreciation	(3,888)
Net Unrealized Appreciation	$102,601

●	Currently non-income producing.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $ 6,843, which represents 1.79% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	JP Morgan Securities	Sell	$988	$983	05/04/2011	$(5)
Danish Krone	RBS Securities	Sell	48	48	05/02/2011	–
Euro	State Street Global Markets LLC	Sell	263	261	05/02/2011	(2)
Hong Kong Dollar	Goldman Sachs	Sell	20	20	05/03/2011	–
Japanese Yen	RBS Securities	Sell	198	195	05/06/2011	(3)
Singapore Dollar	Banc of America Securities	Sell	61	61	05/03/2011	–
Swedish Krona	UBS AG	Sell	63	63	05/02/2011	–
Swiss Franc	JP Morgan Securities	Sell	104	102	05/02/2011	(2)
						$(12)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$10,056	$–	$10,056	$–
Banks	18,052	3,747	14,305	–
Capital Goods	67,495	27,929	39,566	–
Consumer Services	20,145	4,476	15,669	–
Diversified Financials	21,989	17,351	4,638	–
Energy	38,461	33,763	4,698	–
Food, Beverage & Tobacco	8,792	–	8,792	–
Health Care Equipment & Services	5,667	5,667	–	–
Insurance	6,685	3,836	2,849	–
Materials	26,859	3,699	23,160	–
Media	10,288	6,425	3,863	–
Pharmaceuticals, Biotechnology & Life Sciences	8,561	8,561	–	–
Real Estate	3,885	–	3,885	–
Retailing	24,078	16,287	7,791	–
Semiconductors & Semiconductor Equipment	20,849	12,740	8,109	–
Software & Services	29,966	29,966	–	–
Technology Hardware & Equipment	41,185	27,525	13,660	–
Telecommunication Services	4,114	4,114	–	–
Transportation	13,199	8,885	4,314	–
Total	380,326	214,971	165,355	–
Liabilities:
Foreign Currency Contracts*	12	–	12	–
Total	$12	$–	$12	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $276,980)	$380,326
Foreign currency on deposit with custodian (cost $89)	90
Receivables:
Investment securities sold	1,746
Fund shares sold	99
Dividends and interest	686
Other assets	68
Total assets	383,015
Liabilities:
Unrealized depreciation on foreign currency contracts	12
Bank overdraft — U.S. Dollars	385
Payables:
Investment securities purchased	418
Fund shares redeemed	618
Investment management fees	44
Administrative fees	—
Distribution fees	15
Accrued expenses	169
Total liabilities	1,661
Net assets	$381,354
Summary of Net Assets:
Capital stock and paid-in-capital	$378,104
Accumulated net investment loss	(502)
Accumulated net realized loss on investments and foreign currency transactions	(99,612)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	103,364
Net assets	$381,354

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.63/$17.60
Shares outstanding	15,754
Net assets	$261,952
Class B: Net asset value per share	$15.08
Shares outstanding	922
Net assets	$13,900
Class C: Net asset value per share	$15.07
Shares outstanding	1,762
Net assets	$26,550
Class R3: Net asset value per share	$17.28
Shares outstanding	16
Net assets	$268
Class R4: Net asset value per share	$17.43
Shares outstanding	8
Net assets	$140
Class R5: Net asset value per share	$17.70
Shares outstanding	7
Net assets	$122
Class Y: Net asset value per share	$17.79
Shares outstanding	4,409
Net assets	$78,422

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,411
Interest	2
Less: Foreign tax withheld	(191)
Total investment income	2,222

Expenses:
Investment management fees	1,617
Administrative services fees	—
Transfer agent fees	563
Distribution fees
Class A	314
Class B	71
Class C	128
Class R3	1
Class R4	—
Custodian fees	12
Accounting services fees	31
Registration and filing fees	46
Board of Directors' fees	5
Audit fees	7
Other expenses	76
Total expenses (before waivers and fees paid indirectly)	2,871
Expense waivers	(19)
Transfer agent fee waivers	(126)
Commission recapture	(2)
Total waivers and fees paid indirectly	(147)
Total expenses, net	2,724
Net Investment Loss	(502)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	41,686
Net realized gain on foreign currency contracts	142
Net realized loss on other foreign currency transactions	(73)
Net Realized Gain on Investments and Foreign Currency Transactions	41,755
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	16,269
Net unrealized depreciation of foreign currency contracts	(14)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	21
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	16,276
Net Gain on Investments and Foreign Currency Transactions	58,031
Net Increase in Net Assets Resulting from Operations	$57,529

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(502)	$(1,241)
Net realized gain on investments and foreign currency transactions	41,755	28,340
Net unrealized appreciation of investments and foreign currency transactions	16,276	25,680
Net Increase In Net Assets Resulting From Operations	57,529	52,779
Distributions to Shareholders:
From net investment income
Class A	—	(705)
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	(872)
Total distributions	—	(1,577)
Capital Share Transactions:
Class A	(19,684)	(23,041)
Class B	(2,533)	(6,006)
Class C	(2,861)	(4,706)
Class R3	41	54
Class R4	3	43
Class R5	(16)	109
Class Y	(26,740)	(100,218)
Net decrease from capital share transactions	(51,790)	(133,765)
Proceeds from regulatory settlements	—	535
Net Increase (Decrease) In Net Assets	5,739	(82,028)
Net Assets:
Beginning of period	375,615	457,643
End of period	$381,354	$375,615
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(502)	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open- end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer- sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

11

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi- factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market

12

conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed- delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

13

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

14

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$12	$—	$—	$—	$—	$12
Total	$—	$12	$—	$—	$—	$—	$12

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$142	$—	$—	$—	$—	$142
Total	$—	$142	$—	$—	$—	$—	$142

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(14)	$—	$—	$—	$—	$(14)
Total	$—	$(14)	$—	$—	$—	$—	$(14)

15

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$1,577	$—

16

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(140,621)
Unrealized Appreciation †	86,342
Total Accumulated Deficit	$(54,279)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,307
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(96)
Capital Stock and Paid-In-Capital	(1,211)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$20,910
2017	119,711
Total	$140,621

As of October 31, 2010, the Fund utilized $24,120 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

18

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.48%
Class B Shares	2.23
Class C Shares	2.23
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.94

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $187 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $12. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

19

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	7
Class R4	8
Class R5	7

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$120,441
Sales Proceeds Excluding U.S. Government Obligations	168,557

20

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	621	—	(1,896)	—	(1,275)	2,686	50	(4,457)	—	(1,721)
Amount	$9,569	$—	$(29,253)	$—	$(19,684)	$35,073	$666	$(58,780)	$—	$(23,041)
Class B
Shares	14	—	(195)	—	(181)	30	—	(527)	—	(497)
Amount	$195	$—	$(2,728)	$—	$(2,533)	$373	$—	$(6,379)	$—	$(6,006)
Class C
Shares	50	—	(255)	—	(205)	130	—	(526)	—	(396)
Amount	$695	$—	$(3,556)	$—	$(2,861)	$1,576	$—	$(6,282)	$—	$(4,706)
Class R3
Shares	3	—	—	—	3	10	—	(6)	—	4
Amount	$42	$—	$(1)	$—	$41	$141	$—	$(87)	$—	$54
Class R4
Shares	—	—	—	—	—	8	—	(4)	—	4
Amount	$3	$—	$—	$—	$3	$100	$—	$(57)	$—	$43
Class R5
Shares	—	—	(1)	—	(1)	7	—	—	—	7
Amount	$—	$—	$(16)	$—	$(16)	$109	$—	$—	$—	$109
Class Y
Shares	—	—	(1,587)	—	(1,587)	1,009	62	(8,371)	—	(7,300)
Amount	$—	$—	$(26,740)	$—	$(26,740)	$13,830	$872	$(114,920)	$—	$(100,218)
Total
Shares	688	—	(3,934)	—	(3,246)	3,880	112	(13,891)	—	(9,899)
Amount	$10,504	$—	$(62,294)	$—	$(51,790)	$51,202	$1,538	$(186,505)	$—	$(133,765)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	65	$1,008
For the Year Ended October 31, 2010	196	$2,612

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $535, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The impact of the payment on the Fund’s NAV was approximately $0.02 for all classes.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

21

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

22

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23

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$14.31	$(0.02)	$–	$2.34	$2.32	$–	$–	$–	$–	$2.32	$16.63
B	13.03	(0.08)	–	2.13	2.05	–	–	–	–	2.05	15.08
C	13.02	(0.08)	–	2.13	2.05	–	–	–	–	2.05	15.07
R3	14.88	(0.03)	–	2.43	2.40	–	–	–	–	2.40	17.28
R4	14.99	(0.01)	–	2.45	2.44	–	–	–	–	2.44	17.43
R5	15.19	0.01	–	2.50	2.51	–	–	–	–	2.51	17.70
Y	15.27	0.02	–	2.50	2.52	–	–	–	–	2.52	17.79

For the Year Ended October 31, 2010 (G)
A	12.53	(0.05)	–	1.87	1.82	(0.04)	–	–	(0.04)	1.78	14.31
B	11.46	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.03
C	11.45	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.02
R3	13.04	(0.08)	–	1.94	1.86	(0.02)	–	–	(0.02)	1.84	14.88
R4	13.11	(0.04)	–	1.94	1.90	(0.02)	–	–	(0.02)	1.88	14.99
R5	13.26	0.01	–	1.98	1.99	(0.06)	–	–	(0.06)	1.93	15.19
Y	13.32	0.02	–	2.00	2.02	(0.07)	–	–	(0.07)	1.95	15.27

For the Year Ended October 31, 2009
A	10.50	0.04	–	1.99	2.03	–	–	–	–	2.03	12.53
B	9.64	–	–	1.82	1.82	–	–	–	–	1.82	11.46
C	9.68	(0.05)	–	1.82	1.77	–	–	–	–	1.77	11.45
R3	10.97	(0.02)	–	2.09	2.07	–	–	–	–	2.07	13.04
R4	11.01	0.01	–	2.09	2.10	–	–	–	–	2.10	13.11
R5	11.10	0.05	–	2.11	2.16	–	–	–	–	2.16	13.26
Y	11.14	0.07	–	2.11	2.18	–	–	–	–	2.18	13.32

For the Year Ended October 31, 2008 (G)
A	24.97	(0.03)	–	(11.78)	(11.81)	–	(2.66)	–	(2.66)	(14.47)	10.50
B	23.27	(0.14)	–	(10.83)	(10.97)	–	(2.66)	–	(2.66)	(13.63)	9.64
C	23.40	(0.16)	–	(10.90)	(11.06)	–	(2.66)	–	(2.66)	(13.72)	9.68
R3	26.02	(0.08)	–	(12.31)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	10.97
R4	26.09	(0.05)	–	(12.37)	(12.42)	–	(2.66)	–	(2.66)	(15.08)	11.01
R5	26.15	0.05	–	(12.44)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.10
Y	26.19	0.07	–	(12.46)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.14

For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	–	(0.98)	–	(0.98)	5.62	24.97
B	18.23	(0.32)	0.06	6.28	6.02	–	(0.98)	–	(0.98)	5.04	23.27
C	18.31	(0.28)	0.05	6.30	6.07	–	(0.98)	–	(0.98)	5.09	23.40
R3 (I)	20.00	(0.14)	–	6.16	6.02	–	–	–	–	6.02	26.02
R4 (I)	20.00	(0.09)	–	6.18	6.09	–	–	–	–	6.09	26.09
R5 (I)	20.00	(0.03)	–	6.18	6.15	–	–	–	–	6.15	26.15
Y	20.14	–	0.06	6.97	7.03	–	(0.98)	–	(0.98)	6.05	26.19

For the Year Ended October 31, 2006 (G)
A	16.80	(0.05)	–	2.81	2.76	(0.02)	(0.19)	–	(0.21)	2.55	19.35
B	15.93	(0.17)	–	2.66	2.49	–	(0.19)	–	(0.19)	2.30	18.23
C	16.01	(0.17)	–	2.66	2.49	–	(0.19)	–	(0.19)	2.30	18.31
Y	17.46	0.06	–	2.91	2.97	(0.10)	(0.19)	–	(0.29)	2.68	20.14
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.21	%(E)	$261,952	1.57	%(F)	1.48	%(F)	1.48	%(F)	(0.30	)%(F)	32%
15.73	(E)	13,900	2.59	(F)	2.23	(F)	2.23	(F)	(1.07	) (F)	–
15.75	(E)	26,550	2.28	(F)	2.23	(F)	2.23	(F)	(1.06	) (F)	–
16.13	(E)	268	1.72	(F)	1.60	(F)	1.60	(F)	(0.37	) (F)	–
16.28	(E)	140	1.35	(F)	1.30	(F)	1.30	(F)	(0.10	) (F)	–
16.52	(E)	122	1.05	(F)	1.00	(F)	1.00	(F)	0.16	(F)	–
16.50	(E)	78,422	0.94	(F)	0.94	(F)	0.94	(F)	0.20	(F)	–

14.53		243,667	1.61		1.48		1.48		(0.40)		61
13.70		14,367	2.63		2.23		2.23		(1.16)		–
13.71		25,611	2.31		2.23		2.23		(1.15)		–
14.24		193	1.73		1.68		1.68		(0.57)		–
14.47		118	1.33		1.33		1.33		(0.28)		–
15.00		119	1.05		1.03		1.03		0.06		–
15.17		91,540	0.93		0.93		0.93		0.12		–

19.33		234,971	1.83		1.13		1.13		0.38		82
18.88		18,333	2.90		1.57		1.57		(0.05)		–
18.29		27,064	2.45		2.01		2.01		(0.49)		–
18.87		113	1.82		1.73		1.73		(0.41)		–
19.07		59	1.37		1.37		1.37		0.16		–
19.46		7	1.05		1.05		1.05		0.46		–
19.57		177,096	0.94		0.94		0.94		0.59		–

(52.57)		212,910	1.49		1.43		1.43		(0.18)		82
(52.83)		23,614	2.42		2.01		2.01		(0.79)		–
(52.94)		30,334	2.16		2.16		2.16		(0.92)		–
(52.69)		10	1.88		1.73		1.73		(0.42)		–
(52.66)		7	1.58		1.43		1.43		(0.57)		–
(52.40)		12	1.06		1.06		1.06		0.26		–
(52.31)		135,673	0.90		0.90		0.90		0.36		–

35.85	(H)	492,466	1.48		1.48		1.48		(0.62)		85
34.81	(H)	78,931	2.40		2.19		2.19		(1.33)		–
34.94	(H)	75,742	2.15		2.15		2.15		(1.29)		–
30.10	(E)	13	1.65	(F)	1.65	(F)	1.65	(F)	(0.78	) (F)	–
30.45	(E)	13	1.34	(F)	1.34	(F)	1.34	(F)	(0.47	) (F)	–
30.75	(E)	13	1.05	(F)	1.05	(F)	1.05	(F)	(0.17	) (F)	–
36.61	(H)	195,998	0.89		0.89		0.89		(0.01)		–

16.58		417,840	1.53		1.48		1.48		(0.25)		125
15.80		74,805	2.44		2.18		2.18		(0.95)		–
15.72		66,121	2.20		2.20		2.20		(0.98)		–
17.25		169,270	0.93		0.93		0.93		0.31		–

25

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,162.12	$7.94	$1,000.00	$1,017.45	$7.40	1.48%	181	365
Class B	$1,000.00	$1,157.33	$11.93	$1,000.00	$1,013.74	$11.13	2.23	181	365
Class C	$1,000.00	$1,157.45	$11.93	$1,000.00	$1,013.73	$11.14	2.23	181	365
Class R3	$1,000.00	$1,161.29	$8.58	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class R4	$1,000.00	$1,162.78	$6.97	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R5	$1,000.00	$1,165.24	$5.37	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,165.03	$5.07	$1,000.00	$1,020.11	$4.73	0.94	181	365

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GG11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Global Health Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Global Health Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Health Fund inception 05/01/2000
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Global Health A#	19.07%	18.52%	4.82%	6.67%
Global Health A##		12.00%	3.64%	6.06%
Global Health B#	18.58%	17.56%	4.02%	NA*
Global Health B##		12.56%	3.68%	NA*
Global Health C#	18.69%	17.67%	4.08%	5.90%
Global Health C##		16.67%	4.08%	5.90%
Global Health I#	19.24%	18.77%	5.15%	6.83%
Global Health R3#	18.97%	18.22%	4.64%	6.88%
Global Health R4#	19.18%	18.66%	4.99%	7.06%
Global Health R5#	19.37%	19.00%	5.27%	7.21%
Global Health Y#	19.37%	19.08%	5.33%	7.24%
S&P 500 Index	16.35%	17.24%	2.95%	2.82%
S&P North American Health
Care Sector Index	17.18%	19.04%	5.80%	4.39%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President,	Senior Vice President,	Senior Vice President,	Senior Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?

The Class A shares of The Hartford Global Health Fund returned 19.07%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmarks, the S&P North American Health Care Sector Index, which returned 17.18% and the S&P 500 Index, which returned 16.35% for the same period. The Fund also outperformed the 16.39% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. Health Care stocks underperformed the market in 2009 and 2010 as we began the rollout of the Patient Protection and Affordable Care Act (PPACA), which created significant uncertainty, making it difficult for the market to analyze the industry’s prospects for growth and profitability. However, following Congressional election wins by Republicans in November 2010, President Obama’s administration agreed to work to address certain concerns with the law, and since then many modifications have been made to the PPACA that have been favorable to the industry. These changes provided a tailwind for health care stocks towards the end of 2010 and into early 2011.

Health Care stocks (+17.2%) outperformed the both the broader U.S. market (+16.4%) and the global equity market (+15.0%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Induces, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Health Services (+28%) and Medical Technology (+18%) gained the most while Major Pharmaceuticals (+9%) and Specialty Pharmaceuticals/Biotechnology (+15%) lagged the other sub-sectors.

Strong stock selection in Medical Technology and Health Services was the primary driver of relative outperformance, more than offsetting weaker security selection in Specialty Pharmaceuticals/Biotechnology. Sub-sector allocation, a fallout of our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed to relative (i.e. performance of the Fund as measured against the benchmark) performance.

Holdings of Johnson & Johnson (Major Pharmaceuticals), Abbott Laboratories (Medical Technology), and Abiomed (Medical Technology) were the top contributors to benchmark-relative performance during the period. Johnson & Johnson’s share price appreciation lagged that of the benchmark during the period as continued manufacturing problems at the company’s McNeil unit and talk about the impact of a large potential acquisition on the company's AAA credit rating hung over the stock. Not owning this benchmark component aided relative performance. Abbott Laboratories’ stock price lagged the benchmark as more data on potential competition to their largest product, Humira, for autoimmune diseases was generated. Not owning this benchmark component aided relative results. Abiomed, a provider of medical devices for circulatory support and a continuum of care in heart recovery to acute heart failure patients, announced strong quarterly earnings and increased its full year earnings estimates. Top contributors to absolute performance also included UnitedHealth Group (Health Services), Covidien (Medical Technology), and McKesson (Health Services).

Holdings of Teva Pharmaceutical Industries (Specialty Pharmaceuticals/ Biotechnology), Incyte (Medical Technology), and Shionogi (Specialty Pharmaceuticals/Biotechnology) detracted from benchmark-relative performance. Shares of Teva Pharmaceutical Industries fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. U.S. based drug discovery and development company Incyte’s shares rose less than the benchmark despite increasing confidence in the company's potential treatment for myelofibrosis, which is currently in clinical trials. Our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position detracted from relative returns. Japan-based Shionogi’s shares declined after the earthquake and tsunami in Japan. Additionally, the company announced it was suspending testing of its new anti-obesity drug in the U.S. and Europe, one of two drugs in the company's pipeline investors had expected to drive revenue growth going forward. Top detractors from absolute performance also included Amgen (Specialty Pharamaceuticals/Biotechnology) and Cytokinetics (Specialty Pharamaceuticals/Biotechnology).

What is the outlook?

While the passage of the PPACA will have an impact on the health care industry in the United States, the bill fails to address the major problem within the industry — rising costs. In the meantime, we expect the Obama administration to

3

continue to enact the legislation with modifications and repeals of certain pieces of the bill in the industry’s favor. Specifically, we expect additional dilutions to the plan and delays in implementation which, along with a stabilization in the decline of commercial health insurance numbers, should be positive for the sector. These benefits likely will be somewhat offset by increased pressure on reimbursement rates from Medicare and Medicaid, as the government seeks to reign in spending and reduce the deficit. The roll-out of health care reform in the U.S. will be an evolutionary process. While we are confident with our portfolio positioning, we will continue to closely monitor industry developments and make adjustments to the portfolio as needed.

Against this backdrop, the Fund ended the period most overweight the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Biotechnology	18.8%
Drug Retail	1.4
Health Care Distributors	12.2
Health Care Equipment	18.9
Health Care Facilities	0.4
Health Care Technology	0.4
Life Sciences Tools & Services	5.7
Managed Health Care	13.4
Pharmaceuticals	29.0
Short-Term Investments	0.0
Other Assets and Liabilities	(0.2)
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Belgium	1.1%
China	1.6
Denmark	0.3
Hong Kong	0.5
India	0.5
Ireland	2.0
Israel	2.9
Italy	0.5
Japan	5.7
Netherlands	0.9
Spain	0.3
United Kingdom	0.7
United States	83.2
Short-Term Investments	0.0
Other Assets and Liabilities	(0.2)
Total	100.0%

4

The Hartford Global Health Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.2%
	Biotechnology - 18.8%
187	3SBio, Inc. ADR ●	$3,359
79	Acorda Therapeutics, Inc. ●	2,204
83	Alkermes, Inc. ●	1,203
63	Amgen, Inc. ●	3,593
331	Amylin Pharmaceuticals, Inc. ●	4,403
90	Ardea Biosciences, Inc. ●	2,543
179	Arena Pharmaceuticals, Inc. ●	250
166	Celgene Corp. ●	9,780
71	Cephalon, Inc. ●	5,464
440	Exelixis, Inc. ●	5,393
97	Immunogen, Inc. ●	1,293
303	Incyte Corp. ●	5,600
218	Inhibitex, Inc. ●	917
58	Ironwood Pharmaceuticals, Inc. ●	841
87	Onyx Pharmaceuticals, Inc. ●	3,250
31	Pharmasset, Inc. ●	3,190
421	PharmAthene, Inc. ●	1,575
91	Progenics Pharmaceuticals, Inc. ●	674
118	Regeneron Pharmaceuticals, Inc. ●	6,010
62	Rigel Pharmaceuticals, Inc. ●	562
373	Seattle Genetics, Inc. ●	6,201
203	Siga Technologies, Inc. ●	2,786
140	Trius Therapeutics, Inc. ●	790
57	Vertex Pharmaceuticals, Inc. ●	3,153
		75,034
	Drug Retail - 1.4%
154	CVS/Caremark Corp.	5,570

	Health Care Distributors - 12.2%
233	Amerisource Bergen Corp.	9,465
392	Cardinal Health, Inc.	17,147
268	McKesson Corp.	22,256
		48,868
	Health Care Equipment - 18.9%
420	Abiomed, Inc. ●	7,300
261	China Medical Technologies, Inc. ADR	3,079
250	Covidien plc	13,928
58	Dexcom, Inc. ●	961
40	DiaSorin S.p.A.	1,953
34	Heartware International, Inc. ●	2,547
130	Hologic, Inc. ●	2,862
364	Medtronic, Inc.	15,193
194	St. Jude Medical, Inc.	10,346
171	Tornier N.V. ●	3,734
4,838	Trauson Holdings Co., Ltd. ●	2,058
297	Volcano Corp. ●	7,921
58	Zimmer Holdings, Inc. ●	3,784
		75,666
	Health Care Facilities - 0.4%
55	HCA Holdings, Inc. ●	1,788

	Health Care Technology - 0.4%
65	Allscripts Healthcare Solutions, Inc. ●	1,399

	Life Sciences Tools & Services - 5.7%
112	Agilent Technologies, Inc. ●	5,575
97	Life Technologies Corp. ●	5,343
88	PAREXEL International Corp. ●	2,454
16	PerkinElmer, Inc.	444
153	Thermo Fisher Scientific, Inc. ●	9,149
		22,965
	Managed Health Care - 13.4%
222	Aetna, Inc.	9,186
190	CIGNA Corp.	8,888
522	UnitedHealth Group, Inc.	25,715
115	Wellcare Health Plans, Inc. ●	5,034
61	Wellpoint, Inc.	4,682
		53,505
	Pharmaceuticals - 29.0%
18	Alk-Abello A/S	1,085
102	Almirall S.A.	1,165
55	AstraZeneca plc ADR	2,761
93	Auxilium Pharmaceuticals, Inc. ●	2,265
257	Bristol-Myers Squibb Co.	7,227
368	Daiichi Sankyo Co., Ltd.	7,221
54	Dr. Reddy's Laboratories Ltd. ADR	2,103
178	Eisai Co., Ltd.	6,458
970	Elan Corp. plc ADR ●	7,857
68	Eli Lilly & Co.	2,528
348	Forest Laboratories, Inc. ●	11,526
317	Medicines Co. ●	4,975
353	Merck & Co., Inc.	12,698
98	Mylan, Inc. ●	2,450
19	Ono Pharmaceutical Co., Ltd.	975
144	Optimer Pharmaceuticals, Inc. ●	1,821
425	Pfizer, Inc.	8,904
495	Shionogi & Co., Ltd.	8,026
51	Simcere Pharmaceutical Group ●	650
251	Teva Pharmaceutical Industries Ltd. ADR	11,480
91	UCB S.A.	4,378
105	Watson Pharmaceuticals, Inc. ●	6,512
91	Xenoport, Inc. ●	741
		115,806
	Total common stocks
	(cost $329,005)	$400,601

	Total long-term investments
	(cost $329,005)	$400,601

SHORT-TERM INVESTMENTS - 0.0%
	Repurchase Agreements - 0.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $9,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $9)
$9	0.04%, 4/29/2011	$9

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Health Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.0% - (continued)
	Repurchase Agreements - 0.0% - (continued)
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $19, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $20)
$19	0.05%, 4/29/2011		$19
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $20,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $20)
20	0.04%, 4/29/2011		20
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $-)
–	0.02%, 4/29/2011		–
			48
	Total short-term investments
	(cost $48)		$48

	Total investments
	(cost $329,053) ▲	100.2%	$400,649
	Other assets and liabilities	(0.2)%	(660)
	Total net assets	100.0%	$399,989

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.0% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $338,712 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$85,590
Unrealized Depreciation	(23,653)
Net Unrealized Appreciation	$61,937

●	Currently non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	Westpac International	Sell	$400	$400	05/04/2011	$–
Japanese Yen	JP Morgan Securities	Sell	10,839	10,774	08/05/2011	(65)
						$(65)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

6

The Hartford Global Health Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$400,601	$367,282	$33,319	$–
Short-Term Investments	48	–	48	–
Total	$400,649	$367,282	$33,367	$–
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts *	65	–	65	–
Total	$65	$–	$65	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Health Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $329,053)	$400,649
Cash	—
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	10,674
Fund shares sold	501
Dividends and interest	531
Other assets	95
Total assets	412,450
Liabilities:
Unrealized depreciation on foreign currency contracts	65
Payables:
Investment securities purchased	11,643
Fund shares redeemed	547
Investment management fees	49
Administrative fees	—
Distribution fees	23
Accrued expenses	134
Total liabilities	12,461
Net assets	$399,989
Summary of Net Assets:
Capital stock and paid-in-capital	$441,567
Accumulated undistributed net investment income	610
Accumulated net realized loss on investments and foreign currency transactions	(113,732)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	71,544
Net assets	$399,989

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.11/$19.16
Shares outstanding	14,480
Net assets	$262,180
Class B: Net asset value per share	$16.40
Shares outstanding	1,379
Net assets	$22,607
Class C: Net asset value per share	$16.45
Shares outstanding	4,638
Net assets	$76,280
Class I: Net asset value per share	$18.41
Shares outstanding	1,139
Net assets	$20,971
Class R3: Net asset value per share	$18.75
Shares outstanding	265
Net assets	$4,976
Class R4: Net asset value per share	$19.08
Shares outstanding	459
Net assets	$8,756
Class R5: Net asset value per share	$19.35
Shares outstanding	71
Net assets	$1,367
Class Y: Net asset value per share	$19.41
Shares outstanding	147
Net assets	$2,852

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Health Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,330
Interest	2
Less: Foreign tax withheld	(37)
Total investment income	2,295

Expenses:
Investment management fees	1,668
Administrative services fees	11
Transfer agent fees	452
Distribution fees
Class A	306
Class B	110
Class C	355
Class R3	10
Class R4	10
Custodian fees	5
Accounting services fees	26
Registration and filing fees	59
Board of Directors' fees	4
Audit fees	6
Other expenses	55
Total expenses (before waivers and fees paid indirectly)	3,077
Expense waivers	(3)
Transfer agent fee waivers	(12)
Commission recapture	—
Total waivers and fees paid indirectly	(15)
Total expenses, net	3,062
Net Investment Loss	(767)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	11,150
Net realized loss on foreign currency contracts	(1,100)
Net realized loss on other foreign currency transactions	(32)
Net Realized Gain on Investments and Foreign Currency Transactions	10,018
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	55,249
Net unrealized appreciation of foreign currency contracts	1,313
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(4)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	56,558
Net Gain on Investments and Foreign Currency Transactions	66,576
Net Increase in Net Assets Resulting from Operations	$65,809

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Health Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(767)	$(801)
Net realized gain on investments and foreign currency transactions	10,018	12,126
Net unrealized appreciation of investments and foreign currency transactions	56,558	45,018
Net Increase In Net Assets Resulting From Operations	65,809	56,343
Capital Share Transactions:
Class A	(18,143)	(34,328)
Class B	(4,201)	(13,441)
Class C	(7,220)	(14,218)
Class I	3,649	(4,108)
Class R3	718	1,954
Class R4	(630)	752
Class R5	(878)	228
Class Y	104	157
Net decrease from capital share transactions	(26,601)	(63,004)
Proceeds from regulatory settlements	—	33
Net Increase (Decrease) In Net Assets	39,208	(6,628)
Net Assets:
Beginning of period	360,781	367,409
End of period	$399,989	$360,781
Accumulated undistributed (distribution in excess of) net investment income (loss)	$610	$1,377

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Health Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Health Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

11

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

12

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

13

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the

14

customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Derivative Instruments as of April 30, 2011:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$65	$—	$—	$—	$—	$65
Total	$—	$65	$—	$—	$—	$—	$65

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

15

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(1,100)	$—	$—	$—	$—	$(1,100)
Total	$—	$(1,100)	$—	$—	$—	$—	$(1,100)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1,313	$—	$—	$—	$—	$1,313
Total	$—	$1,313	$—	$—	$—	$—	$1,313

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:
a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

16

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Long-Term Capital Gains *	$—	$30,076

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(114,092)
Unrealized Appreciation †	6,705
Total Accumulated Deficit	$(107,387)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$2,175
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(10)
Capital Stock and Paid-In-Capital	(2,165)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$114,092
Total	$114,092

As of October 31, 2010, the Fund utilized $4,622 of prior year capital loss carryforwards.

17

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a

18

portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.49%
Class B Shares	2.28
Class C Shares	2.19
Class I Shares	1.21
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	0.99

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $105 and contingent deferred sales charges of $26 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion

19

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate
	for SEC Settlement for the Year	Total Return Excluding Payment
	Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	6
Class Y	6

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$104,631
Sales Proceeds Excluding U.S. Government Obligations	131,522

20

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,853	—	(2,945)	—	(1,092)	2,469	—	(4,848)	—	(2,379)
Amount	$29,590	$—	$(47,733)	$—	$(18,143)	$36,995	$—	$(71,323)	$—	$(34,328)
Class B
Shares	11	—	(297)	—	(286)	34	—	(1,020)	—	(986)
Amount	$159	$—	$(4,360)	$—	$(4,201)	$472	$—	$(13,913)	$—	$(13,441)
Class C
Shares	132	—	(626)	—	(494)	569	—	(1,642)	—	(1,073)
Amount	$1,965	$—	$(9,185)	$—	$(7,220)	$7,852	$—	$(22,070)	$—	$(14,218)
Class I
Shares	442	—	(221)	—	221	385	—	(671)	—	(286)
Amount	$7,267	$—	$(3,618)	$—	$3,649	$5,815	$—	$(9,923)	$—	$(4,108)
Class R3
Shares	90	—	(50)	—	40	197	—	(70)	—	127
Amount	$1,538	$—	$(820)	$—	$718	$3,019	$—	$(1,065)	$—	$1,954
Class R4
Shares	53	—	(90)	—	(37)	172	—	(123)	—	49
Amount	$907	$—	$(1,537)	$—	$(630)	$2,692	$—	$(1,940)	$—	$752
Class R5
Shares	13	—	(59)	—	(46)	54	—	(39)	—	15
Amount	$228	$—	$(1,106)	$—	$(878)	$864	$—	$(636)	$—	$228
Class Y
Shares	23	—	(17)	—	6	36	—	(25)	—	11
Amount	$400	$—	$(296)	$—	$104	$569	$—	$(412)	$—	$157
Total
Shares	2,617	—	(4,305)	—	(1,688)	3,916	—	(8,438)	—	(4,522)
Amount	$42,054	$—	$(68,655)	$—	$(26,601)	$58,278	$—	$(121,282)	$—	$(63,004)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	60	$990
For the Year Ended October 31, 2010	385	$5,797

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $33, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities

21

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Effective August 5, 2011, the name of the Fund will be changed to “The Hartford Healthcare Fund.”

22

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23

The Hartford Global Health Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$15.21	$(0.02)	$–	$2.92	$2.90	$–	$–	$–	$–	$2.90	$18.11
B	13.83	(0.08)	–	2.65	2.57	–	–	–	–	2.57	16.40
C	13.86	(0.07)	–	2.66	2.59	–	–	–	–	2.59	16.45
I	15.44	–	–	2.97	2.97	–	–	–	–	2.97	18.41
R3	15.76	(0.03)	–	3.02	2.99	–	–	–	–	2.99	18.75
R4	16.01	(0.01)	–	3.08	3.07	–	–	–	–	3.07	19.08
R5	16.21	0.02	–	3.12	3.14	–	–	–	–	3.14	19.35
Y	16.26	0.02	–	3.13	3.15	–	–	–	–	3.15	19.41

For the Year Ended October 31, 2010
A	13.07	–	–	2.14	2.14	–	–	–	–	2.14	15.21
B	11.98	(0.14)	–	1.99	1.85	–	–	–	–	1.85	13.83
C	11.99	(0.11)	–	1.98	1.87	–	–	–	–	1.87	13.86
I	13.23	0.04	–	2.17	2.21	–	–	–	–	2.21	15.44
R3	13.57	(0.02)	–	2.21	2.19	–	–	–	–	2.19	15.76
R4	13.74	0.02	–	2.25	2.27	–	–	–	–	2.27	16.01
R5	13.87	0.06	–	2.28	2.34	–	–	–	–	2.34	16.21
Y	13.90	0.08	–	2.28	2.36	–	–	–	–	2.36	16.26

For the Year Ended October 31, 2009 (E)
A	12.69	(0.02)	–	1.01	0.99	–	(0.61)	–	(0.61)	0.38	13.07
B	11.74	(0.08)	–	0.93	0.85	–	(0.61)	–	(0.61)	0.24	11.98
C	11.78	(0.10)	–	0.92	0.82	–	(0.61)	–	(0.61)	0.21	11.99
I	12.81	0.01	–	1.02	1.03	–	(0.61)	–	(0.61)	0.42	13.23
R3	13.19	(0.05)	–	1.04	0.99	–	(0.61)	–	(0.61)	0.38	13.57
R4	13.29	–	–	1.06	1.06	–	(0.61)	–	(0.61)	0.45	13.74
R5	13.38	0.03	–	1.07	1.10	–	(0.61)	–	(0.61)	0.49	13.87
Y	13.40	0.01	–	1.10	1.11	–	(0.61)	–	(0.61)	0.50	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	–	(4.83)	(4.86)	–	(1.30)	–	(1.30)	(6.16)	12.69
B	17.67	(0.18)	–	(4.45)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.74
C	17.71	(0.14)	–	(4.49)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.78
I	18.96	0.01	–	(4.86)	(4.85)	–	(1.30)	–	(1.30)	(6.15)	12.81
R3	19.59	(0.03)	–	(5.07)	(5.10)	–	(1.30)	–	(1.30)	(6.40)	13.19
R4	19.66	–	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	(6.37)	13.29
R5	19.70	0.03	–	(5.05)	(5.02)	–	(1.30)	–	(1.30)	(6.32)	13.38
Y	19.74	0.05	–	(5.09)	(5.04)	–	(1.30)	–	(1.30)	(6.34)	13.40

For the Year Ended October 31, 2007
A	17.84	(0.04)	–	1.73	1.69	–	(0.68)	–	(0.68)	1.01	18.85
B	16.92	(0.20)	–	1.63	1.43	–	(0.68)	–	(0.68)	0.75	17.67
C	16.93	(0.15)	–	1.61	1.46	–	(0.68)	–	(0.68)	0.78	17.71
I	17.86	0.01	–	1.77	1.78	–	(0.68)	–	(0.68)	1.10	18.96
R3(I)	18.27	(0.02)	–	1.34	1.32	–	–	–	–	1.32	19.59
R4(I)	18.27	–	–	1.39	1.39	–	–	–	–	1.39	19.66
R5(I)	18.27	–	–	1.43	1.43	–	–	–	–	1.43	19.70
Y	18.57	0.04	–	1.81	1.85	–	(0.68)	–	(0.68)	1.17	19.74

For the Year Ended October 31, 2006
A	16.50	(0.07)	–	2.41	2.34	–	(1.00)	–	(1.00)	1.34	17.84
B	15.81	(0.20)	–	2.31	2.11	–	(1.00)	–	(1.00)	1.11	16.92
C	15.81	(0.18)	–	2.30	2.12	–	(1.00)	–	(1.00)	1.12	16.93
I(J)	17.34	–	–	0.52	0.52	–	–	–	–	0.52	17.86
Y	17.05	(0.01)	–	2.53	2.52	–	(1.00)	–	(1.00)	1.52	18.57

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

19.07	%(F)	$262,180	1.49	%(G)	1.49	%(G)	1.49	%(G)	(0.26	)%(G)	28%
18.58	(F)	22,607	2.39	(G)	2.28	(G)	2.28	(G)	(1.05	) (G)	–
18.69	(F)	76,280	2.19	(G)	2.19	(G)	2.19	(G)	(0.95	) (G)	–
19.24	(F)	20,971	1.21	(G)	1.21	(G)	1.21	(G)	0.06	(G)	–
18.97	(F)	4,976	1.71	(G)	1.65	(G)	1.65	(G)	(0.40	) (G)	–
19.18	(F)	8,756	1.39	(G)	1.35	(G)	1.35	(G)	(0.11	) (G)	–
19.37	(F)	1,367	1.09	(G)	1.05	(G)	1.05	(G)	0.21	(G)	–
19.37	(F)	2,852	0.99	(G)	0.99	(G)	0.99	(G)	0.25	(G)	–

16.37		236,781	1.49		1.49		1.49		(0.03)		36
15.44		23,023	2.39		2.28		2.28		(0.84)		–
15.60		71,124	2.18		2.18		2.18		(0.72)		–
16.70		14,176	1.22		1.22		1.22		0.24		–
16.14		3,549	1.70		1.70		1.70		(0.17)		–
16.52		7,939	1.37		1.37		1.37		0.11		–
16.87		1,895	1.08		1.08		1.08		0.38		–
16.98		2,294	0.97		0.97		0.97		0.50		–

8.48		234,603	1.58		1.55		1.55		(0.18)		80
7.95		31,746	2.54		2.11		2.11		(0.75)		–
7.66		74,424	2.28		2.28		2.28		(0.91)		–
8.73		15,934	1.27		1.27		1.27		0.04		–
8.15		1,330	1.79		1.79		1.79		(0.36)		–
8.64		6,147	1.40		1.40		1.40		0.00		–
8.89		1,412	1.11		1.11		1.11		0.27		–
8.95		1,813	0.99		0.99		0.99		0.11		–

(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		2.24		(1.02)		–
(28.10)		93,208	2.15		2.15		2.15		(0.92)		–
(27.36)		43,036	1.11		1.11		1.11		0.10		–
(27.78)		503	1.91		1.85		1.85		(0.67)		–
(27.52)		3,921	1.35		1.35		1.35		(0.02)		–
(27.18)		1,449	1.05		1.05		1.05		0.27		–
(27.23)		155,104	0.95		0.95		0.95		0.28		–

9.96	(H)	509,341	1.41		1.41		1.41		(0.25)		41
8.92	(H)	82,932	2.30		2.29		2.29		(1.15)		–
9.11	(H)	137,101	2.15		2.15		2.15		(0.99)		–
10.48	(H)	15,017	1.07		1.07		1.07		0.08		–
7.22	(F)	112	1.75	(G)	1.75	(G)	1.75	(G)	(0.50	) (G)	–
7.61	(F)	494	1.41	(G)	1.41	(G)	1.41	(G)	–	(G)	–
7.83	(F)	434	1.14	(G)	1.14	(G)	1.14	(G)	–	(G)	–
10.45	(H)	213,110	0.95		0.95		0.95		0.20		–

14.96		370,285	1.61		1.60		1.60		(0.53)		30
14.10		80,574	2.45		2.32		2.32		(1.27)		–
14.17		97,956	2.31		2.31		2.31		(1.25)		–
3.00	(F)	785	1.26	(G)	1.15	(G)	1.15	(G)	(0.20	) (G)	–
15.56		192,814	1.08		1.08		1.08		(0.03)		–

25

The Hartford Global Health Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

26

The Hartford Global Health Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Global Health Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Global Health Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,190.66	$8.10	$1,000.00	$1,017.40	$7.46	1.49%	181	365
Class B	$1,000.00	$1,185.83	$12.38	$1,000.00	$1,013.47	$11.40	2.28	181	365
Class C	$1,000.00	$1,186.87	$11.87	$1,000.00	$1,013.94	$10.93	2.19	181	365
Class I	$1,000.00	$1,192.36	$6.58	$1,000.00	$1,018.80	$6.06	1.21	181	365
Class R3	$1,000.00	$1,189.72	$8.96	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,191.76	$7.34	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R5	$1,000.00	$1,193.71	$5.70	$1,000.00	$1,019.60	$5.24	1.05	181	365
Class Y	$1,000.00	$1,193.73	$5.36	$1,000.00	$1,019.90	$4.94	0.99	181	365

30

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GH11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Global Real Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Global Real Asset Fund

Manager Discussion (Unaudited)	2
Financial Statements
Consolidated Schedule of Investments at April 30, 2011 (Unaudited)	5
Consolidated Investment Valuation Hierarchy Level Summary at April 30, 2011 (Unaudited)	10
Consolidated Statement of Assets and Liabilities at April 30, 2011 (Unaudited)	11
Consolidated Statement of Operations for the Six-Month Period Ended April 30, 2011 (Unaudited)	12
Consolidated Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2011 (Unaudited) and for the Period May 28, 2010 (commencement of operations) through October 31, 2010	13
Notes to Consolidated Financial Statements (Unaudited)	14
Consolidated Financial Highlights (Unaudited)	28
Directors and Officers (Unaudited)	30
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	32
Quarterly Portfolio Holdings Information (Unaudited)	32
Expense Example (Unaudited)	33

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Real Asset Fund inception 05/28/2010 (subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/11)

		Since
	6 Month†	Inception
Global Real Asset A#	14.89%	27.07%
Global Real Asset A##		20.08%
Global Real Asset C#	14.58%	26.27%
Global Real Asset C##		25.27%
Global Real Asset I#	15.04%	27.35%
Global Real Asset R3#	14.79%	26.73%
Global Real Asset R4#	14.95%	27.13%
Global Real Asset R5#	15.11%	27.43%
Global Real Asset Y#	15.14%	27.46%
Barclays Capital U.S. TIPS 1-10 Year Index	2.93%	7.89%
Global Real Asset Fund Blended Index	15.37%	30.63%
MSCI All Country World Energy Index	28.46%	45.12%
MSCI All Country World Metals and Mining Index	14.26%	38.32%
S&P Goldman Sachs Commodity Index	28.82%	43.63%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investments in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10  years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI All Country World Energy Index (33%), MSCI All Country World Metals and Mining Industry Index (16.5%), MSCI All Country World Agriculture/Chemicals, and Forest, Paper and Products (5.5%), Barclays Capital U.S. TIPS 1-10 Year (35%), and S&P Goldman Sachs Commodity Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals and Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

 You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay Thrift Politi
Senior Vice President	Director	Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned 14.89%, before sales charge, for the six-month period ended April 30, 2011, underperforming the Fund’s custom benchmark, 33% MSCI All Country World Energy (Sources and Equipment and Services) Index, 16.5% MSCI All Country World Metals and Mining Index, 5.5% MSCI All Country World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays Capital U.S. TIPS 1–10 Year Index, and 10% S&P Goldman Sachs Commodity Index, which returned 15.37% as well as the MSCI All Country World Energy Index, which returned 28.46% and the S&P Goldman Sachs Commodity Index, which returned 28.82%for the same period. The Fund outperformed the 2.93% return of the Barclays Capital U.S. TIPS 1-10 Year Index, the 14.26% return of the All Country World Metals and Mining Index, and the 8.27% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the US.

Why did the Fund perform this way?

Global equities were volatile over the six-month period ended April 30, 2011, ending the period higher. Generally strong economic data and robust earnings reports were sufficient to offset concerns over the aftermath of the Japanese earthquake and tsunami. Equities ended the period up 15%, as measured by the MSCI World Index.

Natural resource equities (+23% as defined by the equity components of the Fund’s benchmark) outperformed broader equity markets. Energy-related stocks led the rise. Mass protests across the Middle East and North Africa (MENA) region forced out political leaders in Tunisia and Egypt and civil unrest broke out in Libya, casting doubt on the availability of oil supplies and putting upward pressure on oil prices. Diversified mining and agriculture stocks also gained, benefiting from higher commodity prices.

Intermediate U.S. TIPS returned +3% over the period, as measured by the Barclays Capital U.S. TIPS 1-10 Year Index. The U.S. Federal Reserve maintained its accommodative stance, holding its key interest rate in the 0% to 0.25% range, while continuing on course with its $600 billion bond-buying program. In response to expectations of a near-term rise in CPI, short-dated TIPS real yields (nominal yields minus expected inflation) declined, leading to positive total returns as interest rates and bond prices are inversely correlated.

Commodities returned +29% during the period as represented by the S&P Goldman Sachs Commodity Index. All four commodity sectors recorded double digit positive returns during the period. Energy commodities gained sharply as the global economic recovery boosted demand while the oil supply picture was clouded by turmoil in the MENA region. The possibility of additional demand as Japan seeks to replace lost nuclear power generation capacity also supported energy prices. Precious metals commodities posted gains as silver rose nearly 100% during the period. In industrial metals, continued tight supplies contributed to strong gains in nickel, aluminum, and copper. Agriculture and livestock commodities rose, led by cotton and coffee, as tight supply conditions, exacerbated by weather disruptions and strong demand, pushed prices higher.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund underperformed its benchmark during the period due to weak security selection within the underlying equity, fixed income, and commodities portions of the Fund. This offset the positive relative impact of the Fund’s allocation among the asset classes during the period; favoring natural resource equities and diversified commodities over fixed income aided relative performance.

Top detractors from relative performance in the natural resource equities portion of the Fund during the period were Anglo American Platinum, Sumitomo Metal Industries, and Kinross Gold. Anglo American Platinum’s shares languished; platinum prices rose less than most other commodities and first quarter 2011 production was weaker than expected due to disruptions and weather related issues. Shares of Sumitomo Metal Industries, a Japan-based manufacturer of steel plates and pipe products, fell after Japan’s March earthquake damaged some plants and crimped demand for its products. Investor sentiment around Kinross Gold – a senior gold producer with assets in the United States, Africa, South America and Russia – was hurt by concerns about the price paid for its recent acquisition of Red Back mining and the lack of definition around the size of deposits.

Stocks that contributed most to relative performance in the natural resource equities portion of the Fund were CONSOL Energy, Chesapeake Energy, and First Quantum Mining. Coal and natural gas producer CONSOL Energy’s shares rose as coal prices moved higher due to weather-induced supply cutbacks and strong international demand. Shares of Chesapeake Energy, a North American natural gas and oil production company, rose

3

after fourth quarter results came in ahead of consensus and management highlighted that their investments are outperforming expectations. Shares of copper and gold mining company First Quantum Mining rose during the period in tandem with the price of copper.

The fixed income portion of the Fund modestly underperformed its benchmark during the period, driven primarily by yield curve effects in November and March. In the beginning of the period, the fund was overweight (i.e. the Fund’s sector position was more than the benchmark) longer maturity TIPS based on the belief that the market’s 5-year and 10-year inflation expectations were too low. In November real yields rose and this positioning detracted from benchmark-relative performance, as long-dated bonds typically underperform shorter-dated bonds when rates rise. In early 2011 we positioned the sub-portfolio with an overweight to shorter maturity TIPS because we expected rising commodity prices to push inflation higher over the short-term. While our thesis played out favorably and our positioning was additive from a security selection perspective, from a yield curve perspective it detracted from relative returns as rates fell.

The commodities sub-portfolio also underperformed its benchmark, primarily due to maintaining a small average underweight (i.e. the Fund’s sector position was less than the benchmark) to the strong-performing energy sector. A small overweight allocation to gold, which rose less than the broader commodities market, also detracted from relative returns. Exposure to commodities is gained through derivatives, particularly total return swaps.

What is the outlook?

We view our positioning in The Fund as having two components: intermediate-term views (2-3 year horizon) and tactical changes around those positions (typically a 6-12 month horizon). Our intermediate positions target areas where we see attractive valuations, tight supply conditions, improving demand, and supportive business-cycle conditions. Short-term shifts typically reflect contrarian movements toward areas we favor that recently have underperformed.

Given this outlook, we retain a moderate pro-cyclical posture, ending the period overweight both the natural resource equities and commodities asset classes and underweight fixed income. We continue to favor natural resource equities over the intermediate term as high commodity prices, a continued economic expansion, and accommodative monetary policy appear to remain supportive of continued inflationary pressures.

The Fund ended the period with a modest overweight to commodities. Looking ahead, sustained easy money in the developed world ultimately will likely put pressure on the dollar and increase the risk of meaningfully higher levels of inflation, creating an environment that historically has been favorable to gold. We expect to continue to modify our positions in commodities opportunistically. At the end of the period, the Fund had exposure to precious metals through the natural resource equities and commodity sub-portfolios.

The Fund ended the period underweight TIPS. Declining real yields and rising inflation expectations make the asset class unattractive, in our view. We expect unemployment to remain high, keeping the Fed on hold and rates low, particularly at the short end of the curve. At period end we favored 2-year TIPS, reflecting the favorable income accrual we believe these securities exhibit relative to other parts of the TIPS curve.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Aluminum	1.2%
Coal & Consumable Fuels	3.0
Construction Materials	0.9
Diversified Chemicals	0.8
Diversified Metals & Mining	10.3
Gas Utilities	0.4
Gold	3.3
Industrial Conglomerates	0.9
Integrated Oil & Gas	16.7
Oil & Gas Drilling	0.7
Oil & Gas Equipment & Services	0.6
Oil & Gas Exploration & Production	10.4
Oil & Gas Refining & Marketing	2.1
Other Investment Pools and Funds	0.5
Precious Metals & Minerals	1.4
Steel	2.8
U.S. Treasury Notes	22.5
Short-Term Investments	22.1
Other Assets and Liabilities	(0.6)
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Australia	1.9%
Brazil	3.4
Canada	10.6
Hong Kong	2.1
India	1.9
Indonesia	0.9
Ireland	0.9
Italy	2.3
Japan	1.6
Norway	1.7
Papua New Guinea	0.8
Peru	0.8
Russia	1.8
South Africa	3.3
United Kingdom	9.5
United States	35.0
Short-Term Investments	22.1
Other Assets and Liabilities	(0.6)
Total	100.0%

4

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 54.9%
	Aluminum - 1.2%
2,019	Alumina Ltd.	$5,058

	Coal & Consumable Fuels - 3.0%
91	Cameco Corp.	2,688
116	Consol Energy, Inc.	6,285
9,100	PT Bumi Resources Tbk	3,657
		12,630
	Construction Materials - 0.9%
154	CRH plc	3,804

	Diversified Chemicals - 0.8%
634	Sumitomo Chemical Co., Ltd. ☼	3,372

	Diversified Metals & Mining - 9.7%
153	Anglo American plc	8,037
55	BHP Billiton plc	2,323
40	First Quantum Minerals Ltd.	5,722
175	Kazakmys plc	4,061
464	Lundin Mining Corp. ●	4,544
2,788	Mongolian Mining Corp. ●	3,273
82	Teck Cominco Ltd. Class B	4,430
213	Vedanta Resources plc	8,330
		40,720
	Gas Utilities - 0.4%
466	ENN Energy Holdings Ltd.	1,605

	Gold - 3.3%
50	AngloGold Ltd. ADR	2,567
83	Compania De Minas Buenaventur ADR	3,438
122	Gold Fields Ltd. ☼	2,177
368	Kinross Gold Corp.	5,832
		14,014
	Industrial Conglomerates - 0.9%
701	Beijing Enterprises Holdings Ltd.	3,734

	Integrated Oil & Gas - 16.7%
381	BG Group plc	9,816
162	BP plc ADR	7,477
179	Eni S.p.A. ADR	9,612
59	Exxon Mobil Corp.	5,210
120	Imperial Oil Ltd.	6,322
307	OAO Gazprom Class S ADR	5,174
246	OAO Rosneft Oil Co. GDR §	2,199
231	Petroleo Brasileiro S.A. ADR	8,638
57	Sasol Ltd. ADR	3,278
239	Statoilhydro ASA ADR	6,996
118	Suncor Energy, Inc.	5,439
		70,161
	Oil & Gas Drilling - 0.7%
42	Transocean, Inc. ●	3,056

	Oil & Gas Equipment & Services - 0.6%
43	Tidewater, Inc.	2,547

	Oil & Gas Exploration & Production - 10.4%
141	Canadian Natural Resources Ltd.	6,614
209	Chesapeake Energy Corp.	7,027
101	EnCana Corp.	3,377
82	EOG Resources, Inc.	9,202
444	Oil Search Ltd.	3,437
32	Pioneer Natural Resources Co.	3,292
130	Southwestern Energy Co. ●	5,682
97	Ultra Petroleum Corp. ●	4,916
		43,547
	Oil & Gas Refining & Marketing - 2.1%
127	Reliance Industries Ltd. GDR ■	5,634
109	Tesoro Corp. ●	2,945
		8,579
	Precious Metals & Minerals - 1.4%
55	Anglo American Platinum Co., Ltd. ☼	5,641

	Steel - 2.8%
426	Fortescue Metals Group Ltd.	2,885
1,543	Sumitomo Metal Industries ☼	3,264
183	Vale S.A.	5,481
		11,630
	Total common stocks
	(cost $216,151)	$230,098

WARRANTS - 0.6%
	Diversified Metals & Mining - 0.6%
426	NMDC Ltd. ⌂	$2,629

	Total warrants
	(cost $2,588)	$2,629

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools and Funds - 0.5%
38	Market Vectors Gold Miners	2,331

	Total exchange traded funds
	(cost $2,184)	$2,331

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 22.5%
	U.S. Treasury Securities - 22.5%
	U.S. Treasury Notes - 22.5%
$10,290	0.50%, 04/15/2015 ƒ		$11,100
7,775	0.63%, 04/15/2013 ƒ		8,560
3,000	1.13%, 01/15/2021 ƒ		3,148
7,150	1.25%, 04/15/2014 - 07/15/2020 ƒ		7,929
1,125	1.38%, 07/15/2018 ƒ		1,252
5,450	1.38%, 01/15/2020 ƒ		5,972
6,225	1.63%, 01/15/2015 - 01/15/2018 ƒ		7,652
3,550	1.88%, 07/15/2019 ƒ		4,115
5,854	1.88%, 07/15/2013 - 07/15/2015 ƒ		7,636
13,650	2.00%, 04/15/2012 - 01/15/2016 ƒ		17,036
9,050	2.13%, 01/15/2019 ƒ		10,600
5,000	2.38%, 01/15/2017 ƒ‡		6,300
1,075	2.63%, 07/15/2017 ƒ		1,343
1,575	3.63%, 02/15/2021 ╦		1,618
			94,261
	Total U.S. government securities
	(cost $92,247)		$94,261

	Total long-term investments
	(cost $313,170)		$329,319

SHORT-TERM INVESTMENTS - 22.1%
	Repurchase Agreements - 22.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $16,500,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $16,830)
$16,500	0.04%, 4/29/2011		$16,500
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $37,162, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $37,905)
37,162	0.05%, 4/29/2011		37,162
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $38,566,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $39,337)
38,566	0.04%, 4/29/2011		38,566
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $229, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $233)
228	0.02%, 4/29/2011		228
			92,456
	Total short-term investments
	(cost $92,456)		$92,456

	Total investments
	(cost $405,626) ▲	100.6%	$421,775
	Other assets and liabilities	(0.6)%	(2,655)
	Total net assets	100.0%	$419,120

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 43.8% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of April 30, 2011, the Fund invested 11.1% of its total net assets in the Subsidiary.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $405,676 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,348
Unrealized Depreciation	(2,249)
Net Unrealized Appreciation	$16,099

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $5,634, which represents 1.34% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $2,199, which represents 0.52% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $1,017.

ƒ
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2010 - 04/2011	426	NMDC Ltd. Warrants	$2,588

The aggregate value of these securities at April 30, 2011, was $2,629, which represents 0.63% of total net assets.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Futures Contracts Outstanding at April 30, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Brent Crude Commodity	7	Long	05/16/2011	$881	$855	$26
Copper Commodity	13	Long	07/27/2011	1,358	1,422	(64)
Corn Commodity	20	Long	12/14/2011	669	659	10
Gold 100oz Commodity	15	Long	08/29/2011	2,337	2,261	76
Gold 100oz Commodity	9	Long	06/28/2011	1,401	1,336	65
Live Cattle Commodity	7	Long	06/30/2011	317	324	(7)
LME Prime Aluminum Commodity	2	Short	06/13/2011	138	132	(6)
LME Prime Aluminum Commodity	5	Long	05/16/2011	345	320	25
LME Prime Aluminum Commodity	5	Short	05/16/2011	345	329	(16)
LME Prime Aluminum Commodity	8	Long	06/13/2011	552	534	18
Soybean Commodity	6	Long	07/14/2011	418	405	13
Wheat Commodity	9	Long	07/14/2011	361	358	3
WTI Crude Commodity	10	Long	05/20/2011	1,139	1,087	52
						$195

•	The number of contracts does not omit 000's.

Cash of $840 was pledged as initial margin deposit for open futures contracts at April 30, 2011.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Banc of America Securities	Buy	$833	$831	05/04/2011	$2
Australian Dollar	Deutsche Bank Securities	Buy	417	415	05/03/2011	2
Australian Dollar	JP Morgan Securities	Buy	1,066	1,052	05/02/2011	14
British Pound	JP Morgan Securities	Sell	470	468	05/04/2011	(2)
British Pound	Morgan Stanley	Buy	340	339	05/05/2011	1
British Pound	UBS AG	Buy	664	656	05/03/2011	8
Canadian Dollar	Banc of America Securities	Buy	255	256	05/04/2011	(1)
Canadian Dollar	Brown Brothers Harriman	Buy	269	268	05/03/2011	1
Canadian Dollar	State Street Global Markets LLC	Buy	360	358	05/02/2011	2
Euro	State Street Global Markets LLC	Buy	101	100	05/03/2011	1
Euro	State Street Global Markets LLC	Buy	56	55	05/04/2011	1
Euro	State Street Global Markets LLC	Buy	43	43	05/05/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	102	102	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	122	122	05/04/2011	–
Japanese Yen	RBS Securities	Buy	144	142	05/06/2011	2
Japanese Yen	RBS Securities	Buy	95	94	05/09/2011	1
South African Rand	CS First Boston	Buy	160	154	05/03/2011	6
South African Rand	Deutsche Bank Securities	Buy	79	79	05/09/2011	–
South African Rand	JP Morgan Securities	Buy	199	197	05/06/2011	2
South African Rand	Morgan Stanley	Buy	167	164	05/05/2011	3
South African Rand	UBS AG	Buy	173	169	05/04/2011	4
						$47

The accompanying notes are an integral part of these financial statements.

8

Total Return Swap Contracts Outstanding at April 30, 2011

Reference Entity	Counterparty	Notional Amount	Payments received (paid) by Fund	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/ (Depreciation)
S&P GSCI Agriculture	Morgan Stanley	$143	(0.22)% Fixed	07/29/11	$–	$(1)	$(1)
S&P GSCI Agriculture	Morgan Stanley	1,075	(0.22)% Fixed	08/31/11	–	(9)	(9)
S&P GSCI Agriculture	Morgan Stanley	450	(0.22)% Fixed	10/31/11	–	(4)	(4)
S&P GSCI Agriculture	Morgan Stanley	885	(0.22)% Fixed	11/30/11	–	(7)	(7)
S&P GSCI Agriculture	Morgan Stanley	307	(0.22)% Fixed	12/30/11	–	(3)	(3)
S&P GSCI Agriculture	Morgan Stanley	305	(0.22)% Fixed	01/31/12	–	(3)	(3)
S&P GSCI Agriculture	Morgan Stanley	1,045	(0.22)% Fixed	02/29/12	–	(9)	(9)
S&P GSCI Agriculture	Morgan Stanley	2,284	(0.22)% Fixed	03/30/12	–	(52)	(52)
S&P GSCI Energy	Morgan Stanley	196	(0.15)% Fixed	07/29/11	–	12	12
S&P GSCI Energy	Morgan Stanley	1,203	(0.15)% Fixed	08/31/11	–	73	73
S&P GSCI Energy	Morgan Stanley	214	(0.15)% Fixed	09/30/11	–	13	13
S&P GSCI Energy	Morgan Stanley	207	(0.15)% Fixed	10/31/11	–	13	13
S&P GSCI Energy	Morgan Stanley	1,114	(0.15)% Fixed	11/30/11	–	68	68
S&P GSCI Energy	Morgan Stanley	586	(0.20)% Fixed	11/30/11	–	35	35
S&P GSCI Energy	Morgan Stanley	934	(0.15)% Fixed	12/30/11	–	57	57
S&P GSCI Energy	Morgan Stanley	863	(0.15)% Fixed	01/31/12	–	53	53
S&P GSCI Energy	Morgan Stanley	1,441	(0.15)% Fixed	02/29/12	–	88	88
S&P GSCI Energy	Morgan Stanley	2,436	(0.15)% Fixed	03/30/12	–	148	148
S&P GSCI Industrial Metals	Morgan Stanley	370	(0.20)% Fixed	07/29/11	–	1	1
S&P GSCI Industrial Metals	Morgan Stanley	1,113	(0.20)% Fixed	08/31/11	–	3	3
S&P GSCI Industrial Metals	Morgan Stanley	964	(0.20)% Fixed	11/30/11	–	2	2
S&P GSCI Industrial Metals	Morgan Stanley	476	(0.23)% Fixed	11/30/11	–	1	1
S&P GSCI Industrial Metals	Morgan Stanley	789	(0.20)% Fixed	12/30/11	–	2	2
S&P GSCI Industrial Metals	Morgan Stanley	659	(0.20)% Fixed	01/31/12	–	1	1
S&P GSCI Industrial Metals	Morgan Stanley	1,328	(0.20)% Fixed	02/29/12	–	3	3
S&P GSCI Industrial Metals	Morgan Stanley	2,840	(0.20)% Fixed	03/30/12	–	7	7
S&P GSCI Livestock	Morgan Stanley	61	(0.23)% Fixed	07/29/11	–	(4)	(4)
S&P GSCI Livestock	Morgan Stanley	225	(0.23)% Fixed	08/31/11	–	(17)	(17)
S&P GSCI Livestock	Morgan Stanley	98	(0.20)% Fixed	11/30/11	–	(7)	(7)
S&P GSCI Livestock	Morgan Stanley	15	(0.23)% Fixed	11/30/11	–	(16)	(16)
S&P GSCI Livestock	Morgan Stanley	228	(0.23)% Fixed	12/30/11	–	(17)	(17)
S&P GSCI Livestock	Morgan Stanley	258	(0.23)% Fixed	01/31/12	–	(19)	(19)
S&P GSCI Livestock	Morgan Stanley	318	(0.23)% Fixed	02/29/12	–	(23)	(23)
S&P GSCI Livestock	Morgan Stanley	592	(0.23)% Fixed	03/30/12	–	(44)	(44)
S&P GSCI Precious Metals	Morgan Stanley	171	(0.20)% Fixed	07/29/11	–	18	18
S&P GSCI Precious Metals	Morgan Stanley	1,202	(0.20)% Fixed	08/31/11	–	126	126
S&P GSCI Precious Metals	Morgan Stanley	494	(0.20)% Fixed	10/31/11	–	52	52
S&P GSCI Precious Metals	Morgan Stanley	551	(0.15)% Fixed	11/30/11	–	58	58
S&P GSCI Precious Metals	Morgan Stanley	932	(0.20)% Fixed	11/30/11	–	97	97
S&P GSCI Precious Metals	Morgan Stanley	1,148	(0.20)% Fixed	12/30/11	–	120	120
S&P GSCI Precious Metals	Morgan Stanley	1,064	(0.20)% Fixed	01/31/12	–	111	111
S&P GSCI Precious Metals	Morgan Stanley	1,158	(0.20)% Fixed	02/29/12	–	121	121
S&P GSCI Precious Metals	Morgan Stanley	2,833	(0.20)% Fixed	03/30/12	–	297	297
							$1,345

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Aluminum	$5,058	$–	$5,058	$–
Coal & Consumable Fuels	12,630	8,973	3,657	–
Construction Materials	3,804	–	3,804	–
Diversified Chemicals	3,372	–	3,372	–
Diversified Metals & Mining	40,720	14,696	26,024	–
Gas Utilities	1,605	–	1,605	–
Gold	14,014	11,837	2,177	–
Industrial Conglomerates	3,734	–	3,734	–
Integrated Oil & Gas	70,161	60,345	9,816	–
Oil & Gas Drilling	3,056	3,056	–	–
Oil & Gas Equipment & Services	2,547	2,547	–	–
Oil & Gas Exploration & Production	43,547	40,110	3,437	–
Oil & Gas Refining & Marketing	8,579	8,579	–	–
Precious Metals & Minerals	5,641	–	5,641	–
Steel	11,630	5,481	6,149	–
Total	230,098	155,624	74,474	–
Exchange Traded Funds	2,331	2,331	–	–
U.S. Government Securities	94,261	4,766	89,495	–
Warrants	2,629	2,629	–	–
Short-Term Investments	92,456	–	92,456	–
Total	$421,775	$165,350	$256,425	$–
Foreign Currency Contracts*	50	–	50	–
Futures*	288	288	–	–
Total Return Swaps*	1,580	–	1,580	–
Total	$1,918	$288	$1,630	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Futures*	93	93	–	–
Total Return Swaps*	235	–	235	–
Total	$331	$93	$238	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in						Balance
	as of	Realized	Unrealized				Transfers	Transfers	as of
	October	Gain	Appreciation	Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3	Level 3	2011
Assets:
Swaps	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $405,626)	$421,775
Cash	1,865	*,†
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	50
Unrealized appreciation on swap contracts	1,580
Receivables:
Investment securities sold	980
Fund shares sold	16,703
Dividends and interest	626
Variation margin	783
Other assets	174
Total assets	444,536
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Unrealized depreciation on swap contracts	235
Bank overdraft — U.S. Dollars	1,665
Payables:
Investment securities purchased	15,280
Fund shares redeemed	7,470
Investment management fees	59
Administrative fees	—
Distribution fees	15
Variation margin	655
Accrued expenses	28
Other liabilities	6
Total liabilities	25,416
Net assets	$419,120
Summary of Net Assets:
Capital stock and paid-in-capital	$391,342
Accumulated undistributed net investment income	651
Accumulated net realized gain on investments and foreign currency transactions	9,427
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	17,700
Net assets	$419,120
Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.56/$13.29
Shares outstanding	11,174
Net assets	$140,389
Class C: Net asset value per share	$12.50
Shares outstanding	5,816
Net assets	$72,697
Class I: Net asset value per share	$12.58
Shares outstanding	13,435
Net assets	$169,043
Class R3: Net asset value per share	$12.56
Shares outstanding	221
Net assets	$2,779
Class R4: Net asset value per share	$12.58
Shares outstanding	204
Net assets	$2,571
Class R5: Net asset value per share	$12.59
Shares outstanding	202
Net assets	$2,549
Class Y: Net asset value per share	$12.59
Shares outstanding	2,310
Net assets	$29,092

*	Cash of $840 was pledged as initial margin deposit for open futures contracts at April 30, 2011.

†	Cash of $1,025 was received to satisfy collateral requirements for open swap contracts at April 30, 2011.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$813
Interest	889
Less: Foreign tax withheld	(49)
Total investment income	1,653

Expenses:
Investment management fees	998
Administrative services fees	5
Transfer agent fees	92
Distribution fees
Class A	84
Class C	148
Class R3	6
Class R4	3
Custodian fees	9
Accounting services fees	24
Registration and filing fees	69
Board of Directors' fees	1
Audit fees	4
Other expenses	13
Total expenses (before waivers and fees paid indirectly)	1,456
Expense waivers	(519)
Commission recapture	(1)
Total waivers and fees paid indirectly	(520)
Total expenses, net	936
Net Investment Income	717
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,682
Net realized gain on futures	263
Net realized gain on swap contracts	2,499
Net realized gain on foreign currency contracts	205
Net realized loss on other foreign currency transactions	(172)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	9,477
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	13,311
Net unrealized appreciation of futures	195
Net unrealized appreciation of swap contracts	1,137
Net unrealized appreciation of foreign currency contracts	44
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(34)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	14,653
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	24,130
Net Increase in Net Assets Resulting from Operations	$24,847

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month	For the Period
	Period Ended	May 28, 2010*
	April 30, 2011	through
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$717	$22
Net realized gain on investments, other financial instruments and foreign currency transactions	9,477	983
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	14,653	3,047
Net Increase In Net Assets Resulting From Operations	24,847	4,052
Distributions to Shareholders:
From net investment income
Class A	(237)	—
Class C	(63)	—
Class I	(196)	—
Class R3	(6)	—
Class R4	(10)	—
Class R5	(14)	—
Class Y	(108)	—
From net realized gain on investments
Class A	(199)	—
Class C	(78)	—
Class I	(119)	—
Class R3	(14)	—
Class R4	(14)	—
Class R5	(14)	—
Class Y	(75)	—
Total distributions	(1,147)	—
Capital Share Transactions:
Class A	105,671	24,963
Class C	60,472	8,142
Class I	150,005	10,188
Class R3	254	2,000
Class R4	51	2,000
Class R5	28	2,000
Class Y	14,944	10,650
Net increase from capital share transactions	331,425	59,943
Net Increase In Net Assets	355,125	63,995
Net Assets:
Beginning of period	63,995	—
End of period	$419,120	$63,995
Accumulated undistributed (distribution in excess of) net investment income (loss)	$651	$568

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

14

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

15

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

16

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.  Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)
Basis for Consolidation – The Fund may invest up to 25% of its total net assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

17

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government

18

and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

c)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market- linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agree-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swaps as of April 30, 2011.

19

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

d)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$50	$—	$—	$—	$—	$50
Unrealized appreciation on swap contracts	—	—	—	—	1,580	—	1,580
Variation margin receivable *	—	—	—	—	783	—	783
Total	$—	$50	$—	$—	$2,363	$—	$2,413

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Unrealized depreciation on swap contracts	—	—	—	—	235	—	235
Variation margin payable *	—	—	—	—	655	—	655
Total	$—	$3	$—	$—	$890	$—	$893
*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $195 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

20

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures	$(19)	$—	$—	$—	$282	$—	$263
Net realized gain on swap contracts	—	—	—	—	2,499	—	2,499
Net realized gain on foreign currency contracts	—	205	—	—	—	—	205
Total	$(19)	$205	$—	$—	$2,781	$—	$2,967

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) of futures	$—	$—	$—	$—	$195	$—	$195
Net change in unrealized appreciation of swap contracts	—	—	—	—	1,137	—	1,137
Net change in unrealized appreciation of foreign currency contracts	—	44	—	—	—	—	44
Total	$—	$44	$—	$—	$1,332	$—	$1,376

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage- backed securities, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

21

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$1,081
Unrealized Appreciation *	2,997
Total Accumulated Earnings	$4,078

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$546
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(520)
Capital Stock and Paid-In-Capital	(26)

22

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.03%
Class C Shares	1.75
Class I Shares	0.74
Class R3 Shares	1.30
Class R4 Shares	1.00
Class R5 Shares	0.70
Class Y Shares	0.65

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $2,075 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $34. These commissions are in turn paid to sales representatives of the broker/dealers.

24

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	202
Class R4	202
Class R5	202
Class Y	739

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$326,373
Sales Proceeds Excluding U.S. Government Obligations	67,839

25

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the period May 28, 2010 (commencement of operations) through October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Period Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	10,572	33	(1,805)	—	8,800	2,413	—	(39)	—	2,374
Amount	$127,345	$382	$(22,056)	$—	$105,671	$25,372	$—	$(409)	$—	$24,963
Class C
Shares	5,324	10	(303)	—	5,031	789	—	(4)	—	785
Amount	$64,020	$111	$(3,659)	$—	$60,472	$8,189	$—	$(47)	$—	$8,142
Class I
Shares	13,102	20	(665)	—	12,457	988	—	(10)	—	978
Amount	$157,792	$233	$(8,020)	$—	$150,005	$10,296	$—	$(108)	$—	$10,188
Class R3
Shares	20	2	(1)	—	21	200	—	—	—	200
Amount	$239	$20	$(5)	$—	$254	$2,000	$—	$—	$—	$2,000
Class R4
Shares	2	2	—	—	4	200	—	—	—	200
Amount	$27	$24	$—	$—	$51	$2,000	$—	$—	$—	$2,000
Class R5
Shares	—	2	—	—	2	200	—	—	—	200
Amount	$—	$28	$—	$—	$28	$2,000	$—	$—	$—	$2,000
Class Y
Shares	1,646	17	(404)	—	1,259	1,051	—	—	—	1,051
Amount	$19,626	$182	$(4,864)	$—	$14,944	$10,650	$—	$—	$—	$10,650
Total
Shares	30,666	86	(3,178)	—	27,574	5,841	—	(53)	—	5,788
Amount	$369,049	$980	$(38,604)	$—	$331,425	$60,507	$—	$(564)	$—	$59,943

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the

26

alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

27

The Hartford Global Real Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$11.06	$0.04	$–	$1.59	$1.63	$(0.06)	$(0.07)	$–	$(0.13)	$1.50	$12.56
C	11.02	–	–	1.60	1.60	(0.05)	(0.07)	–	(0.12)	1.48	12.50
I	11.07	0.07	–	1.58	1.65	(0.07)	(0.07)	–	(0.14)	1.51	12.58
R3	11.04	0.02	–	1.60	1.62	(0.03)	(0.07)	–	(0.10)	1.52	12.56
R4	11.06	0.03	–	1.61	1.64	(0.05)	(0.07)	–	(0.12)	1.52	12.58
R5	11.07	0.05	–	1.61	1.66	(0.07)	(0.07)	–	(0.14)	1.52	12.59
Y	11.07	0.06	–	1.60	1.66	(0.07)	(0.07)	–	(0.14)	1.52	12.59

From (commencement of operations) May 28, 2010, through October 31, 2010 (E)
A(H)	10.00	0.01	–	1.05	1.06	–	–	–	–	1.06	11.06
C(H)	10.00	(0.03)	–	1.05	1.02	–	–	–	–	1.02	11.02
I(H)	10.00	0.01	–	1.06	1.07	–	–	–	–	1.07	11.07
R3(H)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
R4(H)	10.00	–	–	1.06	1.06	–	–	–	–	1.06	11.06
R5(H)	10.00	0.02	–	1.05	1.07	–	–	–	–	1.07	11.07
Y(H)	10.00	0.03	–	1.04	1.07	–	–	–	–	1.07	11.07

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.89	%(F)	$140,389	1.55	%(G)	1.03	%(G)	1.03	%(G)	0.65	%(G)	41%
14.58	(F)	72,697	2.27	(G)	1.75	(G)	1.75	(G)	0.01	(G)	–
15.04	(F)	169,043	1.26	(G)	0.74	(G)	0.74	(G)	1.11	(G)	–
14.79	(F)	2,779	1.88	(G)	1.30	(G)	1.30	(G)	0.27	(G)	–
14.95	(F)	2,571	1.58	(G)	1.00	(G)	1.00	(G)	0.56	(G)	–
15.11	(F)	2,549	1.28	(G)	0.70	(G)	0.70	(G)	0.86	(G)	–
15.14	(F)	29,092	1.17	(G)	0.65	(G)	0.65	(G)	0.98	(G)	–

10.60	(F)	26,248	1.62	(G)	0.96	(G)	0.96	(G)	0.13	(G)	20
10.20	(F)	8,650	2.38	(G)	1.72	(G)	1.72	(G)	(0.61	) (G)	–
10.70	(F)	10,821	1.45	(G)	0.79	(G)	0.79	(G)	0.33	(G)	–
10.40	(F)	2,208	2.01	(G)	1.31	(G)	1.31	(G)	(0.21	) (G)	–
10.60	(F)	2,211	1.71	(G)	1.01	(G)	1.01	(G)	0.09	(G)	–
10.70	(F)	2,214	1.41	(G)	0.71	(G)	0.71	(G)	0.39	(G)	–
10.70	(F)	11,643	1.32	(G)	0.66	(G)	0.66	(G)	0.43	(G)	–

29

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

30

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

31

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,148.94	$5.49	$1,000.00	$1,019.69	$5.16	1.03%	181	365
Class C	$1,000.00	$1,145.79	$9.31	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class I	$1,000.00	$1,150.40	$3.95	$1,000.00	$1,021.12	$3.71	0.74	181	365
Class R3	$1,000.00	$1,147.92	$6.92	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R4	$1,000.00	$1,149.46	$5.33	$1,000.00	$1,019.84	$5.01	1.00	181	365
Class R5	$1,000.00	$1,151.15	$3.73	$1,000.00	$1,021.32	$3.51	0.70	181	365
Class Y	$1,000.00	$1,151.44	$3.47	$1,000.00	$1,021.57	$3.26	0.65	181	365

33

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GRA11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Global Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Global Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Research Fund inception 02/29/2008
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 2/29/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Global Research A#	14.71%	22.13%	3.35%
Global Research A##		15.41%	1.52%
Global Research B#	14.29%	21.35%	2.59%
Global Research B##		16.35%	1.68%
Global Research C#	14.29%	21.21%	2.59%
Global Research C##		20.21%	2.59%
Global Research I#	14.89%	22.70%	3.68%
Global Research R3#	14.65%	21.94%	3.06%
Global Research R4#	14.73%	22.27%	3.32%
Global Research R5#	15.03%	22.72%	3.63%
Global Research Y#	14.99%	22.69%	3.66%
MSCI All Country World Index	14.32%	19.13%	1.66%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President, Associate Director of Global Industry Research	Director, Director of Global Industry Research

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 14.71%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 14.32% for the same period. The Fund also outperformed the 12.38% return of the average fund in the Lipper Global Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities moved higher in the period as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity.  Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. All ten sectors of the MSCI All Country World Index rose during the period. Energy (+28%), Industrials (+19%), and Materials (+18%) rose the most while returns in Utilities (+5%), Telecommunication Services (+9%), and Financials (+10%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in six of ten sectors. Stock selection was strongest in Information Technology, Financials, and Health Care while selection in Materials, Consumer Discretionary, and Energy detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) performance. Sector allocation detracted slightly from relative performance due in part to slight underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Energy and Industrials sectors.

Top contributors to relative performance during the period included Cisco Systems (Information Technology), UnitedHealth Group (Health Care), and Consolidated Thompson Iron Mines (Materials). Cisco Systems, a leading international supplier of quality analog and mixed signal semiconductors, disappointed investors with its margin guidance, stoking concerns that the company is being forced to cut price to protect market share. Our underweight position in benchmark component Cisco Systems contributed positively to relative returns. Shares of UnitedHealth Group, a health care benefits and services provider, rose as the company reported strong fourth quarter earnings, beating analysts' estimates, driven in part by reduced use of services by its members. Investors also looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Shares of Consolidated Thompson Iron Mines, a Canada-based development stage mineral exploration and development company focused on the iron ore industry, rose as the company agreed to be acquired by Cliffs Natural Resources. We eliminated the position during the period. Apple (Information Technology) and Exxon Mobil (Energy) were also among the top contributors to absolute (i.e. total return) performance.

The largest detractors from relative returns were Central European Distribution (Consumer Staples), Karoon Gas Australia (Energy), and Teva Pharmaceutical Industries (Health Care). Shares of Central European Distribution, central Europe's largest integrated spirit beverages business and leading vodka producer, dropped sharply as fourth quarter 2010 earnings disappointed investors due to higher than expected investments in Poland and a production stoppage in Russia. Shares of Karoon Gas Australia, a pure-play energy exploration company with resources in Australia, Peru, and Brazil, fell as well drilling results were less conclusive than had been expected and as a large investor in the company was rumored to be looking for buyers for its stake of the company. Shares of global generic pharmaceutical company Teva Pharmaceutical Industries fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. Google (Information Technology) was also among the top detractors from absolute performance.

What is the outlook?

Central banks in developing markets, and now Europe, have begun rate tightening due to surging commodity prices and rising inflation rates that are squeezing consumers and pinching corporate margins. The earthquake in Japan has created near-term uncertainty from supply chain disruptions, but reconstruction efforts should have a stimulative effect starting in the second half of the year. We observe in many cyclical industries that good news is increasingly being priced into the stocks. Globally, the PMI indices may be peaking and the odds of some slowing in China due to tighter credit conditions is beginning to look increasingly likely. On the supportive side for stocks would be M&A activity and improved flows coming into equities from fixed income.

3

The Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Information Technology, Health Care, and Materials sectors and most underweight the Industrials, Energy, and Consumer Staples sectors relative to the MSCI All Country World Index. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Energy sectors.

*Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-today management of the Fund.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	10.1
Capital Goods (Industrials)	5.6
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	0.8
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	4.2
Energy (Energy)	10.9
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	7.8
Health Care Equipment & Services (Health Care)	3.3
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	3.9
Materials (Materials)	9.9
Media (Consumer Discretionary)	2.2
Other Investment Pools and Funds (Financials)	0.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.7
Real Estate (Financials)	2.4
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	7.2
Technology Hardware & Equipment (Information Technology)	3.7
Telecommunication Services (Services)	4.6
Transportation (Industrials)	2.3
Utilities (Utilities)	4.4
Short-Term Investments	0.7
Other Assets and Liabilities	(2.0)
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Argentina	0.1%
Australia	1.3
Austria	0.2
Belgium	0.6
Brazil	3.8
Canada	4.2
Cayman Islands	0.0
China	0.9
Denmark	0.6
Finland	0.2
France	5.0
Germany	1.8
Hong Kong	4.2
India	1.5
Indonesia	0.5
Ireland	0.4
Israel	0.6
Italy	0.5
Japan	6.7
Kazakhstan	0.1
Liechtenstein	0.2
Luxembourg	0.5
Malaysia	0.4
Mexico	0.4
Netherlands	1.3
Norway	1.6
Papua New Guinea	0.1
Philippines	0.2
Poland	0.0
Russia	0.6
Singapore	1.5
South Africa	0.3
South Korea	0.6
Spain	0.6
Sweden	0.1
Switzerland	2.4
Taiwan	0.8
Thailand	0.7
Turkey	0.2
United Kingdom	7.6
United States	48.0
Short-Term Investments	0.7
Other Assets and Liabilities	(2.0)
Total	100.0%

4

The Hartford Global Research Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.9%
	Argentina - 0.1%
1	IRSA Inversiones y Representaciones S.A.	$7
2	YPF Sociedad Anonima ADR	80
		87
	Australia - 1.3%
9	Aquarius Platinum Ltd.	53
39	Aston Resources Ltd. ●	402
4	CFS Retail Property Trust	7
17	Commonwealth Property Office Fund	17
42	Dexus Property Group	41
3	Energy Resources of Australia Ltd.	19
11	Fortescue Metals Group Ltd.	73
11	Gpt Group	40
57	Karoon Gas Australia Ltd. ●	413
3	Rio Tinto Ltd.	241
5	Transurban Group	32
3	Wesfarmers Ltd.	103
5	Westfield Group	47
5	Westfield Retail Trust	14
5	Woolworths Ltd.	134
		1,636
	Austria - 0.2%
5	OMV AG	206

	Belgium - 0.6%
179	Ageas	543
75	Hansen Transmissions ●	62
4	UCB S.A.	215
		820
	Brazil - 3.7%
1	Aliansce Shopping	12
23	Banco do Brasil S.A.	419
43	Banco Santander Brasil S.A.	497
–	Brasil Insurance Participacoes e Administracao S.A ●	252
7	Cetip S.A. - Balcao Organizado	122
34	Cia Brasileira de Meios de Pagamentos	314
28	Companhia Energetica de Minas Gerais ADR	574
3	Cyrela Commercial Properties S.A. EmpreendimentoseParticicpacoes	27
34	Itau Unibanco Banco Multiplo S.A. ADR	796
1	Itau Unibanco Holding S.A. ADR ■	24
5	Lupatech S.A. ●	38
–	Multiplan Empreendimentos Imobiliarios S.A.	8
31	Petroleo Brasileiro S.A. ADR	1,163
11	Redecard S.A.	155
1	Rossi Residencial S.A.	10
2	Tim Participacoes S.A. ADR	108
10	Tractebel Energia S.A.	181
3	Vale S.A. SP ADR	93
		4,793
	Canada - 4.2%
3	Bank of Nova Scotia	183
2	Barrick Gold Corp.	107
5	Brookfield Asset Management, Inc.	172
1	Canadian Apartment Properties	21
10	Canadian Natural Resources Ltd. ADR	486
26	Cott Corp. ●	232
4	EnCana Corp. ADR	127
1	First Quantum Minerals Ltd.	95
2	Fortress Paper Ltd. ●	111
2	GLG Life Technology Corp. ●	23
3	Goldcorp, Inc.	179
14	Imperial Oil Ltd.	758
18	Kinross Gold Corp.	293
9	Methanex Corp.	281
4	Methanex Corp. ADR	124
8	National Bank of Canada	638
4	Nexen, Inc.	95
31	Quest Rare Minerals Ltd. ●	271
1	RioCan Real Estate Investment Trust	29
2	Sino Forest Corp. ■●	37
16	Sino Forest Corp. Class A ●	402
6	Suncor Energy, Inc.	257
3	Teck Cominco Ltd. Class B	189
1	Thomson Reuters Corp.	59
29	Uranium Participation Corp. ●	204
6	Vitran Corp., Inc. ●	87
		5,460
	Cayman Islands - 0.0%
7	Mecox Lane Ltd. ●	40

	China - 0.9%
376	Agricultural Bank of China ●	223
2	Baidu, Inc. ADR ●	232
9	BBMG Corp.	15
29	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	77
53	China Shanshui Cement Group	59
24	China Shenhua Energy Co., Ltd.	110
1	Longtop Financial Technologies Ltd. ●	31
1	New Oriental Education & Technology Group, Inc. ADR ●	101
60	Stella International	136
3	Trina Solar Ltd. ADR ●	84
–	Vanceinfo Technologies ADR ●	6
44	Zhejiang Expressway Co., Ltd.	36
4	Zhongpin, Inc. ●	68
		1,178
	Denmark - 0.6%
–	Alk-Abello A/S	17
4	Bank Nordik P/F	99
17	DSV A/S	450
2	Gronlandsbanken	148
1	H. Lundbeck A/S	34
–	Ringkjoebing Landbobank	44
		792
	Finland - 0.2%
5	Elisa Oyj	123
3	Tikkurila Oy	70
		193
	France - 5.0%
2	Accor S.A.	98
19	AXA S.A.	430
14	BNP Paribas	1,110
2	Bourbon S.A.	91
2	Electricite de France	85
19	Gaz de France	758
14	Groupe Danone	1,057

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.9% - (continued)
	France - 5.0% - (continued)
–	Icade	$52
2	LVMH Moet Hennessy Louis Vuitton S.A.	439
11	Peugeot S.A.	517
4	Pinault-Printemps-Redoute S.A.	651
3	Publicis Groupe	153
7	Renault S.A.	418
5	Safran S.A.	185
–	Societe Immobiliere de Location pour l'Industrie	8
–	Unibail-Rodamco SE	87
3	Vinci S.A.	169
2	Vivendi S.A.	60
–	Zodiac Aerospace	18
		6,386
	Germany - 1.8%
2	Alstria Office REIT AG	24
6	BASF SE ●	650
1	Brenntag AG ●	156
2	Daimler AG	179
6	E.On AG	219
1	GSW Immobilien AG ●	18
2	HeidelbergCement AG	165
–	Hochtief AG	27
5	Siemens AG	798
1	Stroer Out-of-Home Media AG ●	31
		2,267
	Hong Kong - 4.2%
79	AAC Acoustic Technologies	206
12	Agile Property Holdings Ltd.	19
98	AIA Group Ltd. ●	329
294	AMVIG Holdings Ltd.	213
49	Anta Sports Products Ltd.	79
22	ASM Pacific Technology	293
49	Beijing Enterprises Holdings Ltd.	261
84	Belle International Holdings Ltd.	164
299	China Green Holdings Ltd.	256
24	China Metal Recycling Holdings Ltd.	33
9	China Overseas Land & Investment Ltd.	18
265	China Unicom Ltd.	542
6	China Unicom Ltd. ADR	119
47	China Yurun Food Group Ltd.	173
24	ENN Energy Holdings Ltd.	83
352	Guangdong Investment Ltd.	183
50	Hang Lung Properties Ltd.	224
19	HongKong Land Holdings Ltd.	141
759	Huabao International Holdings Ltd.	1,126
122	International Mining Machinery ●	126
2	Lifestyle International	4
13	Link Reit	40
88	Mongolian Mining Corp. ●	103
124	Nine Dragons Paper Holdings	142
85	Ontime Department Store	133
437	Rexlot Holdings Ltd.	44
68	Sa Sa International Holdings Ltd.	41
5	Sun Hung Kai Properties Ltd.	81
156	Trinity Ltd.	169
1	Wharf Holdings Ltd.	4
		5,349
	India - 1.3%
7	Aban Offshore Ltd.	104
9	Bajaj Hindusthan Ltd.	15
40	Bharti Televentures	341
8	Corp. Bank	101
27	Indian Overseas Bank	95
55	Karnataka Bank Ltd.	142
59	Power Grid Corp. of India Ltd.	140
11	Reliance Industries Ltd.	235
8	Reliance Industries Ltd. GDR ■	363
32	UCO Bank	77
14	Union Bank of India	100
		1,713
	Indonesia - 0.5%
220	Bank Mandiri Tbk	183
6	Indo Tambangraya Megah PT	30
4	P.T. Telekomunikasi Indonesia ADR	161
322	PT Bisi International Tbk ●	63
370	PT Bumi Resources Tbk	149
		586
	Ireland - 0.4%
5	CRH plc	113
56	Elan Corp. plc ADR ●	452
		565
	Israel - 0.6%
17	Teva Pharmaceutical Industries Ltd. ADR	766

	Italy - 0.5%
7	Banca Popolare dell'Etruria e del Lazio	28
30	Enel S.p.A.	211
6	Eni S.p.A. ADR	316
16	Snam Rete Gas S.p.A.	100
		655
	Japan - 6.7%
13	Asahi Kasei Corp.	87
2	Astellas Pharma, Inc.	63
16	Bridgestone Corp.	356
19	Daiichi Sankyo Co., Ltd.	366
8	Dainippon Screen Mfg Co., Ltd.	74
2	Daito Trust Construction Co., Ltd.	163
3	Disco Corp.	181
13	Eisai Co., Ltd.	487
1	Fanuc Ltd.	84
–	Fuji Media Holdings, Inc.	31
53	Hitachi Ltd.	288
–	Inpex Corp.	607
1	JS Group Corp. ☼	32
2	JSR Corp.	40
–	Kakaku.com, Inc.	150
5	Komatsu Ltd.	170
4	Matsui Securities Co., Ltd.	19
85	Mazda Motor Corp.	195
4	Mitsubishi Estate Co., Ltd. ☼	74
228	Mitsubishi UFJ Financial Group, Inc. ☼	1,096
7	Mitsui & Co., Ltd.	132
10	Mitsui Fudosan Co., Ltd. ☼	171
1	Murata Manufacturing Co., Ltd.	101
–	Ono Pharmaceutical Co., Ltd.	15
–	Rakuten, Inc.	346
8	Shin-Etsu Chemical Co., Ltd.	404

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.9% - (continued)
	Japan - 6.7% - (continued)
20	Shionogi & Co., Ltd.	$328
33	Showa Denko K.K.	65
–	SMC Corp.	57
5	Softbank Corp.	211
13	Stanley Electric Co., Ltd.	217
185	Sumitomo Metal Industries	391
13	Tokai Rika Co., Ltd.	230
80	Tokyo Gas Co., Ltd.	355
11	Toyoda Gosei Co., Ltd.	236
2	Toyota Boshoku Corp.	25
18	Toyota Motor Corp.	728
13	Ube Industries Ltd.	42
		8,617
	Kazakhstan - 0.1%
5	Kazmunaigas Exploration §	119

	Liechtenstein - 0.2%
1	Verwalt & Privat-Bank AG	193

	Luxembourg - 0.5%
3	ArcelorMittal ADR	104
8	Evraz Group S.A. §	269
2	Millicom International Cellular S.A.	252
2	SES Global S.A.	47
		672
	Malaysia - 0.4%
236	AirAsia Berhad ●	230
100	Axiata Group Berhad ●	165
172	Masterskill Education Group	132
		527
	Mexico - 0.4%
5	America Movil S.A. de C.V. ADR	293
35	Grupo Modelo S.A.B.	219
		512
	Netherlands - 1.3%
3	Akzo Nobel N.V.	250
5	ASML Holding N.V.	209
5	ASML Holding N.V. ADR	198
3	Elsevier N.V.	43
2	European Aeronautic Defence and Space Co. N.V.	64
25	ING Groep N.V. ●	326
10	ING Groep N.V. ADR ●	137
1	Koninklijke DSM N.V.	72
7	SBM Offshore N.V. ●	196
6	VimpelCom Ltd. ADR	92
2	Wolters Kluwer N.V.	42
		1,629
	Norway - 1.6%
31	DNB Nor ASA	500
4	Frontline Ltd.	97
21	Statoil ASA	613
32	Storebrand ASA	329
28	Telenor ASA	476
		2,015
	Papua New Guinea - 0.1%
23	Oil Search Ltd.	179

	Philippines - 0.2%
102	Metropolitan Bank and Trust ●	164
1	Philippine Long Distance Telephone Co. ADR	77
		241
	Poland - 0.0%
2	Warsaw Stock Exchange ●	31

	Russia - 0.6%
7	Mobile Telesystems OJSC ADR	153
33	OAO Gazprom Class S ADR	553
9	OAO Rosneft Oil Co. GDR §	81
		787
	Singapore - 1.5%
78	Capitacommercial Trust	92
454	China Minzhong Food Corp., Ltd. ●	672
63	Ezra Holdings Ltd.	85
88	Hutchinson Port Holdings Trust ●	81
27	Indofood Agri Resources Ltd. ●	46
44	Olam International Ltd.	104
104	Oversea-Chinese Banking Corp., Ltd.	813
41	Tiger Airways Holdings Ltd. ●	50
		1,943
	South Africa - 0.3%
8	MTN Group Ltd.	178
3	Sasol Ltd. ADR	149
		327
	South Korea - 0.6%
4	KT Corp. ADR	89
1	LG Household & Health Care Ltd.	320
–	Samsung Electronics Co., Ltd.	294
4	SK Telecom Co., Ltd. ADR	68
		771
	Spain - 0.6%
4	Almirall S.A.	45
7	Industria de Diseno Textil S.A.	593
21	Mapletree Industries NPV	19
99	SOS Corporacion Alimentaria S.A.	94
		751
	Sweden - 0.1%
1	Castellum AB	23
3	Swedish Match Ab ●	115
		138
	Switzerland - 2.4%
8	Bank Sarasin & Cie AG	347
1	Banque Cantonale Vaudoise	381
2	CIE Financiere Richemont S.A.	113
14	Julius Baer Group Ltd.	674
–	PSP Swiss Property	21
1	Roche Holding AG	175
8	Swiss Re	498
45	UBS AG	899
		3,108
	Taiwan - 0.8%
58	Advanced Semiconductor Engineering, Inc.	68
31	Chroma Ate, Inc.	102
38	Delta Electronics, Inc.	169
5	High Technology Computer Corp.	242
47	Hon Hai Precision Industry Co., Ltd.	178
84	Synnex Technology International Corp.	215
		974

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.9% - (continued)
	Thailand - 0.7%
144	Bangkok Bank plc	$824
30	Thai Oil PCL	86
		910
	Turkey - 0.2%
25	Turkiye Garanti Bankasi A.S.	130
83	Turkiye Sinai Kalkinma Bankasi A.S.	159
		289
	United Kingdom - 7.6%
82	Aberdeen Asset Management plc	315
18	Anglo American plc	927
2	Antofagasta	49
4	AstraZeneca plc	204
5	AstraZeneca plc ADR	224
11	BAE Systems plc	59
135	Barclays Bank plc	644
23	BBA Aviation plc	82
41	BG Group plc	1,048
12	BHP Billiton plc	517
25	BP plc	189
4	BP plc ADR	195
14	British American Tobacco plc	605
5	British Land Co. plc	48
9	Britvic plc	59
4	Capital & Counties Properties plc	10
2	Croda International plc	69
3	Great Portland Estates plc	21
18	HSBC Holdings plc	200
19	Imperial Tobacco Group plc	657
1	Intercontinental Hotels Group	18
9	International Power plc	48
6	Kingfisher plc	30
20	Land Securities Group plc	261
15	National Grid plc	158
3	Pearson plc	55
18	Prudential plc	229
1	Reed Elsevier Capital, Inc.	13
27	Rexam plc	176
7	Rio Tinto plc	529
8	Rolls-Royce Group plc	87
5	Severn Trent plc	134
38	Standard Chartered plc	1,055
29	Tesco plc	198
7	Vedanta Resources plc	263
112	Vodafone Group plc	324
1	WPP plc	13
3	Xstrata plc	88
		9,801
	United States - 47.9%
9	Accenture plc	535
7	ACE Ltd.	489
2	Acorda Therapeutics, Inc. ●	45
3	Activision Blizzard, Inc.	36
2	ADTRAN, Inc.	73
5	Advance Automotive Parts, Inc.	350
4	Aetna, Inc.	157
4	Agilent Technologies, Inc. ●	187
2	Air Products and Chemicals, Inc.	196
4	Akamai Technologies, Inc. ●	133
–	Alexandria Real Estate Equities, Inc.	27
5	Alkermes, Inc. ●	74
3	Alliance Data Systems Corp. ●	239
1	Allscripts Healthcare Solutions, Inc. ●	16
1	Alpha Natural Resources, Inc. ●	49
5	Altria Group, Inc.	121
5	Amazon.com, Inc. ●	1,041
1	AMB Property Corp.	42
5	American Assets Trust, Inc.	102
2	American Tower Corp. Class A ●	94
7	Ameriprise Financial, Inc.	436
2	Amerisource Bergen Corp.	79
2	AMETEK, Inc.	84
1	Amgen, Inc. ●	72
16	Amylin Pharmaceuticals, Inc. ●	211
10	Anadarko Petroleum Corp.	766
2	Analog Devices, Inc.	61
2	AON Corp.	125
4	Apple, Inc. ●‡	1,561
10	Applied Micro Circuits Corp. ●	106
2	Arcos Dorados Holdings, Inc. ●	48
3	Ariba, Inc. ●	96
1	Aruba Networks, Inc. ●	47
15	Automatic Data Processing, Inc.	833
2	Auxilium Pharmaceuticals, Inc. ●	49
80	Bank of America Corp.	985
19	BB&T Corp.	506
1	BlackRock, Inc.	137
4	BMC Software, Inc. ●	215
5	Boeing Co.	384
–	Boston Properties, Inc.	49
13	Boston Scientific Corp. ●	94
–	BRE Properties	24
15	Bristol-Myers Squibb Co.	407
2	Brookdale Senior Living, Inc. ●	48
4	Cabot Oil & Gas Corp.	226
–	Camden Property Trust	26
4	Cardinal Health, Inc.	175
1	Carlisle Cos., Inc.	40
4	Carpenter Technology Corp.	191
2	Caterpillar, Inc.	234
2	Cavium Networks, Inc. ●	92
1	CB Richard Ellis Group, Inc. Class A ●	19
2	CBS Corp. Class B	50
1	Celanese Corp.	44
4	Celgene Corp. ●	230
29	Cental Euro Distribution Corp. ●	337
3	Cephalon, Inc. ●	197
3	CF Industries Holdings, Inc.	438
4	Charles Schwab Corp.	79
1	Charm Communications, Inc. ●	12
6	Chesapeake Energy Corp.	208
3	CIGNA Corp.	132
2	Citizens & Northern Corp.	33
55	Citizens Republic Bancorp, Inc. ●	51
4	Citrix Systems, Inc. ●	298
1	Coach, Inc.	54
22	Cobalt International Energy ●	305
17	Comcast Corp. Class A	458
7	Comcast Corp. Special Class A	171

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.9% - (continued)
	United States - 47.9% - (continued)
1	ConocoPhillips Holding Co.	$87
11	Consol Energy, Inc.	621
3	Con-way, Inc.	118
4	Cooper Industries plc Class A	260
5	Covenant Transport ●	50
12	Covidien plc	652
5	Cree, Inc. ●	185
3	Crown Castle International Corp. ●	148
5	CVS/Caremark Corp.	174
5	Danaher Corp.	274
2	Delta Air Lines, Inc. ●	20
2	DirecTV Class A ●	105
1	Discovery Communications, Inc. ●	35
2	Douglas Emmett, Inc.	33
1	Dover Corp.	52
8	Dow Chemical Co.	326
1	DreamWorks Animation SKG, Inc. ●	35
2	Duke Realty, Inc.	32
1	Eastman Chemical Co.	86
23	eBay, Inc. ●	805
14	Eli Lilly & Co.	521
26	EMC Corp. ●	740
–	Emeritus Corp. ●	11
3	Emerson Electric Co.	199
5	Emulex Corp. ●	49
2	EOG Resources, Inc.	244
–	Equinix, Inc. ●	17
7	Euronet Worldwide, Inc. ●	133
9	Exelixis, Inc. ●	105
2	Exlservice Holdings, Inc. ●	37
3	Expeditors International of Washington, Inc.	137
3	Exxon Mobil Corp.	260
4	FedEx Corp.	397
12	First Horizon National Corp.	130
–	First Solar, Inc. ●	67
3	FMC Corp.	262
11	Forest City Enterprises, Inc. Class A ●	207
12	Forest Laboratories, Inc. ●	404
54	Frontier Communications Corp.	444
29	General Electric Co.	585
14	General Mills, Inc.	555
2	Genesee & Wyoming, Inc. Class A ●	115
3	Genpact Ltd. ●	51
3	Gilead Sciences, Inc. ●	122
1	Glimcher Realty Trust	8
1	Global Payments, Inc.	47
14	GNC Holdings, Inc. ●	258
–	Goldman Sachs Group, Inc.	36
1	Google, Inc. ●	522
12	Graphic Packaging Holding Co. ●	67
10	Green Plains Renewable Energy ●	126
2	HCA Holdings, Inc. ●	54
3	HCP, Inc.	116
3	Hisoft Technology International Ltd. ●	56
13	Home Depot, Inc.	472
6	Honeywell International, Inc.	345
3	Huron Consulting Group, Inc. ●	92
2	IBM Corp.	360
3	IDACORP, Inc.	102
2	IDEX Corp.	98
5	Illinois Tool Works, Inc.	295
12	Imperial Holdings, Inc. ●	117
4	Incyte Corp. ●	78
4	Informatica Corp. ●	235
8	Ingersoll-Rand plc	385
5	Invesco Ltd.	122
1	Ironwood Pharmaceuticals, Inc. ●	12
2	ITC Holdings Corp.	108
11	J.B. Hunt Transport Services, Inc.	539
3	James River Coal Co. ●	79
1	JP Morgan Chase & Co.	36
2	Juniper Networks, Inc. ●	82
4	Kansas City Southern ●	260
26	Kraft Foods, Inc.	860
30	Leap Wireless International, Inc. ●	448
17	Lender Processing Services	497
4	Liberty Global, Inc. ●	184
2	Life Technologies Corp. ●	116
2	Lockheed Martin Corp.	189
7	Lorillard, Inc.	739
18	Lowe's Co., Inc.	466
1	LPL Investment Holdings, Inc. ●	18
34	LSI Corp. ●	246
1	M&T Bank Corp.	97
20	Macy's, Inc.	488
–	Marriott International, Inc. Class A	16
6	Marsh & McLennan Cos., Inc.	185
13	Maxim Integrated Products, Inc.	367
9	McKesson Corp.	723
1	MeadWestvaco Corp.	46
4	Medicines Co. ●	62
8	Medtronic, Inc.	320
22	Merck & Co., Inc.	793
2	MetLife, Inc.	103
12	MetroPCS Communications, Inc. ●	209
8	Mosaic Co.	585
6	Mylan, Inc. ●	144
4	N.V. Energy, Inc.	60
6	Nasdaq OMX Group, Inc. ●	152
9	National Financial Partners Corp. ●	150
1	National Fuel Gas Co.	94
2	National Oilwell Varco, Inc.	121
14	News Corp. Class A	250
14	NextEra Energy, Inc.	784
5	NII Holdings, Inc. Class B ●	191
5	Nordstrom, Inc.	245
11	Northeast Utilities	402
2	Northrop Grumman Corp.	157
22	NVIDIA Corp. ●	438
2	Occidental Petroleum Corp.	227
12	Omega Protein Corp. ●	159
1	Omnicom Group, Inc.	71
2	Onyx Pharmaceuticals, Inc. ●	63
32	Oracle Corp.	1,144
8	Owens-Illinois, Inc. ●	228
17	Pacer International, Inc. ●	99
1	Parker-Hannifin Corp.	106
5	Pentair, Inc.	197
19	PepsiCo, Inc.	1,282
24	Pfizer, Inc.	494

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.9% - (continued)
	United States - 47.9% - (continued)
8	PG&E Corp.	$359
1	Pharmasset, Inc. ●	79
14	Philip Morris International, Inc.	979
2	Pinnacle West Capital Corp.	73
1	Pioneer Natural Resources Co.	98
1	Plum Creek Timber Co., Inc.	34
2	PNC Financial Services Group, Inc.	155
2	Polycom, Inc. ●	99
3	PPL Corp.	71
2	Praxair, Inc.	204
1	Priceline.com, Inc. ●	479
4	Principal Financial Group, Inc.	142
20	Progressive Corp.	443
4	Prudential Financial, Inc.	260
–	Public Storage	50
2	QLIK Technologies, Inc. ●	48
4	QLogic Corp. ●	67
10	Qualcomm, Inc.	551
5	Quality Distribution, Inc. ●	56
2	Range Resources Corp.	133
–	Rayonier, Inc.	21
3	Raytheon Co.	133
–	Reald, Inc. ●	7
1	Regency Centers Corp.	36
4	Regeneron Pharmaceuticals, Inc. ●	204
1	Rigel Pharmaceuticals, Inc. ●	8
2	Salesforce.com, Inc. ●	269
2	Salix Pharmaceuticals Ltd. ●	71
15	Sapient Corp. ●	184
–	Saul Centers, Inc.	13
1	SBA Communications Corp. ●	55
2	Schlumberger Ltd.	149
7	Seattle Genetics, Inc. ●	124
2	SEI Investments Co.	51
2	Sempra Energy	86
1	Sherwin-Williams Co.	55
–	Simon Property Group, Inc.	32
3	Skyworks Solutions, Inc. ●	96
23	Smithfield Foods, Inc. ●	553
3	Solutia, Inc. ●	80
3	Southern Co.	123
3	Southwestern Energy Co. ●	153
20	Sprint Nextel Corp. ●	104
1	St. Joe Co. ●	22
3	St. Jude Medical, Inc.	181
1	Stanley Black & Decker, Inc.	56
13	Staples, Inc.	267
1	Stryker Corp.	86
2	Temple-Inland, Inc.	36
7	Teradata Corp. ●	379
4	Tesoro Corp. ●	105
8	Texas Instruments, Inc.	284
5	Thermo Fisher Scientific, Inc. ●	291
2	Tibco Software, Inc. ●	69
3	Time Warner Cable, Inc.	262
1	Time Warner, Inc.	52
1	Towers Watson & Co.	29
1	Transocean, Inc. ●	94
10	TW Telecom, Inc. ●	222
4	Tyson Foods, Inc. Class A	77
1	UDR, Inc.	28
2	Ultra Petroleum Corp. ●	119
2	United Continental Holdings, Inc. ●	42
1	United Parcel Service, Inc. Class B	111
6	United Technologies Corp.	500
24	UnitedHealth Group, Inc.	1,166
18	Unum Group	470
49	Vantage Drilling Co. ●	88
2	VeriSign, Inc.	64
1	Vertex Pharmaceuticals, Inc. ●	72
–	Viacom, Inc. Class B	21
2	Virgin Media, Inc.	51
3	Visa, Inc.	212
1	VMware, Inc. ●	72
1	Vornado Realty Trust	53
13	Walt Disney Co.	548
1	Watson Pharmaceuticals, Inc. ●	42
1	Wellcare Health Plans, Inc. ●	53
1	Wellpoint, Inc.	45
39	Wells Fargo & Co.	1,129
2	WESCO International, Inc. ●	102
37	Western Union Co.	792
2	Whiting Petroleum Corp. ●	126
10	Worthington Industries, Inc.	210
4	Xcel Energy, Inc.	109
4	Xilinx, Inc.	122
3	Zimmer Holdings, Inc. ●	209
		61,596
	Total common stocks
	(cost $107,871)	$129,622

PREFERRED STOCKS - 0.1%
	Brazil - 0.1%
3	Banco Itau Holding	$66

	Total preferred stocks
	(cost $47)	$66

WARRANTS - 0.2%
	Canada - 0.0%
1	GLG Life Technology Corp. ⌂	$–
16	Quest Rare Minerals Ltd. ⌂	52
		52
	India - 0.2%
21	Bharti Airtel Ltd. ⌂	179
4	Power Grid Corp. of India Ltd. ⌂	9
		188
	Total warrants
	(cost $160)	$240
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
EXCHANGE TRADED FUNDS - 0.1%
	United States - 0.1%
3	Industrial Select Sector SPDR Fund		$113

	Total exchange traded funds
	(cost $109)		$113

	Total long-term investments
	(cost $108,187)		$130,041

SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $191,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $195)
$191	0.04%, 4/29/2011		$191
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $431, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $440)
431	0.05%, 4/29/2011		431
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $448,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $457)
448	0.04%, 4/29/2011		448
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $3, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $3)
3	0.02%, 4/29/2011		3
			1,073
	Total short-term investments
	(cost $1,073)		$1,073

	Total investments
	(cost $109,260) ▲	102.0%	$131,114
	Other assets and liabilities	(2.0)%	(2,576)
	Total net assets	100.0%	$128,538

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 53.4% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $469, which represents 0.36% of total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $111,632 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,376
Unrealized Depreciation	(3,894)
Net Unrealized Appreciation	$19,482

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $51.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $424, which represents 0.33% of total net assets.

The accompanying notes are an integral part of these financial statements

11

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
11/2010 - 02/2011	21	Bharti Airtel Ltd. Warrants - 144A	$151
02/2011	1	GLG Life Technology Corp. Warrants	–
11/2010	4	Power Grid Corp. of India Ltd. Warrants - 144A	9
10/2010	16	Quest Rare Minerals Ltd. Warrants	–

The aggregate value of these securities at April 30, 2011, was $240, which represents 0.19% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Deutsche Bank Securities	Buy	$64	$64	05/03/2011	$–
Australian Dollar	JP Morgan Securities	Buy	–	–	05/02/2011	–
British Pound	Morgan Stanley	Buy	52	52	05/05/2011	–
British Pound	UBS AG	Sell	13	13	05/03/2011	–
Canadian Dollar	Banc of America Securities	Sell	25	25	05/04/2011	–
Canadian Dollar	Banc of America Securities	Buy	3	3	05/04/2011	–
Canadian Dollar	Brown Brothers Harriman	Buy	42	42	05/03/2011	–
Euro	State Street Global Markets LLC	Buy	9	9	05/02/2011	–
Euro	State Street Global Markets LLC	Sell	87	86	05/02/2011	(1)
Euro	State Street Global Markets LLC	Buy	40	40	05/03/2011	–
Euro	State Street Global Markets LLC	Buy	8	8	05/02/2011	–
Euro	State Street Global Markets LLC	Sell	28	28	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	58	58	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Sell	31	31	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Sell	10	10	05/04/2011	–
Japanese Yen	JP Morgan Securities	Sell	909	903	08/05/2011	(6)
Japanese Yen	RBS Securities	Sell	33	33	05/09/2011	–
Japanese Yen	RBS Securities	Buy	63	62	05/09/2011	1
Japanese Yen	Westpac International	Buy	67	68	08/05/2011	(1)
Japanese Yen	Westpac International	Sell	84	80	08/05/2011	(4)
Japanese Yen	Westpac International	Sell	80	76	03/15/2012	(4)
Japanese Yen	Westpac International	Sell	545	560	03/15/2012	15
Norwegian Krone	CS First Boston	Buy	11	11	05/03/2011	–
Norwegian Krone	CS First Boston	Sell	7	7	05/03/2011	–
Singapore Dollar	Goldman Sachs	Buy	19	19	05/04/2011	–
South African Rand	JP Morgan Securities	Sell	7	7	05/06/2011	–
South African Rand	Morgan Stanley	Sell	5	5	05/05/2011	–
Swedish Krona	CS First Boston	Buy	5	5	05/03/2011	–
Swiss Franc	Barclay Investments	Buy	28	28	05/03/2011	–
Swiss Franc	Deutsche Bank Securities	Sell	138	136	05/02/2011	(2)
Swiss Franc	JP Morgan Securities	Sell	56	55	05/02/2011	(1)
						$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$87	$87	$–	$–
Australia	1,636	416	1,220	–
Austria	206	–	206	–
Belgium	820	62	758	–
Brazil	4,793	4,793	–	–
Canada	5,460	5,460	–	–
Cayman Islands	40	40	–	–
China	1,178	599	579	–
Denmark	792	247	545	–
Finland	193	–	193	–
France	6,386	8	6,378	–
Germany	2,267	229	2,038	–
Hong Kong	5,349	1,386	3,963	–
India	1,713	363	1,350	–
Indonesia	586	191	395	–
Ireland	565	452	113	–
Israel	766	766	–	–
Italy	655	316	339	–
Japan	8,617	–	8,617	–
Kazakhstan	119	119	–	–
Liechtenstein	193	193	–	–
Luxembourg	672	625	47	–
Malaysia	527	–	527	–
Mexico	512	512	–	–
Netherlands	1,629	427	1,202	–
Norway	2,015	–	2,015	–
Papua New Guinea	179	–	179	–
Philippines	241	77	164	–
Poland	31	31	–	–
Russia	787	787	–	–
Singapore	1,943	81	1,862	–
South Africa	327	149	178	–
South Korea	771	477	294	–
Spain	751	94	657	–
Sweden	138	–	138	–
Switzerland	3,108	347	2,761	–
Taiwan	974	–	974	–
Thailand	910	86	824	–
Turkey	289	–	289	–
United Kingdom	9,801	429	9,372	–
United States	61,596	61,596	–	–
Total	129,622	81,445	48,177	–
Exchange Traded Funds	113	113	–	–
Preferred Stocks	66	66	–	–
Warrants	240	188	52	–
Short-Term Investments	1,073	–	1,073	–
Total	$131,114	$81,812	$49,302	$–
Foreign Currency Contracts*	16	–	16	–
Total	$16	$–	$16	$–
Liabilities:
Foreign Currency Contracts*	19	–	19	–
Total	$19	$–	$19	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in						Balance
	as of	Realized	Unrealized				Transfers	Transfers	as of
	October	Gain	Appreciation	Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Common Stocks	$95	$2	$—	$—	$—	$(18)	$—	$(79)	$—
Warrants	—	—	—	—	—	—	—	—	—
Total	$95	$2	$—	$—	$—	$(18)	$—	$(79)	$—

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $109,260)	$131,114
Cash	9
Foreign currency on deposit with custodian (cost $46)	46
Unrealized appreciation on foreign currency contracts	16
Receivables:
Investment securities sold	2,367
Fund shares sold	163
Dividends and interest	335
Other assets	77
Total assets	134,127
Liabilities:
Unrealized depreciation on foreign currency contracts	19
Payables:
Investment securities purchased	1,707
Fund shares redeemed	3,787
Investment management fees	16
Administrative fees	—
Distribution fees	4
Accrued expenses	56
Total liabilities	5,589
Net assets	$128,538
Summary of Net Assets:
Capital stock and paid-in-capital	$121,367
Accumulated distribution in excess of net investment income	(11)
Accumulated net realized loss on investments and foreign currency transactions	(14,678)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,860
Net assets	$128,538

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.91/$11.55
Shares outstanding	4,712
Net assets	$51,405
Class B: Net asset value per share	$10.80
Shares outstanding	663
Net assets	$7,163
Class C: Net asset value per share	$10.80
Shares outstanding	1,250
Net assets	$13,503
Class I: Net asset value per share	$10.93
Shares outstanding	110
Net assets	$1,207
Class R3: Net asset value per share	$10.88
Shares outstanding	33
Net assets	$360
Class R4: Net asset value per share	$10.91
Shares outstanding	31
Net assets	$343
Class R5: Net asset value per share	$10.93
Shares outstanding	31
Net assets	$342
Class Y: Net asset value per share	$10.91
Shares outstanding	4,968
Net assets	$54,215

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,299
Interest	2
Less: Foreign tax withheld	(87)
Total investment income	1,214

Expenses:
Investment management fees	556
Administrative services fees	1
Transfer agent fees	130
Distribution fees
Class A	61
Class B	36
Class C	65
Class R3	1
Class R4	—
Custodian fees	35
Accounting services fees	10
Registration and filing fees	55
Board of Directors' fees	1
Audit fees	6
Other expenses	22
Total expenses (before waivers and fees paid indirectly)	979
Expense waivers	(102)
Transfer agent fee waivers	(26)
Commission recapture	(1)
Total waivers and fees paid indirectly	(129)
Total expenses, net	850
Net Investment Income	364
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,797
Net realized gain on futures	77
Net realized loss on foreign currency contracts	(101)
Net realized gain on other foreign currency transactions	19
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,792
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	7,971
Net unrealized depreciation of futures	(8)
Net unrealized appreciation of foreign currency contracts	94
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	8,059
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	16,851
Net Increase in Net Assets Resulting from Operations	$17,215

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$364	$397
Net realized gain on investments, other financial instruments and foreign currency transactions	8,792	7,307
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	8,059	9,751
Net Increase In Net Assets Resulting From Operations	17,215	17,455
Distributions to Shareholders:
From net investment income
Class A	(248)	(52)
Class I	(5)	(1)
Class R3	(1)	—
Class R4	(2)	—
Class R5	(3)	—
Class Y	(505)	(18)
Total distributions	(764)	(71)
Capital Share Transactions:
Class A	(2,530)	(8,247)
Class B	(1,006)	(3,119)
Class C	(1,158)	(3,641)
Class I	591	125
Class R3	3	16
Class R4	1	9
Class R5	3	5
Class Y	142	36,428
Net increase (decrease) from capital share transactions	(3,954)	21,576
Net Increase In Net Assets	12,497	38,960
Net Assets:
Beginning of period	116,041	77,081
End of period	$128,538	$116,041
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(11)	$389

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Research Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

18

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

19

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

20

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.  Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.  Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

21

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. As of April 30, 2011, the Fund had no outstanding futures contracts.

22

c)	Additional Derivative Instrument Information

Derivative Instruments as of April 30, 2011:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$16	$—	$—	$—	$—	$16
Total	$—	$16	$—	$—	$—	$—	$16

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$19	$—	$—	$—	$—	$19
Total	$—	$19	$—	$—	$—	$—	$19

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$77	$—	$—	$77
Net realized loss on foreign currency contracts	—	(101)	—	—	—	—	(101)
Total	$—	$(101)	$—	$77	$—	$—	$(24)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(8)	$—	$—	$(8)
Net change in unrealized appreciation of foreign currency contracts	—	94	—	—	—	—	94
Total	$—	$94	$—	$(8)	$—	$—	$86

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention

23

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$71	$143

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$652
Accumulated Capital Losses *	(21,449)
Unrealized Appreciation †	11,517
Total Accumulated Deficit	$(9,280)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

24

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$16
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(16)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$7,379
2016	7,450
2017	3,887
2018	2,733
Total	$21,449

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $9,556 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

25

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.45%
Class B Shares	2.20
Class C Shares	2.20
Class I Shares	1.09
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	1.00

26

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $57 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	31
Class R3	30
Class R4	30
Class R5	31

27

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$58,603
Sales Proceeds Excluding U.S. Government Obligations	59,081

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	355	24	(629)	—	(250)	1,392	6	(2,371)	—	(973)
Amount	$3,631	$236	$(6,397)	$—	$(2,530)	$12,270	$49	$(20,566)	$—	$(8,247)
Class B
Shares	17	—	(117)	—	(100)	32	—	(394)	—	(362)
Amount	$174	$—	$(1,180)	$—	$(1,006)	$276	$—	$(3,395)	$—	$(3,119)
Class C
Shares	19	—	(135)	—	(116)	57	—	(485)	—	(428)
Amount	$190	$—	$(1,348)	$—	$(1,158)	$492	$—	$(4,133)	$—	$(3,641)
Class I
Shares	61	—	(5)	—	56	25	—	(11)	—	14
Amount	$633	$5	$(47)	$—	$591	$214	$1	$(90)	$—	$125
Class R3
Shares	—	—	—	—	—	2	—	—	—	2
Amount	$2	$1	$—	$—	$3	$21	$—	$(5)	$—	$16
Class R4
Shares	—	—	—	—	—	1	—	—	—	1
Amount	$4	$2	$(5)	$—	$1	$9	$—	$—	$—	$9
Class R5
Shares	—	—	—	—	—	1	—	—	—	1
Amount	$—	$3	$—	$—	$3	$5	$—	$—	$—	$5
Class Y
Shares	499	51	(493)	—	57	4,964	2	(709)	—	4,257
Amount	$4,912	$505	$(5,275)	$—	$142	$42,464	$18	$(6,054)	$—	$36,428
Total
Shares	951	75	(1,379)	—	(353)	6,474	8	(3,970)	—	2,512
Amount	$9,546	$752	$(14,252)	$—	$(3,954)	$55,751	$68	$(34,243)	$—	$21,576
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	37	$375
For the Year Ended October 31, 2010	134	$1,173

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities

28

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

29

The Hartford Global Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$9.56	$0.03	$–	$1.37	$1.40	$(0.05)	$–	$–	$(0.05)	$1.35	$10.91
B	9.45	(0.02)	–	1.37	1.35	–	–	–	–	1.35	10.80
C	9.45	(0.02)	–	1.37	1.35	–	–	–	–	1.35	10.80
I	9.60	0.05	–	1.37	1.42	(0.09)	–	–	(0.09)	1.33	10.93
R3	9.53	0.02	–	1.37	1.39	(0.04)	–	–	(0.04)	1.35	10.88
R4	9.57	0.03	–	1.37	1.40	(0.06)	–	–	(0.06)	1.34	10.91
R5	9.59	0.05	–	1.38	1.43	(0.09)	–	–	(0.09)	1.34	10.93
Y	9.58	0.05	–	1.38	1.43	(0.10)	–	–	(0.10)	1.33	10.91

For the Year Ended October 31, 2010 (G)
A	8.01	0.04	–	1.52	1.56	(0.01)	–	–	(0.01)	1.55	9.56
B	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
C	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
I	8.02	0.07	–	1.53	1.60	(0.02)	–	–	(0.02)	1.58	9.60
R3	8.00	0.02	–	1.51	1.53	–	–	–	–	1.53	9.53
R4	8.01	0.04	–	1.52	1.56	–	–	–	–	1.56	9.57
R5	8.02	0.07	–	1.51	1.58	(0.01)	–	–	(0.01)	1.57	9.59
Y	8.01	0.07	–	1.52	1.59	(0.02)	–	–	(0.02)	1.57	9.58

For the Year Ended October 31, 2009 (G)
A	6.55	0.03	–	1.50	1.53	(0.07)	–	–	(0.07)	1.46	8.01
B	6.51	(0.05)	–	1.53	1.48	(0.02)	–	–	(0.02)	1.46	7.97
C	6.51	(0.06)	–	1.54	1.48	(0.02)	–	–	(0.02)	1.46	7.97
I	6.56	0.07	–	1.47	1.54	(0.08)	–	–	(0.08)	1.46	8.02
R3	6.53	0.03	–	1.48	1.51	(0.04)	–	–	(0.04)	1.47	8.00
R4	6.54	0.04	–	1.49	1.53	(0.06)	–	–	(0.06)	1.47	8.01
R5	6.55	0.07	–	1.48	1.55	(0.08)	–	–	(0.08)	1.47	8.02
Y	6.56	0.02	–	1.52	1.54	(0.09)	–	–	(0.09)	1.45	8.01

From (commencement of operations) February 29, 2008, through October 31, 2008
A(I)	10.00	0.05	–	(3.50)	(3.45)	–	–	–	–	(3.45)	6.55
B(I)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
C(I)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
I(I)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56
R3(I)	10.00	0.03	–	(3.50)	(3.47)	–	–	–	–	(3.47)	6.53
R4(I)	10.00	0.04	–	(3.50)	(3.46)	–	–	–	–	(3.46)	6.54
R5(I)	10.00	0.06	–	(3.51)	(3.45)	–	–	–	–	(3.45)	6.55
Y(I)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)
During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

(I)	Commenced operations on February 29, 2008.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.71	%(E)	$51,405	1.74	%(F)	1.45	%(F)	1.45	%(F)	0.51	%(F)	48%
14.29	(E)	7,163	2.59	(F)	2.20	(F)	2.20	(F)	(0.25	) (F)	–
14.29	(E)	13,503	2.41	(F)	2.20	(F)	2.20	(F)	(0.24	) (F)	–
14.89	(E)	1,207	1.20	(F)	1.09	(F)	1.09	(F)	1.06	(F)	–
14.65	(E)	360	1.82	(F)	1.65	(F)	1.65	(F)	0.32	(F)	–
14.73	(E)	343	1.52	(F)	1.35	(F)	1.35	(F)	0.62	(F)	–
15.03	(E)	342	1.21	(F)	1.05	(F)	1.05	(F)	0.92	(F)	–
14.99	(E)	54,215	1.11	(F)	1.00	(F)	1.00	(F)	0.97	(F)	–

19.48		47,429	1.85		1.48		1.48		0.48		100
18.57		7,209	2.72		2.24		2.24		(0.30)		–
18.57		12,910	2.52		2.23		2.23		(0.30)		–
20.00		517	1.26		1.12		1.12		0.87		–
19.13		313	1.90		1.72		1.72		0.22		–
19.48		299	1.60		1.45		1.45		0.49		–
19.77		297	1.29		1.14		1.14		0.81		–
19.92		47,067	1.21		1.07		1.07		0.91		–

23.65		47,527	2.19		1.59		1.59		0.44		217	(H)
22.89		8,964	2.83		2.24		2.24		(0.82)		–
22.91		14,297	2.67		2.39		2.39		(0.99)		–
23.97		317	1.91		1.32		1.32		1.00		–
23.36		248	2.62		1.90		1.90		0.52		–
23.70		243	2.31		1.65		1.65		0.78		–
24.05		244	2.01		1.40		1.40		1.03		–
23.85		5,241	1.51		1.30		1.30		0.26		–

(34.50	) (E)	12,746	1.92	(F)	1.56	(F)	1.56	(F)	0.78	(F)	56
(34.90	) (E)	223	2.70	(F)	2.34	(F)	2.34	(F)	0.03	(F)	–
(34.90	) (E)	225	2.71	(F)	2.34	(F)	2.34	(F)	0.02	(F)	–
(34.40	) (E)	199	1.67	(F)	1.31	(F)	1.31	(F)	1.06	(F)	–
(34.70	) (E)	196	2.36	(F)	1.90	(F)	1.90	(F)	0.47	(F)	–
(34.60	) (E)	196	2.06	(F)	1.65	(F)	1.65	(F)	0.72	(F)	–
(34.50	) (E)	196	1.76	(F)	1.40	(F)	1.40	(F)	0.97	(F)	–
(34.40	) (E)	197	1.66	(F)	1.30	(F)	1.30	(F)	1.07	(F)	–

31

The Hartford Global Research Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

The Hartford Global Research Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Global Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,147.08	$7.72	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class B	$1,000.00	$1,142.86	$11.69	$1,000.00	$1,013.89	$10.98	2.20	181	365
Class C	$1,000.00	$1,142.86	$11.69	$1,000.00	$1,013.88	$10.99	2.20	181	365
Class I	$1,000.00	$1,148.89	$5.83	$1,000.00	$1,019.37	$5.47	1.09	181	365
Class R3	$1,000.00	$1,146.48	$8.78	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,147.31	$7.19	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R5	$1,000.00	$1,150.32	$5.60	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,149.93	$5.33	$1,000.00	$1,019.84	$5.01	1.00	181	365

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GR11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Growth Allocation A#	13.78%	17.08%	3.83%	6.38%
Growth Allocation A##		10.64%	2.66%	5.51%
Growth Allocation B#	13.39%	16.17%	3.04%	5.62%
Growth Allocation B##		11.17%	2.69%	5.62%
Growth Allocation C#	13.50%	16.27%	3.09%	5.64%
Growth Allocation C##		15.27%	3.09%	5.64%
Growth Allocation I#	14.10%	17.53%	4.18%	6.64%
Growth Allocation R3#	13.68%	16.69%	3.52%	6.14%
Growth Allocation R4#	13.86%	17.18%	3.85%	6.39%
Growth Allocation R5#	14.00%	17.52%	4.12%	6.59%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.48%
S&P 500 Index	16.35%	17.24%	2.95%	4.98%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 13.78%, before sales charges, for the six-month period ending April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was 11.71%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities —measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, because the stock / bond mix being relatively fixed at 40/60, we look to add value by strategically allocating within the stock and bond investment sub asset classes.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income had a mixed impact on overall performance. The fund benefited from exposure to inflation-protected securities (TIPS), which outperformed the Barclays Capital U.S. Aggregate Bond Index. Diversifying further into short-term bonds also benefited performance.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

3

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching for inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, we believe the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

Composition by Investments
as of April 30, 2011
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	4.9%
SPDR Dow Jones International Real Estate	0.7
SPDR Dow Jones REIT	0.3
The Hartford Capital Appreciation Fund, Class Y	14.8
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Disciplined Equity Fund, Class Y	1.6
The Hartford Dividend and Growth Fund, Class Y	1.7
The Hartford Equity Income Fund, Class Y	2.3
The Hartford Fundamental Growth Fund, Class Y	1.1
The Hartford Global Growth Fund, Class Y	4.0
The Hartford Global Research Fund, Class Y	1.2
The Hartford Growth Fund, Class Y	1.7
The Hartford Growth Opportunities Fund, Class Y	4.1
The Hartford Inflation Plus Fund, Class Y	3.7
The Hartford International Opportunities Fund, Class Y	4.0
The Hartford International Small Company Fund, Class Y	4.8
The Hartford International Value Fund, Class Y	1.1
The Hartford MidCap Fund, Class Y	0.8
The Hartford MidCap Value Fund, Class Y	1.3
The Hartford Short Duration Fund, Class Y	7.7
The Hartford Small Company Fund, Class Y	5.7
The Hartford Small/Mid Cap Equity Fund, Class Y	2.3
The Hartford SmallCap Growth Fund, Class Y	3.3
The Hartford Total Return Bond Fund, Class Y	8.5
The Hartford Value Fund, Class Y	15.7
The Hartford Value Opportunities Fund, Class Y	1.2
Vanguard Emerging Markets	1.3
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 92.8%
EQUITY FUNDS - 72.9%
2,893	The Hartford Capital Appreciation Fund, Class Y●		$114,633
97	The Hartford Capital Appreciation II Fund, Class Y●		1,528
887	The Hartford Disciplined Equity Fund, Class Y		12,714
635	The Hartford Dividend and Growth Fund, Class Y		13,291
1,299	The Hartford Equity Income Fund, Class Y		18,139
658	The Hartford Fundamental Growth Fund, Class Y●		8,241
1,730	The Hartford Global Growth Fund, Class Y		30,780
881	The Hartford Global Research Fund, Class Y		9,609
654	The Hartford Growth Fund, Class Y●		13,135
1,000	The Hartford Growth Opportunities Fund, Class Y		31,344
1,862	The Hartford International Opportunities Fund, Class Y		30,954
2,567	The Hartford International Small Company Fund, Class Y		36,791
626	The Hartford International Value Fund, Class Y		8,356
231	The Hartford MidCap Fund, Class Y●		6,144
761	The Hartford MidCap Value Fund, Class Y		10,108
1,774	The Hartford Small Company Fund, Class Y●		43,637
1,507	The Hartford Small/Mid Cap Equity Fund, Class Y		17,694
690	The Hartford SmallCap Growth Fund, Class Y●		25,345
9,811	The Hartford Value Fund, Class Y		121,270
626	The Hartford Value Opportunities Fund, Class Y		9,302
	Total equity funds
	(cost $510,372)		$563,015

FIXED INCOME FUNDS - 19.9%
2,383	The Hartford Inflation Plus Fund, Class Y		$28,005
6,027	The Hartford Short Duration Fund, Class Y		59,602
6,100	The Hartford Total Return Bond Fund, Class Y		65,518
	Total fixed income funds
	(cost $149,745)		$153,125

	Total investments in affiliated investment companies
	(cost $660,117)		$716,140

EXCHANGE TRADED FUNDS - 7.2%
1,199	Powershares DB Commodity Index Tracking Fund ●		$38,262
127	SPDR Dow Jones International Real Estate		5,267
30	SPDR Dow Jones REIT		2,041
202	Vanguard Emerging Markets		10,198

	Total exchange traded funds
	(cost $44,283)		$55,768

	Total long-term investments
	(cost $704,400)		$771,908

	Total investments
	(cost $704,400) ▲	100.0%	$771,908
	Other assets and liabilities	–%	83
	Total net assets	100.0%	$771,991

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $705,503 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$70,926
Unrealized Depreciation	(4,521)
Net Unrealized Appreciation	$66,405

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

5

The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$716,140	$716,140	$–	$–
Exchange Traded Funds	55,768	55,768	–	–
Total	$771,908	$771,908	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

6

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $44,283)	$55,768
Investments in underlying affiliated funds, at market value (cost $660,117)	716,140
Receivables:
Investment securities sold	447
Fund shares sold	931
Dividends and interest	432
Other assets	84
Total assets	773,802
Liabilities:
Payables:
Investment securities purchased	515
Fund shares redeemed	1,079
Investment management fees	14
Administrative fees	1
Distribution fees	55
Accrued expenses	147
Total liabilities	1,811
Net assets	$771,991
Summary of Net Assets:
Capital stock and paid-in-capital	$737,256
Accumulated distribution in excess of net investment income	(1,669)
Accumulated net realized loss on investments	(31,104)
Unrealized appreciation of investments	67,508
Net assets	$771,991

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.45/$13.17
Shares outstanding	36,579
Net assets	$455,468
Class B: Net asset value per share	$12.36
Shares outstanding	7,951
Net assets	$98,250
Class C: Net asset value per share	$12.36
Shares outstanding	14,923
Net assets	$184,406
Class I: Net asset value per share	$12.40
Shares outstanding	303
Net assets	$3,757
Class R3: Net asset value per share	$12.28
Shares outstanding	733
Net assets	$9,009
Class R4: Net asset value per share	$12.39
Shares outstanding	1,278
Net assets	$15,840
Class R5: Net asset value per share	$12.45
Shares outstanding	423
Net assets	$5,261

7

The Hartford Growth Allocation Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$410
Dividends from underlying affiliated funds	3,571
Total investment income	3,981

Expenses:
Investment management fees	488
Administrative services fees	21
Transfer agent fees	553
Distribution fees
Class A	535
Class B	476
Class C	871
Class R3	19
Class R4	18
Custodian fees	—
Accounting services fees	44
Registration and filing fees	57
Board of Directors' fees	7
Audit fees	8
Other expenses	60
Total expenses	3,157
Transfer agent fee waivers	—
Total	—
Total expenses, net	3,157
Net Investment Income	824
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	1,270
Net realized loss on investments in underlying affiliated funds	(891)
Net realized gain on investments in securities	68
Net Realized Gain on Investments	447
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	92,626
Net Changes in Unrealized Appreciation of Investments	92,626
Net Gain on Investments	93,073
Net Increase in Net Assets Resulting from Operations	$93,897

8

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$824	$2,494
Net realized gain (loss) on investments	447	(19,574)
Net unrealized appreciation of investments	92,626	110,997
Net Increase In Net Assets Resulting From Operations	93,897	93,917
Distributions to Shareholders:
From net investment income
Class A	(2,636)	(2,252)
Class I	(30)	(24)
Class R3	(47)	(10)
Class R4	(82)	(73)
Class R5	(45)	(40)
Total distributions	(2,840)	(2,399)
Capital Share Transactions:
Class A	(3,145)	(14,387)
Class B	(6,814)	(15,123)
Class C	(5,431)	(14,945)
Class I	373	330
Class R3	1,732	4,715
Class R4	379	1,521
Class R5	(184)	(873)
Net decrease from capital share transactions	(13,090)	(38,762)
Net Increase In Net Assets	77,967	52,756
Net Assets:
Beginning of period	694,024	641,268
End of period	$771,991	$694,024
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1,669)	$347

9

The Hartford Growth Allocation Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$2,399	$9,550
Long-Term Capital Gains *	—	12,856

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$347
Accumulated Capital Losses *	(30,448)
Unrealized Depreciation †	(26,221)
Total Accumulated Deficit	$(56,322)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$10,823
2018	19,625
Total	$30,448

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

14

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $1,269 and contingent deferred sales charges of $80 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $39. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	10

15

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$75,564
Sales Proceeds Excluding U.S. Government Obligations	88,057

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,457	223	(3,936)	—	(256)	6,550	216	(8,207)	—	(1,441)
Amount	$40,505	$2,565	$(46,215)	$—	$(3,145)	$67,393	$2,202	$(83,982)	$—	$(14,387)
Class B
Shares	79	—	(663)	—	(584)	124	—	(1,606)	—	(1,482)
Amount	$920	$—	$(7,734)	$—	$(6,814)	$1,271	$—	$(16,394)	$—	$(15,123)
Class C
Shares	1,137	—	(1,612)	—	(475)	2,479	—	(3,992)	—	(1,513)
Amount	$13,251	$—	$(18,682)	$—	$(5,431)	$25,354	$—	$(40,299)	$—	$(14,945)
Class I
Shares	228	2	(201)	—	29	165	2	(137)	—	30
Amount	$2,744	$24	$(2,395)	$—	$373	$1,707	$19	$(1,396)	$—	$330
Class R3
Shares	227	4	(79)	—	152	578	1	(112)	—	467
Amount	$2,582	$46	$(896)	$—	$1,732	$5,858	$10	$(1,153)	$—	$4,715
Class R4
Shares	186	7	(169)	—	24	363	7	(228)	—	142
Amount	$2,196	$82	$(1,899)	$—	$379	$3,754	$73	$(2,306)	$—	$1,521
Class R5
Shares	48	4	(68)	—	(16)	127	4	(218)	—	(87)
Amount	$568	$44	$(796)	$—	$(184)	$1,306	$40	$(2,219)	$—	$(873)
Total
Shares	5,362	240	(6,728)	—	(1,126)	10,386	230	(14,500)	—	(3,884)
Amount	$62,766	$2,761	$(78,617)	$—	$(13,090)	$106,643	$2,344	$(147,749)	$—	$(38,762)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	63	$739
For the Year Ended October 31, 2010	131	$1,361

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

16

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

17

The Hartford Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$11.01	$0.03	$–	$1.48	$1.51	$(0.07)	$–	$–	$(0.07)	$1.44	$12.45
B	10.90	(0.02)	–	1.48	1.46	–	–	–	–	1.46	12.36
C	10.89	(0.01)	–	1.48	1.47	–	–	–	–	1.47	12.36
I	10.97	0.05	–	1.49	1.54	(0.11)	–	–	(0.11)	1.43	12.40
R3	10.87	0.02	–	1.46	1.48	(0.07)	–	–	(0.07)	1.41	12.28
R4	10.95	0.03	–	1.48	1.51	(0.07)	–	–	(0.07)	1.44	12.39
R5	11.02	0.05	–	1.48	1.53	(0.10)	–	–	(0.10)	1.43	12.45

For the Year Ended October 31, 2010 (G)
A	9.58	0.07	–	1.42	1.49	(0.06)	–	–	(0.06)	1.43	11.01
B	9.50	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.90
C	9.49	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.89
I	9.55	0.10	–	1.42	1.52	(0.10)	–	–	(0.10)	1.42	10.97
R3	9.50	0.03	–	1.41	1.44	(0.07)	–	–	(0.07)	1.37	10.87
R4	9.53	0.07	–	1.42	1.49	(0.07)	–	–	(0.07)	1.42	10.95
R5	9.58	0.10	–	1.43	1.53	(0.09)	–	–	(0.09)	1.44	11.02

For the Year Ended October 31, 2009 (G)
A	8.58	0.12	–	1.24	1.36	(0.17)	(0.19)	–	(0.36)	1.00	9.58
B	8.48	0.06	–	1.23	1.29	(0.08)	(0.19)	–	(0.27)	1.02	9.50
C	8.48	0.06	–	1.23	1.29	(0.09)	(0.19)	–	(0.28)	1.01	9.49
I	8.57	0.14	–	1.25	1.39	(0.22)	(0.19)	–	(0.41)	0.98	9.55
R3	8.51	0.03	–	1.30	1.33	(0.15)	(0.19)	–	(0.34)	0.99	9.50
R4	8.56	0.10	–	1.25	1.35	(0.19)	(0.19)	–	(0.38)	0.97	9.53
R5	8.60	0.13	–	1.25	1.38	(0.21)	(0.19)	–	(0.40)	0.98	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	–	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	(5.93)	8.58
B	14.37	0.03	–	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
C	14.37	0.04	–	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
I	14.49	0.37	–	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	(5.92)	8.57
R3	14.46	0.18	–	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	(5.95)	8.51
R4	14.51	0.43	–	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	(5.95)	8.56
R5	14.54	0.46	–	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	(5.94)	8.60

For the Year Ended October 31, 2007
A	12.66	0.14	–	2.23	2.37	(0.24)	(0.28)	–	(0.52)	1.85	14.51
B	12.57	0.04	–	2.21	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
C	12.57	0.05	–	2.20	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
I	12.67	0.26	–	2.14	2.40	(0.30)	(0.28)	–	(0.58)	1.82	14.49
R3(H)	12.59	(0.02)	–	1.89	1.87	–	–	–	–	1.87	14.46
R4(H)	12.59	–	–	1.92	1.92	–	–	–	–	1.92	14.51
R5(H)	12.59	–	–	1.95	1.95	–	–	–	–	1.95	14.54

For the Year Ended October 31, 2006
A	11.27	0.07	–	1.46	1.53	(0.13)	(0.01)	–	(0.14)	1.39	12.66
B	11.19	0.03	–	1.42	1.45	(0.06)	(0.01)	–	(0.07)	1.38	12.57
C	11.19	0.03	–	1.42	1.45	(0.06)	(0.01)	–	(0.07)	1.38	12.57
I(I)	12.16	(0.01)	–	0.52	0.51	–	–	–	–	0.51	12.67

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.78	%(E)	$455,468	0.59	%(F)	0.59	%(F)	0.59	%(F)	0.50	%(F)	10%
13.39	(E)	98,250	1.38	(F)	1.38	(F)	1.38	(F)	(0.28	) (F)	–
13.50	(E)	184,406	1.32	(F)	1.32	(F)	1.32	(F)	(0.23	) (F)	–
14.10	(E)	3,757	0.26	(F)	0.26	(F)	0.26	(F)	0.84	(F)	–
13.68	(E)	9,009	0.89	(F)	0.89	(F)	0.89	(F)	0.18	(F)	–
13.86	(E)	15,840	0.58	(F)	0.58	(F)	0.58	(F)	0.50	(F)	–
14.00	(E)	5,261	0.28	(F)	0.28	(F)	0.28	(F)	0.82	(F)	–

15.60		405,386	0.61		0.61		0.61		0.67		23
14.74		93,002	1.41		1.41		1.41		(0.13)		–
14.75		167,745	1.34		1.34		1.34		(0.07)		–
15.96		3,005	0.27		0.27		0.27		1.02		–
15.21		6,314	0.90		0.90		0.90		0.35		–
15.67		13,734	0.59		0.59		0.59		0.66		–
16.06		4,838	0.29		0.29		0.29		0.98		–

17.06		366,509	0.68		0.68		0.68		1.45		7
16.13		95,176	1.51		1.44		1.44		0.70		–
16.10		160,530	1.43		1.43		1.43		0.72		–
17.47		2,335	0.28		0.28		0.28		1.70		–
16.76		1,081	1.00		1.00		1.00		0.35		–
16.96		10,597	0.61		0.61		0.61		1.22		–
17.38		5,040	0.31		0.31		0.31		1.62		–

(35.00)		329,312	0.59		0.59		0.59		1.06		13
(35.52)		89,717	1.41		1.41		1.41		0.26		–
(35.50)		148,584	1.34		1.34		1.34		0.34		–
(34.75)		1,310	0.23		0.23		0.23		0.97		–
(35.32)		49	1.06		1.06		1.06		0.34		–
(34.95)		4,825	0.59		0.59		0.59		0.17		–
(34.78)		2,917	0.30		0.30		0.30		0.63		–

19.35		503,345	0.60		0.60		0.60		0.93		39
18.40		143,140	1.41		1.32		1.32		0.22		–
18.44		238,997	1.34		1.31		1.31		0.25		–
19.71		804	0.23		0.23		0.23		0.58		–
14.85	(E)	53	0.95	(F)	0.93	(F)	0.93	(F)	(0.26	) (F)	–
15.25	(E)	325	0.66	(F)	0.65	(F)	0.65	(F)	(0.01	) (F)	–
15.49	(E)	782	0.38	(F)	0.38	(F)	0.38	(F)	0.25	(F)	–

13.64		370,088	0.69		0.67		0.67		0.49		13
12.96		107,818	1.51		1.32		1.32		(0.15)		–
12.96		181,434	1.44		1.32		1.32		(0.16)		–
4.19	(E)	10	0.66	(F)	0.42	(F)	0.42	(F)	0.16	(F)	–

19

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,137.83	$3.12	$1,000.00	$1,021.87	$2.95	0.59%	181	365
Class B	$1,000.00	$1,133.94	$7.30	$1,000.00	$1,017.95	$6.91	1.38	181	365
Class C	$1,000.00	$1,134.99	$7.00	$1,000.00	$1,018.24	$6.62	1.32	181	365
Class I	$1,000.00	$1,140.98	$1.36	$1,000.00	$1,023.53	$1.28	0.26	181	365
Class R3	$1,000.00	$1,136.85	$4.71	$1,000.00	$1,020.39	$4.45	0.89	181	365
Class R4	$1,000.00	$1,138.58	$3.10	$1,000.00	$1,021.90	$2.93	0.58	181	365
Class R5	$1,000.00	$1,140.04	$1.51	$1,000.00	$1,023.38	$1.43	0.28	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-GA11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford High Yield Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford High Yield Fund inception 09/30/1998
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
High Yield A#	6.93%	13.39%	7.85%	6.40%
High Yield A##		8.29%	6.86%	5.91%
High Yield B#	6.57%	12.61%	7.04%	NA*
High Yield B##		7.61%	6.74%	NA*
High Yield C#	6.57%	12.64%	7.04%	5.66%
High Yield C##		11.64%	7.04%	5.66%
High Yield I#	7.34%	13.96%	8.21%	6.57%
High Yield R3#	6.92%	13.25%	7.68%	6.53%
High Yield R4#	7.07%	13.57%	7.99%	6.68%
High Yield R5#	7.23%	13.89%	8.21%	6.79%
High Yield Y#	7.27%	13.83%	8.27%	6.82%
Barclays Capital U.S. Corporate High-Yield Bond Index	6.15%	13.42%	9.32%	8.93%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Carlos Feged, CFA	James Serhant, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 6.93%, before sales charge, for the six-month period ended April 30, 2011. In comparison, the Fund’s benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index returned 6.15%, while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, was 6.11%.

Why did the Fund perform this way?

The Fund’s benchmark relative outperformance over the period was primarily driven by strong security selection. The Fund overcame underweights (i.e. the Fund’s sector position was less than the benchmark) to the Information Technology and Utilities sectors, the two best performing sectors in the benchmark over the period, by demonstrating strong credit selection across all major industry sectors, with particular strength in Consumer Staples, Industrials and Financials.

Significant contributions came from investments in Springleaf Financial formerly American General (Financials), Level 3 Communications (Telecom Services), HCA Holdings, Inc. (Healthcare), MGM Resorts International (Gaming) and Great Atlantic & Pacific Tea Company (Consumer Staples). The Fund maintained a slightly higher risk profile relative to the benchmark and favored the consumer discretionary and consumer staples sectors that were expected to benefit from the continued U.S. economic recovery.

The most significant drag on performance over the period was the Fund’s defensive positioning and relative underweight to the large 2007 Leveraged Buyouts (LBOs), specifically Clear Channel Communications, Energy Future Holdings (formerly TXU Corp), First Data Corporation, Freescale Semiconductor and Harrah’s Entertainment. Together, these issuers make up approximately 5% of the Broad High Yield Market and constitute very large, highly levered capital structures. Over the last six months, returns of bonds issued by each of these companies have significantly exceeded that of the broader market. Investors in this space have embraced a more aggressive risk tolerance, and the companies have been able to address upcoming debt maturities to some extent. Nevertheless, we believe the amount of debt within these capital structures exceeds the intrinsic value of the enterprises supporting that debt. If these companies cannot issue equity to reduce debt, they stand the risk of headlining the next cycle’s default wave, and the subordinated bonds of these companies will likely experience significant price declines with minimal recoveries.

What is your outlook?

The High Yield Market ended April 2011 at an all-time historical low yield of 6.75%, but with a still respectable spread to U.S. Treasuries of approximately 500 bps. This presents a dichotomy (low yield vs. attractive spread) that has pervaded the market for the last several months. We expect the economy to be robust enough to support a very low default rate for the next 12 months, aided by robust capital markets that have enabled companies to extend their debt maturity profile. We believe that this should help the “attractive spread” to provide a cushion in a rising interest rate environment to which the low absolute yields are exposed, making High Yield an attractive asset class within the fixed income landscape. In a rising interest rate environment, we would expect High Yield spreads to compress to the 400 bps-area over the next 12 months.

We believe that the key risk to the High Yield asset class would be a significant slowing of the economy, which we believe is an increasing probability as the end of the Federal Reserve’s Quantitative Easing program (QE2) approaches and as government stimulus rolls off. In that environment, the low absolute yields of the High Yield Market would provide little protection to a widening of credit spreads and would also increase the likelihood of an increase in the default rate.

On balance, we continue to believe that the High Yield Market will have positive returns over the next 12-months, albeit with bouts of volatility. We believe that at current yields, the market offers little room for error, which means idiosyncratic risk will be the key driver of returns in 2011, and earnings disappointments from companies will likely be punished by the market. Event risk is also a major theme as Merger & Acquisition activity remains robust and companies begin to address 2013-2015 debt maturities.

3

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
A	0.5%
Baa / BBB	0.7
Ba / BB	16.6
B	46.7
Caa / CCC or Lower	26.3
Unrated	3.5
Cash	6.4
Other Assets & Liabilities	(0.7)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Security Type
as of April 30, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.5%
Common Stocks	0.3
Corporate Bonds: Investment Grade	1.2
Corporate Bonds: Non-Investment Grade	83.3
Preferred Stocks	1.4
Senior Floating Rate Interests: Non-Investment Grade	9.3
Warrants	0.1
Short-Term Investments	4.6
Other Assets and Liabilities	(0.7)
Total	100.0%

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	4.1%
Administrative Waste Management and Remediation	0.6
Agriculture, Forestry, Fishing and Hunting	0.7
Air Transportation	0.8
Apparel Manufacturing	0.4
Arts, Entertainment and Recreation	9.9
Chemical Manufacturing	1.8
Computer and Electronic Product Manufacturing	2.8
Construction	1.0
Educational Services	0.3
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	13.8
Food Manufacturing	1.7
Food Services	0.6
Health Care and Social Assistance	6.0
Information	10.4
Machinery Manufacturing	0.6
Mining	2.2
Miscellaneous Manufacturing	0.9
Motor Vehicle & Parts Manufacturing	3.7
Nonmetallic Mineral Product Manufacturing	0.5
Paper Manufacturing	2.3
Petroleum and Coal Products Manufacturing	6.7
Pipeline Transportation	1.4
Plastics and Rubber Products Manufacturing	0.8
Primary Metal Manufacturing	1.2
Printing and Related Support Activities	0.6
Professional, Scientific and Technical Services	2.7
Rail Transportation	0.3
Real Estate and Rental and Leasing	2.9
Retail Trade	5.8
Soap, Cleaning Compound, and Toilet Manufacturing	0.4
Textile Product Mills	0.3
Truck Transportation	0.8
Utilities	3.6
Water Transportation	0.5
Wholesale Trade	0.9
Other Securities
Automobiles & Components	1.4
Energy	0.3
Food, Beverage & Tobacco	0.1
Software & Services	0.0
Short-Term Investments	4.6
Other Assets and Liabilities	(0.7)
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Banc of America Large Loan
$2,544	1.97%, 11/15/2015 ■Δ╦	$2,430
	Soundview NIM Trust
920	0.00%, 12/25/2036 ⌂●	–
		2,430
	Total asset & commercial mortgage backed securities
	(cost $3,279)	$2,430

CORPORATE BONDS: INVESTMENT GRADE - 1.2%
	Computer and Electronic Product Manufacturing - 0.4%
	Seagate Technology International
$1,417	10.00%, 05/01/2014 ■╦	$1,665

	Information - 0.8%
	Qwest Corp.
1,669	7.25%, 10/15/2035 ╦	1,692
	Verizon Communications, Inc.
2,125	0.92%, 03/28/2014 ‡Δ	2,146
		3,838
	Total corporate bonds: investment grade
	(cost $5,126)	$5,503

CORPORATE BONDS: NON-INVESTMENT GRADE - 83.3%
	Accommodation and Food Services - 4.1%
	Harrah's Operating Co., Inc.
$572	11.25%, 06/01/2017	$652
	Marina District Finance Co., Inc.
1,222	9.50%, 10/15/2015 ■	1,310
	MGM Mirage, Inc.
6,805	11.13%, 11/15/2017	7,911
	MGM Resorts International
6,190	11.38%, 03/01/2018	7,057
	Sugarhouse HSP Gaming Prop Mezz L.P.
628	8.63%, 04/15/2016 ■	644
	Wynn Las Vegas LLC
766	7.75%, 08/15/2020	837
		18,411
	Administrative Waste Management and Remediation - 0.6%
	Bankrate, Inc.
973	11.75%, 07/15/2015 ■╦	1,114
	EnergySolutions, Inc.
1,521	10.75%, 08/15/2018 ■	1,688
		2,802
	Agriculture, Forestry, Fishing and Hunting - 0.7%
	American Seafood Group LLC
1,803	10.75%, 05/15/2016 ■	1,947
1,125	15.00%, 05/15/2017 ■	1,138
		3,085
	Air Transportation - 0.4%
	Continental Airlines, Inc.
1,552	7.37%, 12/15/2015	1,555
	United Air Lines, Inc.
285	9.88%, 08/01/2013 ■	302
		1,857
	Apparel Manufacturing - 0.4%
	Quiksilver, Inc.
2,028	6.88%, 04/15/2015	2,000

	Arts, Entertainment and Recreation - 8.9%
	Ameristar Casinos, Inc.
449	7.50%, 04/15/2021 ■	460
	Bresnan Broadband Holdings LLC
1,228	8.00%, 12/15/2018 ■	1,305
	Cenveo, Inc.
1,605	10.50%, 08/15/2016 ■	1,629
	Cequel Communication LLC
1,644	8.63%, 11/15/2017 ■	1,763
	Citadel Broadcasting Corp.
1,857	7.75%, 12/15/2018 ■	2,010
	Citycenter Holdings LLC
1,300	10.75%, 01/15/2017 ■	1,330
	Clubcorp Club Operations, Inc.
1,751	10.00%, 12/01/2018 ■	1,790
	Cumulus Media, Inc.
238	7.75%, 05/01/2019 ■☼	238
	Downstream Development Authority
1,885	12.00%, 10/15/2015 ■	2,036
	FireKeepers Development Authority
3,935	13.88%, 05/01/2015 ■	4,633
	First Data Corp.
3,392	10.55%, 09/24/2015	3,516
	Knight Ridder, Inc.
5,981	6.88%, 03/15/2029	3,947
	McClatchy Co.
3,102	11.50%, 02/15/2017	3,389
	NAI Entertainment Holdings LLC
870	8.25%, 12/15/2017 ■	940
	TL Acquisitions, Inc.
1,603	13.25%, 07/15/2015 ■	1,691
	UPC Germany GMBH
1,600	8.13%, 12/01/2017 ■	1,692
	Virgin Media Finance plc
1,420	9.50%, 08/15/2016	1,628
	XM Satellite Radio, Inc.
1,771	7.63%, 11/01/2018 ■	1,886
3,521	13.00%, 08/01/2013 ■	4,181
		40,064
	Chemical Manufacturing - 1.8%
	Eastman Kodak Co.
1,700	10.63%, 03/15/2019 ■	1,751
	Ferro Corp.
1,657	7.88%, 08/15/2018	1,773
	Ineos Group Holdings plc
1,770	8.50%, 02/15/2016 ■	1,832
	Lyondell Chemical Co.
2,244	11.00%, 05/01/2018	2,536
		7,892
	Computer and Electronic Product Manufacturing - 2.4%
	Advanced Micro Devices, Inc.
1,251	8.13%, 12/15/2017	1,323
	Magnachip Semiconductor
1,447	10.50%, 04/15/2018	1,632
The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 83.3% - (continued)
	Computer and Electronic Product Manufacturing - 2.4% - (continued)
	Nextel Communications, Inc.
$1,606	7.38%, 08/01/2015	$1,618
	Seagate HDD Cayman
1,625	7.75%, 12/15/2018 ■	1,723
	Sorenson Communications
1,210	10.50%, 02/01/2015 ■	892
	Spansion LLC
1,409	7.88%, 11/15/2017 ■	1,444
	Stratus Technologies, Inc.
779	12.00%, 03/29/2015 ⌂	728
	Viasystems, Inc.
1,160	12.00%, 01/15/2015 ■	1,302
		10,662
	Construction - 1.0%
	D.R. Horton, Inc.
1,210	6.50%, 04/15/2016	1,265
	KB Home & Broad Home Corp.
1,360	6.25%, 06/15/2015	1,346
	Pulte Homes, Inc.
1,854	7.88%, 06/15/2032	1,706
		4,317
	Educational Services - 0.3%
	Laureate Education, Inc.
1,388	10.00%, 08/15/2015 ■	1,461

	Fabricated Metal Product Manufacturing - 0.3%
	BWAY Holding Co.
1,113	10.00%, 06/15/2018	1,222

	Finance and Insurance - 12.2%
	Ally Financial, Inc.
2,275	7.50%, 09/15/2020 ■‡	2,480
1,962	8.30%, 02/12/2015	2,207
	CB Richard Ellis Service
1,420	11.63%, 06/15/2017	1,679
	CIT Group, Inc.
1,832	5.25%, 04/01/2014 ■	1,876
12,301	7.00%, 05/01/2017	12,401
	CNL Lifestyle Properties
874	7.25%, 04/15/2019 ■	852
	Ford Motor Credit Co.
2,305	12.00%, 05/15/2015	2,942
	Hub International Holdings, Inc.
566	9.00%, 12/15/2014 ■	590
981	10.25%, 06/15/2015 ■	1,020
	LBI Escrow Corp.
2,230	8.00%, 11/01/2017 ■	2,486
	Liberty Mutual Group, Inc.
2,174	10.75%, 06/15/2058 ■	2,957
	Offshore Group Investments Ltd.
1,355	11.50%, 08/01/2015	1,513
	Penson Worldwide, Inc.
1,417	12.50%, 05/15/2017 ■	1,484
	Pinafore LLC
975	9.00%, 10/01/2018 ■	1,065
	Provident Funding Associates L.P.
1,222	10.13%, 02/15/2019 ■	1,276
2,689	10.25%, 04/15/2017 ■	2,998
	Residential Capital LLC
2,110	9.63%, 05/15/2015	2,152
	Springleaf Finance Corp.
12,137	6.90%, 12/15/2017	11,378
	UPCB Finance III Ltd.
1,735	6.63%, 07/01/2020 ■	1,707
		55,063
	Food Manufacturing - 1.7%
	Blue Merger Sub, Inc.
1,750	7.63%, 02/15/2019 ■	1,791
	Dole Food Co., Inc.
2,091	13.88%, 03/15/2014	2,546
	Smithfield Foods, Inc.
2,849	10.00%, 07/15/2014	3,376
		7,713
	Food Services - 0.6%
	ARAMARK Holdings Corp.
268	8.63%, 05/01/2016 ■	275
	Landry's Restaurants, Inc.
2,204	11.63%, 12/01/2015	2,386
		2,661
	Health Care and Social Assistance - 5.7%
	Alere, Inc.
1,566	7.88%, 02/01/2016	1,668
	Aurora Diagnostics Holdings
1,653	10.75%, 01/15/2018 ■	1,703
	Biomet, Inc.
1,901	10.38%, 10/15/2017	2,112
	HCA, Inc.
6,206	7.50%, 11/15/2095	5,097
1,449	8.50%, 04/15/2019	1,608
4,225	9.25%, 11/15/2016	4,531
	IASIS Healthcare Capital Corp.
1,993	8.75%, 06/15/2014	2,033
	LifePoint Hospitals, Inc.
1,693	6.63%, 10/01/2020 ■	1,765
	Rite Aid Corp.
1,503	10.25%, 10/15/2019	1,668
	Valeant Pharmaceuticals International
1,678	7.00%, 10/01/2020 ■	1,649
	Warner Chilcott, Inc.
1,936	7.75%, 09/15/2018 ■	2,040
		25,874
	Information - 7.9%
	Avaya, Inc.
534	10.13%, 11/01/2015	553
	Charter Communications Holdings II LLC
2,064	13.50%, 11/30/2016	2,490
	Citizens Communications Co.
1,766	7.88%, 01/15/2027	1,702
	Clearwire Corp.
2,393	12.00%, 12/01/2015 ■	2,602
	Evertec, Inc.
1,327	11.00%, 10/01/2018 ■	1,430

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 83.3% - (continued)
	Information - 7.9% - (continued)
	GXS Worldwide, Inc.
$1,625	9.75%, 06/15/2015	$1,661
	iGate Corp.
1,330	9.00%, 05/01/2016 ■	1,363
	Intelsat Bermuda Ltd.
1,952	11.50%, 02/04/2017	2,137
	Intelsat Jackson Holdings Ltd.
3,040	8.50%, 11/01/2019	3,276
	Kabel Baden Wurttemberg GMBH & Co.
1,441	7.50%, 03/15/2019 ■	1,477
	Level 3 Financing, Inc.
5,487	10.00%, 02/01/2018	5,926
	PAETEC Holding Corp.
1,621	9.88%, 12/01/2018 ■	1,755
	Sprint Capital Corp.
2,039	8.75%, 03/15/2032	2,233
	Trilogy International Partners LLC
2,085	10.25%, 08/15/2016 ■	2,168
	Videotron Ltee
1,491	9.13%, 04/15/2018	1,670
	Wind Acquisition Finance S.A.
1,163	11.75%, 07/15/2017 ■	1,352
	Windstream Corp.
1,880	7.75%, 10/01/2021 ■	1,988
		35,783
	Machinery Manufacturing - 0.6%
	Case New Holland, Inc.
2,329	7.88%, 12/01/2017 ■	2,603

	Mining - 1.2%
	FMG Resources Pty Ltd.
2,439	7.00%, 11/01/2015 ■‡	2,573
	International Coal Group, Inc.
1,871	9.13%, 04/01/2018	2,119
	Taseko Mines, Ltd.
811	7.75%, 04/15/2019	837
		5,529
	Miscellaneous Manufacturing - 0.9%
	BE Aerospace, Inc.
1,262	6.88%, 10/01/2020	1,328
	Reynolds Group Issuer, Inc.
1,075	7.13%, 04/15/2019 ■	1,121
1,615	9.00%, 04/15/2019 ■	1,702
		4,151
	Motor Vehicle & Parts Manufacturing - 1.7%
	Commercial Vehicle Group, Inc.
235	7.88%, 04/15/2019 ■	240
	Dana Holding Corp.
880	6.50%, 02/15/2019	887
	Ford Motor Co.
955	7.50%, 08/01/2026	1,028
2,469	9.22%, 09/15/2021	2,928
	TRW Automotive, Inc.
1,244	3.50%, 12/01/2015 ۞■	2,553
		7,636
	Paper Manufacturing - 2.3%
	Clearwater Paper Corp.
656	7.13%, 11/01/2018 ■	682
	Domtar Corp.
2,155	10.75%, 06/01/2017	2,726
	Georgia-Pacific LLC
1,808	8.88%, 05/15/2031	2,215
	Mercer International, Inc.
1,833	9.50%, 12/01/2017 ■	2,012
	New Page Corp.
977	10.00%, 05/01/2012	575
	Sappi Papier Holding, Inc.
1,143	6.63%, 04/15/2021 ■	1,160
	Westvaco Corp.
1,050	8.20%, 01/15/2030	1,132
		10,502
	Petroleum and Coal Products Manufacturing - 6.7%
	Alon Refinancing Krotz Springs, Inc.
1,967	13.50%, 10/15/2014	2,083
	Bill Barrett Corp.
1,060	9.88%, 07/15/2016 ‡	1,206
	Calumet Specialty Products Partners L.P.
472	9.38%, 05/01/2019 ■	493
	Chaparral Energy, Inc.
1,447	9.88%, 10/01/2020 ■	1,635
	Chesapeake Energy Corp.
1,755	6.88%, 08/15/2018	1,917
	Concho Resources, Inc.
1,579	7.00%, 01/15/2021	1,666
	Denbury Resources, Inc.
1,288	9.75%, 03/01/2016	1,452
	Drummond Co., Inc.
1,542	9.00%, 10/15/2014 ■	1,629
	EV Energy Partners Finance
1,143	8.00%, 04/15/2019 ■	1,180
	Gibson Energy
1,254	10.00%, 01/15/2018	1,326
	Headwaters, Inc.
1,153	7.63%, 04/01/2019 ■	1,173
	James River Escrow, Inc.
443	7.88%, 04/01/2019 ■	464
	Key Energy Services, Inc.
922	6.75%, 03/01/2021	947
	Plains Exploration & Production Co.
2,273	10.00%, 03/01/2016	2,569
	Regency Energy Partners L.P.
1,521	9.38%, 06/01/2016	1,730
	Rosetta Resources, Inc.
1,502	9.50%, 04/15/2018	1,667
	Sandridge Energy, Inc.
1,391	7.50%, 03/15/2021 ■	1,464
	Star Gas Partners L.P.
439	8.88%, 12/01/2017	454
	Targa Resources Partners
1,444	11.25%, 07/15/2017 ‡	1,675
	Venoco, Inc.
1,165	8.88%, 02/15/2019 ■	1,170
	Western Refining, Inc.
1,858	11.25%, 06/15/2017 ■	2,114
		30,014

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 83.3% - (continued)
	Pipeline Transportation - 1.4%
	Chesapeake Midstream Partners
$771	5.88%, 04/15/2021 ■	$778
	Dynegy Holdings, Inc.
2,660	7.75%, 06/01/2019	2,075
	El Paso Corp.
1,563	7.80%, 08/01/2031	1,786
	Energy Transfer Equity L.P.
1,322	7.50%, 10/15/2020	1,447
		6,086
	Plastics and Rubber Products Manufacturing - 0.6%
	Plastipak Holdings, Inc.
1,114	10.63%, 08/15/2019 ■	1,286
	Titan International, Inc.
1,276	7.88%, 10/01/2017 ■	1,372
		2,658
	Primary Metal Manufacturing - 1.2%
	Aleris International, Inc.
1,755	7.63%, 02/15/2018 ■‡	1,799
	Aperam
1,127	7.75%, 04/01/2018 ■	1,168
	Novelis, Inc.
2,273	8.38%, 12/15/2017	2,511
		5,478
	Printing and Related Support Activities - 0.6%
	Harland Clarke Holdings
1,760	9.50%, 05/15/2015	1,729
	Sheridan Group, Inc.
1,078	12.50%, 04/15/2014 ■	1,030
		2,759
	Professional, Scientific and Technical Services - 2.7%
	Affinion Group, Inc.
6,880	11.50%, 10/15/2015	7,155
3,554	11.63%, 11/15/2015 ■	3,625
	Global Geophysical Services, Inc.
1,349	10.50%, 05/01/2017	1,461
		12,241
	Rail Transportation - 0.3%
	RailAmerica, Inc.
1,140	9.25%, 07/01/2017	1,268

	Real Estate and Rental and Leasing - 2.9%
	Ashtead Capital, Inc.
1,900	9.00%, 08/15/2016 ■	2,005
	Avis Budget Car Rental LLC
1,923	9.63%, 03/15/2018	2,135
	International Lease Finance Corp.
2,725	8.88%, 09/01/2017	3,106
	Maxim Crane Works L.P.
1,611	12.25%, 04/15/2015 ■	1,671
	Realogy Corp.
1,356	11.75%, 04/15/2014	1,377
	RSC Equipment Rental, Inc.
1,642	8.25%, 02/01/2021 ■	1,732
	United Rentals North America, Inc.
1,182	8.38%, 09/15/2020	1,259
		13,285
	Retail Trade - 4.7%
	Building Materials Corp.
695	6.75%, 05/01/2021 ■	704
2,207	7.50%, 03/15/2020 ■‡	2,337
	Dollar General Corp.
1,985	11.88%, 07/15/2017	2,278
	Federated Retail Holdings, Inc.
1,232	6.38%, 03/15/2037	1,232
	Hillman Group, Inc.
1,386	10.88%, 06/01/2018	1,538
333	10.88%, 06/01/2018 ■	370
	J.C. Penney Co., Inc.
1,854	7.63%, 03/01/2097	1,655
	Liz Claiborne, Inc.
1,235	10.50%, 04/15/2019 ■	1,260
	Masonite International Co.
1,770	8.25%, 04/15/2021 ■	1,809
	Nebraska Book Co.
1,562	10.00%, 12/01/2011	1,558
	RadioShack Corp.
231	6.75%, 05/15/2019 ■	232
	Sears Holdings Corp.
1,709	6.63%, 10/15/2018 ■	1,673
	Supervalu, Inc.
1,314	8.00%, 05/01/2016	1,365
	Toys R Us, Inc.
1,611	7.38%, 09/01/2016 ■	1,687
	Uncle Acquisition Corp.
1,434	8.63%, 02/15/2019 ■	1,523
		21,221
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.4%
	Yankee Candle Co.
1,723	10.25%, 02/15/2016 ■	1,775

	Textile Product Mills - 0.3%
	Interface, Inc.
1,133	7.63%, 12/01/2018 ■	1,214

	Truck Transportation - 0.8%
	Swift Transportation Co., Inc.
3,549	12.50%, 05/15/2017 ■	3,815

	Utilities - 3.6%
	AES Corp.
1,466	9.75%, 04/15/2016	1,697
	Calpine Corp.
2,115	7.88%, 01/15/2023 ■‡	2,253
	Edison Mission Energy
3,724	7.00%, 05/15/2017	2,951
	Energy Future Intermediate Holding Co. LLC
2,200	10.00%, 12/01/2020	2,365
	NRG Energy, Inc.
4,152	8.50%, 06/15/2019	4,422
	Reliant Energy, Inc.
1,274	9.24%, 07/02/2017	1,385
	Texas Competitive Electric Co.
942	11.50%, 10/01/2020 ■	968
		16,041

 The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 83.3% - (continued)
	Water Transportation - 0.5%
	NCL Corp., Ltd.
$543	11.75%, 11/15/2016	$637
	Ship Finance International Ltd.
1,548	8.50%, 12/15/2013 ‡	1,573
		2,210
	Wholesale Trade - 0.9%
	Spectrum Brands, Inc.
2,238	12.00%, 08/28/2019	2,507
	U.S. Foodservice, Inc.
1,580	10.25%, 06/30/2015 ■	1,671
		4,178
	Total corporate bonds: non-investment grade
	(cost $354,511)	$375,531

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 9.3%
	Air Transportation - 0.4%
	MacQuarie Aircraft Leasing Finance S.A.,
	Second Lien Term Loan
$1,917	4.21%, 11/29/2013 ±⌂	$1,744

	Arts, Entertainment and Recreation - 1.0%
	AMC Entertainment Holdings, Inc.
3,619	5.31%, 06/13/2012 ±☼	3,590
	Chester Downs and Marina LLC, Loan
840	12.38%, 07/31/2016 ±☼	858
		4,448
	Finance and Insurance - 1.1%
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan
230	8.75%, 12/17/2017 ±	236
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan
547	8.75%, 12/17/2017 ±	562
	Nuveen Investments, Inc., Second Lien Term Loan
3,959	12.50%, 07/31/2015 ±	4,226
		5,024
	Health Care and Social Assistance - 0.3%
	IASIS Healthcare Capital Corp., PIK Term Loan
1,380	5.46%, 06/13/2014 ±	1,389

	Information - 1.7%
	Level 3 Communications Corp., Tranche Loan B Add-On
3,924	11.50%, 03/13/2014 ±	4,194
	WideOpenWest Finance LLC, Second Lien Term Loan
3,285	6.47%, 06/29/2015 ±	3,179
		7,373
	Mining - 1.0%
	Alpha Natural Resources, Inc.
4,215	5.25%, 01/28/2012 ±⌂☼	4,215

	Motor Vehicle & Parts Manufacturing - 2.0%
	General Motors Co.
9,860	0.75%, 10/27/2015 ±☼	8,991

	Nonmetallic Mineral Product Manufacturing - 0.5%
	Silgan Holdings, Inc.
2,455	6.25%, 01/20/2012 ◊☼	2,443

	Plastics and Rubber Products Manufacturing - 0.2%
	Styron Corp.
993	6.00%, 08/02/2017 ±	1,004

	Retail Trade - 1.1%
	Easton-Bell Sports, Inc.
5,058	11.50%, 12/31/2015 ±⌂☼	5,058

	Total senior floating rate interests: non-investment grade
	(cost $41,135)	$41,689

COMMON STOCKS - 0.3%
	Energy - 0.3%
104,552	KCA Deutag ⌂●†	$1,317

	Software & Services - 0.0%
16	Stratus Technologies, Inc. ⌂●†	–

	Total common stocks
	(cost $1,417)	$1,317

PREFERRED STOCKS - 1.4%
	Automobiles & Components - 1.4%
11	Dana Holding Corp., 4.00% ۞■	$1,689
91	General Motors Co., 4.75% ۞	4,520
		6,209
	Software & Services - 0.0%
4	Stratus Technologies, Inc. ⌂†	–

	Total preferred stocks
	(cost $6,218)	$6,209

WARRANTS - 0.1%
	Food, Beverage & Tobacco - 0.1%
1	ASG Consolidated LLC ⌂	$180

	Total warrants
	(cost $32)	$180

	Total long-term investments
	(cost $411,718)	$432,859

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 4.6%
	Investment Pools and Funds - 4.6%
	JP Morgan U.S. Government
20,871	Money Market Fund		$20,871

	Total short-term investments
	(cost $20,871)		$20,871

	Total investments
	(cost $432,589) ▲	100.7%	$453,730
	Other assets and liabilities	(0.7)%	(3,120)
	Total net assets	100.0%	$450,610

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.0% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $433,211 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$22,899
Unrealized Depreciation	(2,380)
Net Unrealized Appreciation	$20,519

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $1,317, which represents 0.29% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $161,791, which represents 35.90% of total net assets.

۞	Convertible security.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $16,605.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2011.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

10

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
3/2011	$4,215	Alpha Natural Resources, Inc., 5.25%, 01/28/2012	$4,197
04/2010 - 07/2010	1	ASG Consolidated LLC Warrants - 144A	32
11/2010 - 04/2011	$5,058	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	5,003
03/2011	104,552	KCA Deutag	1,417
01/2011 - 04/2011	$1,917	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.21%, 11/29/2013	1,713
02/2007	$920	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	916
03/2010 - 07/2010	16	Stratus Technologies, Inc.	–
03/2010 - 07/2010	$779	Stratus Technologies, Inc., 12.00%, 03/29/2015 - 144A	739
03/2010 - 07/2010	4	Stratus Technologies, Inc. Preferred	–

The aggregate value of these securities at April 30, 2011, was $13,242, which represents 2.94% of total net assets.

Credit Default Swap Contracts Outstanding at April 30, 2011

				(Pay)/Receive Fixed				Unrealized
		Notional	Buy/Sell	Rate / Implied	Expiration		Market	Appreciation/
Reference Entity	Counterparty	Amount (a)	Protection	Credit Spread (b)	Date	Cost	Value ╪	(Depreciation)
Ally Financial, Inc.	JP Morgan Securities	$6,345	Sell	1.00% / 0.7872%	06/20/11	$–	$(6)	$(6)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement The percentage shown is the implied credit spread on April 30, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$2,430	$–	$2,430	$–
Common Stocks ‡	1,317	–	–	1,317
Corporate Bonds: Investment Grade	5,503	–	5,503	–
Corporate Bonds: Non-Investment Grade	375,531	–	371,708	3,823
Preferred Stocks	6,209	4,520	1,689	–
Senior Floating Rate Interests: Non-Investment Grade	41,689	–	41,689	–
Warrants	180	180	–	–
Short-Term Investments	20,871	20,871	–	–
Total	$453,730	$25,571	$423,019	$5,140
Liabilities:
Credit Default Swaps *	6	–	6	–
Total	$6	$–	$6	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Common Stocks	—	—	(100	)‡	—	1,417	—	—	—	1,317
Corporate Bonds	2,495	(784)	526	§	12	1,064	(1,092)	2,049	(447)	3,823
Preferred Stocks	—	—	—		—	—	—	—	—	—
Options Purchased	—	(36)	36		—	—	—	—	—	—
Total	$2,495	$(820)	$462		$12	$2,481	$(1,092)	$2,049	$(447)	$5,140

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was zero.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(100).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $25.

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $432,589)	$453,730
Cash	3,321
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	1,326
Fund shares sold	2,438
Dividends and interest	9,173
Other assets	181
Total assets	470,169
Liabilities:
Unrealized depreciation on swap contracts	6
Payables:
Investment securities purchased	17,662
Fund shares redeemed	1,453
Investment management fees	40
Dividends	300
Administrative fees	—
Distribution fees	23
Accrued expenses	75
Total liabilities	19,559
Net assets	$450,610
Summary of Net Assets:
Capital stock and paid-in-capital	$475,930
Accumulated undistributed net investment income	260
Accumulated net realized loss on investments and foreign currency transactions	(46,715)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,135
Net assets	$450,610

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.60/$7.96
Shares outstanding	32,680
Net assets	$248,521
Class B: Net asset value per share	$7.57
Shares outstanding	2,248
Net assets	$17,026
Class C: Net asset value per share	$7.58
Shares outstanding	12,169
Net assets	$92,281
Class I: Net asset value per share	$7.64
Shares outstanding	5,653
Net assets	$43,163
Class R3: Net asset value per share	$7.60
Shares outstanding	139
Net assets	$1,055
Class R4: Net asset value per share	$7.61
Shares outstanding	61
Net assets	$466
Class R5: Net asset value per share	$7.61
Shares outstanding	83
Net assets	$629
Class Y: Net asset value per share	$7.60
Shares outstanding	6,246
Net assets	$47,469

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Operations
For the Six Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$64
Interest	17,659
Total investment income	17,723

Expenses:
Investment management fees	1,385
Administrative services fees	1
Transfer agent fees	275
Distribution fees
Class A	300
Class B	93
Class C	422
Class R3	2
Class R4	—
Custodian fees	6
Accounting services fees	38
Registration and filing fees	68
Board of Directors' fees	4
Audit fees	5
Other expenses	36
Total expenses (before waivers)	2,635
Expense waivers	(144)
Total waivers	(144)
Total expenses, net	2,491
Net Investment Income	15,232
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	15,568
Net realized loss on swap contracts	(55)
Net realized loss on foreign currency contracts	(139)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	15,374
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,987)
Net unrealized depreciation of swap contracts	(42)
Net unrealized appreciation of foreign currency contracts	139
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(2,890)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,484
Net Increase in Net Assets Resulting from Operations	$27,716

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$15,232	$31,396
Net realized gain on investments, other financial instruments and foreign currency transactions	15,374	36,228

Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(2,890)	(834)
Net Increase In Net Assets Resulting From Operations	27,716	66,790
Distributions to Shareholders:
From net investment income
Class A	(8,743)	(19,351)
Class B	(613)	(1,631)
Class C	(2,777)	(4,937)
Class I	(1,343)	(841)
Class R3	(26)	(21)
Class R4	(12)	(9)
Class R5	(20)	(21)
Class Y	(1,743)	(4,713)
Total distributions	(15,277)	(31,524)
Capital Share Transactions:
Class A	(42,705)	60,875
Class B	(3,469)	(4,728)
Class C	4,240	27,975
Class I	20,864	17,782
Class R3	654	182
Class R4	136	289
Class R5	121	458
Class Y	1,450	(9,832)
Net increase (decrease) from capital share transactions	(18,709)	93,001
Net Increase (Decrease) In Net Assets	(6,270)	128,267
Net Assets:
Beginning of period	456,880	328,613
End of period	$450,610	$456,880
Accumulated undistributed (distribution in excess of) net investment income (loss)	$260	$305

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

16

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

18

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans,

20

including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As of April 30, 2011, there were no outstanding options contracts.

c)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to

22

the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2011.

d)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Liabilities:
Unrealized depreciation on swap contracts	$—	$—	$6	$—	$—	$—	$6
Total	$—	$—	$6	$—	$—	$—	$6

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on investments in purchased options	$—	$(116)	$—	$—	$—	$—	$(116)
Net realized loss on swap contracts	—	—	(55)	—	—	—	(55)
Net realized loss on foreign currency contracts	—	(139)	—	—	—	—	(139)
Total	$—	$(255)	$(55)	$—	$—	$—	$(310)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$113	$—	$—	$—	$—	$113
Net change in unrealized depreciation of swap contracts	—	—	(42)	—	—	—	(42)
Net change in unrealized appreciation of foreign currency contracts	—	139	—	—	—	—	139
Total	$—	$252	$(42)	$—	$—	$—	$210

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

24

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$31,625	$23,916

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$550
Accumulated Capital Losses *	(61,467)
Unrealized Appreciation †	23,543
Total Accumulated Deficit	$(37,374)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$5
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(5)

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$18,008
2014	3,595
2016	21,761
2017	18,103
Total	$61,467

As of October 31, 2010, the Fund utilized $35,808 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

26

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $420 and contingent deferred sales charges of $25 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $11. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	12
Class R5	17
Class Y	14

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$291,998
Sales Proceeds Excluding U.S. Government Obligations	308,989

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,603	1,022	(16,585)	—	(5,960)	29,211	2,371	(23,000)	—	8,582
Amount	$71,649	$7,618	$(121,972)	$—	$(42,705)	$205,374	$16,755	$(161,254)	$—	$60,875
Class B
Shares	193	71	(730)	—	(466)	490	193	(1,360)	—	(677)
Amount	$1,431	$530	$(5,430)	$—	$(3,469)	$3,441	$1,352	$(9,521)	$—	$(4,728)
Class C
Shares	4,537	308	(4,315)	—	530	7,314	533	(3,920)	—	3,927
Amount	$33,794	$2,284	$(31,838)	$—	$4,240	$51,604	$3,759	$(27,388)	$—	$27,975
Class I
Shares	6,829	149	(4,180)	—	2,798	4,495	58	(2,005)	—	2,548
Amount	$50,831	$1,117	$(31,084)	$—	$20,864	$31,671	$411	$(14,300)	$—	$17,782
Class R3
Shares	100	4	(15)	—	89	33	3	(11)	—	25
Amount	$740	$27	$(113)	$—	$654	$238	$20	$(76)	$—	$182
Class R4
Shares	54	2	(38)	—	18	52	1	(13)	—	40
Amount	$410	$12	$(286)	$—	$136	$373	$9	$(93)	$—	$289
Class R5
Shares	41	3	(28)	—	16	65	2	(2)	—	65
Amount	$310	$19	$(208)	$—	$121	$454	$18	$(14)	$—	$458
Class Y
Shares	1,060	246	(1,111)	—	195	3,103	451	(4,866)	—	(1,312)
Amount	$7,946	$1,837	$(8,333)	$—	$1,450	$22,015	$3,179	$(35,026)	$—	$(9,832)
Total
Shares	22,417	1,805	(27,002)	—	(2,780)	44,763	3,612	(35,177)	—	13,198
Amount	$167,111	$13,444	$(199,264)	$—	$(18,709)	$315,170	$25,503	$(247,672)	$—	$93,001

28

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	148	$1,105
For the Year Ended October 31, 2010	391	$2,763

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

29

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

30

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31

The Hartford High Yield Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$7.37	$0.27	$–	$0.23	$0.50	$(0.27)	$–	$–	$(0.27)	$0.23	$7.60
B	7.34	0.24	–	0.23	0.47	(0.24)	–	–	(0.24)	0.23	7.57
C	7.35	0.24	–	0.24	0.48	(0.25)	–	–	(0.25)	0.23	7.58
I	7.39	0.28	–	0.25	0.53	(0.28)	–	–	(0.28)	0.25	7.64
R3	7.36	0.26	–	0.24	0.50	(0.26)	–	–	(0.26)	0.24	7.60
R4	7.37	0.27	–	0.24	0.51	(0.27)	–	–	(0.27)	0.24	7.61
R5	7.37	0.28	–	0.24	0.52	(0.28)	–	–	(0.28)	0.24	7.61
Y	7.36	0.28	–	0.25	0.53	(0.29)	–	–	(0.29)	0.24	7.60

For the Year Ended October 31, 2010
A	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
B	6.71	0.54	–	0.64	1.18	(0.55)	–	–	(0.55)	0.63	7.34
C	6.71	0.54	–	0.65	1.19	(0.55)	–	–	(0.55)	0.64	7.35
I	6.74	0.61	–	0.66	1.27	(0.62)	–	–	(0.62)	0.65	7.39
R3	6.73	0.56	–	0.65	1.21	(0.58)	–	–	(0.58)	0.63	7.36
R4	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
R5	6.73	0.61	–	0.65	1.26	(0.62)	–	–	(0.62)	0.64	7.37
Y	6.73	0.62	–	0.64	1.26	(0.63)	–	–	(0.63)	0.63	7.36

For the Year Ended October 31, 2009
A	5.52	0.59	–	1.22	1.81	(0.60)	–	–	(0.60)	1.21	6.73
B	5.51	0.55	–	1.21	1.76	(0.56)	–	–	(0.56)	1.20	6.71
C	5.51	0.54	–	1.21	1.75	(0.55)	–	–	(0.55)	1.20	6.71
I	5.53	0.61	–	1.21	1.82	(0.61)	–	–	(0.61)	1.21	6.74
R3	5.52	0.57	–	1.22	1.79	(0.58)	–	–	(0.58)	1.21	6.73
R4	5.53	0.59	–	1.21	1.80	(0.60)	–	–	(0.60)	1.20	6.73
R5	5.53	0.60	–	1.21	1.81	(0.61)	–	–	(0.61)	1.20	6.73
Y	5.53	0.61	–	1.21	1.82	(0.62)	–	–	(0.62)	1.20	6.73

For the Year Ended October 31, 2008 (F)
A	7.92	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.52
B	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
C	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
I	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
R3	7.93	0.56	–	(2.41)	(1.85)	(0.56)	–	–	(0.56)	(2.41)	5.52
R4	7.93	0.59	–	(2.41)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.53
R5	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
Y	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53

For the Year Ended October 31, 2007
A	7.93	0.58	–	(0.01)	0.57	(0.58)	–	–	(0.58)	(0.01)	7.92
B	7.92	0.52	–	(0.01)	0.51	(0.52)	–	–	(0.52)	(0.01)	7.91
C	7.92	0.53	–	(0.01)	0.52	(0.53)	–	–	(0.53)	(0.01)	7.91
I(G)	8.25	0.26	–	(0.33)	(0.07)	(0.25)	–	–	(0.25)	(0.32)	7.93
R3(H)	8.04	0.48	–	(0.13)	0.35	(0.46)	–	–	(0.46)	(0.11)	7.93
R4(H)	8.04	0.50	–	(0.13)	0.37	(0.48)	–	–	(0.48)	(0.11)	7.93
R5(H)	8.04	0.52	–	(0.13)	0.39	(0.50)	–	–	(0.50)	(0.11)	7.93
Y	7.92	0.71	–	(0.09)	0.62	(0.61)	–	–	(0.61)	0.01	7.93

For the Year Ended October 31, 2006
A	7.76	0.54	–	0.18	0.72	(0.55)	–	–	(0.55)	0.17	7.93
B	7.74	0.48	–	0.19	0.67	(0.49)	–	–	(0.49)	0.18	7.92
C	7.75	0.49	–	0.17	0.66	(0.49)	–	–	(0.49)	0.17	7.92
Y	7.75	0.58	–	0.17	0.75	(0.58)	–	–	(0.58)	0.17	7.92

32

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

6.93	%(D)	$248,521	1.14	%(E)	1.05	%(E)	1.05	%(E)	7.28	%(E)	69%
6.57	(D)	17,026	1.99	(E)	1.80	(E)	1.80	(E)	6.53	(E)	–
6.57	(D)	92,281	1.82	(E)	1.79	(E)	1.79	(E)	6.52	(E)	–
7.34	(D)	43,163	0.81	(E)	0.78	(E)	0.78	(E)	7.47	(E)	–
6.92	(D)	1,055	1.52	(E)	1.35	(E)	1.35	(E)	6.90	(E)	–
7.07	(D)	466	1.18	(E)	1.05	(E)	1.05	(E)	7.20	(E)	–
7.23	(D)	629	0.84	(E)	0.75	(E)	0.75	(E)	7.54	(E)	–
7.27	(D)	47,469	0.73	(E)	0.70	(E)	0.70	(E)	7.61	(E)	–

19.14		284,606	1.20		1.20		1.20		8.43		141
18.17		19,919	2.06		1.95		1.95		7.73		–
18.38		85,523	1.89		1.89		1.89		7.73		–
19.63		21,098	0.88		0.88		0.88		8.51		–
18.70		371	1.61		1.45		1.45		8.16		–
19.20		318	1.27		1.15		1.15		8.24		–
19.51		492	0.90		0.88		0.88		8.52		–
19.47		44,553	0.79		0.79		0.79		8.85		–

35.01		202,256	1.30		1.15		1.15		10.16		182
34.05		22,749	2.18		1.80		1.80		9.54		–
33.90		51,777	1.96		1.90		1.90		9.41		–
35.30		2,068	0.86		0.86		0.86		10.36		–
34.68		166	1.69		1.40		1.40		9.89		–
34.83		18	1.36		1.10		1.10		10.21		–
35.11		11	0.89		0.89		0.89		10.46		–
35.21		49,568	0.79		0.79		0.79		10.50		–

(24.40)		117,343	1.30		1.15		1.15		8.07		111
(25.00)		17,838	2.13		1.87		1.87		7.34		–
(25.01)		21,634	1.97		1.90		1.90		7.30		–
(24.11)		777	0.82		0.82		0.82		8.82		–
(24.70)		14	1.63		1.40		1.40		7.93		–
(24.32)		8	1.19		1.10		1.10		8.15		–
(24.16)		8	0.90		0.90		0.90		8.35		–
(24.09)		13,394	0.79		0.79		0.79		8.57		–

7.36		171,505	1.36		1.15		1.15		7.26		145
6.56		31,591	2.17		1.90		1.90		6.51		–
6.63		35,066	2.03		1.83		1.83		6.58		–
(0.76	) (D)	149	0.95	(E)	0.75	(E)	0.75	(E)	8.07	(E)	–
4.49	(D)	10	1.66	(E)	1.40	(E)	1.40	(E)	6.99	(E)	–
4.75	(D)	10	1.34	(E)	1.10	(E)	1.10	(E)	7.29	(E)	–
4.96	(D)	11	1.06	(E)	0.85	(E)	0.85	(E)	7.54	(E)	–
7.96		4,897	0.87		0.67		0.67		7.62		–

9.57		190,479	1.36		1.20		1.20		6.87		147
8.90		37,189	2.17		1.95		1.95		6.10		–
8.84		39,991	2.04		1.89		1.89		6.15		–
10.11		24,374	0.88		0.73		0.73		7.33		–

33

The Hartford High Yield Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)	Commenced operations on May 31, 2007.
(H)	Commenced operations on December 22, 2006.

34

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

35

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

36

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,069.31	$5.39	$1,000.00	$1,019.59	$5.26	1.05%	181	365
Class B	$1,000.00	$1,065.67	$9.22	$1,000.00	$1,015.87	$9.00	1.80	181	365
Class C	$1,000.00	$1,065.68	$9.18	$1,000.00	$1,015.90	$8.96	1.79	181	365
Class I	$1,000.00	$1,073.39	$4.01	$1,000.00	$1,020.93	$3.90	0.78	181	365
Class R3	$1,000.00	$1,069.25	$6.93	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R4	$1,000.00	$1,070.73	$5.39	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class R5	$1,000.00	$1,072.31	$3.85	$1,000.00	$1,021.08	$3.76	0.75	181	365
Class Y	$1,000.00	$1,072.69	$3.60	$1,000.00	$1,021.32	$3.51	0.70	181	365

38

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-HY11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Inflation Plus Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Inflation Plus Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 10/31/02 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	Since Inception
Inflation Plus A#	0.52%	7.23%	6.63%	5.77%
Inflation Plus A##		2.41%	5.65%	5.20%
Inflation Plus B#	0.11%	6.43%	5.82%	NA*
Inflation Plus B##		1.43%	5.50%	NA*
Inflation Plus C#	0.11%	6.44%	5.81%	5.00%
Inflation Plus C##		5.44%	5.81%	5.00%
Inflation Plus I#	0.60%	7.48%	6.91%	5.94%
Inflation Plus L#	0.52%	7.27%	6.66%	5.79%
Inflation Plus L##		2.44%	5.68%	5.22%
Inflation Plus R3#	0.33%	6.89%	6.28%	5.30%
Inflation Plus R4#	0.51%	7.18%	6.55%	5.48%
Inflation Plus R5#	0.69%	7.48%	6.80%	5.65%
Inflation Plus Y#	0.72%	7.64%	6.92%	5.73%
Barclays Capital U.S. TIPS Index	1.28%	8.06%	6.79%	6.40%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class L shares commenced operations on 2/19/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class Y shares commenced operations on 11/28/03, while Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance between 11/28/03 and 12/22/06 reflects Class Y share performance and operating expenses. Accordingly, the "Since Inception" performance shown for Class Y, R3, R4 and R5 is since the commencement of Class Y shares operations on 11/28/03.

Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
John Hendricks	Raymond Humphrey
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned 0.52%, before sales charge, for the six-month period ended April 30, 2011, versus the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned 1.28%, and the 1.48% average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the six month period, the TIPS market experienced a resurgence in investor interest and demand as market participants grew increasingly concerned about the Fed’s reflationary stance. From the beginning of November 2010 to the end of April 2011, the 5 and 10 year breakevens widened between TIPS and nominal Treasuries. In addition, after the Fed’s announcement in November to adopt the Quantitative Easing program (QE2), interest rates started to rise sharply and the yield curve started to steepen. Nominal 10 year Treasury rates rose from approximately 2.50% in November 2010 and peaked at 3.75% in early February 2011. The real yield curve had a similar steepening bias over the period. In contrast to the nominal rates curve where the entire curve shifted higher, short real rates actually dropped while long real rates rose. The 5 year real rate dropped from -0.48% to -0.95% at the end of April, while the 10 year real yield rose from positive 0.42% to positive 0.60%.

Driving this dynamic in the real rates space were sharply-rising energy and commodity prices. Crude oil, which had been hovering in the low $80s in early November 2010, jumped to over $112/barrel by April 2011. Political turmoil in the Middle East and North Africa was largely the catalyst for sharply higher energy prices. More broadly though, the deterioration in the value of the U.S. dollar drove investors to buy real assets as a store of value. The sharp run up in gold and silver prices are a striking example of this dynamic. As a consequence of the jump in energy prices, headline CPI started to accelerate in 2011. Year-over-year headline CPI for November 2010 was 1.1%, but by the end of March 2011 CPI stood at 2.7%. There was also a rise in core CPI, albeit not as dramatic as headline CPI but still an important point to consider. Year-over year core CPI increased from 0.1% in November to 1.2% in March.

In this environment, the Fund underperformed its benchmark (Barclays Capital U.S. Treasury Inflation Protected Securities Index) for the period, which was primarily driven by sector allocation. More specifically, the positioning of 1% allocation to Treasuries and 5% allocation to US agencies were the largest detractors to performance over the six month period. This was due to the fact that the movement of real rates and nominal rates were going in opposite directions on some parts of the curve. A positive impact to the Fund came by way of the Fund’s duration positioning and hedging activity, which more than offset the modest drag from curve positioning. Over this period, the Fund held an average allocation of 91.5% TIPS.

What is the outlook?

The bearish positioning in the market appears to be substantial, and the recent weaker economic data in the 1st quarter and the impending end of QE2 have caused some investors to exit bearish positions based on lower growth concerns. The decline in rates has room to move a little further, but we believe that the market is likely approaching bottom. While commodity prices remain volatile, divergent monetary policies between the U.S. and Europe will likely keep the U.S. dollar under pressure. We believe that a weak U.S. dollar will continue to provide underlying support to commodities. The recent slowing in U.S. growth while commodities remain elevated only increases the odds of a stagflation type scenario. We feel that volatility across all markets will likely increase in the months ahead as the end of QE2 approaches. While the TIPS market enters the negative inflation seasonal period, the overall macroeconomic backdrop appears positive for the asset class.

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
Caa / CCC or Lower	0.0%
U.S. Government Securities	99.3
Cash	0.4
Other Assets & Liabilities	0.3
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Finance and Insurance	0.0%
Future Option Contract	0.1
U.S. Government Agencies	4.7
U.S. Government Securities	94.6
Short-Term Investments	0.3
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Inflation Plus Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Nationstar Home Equity Loan Trust
$33	0.00%, 03/25/2037 ⌂●	$–

	Total asset & commercial mortgage backed securities
	(cost $33)	$–

U.S. GOVERNMENT AGENCIES - 4.7%
	Federal National Mortgage Association - 4.7%
$98,465	2.35%, 09/23/2016	$98,199
6	9.75%, 07/01/2020	6
5	10.50%, 02/01/2012 - 12/01/2018	5
1	11.50%, 07/01/2015	1
7	12.00%, 09/01/2014	7
		98,218
	Government National Mortgage Association - 0.0%
5	11.00%, 12/20/2015 - 12/20/2018	7

	Total U.S. government agencies
	(cost $98,474)	$98,225

U.S. GOVERNMENT SECURITIES - 94.6%
	U.S. Treasury Securities - 94.6%
	U.S. Treasury Bonds - 23.6%
$64,385	1.75%, 01/15/2028 ƒ	$71,082
45,580	2.00%, 01/15/2026 ƒ	55,500
53,020	2.13%, 02/15/2040 ƒ	59,098
220,660	2.38%, 01/15/2025 - 01/15/2027 ƒ	284,806
5,000	3.63%, 04/15/2028 ƒ	9,025
17,950	5.25%, 02/15/2029	20,536
		500,047
	U.S. Treasury Notes - 71.0%
161,480	0.50%, 04/15/2015 ƒ	174,194
47,120	0.63%, 04/15/2013 ƒ	51,877
140,245	1.13%, 01/15/2021 ƒ	147,139
152,310	1.25%, 04/15/2014 - 07/15/2020 ƒ	170,635
90,000	1.25%, 04/15/2014	90,640
12,995	1.38%, 01/15/2020 ƒ	14,238
114,420	1.38%, 07/15/2018 ƒ	127,382
75,000	1.63%, 01/15/2018 ƒ	87,214
19,955	1.88%, 07/15/2019 ƒ	23,133
252,720	2.00%, 07/15/2014 - 01/15/2016 ƒ	322,630
25,000	2.13%, 01/15/2019 ƒ	29,283
157,435	2.50%, 01/15/2029 ƒ	188,512
60,000	2.63%, 07/15/2017 ƒ	74,959
		1,501,836
		2,001,883
	Total U.S. government securities
	(cost $1,922,600)	$2,001,883

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Future Option Contract - 0.0%
	10 Year U.S. Treasury Note
2	Expiration: 05/23/2011, Exercise Price:
	$121.50 Θ	$703

	Total call options purchased
	(cost $614)	$703

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Future Option Contract - 0.1%
	10 Year U.S. Treasury Note
2	Expiration: 05/23/2011, Exercise Price:
	$119.50 Ø	$234
	90 Day Euro
2	Expiration: 06/19/2012, Exercise Price:
	$98.62 Ø	837
1	Expiration: 03/20/2012, Exercise Price:
	$99.00 Ø	263
	U.S. Treasury Bond
1	Expiration: 08/29/2011, Exercise Price:
	$112.00 Ø	406
1	Expiration: 08/29/2011, Exercise Price:
	$116.00 Ø	1,063
		2,803
	Total put options purchased
	(cost $5,615)	$2,803

	Total long-term investments
	(cost $2,027,336)	$2,103,614

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.3%
	Investment Pools and Funds - 0.0%
1	JP Morgan U.S. Government Money Market Fund	$1

	Repurchase Agreements - 0.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $360,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $367)
$360	0.02%, 4/29/2011	360
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $701,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $715)
701	0.02%, 4/29/2011	701

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.3% - (continued)
	Repurchase Agreements - 0.1% - (continued)
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $433,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $442)
$433	0.03%, 4/29/2011		$433
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $347, collateralized by U.S.
	Treasury Note 2.63%, 2020, value of
	$354)
347	0.03%, 4/29/2011		347
			1,841
	U.S. Treasury Bills - 0.2%
5,000	0.06%, 7/28/2011 □○Θ		4,999

	Total short-term investments
	(cost $6,841)		$6,841

	Total investments
	(cost $2,034,177) ▲	99.7%	$2,110,455
	Other assets and liabilities	0.3%	6,717
	Total net assets	100.0%	$2,117,172

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $2,049,521 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$80,061
Unrealized Depreciation	(19,127)
Net Unrealized Appreciation	$60,934

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

ƒ
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
5 Year U.S. Treasury Note	500	Long	06/30/2011	$59,234	$59,149	$85
10 Year U.S. Treasury Note	400	Long	06/21/2011	48,456	48,007	449
U.S. Long Bond	500	Short	06/21/2011	61,188	59,874	(1,314)
						$(780)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Θ	At April 30, 2011, these securities were designated to cover written call options in the table below:

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	Future	$122.00	05/23/2011	1,500	$445	$370	$(75)
10 Year U.S. Treasury Note	Future	$123.00	05/23/2011	1,500	141	113	(28)
					$586	$483	$(103)

*	The number of contracts does not omit 000's.

Ø	Securities valued at $1,883 collateralized the written put options in the table below.

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	Future	$118.00	05/23/2011	1,500	$70	$440	$370
90 Day Euro	Future	$98.50	03/20/2012	1,000	125	285	160
90 Day Euro	Future	$98.37	06/19/2012	2,000	625	1,444	819
U.S. Treasury Bond	Future	$113.00	08/29/2011	2,000	1,063	1,213	150
					$1,883	$3,382	$1,499

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2007	$33	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	$33

The aggregate value and percentage of net assets of these securities at April 30, 2011, rounds to zero.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Call Options Purchased	703	703	–	–
Put Options Purchased	2,803	2,803	–	–
U.S. Government Agencies	98,225	–	98,225	–
U.S. Government Securities	2,001,883	426,291	1,575,592	–
Short-Term Investments	6,841	1	6,840	–
Total	$2,110,455	$429,798	$1,680,657	$–
Futures *	534	534	–	–
Written Options *	1,499	1,499	–	–
Total	$2,033	$2,033	$–	$–
Liabilities:
Futures *	1,314	1,314	–	–
Written Options *	103	103	–	–
Total	$1,417	$1,417	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 rounds to zero.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,034,177)	$2,110,455
Foreign currency on deposit with custodian (cost $10)	10
Receivables:
Investment securities sold	491
Fund shares sold	7,147
Dividends and interest	8,348
Variation margin	172
Other assets	442
Total assets	2,127,065
Liabilities:
Bank overdraft — U.S. Dollars	8
Payables:
Investment securities purchased	614
Fund shares redeemed	4,897
Investment management fees	133
Dividends	1,238
Administrative fees	2
Distribution fees	125
Variation margin	125
Accrued expenses	282
Written options (proceeds $3,865)	2,469
Total liabilities	9,893
Net assets	$2,117,172
Summary of Net Assets:
Capital stock and paid-in-capital	$2,046,687
Accumulated undistributed net investment income	2,027
Accumulated net realized loss on investments and foreign currency transactions	(8,436)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	76,894
Net assets	$2,117,172

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.68/$12.23
Shares outstanding	62,687
Net assets	$732,103
Class B: Net asset value per share	$11.55
Shares outstanding	7,052
Net assets	$81,455
Class C: Net asset value per share	$11.54
Shares outstanding	53,878
Net assets	$621,957
Class I: Net asset value per share	$11.75
Shares outstanding	21,215
Net assets	$249,382
Class L: Net asset value per share/Maximum offering price per share	$11.69/$12.24
Shares outstanding	2,008
Net assets	$23,468
Class R3: Net asset value per share	$11.63
Shares outstanding	4,246
Net assets	$49,398
Class R4: Net asset value per share	$11.69
Shares outstanding	1,621
Net assets	$18,946
Class R5: Net asset value per share	$11.73
Shares outstanding	1,077
Net assets	$12,639
Class Y: Net asset value per share	$11.75
Shares outstanding	27,908
Net assets	$327,824

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$32,619
Total investment income	32,619

Expenses:
Investment management fees	4,828
Administrative services fees	54
Transfer agent fees	962
Distribution fees
Class A	928
Class B	449
Class C	3,131
Class L	29
Class R3	98
Class R4	21
Custodian fees	2
Accounting services fees	188
Registration and filing fees	123
Board of Directors' fees	18
Audit fees	17
Other expenses	165
Total expenses (before waivers)	11,013
Expense waivers	(198)
Total waivers	(198)
Total expenses, net	10,815
Net Investment Income	21,804
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,872
Net realized gain on futures	6,123
Net realized gain on written options	3,281
Net realized gain on foreign currency contracts	298
Net realized gain on other foreign currency transactions	1
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,575
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(41,271)
Net unrealized depreciation of futures	(715)
Net unrealized appreciation of written options	1,178
Net unrealized appreciation of foreign currency contracts	157
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(40,651)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(18,076)
Net Increase in Net Assets Resulting from Operations	$3,728

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$21,804	$25,574
Net realized gain on investments, other financial instruments and foreign currency transactions	22,575	100,633
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(40,651)	68,739
Net Increase In Net Assets Resulting From Operations	3,728	194,946
Distributions to Shareholders:
From net investment income
Class A	(7,215)	(11,708)
Class B	(647)	(978)
Class C	(4,702)	(5,432)
Class I	(2,565)	(3,412)
Class L	(230)	(275)
Class R3	(390)	(212)
Class R4	(172)	(111)
Class R5	(87)	(23)
Class Y	(3,481)	(4,502)
From net realized gain on investments
Class A	(34,407)	(3,745)
Class B	(4,360)	(580)
Class C	(29,129)	(2,947)
Class I	(10,358)	(874)
Class L	(1,051)	—
Class R3	(1,485)	(38)
Class R4	(632)	(20)
Class R5	(124)	(2)
Class Y	(13,962)	(995)
Total distributions	(114,997)	(35,854)
Capital Share Transactions:
Class A	(50,053)	154,328 *
Class B	(16,376)	(427)†
Class C	(17,754)	164,212 ‡
Class I	16,962	89,715
Class L	(170)	22,868 §
Class R3	17,077	26,320
Class R4	5,121	10,789
Class R5	9,707	2,460
Class Y	24,662	130,267 **
Net increase (decrease) from capital share transactions	(10,824)	600,532
Net Increase (Decrease) In Net Assets	(122,093)	759,624
Net Assets:
Beginning of period	2,239,265	1,479,641
End of period	$2,117,172	$2,239,265
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,027	$(288)

*	Includes merger activity in the amount of $79,889.
†	Includes merger activity in the amount of $16,518.
‡	Includes merger activity in the amount of $24,193.
§	Includes merger activity in the amount of $24,389.
**	Includes merger activity in the amount of $59,682.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

11

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

12

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.  Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

14

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments.  Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the

16

underlying investment transaction to determine the realized gain or loss. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of April 30, 2011. Transactions involving written options contracts during the six-month period ended April 30, 2011, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2011:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	29,325	10,330
Expired	(4,600)	(1,024)
Closed	(21,725)	(8,823)
Exercised	—	—
End of Period	3,000	$483

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	2,200	$1,240
Written	16,200	8,060
Expired	(100)	(186)
Closed	(11,800)	(5,732)
Exercised	—	—
End of Period	6,500	$3,382

*	The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$3,506	$—	$—	$—	$—	$—	$3,506
Variation margin receivable *	172	—	—	—	—	—	172
Total	$3,678	$—	$—	$—	$—	$—	$3,678

Liabilities:
Variation margin payable *	$125	$—	$—	$—	$—	$—	$125
Written options, market value	2,469	—	—	—	—	—	2,469
Total	$2,344	$—	$—	$—	$—	$—	$2,594

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(780) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on investments in purchased options	$(3,622)	$(617)	$—	$—	$—	$—	$(4,239)
Net realized gain on futures	6,123	—	—	—	—	—	6,123
Net realized gain on written options	3,281	—	—	—	—	—	3,281
Net realized gain on foreign currency contracts	—	298	—	—	—	—	298
Total	$5,782	$(319)	$—	$—	$—	$—	$5,463

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of investments in purchased options	$(3,016)	$(76)	$—	$—	$—	$—	$(3,092)
Net change in unrealized depreciation of futures	(715)	—	—	—	—	—	(715)
Net change in unrealized appreciation of written options	1,178	—	—	—	—	—	1,178
Net change in unrealized appreciation of foreign currency contracts	—	157	—	—	—	—	157
Total	$(2,553)	$81	$—	$—	$—	$—	$(2,472)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage- backed securities, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common

18

stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$35,927	$5,319

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$57,260
Undistributed Long-Term Capital Gain	38,315
Accumulated Capital Losses *	(15,738)
Unrealized Appreciation †	102,205
Total Accumulated Earnings	$182,042

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(2,114)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,108
Capital Stock and Paid-In-Capital	6
e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2012	$883
2013	6,198
2014	879
2016	4,586
2017	3,192
Total	$15,738

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $5,897 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

20

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $ 10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	0.85%	1.20%	0.90%	0.60%	0.55%

d)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $1,336 and contingent deferred sales charges of $187 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $36. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,060,634
Sales Proceeds Excluding U.S. Government Obligations	1,102,226
Cost of Purchases for U.S. Government Obligations	530,732
Sales Proceeds for U.S. Government Obligations	444,749

22

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	10,061	3,291	(17,734)	—	(4,382)	30,672	1,172	(25,249)	7,058	13,653
Amount	$115,484	$37,829	$(203,366)	$—	$(50,053)	$353,910	$13,553	$(293,024)	$79,889	$154,328
Class B
Shares	132	363	(1,940)	—	(1,445)	482	109	(2,057)	1,471	5
Amount	$1,490	$4,136	$(22,002)	$—	$(16,376)	$5,519	$1,250	$(23,714)	$16,518	$(427)
Class C
Shares	5,948	2,384	(9,988)	—	(1,656)	22,976	552	(11,224)	2,156	14,460
Amount	$67,863	$27,117	$(112,734)	$—	$(17,754)	$262,952	$6,314	$(129,247)	$24,193	$164,212
Class I
Shares	6,853	737	(6,139)	—	1,451	16,059	238	(8,571)	—	7,726
Amount	$79,133	$8,532	$(70,703)	$—	$16,962	$186,773	$2,778	$(99,836)	$—	$89,715
Class L
Shares	12	99	(126)	—	(15)	27	21	(180)	2,155	2,023
Amount	$139	$1,137	$(1,446)	$—	$(170)	$344	$240	$(2,105)	$24,389	$22,868
Class R3
Shares	1,597	164	(265)	—	1,496	2,470	21	(213)	—	2,278
Amount	$18,208	$1,878	$(3,009)	$—	$17,077	$28,548	$249	$(2,477)	$—	$26,320
Class R4
Shares	786	70	(407)	—	449	1,093	11	(174)	—	930
Amount	$8,966	$803	$(4,648)	$—	$5,121	$12,693	$131	$(2,035)	$—	$10,789
Class R5
Shares	933	18	(108)	—	843	264	2	(55)	—	211
Amount	$10,742	$213	$(1,248)	$—	$9,707	$3,065	$24	$(629)	$—	$2,460
Class Y
Shares	4,571	1,470	(3,964)	—	2,077	10,721	460	(5,086)	5,249	11,344
Amount	$53,292	$16,990	$(45,620)	$—	$24,662	$124,651	$5,355	$(59,421)	$59,682	$130,267
Total
Shares	30,893	8,596	(40,671)	—	(1,182)	84,764	2,586	(52,809)	18,089	52,630
Amount	$355,317	$98,635	$(464,776)	$—	$(10,824)	$978,455	$29,894	$(612,488)	$204,671	$600,532

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	397	$4,552
For the Year Ended October 31, 2010	268	$3,122

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

At a meeting of the Board of Directors of The Hartford Mutual Funds II, Inc. (the “Board”) on May 3, 2011, the Board unanimously approved a plan to reclassify Class L shares. Effective as of the close of business on the reclassification date, each shareholder of Class L shares will own Class A shares equal to the aggregate value of Class L shares held by that shareholder (each a “Reclassification”). With respect to each Fund, shareholders of Class L shares are expected to incur the same or lower net operating expenses after the Reclassification to Class A shares.

Each Reclassification is expected to occur on or about August 5, 2011 or as soon as practicable thereafter. Accordingly, effective as of the close of the Reclassification, all references to Class L will be deleted.

24

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25

The Hartford Inflation Plus Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (D)
A	$12.27	$0.13	$–	$(0.08)	$0.05	$(0.12)	$(0.52)	$–	$(0.64)	$(0.59)	$11.68
B	12.16	0.08	–	(0.08)	–	(0.09)	(0.52)	–	(0.61)	(0.61)	11.55
C	12.15	0.08	–	(0.08)	–	(0.09)	(0.52)	–	(0.61)	(0.61)	11.54
I	12.34	0.15	–	(0.09)	0.06	(0.13)	(0.52)	–	(0.65)	(0.59)	11.75
L	12.28	0.13	–	(0.08)	0.05	(0.12)	(0.52)	–	(0.64)	(0.59)	11.69
R3	12.23	0.12	–	(0.09)	0.03	(0.11)	(0.52)	–	(0.63)	(0.60)	11.63
R4	12.28	0.13	–	(0.08)	0.05	(0.12)	(0.52)	–	(0.64)	(0.59)	11.69
R5	12.31	0.20	–	(0.13)	0.07	(0.13)	(0.52)	–	(0.65)	(0.58)	11.73
Y	12.33	0.15	–	(0.08)	0.07	(0.13)	(0.52)	–	(0.65)	(0.58)	11.75

For the Year Ended October 31, 2010 (D)
A	11.39	0.17	–	0.96	1.13	(0.18)	(0.07)	–	(0.25)	0.88	12.27
B	11.30	0.09	–	0.95	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.16
C	11.29	0.08	–	0.96	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.15
I	11.45	0.20	–	0.96	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.34
L(G)	11.32	0.15	–	0.94	1.09	(0.13)	–	–	(0.13)	0.96	12.28
R3	11.36	0.12	–	0.96	1.08	(0.14)	(0.07)	–	(0.21)	0.87	12.23
R4	11.40	0.15	–	0.97	1.12	(0.17)	(0.07)	–	(0.24)	0.88	12.28
R5	11.42	0.18	–	0.98	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.31
Y	11.43	0.21	–	0.97	1.18	(0.21)	(0.07)	–	(0.28)	0.90	12.33

For the Year Ended October 31, 2009 (D)
A	9.78	0.09	–	1.59	1.68	(0.07)	–	–	(0.07)	1.61	11.39
B	9.76	(0.07)	–	1.66	1.59	(0.05)	–	–	(0.05)	1.54	11.30
C	9.75	(0.01)	–	1.60	1.59	(0.05)	–	–	(0.05)	1.54	11.29
I	9.81	0.19	–	1.52	1.71	(0.07)	–	–	(0.07)	1.64	11.45
R3	9.78	0.26	–	1.38	1.64	(0.06)	–	–	(0.06)	1.58	11.36
R4	9.79	0.30	–	1.37	1.67	(0.06)	–	–	(0.06)	1.61	11.40
R5	9.80	0.30	–	1.39	1.69	(0.07)	–	–	(0.07)	1.62	11.42
Y	9.80	0.02	–	1.68	1.70	(0.07)	–	–	(0.07)	1.63	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	–	(0.87)	(0.27)	(0.61)	–	–	(0.61)	(0.88)	9.78
B	10.64	0.53	–	(0.88)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.76
C	10.63	0.52	–	(0.87)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.75
I	10.68	0.62	–	(0.85)	(0.23)	(0.64)	–	–	(0.64)	(0.87)	9.81
R3	10.67	0.53	–	(0.85)	(0.32)	(0.57)	–	–	(0.57)	(0.89)	9.78
R4	10.67	0.57	–	(0.86)	(0.29)	(0.59)	–	–	(0.59)	(0.88)	9.79
R5	10.68	0.58	–	(0.83)	(0.25)	(0.63)	–	–	(0.63)	(0.88)	9.80
Y	10.69	0.66	–	(0.91)	(0.25)	(0.64)	–	–	(0.64)	(0.89)	9.80

For the Year Ended October 31, 2007
A	10.44	0.39	–	0.21	0.60	(0.38)	–	–	(0.38)	0.22	10.66
B	10.45	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.64
C	10.44	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.63
I	10.44	0.31	–	0.32	0.63	(0.39)	–	–	(0.39)	0.24	10.68
R3(H)	10.41	0.39	–	0.22	0.61	(0.35)	–	–	(0.35)	0.26	10.67
R4(H)	10.41	0.41	–	0.22	0.63	(0.37)	–	–	(0.37)	0.26	10.67
R5(H)	10.41	0.43	–	0.22	0.65	(0.38)	–	–	(0.38)	0.27	10.68
Y	10.45	0.38	–	0.26	0.64	(0.40)	–	–	(0.40)	0.24	10.69

For the Year Ended October 31, 2006
A	10.67	0.49	–	(0.26)	0.23	(0.43)	(0.03)	–	(0.46)	(0.23)	10.44
B	10.68	0.40	–	(0.25)	0.15	(0.35)	(0.03)	–	(0.38)	(0.23)	10.45
C	10.67	0.40	–	(0.25)	0.15	(0.35)	(0.03)	–	(0.38)	(0.23)	10.44
I(I)	10.48	0.05	–	(0.05)	–	(0.04)	–	–	(0.04)	(0.04)	10.44
Y	10.68	0.51	–	(0.25)	0.26	(0.46)	(0.03)	–	(0.49)	(0.23)	10.45

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

0.52	%(E)	$732,103	0.87	%(F)	0.85	%(F)	0.85	%(F)	2.24	%(F)	74%
0.11	(E)	81,455	1.67	(F)	1.60	(F)	1.60	(F)	1.44	(F)	–
0.11	(E)	621,957	1.60	(F)	1.60	(F)	1.60	(F)	1.51	(F)	–
0.60	(E)	249,382	0.65	(F)	0.60	(F)	0.60	(F)	2.59	(F)	–
0.52	(E)	23,468	0.98	(F)	0.85	(F)	0.85	(F)	2.29	(F)	–
0.33	(E)	49,398	1.22	(F)	1.20	(F)	1.20	(F)	2.17	(F)	–
0.51	(E)	18,946	0.92	(F)	0.90	(F)	0.90	(F)	2.38	(F)	–
0.69	(E)	12,639	0.63	(F)	0.60	(F)	0.60	(F)	3.61	(F)	–
0.72	(E)	327,824	0.51	(F)	0.51	(F)	0.51	(F)	2.63	(F)	–

10.06		822,952	0.92		0.90		0.90		1.52		322
9.28		103,313	1.71		1.65		1.65		0.77		–
9.28		674,801	1.65		1.65		1.65		0.75		–
10.32		243,916	0.71		0.65		0.65		1.74		–
9.71	(E)	24,845	0.82	(F)	0.80	(F)	0.80	(F)	1.83	(F)	–
9.67		33,638	1.29		1.25		1.25		1.09		–
9.97		14,398	0.98		0.97		0.97		1.35		–
10.30		2,878	0.68		0.67		0.67		1.60		–
10.49		318,524	0.57		0.57		0.57		1.88		–

17.20		608,161	0.96		0.85		0.85		0.89		145
16.30		95,935	1.75		1.60		1.60		(0.64)		–
16.32		463,764	1.69		1.60		1.60		(0.07)		–
17.53		137,773	0.74		0.60		0.60		1.92		–
16.78		5,355	1.38		1.25		1.25		2.73		–
17.14		2,758	1.02		1.00		1.00		3.07		–
17.30		258	0.76		0.76		0.76		2.91		–
17.44		165,637	0.59		0.59		0.59		0.16		–

(3.08)		307,863	1.01		0.91		0.85		5.60		437
(3.81)		75,789	1.80		1.66		1.60		4.82		–
(3.82)		241,305	1.75		1.66		1.60		4.86		–
(2.74)		27,135	0.75		0.65		0.60		5.28		–
(3.56)		216	1.43		1.30		1.25		5.63		–
(3.23)		17	1.12		1.06		1.00		5.29		–
(2.94)		28	0.75		0.75		0.70		4.92		–
(2.90)		138,292	0.65		0.65		0.60		5.85		–

5.86		184,558	1.22		1.03		0.85		3.09		608
5.05		68,593	2.01		1.78		1.60		2.51		–
5.05		159,067	1.97		1.78		1.60		2.31		–
6.22		3,501	0.71		0.61		0.58		2.85		–
5.98	(E)	10	1.59	(F)	1.40	(F)	1.23	(F)	4.36	(F)	–
6.15	(E)	10	1.28	(F)	1.15	(F)	0.99	(F)	4.61	(F)	–
6.42	(E)	11	0.99	(F)	0.89	(F)	0.72	(F)	4.86	(F)	–
6.23		164,155	0.82		0.72		0.56		3.71		–

2.29		282,362	1.02		0.95		0.95		4.50		193
1.51		92,340	1.82		1.70		1.70		3.76		–
1.51		247,091	1.78		1.70		1.70		3.72		–
0.04	(E)	18	0.98	(F)	0.70	(F)	0.70	(F)	4.43	(F)	–
2.58		140,796	0.68		0.68		0.68		5.05		–

27

The Hartford Inflation Plus Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 19, 2010.
(H)	Commenced operations on December 22, 2006.
(I)	Commenced operations on August 31, 2006.

28

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,005.24	$4.23	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$1,001.14	$7.94	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class C	$1,000.00	$1,001.14	$7.94	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class I	$1,000.00	$1,006.02	$2.98	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class L	$1,000.00	$1,005.24	$4.23	$1,000.00	$1,020.58	$4.26	0.85	181	365
Class R3	$1,000.00	$1,003.27	$5.96	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R4	$1,000.00	$1,005.08	$4.48	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class R5	$1,000.00	$1,006.85	$2.99	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class Y	$1,000.00	$1,007.18	$2.55	$1,000.00	$1,022.25	$2.57	0.51	181	365

32

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IP11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford International Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Growth Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
International Growth A#	16.02%	30.87%	-0.81%	3.92%
International Growth A##		23.67%	-1.93%	3.33%
International Growth B#	15.63%	29.82%	-1.51%	NA*
International Growth B##		24.82%	-1.82%	NA*
International Growth C#	15.61%	29.95%	-1.55%	3.17%
International Growth C##		28.95%	-1.55%	3.17%
International Growth I#	16.26%	31.28%	-0.48%	4.09%
International Growth R3#	16.08%	30.78%	-1.02%	4.04%
International Growth R4#	16.24%	31.11%	-0.72%	4.20%
International Growth R5#	16.36%	31.66%	-0.43%	4.35%
International Growth Y#	16.31%	31.55%	-0.32%	4.41%
MSCI EAFE Growth Index	13.45%	21.79%	2.82%	5.08%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux
Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 16.02%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the MSCI EAFE Growth Index, which returned 13.45% for the same period. The Fund also outperformed the 13.16% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Within the benchmark, Energy (28%), Industrials (19%), and Materials (18%) gained the most during the period. Financials (3%) and Utilities (8%) lagged on a relative basis.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was primarily the result of strong security selection. Stock selection was strongest in Information Technology, Industrials, and Financials. This was partially offset by weaker selection in Energy, Consumer Staples, and Telecommunication Services. Sector positioning, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, also contributed positively to benchmark-relative performance. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark) exposure to the Financials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark) exposure to the Industrials sector contributed positively to benchmark-relative results, while an underweight to Energy detracted.

Top contributors to the Fund’s relative performance were Alcatel-Lucent (Information Technology), Outotec Oyj (Industrials), and HTC (Information Technology). Shares of Alcatel-Lucent, which provides products and solutions globally to deliver voice, data, and video communication services, gained value after the company posted fourth-quarter and full-year 2010 financials that showed across-the-board improvements from a weak 2009. In addition, the company expects to grow faster than the market in 2011 and increase its operating profit margins. Finland-based Outotec Oyj develops technology for mineral and metals processing. Shares rose as the company reported strong 1Q11 numbers and provided guidance for continued growth and improving margins in the metals market with high demand for metals. Shares of Taiwan-based smartphone manufacturer HTC rallied amid record sales. Schneider Electric (Industrials) also contributed positively to the Fund’s absolute (i.e. total return)performance.

Central Euro Distribution Corp (Consumer Staples), TEMENOS Group (Information Technology), and BHP Billiton (Materials) were the main detractors from benchmark-relative performance during the period. Central Euro Distribution Corp, Central Europe's largest integrated spirit beverages business, saw its shares fall due to higher-than-expected investments in Poland and a production stoppage in Russia over a dispute with tax authorities. TEMENOS Group is a Switzerland-based provider of integrated modular core banking systems. Shares declined in the latter part of the period as the company issued revenue guidance below expectations. BHP Billiton operates as a diversified natural resources company in Australia, the Americas and southern Africa. Shares rose amid news that the company had purchased Chesapeake Energy Corporations’s Fayetteville Shale assets. The Fund’s underweight position in the stock detracted from benchmark-relative performance. Anta Sports Products (Consumer Discretionary) and Teva (Health Care) also detracted from the Fund’s absolute performance.

What is the outlook?

The Fund’s overall positioning is consistent with what we believe to be an improving economic outlook as favorable economic data has helped to diminish fears of a double-dip global recession. Against this backdrop, we continue to seek globally competitive growth companies within industries with improving fundamentals.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Industrials was the Fund’s largest absolute weight and largest overweight exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Information Technology, Telecommunication Services, and Materials. The Fund held less-than-benchmark weights in the Consumer Staples, Financials, and Utilities sectors at the end of the period.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	3.3
Capital Goods (Industrials)	20.0
Commercial & Professional Services (Industrials)	3.2
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	2.7
Diversified Financials (Financials)	2.6
Energy (Energy)	4.4
Food & Staples Retailing (Consumer Staples)	1.5
Food, Beverage & Tobacco (Consumer Staples)	6.4
Health Care Equipment & Services (Health Care)	3.6
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	1.7
Materials (Materials)	16.3
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.4
Retailing (Consumer Discretionary)	2.7
Semiconductors & Semiconductor Equipment (Information Technology)	1.2
Software & Services (Information Technology)	6.5
Technology Hardware & Equipment (Information Technology)	4.4
Telecommunication Services (Services)	3.6
Transportation (Industrials)	3.4
Short-Term Investments	1.8
Other Assets and Liabilities	0.4
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Australia	2.0%
Austria	1.5
Belgium	0.8
Brazil	0.9
Canada	6.4
China	1.5
Colombia	0.5
Denmark	2.0
Finland	2.6
France	14.2
Germany	4.7
Hong Kong	1.2
India	0.5
Ireland	1.1
Israel	1.5
Japan	7.2
Luxembourg	0.9
Mexico	1.3
Netherlands	1.5
Norway	4.9
Portugal	1.0
Russia	0.9
South Africa	0.6
Sweden	6.0
Switzerland	5.9
Taiwan	1.3
Thailand	0.8
United Kingdom	22.6
United States	1.5
Short-Term Investments	1.8
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford International Growth Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Australia - 2.0%
15	BHP Billiton Ltd. ADR	$1,471
23	Campbell Brothers	1,153
199	Transurban Group	1,158
		3,782
	Austria - 1.5%
16	Andritz AG	1,661
22	Voestalpine AG	1,086
		2,747
	Belgium - 0.8%
12	Bekaert	1,473

	Brazil - 0.9%
45	Petroleo Brasileiro S.A. ADR	1,692

	Canada - 6.4%
10	Agrium, Inc.	897
44	Barrick Gold Corp.	2,259
106	CAE, Inc.	1,429
86	CGI Group, Inc. Class A ●	1,892
92	Methanex Corp.	2,969
37	Sino Forest Corp. Class A ●	912
30	SNC-Lavalin Group, Inc.	1,822
		12,180
	China - 1.5%
9	Baidu, Inc. ADR ●	1,344
831	China Petroleum & Chemical Corp. Class H.	837
15	Ctrip.com International Ltd. ADR ●	725
		2,906
	Colombia - 0.5%
65	Almacenes Exito S.A.	1,002

	Denmark - 2.0%
6	Coloplast-B	925
68	DSV A/S	1,788
9	Novo Nordisk A/S	1,153
		3,866
	Finland - 2.6%
26	Metso Oyj	1,579
52	Outotec Oyj	3,329
		4,908
	France - 14.2%
437	Alcatel S.A.	2,834
13	Bureau Veritas S.A.	1,097
28	Cie Generale d'Optique Essilor International S.A.	2,354
90	Club Mediterranee ●	2,096
19	Dassault Systemes S.A.	1,543
30	Edenred ●	941
20	Groupe Danone	1,478
24	Legrand S.A.	1,086
7	Pinault-Printemps-Redoute S.A.	1,179
53	Rexel S.A.	1,464
70	Safran S.A.	2,733
21	Schneider Electric S.A.	3,759
28	Vallourec	3,454
12	Zodiac Aerospace	952
		26,970
	Germany - 4.1%
19	Adidas-Salomon AG	1,434
14	BASF SE ●	1,459
22	Fresenius Medical Care AG & Co.	1,757
14	MTU Aero Engines Holdings AG ●	1,064
14	SAP AG	934
6	Software AG	1,085
		7,733
	Hong Kong - 1.2%
182	AAC Acoustic Technologies	476
366	Li & Fung Ltd.	1,875
		2,351
	India - 0.5%
83	Educomp Solutions Ltd.	900

	Ireland - 1.1%
84	CRH plc	2,083

	Israel - 1.5%
27	Check Point Software Technologies Ltd. ADR ●	1,480
31	Teva Pharmaceutical Industries Ltd. ADR	1,434
		2,914
	Japan - 7.2%
97	Bridgestone Corp.	2,150
46	Daiichi Sankyo Co., Ltd.	907
27	DeNa Co., Ltd.	1,010
72	IBJ Leasing Co., Ltd.	1,765
92	Nabtesco Corp.	2,358
15	Nitto Denko Corp.	803
5	SMC Corp.	986
40	Softbank Corp.	1,681
52	Yamaha Motor Co., Ltd.	1,009
55	Yusen Logistics Co. Ltd.	970
		13,639
	Luxembourg - 0.9%
63	SES Global S.A.	1,657

	Mexico - 1.3%
44	America Movil S.A. de C.V. ADR	2,532

	Netherlands - 1.5%
11	Fugro N.V. - CVA	990
27	Imtech N.V.	1,009
69	ING Groep N.V. ●	911
		2,910
	Norway - 4.9%
102	DNB Nor ASA	1,654
33	Kongsberg Gruppen ASA	1,027
142	Petroleum Geo-Services ●	2,251
36	Schibsted ASA	1,088
61	Telenor ASA	1,059
40	Yara International ASA	2,318
		9,397
	Portugal - 1.0%
112	Jeronimo Martins	1,838

	Russia - 0.9%
64	Mining and Metallurgical Co. Norilsk Nickel ADR	1,758

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	South Africa - 0.6%
18	Sasol Ltd.		$1,066

	Sweden - 6.0%
34	Assa Abloy Ab ●		1,007
44	Hexagon Ab		1,144
34	Skf Ab B Shares		1,085
52	Swedbank Ab		994
50	Swedish Match Ab ●		1,775
64	Tele2 Ab B Shares		1,613
150	Telefonaktiebolaget LM Ericsson ADR		2,286
79	Volvo Ab Class B		1,557
			11,461
	Switzerland - 5.9%
25	CIE Financiere Richemont S.A.		1,632
7	Dufry Group		980
3	Galenica AG		1,922
20	Meyer Burger Technology AG ●		982
20	Panalpina Welttransport Holding AG		2,659
92	Temenos Group AG ●		3,066
			11,241
	Taiwan - 1.3%
209	Delta Electronics, Inc.		934
14	High Technology Computer Corp.		633
376	Taiwan Semiconductor Manufacturing Co., Ltd.		973
			2,540
	Thailand - 0.8%
1,626	Bank of Ayudhya plc		1,568

	United Kingdom - 22.6%
262	Aberdeen Asset Management plc		1,004
54	Admiral Group plc		1,537
39	Antofagasta		901
128	Arm Holdings plc		1,326
55	BG Group plc		1,423
44	BHP Billiton plc		1,878
80	British American Tobacco plc		3,497
176	Burberry Group plc		3,812
76	Capital Group plc		937
143	Compass Group plc		1,402
515	Hays plc		1,025
74	Imperial Tobacco Group plc		2,599
27	Intertek Group plc		973
150	Lancashire Holdings Ltd.		1,626
83	Rio Tinto plc		6,077
114	Rolls-Royce Group plc		1,225
39	Schroders plc		1,238
35	Shire plc		1,074
56	Spectris plc		1,387
74	Standard Chartered plc		2,063
64	Unilever plc		2,084
147	Xstrata plc		3,759
			42,847
	United States - 1.5%
64	Cental Euro Distribution Corp. ●		757
14	Open Text Corp. ●		857
38	Virgin Media, Inc.		1,162
			2,776
	Total common stocks
	(cost $145,747)		$184,737

PREFERRED STOCKS - 0.6%
	Germany - 0.6%
16	Henkel AG & Co. KGaA		$1,091

	Total preferred stocks
	(cost $912)		$1,091

	Total long-term investments
	(cost $146,659)		$185,828

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $612,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $624)
$612	0.04%, 4/29/2011		$612
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $1,378, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $1,406)
1,378	0.05%, 4/29/2011		1,378
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,430,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $1,459)
1,430	0.04%, 4/29/2011		1,430
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $9, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $9)
9	0.02%, 4/29/2011		9
			3,429
	Total short-term investments
	(cost $3,429)		$3,429

	Total investments
	(cost $150,088) ▲	99.6%	$189,257
	Other assets and liabilities	0.4%	795
	Total net assets	100.0%	$190,052

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.3% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $150,533 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,873
Unrealized Depreciation	(2,149)
Net Unrealized Appreciation	$38,724

●	Currently non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Banc of America Securities	Sell	$1,866	$1,862	05/04/2011	$(4)
British Pound	UBS AG	Sell	347	343	05/03/2011	(4)
Euro	State Street Global Markets LLC	Buy	153	153	05/03/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	925	925	05/04/2011	–
Japanese Yen	Deutsche Bank Securities	Buy	57	57	05/02/2011	–
						$(8)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration of Securities at April 30, 2011

Percentage of
Description	Net Assets
Australian Dollar	1.2%
British Pound	22.6
Canadian Dollar	5.2
Colombian Peso	0.5
Danish Kroner	2.0
Euro	28.3
Hong Kong Dollar	1.6
Indian Rupee	0.5
Japanese Yen	7.2
Norwegian Krone	4.9
South African Rand	0.6
Swedish Krona	4.8
Swiss Franc	5.9
Taiwanese Dollar	1.3
Thai Bhat	0.8
United States Dollar	12.2
Other Assets and Liabilities	0.4
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$3,782	$1,471	$2,311	$–
Austria	2,747	–	2,747	–
Belgium	1,473	–	1,473	–
Brazil	1,692	1,692	–	–
Canada	12,180	12,180	–	–
China	2,906	2,069	837	–
Colombia	1,002	1,002	–	–
Denmark	3,866	–	3,866	–
Finland	4,908	–	4,908	–
France	26,970	941	26,029	–
Germany	7,733	2,019	5,714	–
Hong Kong	2,351	–	2,351	–
India	900	–	900	–
Ireland	2,083	–	2,083	–
Israel	2,914	2,914	–	–
Japan	13,639	–	13,639	–
Luxembourg	1,657	–	1,657	–
Mexico	2,532	2,532	–	–
Netherlands	2,910	–	2,910	–
Norway	9,397	–	9,397	–
Portugal	1,838	–	1,838	–
Russia	1,758	1,758	–	–
South Africa	1,066	–	1,066	–
Sweden	11,461	2,286	9,175	–
Switzerland	11,241	–	11,241	–
Taiwan	2,540	–	2,540	–
Thailand	1,568	–	1,568	–
United Kingdom	42,847	1,326	41,521	–
United States	2,776	2,776	–	–
Total	184,737	34,966	149,771	–
Preferred Stocks	1,091	–	1,091	–
Short-Term Investments	3,429	–	3,429	–
Total	$189,257	$34,966	$154,291	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	8	–	8	–
Total	$8	$–	$8	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $150,088)	$189,257
Cash	—
Foreign currency on deposit with custodian (cost $4)	4
Receivables:
Investment securities sold	2,822
Fund shares sold	91
Dividends and interest	721
Other assets	81
Total assets	192,976
Liabilities:
Unrealized depreciation on foreign currency contracts	8
Payables:
Investment securities purchased	2,341
Fund shares redeemed	424
Investment management fees	22
Administrative fees	—
Distribution fees	10
Accrued expenses	119
Total liabilities	2,924
Net assets	$190,052
Summary of Net Assets:
Capital stock and paid-in-capital	$423,503
Accumulated undistributed net investment income	1,483
Accumulated net realized loss on investments and foreign currency transactions	(274,130)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	39,196
Net assets	$190,052

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.15/$11.80
Shares outstanding	12,273
Net assets	$136,814
Class B: Net asset value per share	$10.36
Shares outstanding	1,586
Net assets	$16,435
Class C: Net asset value per share	$10.37
Shares outstanding	1,943
Net assets	$20,145
Class I: Net asset value per share	$11.08
Shares outstanding	865
Net assets	$9,584
Class R3: Net asset value per share	$11.26
Shares outstanding	69
Net assets	$782
Class R4: Net asset value per share	$11.38
Shares outstanding	150
Net assets	$1,702
Class R5: Net asset value per share	$11.52
Shares outstanding	14
Net assets	$166
Class Y: Net asset value per share	$11.55
Shares outstanding	383
Net assets	$4,424

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,024
Interest	1
Less: Foreign tax withheld	(209)
Total investment income	1,816

Expenses:
Investment management fees	775
Administrative services fees	2
Transfer agent fees	314
Distribution fees
Class A	167
Class B	80
Class C	98
Class R3	2
Class R4	2
Custodian fees	24
Accounting services fees	17
Registration and filing fees	50
Board of Directors' fees	2
Audit fees	5
Other expenses	48
Total expenses (before waivers and fees paid indirectly)	1,586
Expense waivers	(22)
Transfer agent fee waivers	(52)
Commission recapture	(4)
Total waivers and fees paid indirectly	(78)
Total expenses, net	1,508
Net Investment Income	308
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	15,213
Net realized loss on foreign currency contracts	(936)
Net realized loss on other foreign currency transactions	(47)
Net Realized Gain on Investments and Foreign Currency Transactions	14,230
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	11,628
Net unrealized appreciation of foreign currency contracts	1,168
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	24
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	12,820
Net Gain on Investments and Foreign Currency Transactions	27,050
Net Increase in Net Assets Resulting from Operations	$27,358

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$308	$855
Net realized gain on investments and foreign currency transactions	14,230	20,568
Net unrealized appreciation of investments and foreign currency transactions	12,820	14,790
Net Increase In Net Assets Resulting From Operations	27,358	36,213
Distributions to Shareholders:
Class A	—	(2,553)
Class B	—	(268)
Class C	—	(248)
Class I	—	(310)
Class R3	—	(8)
Class R4	—	(5)
Class R5	—	—
Class Y	—	(93)
Total distributions	—	(3,485)
Capital Share Transactions:
Class A	(17,862)	(31,008)
Class B	(2,299)	(4,062)
Class C	(2,624)	(3,722)
Class I	1,732	(7,921)
Class R3	97	96
Class R4	1,075	45
Class R5	35	95
Class Y	315	(3,429)
Net decrease from capital share transactions	(19,531)	(49,906)
Proceeds from regulatory settlements	—	34
Net Increase (Decrease) In Net Assets	7,827	(17,144)
Net Assets:
Beginning of period	182,225	199,369
End of period	$190,052	$182,225
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,483	$1,175

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open- end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer- sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

14

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$8	$—	$—	$—	$—	$8
Total	$—	$8	$—	$—	$—	$—	$8

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(936)	$—	$—	$—	$—	$(936)
Total	$—	$(936)	$—	$—	$—	$—	$(936)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1,168	$—	$—	$—	$—	$1,168
Total	$—	$1,168	$—	$—	$—	$—	$1,168

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$3,485	$505

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(287,915)
Unrealized Appreciation †	27,106
Total Accumulated Deficit	$(260,809)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$318
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(47)
Capital Stock and Paid-In-Capital	(271)

18

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$177,370
2017	110,545
Total	$287,915

As of October 31, 2010, the Fund utilized $16,811 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

19

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.54%
Class B Shares	2.30
Class C Shares	2.26
Class I Shares	1.16
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.95

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $119 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares

20

have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement	Total Return Excluding Payment
	for the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	-%	39.31%
Class B	-	38.11
Class C	-	38.27
Class I	-	39.73
Class Y	-	40.01

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	11
Class Y	11

21

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases for U.S. Government Obligations	72,272
Sales Proceeds for U.S. Government Obligations	95,594

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	534	—	(2,283)	—	(1,749)	1,447	300	(5,423)	—	(3,676)
Amount	$5,406	$—	$(23,268)	$—	$(17,862)	$12,322	$2,489	$(45,819)	$—	$(31,008)
Class B
Shares	11	—	(254)	—	(243)	34	33	(580)	—	(513)
Amount	$109	$—	$(2,408)	$—	$(2,299)	$277	$259	$(4,598)	$—	$(4,062)
Class C
Shares	63	—	(339)	—	(276)	202	30	(702)	—	(470)
Amount	$592	$—	$(3,216)	$—	$(2,624)	$1,605	$234	$(5,561)	$—	$(3,722)
Class I
Shares	320	—	(155)	—	165	135	17	(1,105)	—	(953)
Amount	$3,309	$—	$(1,577)	$—	$1,732	$1,137	$141	$(9,199)	$—	$(7,921)
Class R3
Shares	15	—	(6)	—	9	29	1	(19)	—	11
Amount	$158	$—	$(61)	$—	$97	$251	$8	$(163)	$—	$96
Class R4
Shares	120	—	(11)	—	109	22	1	(19)	—	4
Amount	$1,189	$—	$(114)	$—	$1,075	$202	$5	$(162)	$—	$45
Class R5
Shares	3	—	—	—	3	10	—	—	—	10
Amount	$35	$—	$—	$—	$35	$95	$—	$—	$—	$95
Class Y
Shares	120	—	(89)	—	31	178	11	(609)	—	(420)
Amount	$1,262	$—	$(947)	$—	$315	$1,622	$93	$(5,144)	$—	$(3,429)
Total
Shares	1,186	—	(3,137)	—	(1,951)	2,057	393	(8,457)	—	(6,007)
Amount	$12,060	$—	$(31,591)	$—	$(19,531)	$17,511	$3,229	$(70,646)	$—	$(49,906)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	32	$326
For the Year Ended October 31, 2010	96	$818

22

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $34, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on

23

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

24

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25

The Hartford International Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$9.61	$0.02	$–	$1.52	$1.54	$–	$–	$–	$–	$1.54	$11.15
B	8.96	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.36
C	8.97	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.37
I	9.53	0.05	–	1.50	1.55	–	–	–	–	1.55	11.08
R3	9.70	0.02	–	1.54	1.56	–	–	–	–	1.56	11.26
R4	9.79	0.05	–	1.54	1.59	–	–	–	–	1.59	11.38
R5	9.90	0.06	–	1.56	1.62	–	–	–	–	1.62	11.52
Y	9.93	0.06	–	1.56	1.62	–	–	–	–	1.62	11.55

For the Year Ended October 31, 2010 (E)
A	8.00	0.05	–	1.71	1.76	(0.15)	–	–	(0.15)	1.61	9.61
B	7.50	(0.01)	–	1.59	1.58	(0.12)	–	–	(0.12)	1.46	8.96
C	7.48	(0.01)	–	1.60	1.59	(0.10)	–	–	(0.10)	1.49	8.97
I	7.95	0.08	–	1.69	1.77	(0.19)	–	–	(0.19)	1.58	9.53
R3	8.08	0.03	–	1.73	1.76	(0.14)	–	–	(0.14)	1.62	9.70
R4	8.14	0.06	–	1.75	1.81	(0.16)	–	–	(0.16)	1.65	9.79
R5	8.21	0.09	–	1.77	1.86	(0.17)	–	–	(0.17)	1.69	9.90
Y	8.24	0.12	–	1.76	1.88	(0.19)	–	–	(0.19)	1.69	9.93

For the Year Ended October 31, 2009 (E)
A	7.07	0.08	–	0.85	0.93	–	–	–	–	0.93	8.00
B	6.65	0.05	–	0.80	0.85	–	–	–	–	0.85	7.50
C	6.66	0.02	–	0.80	0.82	–	–	–	–	0.82	7.48
I	7.04	0.13	–	0.82	0.95	(0.04)	–	–	(0.04)	0.91	7.95
R3	7.18	0.04	–	0.86	0.90	–	–	–	–	0.90	8.08
R4	7.23	0.07	–	0.86	0.93	(0.02)	–	–	(0.02)	0.91	8.14
R5	7.28	0.09	–	0.87	0.96	(0.03)	–	–	(0.03)	0.93	8.21
Y	7.30	0.10	–	0.88	0.98	(0.04)	–	–	(0.04)	0.94	8.24

For the Year Ended October 31, 2008 (E)
A	18.93	0.05	–	(9.50)	(9.45)	–	(2.41)	–	(2.41)	(11.86)	7.07
B	18.08	(0.05)	–	(8.97)	(9.02)	–	(2.41)	–	(2.41)	(11.43)	6.65
C	18.10	(0.05)	–	(8.98)	(9.03)	–	(2.41)	–	(2.41)	(11.44)	6.66
I	18.79	0.01	–	(9.35)	(9.34)	–	(2.41)	–	(2.41)	(11.75)	7.04
R3	19.24	0.01	–	(9.66)	(9.65)	–	(2.41)	–	(2.41)	(12.06)	7.18
R4	19.30	0.02	–	(9.68)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.23
R5	19.35	0.10	–	(9.76)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.28
Y	19.38	0.12	–	(9.79)	(9.67)	–	(2.41)	–	(2.41)	(12.08)	7.30

For the Year Ended October 31, 2007 (E)
A	14.93	0.02	–	5.35	5.37	(0.01)	(1.36)	–	(1.37)	4.00	18.93
B	14.42	(0.11)	–	5.13	5.02	–	(1.36)	–	(1.36)	3.66	18.08
C	14.42	(0.09)	–	5.13	5.04	–	(1.36)	–	(1.36)	3.68	18.10
I	14.94	(0.01)	–	5.40	5.39	(0.18)	(1.36)	–	(1.54)	3.85	18.79
R3(I)	14.79	(0.02)	–	4.47	4.45	–	–	–	–	4.45	19.24
R4(I)	14.79	0.03	–	4.48	4.51	–	–	–	–	4.51	19.30
R5(I)	14.79	0.07	–	4.49	4.56	–	–	–	–	4.56	19.35
Y	15.17	0.02	–	5.55	5.57	–	(1.36)	–	(1.36)	4.21	19.38

For the Year Ended October 31, 2006 (E)
A	12.14	0.02	–	2.96	2.98	(0.05)	(0.14)	–	(0.19)	2.79	14.93
B	11.77	(0.08)	–	2.87	2.79	–	(0.14)	–	(0.14)	2.65	14.42
C	11.77	(0.09)	–	2.88	2.79	–	(0.14)	–	(0.14)	2.65	14.42
I(J)	14.34	(0.02)	–	0.62	0.60	–	–	–	–	0.60	14.94
Y	12.33	0.06	–	3.02	3.08	(0.10)	(0.14)	–	(0.24)	2.84	15.17

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.02	%(F)	$136,814	1.61	%(G)	1.54	%(G)	1.54	%(G)	0.44	%(G)	40%
15.63	(F)	16,435	2.55	(G)	2.30	(G)	2.30	(G)	(0.31	) (G)	–
15.61	(F)	20,145	2.33	(G)	2.26	(G)	2.26	(G)	(0.28	) (G)	–
16.26	(F)	9,584	1.22	(G)	1.16	(G)	1.16	(G)	1.06	(G)	–
16.08	(F)	782	1.82	(G)	1.60	(G)	1.60	(G)	0.48	(G)	–
16.24	(F)	1,702	1.42	(G)	1.30	(G)	1.30	(G)	0.90	(G)	–
16.36	(F)	166	1.12	(G)	1.00	(G)	1.00	(G)	1.14	(G)	–
16.31	(F)	4,424	1.01	(G)	0.95	(G)	0.95	(G)	1.08	(G)	–

22.29		134,685	1.67		1.55		1.55		0.58		110
21.30		16,390	2.63		2.30		2.30		(0.17)		–
21.41		19,892	2.38		2.30		2.30		(0.17)		–
22.65		6,674	1.21		1.21		1.21		0.88		–
22.05		583	1.84		1.76		1.76		0.40		–
22.52		400	1.46		1.44		1.44		0.67		–
22.99		110	1.08		1.08		1.08		1.08		–
23.17		3,491	1.05		1.05		1.05		1.36		–

13.15		141,506	1.83		1.39		1.39		1.20		392
12.78		17,558	2.89		1.82		1.82		0.74		–
12.31		20,105	2.54		2.17		2.17		0.38		–
13.59		13,136	1.75		0.95		0.95		1.95		–
12.53		395	2.06		1.85		1.85		0.57		–
12.96		305	1.51		1.40		1.40		1.00		–
13.29		7	1.44		1.25		1.25		1.31		–
13.52		6,357	1.05		0.96		0.96		1.35		–

(56.94)		181,826	1.48		1.48		1.48		0.36		359
(57.28)		19,208	2.39		2.25		2.25		(0.40)		–
(57.27)		24,658	2.21		2.21		2.21		(0.37)		–
(56.75)		86,331	1.03		1.03		1.03		0.13		–
(57.08)		293	1.89		1.85		1.85		0.09		–
(56.94)		139	1.47		1.47		1.47		0.15		–
(56.77)		6	1.08		1.08		1.08		0.76		–
(56.72)		54,257	0.99		0.99		0.99		0.92		–

39.31	(H)	431,193	1.49		1.49		1.49		0.14		242
38.11	(H)	51,577	2.36		2.33		2.33		(0.73)		–
38.27	(H)	65,982	2.20		2.20		2.20		(0.61)		–
39.73	(H)	3,543	1.12		1.12		1.12		(0.06)		–
30.09	(F)	15	1.83	(G)	1.83	(G)	1.83	(G)	(0.15	) (G)	–
30.49	(F)	13	1.46	(G)	1.46	(G)	1.46	(G)	0.25	(G)	–
30.83	(F)	13	1.17	(G)	1.17	(G)	1.17	(G)	0.51	(G)	–
40.01	(H)	76,429	1.03		1.03		1.03		0.17		–

24.85		213,186	1.70		1.60		1.60		0.12		165
23.95		33,252	2.56		2.30		2.30		(0.59)		–
23.95		43,336	2.40		2.35		2.35		(0.65)		–
4.18	(F)	10	1.53	(G)	1.35	(G)	1.35	(G)	(0.49	) (G)	–
25.38		70,777	1.16		1.16		1.16		0.42		–

27

The Hartford International Growth Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

28

The Hartford International Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford International Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford International Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,160.25	$8.27	$1,000.00	$1,017.14	$7.72	1.54%	181	365
Class B	$1,000.00	$1,156.25	$12.30	$1,000.00	$1,013.39	$11.48	2.30	181	365
Class C	$1,000.00	$1,156.08	$12.10	$1,000.00	$1,013.57	$11.30	2.26	181	365
Class I	$1,000.00	$1,162.64	$6.22	$1,000.00	$1,019.04	$5.81	1.16	181	365
Class R3	$1,000.00	$1,160.82	$8.58	$1,000.00	$1,016.86	$8.01	1.60	181	365
Class R4	$1,000.00	$1,162.41	$6.97	$1,000.00	$1,018.34	$6.51	1.30	181	365
Class R5	$1,000.00	$1,163.64	$5.37	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,163.14	$5.10	$1,000.00	$1,020.08	$4.76	0.95	181	365

32

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IG11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford International Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Opportunities Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
International Opportunities A#	9.36%	20.05%	4.78%	5.90%
International Opportunities A##		13.45%	3.60%	5.30%
International Opportunities B#	8.91%	19.18%	4.13%	NA*
International Opportunities B##		14.18%	3.79%	NA*
International Opportunities C#	8.98%	19.19%	4.01%	5.09%
International Opportunities C##		18.19%	4.01%	5.09%
International Opportunities I#	9.53%	20.51%	5.01%	6.01%
International Opportunities R3#	9.22%	19.81%	4.60%	6.05%
International Opportunities R4#	9.38%	20.16%	4.97%	6.23%
International Opportunities R5#	9.53%	20.55%	5.19%	6.35%
International Opportunities Y#	9.59%	20.66%	5.33%	6.41%
MSCI All Country World Free ex U.S. Index	12.65%	20.22%	4.01%	7.66%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI All Country World Free ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 9.36%, before sales charge, for the six-month period ended April 30, 2011, underperforming the Fund’s benchmark, the MSCI All Country World Free ex U.S. Index, which returned 12.65% for the same period. The Fund underperformed the 13.30% return of the average fund in the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Within the benchmark, Energy (+23%) and Materials (+18%) gained the most during the period. Utilities (+4%), Telecommunication Services (+8%), and Financials (+9%) lagged on a relative basis.

The Fund’s underperformance versus its benchmark was primarily due to weak stock selection, particularly within Financials, Energy, and Information Technology. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also detracted from relative (i.e. performance of the Fund as measured against the benchmark or benchmark relative return) returns, largely due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Energy and Materials. In addition, a modest cash position detracted from relative results in an upward-trending market.

The largest detractors from relative returns were Samsung (Information Technology), Nidec (Industrials), and China Merchants Bank (Financials). Shares of electronics company Samsung declined during the period amid a patent dispute with Apple. Nidec is a Japan-based manufacturer of electronic motors. The company reported below-plan shipments as a result of the March 2011 earthquake, driving the company’s share price lower. Shares of China Merchants Bank, a leading commercial bank in China, declined during the period on an increase in the company’s non-performing loans, driven largely by a change in non-performing loan recognition norms; we expect this to reverse in early 2011. Teva (Health Care) also detracted from absolute performance.

Top contributors to relative and absolute performance during the period included Volvo (Industrials), CRH (Materials) and Schneider Electric (Industrials). Shares of Volvo, the world's second-largest truck manufacturer and a leading maker of construction equipment, rose on continued improvement in the global truck cycle and improving operating margins, driven by strength in emerging markets sales. CRH is a global construction material company. The economic recovery positively impacted the company’s sales and earnings, driving share prices higher. Shares of Schneider Electric, a French energy management company, rose due to strong earnings; in particular, the company benefited from the depreciation of the Euro against other currencies.

What is the outlook?

Inflation is increasingly becoming a global concern. In 2010, we experienced a sharp acceleration in inflation across the bigger emerging economies, such as China, India, Brazil, and Russia, driven by surging commodity prices and booming demand. In contrast, inflation in most developed countries has thus far been held back by existing excess capacity. Looking ahead, however, we expect rising food and energy prices to produce a meaningful jump in developed world inflation. Tracking a broad measure of global commodity prices over numerous business cycles, we have never seen such a rapid increase this early in the expansion phase, even going back to the 1970s. These price increases are likely to hit cash-strapped consumers, predominantly in developed countries, and will likely weigh on company margins worldwide. We believe it will also be increasingly difficult for central banks to look past this material increase in inflation.

Economic growth reaccelerated smartly in the latter part of 2010, and all geographies participated in the upswing, helping the global economy return to the 4% pace it had enjoyed prior to the financial crisis. However, this rate of expansion is likely as good as it gets for the remainder of 2011. Higher inflation and policy normalization in many countries will weigh on the global cycle.

3

At the end of the period, we were most overweight Industrials and Information Technology, and most underweight Materials and Financials, relative to the benchmark. On a regional basis, we ended the period with an overweight to select European countries, including France and Switzerland, and underweight positions in Japan, Australia, and Canada.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.7%
Banks (Financials)	9.6
Capital Goods (Industrials)	15.2
Commercial & Professional Services (Industrials)	2.4
Consumer Durables & Apparel (Consumer Discretionary)	1.8
Consumer Services (Consumer Discretionary)	3.2
Diversified Financials (Financials)	4.8
Energy (Energy)	9.9
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	1.0
Household & Personal Products (Consumer Staples)	1.6
Insurance (Financials)	3.0
Materials (Materials)	8.4
Media (Consumer Discretionary)	0.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.1
Real Estate (Financials)	3.4
Semiconductors & Semiconductor Equipment (Information Technology)	4.7
Software & Services (Information Technology)	2.6
Technology Hardware & Equipment (Information Technology)	1.4
Telecommunication Services (Services)	4.9
Transportation (Industrials)	3.4
Utilities (Utilities)	4.2
Short-Term Investments	2.8
Other Assets and Liabilities	1.1
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Brazil	5.5%
Canada	4.0
Chile	0.6
China	3.7
Colombia	0.5
Denmark	1.3
Finland	1.0
France	12.4
Germany	4.9
Hong Kong	4.9
India	1.9
Ireland	2.5
Israel	0.3
Italy	1.7
Japan	9.3
Malaysia	0.2
Mexico	1.0
Netherlands	2.9
Norway	0.4
Russia	1.9
South Africa	1.2
South Korea	1.9
Spain	0.5
Sweden	3.9
Switzerland	8.7
Taiwan	3.1
United Kingdom	15.1
United States	0.8
Short-Term Investments	2.8
Other Assets and Liabilities	1.1
Total	100.0%

4

The Hartford International Opportunities Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.1%
	Brazil - 5.5%
58	Banco do Estado do Rio Grande do Sul S.A.	$683
349	Banco Santander Brasil S.A.	4,054
169	CCR S.A.	5,251
140	Cetip S.A. - Balcao Organizado	2,308
396	Itau Unibanco Banco Multiplo S.A. ADR	9,401
373	JSL S.A. ●	2,644
1,681	PDG Realty S.A.	9,893
80	Petroleo Brasileiro S.A. ADR	2,979
42	Raia S.A. ●	645
		37,858
	Canada - 4.0%
178	Canadian Natural Resources Ltd.	8,360
200	EnCana Corp.	6,723
10	First Quantum Minerals Ltd.	1,425
161	Potash Corp. of Saskatchewan, Inc.	9,060
32	Suncor Energy, Inc.	1,484
		27,052
	Chile - 0.6%
190	Enersis S.A. ADR	4,050

	China - 3.7%
2,748	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	7,290
1,930	China Shenhua Energy Co., Ltd.	9,012
15	Ctrip.com International Ltd. ADR ●	721
39	New Oriental Education & Technology Group, Inc. ADR ●	4,886
1,168	Shandong Weigao Group Medical Polymer Co., Ltd.	3,207
		25,116
	Colombia - 0.5%
53	Bancolombia S.A. ADR	3,511

	Denmark - 1.3%
198	DSV A/S	5,168
44	FLSmidth & Co. A/S ●	3,977
		9,145
	Finland - 1.0%
24	Elisa Oyj	574
86	Kone Oyj Class B	5,369
19	Nokian Rendaat Oyj	970
		6,913
	France - 12.4%
160	Accor S.A.	7,121
188	BNP Paribas	14,841
45	Cie Generale d'Optique Essilor International S.A.	3,803
108	Groupe Danone	7,876
88	Pernod-Ricard	8,879
32	Peugeot S.A.	1,471
132	Safran S.A.	5,126
74	Schneider Electric S.A.	13,090
38	Unibail-Rodamco SE	8,780
111	Vallourec	13,855
		84,842
	Germany - 4.9%
111	Beiersdorf AG	7,207
76	Continental AG	7,600
74	HeidelbergCement AG	5,647
204	SAP AG	13,153
		33,607
	Hong Kong - 4.9%
3,343	AIA Group Ltd. ●	11,273
357	Beijing Enterprises Holdings Ltd.	1,901
3,568	China Gas Holdings Ltd.	1,383
410	ENN Energy Holdings Ltd.	1,411
1,612	Hang Lung Properties Ltd.	7,188
469	Hengan International Group Co., Ltd.	3,666
2,153	Huabao International Holdings Ltd.	3,194
1,275	Shangri-La Asia Ltd.	3,558
		33,574
	India - 1.9%
559	Bharti Televentures	4,807
72	Infosys Technologies Ltd. ADR	4,680
140	Reliance Industries Ltd.	3,120
		12,607
	Ireland - 2.5%
455	CRH plc	11,206
427	Experian plc	5,756
		16,962
	Israel - 0.3%
48	Teva Pharmaceutical Industries Ltd. ADR	2,172

	Italy - 1.7%
1,434	Snam Rete Gas S.p.A.	8,922
1,018	Unicredit S.p.A.	2,622
		11,544
	Japan - 9.3%
42	Daito Trust Construction Co., Ltd.	3,392
222	Denso Corp.	7,436
90	Eisai Co., Ltd.	3,273
49	Fanuc Ltd.	8,186
1	Inpex Corp.	4,882
211	JS Group Corp.	5,093
577	Mitsubishi Electric Corp.	6,424
951	Mitsubishi UFJ Financial Group, Inc.	4,566
240	Mitsui Fudosan Co., Ltd.	4,165
208	Mitsui O.S.K. Lines Ltd.	1,160
27	Nidec Corp.	2,334
802	Nissan Motor Co., Ltd.	7,713
310	Promise Co., Ltd.	2,645
137	Sony Financial Holdings, Inc.	2,548
		63,817
	Malaysia - 0.2%
1,275	AirAsia Berhad ●	1,238

	Mexico - 1.0%
121	America Movil S.A. de C.V. ADR	6,898

	Netherlands - 2.9%
183	ASML Holding N.V. ADR	7,659
393	ING Groep N.V. ●	5,176
427	Koninklijke (Royal) KPN N.V.	6,778
		19,613
	Norway - 0.4%
130	Frontline Ltd.	2,883

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.1% - (continued)
	Russia - 1.9%
537	OAO Gazprom Class S ADR		$9,056
460	OAO Rosneft Oil Co. GDR §		4,104
			13,160
	South Africa - 1.2%
259	Impala Platinum Holdings Ltd.		8,098

	South Korea - 1.9%
16	Samsung Electronics Co., Ltd.		13,038

	Spain - 0.5%
285	Banco Bilbao Vizcaya Argentaria S.A.		3,647

	Sweden - 3.9%
374	Assa Abloy Ab ●		11,222
186	Atlas Copco Ab		5,474
500	Volvo Ab Class B		9,827
			26,523
	Switzerland - 8.7%
174	ABB Ltd.		4,816
37	CIE Financiere Richemont S.A.		2,419
67	Credit Suisse Group AG		3,055
49	Kuehne & Nagel International AG		7,849
54	Roche Holding AG		8,771
3	SGS S.A.		6,694
113	Swiss Re		6,770
970	UBS AG		19,408
			59,782
	Taiwan - 3.1%
723	Delta Electronics, Inc.		3,236
992	Synnex Technology International Corp.		2,535
3,912	Taiwan Semiconductor Manufacturing Co., Ltd.		10,118
101	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		1,365
1,956	WPG Holdings Co., Ltd.		3,624
			20,878
	United Kingdom - 15.1%
1,606	Barclays Bank plc		7,634
364	BG Group plc		9,361
306	Capital Group plc		3,767
102	ENSCO International plc		6,051
708	HSBC Holdings plc		7,728
409	Imperial Tobacco Group plc		14,435
1,274	National Grid plc		13,069
50	Reed Elsevier Capital, Inc.		444
216	Rio Tinto plc		15,781
262	Standard Chartered plc		7,278
5,000	Vodafone Group plc		14,454
125	Xstrata plc		3,202
			103,204
	United States - 0.8%
141	Carnival Corp.		5,360

	Total common stocks
	(cost $571,963)		$657,092

	Total long-term investments
	(cost $571,963)		$657,092

SHORT-TERM INVESTMENTS – 2.8%
	Repurchase Agreements - 2.8%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $3,472,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $3,541)
$3,472	0.04%, 4/29/2011		$3,472
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $7,820, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $7,976)
7,820	0.05%, 4/29/2011		7,820
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $8,115,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $8,277)
8,115	0.04%, 4/29/2011		8,115
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $48, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $49)
48	0.02%, 4/29/2011		48
			19,455
	Total short-term investments
	(cost $19,455)		$19,455

	Total investments
	(cost $591,418) ▲	98.9%	$676,547
	Other assets and liabilities	1.1%	7,661
	Total net assets	100.0%	$684,208

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.2% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $596,339 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$90,044
Unrealized Depreciation	(9,836)
Net Unrealized Appreciation	$80,208

●	Currently non-income producing.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $4,104, which represents 0.60% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	JP Morgan Securities	Buy	$1,099	$1,094	05/04/2011	$5
British Pound	UBS AG	Buy	4,131	4,079	05/03/2011	52
Canadian Dollar	Brown Brothers Harriman	Sell	1,335	1,328	05/03/2011	(7)
Canadian Dollar	State Street Global Markets LLC	Buy	154	153	05/02/2011	1
Hong Kong Dollar	Goldman Sachs	Buy	1,101	1,100	05/03/2011	1
Hong Kong Dollar	Goldman Sachs	Buy	145	145	05/04/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	1,898	1,897	05/05/2011	1
Japanese Yen	RBS Securities	Sell	682	677	05/09/2011	(5)
Swiss Franc	Barclay Investments	Sell	1,352	1,341	05/03/2011	(11)
Swiss Franc	Deutsche Bank Securities	Sell	1,405	1,388	05/02/2011	(17)
Swiss Franc	Goldman Sachs	Sell	1,347	1,347	05/04/2011	–
Swiss Franc	JP Morgan Securities	Sell	609	600	05/02/2011	(9)
						$11

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Brazil	$37,858	$37,858	$–	$–
Canada	27,052	27,052	–	–
Chile	4,050	4,050	–	–
China	25,116	12,897	12,219	–
Colombia	3,511	3,511	–	–
Denmark	9,145	–	9,145	–
Finland	6,913	–	6,913	–
France	84,842	–	84,842	–
Germany	33,607	20,360	13,247	–
Hong Kong	33,574	3,194	30,380	–
India	12,607	4,680	7,927	–
Ireland	16,962	–	16,962	–
Israel	2,172	2,172	–	–
Italy	11,544	–	11,544	–
Japan	63,817	–	63,817	–
Malaysia	1,238	–	1,238	–
Mexico	6,898	6,898	–	–
Netherlands	19,613	14,437	5,176	–
Norway	2,883	–	2,883	–
Russia	13,160	13,160	–	–
South Africa	8,098	–	8,098	–
South Korea	13,038	–	13,038	–
Spain	3,647	–	3,647	–
Sweden	26,523	–	26,523	–
Switzerland	59,782	–	59,782	–
Taiwan	20,878	1,365	19,513	–
United Kingdom	103,204	6,051	97,153	–
United States	5,360	5,360	–	–
Total	657,092	163,045	494,047	–
Short-Term Investments	19,455	–	19,455	–
Total	$676,547	$163,045	$513,502	$–
Foreign Currency Contracts*	60	–	60	–
Total	$60	$–	$60	$–
Liabilities:
Foreign Currency Contracts*	49	–	49	–
Total	$49	$–	$49	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $591,418)	$676,547
Cash	7
Foreign currency on deposit with custodian (cost $2,075)	2,082
Unrealized appreciation on foreign currency contracts	60
Receivables:
Investment securities sold	13,445
Fund shares sold	2,207
Dividends and interest	2,681
Other assets	123
Total assets	697,152
Liabilities:
Unrealized depreciation on foreign currency contracts	49
Payables:
Investment securities purchased	11,427
Fund shares redeemed	1,235
Investment management fees	67
Administrative fees	1
Distribution fees	22
Accrued expenses	143
Total liabilities	12,944
Net assets	$684,208
Summary of Net Assets:
Capital stock and paid-in-capital	$621,130
Accumulated undistributed net investment income	2,214
Accumulated net realized loss on investments and foreign currency transactions	(24,356)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	85,220
Net assets	$684,208

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.04/$16.97
Shares outstanding	23,985
Net assets	$384,670
Class B: Net asset value per share	$14.79
Shares outstanding	1,113
Net assets	$16,459
Class C: Net asset value per share	$14.57
Shares outstanding	2,927
Net assets	$42,642
Class I: Net asset value per share	$15.99
Shares outstanding	1,606
Net assets	$25,686
Class R3: Net asset value per share	$16.32
Shares outstanding	619
Net assets	$10,102
Class R4: Net asset value per share	$16.50
Shares outstanding	766
Net assets	$12,648
Class R5: Net asset value per share	$16.57
Shares outstanding	298
Net assets	$4,931
Class Y: Net asset value per share	$16.62
Shares outstanding	11,254
Net assets	$187,070

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$6,655
Interest	16
Less: Foreign tax withheld	(634)
Total investment income	6,037

Expenses:
Investment management fees	2,282
Administrative services fees	16
Transfer agent fees	556
Distribution fees
Class A	424
Class B	81
Class C	198
Class R3	16
Class R4	13
Custodian fees	26
Accounting services fees	56
Registration and filing fees	65
Board of Directors' fees	5
Audit fees	8
Other expenses	75
Total expenses (before waivers and fees paid indirectly)	3,821
Expense waivers	(42)
Transfer agent fee waivers	(16)
Commission recapture	(12)
Total waivers and fees paid indirectly	(70)
Total expenses, net	3,751
Net Investment Income	2,286
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	40,540
Net realized loss on foreign currency contracts	(573)
Net realized gain on other foreign currency transactions	538
Net Realized Gain on Investments and Foreign Currency Transactions	40,505
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,342
Net unrealized appreciation of foreign currency contracts	289
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(31)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	15,600
Net Gain on Investments and Foreign Currency Transactions	56,105
Net Increase in Net Assets Resulting from Operations	$58,391

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$2,286	$2,897
Net realized gain on investments and foreign currency transactions	40,505	48,415
Net unrealized appreciation of investments and foreign currency transactions	15,600	28,545
Net Increase In Net Assets Resulting From Operations	58,391	79,857
Distributions to Shareholders:
From net investment income
Class A	(289)	(2,779)
Class B	—	(21)
Class C	—	(17)
Class I	(24)	(112)
Class R3	(2)	(31)
Class R4	(9)	(57)
Class R5	(5)	(24)
Class Y	(313)	(2,759)
Total distributions	(642)	(5,800)
Capital Share Transactions:
Class A	43,119	62,209
Class B	(1,356)	(3,420)
Class C	1,487	3,809
Class I	12,916	7,633
Class R3	5,003	3,561
Class R4	4,618	4,447
Class R5	1,827	2,395
Class Y	(20,001)	29,835
Net increase from capital share transactions	47,613	110,469
Proceeds from regulatory settlements	—	1,841
Net Increase In Net Assets	105,362	186,367
Net Assets:
Beginning of period	578,846	392,479
End of period	$684,208	$578,846
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,214	$570

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

14

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement on Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$60	$—	$—	$—	$—	$60
Total	$—	$60	$—	$—	$—	$—	$60

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$49	$—	$—	$—	$—	$49
Total	$—	$49	$—	$—	$—	$—	$49

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(573)	$—	$—	$—	$—	$(573)
Total	$—	$(573)	$—	$—	$—	$—	$(573)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$289	$—	$—	$—	$—	$289
Total	$—	$289	$—	$—	$—	$—	$289

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$5,729	$6,680

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$641
Accumulated Capital Losses *	(60,163)
Unrealized Appreciation †	64,922
Total Accumulated Earnings	$5,400

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$977
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(977)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$324
2017	59,839
Total	$60,163

As of October 31, 2010, the Fund utilized $42,089 of prior year capital loss carryforwards.

18

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.30%
Class B Shares	2.05
Class C Shares	2.02
Class I Shares	0.96
Class R3 Shares	1.50
Class R4 Shares	1.20
Class R5 Shares	0.90
Class Y Shares	0.80

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $1,320 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $22. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary

20

of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	7

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$385,893
Sales Proceeds Excluding U.S. Government Obligations	344,282

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,324	19	(2,485)	—	2,858	9,172	194	(4,695)	—	4,671
Amount	$80,461	$289	$(37,631)	$—	$43,119	$121,244	$2,700	$(61,735)	$—	$62,209
Class B
Shares	95	—	(193)	—	(98)	163	2	(447)	—	(282)
Amount	$1,322	$—	$(2,678)	$—	$(1,356)	$2,013	$20	$(5,453)	$—	$(3,420)
Class C
Shares	464	—	(355)	—	109	929	1	(630)	—	300
Amount	$6,374	$—	$(4,887)	$—	$1,487	$11,250	$15	$(7,456)	$—	$3,809
Class I
Shares	1,009	1	(152)	—	858	762	4	(195)	—	571
Amount	$15,155	$22	$(2,261)	$—	$12,916	$10,060	$63	$(2,490)	$—	$7,633
Class R3
Shares	373	—	(49)	—	324	289	2	(32)	—	259
Amount	$5,763	$3	$(763)	$—	$5,003	$3,975	$31	$(445)	$—	$3,561
Class R4
Shares	403	1	(106)	—	298	376	4	(48)	—	332
Amount	$6,267	$10	$(1,659)	$—	$4,618	$5,049	$57	$(659)	$—	$4,447
Class R5
Shares	130	—	(11)	—	119	169	2	(8)	—	163
Amount	$2,002	$5	$(180)	$—	$1,827	$2,481	$24	$(110)	$—	$2,395
Class Y
Shares	1,302	20	(2,552)	—	(1,230)	4,265	192	(2,225)	—	2,232
Amount	$20,139	$313	$(40,453)	$—	$(20,001)	$57,753	$2,758	$(30,676)	$—	$29,835
Total
Shares	9,100	41	(5,903)	—	3,238	16,125	401	(8,280)	—	8,246
Amount	$137,483	$642	$(90,512)	$—	$47,613	$213,825	$5,668	$(109,024)	$—	$110,469

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	57	$856
For the Year Ended October 31, 2010	128	$1,713

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $1,841, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The impact of the payment on the Fund’s NAV was approximately $0.06 for all classes.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

22

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$14.68	$0.05	$–	$1.32	$1.37	$(0.01)	$–	$–	$(0.01)	$1.36	$16.04
B	13.58	(0.01)	–	1.22	1.21	–	–	–	–	1.21	14.79
C	13.37	(0.01)	–	1.21	1.20	–	–	–	–	1.20	14.57
I	14.62	0.09	–	1.30	1.39	(0.02)	–	–	(0.02)	1.37	15.99
R3	14.95	0.06	–	1.32	1.38	(0.01)	–	–	(0.01)	1.37	16.32
R4	15.10	0.07	–	1.35	1.42	(0.02)	–	–	(0.02)	1.40	16.50
R5	15.15	0.09	–	1.35	1.44	(0.02)	–	–	(0.02)	1.42	16.57
Y	15.19	0.08	–	1.38	1.46	(0.03)	–	–	(0.03)	1.43	16.62

For the Year Ended October 31, 2010 (E)
A	12.62	0.07	–	2.14	2.21	(0.15)	–	–	(0.15)	2.06	14.68
B	11.65	(0.03)	–	1.97	1.94	(0.01)	–	–	(0.01)	1.93	13.58
C	11.46	(0.02)	–	1.94	1.92	(0.01)	–	–	(0.01)	1.91	13.37
I	12.59	0.13	–	2.12	2.25	(0.22)	–	–	(0.22)	2.03	14.62
R3	12.88	0.05	–	2.17	2.22	(0.15)	–	–	(0.15)	2.07	14.95
R4	12.98	0.08	–	2.22	2.30	(0.18)	–	–	(0.18)	2.12	15.10
R5	13.04	0.14	–	2.21	2.35	(0.24)	–	–	(0.24)	2.11	15.15
Y	13.07	0.14	–	2.22	2.36	(0.24)	–	–	(0.24)	2.12	15.19

For the Year Ended October 31, 2009 (E)
A	10.23	0.13	–	2.50	2.63	(0.24)	–	–	(0.24)	2.39	12.62
B	9.40	0.08	–	2.31	2.39	(0.14)	–	–	(0.14)	2.25	11.65
C	9.29	0.04	–	2.28	2.32	(0.15)	–	–	(0.15)	2.17	11.46
I	10.25	0.05	–	2.60	2.65	(0.31)	–	–	(0.31)	2.34	12.59
R3	10.51	0.08	–	2.56	2.64	(0.27)	–	–	(0.27)	2.37	12.88
R4	10.58	0.14	–	2.56	2.70	(0.30)	–	–	(0.30)	2.40	12.98
R5	10.60	0.08	–	2.66	2.74	(0.30)	–	–	(0.30)	2.44	13.04
Y	10.62	0.19	–	2.57	2.76	(0.31)	–	–	(0.31)	2.45	13.07

For the Year Ended October 31, 2008 (E)
A	21.79	0.19	–	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	(11.56)	10.23
B	20.34	0.07	–	(7.81)	(7.74)	–	(3.20)	–	(3.20)	(10.94)	9.40
C	20.16	0.08	–	(7.75)	(7.67)	–	(3.20)	–	(3.20)	(10.87)	9.29
I(H)	17.53	0.06	–	(7.34)	(7.28)	–	–	–	–	(7.28)	10.25
R3	22.33	0.18	–	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	(11.82)	10.51
R4	22.39	0.05	–	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	(11.81)	10.58
R5	22.45	0.25	–	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	(11.85)	10.60
Y	22.48	0.29	–	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	(11.86)	10.62

For the Year Ended October 31, 2007
A	16.13	0.05	–	6.10	6.15	(0.06)	(0.43)	–	(0.49)	5.66	21.79
B	15.14	(0.07)	–	5.70	5.63	–	(0.43)	–	(0.43)	5.20	20.34
C	15.01	(0.07)	–	5.65	5.58	–	(0.43)	–	(0.43)	5.15	20.16
R3(J)	17.07	0.06	–	5.20	5.26	–	–	–	–	5.26	22.33
R4(J)	17.07	0.09	–	5.23	5.32	–	–	–	–	5.32	22.39
R5(J)	17.07	0.13	–	5.25	5.38	–	–	–	–	5.38	22.45
Y	16.67	0.05	–	6.39	6.44	(0.20)	(0.43)	–	(0.63)	5.81	22.48

For the Year Ended October 31, 2006 (E)
A	13.13	0.13	–	2.92	3.05	(0.05)	–	–	(0.05)	3.00	16.13
B	12.35	0.03	–	2.76	2.79	–	–	–	–	2.79	15.14
C	12.27	0.01	–	2.73	2.74	–	–	–	–	2.74	15.01
Y	13.55	0.25	–	2.98	3.23	(0.11)	–	–	(0.11)	3.12	16.67

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

9.36	%(F)	$384,670	1.32	%(G)	1.30	%(G)	1.30	%(G)	0.65	%(G)	57%
8.91	(F)	16,459	2.30	(G)	2.05	(G)	2.05	(G)	(0.17	) (G)	–
8.98	(F)	42,642	2.02	(G)	2.02	(G)	2.02	(G)	(0.10	) (G)	–
9.53	(F)	25,686	0.97	(G)	0.97	(G)	0.97	(G)	1.15	(G)	–
9.22	(F)	10,102	1.53	(G)	1.50	(G)	1.50	(G)	0.73	(G)	–
9.38	(F)	12,648	1.21	(G)	1.20	(G)	1.20	(G)	0.87	(G)	–
9.53	(F)	4,931	0.91	(G)	0.90	(G)	0.90	(G)	1.19	(G)	–
9.59	(F)	187,070	0.81	(G)	0.81	(G)	0.81	(G)	1.06	(G)	–

17.56		310,049	1.47		1.42		1.42		0.54		106
16.70		16,434	2.44		2.19		2.19		(0.24)		–
16.72		37,671	2.16		2.15		2.15		(0.19)		–
18.01		10,933	1.08		1.08		1.08		1.02		–
17.28		4,413	1.63		1.59		1.59		0.38		–
17.76		7,066	1.29		1.27		1.27		0.63		–
18.12		2,704	0.99		0.97		0.97		1.04		–
18.20		189,576	0.90		0.90		0.90		1.05		–

26.36		207,600	1.65		1.42		1.42		1.20		168
25.85		17,390	2.74		1.84		1.84		0.85		–
25.38		28,852	2.34		2.23		2.23		0.45		–
26.81		2,230	1.25		1.23		1.23		0.51		–
25.94		466	1.85		1.82		1.82		0.72		–
26.42		1,769	1.38		1.38		1.38		1.29		–
26.67		210	1.09		1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		2.11		0.50		–
(44.92)		23,743	2.20		2.20		2.20		0.54		–
(41.53	) (F)	143	1.00	(G)	1.00	(G)	1.00	(G)	1.19	(G)	–
(44.70)		74	1.99		1.79		1.79		1.13		–
(44.39)		1,003	1.52		1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		0.94		1.74		–

39.15	(I)	241,239	1.49		1.49		1.49		0.31		147
38.17	(I)	37,545	2.46		2.18		2.18		(0.39)		–
38.17	(I)	31,076	2.21		2.21		2.21		(0.42)		–
30.81	(F)	28	1.71	(G)	1.71	(G)	1.71	(G)	0.40	(G)	–
31.17	(F)	13	1.41	(G)	1.41	(G)	1.41	(G)	0.53	(G)	–
31.52	(F)	13	1.11	(G)	1.11	(G)	1.11	(G)	0.83	(G)	–
39.91	(I)	127,314	0.95		0.95		0.95		0.84		–

23.25		159,087	1.61		1.57		1.57		0.84		102
22.59		29,125	2.56		2.15		2.15		0.24		–
22.33		20,782	2.33		2.33		2.33		0.06		–
24.00		43,994	1.02		1.02		1.02		1.56		–

25

The Hartford International Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 30, 2008.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

26

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,093.60	$6.75	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class B	$1,000.00	$1,089.10	$10.62	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class C	$1,000.00	$1,089.75	$10.49	$1,000.00	$1,014.76	$10.11	2.02	181	365
Class I	$1,000.00	$1,095.35	$5.03	$1,000.00	$1,020.00	$4.85	0.97	181	365
Class R3	$1,000.00	$1,092.22	$7.79	$1,000.00	$1,017.35	$7.51	1.50	181	365
Class R4	$1,000.00	$1,093.81	$6.23	$1,000.00	$1,018.84	$6.01	1.20	181	365
Class R5	$1,000.00	$1,095.35	$4.68	$1,000.00	$1,020.33	$4.51	0.90	181	365
Class Y	$1,000.00	$1,095.91	$4.18	$1,000.00	$1,020.80	$4.03	0.81	181	365

30

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IO11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford International Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Small Company Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
International Small Company A#	13.60%	25.16%	3.49%	10.02%
International Small Company A##		18.28%	2.33%	9.40%
International Small Company B#	13.26%	24.26%	2.84%	NA*
International Small Company B##		19.26%	2.53%	NA*
International Small Company C#	13.27%	24.24%	2.73%	9.21%
International Small Company C##		23.24%	2.73%	9.21%
International Small Company I#	13.86%	25.81%	3.80%	10.19%
International Small Company R3#	13.62%	25.13%	3.88%	10.47%
International Small Company R4#	13.74%	25.46%	3.93%	10.49%
International Small Company R5#	13.94%	25.78%	3.99%	10.52%
International Small Company Y#	13.98%	25.92%	4.01%	10.54%
S&P EPAC SmallCap Index	16.97%	25.27%	3.16%	11.06%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director, Equity Research Analyst	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 13.60%, before sales charge, for the six-month period ended April 30, 2011, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 16.97% for the same period. The Fund underperformed the 14.07% return of the average fund in the Lipper International Small/Mid Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Within the benchmark, Energy (+26%), Materials (+22%), and Industrials (+20%), gained the most during the period. Telecommunication Services (+8%) and Utilities (+13%) lagged on a relative basis.

Stock selection, which was weak across eight of the ten broad economic sectors of the market, detracted from benchmark-relative performance. Stock selection was weakest within Materials, Energy, and Information Technology and was strongest within Consumer Discretionary. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark or benchmark relative return) performance, in part due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Energy and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials.

The largest detractors from absolute (i.e. total return) and relative (i.e. performance of the Fund as measured against the benchmark or benchmark relative return) performance during the period were Karoon Gas Australia (Energy), Kenedix (Financials), and Meetic (Information Technology). Karoon Gas Austrialia is a pure-play energy exploration company with resources in Australia, Peru, and Brazil. The stock underperformed as a large investor in the company was rumored to be looking for buyers for its stake of the company. Shares of Kenedix, a Japan-based real estate management company, underperformed during the period. As a result of the ongoing effects relating to the Fukushima nuclear plant and the potential impact on Tokyo real estate, the market shunned real estate stocks, including Kenedix. Leading European online dating website Meetic increased marketing spending in an effort to gain market share. The company’s shares fell over concerns about shorter-term margin compression. We eliminated the position during the period.

Top contributors to absolute and relative returns were NRW Holdings (Industrials), Start Today (Consumer Discretionary), and Kongsberg Group (Industrials). Shares of NRW Holdings, an Australian company that provides services to mining companies, rose amid the announcement of several new projects, including an upgrade of the Great Eastern Highway in Western Australia and the Middlemount Coal Project in Queensland. Start Today is a Japan-based online retail company and service provider for third-party e-commerce operations. The company continues to benefit from rising e-commerce volume as online purchases constitute a greater share of overall retail spending, driving shares higher. Kongsberg Group, a Norway-based technology supplier to the defense, oil & gas and maritime industries reported better than expected earnings driven by solid revenue growth and operating margin expansion, driving shares higher.

What is the outlook?

Despite the rise in equities during the period, we believe that the macroeconomic environment remains uncertain. We continue to focus our analysis at the individual company level, seeking to identify companies with strong balance sheets, leading competitive positions, and solid free cash flows, that are trading at attractive valuations.

At the end of the period, we were most overweight Consumer Discretionary, Industrials, and Health Care, and most underweight Financials relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe. This was offset by overweight positions in Japan and Emerging Markets.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.4%
Capital Goods (Industrials)	18.4
Commercial & Professional Services (Industrials)	5.0
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	3.8
Diversified Financials (Financials)	8.9
Energy (Energy)	5.2
Food & Staples Retailing (Consumer Staples)	1.9
Food, Beverage & Tobacco (Consumer Staples)	0.9
Health Care Equipment & Services (Health Care)	4.2
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	0.4
Materials (Materials)	8.0
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.9
Real Estate (Financials)	5.0
Retailing (Consumer Discretionary)	9.2
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	3.8
Technology Hardware & Equipment (Information Technology)	1.0
Transportation (Industrials)	3.5
Utilities (Utilities)	1.7
Short-Term Investments	0.4
Other Assets and Liabilities	2.7
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Australia	7.3%
Austria	1.9
Belgium	3.0
Brazil	2.8
Denmark	0.9
Finland	1.3
France	7.4
Germany	5.2
Hong Kong	3.3
India	0.4
Italy	1.8
Japan	30.0
Luxembourg	0.7
Netherlands	0.7
Norway	2.2
Poland	0.6
Russia	1.4
Singapore	2.1
South Korea	3.0
Sweden	0.7
Switzerland	3.9
United Kingdom	16.3
Short-Term Investments	0.4
Other Assets and Liabilities	2.7
Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)
Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9%
	Australia - 7.3%
145	AJ Lucas Group Ltd.	$271
278	Aquarius Platinum Ltd.	1,605
203	Challenger Financial Services Group Ltd.	1,078
185	Domino's Pizza Enterprises Ltd.	1,320
222	Karoon Gas Australia Ltd. ●	1,617
954	NRW Holdings Ltd.	2,837
192	SAI Global Ltd.	1,054
280	Seek Ltd.	2,138
84	Sims Metal Management Ltd.	1,615
60	Worleyparsons Ltd.	2,003
		15,538
	Austria - 1.9%
21	Andritz AG	2,165
1	Schoeller-Bleckmann Oilfield Equipment AG	127
51	Zumbotel AG	1,838
		4,130
	Belgium - 3.0%
28	CFE	2,436
24	D'ieteren S.A.	1,760
46	UCB S.A.	2,204
		6,400
	Brazil - 2.8%
110	Arezzo Industria e Comercio S.A. ●	1,692
74	Cetip S.A. - Balcao Organizado	1,208
102	Localiza Rent a Car S.A.	1,747
74	Totvs S.A.	1,413
		6,060
	Denmark - 0.9%
76	DSV A/S	1,987

	Finland - 1.3%
22	Nokian Rendaat Oyj	1,163
70	Tikkurila Oy	1,677
		2,840
	France - 7.4%
9	Bollore	2,267
19	Bureau Veritas S.A.	1,673
35	CFAO	1,393
22	Eurazeo	1,835
10	Icade	1,304
25	Imerys S.A.	1,952
17	Seche Environment	1,631
59	Sechilienne S.A.	1,713
17	Wendel	2,070
		15,838
	Germany - 5.2%
16	Delticom AG	1,705
41	MTU Aero Engines Holdings AG ●	3,166
34	Rheinmetall AG	3,058
66	Rhoen-Klinikum AG	1,504
36	Stratec Biomedical	1,601
		11,034
	Hong Kong - 3.3%
130	ASM Pacific Technology	1,750
1,118	Boshiwa International Holdings ●	726
1,688	China Automation Group	1,480
1,675	Microport Scientific Corp. ●	1,231
1,429	Techtronic Industries Co., Ltd.	1,954
		7,141
	India - 0.4%
182	Jyothy Laboratories Ltd.	854

	Italy - 1.8%
749	Immobiliare Grande Distribuzione	1,808
969	Iride S.p.A.	2,001
		3,809
	Japan - 30.0%
42	ABC Mart, Inc.	1,562
47	Acom Co., Ltd.	689
154	Amada Co., Ltd.	1,237
45	Benesse Holdings, Inc.	1,872
54	Cosmos Pharmaceutical Corp.	2,401
–	Cyberagent, Inc.	1,055
138	Dainippon Screen Mfg Co., Ltd.	1,282
54	DeNa Co., Ltd.	2,042
34	Disco Corp.	2,326
241	Fuji Heavy Industries Ltd.	1,794
374	Hino Motors Ltd.	1,773
113	Hitachi Metals Ltd.	1,488
87	Hoshizaki Electric Co., Ltd.	1,697
56	IBJ Leasing Co., Ltd.	1,375
50	Jafco Co., Ltd.	1,278
22	Japan Petroleum Exploration Co., Ltd.	1,098
58	JSR Corp.	1,222
–	Kakaku.com, Inc.	1,533
6	Kenedix, Inc.	1,021
250	Matsui Securities Co., Ltd. ☼	1,232
67	Megachips Corp.	1,132
1	Message Co., Ltd.	1,671
395	Mitsui-Soko Co., Ltd.	1,465
159	Mori Seiki Co., Ltd.	2,042
264	Nihon Nohyaku Co., Ltd.	1,184
210	Nippon Denko Co., Ltd.	1,374
–	Osaka Securities Exchange Co., Ltd.	1,548
24	Point, Inc.	1,110
36	Proto Corp.	1,348
122	Shinko Plantech Co., Ltd.	1,367
134	Shionogi & Co., Ltd.	2,174
728	Showa Denko K.K.	1,453
69	Square Enix Holdings Co., Ltd.	1,155
95	Start Today Co., Ltd.	1,663
20	Sumitomo Real Estate Sales Co., Ltd.	815
334	Teijin Ltd.	1,601
91	Tokyo Ohka Kogyo Co., Ltd.	1,924
67	Torishima Pump Mfg. Co., Ltd.	1,073
29	Towa Pharmaceutical Co., Ltd.	1,512
290	Toyo Engineering Corp.	1,172
154	Toyota Boshoku Corp.	2,401
98	Yamaha Motor Co., Ltd.	1,889
87	Yaskawa Electric Corp.	1,018
		64,068
	Luxembourg - 0.7%
84	Reinet Investments S.A. ●	1,489

	Netherlands - 0.7%
10	HAL Trust	1,516

	Norway - 2.2%
117	Kongsberg Gruppen ASA	3,652

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Norway - 2.2% - (continued)
95	Storebrand Asa		$983
			4,635
	Poland - 0.6%
72	Warsaw Stock Exchange ●		1,361

	Russia - 1.4%
157	O'Key Group LLC ■●		1,648
56	Pharmstandard ●§		1,440
			3,088
	Singapore - 2.1%
896	Capitacommercial Trust		1,055
1,154	Indofood Agri Resources Ltd. ●		1,967
567	Straits Asia Resources		1,372
			4,394
	South Korea - 3.0%
5	CJ Home Shopping		1,049
20	Daum Communications Corp.		2,011
8	Green Cross Corp.		1,007
37	Hotel Shilla Co., Ltd.		918
4	LG Household & Health Care Ltd.		1,460
			6,445
	Sweden - 0.7%
158	Bjoern Borg Ab		1,544

	Switzerland - 3.9%
25	Dufry Group		3,317
49	Nobel Biocare Holding AG		1,081
7	Straumann Holding AG		1,870
61	Temenos Group AG ●		2,034
			8,302
	United Kingdom - 16.3%
210	Ashmore Group plc		1,313
287	Babcock International Group plc		3,078
290	Brown (N) Group plc		1,473
207	Chemring Group plc		2,317
112	Close Brothers Group plc		1,515
93	Cookson Group plc		1,115
1,574	Debenhams plc		1,798
306	Domino's Pizza UK & IRL plc		2,365
1,021	Hampson Industries plc		452
1,088	Hansteen Holdings plc		1,504
297	Hansteen Holdings plc Rights		7
141	Hunting plc		1,905
175	James Fisher & Sons plc		1,605
296	Jupiter Fund Management plc		1,510
84	Kier Group plc		1,864
112	Land Securities Group plc		1,470
309	Mears Group plc ‡		1,246
210	Persimmon plc		1,696
96	Rightmove		1,691
248	Savills plc		1,665
589	Thomas Cook Group plc		1,690
55	Ultra Electronics Holdings plc		$1,590
			34,869
	Total common stocks
	(cost $173,735)		$207,342

	Total long-term investments
	(cost $173,735)		$207,342

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $143,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $146)
$143	0.04%, 4/29/2011		$143
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $322, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $328)
322	0.05%, 4/29/2011		322
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $334,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $341)
334	0.04%, 4/29/2011		334
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $2)
2	0.02%, 4/29/2011		2
			801
	Total short-term investments
	(cost $801)		$801

	Total investments
	(cost $174,536) ▲	97.3%	$208,143
	Other assets and liabilities	2.7%	5,697
	Total net assets	100.0%	$213,840

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.9% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $181,310 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,861
Unrealized Depreciation	(14,028)
Net Unrealized Appreciation	$26,833

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $1,648, which represents 0.77% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $1,440, which represents 0.67% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $212.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Banc of America Securities	Sell	$31	$31	05/04/2011	$–
Australian Dollar	Deutsche Bank Securities	Buy	323	321	05/03/2011	2
Australian Dollar	JP Morgan Securities	Sell	28	27	05/02/2011	(1)
British Pound	Deutsche Bank Securities	Buy	401	401	05/03/2011	–
British Pound	JP Morgan Securities	Sell	34	34	05/04/2011	–
British Pound	Morgan Stanley	Sell	6	6	05/05/2011	–
Euro	State Street Global Markets LLC	Sell	3,361	3,361	05/03/2011	–
Euro	State Street Global Markets LLC	Sell	1,552	1,539	05/02/2011	(13)
Japanese Yen	RBS Securities	Buy	212	210	05/09/2011	2
						$(10)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Currency Concentration of Securities at April 30, 2011

Percentage of
Description	Net Assets
Australian Dollar	6.5%
Brazilian Real	2.8
British Pound	17.1
Danish Kroner	0.9
Euro	22.0
Hong Kong Dollar	3.3
Indian Rupee	0.4
Japanese Yen	30.0
Norwegian Krone	2.2
Polish New Zloty	0.6
Republic of Korea Won	3.0
Singapore Dollar	2.1
Swedish Krona	0.7
Swiss Franc	3.9
United States Dollar	1.8
Other Assets and Liabilities	2.7
Total	100.0%

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$15,538	$1,320	$14,218	$–
Austria	4,130	–	4,130	–
Belgium	6,400	–	6,400	–
Brazil	6,060	6,060	–	–
Denmark	1,987	–	1,987	–
Finland	2,840	–	2,840	–
France	15,838	3,898	11,940	–
Germany	11,034	1,601	9,433	–
Hong Kong	7,141	726	6,415	–
India	854	–	854	–
Italy	3,809	1,808	2,001	–
Japan	64,068	1,132	62,936	–
Luxembourg	1,489	1,489	–	–
Netherlands	1,516	–	1,516	–
Norway	4,635	–	4,635	–
Poland	1,361	1,361	–	–
Russia	3,088	3,088	–	–
Singapore	4,394	–	4,394	–
South Korea	6,445	1,460	4,985	–
Sweden	1,544	–	1,544	–
Switzerland	8,302	–	8,302	–
United Kingdom	34,869	7,003	27,866	–
Total	207,342	30,946	176,396	–
Short-Term Investments	801	–	801	–
Total	$208,143	$30,946	$177,197	$–
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–
Liabilities:
Foreign Currency Contracts*	14	–	14	–
Total	$14	$–	$14	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in						Balance
	as of	Realized	Unrealized				Transfers	Transfers	as of
	October	Gain	Appreciation	Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)	Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Common Stocks	$219	$14	$1	$—	$—	$(75)	$—	$(159)	$—
Total	$219	$14	$1	$—	$—	$(75)	$—	$(159)	$—

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $174,536)	$208,143
Cash	312
Foreign currency on deposit with custodian (cost $41)	41
Unrealized appreciation on foreign currency contracts	4
Receivables:
Investment securities sold	5,827
Fund shares sold	342
Dividends and interest	949
Other assets	82
Total assets	215,700
Liabilities:
Unrealized depreciation on foreign currency contracts	14
Payables:
Investment securities purchased	1,589
Fund shares redeemed	165
Investment management fees	26
Administrative fees	—
Distribution fees	5
Accrued expenses	61
Total liabilities	1,860
Net assets	$213,840
Summary of Net Assets:
Capital stock and paid-in-capital	$236,271
Accumulated distribution in excess of net investment income	(1,974)
Accumulated net realized loss on investments and foreign currency transactions	(54,067)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	33,610
Net assets	$213,840

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.13/$14.95
Shares outstanding	4,364
Net assets	$61,683
Class B: Net asset value per share	$13.52
Shares outstanding	602
Net assets	$8,133
Class C: Net asset value per share	$13.30
Shares outstanding	900
Net assets	$11,962
Class I: Net asset value per share	$14.06
Shares outstanding	660
Net assets	$9,280
Class R3: Net asset value per share	$14.29
Shares outstanding	84
Net assets	$1,204
Class R4: Net asset value per share	$14.32
Shares outstanding	16
Net assets	$224
Class R5: Net asset value per share	$14.32
Shares outstanding	10
Net assets	$143
Class Y: Net asset value per share	$14.33
Shares outstanding	8,460
Net assets	$121,211

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,838
Interest	3
Less: Foreign tax withheld	(166)
Total investment income	1,675
Expenses:
Investment management fees	899
Administrative services fees	1
Transfer agent fees	135
Distribution fees
Class A	70
Class B	40
Class C	56
Class R3	2
Class R4	—
Custodian fees	19
Accounting services fees	18
Registration and filing fees	56
Board of Directors' fees	2
Audit fees	6
Other expenses	36
Total expenses (before waivers and fees paid indirectly)	1,340
Expense waivers	(30)
Transfer agent fee waivers	(18)
Commission recapture	(2)
Total waivers and fees paid indirectly	(50)
Total expenses, net	1,290
Net Investment Income	385
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	16,465
Net realized gain on foreign currency contracts	105
Net realized loss on other foreign currency transactions	(78)
Net Realized Gain on Investments and Foreign Currency Transactions	16,492
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	9,462
Net unrealized depreciation of foreign currency contracts	(19)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	9
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	9,452
Net Gain on Investments and Foreign Currency Transactions	25,944
Net Increase in Net Assets Resulting from Operations	$26,329

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$385	$623
Net realized gain on investments and foreign currency transactions	16,492	31,796
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	9,452	(1,534)
Net Increase In Net Assets Resulting From Operations	26,329	30,885
Distributions to Shareholders:
From net investment income
Class A	(535)	(587)
Class B	(22)	(63)
Class C	(37)	(60)
Class I	(133)	(108)
Class R3	(2)	—
Class R4	(1)	—
Class R5	(2)	—
Class Y	(1,690)	(1,248)
Total distributions	(2,422)	(2,066)
Capital Share Transactions:
Class A	1,294	(7,680)
Class B	(683)	(2,085)
Class C	(517)	(2,228)
Class I	663	(733)
Class R3	997	100
Class R4	79	100
Class R5	2	100
Class Y	(3,935)	8,394
Net decrease from capital share transactions	(2,100)	(4,032)
Proceeds from regulatory settlements	—	26
Net Increase In Net Assets	21,807	24,813
Net Assets:
Beginning of period	192,033	167,220
End of period	$213,840	$192,033
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(1,974)	$63

The accompanying notes are an integral part of these financial statements.

12

The Hartford International Small Company Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

16

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$14	$—	$—	$—	$—	$14
Total	$—	$14	$—	$—	$—	$—	$14

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$105	$—	$—	$—	$—	$105
Total	$—	$105	$—	$—	$—	$—	$105

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(19)	$—	$—	$—	$—	$(19)
Total	$—	$(19)	$—	$—	$—	$—	$(19)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

18

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$2,066	$490

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,422
Accumulated Capital Losses *	(66,144)
Unrealized Appreciation †	17,384
Total Accumulated Deficit	$(46,338)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$531
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(531)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$19,340
2017	46,804
Total	$66,144

As of October 31, 2010, the Fund utilized $28,450 of prior year capital loss carryforwards.

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

20

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.57%
Class B Shares	2.34
Class C Shares	2.31
Class I Shares	1.07
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	1.00

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $79 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Funds as follows:

Shares
Class R3	10
Class R4	10
Class R5	10

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$78,674
Sales Proceeds Excluding U.S. Government Obligations	83,664

22

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	662	40	(599)	—	103	840	51	(1,611)	—	(720)
Amount	$8,758	$514	$(7,978)	$—	$1,294	$9,384	$559	$(17,623)	$—	$(7,680)
Class B
Shares	24	2	(80)	—	(54)	30	6	(236)	—	(200)
Amount	$295	$21	$(999)	$—	$(683)	$327	$59	$(2,471)	$—	$(2,085)
Class C
Shares	72	3	(117)	—	(42)	143	5	(366)	—	(218)
Amount	$894	$33	$(1,444)	$—	$(517)	$1,498	$52	$(3,778)	$—	$(2,228)
Class I
Shares	205	2	(162)	—	45	61	2	(126)	—	(63)
Amount	$2,685	$33	$(2,055)	$—	$663	$673	$25	$(1,431)	$—	$(733)
Class R3
Shares	90	—	(16)	—	74	10	—	—	—	10
Amount	$1,205	$3	$(211)	$—	$997	$100	$—	$—	$—	$100
Class R4
Shares	9	—	(3)	—	6	10	—	—	—	10
Amount	$113	$2	$(36)	$—	$79	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$2	$—	$—	$2	$100	$—	$—	$—	$100
Class Y
Shares	588	130	(996)	—	(278)	2,879	113	(2,146)	—	846
Amount	$7,740	$1,690	$(13,365)	$—	$(3,935)	$31,938	$1,248	$(24,792)	$—	$8,394
Total
Shares	1,650	177	(1,973)	—	(146)	3,983	177	(4,485)	—	(325)
Amount	$21,690	$2,298	$(26,088)	$—	$(2,100)	$44,120	$1,943	$(50,095)	$—	$(4,032)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	18	$235
For the Year Ended October 31, 2010	54	$595

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $26, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

23

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

16.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

25

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -
	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$12.56	$0.01	$–	$1.69	$1.70	$(0.13)	$–	$–	$(0.13)	$1.57	$14.13
B	11.97	(0.04)	–	1.62	1.58	(0.03)	–	–	(0.03)	1.55	13.52
C	11.78	(0.04)	–	1.60	1.56	(0.04)	–	–	(0.04)	1.52	13.30
I	12.53	0.04	–	1.68	1.72	(0.19)	–	–	(0.19)	1.53	14.06
R3	12.72	0.06	–	1.66	1.72	(0.15)	–	–	(0.15)	1.57	14.29
R4	12.74	0.05	–	1.69	1.74	(0.16)	–	–	(0.16)	1.58	14.32
R5	12.75	0.04	–	1.72	1.76	(0.19)	–	–	(0.19)	1.57	14.32
Y	12.76	0.04	–	1.72	1.76	(0.19)	–	–	(0.19)	1.57	14.33

For the Year Ended October 31, 2010 (E)
A	10.74	0.02	–	1.92	1.94	(0.12)	–	–	(0.12)	1.82	12.56
B	10.28	(0.07)	–	1.84	1.77	(0.08)	–	–	(0.08)	1.69	11.97
C	10.10	(0.07)	–	1.80	1.73	(0.05)	–	–	(0.05)	1.68	11.78
I	10.70	0.07	–	1.91	1.98	(0.15)	–	–	(0.15)	1.83	12.53
R3(H)	10.20	–	–	2.52	2.52	–	–	–	–	2.52	12.72
R4(H)	10.20	0.02	–	2.52	2.54	–	–	–	–	2.54	12.74
R5(H)	10.20	0.04	–	2.51	2.55	–	–	–	–	2.55	12.75
Y	10.89	0.07	–	1.96	2.03	(0.16)	–	–	(0.16)	1.87	12.76

For the Year Ended October 31, 2009
A	7.45	0.08	–	3.21	3.29	–	–	–	–	3.29	10.74
B	7.16	0.02	–	3.10	3.12	–	–	–	–	3.12	10.28
C	7.06	(0.01)	–	3.05	3.04	–	–	–	–	3.04	10.10
I	7.47	0.06	–	3.23	3.29	(0.06)	–	–	(0.06)	3.23	10.70
Y	7.60	0.09	–	3.27	3.36	(0.07)	–	–	(0.07)	3.29	10.89

For the Year Ended October 31, 2008 (E)
A	17.99	0.10	–	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	(10.54)	7.45
B	17.35	0.02	–	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	(10.19)	7.16
C	17.16	–	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	(10.10)	7.06
I	18.02	0.11	–	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	(10.55)	7.47
Y	18.26	0.18	–	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	(10.66)	7.60

For the Year Ended October 31, 2007
A	16.19	0.03	–	3.92	3.95	(0.15)	(2.00)	–	(2.15)	1.80	17.99
B	15.72	(0.05)	–	3.76	3.71	(0.08)	(2.00)	–	(2.08)	1.63	17.35
C	15.55	(0.02)	–	3.69	3.67	(0.06)	(2.00)	–	(2.06)	1.61	17.16
I(I)	17.10	0.02	–	0.90	0.92	–	–	–	–	0.92	18.02
Y	16.37	0.02	–	4.06	4.08	(0.19)	(2.00)	–	(2.19)	1.89	18.26

For the Year Ended October 31, 2006 (E)
A	14.27	0.08	–	3.62	3.70	(0.25)	(1.53)	–	(1.78)	1.92	16.19
B	13.91	(0.01)	–	3.51	3.50	(0.16)	(1.53)	–	(1.69)	1.81	15.72
C	13.78	(0.03)	–	3.48	3.45	(0.15)	(1.53)	–	(1.68)	1.77	15.55
Y	14.41	0.15	–	3.64	3.79	(0.30)	(1.53)	–	(1.83)	1.96	16.37

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.
(I)	Commenced operations on May 31, 2007.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.60	%(F)	$61,683	1.61	%(G)	1.57	%(G)	1.57	%(G)	0.15	%(G)	40%
13.26	(F)	8,133	2.56	(G)	2.34	(G)	2.34	(G)	(0.69	) (G)	–
13.27	(F)	11,962	2.35	(G)	2.31	(G)	2.31	(G)	(0.65	) (G)	–
13.86	(F)	9,280	1.11	(G)	1.07	(G)	1.07	(G)	0.58	(G)	–
13.62	(F)	1,204	1.73	(G)	1.65	(G)	1.65	(G)	0.90	(G)	–
13.74	(F)	224	1.46	(G)	1.35	(G)	1.35	(G)	0.77	(G)	–
13.94	(F)	143	1.14	(G)	1.05	(G)	1.05	(G)	0.63	(G)	–
13.98	(F)	121,211	1.04	(G)	1.00	(G)	1.00	(G)	0.66	(G)	–

18.22		53,514	1.63		1.57		1.57		0.14		97
17.28		7,850	2.60		2.32		2.32		(0.63)		–
17.23		11,103	2.37		2.32		2.32		(0.62)		–
18.76		7,698	1.08		1.08		1.08		0.63		–
24.71	(F)	125	1.73	(G)	1.65	(G)	1.65	(G)	0.08	(G)	–
24.90	(F)	125	1.43	(G)	1.36	(G)	1.36	(G)	0.38	(G)	–
25.00	(F)	125	1.12	(G)	1.06	(G)	1.06	(G)	0.68	(G)	–
18.83		111,493	1.02		1.02		1.02		0.68		–

44.16		53,517	1.81		1.39		1.39		0.64		151
43.58		8,798	2.89		1.80		1.80		0.25		–
43.06		11,713	2.55		2.14		2.14		(0.10)		–
44.32		7,255	1.09		1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		2.13		0.18		–
(53.00)		10,563	2.28		2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.01		1.36		–

27.90		153,290	1.49		1.49		1.49		0.33		96
26.97		19,562	2.44		2.26		2.26		(0.47)		–
26.98		33,033	2.23		2.23		2.23		(0.43)		–
5.38	(F)	174	1.19	(G)	1.19	(G)	1.19	(G)	0.77	(G)	–
28.48		132,411	1.01		1.01		1.01		0.75		–

29.36		69,998	1.74		1.60		1.60		0.56		107
28.51		11,960	2.66		2.24		2.24		(0.08)		–
28.35		18,486	2.43		2.35		2.35		(0.22)		–
29.89		86,707	1.20		1.20		1.20		0.97		–

27

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,136.03	$8.33	$1,000.00	$1,017.00	$7.86	1.57%	181	365
Class B	$1,000.00	$1,132.60	$12.35	$1,000.00	$1,013.21	$11.66	2.34	181	365
Class C	$1,000.00	$1,132.75	$12.24	$1,000.00	$1,013.32	$11.55	2.31	181	365
Class I	$1,000.00	$1,138.60	$5.68	$1,000.00	$1,019.48	$5.37	1.07	181	365
Class R3	$1,000.00	$1,136.24	$8.74	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class R4	$1,000.00	$1,137.38	$7.16	$1,000.00	$1,018.10	$6.76	1.35	181	365
Class R5	$1,000.00	$1,139.41	$5.57	$1,000.00	$1,019.59	$5.26	1.05	181	365
Class Y	$1,000.00	$1,139.81	$5.31	$1,000.00	$1,019.83	$5.01	1.00	181	365

31

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-ISC11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford International Value Fund

Manager Discussion (Unaudited)	2
Financial Statements
Schedule of Investments at April 30, 2011 (Unaudited)	5
Investment Valuation Hierarchy Level Summary at April 30, 2011 (Unaudited)	8
Statement of Assets and Liabilities at April 30, 2011 (Unaudited)	9
Statement of Operations for the Six-Month Period Ended April 30, 2011 (Unaudited)	10
Statement of Changes in Net Assets for the Six-Month Period Ended April 30, 2011 (Unaudited) and the Period May 28, 2010 (commencement of operations) through October 31, 2010	11
Notes to Financial Statements (Unaudited)	12
Financial Highlights (Unaudited)	24
Directors and Officers (Unaudited)	26
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	28
Quarterly Portfolio Holdings Information (Unaudited)	28
Expense Example (Unaudited)	29

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Value Fund inception 05/28/2010
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 5/28/10 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/11)

		Since
	6 Month†	Inception
International Value A#	15.20%	36.17%
International Value A##		28.68%
International Value C#	14.73%	35.27%
International Value C##		34.27%
International Value I#	15.31%	36.53%
International Value R3#	14.97%	35.78%
International Value R4#	15.22%	36.18%
International Value R5#	15.29%	36.50%
International Value Y#	15.40%	36.64%
MSCI EAFE Value Index	12.38%	32.88%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investments in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Manager
Theodore B.P. Jayne, CFA
Director

How did the Fund perform?

The Class A shares of the Hartford International Value Fund returned 15.20%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the MSCI EAFE Value Index, which returned 12.38% for the same period. The Fund outperformed the 12.74% return of the average fund in the Lipper International Multi-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Within the benchmark, Materials (+25%), Energy (+21%), and Industrials (+14%) gained the most during the period. Utilities (0%), Telecommunication Services (+8%), and Information Technology (+9%) lagged on a relative basis.

Security selection, which was strongest in Energy, Industrials, and Information Technology, contributed positively to benchmark-relative performance. This was partially offset by weaker stock selection in Financials, Health Care, and Materials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, contributed positively to benchmark-relative returns during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Materials contributed positively to benchmark-relative results, while an overweight to Information Technology detracted.

Among the top contributors to benchmark-relative returns were Tokyo Electric Power (Utilities), Gazprom (Energy), and Sandvik (Industrials). Not owning poor performing benchmark component Tokyo Electric Power was additive to benchmark-relative returns. The stock fell during first quarter 2011, hurt by the Japanese earthquake and tsunami in March, which caused severe problems at TEPCO's power plants. Shares of Gazprom, the largest natural gas producer in the world, rose sharply as global gas markets rallied due to the immediate need to replace nuclear energy generation in the aftermath of the earthquake in Japan. Shares of the Swedish engineering group Sandvik posted strong returns along with other mining equipment companies as strong secular growth continued in the mining industry. Top absolute contributors for the period also included Daito Trust Construction (Financials) and CGI Group (Information Technology).

Teva Pharmaceuticals (Health Care), SBI Holdings (Financials), and Royal Dutch Shell (Energy) detracted most from benchmark-relative returns. Shares of pharmaceutical company Teva fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. SBI is one of the leading on-line brokers in Japan. The shares are highly geared to the performance of the Japanese equity market and declined in the aftermath of the devastating earthquake. Our underweight position in strong performing benchmark component Royal Dutch Shell detracted from relative (i.e. performance of the Fund as measured against the benchmark or benchmark relative return) returns. Shares of the integrated oil and gas company rose as global oil and gas prices rallied in the first quarter of 2011. Dongfeng Motor Group (Consumer Discretionary) was among the top detractors from absolute performance.

What is the outlook?

In our view, the market is dealing with too many issues right now – the earthquake and its after effects, turmoil in the Middle East and North Africa, energy supply disruption, and European debt – to make a sustained upward move. In addition, we are more nervous about the outlook for cycle progress and earnings than at any time in the past seven quarters, while valuations indicate that many investors are more optimistic. This optimism may be well founded - policy makers in the West are aware of the issues faced by the global economy. Liquidity levels remain high as a result, providing broad support for risk assets.

At this point we do not expect a major downturn in equity markets, but there is some likelihood that we could move sideways with significant volatility until some of these issues are resolved. Stocks ultimately are driven by earnings. A meaningful trend in stock prices from here likely will require more clarity from corporate reports and real earnings as opposed to the headline-driven environment of recent months.

We select stocks individually based on their merits. As a result of bottom-up stock selection, we ended the period most overweight the Consumer Staples, Materials, and Information Technology sectors. The Fund held less-than-benchmark weights in Financials, Utilities, Telecommunication Services, and Health Care at the end of the period.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	4.8%
Banks (Financials)	14.8
Capital Goods (Industrials)	8.0
Consumer Durables & Apparel (Consumer Discretionary)	2.6
Diversified Financials (Financials)	4.3
Energy (Energy)	13.6
Food, Beverage & Tobacco (Consumer Staples)	6.8
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	6.3
Materials (Materials)	10.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.0
Real Estate (Financials)	2.5
Retailing (Consumer Discretionary)	1.1
Semiconductors & Semiconductor Equipment (Information Technology)	1.4
Software & Services (Information Technology)	4.5
Technology Hardware & Equipment (Information Technology)	0.5
Telecommunication Services (Services)	6.8
Transportation (Industrials)	2.3
Utilities (Utilities)	1.2
Short-Term Investments	2.2
Other Assets and Liabilities	(2.3)
Total	100.0%

Diversification by Country
as of April 30, 2011

Percentage of
Country	Net Assets
Australia	1.1%
Belgium	1.4
Brazil	2.3
Canada	5.4
China	1.4
Denmark	3.6
Finland	0.5
France	5.5
Germany	8.9
Hong Kong	4.2
Ireland	0.3
Israel	2.1
Italy	0.9
Japan	16.0
Netherlands	3.6
Norway	4.7
Russia	2.3
Singapore	2.8
Spain	0.4
Sweden	4.4
Switzerland	6.5
Taiwan	1.4
United Kingdom	20.4
Short-Term Investments	2.2
Other Assets and Liabilities	(2.3)
Total	100.0%

4

The Hartford International Value Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.1%
	Australia - 1.1%
122	Insurance Australia Group	$478

	Belgium - 1.4%
13	UCB S.A.	614

	Brazil - 2.3%
27	Companhia Energetica de Minas Gerais ADR ‡	562
13	Petroleo Brasileiro S.A. ADR	500
		1,062
	Canada - 5.4%
42	CGI Group, Inc. Class A ●	925
15	Imperial Oil Ltd.	772
15	Methanex Corp.	469
5	Potash Corp. of Saskatchewan, Inc.	271
		2,437
	China - 1.4%
105	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd. ●	279
80	China Shenhua Energy Co., Ltd.	374
		653
	Denmark - 3.6%
5	Carlsberg A/S Class B	576
22	DSV A/S	582
5	FLSmidth & Co. A/S ●	453
		1,611
	Finland - 0.5%
24	Nokia Oyj	221

	France - 5.5%
3	Christian Dior	492
4	Michelin (C.G.D.E.) Class B	437
10	Societe Generale Class A	640
7	Vallourec	897
		2,466
	Germany - 8.9%
10	BASF SE ●	1,007
13	Daimler AG	1,026
8	Hannover Rueckversicherung AG	483
6	HeidelbergCement AG	443
9	K+S AG	725
2	Siemens AG	342
		4,026
	Hong Kong - 4.2%
147	AIA Group Ltd. ●	495
176	Cathay Pacific Airways Ltd.	440
656	Huabao International Holdings Ltd.	973
		1,908
	Ireland - 0.3%
5	CRH plc	116

	Israel - 2.1%
21	Teva Pharmaceutical Industries Ltd. ADR	956

	Italy - 0.9%
126	Intesa Sanpaolo	419

	Japan - 16.0%
10	Acom Co., Ltd. ☼	149
14	Daito Trust Construction Co., Ltd. ☼	1,136
13	DeNa Co., Ltd. ☼	481
6	Honda Motor Co., Ltd. ☼	231
–	Inpex Corp.	377
111	Isuzu Motors Ltd. ☼	477
16	JS Group Corp.	395
7	Komatsu Ltd.	250
24	Mitsubishi Corp.	643
73	Mitsubishi UFJ Financial Group, Inc.	348
58	Nomura Holdings, Inc.	297
5	OBIC Co., Ltd. ☼	834
39	Sega Sammy Holdings, Inc. ☼	676
13	Softbank Corp. ☼	557
76	Sumitomo Chemical Co., Ltd. ☼	404
		7,255
	Netherlands - 3.6%
8	CSM N.V.	305
17	Royal Dutch Shell plc B Shares	665
6	SBM Offshore N.V. ●	189
15	Unilever N.V. CVA	480
		1,639
	Norway - 4.7%
67	DNB Nor ASA	1,083
10	Statoil ASA	288
44	Telenor ASA	758
		2,129
	Russia - 2.3%
63	OAO Gazprom Class S ADR	1,059

	Singapore - 2.8%
45	Oversea-Chinese Banking Corp., Ltd.	351
57	United Overseas Bank Ltd.	915
		1,266
	Spain - 0.4%
16	Banco Santander Central Hispano S.A.	199

	Sweden - 4.4%
70	Nordea Bank Ab	795
102	Telia Ab	831
19	Volvo Ab Class B	370
		1,996
	Switzerland - 6.5%
10	Credit Suisse Group AG	439
3	Roche Holding AG	508
15	Swiss Re	920
53	UBS AG	1,063
		2,930
	Taiwan - 1.4%
46	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	615

	United Kingdom - 20.4%
22	AstraZeneca plc	1,106
134	Barclays Bank plc	636
18	BG Group plc	451
127	BP plc	980
11	British American Tobacco plc	475
9	ENSCO International plc	519
97	HSBC Holdings plc	1,057

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 100.1% - (continued)
	United Kingdom - 20.4% - (continued)
35	Imperial Tobacco Group plc		$1,238
121	Logica plc		273
22	Petropavlovsk plc		327
37	Prudential plc		477
9	Reckitt Benckiser Group plc		492
10	Standard Chartered plc		272
318	Vodafone Group plc		919
			9,222
	Total common stocks
	(cost $41,757)		$45,277

	Total long-term investments
	(cost $41,757)		$45,277

SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 2.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $184,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $187)
$184	0.04%, 4/29/2011		$184
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $414, collateralized by FHLMC
	4.00% - 4.50%, 2040 - 2041, FNMA 4.00%
	- 4.50%, 2030 - 2041, GNMA 4.00%, 2040,
	value of $422)
414	0.05%, 4/29/2011		414
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $429,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $438)
429	0.04%, 4/29/2011		429
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $3)
2	0.02%, 4/29/2011		2
			1,029
	Total short-term investments
	(cost $1,029)		$1,029

	Total investments
	(cost $42,786) ▲	102.3%	$46,306
	Other assets and liabilities	(2.3)%	(1,040)
	Total net assets	100.0%	$45,266

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 100.2% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $42,798 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,916
Unrealized Depreciation	(408)
Net Unrealized Appreciation	$3,508

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $107.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Deutsche Bank Securities	Buy	$11	$11	05/03/2011	$–
British Pound	JP Morgan Securities	Buy	127	126	05/04/2011	1
Canadian Dollar	State Street Global Markets LLC	Buy	10	10	05/02/2011	–
Danish Krone	RBS Securities	Buy	35	35	05/02/2011	–
Euro	Banc of America Securities	Buy	2,416	2,347	07/15/2011	69
Euro	State Street Global Markets LLC	Buy	51	50	05/02/2011	1
Hong Kong Dollar	Goldman Sachs	Buy	10	10	05/03/2011	–
Japanese Yen	RBS Securities	Buy	107	106	05/09/2011	1
Norwegian Krone	UBS AG	Buy	42	41	05/02/2011	1
Singapore Dollar	Goldman Sachs	Buy	16	16	05/04/2011	–
Swedish Krona	UBS AG	Buy	18	18	05/02/2011	–
Swiss Franc	JP Morgan Securities	Buy	20	20	05/02/2011	–
						$73

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$478	$–	$478	$–
Belgium	614	–	614	–
Brazil	1,062	1,062	–	–
Canada	2,437	2,437	–	–
China	653	279	374	–
Denmark	1,611	–	1,611	–
Finland	221	–	221	–
France	2,466	–	2,466	–
Germany	4,026	483	3,543	–
Hong Kong	1,908	973	935	–
Ireland	116	–	116	–
Israel	956	956	–	–
Italy	419	–	419	–
Japan	7,255	–	7,255	–
Netherlands	1,639	–	1,639	–
Norway	2,129	–	2,129	–
Russia	1,059	1,059	–	–
Singapore	1,266	–	1,266	–
Spain	199	199	–	–
Sweden	1,996	–	1,996	–
Switzerland	2,930	–	2,930	–
Taiwan	615	615	–	–
United Kingdom	9,222	519	8,703	–
Total	45,277	8,582	36,695	–
Short-Term Investments	1,029	–	1,029	–
Total	$46,306	$8,582	$37,724	$–
Foreign Currency Contracts*	73	–	73	–
Total	$73	$–	$73	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $42,786)	$46,306
Cash	1
Foreign currency on deposit with custodian (cost $42)	42
Unrealized appreciation on foreign currency contracts	73
Receivables:
Fund shares sold	122
Dividends and interest	181
Other assets	95
Total assets	46,820
Liabilities:
Payables:
Investment securities purchased	541
Fund shares redeemed	1,000
Investment management fees	5
Administrative fees	—
Distribution fees	—
Accrued expenses	8
Total liabilities	1,554
Net assets	$45,266
Summary of Net Assets:
Capital stock and paid-in-capital	$40,511
Accumulated undistributed net investment income	269
Accumulated net realized gain on investments and foreign currency transactions	892
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,594
Net assets	$45,266

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.31/$14.08
Shares outstanding	250
Net assets	$3,326
Class C: Net asset value per share	$13.25
Shares outstanding	65
Net assets	$862
Class I: Net asset value per share	$13.33
Shares outstanding	58
Net assets	$769
Class R3: Net asset value per share	$13.30
Shares outstanding	53
Net assets	$700
Class R4: Net asset value per share	$13.32
Shares outstanding	51
Net assets	$681
Class R5: Net asset value per share	$13.33
Shares outstanding	51
Net assets	$682
Class Y: Net asset value per share	$13.34
Shares outstanding	2,866
Net assets	$38,246

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$446
Interest	1
Less: Foreign tax withheld	(51)
Total investment income	396

Expenses:
Investment management fees	100
Administrative services fees	1
Transfer agent fees	2
Distribution fees
Class A	3
Class C	4
Class R3	2
Class R4	1
Custodian fees	10
Accounting services fees	2
Registration and filing fees	56
Board of Directors' fees	—
Audit fees	3
Other expenses	3
Total expenses (before waivers and fees paid indirectly)	187
Expense waivers	(74)
Commission recapture	—
Total waivers and fees paid indirectly	(74)
Total expenses, net	113
Net Investment Income	283
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	759
Net realized gain on foreign currency contracts	253
Net realized loss on other foreign currency transactions	(107)
Net Realized Gain on Investments and Foreign Currency Transactions	905
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,731
Net unrealized appreciation of foreign currency contracts	76
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	2,807
Net Gain on Investments and Foreign Currency Transactions	3,712
Net Increase in Net Assets Resulting from Operations	$3,995

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month	For the Period
	Period Ended	May 28, 2010*
	April 30, 2011	through
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$283	$10
Net realized gain on investments and foreign currency transactions	905	172
Net unrealized appreciation of investments and foreign currency transactions	2,807	787
Net Increase In Net Assets Resulting From Operations	3,995	969
Distributions to Shareholders:
From net investment income
Class A	(4)	—
Class I	(2)	—
Class R4	(1)	—
Class R5	(2)	—
Class Y	(36)	—
From net realized gain on investments
Class A	(38)	—
Class C	(15)	—
Class I	(13)	—
Class R3	(13)	—
Class R4	(12)	—
Class R5	(12)	—
Class Y	(61)	—
Total distributions	(209)	—
Capital Share Transactions:
Class A	1,252	1,540
Class C	75	594
Class I	86	508
Class R3	13	519
Class R4	13	500
Class R5	14	500
Class Y	33,397	1,500
Net increase from capital share transactions	34,850	5,661
Net Increase In Net Assets	38,636	6,630
Net Assets:
Beginning of period	6,630	—
End of period	$45,266	$6,630
Accumulated undistributed (distribution in excess of) net investment income (loss)	$269	$31

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

12

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$73	$—	$—	$—	$—	$73
Total	$—	$73	$—	$—	$—	$—	$73

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$253	$—	$—	$—	$—	$253
Total	$—	$253	$—	$—	$—	$—	$253

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$76	$—	$—	$—	$—	$76
Total	$—	$76	$—	$—	$—	$—	$76

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with

16

lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$192
Undistributed Long-Term Capital Gain	2
Unrealized Appreciation *	775
Total Accumulated Earnings	$969

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$21
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(21)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

18

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.34%
Class C Shares	2.03
Class I Shares	1.00
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.82

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $33 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	102
Class C	51
Class I	51
Class R3	51
Class R4	51
Class R5	51
Class Y	79

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$47,665
Sales Proceeds Excluding U.S. Government Obligations	12,327

20

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Period Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	106	4	(9)	—	101	151	—	(2)	—	149
Amount	$1,321	$43	$(112)	$—	$1,252	$1,561	$—	$(21)	$—	$1,540
Class C
Shares	8	1	(3)	—	6	59	—	—	—	59
Amount	$99	$14	$(38)	$—	$75	$595	$—	$(1)	$—	$594
Class I
Shares	6	1	—	—	7	51	—	—	—	51
Amount	$71	$15	$—	$—	$86	$508	$—	$—	$—	$508
Class R3
Shares	—	1	—	—	1	52	—	—	—	52
Amount	$—	$13	$—	$—	$13	$519	$—	$—	$—	$519
Class R4
Shares	—	1	—	—	1	50	—	—	—	50
Amount	$—	$13	$—	$—	$13	$500	$—	$—	$—	$500
Class R5
Shares	—	1	—	—	1	50	—	—	—	50
Amount	$—	$14	$—	$—	$14	$500	$—	$—	$—	$500
Class Y
Shares	2,783	8	(75)	—	2,716	150	—	—	—	150
Amount	$34,300	$97	$(1,000)	$—	$33,397	$1,500	$—	$—	$—	$1,500
Total
Shares	2,903	17	(87)	—	2,833	563	—	(2)	—	561
Amount	$35,791	$209	$(1,150)	$—	$34,850	$5,683	$—	$(22)	$—	$5,661
11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

22

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23

The Hartford International Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$11.82	$0.10	$–	$1.66	$1.76	$(0.02)	$(0.25)	$–	$(0.27)	$1.49	$13.31
C	11.79	0.04	–	1.67	1.71	–	(0.25)	–	(0.25)	1.46	13.25
I	11.84	0.11	–	1.67	1.78	(0.04)	(0.25)	–	(0.29)	1.49	13.33
R3	11.81	0.07	–	1.67	1.74	–	(0.25)	–	(0.25)	1.49	13.30
R4	11.82	0.09	–	1.67	1.76	(0.01)	(0.25)	–	(0.26)	1.50	13.32
R5	11.84	0.10	–	1.67	1.77	(0.03)	(0.25)	–	(0.28)	1.49	13.33
Y	11.84	0.17	–	1.62	1.79	(0.04)	(0.25)	–	(0.29)	1.50	13.34

From (commencement of operations) May 28, 2010, through October 31, 2010
A(H)	10.00	0.02	–	1.80	1.82	–	–	–	–	1.82	11.82
C(H)	10.00	(0.01)	–	1.80	1.79	–	–	–	–	1.79	11.79
I(H)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84
R3(H)	10.00	–	–	1.81	1.81	–	–	–	–	1.81	11.81
R4(H)	10.00	0.01	–	1.81	1.82	–	–	–	–	1.82	11.82
R5(H)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84
Y(H)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

15.20	%(F)	$3,326	1.97	%(G)	1.34	%(G)	1.34	%(G)	1.58	%(G)	53%
14.73	(F)	862	2.66	(G)	2.03	(G)	2.03	(G)	0.69	(G)	–
15.31	(F)	769	1.63	(G)	1.00	(G)	1.00	(G)	1.75	(G)	–
14.97	(F)	700	2.33	(G)	1.60	(G)	1.60	(G)	1.10	(G)	–
15.22	(F)	681	2.03	(G)	1.30	(G)	1.30	(G)	1.40	(G)	–
15.29	(F)	682	1.73	(G)	1.00	(G)	1.00	(G)	1.70	(G)	–
15.40	(F)	38,246	1.45	(G)	0.82	(G)	0.82	(G)	2.73	(G)	–

18.20	(F)	1,765	3.05	(G)	1.27	(G)	1.27	(G)	0.50	(G)	47
17.90	(F)	695	3.76	(G)	1.98	(G)	1.98	(G)	(0.28	) (G)	–
18.40	(F)	601	2.75	(G)	0.97	(G)	0.97	(G)	0.67	(G)	–
18.10	(F)	609	3.45	(G)	1.62	(G)	1.62	(G)	0.02	(G)	–
18.20	(F)	591	3.15	(G)	1.32	(G)	1.32	(G)	0.33	(G)	–
18.40	(F)	592	2.85	(G)	1.02	(G)	1.02	(G)	0.63	(G)	–
18.40	(F)	1,777	2.75	(G)	0.97	(G)	0.97	(G)	0.68	(G)	–

25

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,152.03	$7.16	$1,000.00	$1,018.14	$6.71	1.34%	181	365
Class C	$1,000.00	$1,147.35	$10.79	$1,000.00	$1,014.75	$10.12	2.03	181	365
Class I	$1,000.00	$1,153.14	$5.34	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class R3	$1,000.00	$1,149.68	$8.53	$1,000.00	$1,016.86	$8.00	1.60	181	365
Class R4	$1,000.00	$1,152.15	$6.94	$1,000.00	$1,018.35	$6.51	1.30	181	365
Class R5	$1,000.00	$1,152.89	$5.34	$1,000.00	$1,019.83	$5.01	1.00	181	365
Class Y	$1,000.00	$1,154.05	$4.38	$1,000.00	$1,020.73	$4.11	0.82	181	365

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-IV11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford MidCap Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford MidCap Fund inception 12/31/1997
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
MidCap A#	20.54%	21.68%	5.73%	8.36%
MidCap A##		14.99%	4.54%	7.75%
MidCap B#	20.08%	20.70%	4.91%	NA*
MidCap B##		15.70%	4.62%	NA*
MidCap C#	20.19%	20.88%	5.02%	7.64%
MidCap C##		19.88%	5.02%	7.64%
MidCap I#	20.76%	22.08%	5.89%	8.45%
MidCap R3#	20.44%	21.39%	5.93%	8.75%
MidCap R4#	20.62%	21.79%	6.06%	8.81%
MidCap R5#	20.75%	22.14%	6.18%	8.88%
MidCap Y#	20.82%	22.26%	6.22%	8.90%
S&P MidCap 400 Index	23.25%	25.07%	6.35%	8.51%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Phillip H. Perelmuter*	Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President	Senior Vice President	Vice President, Equity Research Analyst

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 20.54%, before sales charge, for the six-month period ended April 30, 2011, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 23.25% for the same period. The Fund also underperformed the 20.86% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. In addition, equities were pushed higher by investors’ enthusiasm for the extension of tax cuts in the U.S. and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, strong corporate earnings, and a continued accommodative Fed policy.

Mid cap stocks (+23.3%) outperformed large cap stocks (+16.4%), but underperformed small cap stocks (+23.7%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Growth stocks (+27.1%) outpaced Value stocks (+20.7%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. The Energy (+38%), Industrials (+30%), and Health Care (+29%) sectors performed best while the Telecommunication Services (+8%), Financials (+15%), and Utilities (+17%) sectors rose the least.

Overall underperformance versus the benchmark was driven by weak security selection, primarily within Industrials, Consumer Discretionary, and Energy. This more than offset positive stock selection within Information Technology, Health Care, and Consumer Staples. Sector allocation, driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to relative returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark) position in Financials and overweight positions in Health Care and Industrials. A modest cash position in an upward trending market detracted from relative performance.

Top detractors from relative (i.e. performance of the Fund as measured against the benchmark or benchmark relative return) performance included Southwest Airlines (Industrials), DreamWorks Animation (Consumer Discretionary), and Discovery Communications (Consumer Discretionary). Southwest Airlines, a short-haul, low-fare domestic airline, saw shares decline as oil prices rose. The stock also declined when one of the company’s planes developed a hole in the fuselage mid-flight, resulting in the grounding of numerous flights and additional aircraft inspections. DreamWorks Animation, a computer-generated, animated feature film company, disappointed with lower ticket sales for the film “Megamind” as well as weak DVD sales. Shares of Discovery Communications, a leading pay TV programmer for global cable and satellite operators, slid as ad revenues became more sensitive to ratings and ratings slumped in the fourth quarter. Additionally, Greenhill & Company (Financials) was among the top detractors from absolute (i.e. total return) performance.

Top relative and absolute contributors included Polycom (Information Technology), Tempur-Pedic International (Consumer Discretionary), and Beckman Coulter (Health Care). Voice and videoconferencing equipment and services company Polycom’s stock rose as revenues topped expectations with strong growth across major geographies and product categories. The firm expanded strategic partnerships and grew sales of core network infrastructure solutions. International mattress and pillow manufacturer Tempur-Pedic’s shares rose as the company issued fiscal year guidance above expectations and Q1 sales and profits exceeded expectations in both the North American and International segments. Shares of biomedical-testing products maker Beckman Coulter jumped after Danaher, a diversified technology company, agreed to acquire Beckman.

What is the outlook?

Central banks in developing markets, and now Europe, have begun interest rate tightening due to surging commodity prices and inflationary pressures that are squeezing consumers and pinching corporate margins. The earthquake in Japan has created near-term uncertainty from supply chain disruptions, but reconstruction efforts should have a stimulative effect starting in the second half of the year. We observe in many

3

cyclical industries that good news is increasingly being priced into the stocks. Globally, the PMI indices may be peaking and the odds of some slowing in China due to tighter credit conditions is beginning to look increasingly likely. On the supportive side for stocks would be M&A activity and improved flows coming into equities from fixed income.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals, valuation, and expectations. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Health Care, Information Technology, and Industrials sectors. Our largest underweights relative to the benchmark were in Financials, Consumer Staples, and Materials.

* Effective May 1, 2011, Phil Perelmuter transitioned to a different role at Wellington, and will no longer be involved in the management of The Hartford MidCap Fund. Phil Ruedi, an experienced portfolio manager and member of the investment team since 2004, has assumed lead portfolio management responsibility for Fund.

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	3.4
Capital Goods (Industrials)	11.0
Commercial & Professional Services (Industrials)	2.7
Consumer Durables & Apparel (Consumer Discretionary)	4.7
Consumer Services (Consumer Discretionary)	1.8
Diversified Financials (Financials)	4.5
Energy (Energy)	5.8
Food, Beverage & Tobacco (Consumer Staples)	0.7
Health Care Equipment & Services (Health Care)	7.8
Insurance (Financials)	3.3
Materials (Materials)	4.7
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Real Estate (Financials)	1.2
Retailing (Consumer Discretionary)	3.5
Semiconductors & Semiconductor Equipment (Information Technology)	6.8
Software & Services (Information Technology)	10.5
Technology Hardware & Equipment (Information Technology)	3.5
Telecommunication Services (Services)	1.1
Transportation (Industrials)	5.5
Utilities (Utilities)	4.2
Short-Term Investments	1.8
Other Assets and Liabilities	–
Total	100.0%

4

The Hartford MidCap Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2%
	Automobiles & Components - 1.5%
2,023	Harley-Davidson, Inc.	$75,392

	Banks - 3.4%
987	Bankunited, Inc.	27,716
286	Cullen/Frost Bankers, Inc.	16,949
6,454	Huntington Bancshares, Inc.	43,822
925	M&T Bank Corp.	81,763
		170,250
	Capital Goods - 11.0%
1,182	AMETEK, Inc.	54,396
1,195	Carlisle Cos., Inc.	59,186
1,073	Foster Wheeler AG ●	38,154
1,449	IDEX Corp.	67,982
1,119	Jacobs Engineering Group, Inc. ●	55,506
154	Joy Global, Inc.	15,582
1,690	Lennox International, Inc.	82,156
514	MSC Industrial Direct Co., Inc.	36,817
1,511	PACCAR, Inc.	80,228
1,061	Rockwell Collins, Inc.	66,949
		556,956
	Commercial & Professional Services - 2.7%
812	HNI Corp.	22,353
860	Manpower, Inc.	56,987
51	Ritchie Bros. Auctioneers, Inc.	1,580
1,943	Robert Half International, Inc.	58,920
		139,840
	Consumer Durables & Apparel - 4.7%
821	Hasbro, Inc.	38,432
245	Lululemon Athletica, Inc. ●	24,507
93	NVR, Inc. ●	68,652
970	Tempur-Pedic International, Inc. ●	60,916
985	Timberland Co. Class A ●	44,493
		237,000
	Consumer Services - 1.8%
857	DeVry, Inc.	45,318
375	Strayer Education, Inc.	46,483
		91,801
	Diversified Financials - 4.5%
1,564	Cetip S.A. - Balcao Organizado	25,702
657	Greenhill & Co., Inc.	38,769
190	LPL Investment Holdings, Inc. ●	6,984
1,096	Nasdaq OMX Group, Inc. ●	29,695
3,164	SEI Investments Co.	70,659
592	Stifel Financial ●	27,052
259	T. Rowe Price Group, Inc.	16,663
300	Waddell and Reed Financial, Inc. Class A	12,300
		227,824
	Energy - 5.8%
806	Alpha Natural Resources, Inc. ●	46,881
1,904	Cobalt International Energy ●	26,656
1,046	Denbury Resources, Inc. ●	23,617
2,042	El Paso Corp.	39,631
1,041	ENSCO International plc	62,053
436	Pioneer Natural Resources Co.	44,562
987	Ultra Petroleum Corp. ●	50,117
		293,517
	Food, Beverage & Tobacco - 0.7%
767	Molson Coors Brewing Co.	37,402

	Health Care Equipment & Services - 7.8%
2,005	Amerisource Bergen Corp.	81,487
1,229	Cardinal Health, Inc.	53,684
235	Edwards Lifesciences Corp. ●	20,266
2,574	Lincare Holdings, Inc.	80,862
1,757	Patterson Cos., Inc.	60,999
1,400	Resmed, Inc. ●	44,643
962	Universal Health Services, Inc. Class B	52,699
		394,640
	Insurance - 3.3%
1,922	Brown & Brown, Inc.	49,682
3,016	Genworth Financial, Inc. ●	36,763
2,084	Unum Group	55,171
878	W.R. Berkley Corp.	28,621
		170,237
	Materials - 4.7%
421	Carpenter Technology Corp.	21,596
370	CF Industries Holdings, Inc.	52,402
421	FMC Corp.	37,171
440	Sherwin-Williams Co.	36,212
627	Silgan Holdings, Inc.	28,770
771	Steel Dynamics, Inc.	14,021
345	Walter Energy, Inc.	47,658
		237,830
	Media - 2.1%
1,328	Discovery Communications, Inc. ●	58,780
1,389	DreamWorks Animation SKG, Inc. ●	36,806
254	Liberty Global, Inc. ●	11,828
		107,414
	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
2,955	Amylin Pharmaceuticals, Inc. ●	39,302
2,512	Mylan, Inc. ●	62,592
2,459	Qiagen N.V. ●	52,551
612	Regeneron Pharmaceuticals, Inc. ●	31,295
1,003	Vertex Pharmaceuticals, Inc. ●	55,189
620	Waters Corp. ●	60,731
1,588	Watson Pharmaceuticals, Inc. ●	98,481
		400,141
	Real Estate - 1.2%
619	Alexandria Real Estate Equities, Inc.	50,826
87	Public Storage	10,187
		61,013
	Retailing - 3.5%
660	Big Lots, Inc. ●	27,120
214	Netflix, Inc. ●	49,786
363	O'Reilly Automotive, Inc. ●	21,451
2,680	Penske Automotive Group, Inc. ●	60,238
390	Signet Jewelers Ltd. ●	17,056
		175,651
	Semiconductors & Semiconductor Equipment - 6.8%
1,041	Altera Corp.	50,692
1,200	Analog Devices, Inc.	48,376
708	Lam Research Corp. ●	34,219
1,877	Maxim Integrated Products, Inc.	51,323
2,711	NVIDIA Corp. ●	54,214
1,962	Skyworks Solutions, Inc. ●	61,724
1,331	Xilinx, Inc.	46,409
		346,957

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.2% - (continued)
	Software & Services - 10.5%
462	Check Point Software Technologies Ltd. ADR ●		$25,372
895	Citrix Systems, Inc. ●		75,489
390	Factset Research Systems, Inc.		42,648
1,200	Gartner, Inc. Class A ●		51,484
3,642	Genpact Ltd. ●		58,607
1,218	Global Payments, Inc.		64,836
478	Micros Systems ●		24,855
869	Teradata Corp. ●		48,573
2,139	VeriSign, Inc.		79,052
2,841	Western Union Co.		60,368
			531,284
	Technology Hardware & Equipment - 3.5%
1,192	ADTRAN, Inc.		49,177
988	National Instruments Corp.		29,987
1,618	Polycom, Inc. ●		96,775
			175,939
	Telecommunication Services - 1.1%
1,075	American Tower Corp. Class A ●		56,255

	Transportation - 5.5%
527	C.H. Robinson Worldwide, Inc.		42,275
856	Con-way, Inc.		33,298
1,218	Expeditors International of Washington, Inc.		66,084
1,091	J.B. Hunt Transport Services, Inc.		52,037
574	Kansas City Southern ●		33,332
4,251	Southwest Airlines Co.		49,943
			276,969
	Utilities - 4.2%
1,949	Northeast Utilities		69,374
1,574	NRG Energy, Inc. ●		38,080
1,729	UGI Corp.		57,576
1,554	Wisconsin Energy Corp.		48,503
			213,533
	Total common stocks
	(cost $3,908,797)		$4,977,845

	Total long-term investments
	(cost $3,908,797)		$4,977,845

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $16,291,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024
	- 2041, value of $16,617)
$16,291	0.04%, 4/29/2011		$16,291
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $36,692, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $37,425)
36,691	0.05%, 4/29/2011		36,691
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $38,078,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $38,839)
38,078	0.04%, 4/29/2011		38,078
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $226, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $230)
226	0.02%, 4/29/2011		226
			91,286
	Total short-term investments
	(cost $91,286)		$91,286

	Total investments
	(cost $4,000,083) ▲	100.0%	$5,069,131
	Other assets and liabilities	–%	(1,836)
	Total net assets	100.0%	$5,067,295

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.7% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $4,015,647 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,127,382
Unrealized Depreciation	(73,898)
Net Unrealized Appreciation	$1,053,484

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$4,977,845	$4,977,845	$–	$–
Short-Term Investments	91,286	–	91,286	–
Total	$5,069,131	$4,977,845	$91,286	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,000,083)	$5,069,131
Cash	289
Receivables:
Investment securities sold	64,969
Fund shares sold	9,981
Dividends and interest	711
Other assets	259
Total assets	5,145,340
Liabilities:
Payables:
Investment securities purchased	66,003
Fund shares redeemed	10,543
Investment management fees	496
Administrative fees	4
Distribution fees	183
Accrued expenses	816
Total liabilities	78,045
Net assets	$5,067,295
Summary of Net Assets:
Capital stock and paid-in-capital	$3,825,119
Accumulated undistributed net investment income	595
Accumulated net realized gain on investments and foreign currency transactions	172,533
Unrealized appreciation of investments	1,069,048
Net assets	$5,067,295

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$24.30/$25.71
Shares outstanding	109,948
Net assets	$2,672,209
Class B: Net asset value per share	$20.99
Shares outstanding	4,414
Net assets	$92,635
Class C: Net asset value per share	$21.25
Shares outstanding	25,801
Net assets	$548,186
Class I: Net asset value per share	$24.49
Shares outstanding	31,447
Net assets	$769,982
Class R3: Net asset value per share	$26.28
Shares outstanding	1,593
Net assets	$41,867
Class R4: Net asset value per share	$26.44
Shares outstanding	2,799
Net assets	$73,984
Class R5: Net asset value per share	$26.59
Shares outstanding	3,360
Net assets	$89,331
Class Y: Net asset value per share	$26.64
Shares outstanding	29,241
Net assets	$779,101

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$27,699
Interest	74
Total investment income	27,773

Expenses:
Investment management fees	16,551
Administrative services fees	112
Transfer agent fees	3,444
Distribution fees
Class A	3,116
Class B	514
Class C	2,491
Class R3	78
Class R4	72
Custodian fees	6
Accounting services fees	321
Registration and filing fees	154
Board of Directors' fees	32
Audit fees	29
Other expenses	307
Total expenses (before fees paid indirectly)	27,227
Transfer agent fee waivers	—
Commission recapture	(49)
Total fees paid indirectly	(49)
Total expenses, net	27,178
Net Investment Income	595
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	362,856
Net realized gain on foreign currency contracts	36
Net realized loss on other foreign currency transactions	(32)
Net Realized Gain on Investments and Foreign Currency Transactions	362,860
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	491,271
Net Changes in Unrealized Appreciation of Investments	491,271
Net Gain on Investments and Foreign Currency Transactions	854,131
Net Increase in Net Assets Resulting from Operations	$854,726

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income (loss)	$595	$(9,220)
Net realized gain on investments and foreign currency transactions	362,860	252,345
Net unrealized appreciation of investments	491,271	432,188
Net Increase In Net Assets Resulting From Operations	854,726	675,313
Capital Share Transactions:
Class A	(69,943)	124,998
Class B	(34,639)	(56,556)
Class C	8,482	11,303
Class I	106,623	381,013
Class R3	14,121	19,874
Class R4	22,183	34,775
Class R5	27,636	44,950
Class Y	96,723	237,657
Net increase from capital share transactions	171,186	798,014
Proceeds from regulatory settlements	—	55
Net Increase In Net Assets	1,025,912	1,473,382
Net Assets:
Beginning of period	4,041,383	2,568,001
End of period	$5,067,295	$4,041,383
Accumulated undistributed (distribution in excess of) net investment income (loss)	$595	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

14

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$36	$—	$—	$—	$—	$36
Total	$—	$36	$—	$—	$—	$—	$36

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

16

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(174,764)
Unrealized Appreciation †	562,214
Total Accumulated Earnings	$387,450

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$9,220
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	113
Capital Stock and Paid-In-Capital	(9,333)

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$174,764
Total	$174,764

As of October 31, 2010, the Fund utilized $252,644 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%
b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

18

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.21%
Class B Shares	2.03
Class C Shares	1.89
Class I Shares	0.89
Class R3 Shares	1.47
Class R4 Shares	1.16
Class R5 Shares	0.86
Class Y Shares	0.76

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $3,251 and contingent deferred sales charges of $79 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $46. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,603,533
Sales Proceeds Excluding U.S. Government Obligations	1,462,775

20

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	12,386	—	(15,341)	—	(2,955)	30,741	—	(23,932)	—	6,809
Amount	$277,243	$—	$(347,186)	$—	$(69,943)	$568,879	$—	$(443,881)	$—	$124,998
Class B
Shares	160	—	(1,944)	—	(1,784)	252	—	(3,734)	—	(3,482)
Amount	$3,089	$—	$(37,728)	$—	$(34,639)	$4,094	$—	$(60,650)	$—	$(56,556)
Class C
Shares	2,769	—	(2,340)	—	429	5,335	—	(4,673)	—	662
Amount	$54,481	$—	$(45,999)	$—	$8,482	$87,546	$—	$(76,243)	$—	$11,303
Class I
Shares	10,715	—	(5,963)	—	4,752	23,735	—	(3,913)	—	19,822
Amount	$242,614	$—	$(135,991)	$—	$106,623	$454,313	$—	$(73,300)	$—	$381,013
Class R3
Shares	775	—	(192)	—	583	1,034	—	(60)	—	974
Amount	$18,795	$—	$(4,674)	$—	$14,121	$21,116	$—	$(1,242)	$—	$19,874
Class R4
Shares	1,359	—	(450)	—	909	2,311	—	(612)	—	1,699
Amount	$33,344	$—	$(11,161)	$—	$22,183	$47,495	$—	$(12,720)	$—	$34,775
Class R5
Shares	1,520	—	(336)	—	1,184	2,266	—	(129)	—	2,137
Amount	$35,877	$—	$(8,241)	$—	$27,636	$47,639	$—	$(2,689)	$—	$44,950
Class Y
Shares	5,896	—	(1,874)	—	4,022	17,866	—	(6,430)	—	11,436
Amount	$143,094	$—	$(46,371)	$—	$96,723	$363,585	$—	$(125,928)	$—	$237,657
Total
Shares	35,580	—	(28,440)	—	7,140	83,540	—	(43,483)	—	40,057
Amount	$808,537	$—	$(637,351)	$—	$171,186	$1,594,667	$—	$(796,653)	$—	$798,014

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	542	$12,210
For the Year Ended October 31, 2010	1,197	$22,499

10.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $55, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

21

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford MidCap Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$20.16	$–	$–	$4.14	$4.14	$–	$–	$–	$–	$4.14	$24.30
B	17.48	(0.09)	–	3.60	3.51	–	–	–	–	3.51	20.99
C	17.68	(0.07)	–	3.64	3.57	–	–	–	–	3.57	21.25
I	20.28	0.03	–	4.18	4.21	–	–	–	–	4.21	24.49
R3	21.82	(0.03)	–	4.49	4.46	–	–	–	–	4.46	26.28
R4	21.92	–	–	4.52	4.52	–	–	–	–	4.52	26.44
R5	22.02	0.03	–	4.54	4.57	–	–	–	–	4.57	26.59
Y	22.05	0.05	–	4.54	4.59	–	–	–	–	4.59	26.64

For the Year Ended October 31, 2010 (G)
A	16.20	(0.04)	–	4.00	3.96	–	–	–	–	3.96	20.16
B	14.16	(0.17)	–	3.49	3.32	–	–	–	–	3.32	17.48
C	14.30	(0.15)	–	3.53	3.38	–	–	–	–	3.38	17.68
I	16.25	–	–	4.03	4.03	–	–	–	–	4.03	20.28
R3	17.58	(0.11)	–	4.35	4.24	–	–	–	–	4.24	21.82
R4	17.60	(0.04)	–	4.36	4.32	–	–	–	–	4.32	21.92
R5	17.62	0.01	–	4.39	4.40	–	–	–	–	4.40	22.02
Y	17.63	0.05	–	4.37	4.42	–	–	–	–	4.42	22.05

For the Year Ended October 31, 2009 (G)
A	14.55	(0.02)	–	1.67	1.65	–	–	–	–	1.65	16.20
B	12.81	(0.11)	–	1.46	1.35	–	–	–	–	1.35	14.16
C	12.93	(0.10)	–	1.47	1.37	–	–	–	–	1.37	14.30
I(H)	12.12	(0.01)	–	4.14	4.13	–	–	–	–	4.13	16.25
R3(I)	15.90	(0.05)	–	1.73	1.68	–	–	–	–	1.68	17.58
R4(I)	15.90	(0.02)	–	1.72	1.70	–	–	–	–	1.70	17.60
R5(I)	15.90	–	–	1.72	1.72	–	–	–	–	1.72	17.62
Y	15.75	0.06	–	1.82	1.88	–	–	–	–	1.88	17.63

For the Year Ended October 31, 2008 (G)
A	26.89	(0.02)	–	(8.25)	(8.27)	(0.11)	(3.96)	–	(4.07)	(12.34)	14.55
B	24.23	(0.16)	–	(7.30)	(7.46)	–	(3.96)	–	(3.96)	(11.42)	12.81
C	24.40	(0.14)	–	(7.37)	(7.51)	–	(3.96)	–	(3.96)	(11.47)	12.93
Y	28.74	0.08	–	(8.91)	(8.83)	(0.20)	(3.96)	–	(4.16)	(12.99)	15.75

For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	–	(4.02)	–	(4.02)	1.58	26.89
B	23.35	(0.13)	0.02	5.01	4.90	–	(4.02)	–	(4.02)	0.88	24.23
C	23.47	(0.11)	0.02	5.04	4.95	–	(4.02)	–	(4.02)	0.93	24.40
Y	26.68	0.28	0.03	5.77	6.08	–	(4.02)	–	(4.02)	2.06	28.74

For the Year Ended October 31, 2006
A	26.32	(0.03)	–	3.44	3.41	–	(4.42)	–	(4.42)	(1.01)	25.31
B	24.77	(0.22)	–	3.22	3.00	–	(4.42)	–	(4.42)	(1.42)	23.35
C	24.86	(0.20)	–	3.23	3.03	–	(4.42)	–	(4.42)	(1.39)	23.47
Y	27.42	0.08	–	3.60	3.68	–	(4.42)	–	(4.42)	(0.74)	26.68

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Commenced operations on February 27, 2009.
(I)	Commenced operations on May 29, 2009.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

20.54	%(E)	$2,672,209	1.21	%(F)	1.21	%(F)	1.21	%(F)	0.02	%(F)	32%
20.08	(E)	92,635	2.03	(F)	2.03	(F)	2.03	(F)	(0.76	) (F)	–
20.19	(E)	548,186	1.89	(F)	1.89	(F)	1.89	(F)	(0.68	) (F)	–
20.76	(E)	769,982	0.90	(F)	0.90	(F)	0.90	(F)	0.30	(F)	–
20.44	(E)	41,867	1.47	(F)	1.47	(F)	1.47	(F)	(0.31	) (F)	–
20.62	(E)	73,984	1.16	(F)	1.16	(F)	1.16	(F)	(0.02	) (F)	–
20.75	(E)	89,331	0.86	(F)	0.86	(F)	0.86	(F)	0.30	(F)	–
20.82	(E)	779,101	0.76	(F)	0.76	(F)	0.76	(F)	0.43	(F)	–

24.44		2,275,785	1.25		1.25		1.25		(0.24)		56
23.45		108,330	2.05		2.05		2.05		(1.03)		–
23.64		448,592	1.93		1.93		1.93		(0.92)		–
24.80		541,255	0.96		0.96		0.96		0.01		–
24.12		22,038	1.49		1.49		1.49		(0.57)		–
24.55		41,422	1.18		1.18		1.18		(0.23)		–
24.97		47,915	0.88		0.88		0.88		0.05		–
25.07		556,046	0.78		0.78		0.78		0.23		–

11.34		1,718,214	1.36		1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		2.11		(0.85)		–
10.60		353,413	2.01		2.01		2.01		(0.80)		–
34.08	(E)	111,661	1.03	(F)	1.03	(F)	1.03	(F)	(0.07	) (F)	–
10.57	(E)	638	1.50	(F)	1.50	(F)	1.50	(F)	(0.70	) (F)	–
10.69	(E)	3,354	1.18	(F)	1.18	(F)	1.18	(F)	(0.28	) (F)	–
10.82	(E)	693	0.88	(F)	0.88	(F)	0.88	(F)	(0.01	) (F)	–
11.94		242,996	0.81		0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.79		0.36		–

25.96	(J)	2,205,026	1.22		1.22		1.22		0.20		76
24.98	(J)	454,927	1.99		1.99		1.99		(0.52)		–
25.08	(J)	528,342	1.91		1.91		1.91		(0.44)		–
26.50	(J)	134,914	0.79		0.79		0.79		0.73		–

14.84		1,837,361	1.27		1.27		1.27		(0.13)		84
13.97		449,488	2.04		2.04		2.04		(0.90)		–
14.06		499,039	1.96		1.96		1.96		(0.82)		–
15.31		184,149	0.81		0.81		0.81		0.33		–

25

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,205.36	$6.61	$1,000.00	$1,018.80	$6.05	1.21%	181	365
Class B	$1,000.00	$1,200.80	$11.09	$1,000.00	$1,014.72	$10.15	2.03	181	365
Class C	$1,000.00	$1,201.92	$10.35	$1,000.00	$1,015.40	$9.47	1.89	181	365
Class I	$1,000.00	$1,207.59	$4.90	$1,000.00	$1,020.35	$4.49	0.90	181	365
Class R3	$1,000.00	$1,204.40	$8.04	$1,000.00	$1,017.50	$7.35	1.47	181	365
Class R4	$1,000.00	$1,206.20	$6.37	$1,000.00	$1,019.02	$5.83	1.16	181	365
Class R5	$1,000.00	$1,207.54	$4.72	$1,000.00	$1,020.52	$4.32	0.86	181	365
Class Y	$1,000.00	$1,208.16	$4.17	$1,000.00	$1,021.02	$3.81	0.76	181	365

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MSFAR-MC11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford MidCap Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford MidCap Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
MidCap Value A#	18.43%	19.77%	4.47%	7.84%
MidCap Value A##		13.19%	3.30%	7.23%
MidCap Value B#	17.98%	18.95%	3.75%	NA*
MidCap Value B##		13.95%	3.46%	NA*
MidCap Value C#	17.91%	18.89%	3.68%	7.05%
MidCap Value C##		17.89%	3.68%	7.05%
MidCap Value I#	18.56%	20.24%	4.55%	7.88%
MidCap Value R3#	18.21%	19.60%	4.79%	8.25%
MidCap Value R4#	18.47%	19.96%	4.86%	8.28%
MidCap Value R5#	18.63%	20.24%	4.90%	8.31%
MidCap Value Y#	18.69%	20.30%	4.91%	8.31%
Russell 2500 Value Index	20.73%	18.63%	3.71%	9.20%
Russell MidCap Value Index	18.95%	19.84%	4.34%	8.91%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund has added an additional benchmark, the Russell MidCap Value Index. The Fund’s investment manager believes that the Russell MidCap Value index, along with the Fund’s current benchmark Russell 2500 Value Index, comprises the universe of securities in which the Fund primarily invests.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
James N. Mordy
Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 18.43%, before sales charge, for the 6-month period ended April 30, 2011, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 20.73% and 18.95% respectively for the same period. The Fund underperformed the 19.29% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets ended the period higher as generally strong economic data and robust earnings reports were enough to offset concerns over the aftermath of the Japanese earthquake and tsunami and unrest in North Africa and the Middle East. Economic releases indicated continued momentum in the U.S. recovery: the labor market exhibited modest improvement while manufacturing and services also gained strength. However, the housing market continued to struggle.

During the period, large cap equities (+16.4%) underperformed mid caps (+23.3%), and small caps (+23.7%) as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices respectively. In this environment, sector returns within the Russell 2500 Value Index diverged widely, with Energy (+50%) and Health Care (+32%) performing the best. Financials (+14%) and Utilities (+15%) lagged on a relative basis during the period.

The Fund’s relative underperformance was primarily driven by weak stock selection within Materials, Energy, and Consumer Staples, which more than offset stronger selection within Information Technology and Financials. Sector allocation, a fall-out from bottom-up stock selection, was additive to relative (i.e. performance of the Fund as measured against the benchmark or benchmark relative return) returns, particularly our underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Utilities.

The largest detractors from relative returns included Delta Air Lines (Industrials), Platinum Underwriters (Financials), and Endo Pharmaceutical Holdings (Health Care). Shares of U.S. airline Delta fell during the period as rising oil prices and the tsunami in Japan weighed on the stock. Management lowered guidance at the end of March to account for the impact of these events. Platinum Underwriters is a provider of property and marine, casualty and finite risk reinsurance coverages. The company’s shares declined in response to multiple catastrophes during the period, including the earthquakes in New Zealand and Japan, which are expected to negatively impact book value. Shares of Endo Pharmaceutical moved higher near the end of the period as the company announced an agreement to acquire American Medical Systems. We had eliminated our position in the stock earlier in the period and did not participate in the stronger performance during the latter part of the period. Other notable detractors from absolute returns were China Agri-Industries Holdings (Consumer Staples) and Louisiana Pacific (Materials).

The largest contributors to absolute and benchmark-relative performance included Arrow Electronics (Information Technology), Cabot Oil & Gas (Energy), and Varian Semiconductor Equipment (Information Technology). Arrow Electronics is a U.S.-based distributor of electronics components. Solid demand for semiconductor components and computing products combined with low-risk, value-added M&A continue to drive strong fundamentals at Arrow, leading to continued share outperformance as a feared inventory-correction has proven to be unusually mild. Natural gas-focused energy producer Cabot Oil & Gas guided to over 30% production growth in 2011, driven by its Marcellus Shale play in Pennsylvania, driving its share price higher. Shares of Varian, a supplier of semiconductor equipment, rose as the company continues to benefit from a strong semiconductor capital equipment cycle.

What is the outlook?

While most economic indicators remained constructive during the first quarter of 2011, U.S. GDP growth was likely below initial estimates due to harsh weather. The March payroll report showed much-needed progress on employment. Given investors’ continued tolerance for risk assets, we have a heightened sensitivity towards any potential headwinds. Surging commodity prices and rising inflation rates can squeeze consumers and pinch corporate margins. This has led central banks in developing markets, and now Europe, to begin interest rate tightening. The earthquake in Japan has created near-term uncertainty from supply chain disruptions, but reconstruction efforts should have a stimulative effect starting in the second half of this year.

3

We observe in many cyclical industries that good news is increasingly being priced into the stocks. Globally, the PMI indices may be peaking and the odds of some slowing in China due to tighter credit conditions is beginning to look increasingly likely. On the supportive side for stocks would be M&A activity and improved flows coming into equities from fixed income.

At the end of the period, we were most overweight Industrials, Materials, and Health Care, and most underweight Financials and Utilities relative to the benchmark.

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	5.2%
Capital Goods (Industrials)	14.3
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	5.1
Energy (Energy)	8.4
Food, Beverage & Tobacco (Consumer Staples)	4.1
Health Care Equipment & Services (Health Care)	4.9
Insurance (Financials)	8.9
Materials (Materials)	10.8
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.0
Real Estate (Financials)	6.5
Retailing (Consumer Discretionary)	3.8
Semiconductors & Semiconductor Equipment (Information Technology)	4.1
Software & Services (Information Technology)	0.8
Technology Hardware & Equipment (Information Technology)	3.2
Transportation (Industrials)	1.4
Utilities (Utilities)	6.7
Short-Term Investments	2.3
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford MidCap Value Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.5%
	Banks - 5.2%
138	Bankunited, Inc.	$3,878
182	Beneficial Mutual Bancorp, Inc. ●	1,574
130	Comerica, Inc.	4,923
131	First Midwest Bancorp, Inc.	1,719
346	Huntington Bancshares, Inc.	2,350
1,532	Popular, Inc. ●	4,826
108	Umpqua Holdings Corp.	1,255
		20,525
	Capital Goods - 14.3%
67	AGCO Corp. ●	3,835
47	AMETEK, Inc.	2,185
248	Barnes Group, Inc.	6,131
63	Dover Corp.	4,286
52	Esterline Technologies Corp. ●	3,719
87	Hubbell, Inc. Class B	6,068
164	Pentair, Inc.	6,598
81	Teledyne Technologies, Inc. ●	4,074
95	Terex Corp. ●	3,294
198	Textron, Inc.	5,163
125	Thomas & Betts Corp. ●	7,258
85	URS Corp. ●	3,799
		56,410
	Consumer Durables & Apparel - 3.6%
176	Mattel, Inc.	4,703
170	MDC Holdings, Inc.	4,956
212	Toll Brothers, Inc. ●	4,452
		14,111
	Consumer Services - 0.6%
47	DeVry, Inc.	2,470

	Diversified Financials - 5.1%
35	Affiliated Managers Group, Inc. ●	3,850
141	Invesco Ltd.	3,512
19	LPL Investment Holdings, Inc. ●	708
390	PHH Corp. ●	8,376
126	Solar Capital Ltd.	3,194
182	Solar Cayman Ltd. ⌂●†	16
28	TD Ameritrade Holding Corp.	603
		20,259
	Energy - 8.4%
85	Cabot Oil & Gas Corp.	4,773
197	Cobalt International Energy ●	2,756
84	Consol Energy, Inc.	4,527
55	ENSCO International plc	3,255
48	Frontline Ltd.	1,053
79	Japan Petroleum Exploration Co., Ltd.	3,858
68	Newfield Exploration Co. ●	4,822
63	Overseas Shipholding Group, Inc.	1,749
182	Quicksilver Resources, Inc. ●	2,709
62	Tidewater, Inc.	3,708
		33,210
	Food, Beverage & Tobacco - 4.1%
20	Bunge Ltd. Finance Corp.	1,501
2,604	China Agri-Industries Holdings	2,980
154	Cosan Ltd.	1,919
247	Maple Leaf Foods, Inc.	3,070
113	Molson Coors Brewing Co.	5,484
29	Sanderson Farms, Inc.	1,392
		16,346
	Health Care Equipment & Services - 4.9%
170	Amerisource Bergen Corp.	6,913
133	Brookdale Senior Living, Inc. ●	3,631
192	CIGNA Corp.	8,991
		19,535
	Insurance - 8.9%
65	Everest Re Group Ltd.	5,941
225	Fidelity National Financial, Inc.	3,480
96	Platinum Underwriters Holdings Ltd.	3,626
148	Principal Financial Group, Inc.	4,995
138	Reinsurance Group of America, Inc.	8,738
29	StanCorp Financial Group, Inc.	1,267
262	Unum Group	6,946
		34,993
	Materials - 10.8%
47	CF Industries Holdings, Inc.	6,653
65	FMC Corp.	5,765
63	Greif, Inc.	3,912
750	Incitec Pivot Ltd.	3,104
429	Louisiana-Pacific Corp. ●	3,990
204	Methanex Corp. ADR	6,575
160	Owens-Illinois, Inc. ●	4,741
534	Rexam plc	3,492
53	Sino Forest Corp. ■●	1,317
121	Sino Forest Corp. Class A ●	3,004
		42,553
	Media - 2.1%
279	Virgin Media, Inc.	8,440

	Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
357	Almirall S.A.	4,064
219	Impax Laboratories, Inc. ●	5,985
37	UCB S.A.	1,788
		11,837
	Real Estate - 6.5%
61	American Assets Trust, Inc.	1,336
667	BR Properties S.A.	7,881
271	Duke Realty, Inc.	4,136
163	Forest City Enterprises, Inc. Class A ●	3,137
75	Iguatemi Emp de Shopping	1,954
117	Multiplan Empreendimentos Imobiliarios S.A.	2,443
113	Plum Creek Timber Co., Inc.	4,887
		25,774
	Retailing - 3.8%
75	American Eagle Outfitters, Inc.	1,169
81	Ann, Inc. ●	2,528
2,375	Buck Holdings L.P. ⌂●†	5,659
11	Dollar General Corp. ●	371
74	Ross Stores, Inc.	5,438
		15,165
	Semiconductors & Semiconductor Equipment - 4.1%
131	Avago Technologies Ltd.	4,383
69	Cree, Inc. ●	2,799
147	Microsemi Corp. ●	3,467
133	Varian Semiconductor Equipment Associates, Inc. ●	5,590
		16,239
	Software & Services - 0.8%
64	BMC Software, Inc. ●	3,225

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.5% - (continued)
	Technology Hardware & Equipment - 3.2%
248	Arrow Electronics, Inc. ●		$11,306
217	Flextronics International Ltd. ●		1,515
			12,821
	Transportation - 1.4%
264	Delta Air Lines, Inc. ●		2,745
186	Swift Transportation Co. ●		2,614
			5,359
	Utilities - 6.7%
491	N.V. Energy, Inc.		7,458
195	Northeast Utilities		6,928
106	UGI Corp.		3,536
159	Westar Energy, Inc.		4,332
130	Wisconsin Energy Corp.		4,045
			26,299
	Total common stocks
	(cost $302,180)		$385,571

	Total long-term investments
	(cost $302,180)		$385,571

SHORT-TERM INVESTMENTS - 2.3%
	Repurchase Agreements - 2.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $1,619,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $1,651)
$1,619	0.04%, 4/29/2011		$1,619
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $3,646, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $3,719)
3,646	0.05%, 4/29/2011		3,646
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $3,784,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $3,860)
3,784	0.04%, 4/29/2011		3,784
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $23, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $23)
23	0.02%, 4/29/2011		23
			9,072
	Total short-term investments
	(cost $9,072)		$9,072

	Total investments
	(cost $311,252) ▲	99.8%	$394,643
	Other assets and liabilities	0.2%	804
	Total net assets	100.0%	$395,447

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.8% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $317,923 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$87,430
Unrealized Depreciation	(10,710)
Net Unrealized Appreciation	$76,720

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $5,675, which represents 1.44% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $1,317, which represents 0.33% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$1,824
03/2007	182	Solar Cayman Ltd. - 144A	135

The aggregate value of these securities at April 30, 2011, was $5,675, which represents 1.44% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Appreciation/ (Depreciation)
British Pound	UBS AG	Sell	$137	$135	05/03/2011	$(2)
Canadian Dollar	Banc of America Securities	Buy	69	69	05/04/2011	–
Canadian Dollar	Brown Brothers Harriman	Buy	102	102	05/03/2011	–
Euro	State Street Global Markets LLC	Buy	71	70	05/02/2011	1
Euro	State Street Global Markets LLC	Buy	138	138	05/03/2011	–
Euro	Westpac International	Buy	186	186	05/04/2011	–
Hong Kong Dollar	Goldman Sachs	Buy	197	197	05/04/2011	–
						$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$385,571	$360,610	$19,286	$5,675
Short-Term Investments	9,072	–	9,072	–
Total	$394,643	$360,610	$28,358	$5,675
Foreign Currency Contracts *	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts *	2	–	2	–
Total	$2	$–	$2	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	2011
Assets:
Common Stocks	$5,548	$449	$338	*	$—	$—	$(660)	$—	$—	$5,675
Total	$5,548	$449	$338		$—	$—	$(660)	$—	$—	$5,675

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $338.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $311,252)	$394,643
Cash	138
Foreign currency on deposit with custodian (cost $23)	23
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	2,438
Fund shares sold	606
Dividends and interest	137
Other assets	97
Total assets	398,083
Liabilities:
Unrealized depreciation on foreign currency contracts	2
Payables:
Investment securities purchased	1,946
Fund shares redeemed	546
Investment management fees	43
Administrative fees	—
Distribution fees	14
Accrued expenses	85
Total liabilities	2,636
Net assets	$395,447
Summary of Net Assets:
Capital stock and paid-in-capital	$358,975
Accumulated distribution in excess of net investment income	(194)
Accumulated net realized loss on investments and foreign currency transactions	(46,726)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	83,392
Net assets	$395,447

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.66/$13.40
Shares outstanding	16,219
Net assets	$205,287
Class B: Net asset value per share	$11.55
Shares outstanding	1,170
Net assets	$13,513
Class C: Net asset value per share	$11.52
Shares outstanding	3,178
Net assets	$36,612
Class I: Net asset value per share	$12.69
Shares outstanding	255
Net assets	$3,238
Class R3: Net asset value per share	$13.24
Shares outstanding	84
Net assets	$1,117
Class R4: Net asset value per share	$13.28
Shares outstanding	16
Net assets	$214
Class R5: Net asset value per share	$13.29
Shares outstanding	10
Net assets	$131
Class Y: Net asset value per share	$13.29
Shares outstanding	10,186
Net assets	$135,335

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,340
Interest	5
Less: Foreign tax withheld	(11)
Total investment income	2,334

Expenses:
Investment management fees	1,422
Administrative services fees	1
Transfer agent fees	293
Distribution fees
Class A	240
Class B	71
Class C	168
Class R3	1
Class R4	—
Custodian fees	10
Accounting services fees	25
Registration and filing fees	69
Board of Directors' fees	3
Audit fees	5
Other expenses	41
Total expenses (before waivers and fees paid indirectly)	2,349
Expense waivers	(27)
Transfer agent fee waivers	(9)
Commission recapture	(1)
Total waivers and fees paid indirectly	(37)
Total expenses, net	2,312
Net Investment Income	22
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	26,726
Net realized gain on foreign currency contracts	16
Net realized gain on other foreign currency transactions	5
Net Realized Gain on Investments and Foreign Currency Transactions	26,747
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	32,797
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	32,794
Net Gain on Investments and Foreign Currency Transactions	59,541
Net Increase in Net Assets Resulting from Operations	$59,563

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income (loss)	$22	$(145)
Net realized gain on investments and foreign currency transactions	26,747	12,346
Net unrealized appreciation of investments and foreign currency transactions	32,794	45,589
Net Increase In Net Assets Resulting From Operations	59,563	57,790
Distributions to Shareholders:
From net investment income
Class A	—	(60)
Class I	(1)	—
Class R5	—	—
Class Y	(215)	(39)
From tax return of capital
Class A	—	(64)
Class Y	—	(5)
Total distributions	(216)	(168)
Capital Share Transactions:
Class A	(3,172)	12,778 *
Class B	(3,136)	(12,260)†
Class C	641	1,260 ‡
Class I	2,784	237
Class R3	932	100
Class R4	80	100
Class R5	—	100
Class Y	19,634	77,303 §
Net increase from capital share transactions	17,763	79,618
Net Increase In Net Assets	77,110	137,240
Net Assets:
Beginning of period	318,337	181,097
End of period	$395,447	$318,337
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(194)	$—

*	Includes merger activity in the amount of $20,661.
†	Includes merger activity in the amount of $729.
‡	Includes merger activity in the amount of $1,317.
§	Includes merger activity in the amount of $94.

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and

14

unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1 $	—	$—	$—	$—	$1
Total	$—	$1 $	—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2 $	—	$—	$—	$—	$2
Total	$—	$2 $	—	$—	$—	$—	$2

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange		Credit	Equity	Commodity	Other
	Contracts	Contracts		Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$16 $		—	$—	$—	$—	$16
Total	$—	$16 $		—	$—	$—	$—	$16

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1	) $	—	$—	$—	$—	$(1)
Total	$—	$(1	) $	—	$—	$—	$—	$(1)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$99	$490
Tax Return of Capital	69	—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(66,802)
Unrealized Appreciation †	43,927
Total Accumulated Deficit	$(22,875)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$187
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	17,365
Capital Stock and Paid-In-Capital	(17,552)

18

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$23,853
2017	42,949
Total	$66,802

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund had $17,542 in expired capital loss carryforwards and utilized $12,330 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

19

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.35%
Class B Shares	2.10
Class C Shares	2.09
Class I Shares	1.04
Class R3 Shares	1.55
Class R4 Shares	1.25
Class R5 Shares	0.95
Class Y Shares	0.89

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $218 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

20

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for	Total Return Excluding Payment
	the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,480
Class B	27
Class C	27
Class I	10
Class R3	10
Class R4	10
Class R5	10
Class Y	9

21

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$102,763
Sales Proceeds Excluding U.S. Government Obligations	89,174

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,382	—	(1,657)	—	(275)	2,749	13	(3,615)	2,128	1,275
Amount	$16,424	$—	$(19,596)	$—	$(3,172)	$27,129	$121	$(35,133)	$20,661	$12,778
Class B
Shares	31	—	(322)	—	(291)	49	—	(1,491)	82	(1,360)
Amount	$331	$—	$(3,467)	$—	$(3,136)	$453	$—	$(13,442)	$729	$(12,260)
Class C
Shares	374	—	(315)	—	59	663	—	(685)	148	126
Amount	$4,050	$—	$(3,409)	$—	$641	$6,042	$—	$(6,099)	$1,317	$1,260
Class I
Shares	246	—	(15)	—	231	24	—	—	—	24
Amount	$2,966	$1	$(183)	$—	$2,784	$237	$—	$—	$—	$237
Class R3
Shares	74	—	—	—	74	10	—	—	—	10
Amount	$940	$—	$(8)	$—	$932	$100	$—	$—	$—	$100
Class R4
Shares	7	—	(1)	—	6	10	—	—	—	10
Amount	$95	$—	$(15)	$—	$80	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class Y
Shares	2,295	18	(738)	—	1,575	8,759	4	(1,164)	9	7,608
Amount	$28,545	$214	$(9,125)	$—	$19,634	$89,219	$44	$(12,054)	$94	$77,303
Total
Shares	4,409	18	(3,048)	—	1,379	12,274	17	(6,955)	2,367	7,703
Amount	$53,351	$215	$(35,803)	$—	$17,763	$123,380	$165	$(66,728)	$22,801	$79,618

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	116	$1,365
For the Year Ended October 31, 2010	645	$6,352

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

22

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

23

The Hartford MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$10.69	$–	$–	$1.97	$1.97	$–	$–	$–	$–	$1.97	$12.66
B	9.79	(0.05)	–	1.81	1.76	–	–	–	–	1.76	11.55
C	9.77	(0.04)	–	1.79	1.75	–	–	–	–	1.75	11.52
I	10.72	0.02	–	1.97	1.99	(0.02)	–	–	(0.02)	1.97	12.69
R3	11.20	(0.01)	–	2.05	2.04	–	–	–	–	2.04	13.24
R4	11.21	–	–	2.07	2.07	–	–	–	–	2.07	13.28
R5	11.22	0.02	–	2.07	2.09	(0.02)	–	–	(0.02)	2.07	13.29
Y	11.22	0.03	–	2.07	2.10	(0.03)	–	–	(0.03)	2.07	13.29

For the Year Ended October 31, 2010 (G)
A	8.37	–	–	2.33	2.33	(0.01)	–	–	(0.01)	2.32	10.69
B	7.72	(0.06)	–	2.13	2.07	–	–	–	–	2.07	9.79
C	7.70	(0.07)	–	2.14	2.07	–	–	–	–	2.07	9.77
I(I)	9.71	–	–	1.01	1.01	–	–	–	–	1.01	10.72
R3(I)	10.17	(0.02)	–	1.05	1.03	–	–	–	–	1.03	11.20
R4(I)	10.17	–	–	1.04	1.04	–	–	–	–	1.04	11.21
R5(I)	10.17	0.01	–	1.04	1.05	–	–	–	–	1.05	11.22
Y	8.77	0.04	–	2.44	2.48	(0.03)	–	–	(0.03)	2.45	11.22

For the Year Ended October 31, 2009
A	6.53	0.04	–	1.82	1.86	(0.02)	–	–	(0.02)	1.84	8.37
B	6.03	0.01	–	1.68	1.69	–	–	–	–	1.69	7.72
C	6.03	(0.01)	–	1.68	1.67	–	–	–	–	1.67	7.70
Y	6.88	0.05	–	1.91	1.96	(0.07)	–	–	(0.07)	1.89	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	–	(5.81)	(5.79)	–	(2.48)	–	(2.48)	(8.27)	6.53
B	13.95	(0.05)	–	(5.39)	(5.44)	–	(2.48)	–	(2.48)	(7.92)	6.03
C	13.96	(0.06)	–	(5.39)	(5.45)	–	(2.48)	–	(2.48)	(7.93)	6.03
Y	15.39	0.05	–	(6.08)	(6.03)	–	(2.48)	–	(2.48)	(8.51)	6.88

For the Year Ended October 31, 2007
A	14.57	–	–	2.14	2.14	–	(1.91)	–	(1.91)	0.23	14.80
B	13.93	(0.11)	–	2.04	1.93	–	(1.91)	–	(1.91)	0.02	13.95
C	13.93	(0.10)	–	2.04	1.94	–	(1.91)	–	(1.91)	0.03	13.96
Y	15.00	0.14	0.02	2.14	2.30	–	(1.91)	–	(1.91)	0.39	15.39

For the Year Ended October 31, 2006
A	13.29	0.01	–	2.59	2.60	–	(1.32)	–	(1.32)	1.28	14.57
B	12.85	(0.10)	–	2.50	2.40	–	(1.32)	–	(1.32)	1.08	13.93
C	12.85	(0.10)	–	2.50	2.40	–	(1.32)	–	(1.32)	1.08	13.93
Y	13.59	0.08	–	2.65	2.73	–	(1.32)	–	(1.32)	1.41	15.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)
During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

(I)	Commenced operations on May 28, 2010.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

18.43	%(E)	$205,287	1.37	%(F)	1.35	%(F)	1.35	%(F)	(0.03	)%(F)	25%
17.98	(E)	13,513	2.31	(F)	2.10	(F)	2.10	(F)	(0.76	) (F)	–
17.91	(E)	36,612	2.09	(F)	2.09	(F)	2.09	(F)	(0.77	) (F)	–
18.56	(E)	3,238	1.04	(F)	1.04	(F)	1.04	(F)	0.11	(F)	–
18.21	(E)	1,117	1.61	(F)	1.55	(F)	1.55	(F)	(0.45	) (F)	–
18.47	(E)	214	1.31	(F)	1.25	(F)	1.25	(F)	0.04	(F)	–
18.63	(E)	131	0.99	(F)	0.95	(F)	0.95	(F)	0.37	(F)	–
18.69	(E)	135,335	0.89	(F)	0.89	(F)	0.89	(F)	0.41	(F)	–

27.83		176,359	1.44		1.35		1.35		0.01		48	(H)
26.81		14,305	2.32		2.10		2.10		(0.70)		–
26.88		30,467	2.13		2.10		2.10		(0.74)		–
10.40	(E)	254	0.95	(F)	0.95	(F)	0.95	(F)	0.06	(F)	–
10.13	(E)	110	1.60	(F)	1.55	(F)	1.55	(F)	(0.40	) (F)	–
10.23	(E)	110	1.30	(F)	1.25	(F)	1.25	(F)	(0.10	) (F)	–
10.32	(E)	111	1.00	(F)	0.96	(F)	0.96	(F)	0.20	(F)	–
28.39		96,621	0.90		0.90		0.90		0.39		–

28.63		127,459	1.60		1.21		1.21		0.65		52
28.03		21,782	2.53		1.78		1.78		0.09		–
27.69		23,058	2.28		2.02		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		1.40		0.15		52
(46.64)		24,329	2.31		2.06		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.92		0.64		–

16.72	(J)	311,227	1.39		1.39		1.39		–		46
15.86	(J)	60,957	2.23		2.15		2.15		(0.75)		–
15.94	(J)	63,292	2.10		2.10		2.10		(0.70)		–
17.38	(J)	1,961	0.89		0.89		0.89		0.70		–

21.37		305,002	1.45		1.40		1.40		0.06		40
20.46		62,580	2.28		2.15		2.15		(0.69)		–
20.45		63,302	2.16		2.15		2.15		(0.69)		–
21.90		31,100	0.94		0.94		0.94		0.48		–

25

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,184.28	$7.31	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class B	$1,000.00	$1,179.78	$11.35	$1,000.00	$1,014.38	$10.49	2.10	181	365
Class C	$1,000.00	$1,179.12	$11.28	$1,000.00	$1,014.44	$10.43	2.09	181	365
Class I	$1,000.00	$1,185.60	$5.61	$1,000.00	$1,019.66	$5.19	1.04	181	365
Class R3	$1,000.00	$1,182.10	$8.39	$1,000.00	$1,017.10	$7.76	1.55	181	365
Class R4	$1,000.00	$1,184.70	$6.77	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R5	$1,000.00	$1,186.30	$5.15	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class Y	$1,000.00	$1,186.90	$4.81	$1,000.00	$1,020.39	$4.45	0.89	181	365

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MCV11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Money Market Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT- 8.5%
	Commercial Banking - 4.2%
	Bank of Nova Scotia Houston
$3,000	0.49%, 01/06/2012 Δ	$3,004
	Barclays Bank plc New York
4,375	0.55%, 06/13/2011 Δ	4,375
3,000	0.71%, 05/17/2011 Δ	3,000
	Rabobank Nederland NV New York
3,500	0.31%, 05/09/2011	3,500
	Svenska Handelsbanken AB
3,250	0.20%, 07/13/2011	3,250
3,000	0.29%, 06/22/2011	3,000
	UBS AG Stamford CT
2,500	0.24%, 06/27/2011	2,500
3,000	0.29%, 10/27/2011	3,000
		25,629
	Depository Credit - Banking - 3.5%
	Deutsche Bank AG New York
3,000	0.31%, 07/25/2011 Δ	3,000
3,250	0.50%, 08/24/2011 Δ	3,252
	Royal Bank of Canada New York
4,000	0.27%, 02/14/2012 Δ	4,000
2,250	0.30%, 10/03/2011 Δ	2,251
	Toronto-Dominion Bank New York
6,000	0.26%, 05/19/2011 Δ	6,000
3,000	0.31%, 01/12/2012 Δ	3,000
		21,503
	Securities and Commodity Contracts and Brokerage - 0.8%
	Credit Suisse First Boston New York
4,750	0.33%, 07/22/2011 Δ	4,750

	Total certificates of deposit
	(cost $51,882)	$51,882

COMMERCIAL PAPER - 50.1%
	Beverage Manufacturing - 3.2%
	Coca Cola Co.
$7,250	0.23%, 05/16/2011 - 07/05/2011	$7,248
4,000	0.24%, 06/20/2011	3,998
	Pepsico, Inc.
2,250	0.06%, 05/05/2011 ■	2,250
6,000	0.16%, 06/20/2011 ■	5,999
		19,495
	Commercial Banking - 13.8%
	Barclays U.S. Funding Corp.
2,000	0.25%, 06/01/2011	2,000
	Commonwealth Bank of Australia
3,000	0.25%, 05/16/2011	3,000
3,250	0.26%, 06/07/2011	3,249
	Nordea North America
3,000	0.20%, 07/12/2011	2,999
3,250	0.24%, 06/21/2011	3,249
3,000	0.28%, 07/18/2011	2,998
	Old Line Funding LLC
2,750	0.20%, 07/15/2011 ■	2,749
3,250	0.22%, 05/10/2011 ■	3,250
6,250	0.26%, 06/08/2011 - 06/14/2011 ■	6,248
	Rabobank USA
3,250	0.27%, 07/05/2011	3,248
1,750	0.29%, 06/03/2011	1,750
	Standard Chartered Bank
3,000	0.15%, 05/02/2011	3,000
3,000	0.27%, 08/31/2011 ■	2,997
3,000	0.32%, 08/15/2011 ■	2,997
	State Street Corp.
4,000	0.23%, 08/09/2011	3,998
4,000	0.27%, 07/05/2011	3,998
3,000	0.28%, 06/06/2011	2,999
	Svenska Handelsbanken, Inc.
3,000	0.27%, 06/17/2011	2,999
	U.S. Bank
4,750	0.20%, 05/11/2011	4,750
4,500	0.21%, 05/18/2011	4,499
	UBS Finance Delaware LLC
2,250	0.27%, 05/31/2011	2,249
	United Technology Corp.
4,500	0.10%, 05/25/2011 ■	4,499
4,500	0.11%, 05/19/2011 ■	4,500
	Westpac Banking Corp.
3,000	0.23%, 08/19/2011 ■	2,998
3,250	0.28%, 10/28/2011 ■ Δ	3,250
		84,473
	Computer and Peripheral Equipment Manufacturing - 1.2%
	Hewlett-Packard Co.
4,250	0.11%, 05/13/2011 ■	4,250
	John Deere Credit, Inc.
3,000	0.14%, 05/12/2011	3,000
		7,250
	Consumer Lending - 2.5%
	Straight-A Funding LLC
7,000	0.20%, 05/05/2011 - 07/05/2011 ■	6,998
4,000	0.24%, 05/19/2011 ■	4,000
4,000	0.25%, 06/03/2011 ■	3,999
		14,997
	Depository Credit - Banking - 2.4%
	Bank of Nova Scotia
4,000	0.14%, 05/02/2011	4,000
4,750	0.27%, 06/06/2011	4,749
	Deutsche Bank AG
3,000	0.24%, 08/31/2011	2,997
	Toronto Dominion Holdings USA
3,250	0.16%, 05/04/2011 ■	3,250
		14,996
	International Trade Financing (Foreign Banks) - 2.0%
	Kreditanstalt fuer Wiederaufbau
3,000	0.16%, 07/14/2011 ■	2,999
3,000	0.24%, 05/18/2011 ■	3,000
2,000	0.26%, 06/24/2011 ■	1,999

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER - 50.1% - (continued)
	International Trade Financing (Foreign Banks) - 2.0% - (continued)
	Kreditanstalt fuer Wiederaufbau - (continued)
$4,500	0.27%, 06/03/2011 ■	$4,499
		12,497
	Motor Vehicle Parts Manufacturing - 2.5%
	Wal-Mart Stores, Inc.
3,000	0.06%, 05/05/2011	3,000
4,000	0.08%, 05/11/2011	4,000
4,250	0.09%, 05/17/2011	4,249
4,000	0.12%, 05/09/2011	4,000
		15,249
	Nondepository Credit Banking - 2.7%
	General Electric Capital Corp.
4,000	0.17%, 07/27/2011	3,999
6,250	0.22%, 06/09/2011 - 06/22/2011	6,248
	John Deere Credit, Inc.
3,000	0.14%, 05/20/2011	3,000
3,250	0.16%, 06/03/2011	3,249
		16,496
	Other Financial Investment Activities - 6.0%
	Alpine Securitization Corp.
4,250	0.14%, 05/04/2011 ■	4,250
4,000	0.19%, 06/23/2011	3,999
4,250	0.22%, 05/10/2011	4,249
	Falcon Asset Securitization Co.
3,000	0.18%, 05/03/2011 ■	3,000
3,250	0.21%, 07/05/2011 ■	3,249
3,000	0.23%, 05/09/2011 ■	3,000
3,000	0.26%, 06/07/2011 ■	2,999
	Sheffield Receivables Corp.
3,250	0.18%, 06/10/2011	3,249
3,250	0.20%, 07/19/2011	3,248
3,000	0.24%, 07/06/2011 ■	2,999
2,750	0.25%, 05/18/2011	2,750
		36,992
	Pharmaceutical & Medicine Manufacturing - 3.1%
	Abbott Laboratories
3,750	0.16%, 05/27/2011 ■	3,750
	Johnson & Johnson
7,250	0.16%, 05/19/2011 ■	7,249
4,750	0.17%, 06/09/2011 ■	4,749
	Sanofi-Aventis S.A.
3,250	0.35%, 10/18/2011 ■	3,245
		18,993
	Securities and Commodity Contracts and Brokerage - 2.4%
	Credit Suisse First Boston New York
4,500	0.21%, 07/27/2011	4,498
2,500	0.28%, 06/24/2011	2,499
	JP Morgan Chase Funding, Inc.
3,000	0.21%, 05/17/2011	3,000
4,750	0.22%, 06/28/2011	4,748
		14,745
	Soap, Cleaning Compound, Toiletries Manufacturing -3.6%
	Colgate-Palmolive Co.
6,250	0.08%, 05/03/2011	6,250
3,000	0.11%, 05/25/2011 ■	3,000
	Procter & Gamble Co.
4,250	0.17%, 06/10/2011 ■	4,249
4,250	0.18%, 05/25/2011 ■	4,249
4,000	0.19%, 05/18/2011 ■	4,000
		21,748
	Sovereign Foreign Governments - 4.7%
	Ontario (Province of)
4,750	0.16%, 06/07/2011	4,749
4,750	0.18%, 06/30/2011	4,749
6,250	0.20%, 05/09/2011	6,250
	Quebec (Province of)
4,500	0.14%, 06/15/2011 ■	4,499
4,750	0.16%, 05/16/2011 ■	4,750
3,750	0.19%, 06/08/2011 ■	3,749
		28,746
	Total commercial paper
	(cost $306,677)	$306,677

CORPORATE NOTES - 13.8%
	Beverage Manufacturing - 0.6%
	PepsiCo, Inc.
$4,000	0.31%, 07/15/2011 Δ	$4,001

	Commercial Banking - 1.5%
	Commonwealth Bank of Australia
2,500	0.61%, 11/04/2011 ■ Δ	2,504
	Rabobank Netherlands
3,750	0.51%, 08/05/2011 ■ Δ	3,752
	UBS AG Stamford CT
2,750	1.55%, 09/29/2011 Δ	2,763
		9,019
	Computer and Peripheral Equipment Manufacturing - 2.4%
	Hewlett-Packard Co.
3,000	0.33%, 05/27/2011	3,004
1,750	1.36%, 05/27/2011 Δ	1,752
	IBM Corp.
10,250	0.85%, 07/28/2011 Δ	10,265
		15,021
	Depository Credit - Banking - 2.0%
	Wells Fargo & Co.
6,250	0.51%, 06/02/2011	6,270
6,000	0.96%, 08/29/2011 Δ	6,013
		12,283
	Insurance Carriers - 1.8%
	Met Life Global Funding I
10,750	0.68%, 07/13/2011 ■ Δ	10,758

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
CORPORATE NOTES - 13.8% - (continued)
	Nondepository Credit Banking - 0.3%
	General Electric Capital Corp.
$1,875	0.38%, 08/15/2011 Δ		$1,876

	Other Financial Investment Activities - 1.3%
	International Finance Corp.
3,250	0.08%, 05/12/2011		3,250
4,500	0.09%, 05/18/2011		4,500
			7,750
	Pharmaceutical & Medicine Manufacturing - 1.9%
	Abbott Laboratories
8,350	0.55%, 05/15/2011		8,367
	Sanofi-Aventis S.A.
3,000	0.36%, 03/28/2012 Δ		3,000
			11,367
	Securities and Commodity Contracts and Brokerage - 2.0%
	Goldman Sachs Group, Inc.
5,000	0.53%, 08/05/2011 Δ		5,003
	JP Morgan Chase & Co.
4,250	0.30%, 05/18/2012 Δ		4,250
1,250	0.39%, 06/01/2011		1,256
2,000	0.43%, 12/21/2011 Δ		2,001
			12,510
	Total corporate notes
	(cost $84,585)		$84,585

OTHER POOLS AND FUNDS - 0.0%
1	JP Morgan U.S. Government Money Market Fund		$1

	Total other pools and funds
	(cost $1)		$1

REPURCHASE AGREEMENTS - 24.5%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $29,358,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $29,945)
$29,358	0.02% dated 04/29/2011		$29,358
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $57,269,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $58,414)
57,269	0.02% dated 04/29/2011		57,269
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $35,395,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $36,103)
35,395	0.03% dated 04/29/2011		35,395
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $28,305, collateralized by U.S.
	Treasury Note 2.63%, 2020, value of $28,871)
28,305	0.03% dated 04/29/2011		28,305

	Total repurchase agreements
	(cost $150,327)		$150,327

U.S. GOVERNMENT AGENCIES - 0.6%
	Federal Home Loan Mortgage Corp. – 0.6%
$4,000	0.07%, 05/03/2011		$4,000

	Total U.S. government agencies
	(cost $4,000)		$4,000

U.S. GOVERNMENT SECURITIES - 2.3%
	Other Direct Federal Obligations - 2.3%
	Federal Home Loan Bank
$7,500	0.08%, 07/20/2011		$7,498
6,500	0.10%, 05/06/2011		6,500
			13,998
	Total U.S. government securities
	(cost $13,998)		$13,998

	Total investments
	(cost $611,470) ▲	99.8%	$611,470
	Other assets and liabilities	0.2%	953
	Total net assets	100.0%	$612,423

The accompanying notes are an integral part of these financial statements.

4

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 20.4% of total net assets at April 30, 2011.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $160,731, which represents 26.25% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$51,882	$–	$51,882	$–
Commercial Paper	306,677	–	306,677	–
Corporate Notes	84,585	–	84,585	–
Other Pools and Funds	1	1	–	–
Repurchase Agreements	150,327	–	150,327	–
U.S. Government Agencies	4,000	–	4,000	–
U.S. Government Securities	13,998	–	13,998	–
Total	$611,470	$1	$611,469	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $611,470)	$611,470
Receivables:
Fund shares sold	1,577
Dividends and interest	438
Other assets	153
Total assets	613,638
Liabilities:
Payables:
Fund shares redeemed	1,003
Investment management fees	38
Administrative fees	5
Accrued expenses	169
Total liabilities	1,215
Net assets	$612,423
Summary of Net Assets:
Capital stock and paid-in-capital	$612,422
Accumulated undistributed net investment income	—
Accumulated net realized gain on investments	1
Unrealized appreciation of investments	—
Net assets	$612,423

Shares authorized	5,100,000
Par value	$0.001
Class A: Net asset value per share	$1.00
Shares outstanding	307,482
Net assets	$307,483
Class B: Net asset value per share	$1.00
Shares outstanding	26,622
Net assets	$26,622
Class C: Net asset value per share	$1.00
Shares outstanding	49,351
Net assets	$49,351
Class R3: Net asset value per share	$1.00
Shares outstanding	20,567
Net assets	$20,567
Class R4: Net asset value per share	$1.00
Shares outstanding	196,882
Net assets	$196,883
Class R5: Net asset value per share	$1.00
Shares outstanding	5,171
Net assets	$5,171
Class Y: Net asset value per share	$1.00
Shares outstanding	6,346
Net assets	$6,346

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$711
Total investment income	711

Expenses:
Investment management fees	1,435
Administrative services fees	176
Transfer agent fees	449
Custodian fees	3
Accounting services fees	51
Registration and filing fees	99
Board of Directors' fees	6
Audit fees	7
Other expenses	22
Total expenses (before waivers)	2,248
Expense waivers	(1,355)
Transfer agent fee waivers	(182)
Total waivers	(1,537)
Total expenses, net	711
Net Investment Income	—
Net Realized Gain on Investments:
Net realized gain on investments in securities	1
Net Realized Gain on Investments	1
Net Gain on Investments	1
Net Increase in Net Assets Resulting from Operations	$1

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$—	$—
Net realized gain on investments	1	6
Payment from affiliate	—	1,743
Net Increase In Net Assets Resulting From Operations	1	1,749
From net investment income
Capital Share Transactions:
Class A	(34,757)	(44,818)
Class B	(6,926)	(17,787)
Class C	(12,513)	(15,237)
Class R3	156	8,789
Class R4	(24,329)	(30,101)
Class R5	(4,029)	(60,302)
Class Y	3,350	1,394
Net decrease from capital share transactions	(79,048)	(158,062)
Net Decrease In Net Assets	(79,047)	(156,313)
Net Assets:
Beginning of period	691,470	847,783
End of period	$612,423	$691,470
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

9

The Hartford Money Market Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value

10

hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 5% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less

12

credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$—	$487

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

At October 31, 2010, the Fund utilized $6 of capital loss carryforwards to offset capital gains earned during the year.

13

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.55%

14

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received contingent deferred sales charges of $95 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Board of Directors has extended the reduction of payment of distribution and service fees from March 1, 2009 through August 31, 2011. The Fund’s actions result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Director’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. From October 2008 through March 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

On March 18, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $603 to the Fund to provide support to the Fund’s $1.00 NAV. On September 16, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $1,140 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	100
Class Y	102

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $13,447,203 and $13,526,789, respectively.

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	135,306	—	(170,063)	—	(34,757)	289,667	—	(334,486)	—	(44,819)
Amount	$135,306	$—	$(170,063)	$—	$(34,757)	$289,668	$—	$(334,486)	$—	$(44,818)
Class B
Shares	6,536	—	(13,462)	—	(6,926)	16,222	—	(34,009)	—	(17,787)
Amount	$6,536	$—	$(13,462)	$—	$(6,926)	$16,222	$—	$(34,009)	$—	$(17,787)
Class C
Shares	40,418	—	(52,931)	—	(12,513)	84,288	—	(99,525)	—	(15,237)
Amount	$40,418	$—	$(52,931)	$—	$(12,513)	$84,288	$—	$(99,525)	$—	$(15,237)
Class R3
Shares	3,849	—	(3,693)	—	156	16,360	—	(7,572)	—	8,788
Amount	$3,849	$—	$(3,693)	$—	$156	$16,361	$—	$(7,572)	$—	$8,789
Class R4
Shares	15,584	—	(39,913)	—	(24,329)	45,225	—	(75,326)	—	(30,101)
Amount	$15,584	$—	$(39,913)	$—	$(24,329)	$45,225	$—	$(75,326)	$—	$(30,101)
Class R5
Shares	2,218	—	(6,248)	—	(4,030)	12,934	—	(73,236)	—	(60,302)
Amount	$2,219	$—	$(6,248)	$—	$(4,029)	$12,934	$—	$(73,236)	$—	$(60,302)
Class Y
Shares	6,692	—	(3,342)	—	3,350	4,060	—	(2,666)	—	1,394
Amount	$6,692	$—	$(3,342)	$—	$3,350	$4,060	$—	$(2,666)	$—	$1,394
Total
Shares	210,603	—	(289,652)	—	(79,049)	468,756	—	(626,820)	—	(158,064)
Amount	$210,604	$—	$(289,652)	$—	$(79,048)	$468,758	$—	$(626,820)	$—	$(158,062)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	1,125	$1,125
For the Year Ended October 31, 2010	4,374	$4,374

16

9.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

17

The Hartford Money Market Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2010
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
B	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
C	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R3	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R4	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R5	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00

For the Year Ended October 31, 2007
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
C	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R3(F)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R4(F)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R5(F)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
Y	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

For the Year Ended October 31, 2006
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
C	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00	`

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

–	%(D)	$307,483	0.75	%(E)	0.22	%(E)	0.22	%(E)	–	%(E)	N/A
–	(D)	26,622	0.73	(E)	0.22	(E)	0.22	(E)	–	(E)	–%
–	(D)	49,351	0.64	(E)	0.22	(E)	0.22	(E)	–	(E)	–
–	(D)	20,567	0.71	(E)	0.22	(E)	0.22	(E)	–	(E)	–
–	(D)	196,883	0.66	(E)	0.22	(E)	0.22	(E)	–	(E)	–
–	(D)	5,171	0.61	(E)	0.22	(E)	0.22	(E)	–	(E)	–
–	(D)	6,346	0.51	(E)	0.22	(E)	0.22	(E)	–	(E)	–

–		342,239	0.72		0.21		0.21		–		N/A
–		33,548	0.70		0.21		0.21		–		–
–		61,864	0.62		0.21		0.21		–		–
–		20,411	0.71		0.21		0.21		–		–
–		221,211	0.66		0.21		0.21		–		–
–		9,201	0.61		0.21		0.21		–		–
–		2,996	0.51		0.21		0.21		–		–

0.05		386,036	0.88		0.45		0.41		0.03		N/A
0.03		51,225	1.11		0.48		0.44		0.00		–
0.03		76,846	1.06		0.50		0.46		0.00		–
0.04		11,621	0.79		0.28		0.24		0.00		–
0.06		250,995	0.78		0.40		0.36		0.02		–
0.09		69,464	0.66		0.29		0.25		0.02		–
0.11		1,596	0.58		0.38		0.34		0.09		–

2.31		486,596	0.99		0.90		0.90		2.23		N/A
1.54		66,581	1.71		1.65		1.65		1.40		–
1.60		140,174	1.60		1.60		1.60		1.49		–
2.07		529	1.35		1.15		1.15		1.33		–
2.37		148,465	0.94		0.85		0.85		1.91		–
2.60		8,826	0.63		0.63		0.63		2.09		–
2.69		1,595	0.52		0.52		0.52		2.77		–

4.49		314,872	1.13		0.95		0.95		4.40		N/A
3.71		29,219	1.82		1.70		1.70		3.65		–
3.72		59,575	1.72		1.69		1.69		3.66		–
3.63	(D)	10	1.36	(E)	1.20	(E)	1.20	(E)	4.16	(E)	–
3.95	(D)	17,239	1.01	(E)	0.90	(E)	0.90	(E)	4.49	(E)	–
4.18	(D)	1,229	0.72	(E)	0.60	(E)	0.60	(E)	4.79	(E)	–
4.90		2,707	0.58		0.55		0.55		4.77		–

4.00		207,592	1.14		0.95		0.95		3.95		N/A
3.22		27,995	1.79		1.70		1.70		3.18		–
3.22		16,997	1.76		1.70		1.70		3.20		–
4.34		13,628	0.61		0.55		0.55		4.29		–

19

The Hartford Money Market Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Money Market Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Money Market Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22%	181	365
Class B	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22	181	365
Class C	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22	181	365
Class R3	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22	181	365
Class R4	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22	181	365
Class R5	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22	181	365
Class Y	$1,000.00	$1,000.00	$1.11	$1,000.00	$1,023.69	$1.12	0.22	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-MM11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS
2011 Semi Annual Report
The Hartford Municipal Opportunities Fund*
*Prior to December 10, 2010, The Hartford Municipal Opportunities Fund was known as
  The Hartford High Yield Municipal Bond Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Municipal Opportunities Fund
(formerly The Hartford High Yield Municipal Bond Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Municipal Opportunities Fund inception 05/31/2007
(formerly The Hartford High Yield Municipal Bond Fund)
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Municipal Opportunities A#	-5.81%	-0.15%	-0.88%
Municipal Opportunities A##		-4.64%	-2.04%
Municipal Opportunities B#	-6.16%	-0.80%	-1.66%
Municipal Opportunities B##		-5.53%	-2.29%
Municipal Opportunities C#	-6.15%	-0.78%	-1.60%
Municipal Opportunities C##		-1.72%	-1.60%
Municipal Opportunities I#	-5.79%	0.09%	-0.62%
Barclays Capital Municipal Bond Non-Investment Grade Index	-3.16%	3.34%	0.32%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Barclays Capital Municipal Non-Investment Grade Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Joseph Darcy	Christopher Bade
Executive Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned -5.81%, before sales charge, for the six-month period ended April 30, 2011, versus the Fund’s benchmark, the Barclays Capital Municipal Bond Non-Investment Grade Index, which returned -3.16%, and the -5.13% average return of the Lipper High Yield Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the past six months, tax-exempt municipals had one of its worst performance periods in recent years due to the erosion of the strong technical foundation that supported the market for much of the last two years. Despite the fiscal stresses facing municipal issuers, much of the negative performance was not credit driven but rather a supply and demand imbalance, driving yields higher and prices lower. This is attributable to a confluence of factors that occurred in late 2010 including the Federal Reserve’s second round of quantitative easing (which led to higher long-term U.S. Treasury rates), a downgrade in credit ratings of tobacco bonds to junk (hurting price valuations for numerous mutual funds), a surge in tax-exempt supply, uncertainty over the extension of the Build America Bonds (BAB) program, and forced selling by municipal mutual funds that were experiencing significant outflows not seen since late 2008. Retail investors, affected by a litany of negative headlines regarding state and local governments’ budget deficits and pension problems, continued to pull money out of the market. In addition, the lack of clarity surrounding the future of BABs engendered a heightened sense of anxiety over the potential for an increase in tax exempt supply at a time of modest demand. As a result, the market was overwhelmed by an ongoing rush to market by issuers looking to close financings prior to year end. The BAB program, which provided issuers access to the broader taxable market and a 35% federal subsidy, expired on December 31, 2010. The level of anxiety in the market in 2010 carried over into 2011 as mutual funds were still being forced to sell bonds to meet redemptions, driving yields even higher. Further complicating market conditions was the extension of the Bush era tax cuts for all income levels, which would potentially dampen demand for municipals in 2011. In fact, by the close of the period, mutual funds that primarily invest in municipal securities had experienced 25 consecutive weeks of outflows totaling over $45 billion since November 2010. This rate easily outpaced the $12 billion of outflows that occurred during the credit crisis in late 2008.

However, later in the period, the municipal securities market stabilized and began to recover some of its losses as it adjusted to the new technical environment of limited supply and tepid demand. After peaking in mid-January, tax-exempt rates moved lower, creating higher prices as non-traditional, crossover buyers stepped into the municipal securities market to fill the demand void at attractive relative values versus taxable alternatives. In the weeks leading to the close of the period, valuations further increased as tax exempt rates continued to fall from their highs due to improving technical conditions stemming from greater demand against anemic supply. The total volume of municipal bonds sold in the first four months of 2011 totaled just over $60 billion, which is 53% less than the same period last year. In addition, credit conditions for municipal issuers continued to show signs of improvement with easing fiscal stress due to increasing tax revenues and enacted fiscal austerity. Defaults have been limited thus far in the year as the overall default experience for investment grade municipal bonds has remained historically low during this recent credit cycle. Therefore, the scarcity value in the market coupled with lessening concerns over credit risk helped municipal performance later in the period.

While some of the Fund’s benchmark relative underperformance came from forced selling at lower valuations to meet redemptions throughout the period, the majority of the negative returns came from the Fund’s overall duration positioning and security selection. As a result of the expiration of the BAB provision and the ensuing supply and selling pressures in late 2010, the long end of the municipal curve and higher duration product severely underperformed earlier in the period. The Fund typically has longer duration than the benchmark and greater exposure to the long end of the curve for incremental income. The Fund also invests in higher yielding inverse floaters as part of its Tender Option Bond Program, which significantly underperformed during the market correction. Given their higher duration characteristics and price sensitivity to changing interest rates, the inverse floaters were the worst performing assets in the Fund, accounting for approximately 30% of the negative returns during the period. However, because the inverse floaters were some of the Fund’s most liquid assets, the liquidity event across the municipal market meant selling these securities at a loss to meet redemptions. Additionally, the high yield positioning of the Fund underperformed versus the benchmark. In particular, exposure to tobacco, prisons, health care, and special tax bonds hurt as selling pressures in these sectors forced credit spreads to widen. Tax allocation bonds underperformed along with lower rated special assessment bonds due to liquidity challenges in spread product and the ongoing housing recession. These bonds are located in housing markets that continue to struggle through foreclosures

3

and delinquencies. The Fund’s underweight position in State General Obligation Bonds (GOs) was also a drag on performance as it was one of the better performing sectors in the market.

While not enough to outweigh the negative impact of the aforementioned drivers, duration adjustments and curve positioning during the period helped to minimize the underperformance. Shortening duration in the fourth quarter of last year helped offset losses in January when rates hit a peak, while buying longer dated bonds later in the period at attractive valuations was beneficial to performance as the market stabilized and began to recover. The technical landscape improved and liquidity increased in the market helping to support the long end. This was fueled by an increased demand from non-traditional, crossover buyers that entered the municipal market at cheaper relative value ratios. Also helping performance were positions in industrial revenue bonds (corporate backed munis) that benefited from the crossover buying, specifically airline bonds. Similarly, transportation and prerefunded bonds contributed positively to performance given the higher level of liquidity and demand for these securities as investors continue to prefer higher quality paper and essential service sectors.

Reducing our allocation to longer-term tobacco bonds also helped performance as these bonds were downgraded to non-investment grade during the period due to increasing risks to tobacco consumption and the cash flows that secure these bonds. A benchmark overweight (i.e. the Fund’s sector position was greater than the benchmark position) to higher coupon bonds, which are more defensive during a rising rate environment, and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to zero coupon bonds, that are more price sensitive, also added to performance over the period.

What is the outlook?

We have moved to a more constructive outlook for the municipal securities market given the stronger technical environment that has emerged in recent months due to the scarcity of tax-exempt supply, the improving of fundamental conditions, and the increasing retail demand. Although, the recent volatility will likely be with us for a while, we believe there are brighter days ahead for municipal securities as mutual fund outflows across the industry are beginning to abate and the headline risk, that was prevalent for much of last year and early this year, seems to be diminishing. We continue to be encouraged by signs of fundamental strength, which we believe makes high yield municipal securities attractive long term. Economic indicators continue to improve, as we have experienced five consecutive quarters of revenue growth for most state and local governments. We believe that this gradual recovery in tax revenue combined with austerity measures enacted to balance budgets should continue to result in the easing of fiscal stress and reduce the negative headlines weighing on prices and market volatility. Therefore, we will continue to selectively purchase high yield securities, emphasizing greater liquidity characteristics and diversification, favoring essential service revenue bonds higher up in the capital structure. Given the much improved technical environment and favorable steepness of the curve, we will look to extend duration with additional purchases out longer on the curve where there is better relative value and more incremental yield opportunities. Although we remain defensive given the market’s volatility, we will continue to look for good entry points during this period of stronger technicals, while taking advantage of the attractive tax-exempt rates and wider credit spreads in high yield securities with strong structural characteristics, (i.e. higher coupons and shorter durations). In addition, we believe that the asset class continues to prove its creditworthiness with low levels of defaults contrary to media projections.

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	0.3%
Aa / AA	8.3
A	16.2
Baa / BBB	25.5
Ba / BB	8.5
B	5.2
Caa / CCC or Lower	5.3
Unrated	26.7
Cash	3.0
Other Assets & Liabilities	1.0
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Airport Revenues	9.7%
General Obligations	10.7
Health Care/Services	23.9
Higher Education (Univ., Dorms, etc.)	18.4
Housing (HFA'S, etc.)	0.2
Industrial	5.6
Miscellaneous	13.9
Prerefunded	1.9
Special Tax Assessment	3.6
Tax Allocation	3.6
Transportation	2.4
Utilities - Electric	0.3
Utilities - Gas	0.6
Utilities - Water and Sewer	1.2
Short-Term Investments	3.0
Other Assets and Liabilities	1.0
Total	100.0%

4

Distribution by State
as of April 30, 2011

Percentage of
State	Net Assets
Alaska	0.1%
Arizona	1.8
California	7.2
Colorado	1.6
Connecticut	1.4
District of Columbia	1.9
Florida	3.8
Georgia	2.2
Hawaii	0.6
Idaho	0.3
Illinois	6.2
Indiana	0.3
Louisiana	3.9
Massachusetts	3.3
Michigan	5.4
Minnesota	0.4
Missouri	2.8
Nevada	0.2
New Hampshire	0.6
New Jersey	2.1
New Mexico	1.3
New York	9.6
North Carolina	0.7
Ohio	0.7
Oklahoma	0.6
Other U.S. Territories	2.7
Pennsylvania	4.9
Rhode Island	2.9
South Carolina	0.3
South Dakota	1.9
Texas	13.6
Utah	2.2
Virginia	2.3
Washington	3.2
West Virginia	1.6
Wisconsin	1.4
Short-Term Investments	3.0
Other Assets and Liabilities	1.0
Total	100.0%

5

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0%
	Alaska - 0.1%
	Alaska Municipal Bond Bank Auth GO
$375	5.75%, 09/01/2033	$391

	Arizona - 1.8%
	Estrella Mountain, AZ, Ranch Community GO
265	6.20%, 07/15/2032	230
	Mohave County, AZ, IDA Correctional Fac Contract
3,000	8.00%, 05/01/2025	3,273
	Pima County, AZ, IDA Education Rev
1,500	8.50%, 07/01/2039	1,528
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 ⌂	143
	Tartesso West Community Facilities Dist GO
1,000	5.90%, 07/15/2032 ⌂	787
		5,961
	California - 7.2%
	California State GO
4,985	6.50%, 04/01/2033	5,468
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,019
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,105
	California Statewide Community DA Rev
1,700	7.50%, 06/01/2042	1,701
	California Statewide Community DA, Thomas Jefferson School of Law
4,100	7.25%, 10/01/2032	4,149
	Morongo Band of Mission Indians Enterprise Rev
1,595	6.50%, 03/01/2028 ■	1,490
	MSR Energy Auth
2,000	6.50%, 11/01/2039	2,037
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,079
	San Francisco City & County, CA, Redev Agency, Community Fac Dist No. 6
530	6.13%, 08/01/2031	498
	San Francisco City & County, CA, Redev Agency, No. 6 Mission Bay South Pub
590	6.25%, 08/01/2033	546
	San Jose, CA, Redev Agency
500	6.50%, 08/01/2023	508
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,359
		23,959
	Colorado - 1.6%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	523
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 ⌂	389
	Colorado Health FA Rev
2,500	5.50%, 05/15/2028	2,332
	Denver, CO, City & County Special Fac Airport AMT
1,000	5.25%, 10/01/2032	827
	Regional Transportation Dist
1,500	6.00%, 01/15/2034	1,386
		5,457
	Connecticut - 1.4%
	Connecticut State Special Obligation Package
1,290	6.60%, 07/01/2024	1,219
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,280
2,250	7.75%, 01/01/2043	2,282
		4,781
	District of Columbia - 1.9%
	District of Columbia Tobacco Settlement Financing Corp
6,675	6.50%, 05/15/2033	6,433

	Florida - 3.8%
	Beeline Community Development Dist
1,205	7.00%, 05/01/2037	1,169
	Colonial Country Club Community Development Dist, Capital Improvement Rev
2,055	6.40%, 05/01/2033	2,056
	Florida Village Community Development
885	6.50%, 05/01/2033	900
	Florida Village Community Development Dist No 8
2,720	6.38%, 05/01/2038	2,653
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	148
	Hillsborough County, FL, IDA (Prerefunded with US Gov't Securities)
1,150	8.00%, 08/15/2032	1,584
	Jacksonville, FL, Econ Development Community Health Care Fac
2,000	6.25%, 09/01/2027	1,833
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,500
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ⌂●	215
	River Bend Community Development Dist, Capital Improvement Rev
1,800	0.00%, 11/01/2015 ⌂●	756
		12,814
	Georgia - 2.2%
	Atlanta Water & Wastewater Rev
2,000	6.00%, 11/01/2022	2,250
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,109
	Dekalb, Newton & Gwinett County, GA, Joint Development Proj
1,500	6.00%, 07/01/2034	1,587

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	Georgia - 2.2% - (continued)
	Marietta, GA, DA Life University Inc Proj
$1,500	7.00%, 06/15/2030	$1,419
		7,365
	Hawaii - 0.6%
	Hawaii State Dept of Budget & Fin
1,750	9.00%, 11/15/2044	1,943

	Idaho - 0.3%
	Idaho Arts Charter School
1,000	6.25%, 12/01/2028	912

	Illinois - 6.2%
	Aurora, IL, Tax Increment Rev
970	6.75%, 12/30/2027	924
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036	779
	Chicago (City of), IL, GO
2,835	15.61%, 07/01/2018 λ	2,841
	Chicago Ill O'Hare Int'l Airport Revenues
1,000	5.75%, 01/01/2039 ☼	990
	Chicago, IL, O'Hare Int'l Airport Rev
2,210	6.00%, 01/01/2017 ‡	2,347
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	5.75%, 03/01/2037 ⌂	94
	Illinois FA Rev, Admiral at the Lake
3,000	6.00%, 05/15/2017	2,969
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,439
	Illinois FA Rev, Central Baptist Village
200	5.38%, 11/15/2039	147
	Illinois FA Rev, Silver Cross Hospital & Medicine
6,000	5.50%, 08/15/2030	5,162
	Railsplitter Tobacco Settlement Auth IL
3,000	6.00%, 06/01/2028	2,885
		20,577
	Indiana - 0.3%
	Indiana Municipal Power Agency
1,000	5.75%, 01/01/2034	1,012

	Louisiana - 3.9%
	Louisiana Local Government Environmental Facilities & Community Development
6,000	6.75%, 11/01/2032	6,104
	Louisiana Public Facilities Auth, Franciscan Missionaries
3,500	6.75%, 07/01/2039	3,649
	Louisiana Public Facilities Auth, Susla Fac, Inc
500	5.75%, 07/01/2039 ⌂	352
	New Orleans, LA, Aviation Board Revenues
2,500	6.00%, 01/01/2023	2,793
		12,898
	Massachusetts - 3.3%
	Massachusetts Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,295
	Massachusetts State Health & Education FA Rev, Northeastern University Ser Y-2
3,000	5.50%, 10/01/2024	3,267
	Massachusetts State Health & Education FA Rev, Simmons College Ser I
2,355	8.00%, 10/01/2039	2,580
	Massachusetts State, GO
3,335	14.84%, 04/01/2019 Δ	3,943
		11,085
	Michigan - 5.4%
	Flint, MI, International Academy
3,985	5.75%, 10/01/2037	3,274
	Kent, MI, Hospital FA
5,175	6.00%, 07/01/2035	4,468
	Michigan Public Educational FA Rev, Limited Obligation Bradford
5,000	6.50%, 09/01/2037 ■	4,625
	Michigan Public Educational FA Rev, Limited Obligation Chandler Park Academy
2,025	6.35%, 11/01/2028	1,942
	Michigan Public Educational FA Rev, Limited Obligation Landmark Academy
1,395	7.00%, 12/01/2039	1,373
	Royal Oak, MI, Hospital Financial Auth
2,000	8.25%, 09/01/2039	2,272
		17,954
	Minnesota - 0.4%
	Baytown Township, MN Lease Rev
750	7.00%, 08/01/2038	708
	Falcon Heights, MN, Lease Rev
925	6.00%, 11/01/2037	738
		1,446
	Missouri - 2.8%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	77
	Kansas City, MO, Tax Increment Rev Maincor Proj Ser A
500	5.25%, 03/01/2018	468
	Kirkwood, MO, Industrial DA
3,500	8.25%, 05/15/2045	3,544
	St Louis, MO, Airport Rev
5,000	6.63%, 07/01/2034	5,083
		9,172
	Nevada - 0.2%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village
500	6.13%, 06/01/2031	403
	Mesquite Special Improvement Dist #07-01
475	6.00%, 08/01/2027	367
		770
	New Hampshire - 0.6%
	New Hampshire Business Financing Auth Rev
2,000	6.88%, 10/01/2039	1,941

	New Jersey - 2.1%
	New Jersey Econ DA
1,800	6.25%, 09/15/2019	1,721
The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	New Jersey - 2.1% - (continued)
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
$2,855	5.75%, 10/01/2031	$2,981
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,180
		6,882
	New Mexico - 1.3%
	Los Alamos County, NM
3,000	5.88%, 06/01/2027	3,373
	Montecito Estates Public Improvement Rev
985	7.00%, 10/01/2037 ⌂	853
		4,226
	New York - 9.6%
	Erie County, NY, IDA Global Concepts Charter School Proj
1,530	6.25%, 10/01/2037	1,310
	Nassau County, NY, IDA Continuing Care Retirement
3,000	6.70%, 01/01/2043	2,704
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside
1,000	6.50%, 01/01/2027	942
	New York City Industrial Development Agency
3,000	7.75%, 08/01/2031	3,039
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
3,125	6.13%, 12/01/2029	2,970
	New York State Dormitory Auth Rev Non State Supported Debt
2,000	6.00%, 07/01/2033	2,102
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,495
	New York, NY, IDA American Airlines JFK International Airport AMT
6,860	7.63%, 08/01/2025	6,940
4,865	8.00%, 08/01/2012	5,035
	Ulster County, NY, IDA
3,250	6.00%, 09/15/2037 - 09/15/2042	2,346
		31,883
	North Carolina - 0.7%
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,416
1,000	6.00%, 01/01/2039	898
		2,314
	Ohio - 0.7%
	Buckeye Tobacco Settlement FA
2,000	6.50%, 06/01/2047	1,466
	Ohio State Hospital Facilities Rev
880	5.50%, 01/01/2039	881
		2,347
	Oklahoma - 0.6%
	Norman, OK, Regional Hospital Auth Hospital Rev
2,795	5.13%, 09/01/2037	2,155

	Other U.S. Territories - 2.7%
	Guam Government, Dept of Admin Ser A
3,000	6.75%, 11/15/2029	3,039
	Guam Government, Dept of Education John F Kennedy High School Ser A
2,000	6.63%, 12/01/2030	1,910
	Guam Government, Limited Obligation Rev Section 30 Ser A
935	5.75%, 12/01/2034	882
	Puerto Rico GO
3,000	6.00%, 07/01/2032	3,014
		8,845
	Pennsylvania - 4.9%
	Allegheny County Industrial Development Auth
1,250	6.75%, 08/15/2035	1,156
	Chester County, PA, IDA
1,020	6.38%, 12/15/2037	884
	Delaware County Industrial DA
2,000	6.13%, 08/15/2040	1,848
	Erie, PA, Higher Educational Building Auth
1,000	5.50%, 03/15/2038	911
	Harrisburg Auth
2,000	5.25%, 07/15/2031	1,597
	Pennsylvania Econ Development FA Rev, Allegheny Energy Supply
3,000	7.00%, 07/15/2039	3,144
	Pennsylvania Econ Development FA, U.S. Airways Group
1,500	8.00%, 05/01/2029	1,508
	Pennsylvania Turnpike Commission, Sub-Ser C
1,335	6.00%, 06/01/2028	1,444
	Philadelphia, PA, GO
1,000	5.25%, 08/01/2019	1,072
1,000	7.00%, 07/15/2028	1,101
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	771
1,000	6.50%, 04/01/2034	1,020
		16,456
	Rhode Island - 2.9%
	Rhode Island Health & Educational Building Corp
2,000	7.00%, 05/15/2039	2,159
	Rhode Island Tobacco Settlement Financing Corp
8,000	6.25%, 06/01/2042	6,938
	Rhode Island Tobacco Settlement Funding Corp
630	6.00%, 06/01/2023	639
		9,736
	South Carolina - 0.3%
	Lancaster County, SC, Sun City Assessment
1,987	7.70%, 11/01/2017 ⌂	1,113

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	South Dakota - 1.9%
	South Dakota Educational Enhancement Funding Corp
$6,030	6.50%, 06/01/2032	$5,861
	South Dakota Housing DA
565	6.13%, 05/01/2033	571
		6,432
	Texas - 13.6%
	Burnet County, TX, Public Fac Proj Rev
3,930	7.75%, 08/01/2029	3,825
	Clifton Higher Education Fin Corp, Tejano Center Community
2,000	8.75%, 02/15/2028	2,255
	Clifton Higher Education Fin Corp, Uplift Education
2,000	6.25%, 12/01/2045	1,739
	Dallas Fort Worth, TX, International Airport
1,000	6.00%, 11/01/2032	1,000
	Dallas-Fort Worth, TX, International Airport AMT
2,000	6.15%, 01/01/2016	2,005
	Garza County, TX, Public Fac Corp Rev
350	5.75%, 10/01/2025	352
	Houston, TX, Airport System Rev
6,500	6.75%, 07/01/2021	6,457
	Kimble County, TX, Hospital Dist
2,500	6.25%, 08/15/2033	2,415
	La Vernia, TX, Higher Education
2,085	9.00%, 08/15/2038	2,388
	Lewisville, TX, Combination Contract Rev
4,000	6.13%, 09/01/2029	3,853
	Lower Colorado River Auth Rev
55	7.25%, 05/15/2037	59
	Lower Colorado River Auth Rev (Prerefunded with US Gov't Securities)
2,945	7.25%, 05/15/2037	3,644
	Maverick County, TX, Public Fac Corp Proj Rev
1,400	6.25%, 02/01/2024	1,206
	Mc Lennan County, TX, Public Fac
3,000	6.63%, 06/01/2035	3,207
	Texas Midwest Public Facilities Corp Rev
3,000	9.00%, 10/01/2030	2,432
	Texas Private Activity Surface Transportation, LBJ Infrastructure Group
1,000	7.00%, 06/30/2040	1,023
	Texas Private Activity Surface Transportation, NTE Mobility Partners
3,000	6.88%, 12/31/2039	3,047
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	473
	Travis County, TX, Health Facilities
2,000	7.13%, 11/01/2040	1,934
	Willacy County, TX, GO
2,385	6.88%, 09/01/2028	2,036
		45,350
	Utah - 2.2%
	Provo, UT, Lakeview Charter School
1,300	5.63%, 07/15/2037	991
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	158
	Utah County, UT, Charter School Rev
1,000	6.00%, 02/15/2038	733
	Utah St Charter School Financial Auth
1,550	6.25%, 07/15/2030	1,447
	Utah State Charter School FA, Channing Hall Ser A
750	5.88%, 07/15/2027 ■	615
700	6.00%, 07/15/2037 ■	545
	Utah State Charter School FA, Charter School Rev
2,000	6.75%, 08/15/2028 ⌂	1,587
	Utah State Charter School Financial Auth
1,500	6.38%, 07/15/2040	1,336
		7,412
	Virginia - 2.3%
	Lexington, VA, IDA Residential Care Fac Rev
1,050	5.50%, 01/01/2037	810
	Norfolk, VA, Redev & Housing Auth Rev
2,005	6.13%, 01/01/2035	1,731
	Peninsula, VA, Turn Center Community Dev DA
298	6.45%, 09/01/2037	269
	Virginia Small Business Financing Auth Rev
3,000	9.00%, 07/01/2039	3,115
	Washington County Hospital Fac Rev
1,750	7.75%, 07/01/2038	1,901
		7,826
	Washington - 3.2%
	King County, WA, Public Hospital
3,000	7.25%, 12/01/2038	3,068
	Washington Health Care Facilities Auth
4,000	6.25%, 10/01/2028	4,288
	Washington State Health Care Facilities Auth, VA Mason Medical
3,600	6.13%, 08/15/2037	3,366
		10,722
	West Virginia - 1.6%
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041	2,013
	West Virginia State Hospital FA Rev, Thomas Health Systems
3,500	6.50%, 10/01/2028 - 10/01/2038	3,210
		5,223
	Wisconsin - 1.4%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov't Securities)
1,000	6.38%, 06/01/2032	1,063
	Wisconsin State General Fund
185	5.75%, 05/01/2033	196
1,295	6.00%, 05/01/2036	1,376

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 96.0% - (continued)
	Wisconsin - 1.4% - (continued)
	Wisconsin State Health & Educational FA Rev, St. John's Communities Ser A
$1,000	7.25%, 09/15/2029		$992
1,000	7.63%, 09/15/2039		982
			4,609
	Total municipal bonds
	(cost $319,916)		$320,402

	Total long-term investments
	(cost $319,916)		$320,402

SHORT-TERM INVESTMENTS - 3.0%
	Investment Pools and Funds - 3.0%
9,886	State Street Bank Tax Free Money Market Fund		$9,886

	Total short-term investments
	(cost $9,886)		$9,886

	Total investments
	(cost $329,802) ▲	99.0%	$330,288
	Other assets and liabilities	1.0%	3,498
	Total net assets	100.0%	$333,786

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $329,802 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,167
Unrealized Depreciation	(12,681)
Net Unrealized Appreciation	$486

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $7,275, which represents 2.18% of total net assets.

λ
Inverse floating rate certificate issued by a third party securitization trust and purchased directly through a cash transaction; rate varies inversely to short-term interest rates and the rate presented is the effective rate at April 30, 2011.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $974.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	$500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%,
		05/01/2037	$500
05/2007	$192	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	192
10/2007	$1,987	Lancaster County, SC, Sun City Assessment, 7.70%, 11/01/2017	1,987
07/2007	$500	Louisiana Public Facilities Auth, Susla Fac, Inc, 5.75%, 07/01/2039 - 144A	503
06/2007	$500	Magnolia Creek, FL, Community Development Dist Capital Improvement, 0.00%, 05/01/2039	497
12/2007	$985	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	985
11/2007	$1,800	River Bend Community Development Dist, Capital Improvement Rev, 0.00%, 11/01/2015	1,800
05/2007	$200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 - 144A	200
09/2007	$1,000	Tartesso West Community Facilities Dist GO, 5.90%, 07/15/2032	1,000
08/2008	$2,000	Utah State Charter School FA, Charter School Rev, 6.75%, 08/15/2028	2,000

The aggregate value of these securities at April 30, 2011, was $6,289, which represents 1.88% of total net assets.

AMT	–	Alternative Minimum Tax
DA	–	Development Authority
FA	–	Finance Authority
GO	–	General Obligations
IDA	–	Industrial Development Authority Bond

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	$320,402	$–	$320,402	$–
Short-Term Investments	9,886	9,886	–	–
Total	$330,288	$9,886	$320,402	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $329,802)	$330,288
Cash	82
Receivables:
Fund shares sold	944
Dividends and interest	6,577
Other assets	140
Total assets	338,031
Liabilities:
Payables:
Investment securities purchased	1,854
Fund shares redeemed	1,826
Investment management fees	25
Dividends	461
Distribution fees	20
Accrued expenses	43
Other liabilities	16
Total liabilities	4,245
Net assets	$333,786
Summary of Net Assets:
Capital stock and paid-in-capital	$379,396
Accumulated undistributed net investment income	161
Accumulated net realized loss on investments	(46,257)
Unrealized appreciation of investments	486
Net assets	$333,786

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.75/$8.12
Shares outstanding	21,211
Net assets	$164,420
Class B: Net asset value per share	$7.75
Shares outstanding	749
Net assets	$5,804
Class C: Net asset value per share	$7.76
Shares outstanding	12,592
Net assets	$97,673
Class I: Net asset value per share	$7.76
Shares outstanding	8,486
Net assets	$65,889

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$12,191
Total investment income	12,191

Expenses:
Investment management fees	997
Transfer agent fees	83
Distribution fees
Class A	232
Class B	32
Class C	535
Custodian fees	2
Accounting services fees	33
Registration and filing fees	50
Board of Directors' fees	4
Interest expense	59
Audit fees	6
Other expenses	28
Total expenses (before waivers)	2,061
Expense waivers	(25)
Total waivers	(25)
Total expenses, net	2,036
Net Investment Income	10,155
Net Realized Loss on Investments:
Net realized loss on investments in securities	(11,286)
Net Realized Loss on Investments	(11,286)
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(25,743)
Net Changes in Unrealized Depreciation of Investments	(25,743)
Net Loss on Investments	(37,029)
Net Decrease in Net Assets Resulting from Operations	$(26,874)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$10,155	$22,106
Net realized loss on investments	(11,286)	(6,121)
Net unrealized appreciation (depreciation) of investments	(25,743)	29,577
Net Increase (Decrease) In Net Assets Resulting From Operations	(26,874)	45,562
Distributions to Shareholders:
From net investment income
Class A	(5,369)	(12,337)
Class B	(159)	(350)
Class C	(2,694)	(5,639)
Class I	(1,933)	(3,861)
Total distributions	(10,155)	(22,187)
Capital Share Transactions:
Class A	(54,594)	3,521
Class B	(1,041)	(459)
Class C	(20,256)	10,921
Class I	(9,619)	7,857
Net increase (decrease) from capital share transactions	(85,510)	21,840
Net Increase (Decrease) In Net Assets	(122,539)	45,215
Net Assets:
Beginning of period	456,325	411,110
End of period	$333,786	$456,325
Accumulated undistributed (distribution in excess of) net investment income (loss)	$161	$161

The accompanying notes are an integral part of these financial statements.

15

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

16

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

17

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.  Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

18

3.	Securities and Other Investments:

a)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

c)
Inverse Floating Rate Securities – The Fund may invest in inverse floating rate certificates (“inverse floater”). The inverse floaters purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker-dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bonds’ par amount or market value. The floating rate certificates pay short-term tax exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floater that receives all remaining or residual interest in the trust after payment of amounts due to the floating rate bondholder and trust-related fees. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying municipal bonds’ investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying municipal bond(s) because the interest rate is dependent on both the fixed coupon rate of the underlying municipal bond(s) and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond(s).

The Fund may purchase an inverse floater in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floater without first owning the underlying municipal bond(s) (“externally deposited inverse floater”). The Fund may also sell a fixed rate municipal bond to a broker-dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floaters held by the Fund can only be sold to qualified institutional buyers and entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and at the Fund’s discretion, to have the broker transfer the underlying municipal bond(s) held by the trust to the Fund. The sale of inverse floaters may involve delay or additional costs. The Fund, as shown on the Schedule of Investments, had outstanding inverse floaters as of April 30, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with

19

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements.

In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Tax Exempt Income †	$22,186	$19,343

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

20

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$803
Accumulated Capital Losses *	(34,971)
Unrealized Appreciation †	26,229
Total Accumulated Deficit	$(7,939)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$284
2016	12,922
2017	15,644
2018	6,121
Total	$34,971

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective

21

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $273 and contingent deferred sales charges of $44 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

22

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$23,514
Sales Proceeds Excluding U.S. Government Obligations	111,812

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,642	510	(11,072)	—	(6,920)	9,038	1,009	(9,653)	—	394
Amount	$28,470	$3,995	$(87,059)	$—	$(54,594)	$74,100	$8,289	$(78,868)	$—	$3,521
Class B
Shares	8	15	(157)	—	(134)	60	26	(142)	—	(56)
Amount	$63	$117	$(1,221)	$—	$(1,041)	$487	$218	$(1,164)	$—	$(459)
Class C
Shares	1,110	240	(3,942)	—	(2,592)	4,190	390	(3,248)	—	1,332
Amount	$8,770	$1,875	$(30,901)	$—	$(20,256)	$34,331	$3,205	$(26,615)	$—	$10,921
Class I
Shares	3,093	158	(4,403)	—	(1,152)	4,299	326	(3,727)	—	898
Amount	$24,405	$1,236	$(35,260)	$—	$(9,619)	$35,531	$2,683	$(30,357)	$—	$7,857
Total
Shares	7,853	923	(19,574)	—	(10,798)	17,587	1,751	(16,770)	—	2,568
Amount	$61,708	$7,223	$(154,441)	$—	$(85,510)	$144,449	$14,395	$(137,004)	$—	$21,840

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	10	$76
For the Year Ended October 31, 2010	1	$8

23

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

24

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25

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$8.47	$0.23	$–	$(0.72)	$(0.49)	$(0.23)	$–	$–	$(0.23)	$(0.72)	$7.75
B	8.47	0.20	–	(0.72)	(0.52)	(0.20)	–	–	(0.20)	(0.72)	7.75
C	8.48	0.20	–	(0.72)	(0.52)	(0.20)	–	–	(0.20)	(0.72)	7.76
I	8.49	0.24	–	(0.73)	(0.49)	(0.24)	–	–	(0.24)	(0.73)	7.76

For the Year Ended October 31, 2010
A	8.02	0.45	–	0.45	0.90	(0.45)	–	–	(0.45)	0.45	8.47
B	8.01	0.38	–	0.47	0.85	(0.39)	–	–	(0.39)	0.46	8.47
C	8.02	0.39	–	0.46	0.85	(0.39)	–	–	(0.39)	0.46	8.48
I	8.03	0.47	–	0.46	0.93	(0.47)	–	–	(0.47)	0.46	8.49

For the Year Ended October 31, 2009
A	7.27	0.42	–	0.76	1.18	(0.43)	–	–	(0.43)	0.75	8.02
B	7.26	0.36	–	0.76	1.12	(0.37)	–	–	(0.37)	0.75	8.01
C	7.27	0.37	–	0.75	1.12	(0.37)	–	–	(0.37)	0.75	8.02
I	7.27	0.44	–	0.76	1.20	(0.44)	–	–	(0.44)	0.76	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	–	(2.19)	(1.70)	(0.49)	–	–	(0.49)	(2.19)	7.27
B	9.46	0.42	–	(2.19)	(1.77)	(0.43)	–	–	(0.43)	(2.20)	7.26
C	9.46	0.42	–	(2.18)	(1.76)	(0.43)	–	–	(0.43)	(2.19)	7.27
I	9.47	0.51	–	(2.19)	(1.68)	(0.52)	–	–	(0.52)	(2.20)	7.27

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(F)	10.00	0.20	–	(0.54)	(0.34)	(0.20)	–	–	(0.20)	(0.54)	9.46
B(F)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
C(F)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
I(F)	10.00	0.21	–	(0.53)	(0.32)	(0.21)	–	–	(0.21)	(0.53)	9.47

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Shares became available to the public on May 31, 2007.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

(5.81	)%(D)	$164,420	0.94	%(E)	0.93	%(E)	0.90	%(E)	5.79	%(E)	7%
(6.16	) (D)	5,804	1.75	(E)	1.68	(E)	1.65	(E)	5.05	(E)	–
(6.15	) (D)	97,673	1.70	(E)	1.68	(E)	1.65	(E)	5.04	(E)	–
(5.79	) (D)	65,889	0.70	(E)	0.68	(E)	0.65	(E)	6.04	(E)	–

11.56		238,332	0.92		0.92		0.92		5.49		15
10.82		7,475	1.72		1.72		1.72		4.68		–
10.85		128,723	1.68		1.68		1.68		4.72		–
11.93		81,795	0.68		0.68		0.68		5.72		–

16.93		222,328	0.92		0.85		0.85		5.81		26
16.00		7,523	1.75		1.68		1.68		4.97		–
16.04		111,097	1.69		1.62		1.62		5.04		–
17.30		70,162	0.69		0.62		0.62		6.04		–

(18.60)		171,281	0.92		0.40		0.40		5.61		65
(19.36)		4,664	1.73		1.19		1.19		4.81		–
(19.24)		76,650	1.70		1.17		1.17		4.86		–
(18.50)		54,029	0.69		0.17		0.17		5.84		–

(3.41	) (D)	46,261	1.03	(E)	0.25	(E)	0.25	(E)	4.83	(E)	23
(3.71	) (D)	1,333	1.82	(E)	1.00	(E)	1.00	(E)	4.05	(E)	–
(3.71	) (D)	11,236	1.81	(E)	1.00	(E)	1.00	(E)	4.19	(E)	–
(3.21	) (D)	6,879	0.80	(E)	–	(E)	–	(E)	5.22	(E)	–

27

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.
Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$941.93	$4.33	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class B	$1,000.00	$938.37	$7.93	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class C	$1,000.00	$938.48	$7.93	$1,000.00	$1,016.61	$8.25	1.65	181	365
Class I	$1,000.00	$942.06	$3.13	$1,000.00	$1,021.57	$3.26	0.65	181	365

31

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-M011 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Short Duration Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Short Duration Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/02 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Short Duration A#	1.53%	3.53%	3.70%	3.26%
Short Duration A##		0.42%	3.07%	2.90%
Short Duration B#	1.40%	2.99%	2.96%	NA*
Short Duration B##		-2.01%	2.61%	NA*
Short Duration C#	1.16%	2.76%	2.92%	2.51%
Short Duration C##		1.76%	2.92%	2.51%
Short Duration I#	1.69%	3.94%	3.81%	3.33%
Short Duration Y#	1.71%	3.89%	4.03%	3.43%
Barclays Capital 1-3 Year U.S. Government/Credit Index	0.32%	2.27%	4.51%	3.56%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Class Y shares commenced operations on 11/28/03. Accordingly, the "Since Inception" performance shown for Class Y is since that date.

Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Robert Crusha, CFA	Bradley Dyslin, CFA	Michael Bacevich
Senior Vice President	Senior Vice President	Managing Director

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 1.53% before sales charge, for the six-month period ended April 30, 2011, versus the 0.32% return of the Fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the 0.70% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The primary driver of the Fund’s benchmark-relative outperformance was sector allocation. Duration (a measure of interest-rate sensitivity) positioning was also a positive contributor to performance; however this was largely offset by the curve positioning/roll down resulting in an overall negligible impact on the Fund’s outperformance relative to the benchmark. The duration of the Fund was shorter than the benchmark over the period, the 2 year Treasury bond traded in a range of 0.34% - 0.86% ending at a yield of 0.61%. The 5 year Treasury bond yield also rose from 1.17% to 1.97% though off the high of 2.40% at the beginning of February.

Out of benchmark sector allocations to Asset Backed Securities (ABS), Commercial Mortgage Backed Securities (CMBS), and Bank Loans were significant contributors to the performance of the Fund, as those markets continued to experience spread tightening. During this period, we increased the allocation to Bank Loans from 4% to 23%. The increase in the allocation to Bank Loans was driven by recent enhancements to the portfolio, effective December 2010, which permit an allocation of up to 35% to this particular asset class. An overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Corporates was also additive to performance relative to the benchmark. The Fund’s benchmark relative underweight’s (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasuries and Agencies, in favor of spread sectors, also added to performance. A moderate out of benchmark allocation to Agency Mortgage Backed Securities, Emerging Markets, and High Yield Corporates was further additive. The Fund’s cash allocation resulted in a slight performance drag for the period.

Following a robust fourth quarter, the economy continued to gain momentum during the first quarter of 2011. Improving economic data, an accommodative monetary policy, and increased global growth prospects provided optimism that the economy was poised for longer term positive growth. However, the market remained wary of potential headwinds, including the ongoing European sovereign debt crisis, the fiscal state of U.S. municipalities, civil unrest in the Middle East and North Africa, and the earthquake in Japan that was followed by a tsunami and concerns around the Fukushima Daiichi nuclear power plant. Recent increases in the price of oil and ongoing headwinds for the consumer, have also led some economists to lower their global GDP forecasts. These ongoing events have given investors pause for thought leading to a recent moderate flight to quality and lower yields, from the highs in February, in the front end of the curve.

Our positions in ABS, Investment Grade Corporates, CMBS and Bank Loans remain the primary drivers of yield within the Fund. In addition, the underweight to Government Securities, such as U.S. Treasuries and Agencies in favor of the aforementioned spread sectors, resulted in a higher yield than that of the benchmark.

What is the outlook?

With short-term interest rates still at low levels (though now off the historic lows of last year) we will continue to seek relative value opportunities across the various spread sectors in order to generate yield.

Similar to what occurred at the beginning of 2011; we anticipate that there will continue to be bouts of risk aversion, as the positive economic growth story plays out. However, we continue to view these bumps in the road as opportunities to reposition and in some cases add exposure to the spread sectors previously mentioned, in particular Bank Loans. With regard to credit, we will continue to concentrate on those issuers who we believe have balance sheets and cash flows that best protect bondholder interest, and do so in a diversified manner. We shall also monitor event risks such as shareholder- friendly activity as we expect this to rise over the coming quarters.

3

It now appears increasingly likely that quantitative easing will be ending soon, and seems at least for now that further stimulus will not be forthcoming. While it may be a quarter or two away, discussions regarding inflationary concerns are likely to pick up. At this time, the Federal Open Market Committee (FOMC) sees “subdued inflation trends” which are “likely to warrant exceptionally low levels for the federal funds rate for an extended period.” While this may be the case, the rise in interest rates since November of last year (the 5 year has increased from a low of 1.03% to 1.97%), served as a reminder that the market will often move long ahead of the FOMC. As in prior periods, the catalysts suggest that economic growth is on stronger footing including; a continuing improvement in jobless claims, home prices recovering, an increase in commercial and small business loans, and an improvement in the forecasts for sustained Global growth. While we have seen recent signs of improvement, we believe the market continues to be vulnerable to exogenous events, such as those we have witnessed recently. We believe that these bear watching very closely and as such, we will continue to actively manage the interest-rate risk and sector allocations in accordance with the prevailing market conditions.

Diversification by Security Type
as of April 30, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	22.6%
Corporate Bonds: Investment Grade	45.2
Corporate Bonds: Non-Investment Grade	2.0
Senior Floating Rate Interests: Non-Investment Grade	22.8
U.S. Government Agencies	0.3
U.S. Government Securities	4.6
Short-Term Investments	4.9
Other Assets and Liabilities	(2.4)
Total	100.0%

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	15.7%
Aa / AA	13.3
A	17.6
Baa / BBB	19.6
Ba / BB	21.1
B	3.8
Caa / CCC or Lower	0.1
Unrated	1.4
U.S. Government Securities	4.9
Cash	4.9
Other Assets & Liabilities	(2.4)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

4

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Activities Related To Real Estate	0.4%
Aerospace Product and Parts Manufacturing	0.5
Agriculture, Construction, Mining and Machinery	0.2
Alumina and Aluminum Production and Processing	0.6
Amusement Parks and Arcades	0.7
Automotive Equipment Rental and Leasing	0.2
Basic Chemical Manufacturing	2.5
Beverage Manufacturing	0.7
Business Support Services	0.2
Cable and Other Program Distribution	1.8
Cable and Other Subscription Programming	1.2
Captive Auto Finance	5.0
Captive Retail Finance	0.3
Commercial Banking	7.1
Communications Equipment Manufacturing	0.2
Computer and Peripheral Equipment Manufacturing	0.3
Couriers	0.2
Credit Card Issuing	2.7
Dairy Product Manufacturing	0.3
Data Processing Services	2.0
Department Stores	1.0
Depository Credit Banking	5.2
Electric Generation, Transmission and Distribution	2.2
Electrical Equipment Manufacturing	0.4
Facilities Support Services	0.6
Freight Trucking - General	0.5
Fruit and Vegetable Preserving and Specialty Food	0.3
Full-Service Restaurants	0.5
Gambling Industries	0.2
General Medical and Surgical Hospitals	1.8
General Rental Centers	0.5
Grain and Oilseed Milling	0.2
Grocery and Related Products	0.4
Grocery Stores	0.2
Health and Personal Care Stores	0.4
Industrial Machinery, Equipment Rental & Leasing	0.3
Insurance Carriers	5.3
International Trade Financing (Foreign Banks)	0.6
Iron and Steel Mills and Ferroalloy Manufacturing	0.5
Management, Scientific and Technical Consulting Service	0.1
Medical and Diagnostic Laboratories	0.1
Medical Equipment and Supplies Manufacturing	1.4
Metal Ore Mining	1.0
Miscellaneous Manufacturing	0.5
Monetary Authorities - Central Bank	0.4
Motor Vehicle Manufacturing	1.0
Motor Vehicle Parts Manufacturing	0.2
Natural Gas Distribution	0.4
Navigational, Measuring, and Control Instruments	0.2
Newspaper, Periodical, Book and Database Publisher	0.3
Nondepository Credit Banking	2.0
Nonmetallic Mineral Mining and Quarrying	0.4
Oil and Gas Extraction	1.2
Other Amusement and Recreation Industries	0.5
Other Financial Investment Activities	2.2
Other General Merchandise Stores	0.2
Other General Purpose Machinery Manufacturing	0.2
Other Investment Pools and Funds	0.2
Other Miscellaneous Store Retailers	0.2
Other Motor Vehicle Dealers	0.1
Outpatient Care Centers	0.4
Petroleum and Coal Products Manufacturing	1.1
Pharmaceutical and Medicine Manufacturing	2.1
Pipeline Transportation of Natural Gas	0.1
Professional Services - Computer System Design and Related	0.9
Radio and Television Broadcasting	0.3
Rail Transportation	0.2
Real Estate Credit (Mortgage Banking)	14.0
Real Estate Investment Trust (REIT)	0.5
Residential Building Construction	0.2
Resin, Synthetic Rubber, Filaments Manufacturing	0.2
Scheduled Air Transportation	1.0
Scientific Research and Development Services	0.4
Securities and Commodity Contracts and Brokerage	3.7
Software Publishers	0.2
Sovereign Foreign Governments	0.5
Spectator Sports	0.5
Sugar and Confectionery Product Manufacturing	0.3
Support Activities For Mining	0.4
Telecommunications - Other	1.1
Telecommunications - Wired Carriers	0.7
Telecommunications - Wireless Carriers	0.7
Tobacco Manufacturing	0.1
Traveler Accommodation	0.7
Wireless Communications Services	1.3
U.S. Government Agencies	0.3
U.S. Government Securities	4.6
Short-Term Investments	4.9
Other Assets and Liabilities	(2.4)
Total	100.0%

5

The Hartford Short Duration Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 22.6%
	Captive Auto Finance - 5.0%
	Ally Automotive Receivables Trust
$1,000	1.38%, 07/15/2014	$1,007
1,000	2.29%, 11/16/2015 ■	999
1,500	3.29%, 03/15/2015 ■	1,556
	Ally Master Owner Trust
1,000	2.88%, 04/15/2015 ■	1,028
	AmeriCredit Automobile Receivables Trust
1,080	0.90%, 09/08/2014	1,080
	Bank of America Automotive Trust
1,500	1.31%, 07/15/2014	1,512
1,997	1.39%, 03/15/2014 ■	2,008
	Capital Automotive Receivables Asset Trust
1,000	6.35%, 03/17/2014 ■	1,050
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/15/2014	1,013
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013	1,021
	DaimlerChrysler Automotive Trust
760	4.48%, 08/08/2014	771
	Ford Credit Automotive Owner Trust
853	0.65%, 12/15/2012	854
1,825	2.62%, 04/11/2015	1,835
1,200	2.98%, 08/15/2014	1,240
1,000	5.69%, 11/15/2012	1,032
	Harley-Davidson Motorcycle Trust
1,210	1.16%, 02/15/2015	1,212
500	1.99%, 01/15/2016	499
	Honda Automotive Receivables Owner Trust
1,260	1.13%, 10/15/2014	1,265
	Nissan Automotive Receivables Owner Trust
800	0.87%, 07/15/2014	800
490	1.18%, 02/16/2015	491
	Nissan Master Owner Trust Receivables
1,500	1.37%, 01/15/2015 ■Δ	1,517
	Toyota Automotive Receivables Owner Trust
2,622	0.74%, 08/15/2012	2,625
	USAA Automotive Owner Trust
403	5.07%, 06/15/2013	404
	Volkswagen Automotive Lease Trust
1,500	1.31%, 01/20/2014	1,509
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,511
		29,839
	Captive Retail Finance - 0.3%
	CNH Equipment Trust
2,000	2.90%, 11/17/2014 ○	1,981

	Credit Card Issuing - 2.7%
	American Express Credit Account Master Trust
2,000	0.82%, 11/16/2015 Δ	2,002
347	5.65%, 01/15/2014 ■	349
	Citibank Credit Card Issuance Trust
2,000	5.70%, 05/15/2013	2,005
4,155	6.30%, 06/20/2014	4,381
	GE Capital Credit Card Master Note Trust
1,750	0.77%, 01/17/2017 Δ	1,759
1,000	2.21%, 06/15/2016	1,021
3,500	3.69%, 07/15/2015	3,622
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014	574
		15,713
	Other General Purpose Machinery Manufacturing - 0.2%
	GE Equipment Small Ticket LLC
1,175	1.45%, 01/21/2018 ■	1,179

	Real Estate Credit (Mortgage Banking) - 14.0%
	Aesop Funding II LLC
1,800	1.85%, 11/20/2013 ■	1,800
	Banc of America Commercial Mortgage, Inc.
2,570	4.93%, 07/10/2045	2,761
1,100	5.45%, 01/15/2049	1,160
1,000	5.66%, 04/10/2049 Δ	1,036
	Banc of America Large Loan
750	5.33%, 12/16/2043 ■	766
	Bayview Commercial Asset Trust
302	1.21%, 01/25/2035 ■Δ	206
8,775	2.66%, 01/25/2037 ■►	593
8,324	2.83%, 09/25/2037 ■►	825
	Bayview Financial Acquisition Trust
608	4.91%, 02/25/2033 ■	597
2,000	5.64%, 11/28/2036	1,810
	Bear Stearns Asset Backed Securities, Inc.
424	5.66%, 09/25/2033 Δ	378
	Bear Stearns Commercial Mortgage Securities, Inc.
33,615	4.65%, 02/11/2041 ⌂►	160
13,803	15.00%, 11/11/2041 ⌂►	150
	CBA Commercial Small Balance Commercial Mortgage
7,488	3.00%, 01/25/2039 ■►	449
14,645	5.22%, 12/25/2036 ■Δ	2,380
	CFCRE Commercial Mortgage Trust
23,000	1.51%, 04/15/2044 ■	1,723
3,000	3.76%, 04/15/2044 ■	3,066
	Citicorp Residential Mortgage Securities
93	6.27%, 06/25/2037 Δ	86
	Citigroup Commercial Mortgage Trust
366	5.38%, 10/15/2049	370
75	5.73%, 03/15/2049 Δ	75
	Commercial Mortgage Pass-Through Certificates
867	3.16%, 11/01/2015 ■	876
	Credit Suisse Mortgage Capital Certificates
779	5.44%, 02/15/2039 Δ	798
2,000	5.99%, 09/15/2039 Δ	2,135
	CS First Boston Mortgage Securities Corp.
8,170	4.17%, 07/15/2036 ⌂►	16
1,000	5.42%, 05/15/2036 Δ	1,082
1,500	6.52%, 08/13/2018 ■	1,519
	DBUBS Mortgage Trust
996	3.74%, 11/10/2046 ■	1,023

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 22.6% - (continued)
	Real Estate Credit (Mortgage Banking) - 14.0% - (continued)
	DBUBS Mortgage Trust - (continued)
$3,144	4.89%, 01/01/2021 ■►	$206
	Equity One ABS, Inc.
20	2.71%, 07/25/2034 Δ	1
	Ford Credit Floorplan Master Owner Trust
1,725	1.50%, 09/15/2015	1,727
	GMAC Commercial Mortgage Securities, Inc.
1,290	6.50%, 05/15/2035 ■	1,339
	GMAC Mortgage Corp. Loan Trust
476	4.59%, 04/25/2033	432
147	5.12%, 04/25/2033	88
330	5.75%, 10/25/2036	205
	GMAC Mortgage Servicer Advance Funding
660	3.72%, 03/15/2023 ■	666
	Goldman Sachs Mortgage Securities Corp. II
500	2.72%, 02/10/2021 ■	503
834	5.48%, 11/10/2039	841
2,500	5.55%, 04/10/2038	2,724
	Goldman Sachs Mortgage Securities Trust
1,000	5.78%, 08/10/2045 Δ	1,026
	Government National Mortgage Association
2,374	5.00%, 08/20/2039	2,543
	Greenwich Capital Commercial Funding Corp.
1,671	5.38%, 03/10/2039	1,706
	Hasco NIM Trust
41	0.00%, 12/26/2035 ■●	–
	John Deere Owner Trust
1,870	1.96%, 04/16/2018	1,884
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,139	0.62%, 02/15/2019 ■Δ	2,047
1,082	0.97%, 02/15/2020 ⌂Δ	971
1,965	3.85%, 06/15/2043 ■	2,038
221	4.30%, 01/15/2038	225
1,953	4.93%, 09/12/2037 - 01/15/2049	1,976
1,291	4.96%, 08/15/2042	1,340
435	5.32%, 12/15/2044 Δ	456
1,000	5.34%, 05/15/2047	1,013
1,450	5.36%, 06/12/2041 Δ	1,587
730	5.83%, 02/15/2051	785
24,711	15.00%, 08/12/2037 ►	29
	LB-UBS Commercial Mortgage Trust
939	5.30%, 02/15/2040	959
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	–
	Merrill Lynch Mortgage Trust
9,141	3.81%, 08/12/2039 ⌂►	33
12,060	3.96%, 10/12/2041 ⌂►	85
1,000	4.86%, 08/12/2039	1,069
240	5.11%, 07/12/2038 Δ	255
1,000	5.83%, 06/12/2050 Δ	1,070
15,751	15.00%, 09/12/2042 ⌂►	77
	Merrill Lynch/Countrywide Commercial Mortgage Trust
1,118	5.11%, 12/12/2049	1,129
	Morgan Stanley Capital I
2,500	4.97%, 04/14/2040	2,683
1,500	5.11%, 06/15/2040	1,614
1,874	5.60%, 04/12/2049 Δ	1,924
	Morgan Stanley Re-Remic Trust
3,000	5.00%, 07/17/2056 ■	2,993
	National Credit Union Administration
957	1.60%, 10/29/2020	943
	Nationstar Home Equity Loan Trust
13	0.00%, 03/25/2037 ⌂●	–
	RBSCF Trust
835	5.47%, 09/16/2039 ■	871
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ⌂●	–
675	7.00%, 09/25/2037	32
	Sovereign Commercial Mortgage Securities
1,792	5.83%, 07/22/2030 ■Δ	1,851
	Structured Asset Investment Loan Trust
200	2.84%, 11/25/2033 Δ	108
	Structured Asset Securities Corp.
353	2.71%, 01/25/2037 ■Δ	2
	Voyager Countrywide Delaware Trust
978	6.85%, 11/26/2035 ■Δ	588
	Wachovia Bank Commercial Mortgage Trust
1,000	4.50%, 10/15/2041	1,030
1,000	5.25%, 12/15/2043	1,027
1,500	5.48%, 04/15/2047	1,586
1,631	5.62%, 05/15/2046	1,723
1,514	5.74%, 06/15/2049 Δ	1,584
	Washington Mutual, Inc.
15,171	7.00%, 11/23/2043 ⌂►Ψ	530
	Wells Fargo Home Equity Trust
1,365	0.51%, 04/25/2034 Δ	1,166
		83,130
	Real Estate Investment Trust (REIT) - 0.4%
	Crest Clarendon Street
234	0.79%, 12/28/2017 ■Δ	226
	Extended Stay America Trust
1,895	2.95%, 11/05/2027 ■	1,889
		2,115
	Total asset & commercial mortgage backed securities
	(cost $132,562)	$133,957

CORPORATE BONDS: INVESTMENT GRADE - 45.2%
	Aerospace Product and Parts Manufacturing - 0.4%
	Honeywell International, Inc.
$1,092	4.25%, 03/01/2013	$1,160
	United Technologies Corp.
987	6.10%, 05/15/2012	1,044
		2,204
	Automotive Equipment Rental and Leasing - 0.2%
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,088

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 45.2% - (continued)
	Basic Chemical Manufacturing - 1.6%
	Airgas, Inc.
$1,785	2.85%, 10/01/2013	$1,826
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,161
	Export Development Canada
5,000	1.75%, 09/24/2012	5,092
	PPG Industries, Inc.
1,500	1.90%, 01/15/2016	1,439
		9,518
	Beverage Manufacturing - 0.4%
	Anheuser-Busch InBev N.V.
1,000	5.38%, 11/15/2014	1,113
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,066
		2,179
	Cable and Other Subscription Programming - 1.2%
	DirecTV Holdings LLC
1,100	3.50%, 03/01/2016	1,117
2,000	4.75%, 10/01/2014	2,169
1,500	7.63%, 05/15/2016	1,653
	Time Warner Cable, Inc.
2,000	5.40%, 07/02/2012	2,105
		7,044
	Commercial Banking - 7.1%
	ANZ National Ltd.
2,000	2.38%, 12/21/2012 ■	2,031
	Banco Santander Brasil S.A.
980	4.25%, 01/14/2016 ■	980
	Banco Santander Chili S.A.
1,000	1.31%, 09/22/2011 ■Δ	1,000
	Bank of Nova Scotia
3,000	2.25%, 01/22/2013	3,074
	Barclays Bank plc
1,000	1.32%, 01/13/2014 Δ	1,009
1,000	2.50%, 01/23/2013	1,022
1,500	5.45%, 09/12/2012	1,590
	Commonwealth Bank of Australia
1,500	2.13%, 03/17/2014 ■	1,509
2,000	2.75%, 10/15/2012 ■	2,047
	Credit Suisse New York
1,000	1.24%, 01/14/2014 Δ	1,010
1,800	3.45%, 07/02/2012	1,855
1,000	5.00%, 05/15/2013	1,072
	HSBC Bank plc
1,000	1.08%, 01/17/2014 ■Δ	1,006
2,000	1.63%, 08/12/2013 ■	2,005
	HSBC Bank USA
1,000	4.63%, 04/01/2014	1,070
	Key Bank NA
1,500	5.70%, 08/15/2012	1,582
1,000	5.80%, 07/01/2014	1,099
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,024
	Marshall & Ilsley Corp.
1,500	0.42%, 06/01/2011 Δ	1,497
	National Australia Bank Ltd.
1,000	1.00%, 04/11/2014 ■Δ	1,017
1,000	2.35%, 11/16/2012 ■	1,017
	Nordea Bank Ab
833	1.18%, 01/14/2014 ■Δ	841
1,404	2.50%, 11/13/2012 ■	1,432
	Rabobank Netherlands
2,000	2.65%, 08/17/2012 ■	2,049
	Santander Holdings USA
738	4.63%, 04/19/2016	762
	Santander US Debt S.A.
1,000	2.49%, 01/18/2013 ■	996
	State Street Bank & Trust Co.
800	0.51%, 12/08/2015 Δ	779
	Svenska Handelsbanken Ab
1,000	4.88%, 06/10/2014 ■	1,080
	Union Bank NA
2,000	5.95%, 05/11/2016	2,193
	US Bank NA
500	6.38%, 08/01/2011	507
	Westpac Banking Corp.
1,000	1.04%, 03/31/2014 ■Δ	1,002
1,000	2.10%, 08/02/2013	1,015
		42,172
	Computer and Peripheral Equipment Manufacturing - 0.3%
	Hewlett-Packard Co.
300	2.25%, 05/27/2011	300
385	2.95%, 08/15/2012	396
	Seagate Technology International
1,140	10.00%, 05/01/2014 ■	1,340
		2,036
	Couriers - 0.2%
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,079

	Data Processing Services - 0.2%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,087

	Depository Credit Banking - 5.2%
	Bank of America Corp.
4,000	1.69%, 01/30/2014 Δ	4,068
	Bank of Montreal
2,500	2.13%, 06/28/2013	2,554
	Bank of New York Mellon Corp.
363	4.30%, 05/15/2014	393
	BB&T Corp.
2,000	3.85%, 07/27/2012	2,069
500	5.70%, 04/30/2014	554
	Canadian Imperial Bank of Commerce
2,000	1.45%, 09/13/2013	2,006
	Citigroup, Inc.
2,000	1.16%, 02/15/2013 Δ	2,012
1,000	5.25%, 02/27/2012	1,036
837	6.38%, 08/12/2014	935
	Comerica, Inc.
1,000	3.00%, 09/16/2015	1,005
	Fifth Third Bank
2,000	0.42%, 05/17/2013 Δ	1,971
636	3.63%, 01/25/2016	646
1,000	4.75%, 02/01/2015	1,062

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 45.2% - (continued)
	Depository Credit Banking - 5.2% - (continued)
	HSBC Holdings plc
$950	0.96%, 08/12/2013 ■Δ	$951
1,000	5.25%, 12/12/2012	1,059
	SunTrust Banks, Inc.
2,500	0.60%, 04/01/2015 Δ	2,394
735	5.25%, 11/05/2012	774
	Wells Fargo & Co.
3,000	0.64%, 03/15/2016 Δ	2,885
500	2.13%, 06/15/2012	510
1,000	4.38%, 01/31/2013	1,056
	Wells Fargo Bank NA
1,000	0.52%, 05/16/2016 Δ	954
		30,894
	Electric Generation, Transmission and Distribution - 1.1%
	Columbus Southern Power Co.
2,000	0.71%, 03/16/2012 Δ	2,004
	Pacific Gas & Electric Energy Recovery Funding LLC
2,500	0.87%, 10/11/2011 Δ	2,500
	PSEG Power LLC
714	2.50%, 04/15/2013	727
	Southern Co.
1,000	0.67%, 10/21/2011 Δ	1,002
		6,233
	Electrical Equipment Manufacturing - 0.4%
	General Electric Co.
2,000	5.00%, 02/01/2013	2,135

	General Rental Centers - 0.5%
	ERAC USA Finance Co.
1,175	2.75%, 07/01/2013 ■	1,194
1,388	5.80%, 10/15/2012 ■	1,473
		2,667
	Grain and Oilseed Milling - 0.2%
	General Mills, Inc.
1,202	5.65%, 09/10/2012	1,276

	Grocery Stores - 0.2%
	Kroger Co.
1,035	6.75%, 04/15/2012	1,092

	Health and Personal Care Stores - 0.4%
	Express Scripts, Inc.
2,500	5.25%, 06/15/2012	2,617

	Industrial Machinery, Equipment Rental & Leasing - 0.3%
	COX Communications, Inc.
1,500	7.13%, 10/01/2012	1,623

	Insurance Carriers – 5.3%
	American International Group, Inc.
1,500	3.65%, 01/15/2014	1,537
	ASIF Global Financing XIX
1,500	4.90%, 01/17/2013 ■	1,567
	Berkshire Hathaway Finance Corp.
1,000	0.62%, 01/10/2014 Δ	1,003
1,500	4.00%, 04/15/2012	1,550
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,240
	Jackson National Life Global Funding
2,500	5.38%, 05/08/2013 ■	2,698
	John Hancock Global Funding II
1,000	5.00%, 09/30/2013 ■	1,064
	Lincoln National Corp.
2,000	5.65%, 08/27/2012	2,110
	MassMutual Global Funding
1,500	0.81%, 09/27/2013 ■Δ	1,508
1,000	3.63%, 07/16/2012 ■	1,028
	MetLife Global Funding I
2,000	1.04%, 01/10/2014 ■Δ	2,011
600	2.88%, 09/17/2012 ■	613
1,500	5.13%, 04/10/2013 – 06/10/2014 ■	1,617
	MetLife, Inc.
1,500	1.20%, 04/04/2014 ■Δ	1,504
1,000	1.56%, 08/06/2013 Δ	1,013
	New York Life Global Funding
2,667	2.25%, 12/14/2012 ■	2,727
	Prudential Financial, Inc.
2,000	5.10%, 12/14/2011	2,052
2,000	6.20%, 01/15/2015	2,231
	UnitedHealth Group, Inc.
1,000	5.50%, 11/15/2012	1,070
		31,143
	International Trade Financing (Foreign Banks) - 0.6%
	Corpoacion Andina De Fomento
1,000	5.20%, 05/21/2013	1,068
	Royal Bank of Scotland plc
1,500	3.40%, 08/23/2013	1,543
1,000	3.95%, 09/21/2015	1,019
		3,630
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.5%
	ArcelorMittal
280	3.75%, 03/01/2016	284
1,228	5.38%, 06/01/2013	1,313
1,000	9.00%, 02/15/2015	1,204
		2,801
	Medical Equipment and Supplies Manufacturing - 0.3%
	Carefusion Corp.
500	4.13%, 08/01/2012	516
	Covidien International Finance S.A.
1,500	1.88%, 06/15/2013	1,524
		2,040
	Metal Ore Mining - 1.0%
	Codelco, Inc.
2,000	6.38%, 11/30/2012 ■	2,148
	Inco Ltd.
1,000	7.75%, 05/15/2012	1,067
	Rio Tinto Finance USA Ltd.
2,400	8.95%, 05/01/2014	2,906
		6,121
	Monetary Authorities - Central Bank - 0.4%
	Lloyds Banking Group plc
1,500	4.38%, 01/12/2015 ■	1,551
	Lloyds TSB Bank plc
1,000	2.62%, 01/24/2014 Δ	1,027
		2,578

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 45.2% - (continued)
	Motor Vehicle Manufacturing - 0.3%
	Daimler Finance NA LLC
$500	5.75%, 09/08/2011	$509
	DaimlerChrysler NA Holdings Corp.
1,000	6.50%, 11/15/2013	1,119
		1,628
	Natural Gas Distribution - 0.4%
	Consumers Energy Co.
1,000	5.38%, 04/15/2013	1,079
	Williams Partners L.P.
1,500	7.50%, 06/15/2011	1,511
		2,590
	Navigational, Measuring, and Control Instruments - 0.2%
	Thermo Fisher Scientific, Inc.
1,000	2.15%, 12/28/2012	1,018

	Nondepository Credit Banking - 1.6%
	American Express Co.
1,246	5.55%, 10/17/2012	1,322
	Capital One Bank
2,500	6.50%, 06/13/2013	2,740
	General Electric Capital Corp.
2,500	0.46%, 09/15/2014 Δ	2,456
3,000	0.92%, 04/07/2014 Δ	3,003
		9,521
	Nonmetallic Mineral Mining and Quarrying - 0.4%
	Vale Overseas Ltd.
2,000	6.25%, 01/23/2017	2,262

	Oil and Gas Extraction - 1.2%
	Devon Energy Corp.
1,100	6.88%, 09/30/2011	1,128
	Husky Energy, Inc.
1,400	6.25%, 06/15/2012	1,482
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,115
	Shell International Finance B.V.
1,000	4.00%, 03/21/2014	1,073
500	5.63%, 06/27/2011	504
	Statoilhydro ASA
391	3.88%, 04/15/2014	419
	Total Capital Canada Ltd.
606	0.66%, 01/17/2014 Δ	609
	XTO Energy, Inc.
1,000	7.50%, 04/15/2012	1,064
		7,394
	Other Financial Investment Activities – 2.0%
	Allstate Life Global Funding Trust
1,000	5.38%, 04/30/2013	1,082
	Asciano Finance Ltd.
1,000	3.13%, 09/23/2015 ■	977
	BAE Systems Holdings, Inc.
2,000	6.40%, 12/15/2011 ■	2,071
	Blackrock, Inc.
3,000	2.25%, 12/10/2012	3,066
	TIAA Global Markets, Inc.
2,150	4.95%, 07/15/2013 ■	2,313
	Xstrata Finance Canada
2,000	5.50%, 11/16/2011 ■	2,051
		11,560
	Other General Merchandise Stores - 0.2%
	Wal-Mart Stores, Inc.
1,000	3.20%, 05/15/2014	1,057

	Other Motor Vehicle Dealers - 0.1%
	Harley-Davidson Financial Services, Inc.
810	3.88%, 03/15/2016 ■	816

	Petroleum and Coal Products Manufacturing - 1.1%
	Chevron Corp.
1,000	3.45%, 03/03/2012	1,026
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,100
	Hess Corp.
500	7.00%, 02/15/2014	569
	Motiva Enterprises LLC
496	5.20%, 09/15/2012 ■	519
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,599
1,520	6.88%, 04/15/2012	1,600
		6,413
	Pharmaceutical and Medicine Manufacturing - 0.9%
	AstraZeneca plc
1,750	5.40%, 09/15/2012	1,863
	Eli Lilly & Co.
1,164	3.55%, 03/06/2012	1,195
	Merck & Co., Inc.
705	1.88%, 06/30/2011	707
	Novartis Capital Corp.
1,429	1.90%, 04/24/2013	1,461
		5,226
	Pipeline Transportation of Natural Gas - 0.1%
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	807

	Radio and Television Broadcasting - 0.3%
	NBC Universal, Inc.
2,000	2.10%, 04/01/2014 ■	2,008

	Rail Transportation - 0.2%
	Union Pacific Corp.
1,000	6.13%, 01/15/2012	1,037

	Real Estate Investment Trust (REIT) - 0.1%
	Health Care REIT, Inc.
688	3.63%, 03/15/2016	689

	Residential Building Construction - 0.2%
	CRH America, Inc.
1,340	5.30%, 10/15/2013	1,431

	Resin, Synthetic Rubber, Filaments Manufacturing - 0.2%
	Dow Chemical Co.
1,000	4.85%, 08/15/2012	1,047
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 45.2% - (continued)
	Securities and Commodity Contracts and Brokerage - 3.7%
	Goldman Sachs Group, Inc.
$2,000	1.31%, 02/07/2014 Δ	$2,005
1,279	3.63%, 02/07/2016	1,288
1,000	5.30%, 02/14/2012	1,037
243	6.00%, 05/01/2014	269
	JP Morgan Chase & Co.
3,000	0.64%, 06/13/2016 Δ	2,882
1,000	1.07%, 01/24/2014 Δ	1,004
2,000	3.45%, 03/01/2016	2,023
1,500	4.65%, 06/01/2014	1,619
	Merrill Lynch & Co., Inc.
1,000	6.05%, 05/16/2016	1,076
	Morgan Stanley
1,500	1.87%, 01/24/2014 Δ	1,521
2,500	3.80%, 04/29/2016	2,509
1,000	4.20%, 11/20/2014	1,042
1,000	5.75%, 08/31/2012	1,058
	UBS AG Stamford CT
2,500	2.25%, 01/28/2014	2,531
		21,864
	Software Publishers - 0.2%
	Microsoft Corp.
1,000	0.88%, 09/27/2013	999

	Sovereign Foreign Governments - 0.5%
	Ontario (Province of)
1,000	0.76%, 05/22/2012 Δ	1,004
2,000	1.88%, 11/19/2012	2,040
		3,044
	Sugar and Confectionery Product Manufacturing - 0.3%
	Wrigley Jr., William Co.
1,000	2.45%, 06/28/2012 ■	1,003
1,000	3.05%, 06/28/2013 ■	1,021
		2,024
	Support Activities For Mining - 0.2%
	Transocean, Inc.
1,000	1.50%, 12/15/2037 ۞	976

	Telecommunications - Other - 0.7%
	France Telecom S.A.
665	2.13%, 09/16/2015	659
435	4.38%, 07/08/2014	470
	Telecom Italia Capital
2,000	0.89%, 07/18/2011 Δ	2,001
	Telefonica Emisiones SAU
1,000	0.64%, 02/04/2013 Δ	992
		4,122
	Telecommunications - Wired Carriers - 0.5%
	AT&T, Inc.
1,000	5.88%, 02/01/2012	1,039
	Deutsche Telekom International Finance B.V.
2,000	3.13%, 04/11/2016 ■	2,023
		3,062
	Telecommunications - Wireless Carriers - 0.2%
	Vodafone Group plc
1,000	5.35%, 02/27/2012	1,038

	Tobacco Manufacturing - 0.1%
	Altria Group, Inc.
500	7.75%, 02/06/2014	579

	Wireless Communications Services - 1.3%
	Cellco Part - Verizon Wireless Capital
1,000	3.75%, 05/20/2011	1,002
1,500	5.25%, 02/01/2012	1,552
	Cingular Wireless Services, Inc.
1,000	8.13%, 05/01/2012	1,073
	Telus Corp.
577	8.00%, 06/01/2011	580
	Verizon Communications, Inc.
1,500	0.92%, 03/28/2014 Δ	1,515
	Verizon Global Funding Corp.
1,046	7.38%, 09/01/2012	1,135
	Verizon Virginia, Inc.
1,000	4.63%, 03/15/2013	1,057
		7,914
	Total corporate bonds: investment grade
	(cost $261,300)	$267,383

CORPORATE BONDS: NON-INVESTMENT GRADE - 2.0%
	Agriculture, Construction, Mining and Machinery - 0.2%
	Case New Holland, Inc.
$1,240	7.75%, 09/01/2013	$1,350

	Beverage Manufacturing - 0.3%
	Constellation Brands, Inc.
1,210	8.38%, 12/15/2014	1,376

	Communications Equipment Manufacturing - 0.2%
	Nextel Communications, Inc.
1,330	7.38%, 08/01/2015	1,340

	Fruit and Vegetable Preserving and Specialty Food - 0.3%
	Smithfield Foods, Inc.
1,140	10.00%, 07/15/2014	1,351

	Nondepository Credit Banking - 0.4%
	Ally Financial, Inc.
1,230	7.50%, 12/31/2013	1,338
	Ford Motor Credit Co.
880	12.00%, 05/15/2015	1,123
		2,461
	Other Financial Investment Activities - 0.2%
	LBI Escrow Corp.
1,185	8.00%, 11/01/2017 ■	1,321

	Telecommunications - Wired Carriers - 0.2%
	Videotron Ltee
1,195	9.13%, 04/15/2018	1,339

	Traveler Accommodation - 0.2%
	MGM Mirage, Inc.
1,145	11.13%, 11/15/2017	1,331

	Total corporate bonds: non-investment grade
	(cost $11,798)	$11,869

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 22.8%
	Activities Related To Real Estate - 0.4%
	LNR Properties Corp.
$2,355	3.50%, 04/01/2016 ◊☼	$2,367

	Aerospace Product and Parts Manufacturing - 0.1%
	Transdigm, Inc.
334	4.00%, 02/03/2017 ±	337

	Alumina and Aluminum Production and Processing - 0.6%
	Novelis, Inc.
3,362	4.00%, 12/17/2016 ±	3,392

	Amusement Parks and Arcades - 0.7%
	Busch Entertainment Corp.
1,975	2.96%, 02/15/2016 ±	1,967
1,891	4.00%, 08/15/2017 ±	1,905
		3,872
	Basic Chemical Manufacturing - 0.9%
	Columbian Chemical Co., Term Loan A
1,865	3.56%, 05/05/2016 ±☼	1,856
	Huntsman International LLC, Term Loan B
2,000	1.74%, 04/19/2014 ±	1,971
	Huntsman International LLC, Term Loan C
1,806	2.51%, 06/30/2016 ±	1,790
		5,617
	Business Support Services - 0.2%
	InVentiv Health, Inc.
333	0.50%, 08/04/2016 ◊☼	335
166	4.75%, 08/04/2016 ±	167
	TransUnion LLC
770	4.75%, 02/10/2018 ±	776
		1,278
	Cable and Other Program Distribution - 1.8%
	Charter Communications Operating LLC, Term C Loan Extended
3,972	3.56%, 09/06/2016 ±	3,981
	Mediacom Broadband LLC, Tranche F Term Loan
2,089	4.50%, 10/23/2017 ±	2,090
	TWCC Holding Corp.
2,594	4.25%, 02/11/2017 ±	2,618
	UPC Financing Partnership
2,000	1.99%, 12/31/2014 ±	1,998
		10,687
	Dairy Product Manufacturing - 0.3%
	Dean Foods Co.
2,000	3.01%, 04/02/2014 ±☼	1,970

	Data Processing Services - 1.8%
	Emdeon Business Services LLC, First Lien Term Loan
2,000	2.22%, 11/16/2013 ±☼	1,995
	Fidelity National Information Services, Inc.
522	5.25%, 07/18/2016 ±	526
	Fidelity National Information Solutions, Inc.
3,857	1.00%, 01/28/2012 ±☼	3,845
	Fifth Third Processing Solutions LLC, First Lien Term Loan
2,993	5.50%, 11/01/2016 ±	3,014
	NDS Group plc
1,500	4.00%, 03/12/2018 ±	1,501
		10,881
	Department Stores - 1.0%
	Dollar General Corp.
3,000	2.99%, 07/06/2014 ±	3,001
	Neiman Marcus Group, Term Loan
3,000	2.31%, 04/06/2013 ±	2,991
		5,992
	Electric Generation, Transmission and Distribution - 1.1%
	Equipower Resources Holdings LLC
700	5.75%, 01/26/2018 ±	704
	NRG Energy, Inc.
2,000	3.56%, 08/31/2015 ±	2,014
	NRG Energy, Inc., Credit Linked Deposit
791	2.06%, 02/01/2013 ±	789
	NRG Energy, Inc., Term Loan
865	2.06%, 02/01/2013 ±	863
	TPF Generation Holdings LLC, Letter of Credit
554	3.31%, 12/15/2013 ±	550
	TPF Generation Holdings LLC, Revolver
174	3.31%, 12/15/2011 ±	173
	TPF Generation Holdings LLC, Term Loan
1,196	2.31%, 12/15/2013 ±	1,186
		6,279
	Facilities Support Services - 0.6%
	Affinion Group, Inc., Term Loan B Add-On
520	5.00%, 10/09/2016 ±	520
	Affinion Group, Inc., Tranche B Term Loan
3,226	5.00%, 10/09/2016 ±	3,228
		3,748
	Freight Trucking - General - 0.5%
	Swift Transportation Co., Inc.
3,000	6.00%, 12/21/2016 ±	3,031

	Full-Service Restaurants - 0.5%
	ARAMARK Corp.
185	3.49%, 07/26/2016 ±	185
2,815	3.56%, 07/26/2016 ±	2,817
		3,002
	Gambling Industries - 0.2%
	Ameristar Casinos, Inc.
1,020	4.00%, 04/15/2018 ±☼	1,029

	General Medical and Surgical Hospitals - 1.8%
	Community Health Systems, Inc., Extended Term Loan
3,980	3.81%, 01/25/2017 ±	3,909
	HCA, Inc., Tranche B-1 Term Loan
294	2.56%, 11/17/2013 ±	294
	HCA, Inc., Tranche B-2 Term Loan
3,606	3.56%, 03/31/2017 ±	3,610

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 22.8% - (continued)
	General Medical and Surgical Hospitals - 1.8% - (continued)
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
$719	2.11%, 03/17/2014 ±	$717
	IASIS Healthcare Capital Corp., LC Facility Deposits
197	2.21%, 03/17/2014 ±	197
	IASIS Healthcare Capital Corp., Term Loan B
2,077	2.21%, 03/17/2014 ±	2,071
		10,798
	Grocery and Related Products - 0.4%
	Reynolds Consumer Products, Inc.
2,195	4.25%, 02/09/2018 ±	2,205

	Management, Scientific and Technical Consulting Service - 0.1%
	Booz Allen & Hamilton, Inc.
300	4.00%, 08/03/2017 ±	303

	Medical and Diagnostic Laboratories - 0.1%
	DaVita, Inc.
599	4.50%, 10/20/2016 ±	603

	Medical Equipment and Supplies Manufacturing - 1.1%
	Bausch & Lomb, Inc., Delayed Draw Term Loan
171	3.46%, 04/24/2015 ±	171
	Bausch & Lomb, Inc., Parent Term Loan
705	3.54%, 04/24/2015 ±	704
	Biomet, Inc.
2,487	3.28%, 03/25/2015 ±	2,482
	DJO Finance LLC
1,979	3.21%, 04/07/2013 ±	1,968
	MedAssets, Inc.
1,437	5.25%, 11/16/2016 ±	1,448
		6,773
	Miscellaneous Manufacturing - 0.5%
	Yankee Candle Co.
3,000	2.22%, 02/06/2014 ±	2,988

	Motor Vehicle Manufacturing - 0.7%
	Ford Motor Co.
4,139	2.97%, 12/15/2013 ±	4,142

	Motor Vehicle Parts Manufacturing - 0.2%
	Pinafore LLC
886	4.25%, 09/21/2016 ±	893

	Newspaper, Periodical, Book and Database Publisher - 0.3%
	Cenveo, Inc.
1,671	6.25%, 12/21/2016 ±	1,687

	Other Amusement and Recreation Industries - 0.5%
	Clubcorp Club Operations, Inc.
2,993	6.00%, 11/30/2016 ±	3,014

	Other Investment Pools and Funds - 0.2%
	MSCI, Inc.
1,112	3.75%, 06/01/2016 ±	1,124

	Other Miscellaneous Store Retailers - 0.2%
	Pilot Travel Centers LLC
1,200	4.25%, 03/30/2018 ±	1,208

	Outpatient Care Centers - 0.4%
	Select Medical Corp.
2,281	2.32%, 02/24/2012 ±	2,268

	Pharmaceutical and Medicine Manufacturing - 1.2%
	Alere, Inc., First Lien Term Loan
2,992	2.23%, 06/27/2014 ±	2,952
	NBTY, Inc.
2,863	4.25%, 10/01/2017 ±	2,883
	Warner Chilcott Corp.
370	3.75%, 03/14/2016 ±	371
	Warner Chilcott Corp., Term Loan B-1
311	4.25%, 03/14/2018 ±	313
	Warner Chilcott Corp., Term Loan B-2
155	4.25%, 03/14/2018 ±	156
	Warner Chilcott Corp., Term Loan B-3
214	4.25%, 03/14/2018 ±	215
		6,890
	Professional Services - Computer System Design and Related - 0.9%
	Moneygram International, Inc.
1,500	3.25%, 10/15/2017 ◊☼	1,511
	SunGard Data Systems, Inc., Extended Term Loan
1,956	3.93%, 02/28/2016 ±	1,967
	SunGard Data Systems, Inc., U.S. Term Loan
2,000	1.98%, 02/28/2014 ±	1,966
		5,444
	Scheduled Air Transportation - 1.0%
	Delta Air Lines, Inc.
1,091	4.25%, 03/07/2016 ±	1,074
2,069	5.50%, 04/14/2017 ±	2,042
	United Air Lines, Inc.
2,956	2.31%, 02/01/2014 ±	2,872
		5,988
	Scientific Research and Development Services - 0.4%
	Grifols S.A.
535	4.25%, 10/15/2016 ◊☼	539
	IMS Health, Inc.
2,000	4.50%, 08/26/2017 ±☼	2,012
		2,551
	Spectator Sports - 0.5%
	Penn National Gaming, Inc.
3,000	2.00%, 10/03/2012 ±☼	2,995

	Support Activities For Mining - 0.2%
	Walter Energy, Inc.
1,250	4.00%, 02/28/2018 ±	1,259

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 22.8% - (continued)
	Telecommunications - Other - 0.4%
	CommScope, Inc.
$590	5.00%, 01/14/2018 ±		$594
	West Corp., Term Loan B-2
2,000	2.73%, 10/24/2013 ±		1,992
			2,586
	Telecommunications - Wireless Carriers - 0.5%
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
2,984	4.07%, 11/03/2016 ±		2,991

	Traveler Accommodation - 0.5%
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
502	3.00%, 11/23/2016 ±☼		493
	Las Vegas Sands LLC, Extended Term Loan
2,498	3.00%, 11/23/2016 ±☼		2,456
			2,949
	Total senior floating rate interests: non- investment grade
	(cost $134,854)		$135,141

U.S. GOVERNMENT AGENCIES - 0.3%
	Federal National Mortgage Association - 0.1%
$328	5.50%, 05/25/2014		$332

	Government National Mortgage Association - 0.2%
1,059	6.50%, 05/16/2031		1,187

	Total U.S. government agencies
	(cost $1,426)		$1,519

U.S. GOVERNMENT SECURITIES - 4.6%
	U.S. Treasury Securities - 4.6%
	U.S. Treasury Notes - 4.6%
$15,051	0.75%, 05/31/2012 ‡		$15,125
2,007	0.88%, 02/29/2012 ‡		2,018
10,000	1.00%, 04/30/2012 ‡		10,073
			27,216
	Total U.S. government securities
	(cost $27,050)		$27,216

	Total long-term investments
	(cost $568,990)		$577,085

SHORT-TERM INVESTMENTS - 4.9%
	Certificates of Deposit - 0.5%
	Finance and Insurance - 0.5%
	Barclays Bank plc New York
$1,000	0.55%, 6/13/2011Δ		$1,000
	Deutsche Bank AG New York
2,000	0.95%, 1/18/2013Δ		2,017
			3,017
	Investment Pools and Funds - 0.0%
31	JP Morgan U.S. Government Money Market Fund		31

	Repurchase Agreements - 4.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $5,060,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $5,162)
$5,060	0.02%, 4/29/2011		$5,060
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $9,871,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $10,068)
9,871	0.02%, 4/29/2011		9,871
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $6,101,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $6,223)
6,101	0.03%, 4/29/2011		6,101
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $4,879, collateralized by U.S.
	Treasury Note 2.63%, 2020, value of
	$4,976)
4,879	0.03%, 4/29/2011		4,879
			25,911
	Total short-term investments
	(cost $28,942)		$28,959

	Total investments
	(cost $597,932) ▲	102.4%	$606,044
	Other assets and liabilities	(2.4)%	(14,031)
	Total net assets	100.0%	$592,013

The accompanying notes are an integral part of these financial statements.

14

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.3% of total net assets at April 30, 2011.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $597,932 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,436
Unrealized Depreciation	(3,324)
Net Unrealized Appreciation	$8,112

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $101,855, which represents 17.21% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $18,077.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2005	$33,615	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	$150
12/2004	$13,803	Bear Stearns Commercial Mortgage Securities, Inc., 15.00%, 11/11/2041	136
08/2004	$8,170	CS First Boston Mortgage Securities Corp., 4.17%, 07/15/2036 - 144A	16
03/2006	$1,082	JP Morgan Chase Commercial Mortgage Securities Corp., 0.97%, 02/15/2020 - 144A	1,081
09/2004	$9,141	Merrill Lynch Mortgage Trust, 3.81%, 08/12/2039 - 144A	30
11/2004	$12,060	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	85
03/2005	$15,751	Merrill Lynch Mortgage Trust, 15.00%, 09/12/2042	48
04/2007	$13	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	13
03/2007	$108	Renaissance Home Equity Loan Trust, 0.00%, 04/25/2037 - 144A	108
11/2006	$15,171	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	458

The aggregate value of these securities at April 30, 2011, was $2,022, which represents 0.34% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$133,957	$–	$112,111	$21,846
Corporate Bonds: Investment Grade	267,383	–	266,381	1,002
Corporate Bonds: Non-Investment Grade	11,869	–	11,869	–
Senior Floating Rate Interests: Non-Investment Grade	135,141	–	135,141	–
U.S. Government Agencies	1,519	–	1,519	–
U.S. Government Securities	27,216	–	27,216	–
Short-Term Investments	28,959	31	28,928	–
Total	$606,044	$31	$583,165	$22,848

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as	Realized	Unrealized					Transfers	Transfers	Balance as
	of October	Gain	Appreciation		Net			Into	Out of	of April
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$12,294	$717	$2,072	†	$(238)	$11,390	$(2,947)	$—	$(1,442)	$21,846
Corporate Bonds	4,000	—	2	‡	—	1,000	—	—	(4,000)	1,002
Total	$16,294	$717	$2,074		$(238)	$12,390	$(2,947)	$—	$(5,442)	$22,848

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $1,995.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $2.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $597,932)	$606,044
Cash	108
Receivables:
Investment securities sold	1,664
Fund shares sold	4,824
Dividends and interest	3,838
Other assets	169
Total assets	616,647
Liabilities:
Payables:
Investment securities purchased	23,379
Fund shares redeemed	1,011
Investment management fees	35
Dividends	111
Distribution fees	23
Accrued expenses	39
Other liabilities	36
Total liabilities	24,634
Net assets	$592,013
Summary of Net Assets:
Capital stock and paid-in-capital	$588,264
Accumulated undistributed net investment income	74
Accumulated net realized loss on investments	(4,437)
Unrealized appreciation of investments	8,112
Net assets	$592,013

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.91/$10.11
Shares outstanding	20,368
Net assets	$201,890
Class B: Net asset value per share	$9.91
Shares outstanding	979
Net assets	$9,701
Class C: Net asset value per share	$9.91
Shares outstanding	10,746
Net assets	$106,526
Class I: Net asset value per share	$9.93
Shares outstanding	6,508
Net assets	$64,632
Class Y: Net asset value per share	$9.89
Shares outstanding	21,155
Net assets	$209,264

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	8,059
Total investment income	8,059

Expenses:
Investment management fees	1,173
Transfer agent fees	174
Distribution fees
Class A	251
Class B	50
Class C	519
Custodian fees	2
Accounting services fees	47
Registration and filing fees	54
Board of Directors' fees	4
Audit fees	6
Other expenses	32
Total expenses (before waivers)	2,312
Expense waivers	(41)
Total waivers	(41)
Total expenses, net	2,271
Net Investment Income	5,788
Net Realized Gain on Investments:
Net realized gain on investments in securities	1,032
Net Realized Gain on Investments	1,032
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,300
Net Changes in Unrealized Appreciation of Investments	1,300
Net Gain on Investments	2,332
Net Increase in Net Assets Resulting from Operations	$8,120

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$5,788	$9,174
Net realized gain (loss) on investments	1,032	(310)
Net unrealized appreciation of investments	1,300	9,957
Net Increase In Net Assets Resulting From Operations	8,120	18,821
Distributions to Shareholders:
From net investment income
Class A	(2,235)	(4,463)
Class B	(100)	(184)
Class C	(777)	(1,489)
Class I	(442)	(130)
Class Y	(2,267)	(2,966)
Total distributions	(5,821)	(9,232)
Capital Share Transactions:
Class A	(7,160)	78,335
Class B	(1,134)	1,217
Class C	1,063	50,063
Class I	37,673	26,622
Class Y	68,941	42,918
Net increase from capital share transactions	99,383	199,155
Proceeds from regulatory settlements	—	3
Net Increase In Net Assets	101,682	208,747
Net Assets:
Beginning of period	490,331	281,584
End of period	$592,013	$490,331
Accumulated undistributed (distribution in excess of) net investment income (loss)	$74	$107

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

20

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts

22

(“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income,

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The

24

market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$9,223	$7,449

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$185
Accumulated Capital Losses *	(5,469)
Unrealized Appreciation †	6,812
Total Accumulated Earnings	$1,528

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$34
Accumulated Net Realized Gain (Loss) on Investments	(34)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$221
2012	295
2013	977
2014	731
2015	162
2016	751
2017	1,988
2018	344
Total	$5,469

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

26

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
0.85%	1.60%	1.60%	0.60%	0.55%

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $389 and contingent deferred sales charges of $85 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

Effective January 1, 2011, 0.75% of the Distribution and Service (12b-1) fees for Class B shares is being waived.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $20. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$306,434
Sales Proceeds Excluding U.S. Government Obligations	197,410

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,070	207	(10,008)	—	(731)	21,099	403	(13,453)	—	8,049
Amount	$89,504	$2,041	$(98,705)	$—	$(7,160)	$205,995	$3,934	$(131,594)	$—	$78,335
Class B
Shares	102	9	(226)	—	(115)	514	16	(405)	—	125
Amount	$1,010	$87	$(2,231)	$—	$(1,134)	$5,009	$159	$(3,951)	$—	$1,217
Class C
Shares	3,174	65	(3,133)	—	106	8,520	119	(3,498)	—	5,141
Amount	$31,328	$642	$(30,907)	$—	$1,063	$83,098	$1,161	$(34,196)	$—	$50,063
Class I
Shares	6,186	27	(2,411)	—	3,802	3,162	6	(462)	—	2,706
Amount	$61,251	$271	$(23,849)	$—	$37,673	$31,110	$66	$(4,554)	$—	$26,622
Class Y
Shares	7,141	231	(363)	—	7,009	6,615	303	(2,539)	—	4,379
Amount	$70,234	$2,280	$(3,573)	$—	$68,941	$64,672	$2,957	$(24,711)	$—	$42,918
Total
Shares	25,673	539	(16,141)	—	10,071	39,910	847	(20,357)	—	20,400
Amount	$253,327	$5,321	$(159,265)	$—	$99,383	$389,884	$8,277	$(199,006)	$—	$199,155
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	25	$246
For the Year Ended October 31, 2010	86	$840

9.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $3, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

28

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

29

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (D)
A	$9.87	$0.11	$–	$0.04	$0.15	$(0.11)	$–	$–	$(0.11)	$0.04	$9.91
B	9.87	0.10	–	0.04	0.14	(0.10)	–	–	(0.10)	0.04	9.91
C	9.87	0.07	–	0.04	0.11	(0.07)	–	–	(0.07)	0.04	9.91
I	9.89	0.12	–	0.05	0.17	(0.13)	–	–	(0.13)	0.04	9.93
Y	9.85	0.13	–	0.04	0.17	(0.13)	–	–	(0.13)	0.04	9.89

For the Year Ended October 31, 2010
A	9.62	0.25	–	0.26	0.51	(0.26)	–	–	(0.26)	0.25	9.87
B	9.62	0.18	–	0.25	0.43	(0.18)	–	–	(0.18)	0.25	9.87
C	9.62	0.18	–	0.26	0.44	(0.19)	–	–	(0.19)	0.25	9.87
I(G)	9.74	0.18	–	0.15	0.33	(0.18)	–	–	(0.18)	0.15	9.89
Y	9.60	0.29	–	0.25	0.54	(0.29)	–	–	(0.29)	0.25	9.85

For the Year Ended October 31, 2009
A	9.21	0.33	–	0.41	0.74	(0.33)	–	–	(0.33)	0.41	9.62
B	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
C	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
Y	9.19	0.36	–	0.41	0.77	(0.36)	–	–	(0.36)	0.41	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	–	(0.62)	(0.25)	(0.36)	–	–	(0.36)	(0.61)	9.21
B	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
C	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
Y	9.81	0.40	–	(0.63)	(0.23)	(0.39)	–	–	(0.39)	(0.62)	9.19

For the Year Ended October 31, 2007
A	9.89	0.44	–	(0.07)	0.37	(0.44)	–	–	(0.44)	(0.07)	9.82
B	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
C	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
Y	9.88	0.47	–	(0.08)	0.39	(0.46)	–	–	(0.46)	(0.07)	9.81

For the Year Ended October 31, 2006
A	9.85	0.35	–	0.04	0.39	(0.35)	–	–	(0.35)	0.04	9.89
B	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90
C	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90
Y	9.84	0.37	–	0.04	0.41	(0.37)	–	–	(0.37)	0.04	9.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 26, 2010.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

1.53	%(E)	$201,890	0.86	%(F)	0.85	%(F)	0.85	%(F)	2.22	%(F)	40%
1.40	(E)	9,701	1.69	(F)	1.11	(F)	1.11	(F)	1.95	(F)	–
1.16	(E)	106,526	1.59	(F)	1.59	(F)	1.59	(F)	1.48	(F)	–
1.69	(E)	64,632	0.54	(F)	0.54	(F)	0.54	(F)	2.54	(F)	–
1.71	(E)	209,264	0.50	(F)	0.50	(F)	0.50	(F)	2.58	(F)	–

5.33		208,313	0.87		0.87		0.87		2.55		67
4.51		10,799	1.73		1.65		1.65		1.80		–
4.56		105,060	1.60		1.60		1.60		1.79		–
3.42	(E)	26,765	0.58	(F)	0.58	(F)	0.58	(F)	2.49	(F)	–
5.71		139,394	0.52		0.52		0.52		2.90		–

8.23		125,549	0.91		0.90		0.90		3.50		56
7.42		9,322	1.80		1.65		1.65		2.78		–
7.42		52,909	1.65		1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		0.90		3.78		73
(3.33)		5,846	1.84		1.65		1.65		3.06		–
(3.33)		26,738	1.69		1.65		1.65		3.03		–
(2.40)		107,669	0.58		0.58		0.58		4.11		–

3.80		34,606	1.04		0.90		0.90		4.49		68
2.91		6,349	1.90		1.65		1.65		3.73		–
2.91		22,322	1.77		1.65		1.65		3.74		–
4.08		142,224	0.64		0.64		0.64		4.75		–

4.02		26,726	1.10		0.90		0.90		3.53		119
3.33		6,760	1.92		1.65		1.65		2.77		–
3.33		14,382	1.83		1.65		1.65		2.76		–
4.28		102,198	0.68		0.65		0.65		3.78		–

31

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

32

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,015.29	$4.25	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$1,014.03	$5.55	$1,000.00	$1,019.28	$5.57	1.11	181	365
Class C	$1,000.00	$1,011.57	$7.93	$1,000.00	$1,016.91	$7.95	1.59	181	365
Class I	$1,000.00	$1,016.85	$2.72	$1,000.00	$1,022.10	$2.73	0.54	181	365
Class Y	$1,000.00	$1,017.06	$2.52	$1,000.00	$1,022.30	$2.53	0.50	181	365

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SD11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Small Company Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Small Company A#	29.12%	30.54%	3.80%	6.73%
Small Company A##		23.36%	2.64%	6.13%
Small Company B#	28.65%	29.58%	3.12%	NA*
Small Company B##		24.58%	2.79%	NA*
Small Company C#	28.62%	29.54%	3.03%	5.96%
Small Company C##		28.54%	3.03%	5.96%
Small Company I#	29.36%	30.91%	4.07%	6.87%
Small Company R3#	29.05%	30.32%	3.65%	6.90%
Small Company R4#	29.20%	30.74%	3.95%	7.06%
Small Company R5#	29.37%	31.03%	4.19%	7.18%
Small Company Y#	29.41%	31.20%	4.31%	7.24%
Russell 2000 Growth Index	27.07%	30.29%	5.14%	5.59%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Hartford Investment Management Company became an additional sub-adviser effective June 2006. Performance information prior to that date represents performance of only Wellington Management Company, LLP. As of 7/21/10, Hartford Investment Management Company no longer serves as sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Mario E. Abularach, CFA, CMT	Mammen Chally, CFA
Vice President, Equity Research Analyst	Vice President

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 29.12%, before sales charge, for the six-month period ended April 30, 2011, outperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 27.07% for the same period. The Fund also outperformed the 27.26% return of the average fund in the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets ended the period higher as generally strong economic data and robust earnings reports were enough to offset concerns over the aftermath of the Japanese earthquake and tsunami. Economic releases indicated continued momentum in the U.S. recovery: the labor market exhibited modest improvement while manufacturing and services also gained strength. However, the housing market continued to struggle.

Small cap stocks (+23.7%) outperformed both large cap stocks (+16.4%) and mid cap stocks (+23%) during the period, as measured by the Russell 2000, S&P 500, and S&P MidCap 400 indices respectively. Growth (+27.1%) stocks out-paced Value (+20.3%) during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Energy (+52%), Materials (+30%), and Information Technology (+30%) sectors performed best, while Utilities (+11%) and Telecommunication Services (+15%) lagged on a relative basis.

Strong stock selection drove outperformance versus the benchmark, primarily in the Consumer Discretionary, Information Technology, and Consumer Staples sectors. Sector allocation, which is the residual result of bottom-up stock selection, detracted from relative returns, primarily due to an underweight (i.e. the Fund’s sector position was greater than the benchmark position) to Materials and an overweight to Utilities. A modest cash position in a rising equity environment also detracted from relative(i.e. performance of the Fund as measured against the benchmark or benchmark relative return) returns.

Top contributors to relative performance during the period included Green Mountain Coffee (Consumer Staples), Tempur-Pedic International (Consumer Discretionary), and Regeneron (Health Care). Shares of Green Mountain Coffee, a specialty coffee and brewing systems company, soared after the company announced that it had formed strategic relationships with Starbucks, Dunkin Donuts, and Tazo tea related to its K-Cup portion pack and Keurig brewer system. International mattress and pillow manufacturer Tempur-Pedic issued fiscal year guidance above expectations and reported strong profits in both the North American and International segments, driving its share price higher. Shares of Regeneron Pharmaceuticals rose sharply after the company reported positive Phase III results with ZALTRAP, a colorectal cancer drug developed in conjunction with Sanofi-Aventis. Polycom (Information Technology) was also among the top contributors to absolute (i.e. total return) performance.

Stocks that detracted the most from relative returns during the period were Corrections Corp (Industrials), Aecom Technology (Industrials), and Intermune (Health Care). Shares of Corrections, a leading private provider of detention and correction facilities, fell during the quarter, pressured by continuing uncertainty regarding the effect of U.S. state budget reforms on the company. Global engineering and design firm Aecom Technology’s shares stagnated during the period as investors weighed the impact of potentially lower government spending on the company’s future profits. Shares of Intermune, a biotechnology company focused on fibrotic and hepatic diseases, spiked in December after European regulators issued a favorable opinion recommending authorization of marketing for Esbriet to treat a type of lung disease. Not owning the benchmark component stock detracted from relative performance. Significant detractors from absolute returns also included Sanmina SCI (Information Technology), Thoratec (Health Care) and Meritor (Industrials).

What is the outlook?

We remain constructive on the economic recovery as we continue to see an accelerating rate of job growth, a surge in corporate profits, and strong export growth. Macro economic issues including inflation and government debt levels continue to be in the headlines, yet we believe the current environment is one where “stock pickers” have the opportunity to perform well as the market has been rewarding

3

companies that are executing and penalizing those that are not.

Bottom-up, stock-by-stock investment decisions led to overweights in Consumer Discretionary, Energy, and Industrials relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period most underweight Materials, Health Care, and Telecommunication Services.

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	0.9
Capital Goods (Industrials)	9.3
Commercial & Professional Services (Industrials)	2.5
Consumer Durables & Apparel (Consumer Discretionary)	5.6
Consumer Services (Consumer Discretionary)	3.7
Diversified Financials (Financials)	2.4
Energy (Energy)	6.4
Food & Staples Retailing (Consumer Staples)	0.4
Food, Beverage & Tobacco (Consumer Staples)	2.1
Health Care Equipment & Services (Health Care)	8.9
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	0.3
Materials (Materials)	2.9
Media (Consumer Discretionary)	0.6
Other Investment Pools and Funds (Financials)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.9
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	6.4
Semiconductors & Semiconductor Equipment (Information Technology)	4.7
Software & Services (Information Technology)	15.8
Technology Hardware & Equipment (Information Technology)	6.7
Telecommunication Services (Services)	0.2
Transportation (Industrials)	4.3
Utilities (Utilities)	0.4
Short-Term Investments	2.4
Other Assets and Liabilities	0.6
Total	100.0%

4

The Hartford Small Company Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9%
	Automobiles & Components - 1.5%
83	Amerigon, Inc. ●	$1,420
78	Autometal S.A.	880
78	Dana Holding Corp. ●	1,408
56	Tenneco Automotive, Inc. ●	2,607
39	Tesla Motors, Inc. ●	1,088
205	Thor Industries, Inc.	6,363
		13,766
	Banks - 0.9%
125	Boston Private Financial Holdings, Inc.	874
32	Columbia Banking Systems, Inc.	594
15	First Midwest Bancorp, Inc.	193
112	Flushing Financial Corp.	1,652
35	Hudson Valley Holding Corp.	783
59	MGIC Investment Corp. ●	508
68	Northwest Bancshares, Inc.	850
22	Signature Bank ●	1,280
22	Southside Bancshares, Inc.	475
20	Wintrust Financial Corp.	677
		7,886
	Capital Goods - 9.3%
40	A.O. Smith Corp.	1,756
18	Aaon, Inc.	576
26	Acuity Brands, Inc.	1,500
244	Aecom Technology Corp. ●	6,657
13	AGCO Corp. ●	726
92	Altra Holdings, Inc. ●	2,341
63	Applied Industrial Technologies, Inc.	2,227
26	AZZ, Inc.	1,149
19	Carlisle Cos., Inc.	924
58	Ceradyne, Inc. ●	2,723
50	Chart Industries, Inc. ●	2,423
254	Commercial Vehicles Group, Inc. ●	4,391
18	Crane Co.	876
155	DigitalGlobe, Inc. ●	4,484
42	Dycom Industries, Inc. ●	617
27	EMCOR Group, Inc. ●	822
29	Esterline Technologies Corp. ●	2,053
92	Foster Wheeler AG ●	3,261
30	Franklin Electric Co., Inc.	1,340
99	GrafTech International Ltd. ●	2,291
23	Harsco Corp.	815
64	Kratos Defense & Security ●	879
23	Lennox International, Inc.	1,103
11	Lindsay Corp.	810
439	Meritor, Inc. ●	7,564
31	Michael Baker Corp. ●	756
45	Moog, Inc. Class A ●	1,977
55	Nordson Corp.	3,150
289	RSC Holdings, Inc. ●	3,810
37	SauerDanfoss, Inc. ●	2,190
22	Sun Hydraulics Corp.	1,013
25	TAL International Group, Inc.	890
32	Teledyne Technologies, Inc. ●	1,612
26	Textainer Group Holdings Ltd.	929
21	TransDigm Group, Inc. ●	1,758
61	Trex Co., Inc. ●	1,954
74	Trimas Corp. ●	1,708
269	United Rentals, Inc. ●	7,926
77	Wabash National Corp. ●	853
19	Woodward, Inc.	695
		85,529
	Commercial & Professional Services - 2.5%
7	Advisory Board Co. ●	313
151	APAC TeleServices, Inc. ●	864
10	Consolidated Graphics, Inc. ●	573
179	Corrections Corp. of America ●	4,454
39	Deluxe Corp.	1,065
191	Geo Group, Inc. ●	5,091
43	Knoll, Inc.	841
329	Sykes Enterprises, Inc. ●	6,595
38	Towers Watson & Co.	2,158
46	TrueBlue, Inc. ●	641
11	United Stationers, Inc.	815
		23,410
	Consumer Durables & Apparel - 5.5%
282	Brunswick Corp.	6,594
84	Carter's, Inc. ●	2,588
81	Columbia Sportswear Co.	5,518
215	Eastman Kodak Co. ●	599
330	Hanesbrands, Inc. ●	10,721
50	Iconix Brand Group, Inc. ●	1,220
45	Maidenform Brands, Inc. ●	1,412
33	Polaris Industries, Inc.	3,506
203	Quiksilver, Inc. ●	884
47	Skechers USA, Inc. Class A ●	895
56	Steven Madden Ltd. ●	2,977
136	Tempur-Pedic International, Inc. ●	8,557
71	Under Armour, Inc. Class A ●	4,833
15	Warnaco Group, Inc. ●	949
		51,253
	Consumer Services - 3.7%
22	Bally Technologies, Inc. ●	854
243	Cheesecake Factory, Inc. ●	7,150
629	Domino's Pizza UK & IRL plc	4,865
4	Domino's Pizza, Inc. ●	82
374	Estacio Participacoes S.A.	5,465
64	Grand Canyon Education, Inc. ●	919
62	K12, Inc. ●	2,445
50	Lincoln Educational Services Corp.	840
42	P.F. Chang's China Bistro, Inc.	1,694
44	Regis Corp.	748
19	Steiner Leisure Ltd. ●	908
80	Summit Hotel Properties, Inc. ●	906
55	Texas Roadhouse, Inc.	897
67	Weight Watchers International, Inc.	5,200
62	Whistler Blackcomb Holdings, Inc.	777
		33,750
	Diversified Financials - 2.4%
97	BGC Partners, Inc.	937
58	Compass Diversified Holdings	970
202	Cowen Group, Inc. Class A ●	840
125	Dollar Financial Corp. ●	2,866
112	Evercore Partners, Inc.	3,916
64	Fifth Street Finance Corp.	851
152	Gain Capital Holdings, Inc. ●	974
56	Green Dot Corp. ●	2,424
248	Justice Holdings Ltd. ●	4,105
64	Knight Capital Group, Inc. ●	875

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	Diversified Financials - 2.4% - (continued)
34	LPL Investment Holdings, Inc. ●	$1,255
61	Netspend Holdings, Inc. ●	713
114	Uranium Participation Corp. ●	791
13	World Acceptance Corp. ●	910
		22,427
	Energy - 6.4%
25	Approach Resources, Inc. ●	724
15	Berry Petroleum Co.	808
148	BPZ Resources, Inc. ●	706
78	C&J Energy Services, Inc. ⌂●†	1,209
103	Cabot Oil & Gas Corp.	5,810
53	Complete Production Services, Inc. ●	1,782
69	CVR Energy, Inc. ●	1,540
30	Dril-Quip, Inc. ●	2,284
340	Global Industries ●	3,348
124	Gulfmark Offshore, Inc. ●	5,258
86	Hornbeck Offshore Services, Inc. ●	2,524
256	James River Coal Co. ●	5,960
102	Karoon Gas Australia Ltd. ●	741
311	Kodiak Oil & Gas Corp. ●	2,183
1,506	Oilsands Quest, Inc. ●	674
52	Petroleum Development Corp. ●	2,083
237	Rosetta Resources, Inc. ●	10,901
21	SM Energy Co.	1,560
20	Swift Energy Co. ●	772
109	Tidewater, Inc.	6,483
134	Vaalco Energy, Inc. ●	935
423	Vantage Drilling Co. ●	752
		59,037
	Food & Staples Retailing - 0.4%
82	Fresh Market, Inc. ●	3,413

	Food, Beverage & Tobacco - 2.1%
49	Cosan S.A. Industria E Comercio	742
165	Darling International, Inc. ●	2,667
105	GrainCorp Ltd.	899
208	Green Mountain Coffee Roasters, Inc. ●	13,921
69	Viterra, Inc.	834
		19,063
	Health Care Equipment & Services - 8.9%
201	Abiomed, Inc. ●	3,488
178	Allscripts Healthcare Solutions, Inc. ●	3,845
34	AmSurg Corp. ●	905
92	Angiodynamics, Inc. ●	1,506
98	Catalyst Health Solutions ●	5,813
27	Corvel Corp. ●	1,409
45	Cyberonics, Inc. ●	1,587
121	Dexcom, Inc. ●	2,020
26	Ensign Group, Inc.	727
126	Gen-Probe, Inc. ●	10,412
33	Greatbatch, Inc. ●	896
29	Hanger Orthopedic Group, Inc. ●	791
39	HealthSouth Corp. ●	997
74	Healthspring, Inc. ●	3,054
65	Heartware International, Inc. ●	4,874
20	ICU Medical, Inc. ●	889
26	LHC Group, Inc. ●	773
50	Masimo Corp.	1,729
11	MEDNAX, Inc. ●	794
139	NuVasive, Inc. ●	4,295
59	Owens & Minor, Inc.	2,017
129	SXC Health Solutions Corp. ●	7,113
44	U.S. Physical Therapy, Inc.	1,081
201	Volcano Corp. ●	5,349
164	Wellcare Health Plans, Inc. ●	7,184
145	Zoll Medical Corp. ●	8,196
		81,744
	Household & Personal Products - 0.5%
107	China-Biotics, Inc. ●	1,042
22	Medifast, Inc. ●	431
91	Nu Skin Enterprises, Inc. Class A	2,925
		4,398
	Insurance - 0.3%
18	Allied World Assurance Holdings Ltd.	1,163
58	Amerisafe, Inc. ●	1,286
19	Platinum Underwriters Holdings Ltd.	711
		3,160
	Materials - 2.9%
21	Allied Nevada Gold Corp. ●	896
15	AptarGroup, Inc.	808
925	Aurcana Corp. ●	860
12	Detour Gold Corp. ●	399
54	Georgia Gulf Corp. ●	2,122
44	Kraton Performance Polymers ●	2,029
199	Methanex Corp. ADR	6,436
12	Molycorp, Inc. ●	872
87	New Gold, Inc. ●	977
66	Olin Corp.	1,695
24	Rock Tenn Co. Class A	1,627
404	Romarco Minerals, Inc. ●	767
100	Silgan Holdings, Inc.	4,600
68	Stillwater Mining Co. ●	1,558
22	TPC Group, Inc. ●	856
52	Winpak Ltd.	646
		27,148
	Media - 0.6%
277	Cinemark Holdings, Inc.	5,634

	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
163	Alkermes, Inc. ●	2,343
59	Ardea Biosciences, Inc. ●	1,676
441	Arena Pharmaceuticals, Inc. ●	617
114	Auxilium Pharmaceuticals, Inc. ●	2,767
118	Bruker Corp. ●	2,329
152	Cadence Pharmaceuticals, Inc. ●	1,292
104	Cubist Pharmaceuticals, Inc. ●	3,518
371	Exelixis, Inc. ●	4,547
311	Incyte Corp. ●	5,753
322	Ironwood Pharmaceuticals, Inc. ●	4,702
172	Medicines Co. ●	2,699
32	Momenta Pharmaceuticals, Inc. ●	604
136	NPS Pharmaceuticals, Inc. ●	1,412
134	Onyx Pharmaceuticals, Inc. ●	5,043
216	PAREXEL International Corp. ●	5,988
325	Pharmaceutical Product Development, Inc.	10,026
64	Pharmasset, Inc. ●	6,456
89	Regeneron Pharmaceuticals, Inc. ●	4,570
199	Rigel Pharmaceuticals, Inc. ●	1,814

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.9% -(continued)
187	Salix Pharmaceuticals Ltd. ●	$7,329
379	Seattle Genetics, Inc. ●	6,290
		81,775
	Real Estate - 0.6%
112	Anworth Mortgage Asset Corp.	806
58	Capstead Mortgage Corp.	766
51	Colonial Properties Trust	1,073
28	Hatteras Financial Corp.	784
75	Medical Properties Trust, Inc.	922
151	MFA Mortgage Investments, Inc.	1,205
		5,556
	Retailing - 6.4%
106	Big Lots, Inc. ●	4,376
179	Brown (N) Group plc	910
38	Cato Corp.	960
46	Children's Place Retail Stores, Inc. ●	2,451
22	Citi Trends, Inc. ●	499
45	Core-Mark Holding Co., Inc. ●	1,522
776	Debenhams plc	886
140	Dick's Sporting Goods, Inc. ●	5,744
36	DSW, Inc. ●	1,704
302	Express, Inc.	6,525
40	GNC Holdings, Inc. ●	752
21	Guess?, Inc.	916
124	Hot Topic, Inc.	829
35	Joseph A. Bank Clothiers, Inc. ●	1,820
171	LKQ Corp. ●	4,323
164	Lumber Liquidators Holdings, Inc. ●	4,263
66	PetMed Express, Inc.	988
11	rue21, Inc. ●	328
158	Shutterfly, Inc. ●	9,751
174	Ulta Salon, Cosmetics & Fragrances, Inc. ●	9,262
		58,809
	Semiconductors & Semiconductor Equipment - 4.7%
438	Applied Micro Circuits Corp. ●	4,588
17	Cabot Microelectronics Corp. ●	820
163	Cavium Networks, Inc. ●	7,712
112	Cymer, Inc. ●	5,399
194	Cypress Semiconductor Corp. ●	4,230
272	GT Solar International, Inc. ●	3,035
154	Mindspeed Technologies, Inc. ●	1,390
81	MIPS Technologies, Inc. Class A ●	670
61	Nanometrics, Inc. ●	993
31	OmniVision Technologies, Inc. ●	1,038
115	ON Semiconductor Corp. ●	1,210
115	PMC - Sierra, Inc. ●	918
179	RF Micro Devices, Inc. ●	1,189
94	Silicon Image, Inc. ●	785
279	Skyworks Solutions, Inc. ●	8,768
24	Tessera Technologies, Inc. ●	464
		43,209
	Software & Services - 15.8%
160	Ancestry.com, Inc. ●	7,333
111	Broadsoft, Inc. ●	5,059
692	Cadence Design Systems, Inc. ●	7,184
168	Commvault Systems, Inc. ●	6,631
104	Concur Technologies, Inc. ●	6,028
132	Constant Contact, Inc. ●	3,661
57	CSG Systems International, Inc. ●	1,204
222	Demand Media, Inc. ●	3,683
300	Dice Holdings, Inc. ●	5,497
102	Fortinet, Inc. ●	4,959
74	Gartner, Inc. Class A ●	3,188
147	Hisoft Technology International Ltd. ●	2,735
59	Informatica Corp. ●	3,330
85	j2 Global Communications, Inc. ●	2,504
66	JDA Software Group, Inc. ●	2,177
89	Kit Digital, Inc. ●	1,027
97	LivePerson, Inc. ●	1,300
9	Mercadolibre, Inc.	786
39	Nuance Communications, Inc. ●	816
32	Opnet Technologies, Inc.	1,249
188	Parametric Technology Corp. ●	4,569
24	Progress Software Corp. ●	712
158	Quest Software, Inc. ●	4,073
275	Quinstreet, Inc. ●	4,971
21	Rackspace Hosting, Inc. ●	962
163	Reald, Inc. ●	4,748
140	RealPage, Inc. ●	4,452
44	RightNow Technologies, Inc. ●	1,581
488	Sapient Corp. ●	6,157
104	Solarwinds, Inc. ●	2,517
49	Solera Holdings, Inc.	2,703
35	Sourcefire, Inc. ●	918
318	SuccessFactors, Inc. ●	11,008
49	Syntel, Inc.	2,682
72	The Knot, Inc. ●	736
240	Tibco Software, Inc. ●	7,186
111	Totvs S.A.	2,115
395	Velti plc ●	7,269
64	VeriFone Systems, Inc. ●	3,493
54	Wright Express Corp. ●	3,014
		146,217
	Technology Hardware & Equipment - 6.7%
73	Acme Packet, Inc. ●	6,001
111	ADTRAN, Inc.	4,564
60	Arris Group, Inc. ●	716
220	Aruba Networks, Inc. ●	7,901
125	Brocade Communications Systems, Inc. ●	783
18	Coherent, Inc. ●	1,140
71	Comverse Technology, Inc. ●	537
59	Emulex Corp. ●	575
43	Fabrinet ●	980
135	Finisar Corp. ●	3,801
40	Interdigital, Inc.	1,856
599	Jabil Circuit, Inc.	11,887
181	Mitel Networks Corp. ●	956
38	Multi-Fineline Electronix, Inc. ●	1,011
22	Netgear, Inc. ●	923
82	Oplink Communications, Inc. ●	1,616
28	Park Electrochemical Corp.	886
44	Plantronics, Inc.	1,622
189	Polycom, Inc. ●	11,310
59	Riverbed Technology, Inc. ●	2,065
54	Super Micro Computer, Inc. ●	913
		62,043
	Telecommunication Services - 0.2%
16	AboveNet, Inc.	1,035
The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.9% - (continued)
	Telecommunication Services - 0.2% - (continued)
43	Neutral Tandem, Inc. ●		$651
			1,686
	Transportation - 4.3%
120	Con-way, Inc.		4,668
106	Copa Holdings S.A. Class A		6,164
159	J.B. Hunt Transport Services, Inc.		7,573
13	Kirby Corp. ●		750
320	Localiza Rent a Car S.A.		5,496
31	Marten Transport Ltd.		702
183	Old Dominion Freight Line, Inc. ●		6,856
300	Werner Enterprises, Inc.		7,840
4	Zipcar, Inc. ●		95
			40,144
	Utilities - 0.4%
34	Portland General Electric Co.		856
61	UniSource Energy Corp.		2,250
29	Westar Energy, Inc.		795
			3,901
	Total common stocks
	(cost $673,561)		$884,958

PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
7	Callaway Golf Co., 7.50% ۞		$867

	Total preferred stocks
	(cost $833)		$867

EXCHANGE TRADED FUNDS - 1.0%
	Other Investment Pools and Funds - 1.0%
91	iShares Russell 2000 Growth Index Fund		$9,008

	Total exchange traded funds
	(cost $7,941)		$9,008

	Total long-term investments
	(cost $682,335)		$894,833

SHORT-TERM INVESTMENTS - 2.4%
	Repurchase Agreements - 2.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $4,030,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $4,110)
$4,030	0.04%, 4/29/2011		$4,030
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $9,076, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $9,258)
9,076	0.05%, 4/29/2011		9,076
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $9,419,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $9,607)
9,419	0.04%, 4/29/2011		9,419
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $56, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $57)
56	0.02%, 4/29/2011		56
			22,581
	Total short-term investments
	(cost $22,581)		$22,581

	Total investments
	(cost $704,916) ▲	99.4%	$917,414
	Other assets and liabilities	0.6%	5,367
	Total net assets	100.0%	$922,781

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.1% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $711,114 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$220,799
Unrealized Depreciation	(14,499)
Net Unrealized Appreciation	$206,300

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $1,209, which represents 0.13% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

۞	Convertible security.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2010	78	C&J Energy Services, Inc. - 144A	$780

The aggregate value of these securities at April 30, 2011, was $1,209, which represents 0.13% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	Banc of America Securities	Buy	$27	$27	05/04/2011	$—
Canadian Dollar	Brown Brothers Harriman	Buy	368	366	05/03/2011	2
						$2

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$884,958	$875,448	$8,301	$1,209
Exchange Traded Funds	9,008	9,008	–	–
Preferred Stocks	867	–	867	–
Short-Term Investments	22,581	–	22,581	–
Total	$917,414	$884,456	$31,749	$1,209
Foreign Currency Contracts *	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Common Stocks	$397	$—	$429	†	$—	$780	$—	$—	$(397)	$1,209
Total	$397	$—	$429		$—	$780	$—	$—	$(397)	$1,209

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $429.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $704,916)	$917,414
Cash	556
Foreign currency on deposit with custodian (cost $64)	64
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	8,908
Fund shares sold	1,346
Dividends and interest	208
Other assets	68
Total assets	928,566
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	4,680
Fund shares redeemed	786
Investment management fees	99
Administrative fees	3
Distribution fees	26
Accrued expenses	191
Total liabilities	5,785
Net assets	$922,781
Summary of Net Assets:
Capital stock and paid-in-capital	$739,254
Accumulated net investment loss	(2,793)
Accumulated net realized loss on investments and foreign currency transactions	(26,178)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	212,498
Net assets	$922,781

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$22.57/$23.88
Shares outstanding	15,906
Net assets	$359,050
Class B: Net asset value per share	$19.89
Shares outstanding	681
Net assets	$13,538
Class C: Net asset value per share	$19.82
Shares outstanding	2,414
Net assets	$47,856
Class I: Net asset value per share	$22.87
Shares outstanding	819
Net assets	$18,733
Class R3: Net asset value per share	$23.81
Shares outstanding	2,136
Net assets	$50,846
Class R4: Net asset value per share	$24.16
Shares outstanding	2,586
Net assets	$62,484
Class R5: Net asset value per share	$24.45
Shares outstanding	392
Net assets	$9,582
Class Y: Net asset value per share	$24.60
Shares outstanding	14,659
Net assets	$360,692

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,390
Interest	14
Less: Foreign tax withheld	(32)
Total investment income	2,372
Expenses:
Investment management fees	3,192
Administrative services fees	88
Transfer agent fees	518
Distribution fees
Class A	402
Class B	65
Class C	216
Class R3	107
Class R4	67
Custodian fees	20
Accounting services fees	64
Registration and filing fees	62
Board of Directors' fees	8
Audit fees	8
Other expenses	104
Total expenses (before waivers and fees paid indirectly)	4,921
Expense waivers	(12)
Transfer agent fee waivers	(9)
Commission recapture	(16)
Total waivers and fees paid indirectly	(37)
Total expenses, net	4,884
Net Investment Loss	(2,512)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	92,974
Net realized loss on foreign currency contracts	(32)
Net realized loss on other foreign currency transactions	(46)
Net Realized Gain on Investments and Foreign Currency Transactions	92,896
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	116,518
Net unrealized appreciation of foreign currency contracts	36
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	116,554
Net Gain on Investments and Foreign Currency Transactions	209,450
Net Increase in Net Assets Resulting from Operations	$206,938

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(2,512)	$(4,666)
Net realized gain on investments and foreign currency transactions	92,896	123,011
Net unrealized appreciation of investments and foreign currency transactions	116,554	42,616
Net Increase In Net Assets Resulting From Operations	206,938	160,961
Capital Share Transactions:
Class A	(12,979)	(52,993)
Class B	(2,123)	(7,235)
Class C	(3,170)	(6,807)
Class I	1,560	(6,533)
Class R3	3,992	18,093
Class R4	3,621	4,994
Class R5	(4,548)	(3,644)
Class Y	8,014	(34,325)
Net decrease from capital share transactions	(5,633)	(88,450)
Proceeds from regulatory settlements	—	103
Net Increase In Net Assets	201,305	72,614
Net Assets:
Beginning of period	721,476	648,862
End of period	$922,781	$721,476
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(2,793)	$(281)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

14

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

16

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.

Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

18

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(32)	$—	$—	$—	$—	$(32)
Total	$—	$(32)	$—	$—	$—	$—	$(32)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$36	$—	$—	$—	$—	$36
Total	$—	$36	$—	$—	$—	$—	$36

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(113,193)
Unrealized Appreciation †	89,782
Total Accumulated Deficit	$(23,411)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$4,577
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	430
Capital Stock and Paid-In-Capital	(5,007)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$113,193
Total	$113,193

As of October 31, 2010, the Fund utilized $115,412 of prior year capital loss carryforwards.

20

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.37%
Class B Shares	2.15
Class C Shares	2.10
Class I Shares	1.06
Class R3 Shares	1.55
Class R4 Shares	1.25
Class R5 Shares	0.95
Class Y Shares	0.86

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $200 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $14. These commissions are in turn paid to sales representatives of the broker/dealers.

22

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

		Impact from Payment from
	Impact from Payment from	Affiliate for Trading	Total Return Excluding
	Affiliate for SEC Settlement	Reimbursements	Payment from Affiliate
	for the Year Ended	for the Year Ended	for the Year Ended
	October 31, 2007	October 31, 2007	October 31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	-	0.20	17.44
Class R4	-	0.20	17.80
Class R5	-	0.20	18.07
Class Y	0.16	0.20	23.99

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$417,995
Sales Proceeds Excluding U.S. Government Obligations	440,326

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,674	—	(2,333)	—	(659)	3,739	—	(7,019)	—	(3,280)
Amount	$33,898	$—	$(46,877)	$—	$(12,979)	$59,862	$—	$(112,855)	$—	$(52,993)
Class B
Shares	24	—	(144)	—	(120)	20	—	(524)	—	(504)
Amount	$410	$—	$(2,533)	$—	$(2,123)	$290	$—	$(7,525)	$—	$(7,235)
Class C
Shares	138	—	(322)	—	(184)	188	—	(675)	—	(487)
Amount	$2,488	$—	$(5,658)	$—	$(3,170)	$2,669	$—	$(9,476)	$—	$(6,807)
Class I
Shares	252	—	(184)	—	68	221	—	(633)	—	(412)
Amount	$5,319	$—	$(3,759)	$—	$1,560	$3,541	$—	$(10,074)	$—	$(6,533)
Class R3
Shares	514	—	(322)	—	192	1,353	—	(281)	—	1,072
Amount	$10,863	$—	$(6,871)	$—	$3,992	$22,835	$—	$(4,742)	$—	$18,093
Class R4
Shares	555	—	(380)	—	175	724	—	(436)	—	288
Amount	$11,731	$—	$(8,110)	$—	$3,621	$12,446	$—	$(7,452)	$—	$4,994
Class R5
Shares	69	—	(296)	—	(227)	342	—	(550)	—	(208)
Amount	$1,503	$—	$(6,051)	$—	$(4,548)	$5,907	$—	$(9,551)	$—	$(3,644)
Class Y
Shares	1,858	—	(1,593)	—	265	4,395	—	(6,347)	—	(1,952)
Amount	$41,713	$—	$(33,699)	$—	$8,014	$76,521	$—	$(110,846)	$—	$(34,325)
Total
Shares	5,084	—	(5,574)	—	(490)	10,982	—	(16,465)	—	(5,483)
Amount	$107,925	$—	$(113,558)	$—	$(5,633)	$184,071	$—	$(272,521)	$—	$(88,450)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	53	$1,060
For the Year Ended October 31, 2010	223	$3,621

10.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $103, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities

24

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

25

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	From Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$17.48	$(0.08)	$–	$5.17	$5.09	$–	$–	$–	$–	$5.09	$22.57
B	15.46	(0.14)	–	4.57	4.43	–	–	–	–	4.43	19.89
C	15.41	(0.13)	–	4.54	4.41	–	–	–	–	4.41	19.82
I	17.68	(0.05)	–	5.24	5.19	–	–	–	–	5.19	22.87
R3	18.45	(0.10)	–	5.46	5.36	–	–	–	–	5.36	23.81
R4	18.70	(0.07)	–	5.53	5.46	–	–	–	–	5.46	24.16
R5	18.90	(0.04)	–	5.59	5.55	–	–	–	–	5.55	24.45
Y	19.01	(0.03)	–	5.62	5.59	–	–	–	–	5.59	24.60

For the Year Ended October 31, 2010 (E)
A	13.90	(0.13)	–	3.71	3.58	–	–	–	–	3.58	17.48
B	12.39	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.46
C	12.34	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.41
I	14.03	(0.09)	–	3.74	3.65	–	–	–	–	3.65	17.68
R3	14.70	(0.16)	–	3.91	3.75	–	–	–	–	3.75	18.45
R4	14.85	(0.11)	–	3.96	3.85	–	–	–	–	3.85	18.70
R5	14.97	(0.07)	–	4.00	3.93	–	–	–	–	3.93	18.90
Y	15.03	(0.05)	–	4.03	3.98	–	–	–	–	3.98	19.01

For the Year Ended October 31, 2009 (E)
A	13.09	(0.08)	–	0.89	0.81	–	–	–	–	0.81	13.90
B	11.71	(0.12)	–	0.80	0.68	–	–	–	–	0.68	12.39
C	11.71	(0.15)	–	0.78	0.63	–	–	–	–	0.63	12.34
I	13.18	(0.06)	–	0.91	0.85	–	–	–	–	0.85	14.03
R3	13.89	(0.13)	–	0.94	0.81	–	–	–	–	0.81	14.70
R4	13.98	(0.09)	–	0.96	0.87	–	–	–	–	0.87	14.85
R5	14.06	(0.06)	–	0.97	0.91	–	–	–	–	0.91	14.97
Y	14.10	(0.04)	–	0.97	0.93	–	–	–	–	0.93	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	–	(8.68)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.09
B	22.30	(0.20)	–	(7.76)	(7.96)	–	(2.63)	–	(2.63)	(10.59)	11.71
C	22.32	(0.18)	–	(7.80)	(7.98)	–	(2.63)	–	(2.63)	(10.61)	11.71
I	24.55	(0.02)	–	(8.72)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.18
R3	25.83	(0.07)	–	(9.24)	(9.31)	–	(2.63)	–	(2.63)	(11.94)	13.89
R4	25.91	(0.03)	–	(9.27)	(9.30)	–	(2.63)	–	(2.63)	(11.93)	13.98
R5	25.97	–	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	(11.91)	14.06
Y	26.00	0.02	–	(9.29)	(9.27)	–	(2.63)	–	(2.63)	(11.90)	14.10

For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	–	(1.87)	–	(1.87)	2.88	24.46
B	19.97	(0.26)	0.10	4.36	4.20	–	(1.87)	–	(1.87)	2.33	22.30
C	20.00	(0.23)	0.08	4.34	4.19	–	(1.87)	–	(1.87)	2.32	22.32
I	21.59	(0.01)	–	4.84	4.83	–	(1.87)	–	(1.87)	2.96	24.55
R3(I)	21.95	(0.07)	–	3.95	3.88	–	–	–	–	3.88	25.83
R4(I)	21.95	(0.03)	–	3.99	3.96	–	–	–	–	3.96	25.91
R5(I)	21.95	(0.01)	–	4.03	4.02	–	–	–	–	4.02	25.97
Y	22.73	0.02	0.06	5.06	5.14	–	(1.87)	–	(1.87)	3.27	26.00

For the Year Ended October 31, 2006
A	18.45	(0.18)	–	3.31	3.13	–	–	–	–	3.13	21.58
B	17.20	(0.36)	–	3.13	2.77	–	–	–	–	2.77	19.97
C	17.22	(0.32)	–	3.10	2.78	–	–	–	–	2.78	20.00
I(J)	20.70	(0.01)	–	0.90	0.89	–	–	–	–	0.89	21.59
Y	19.33	(0.06)	–	3.46	3.40	–	–	–	–	3.40	22.73

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

29.12	%(F)	$359,050	1.37	%(G)	1.37	%(G)	1.37	%(G)	(0.77	)%(G)	53%
28.65	(F)	13,538	2.30	(G)	2.15	(G)	2.15	(G)	(1.55	) (G)	–
28.62	(F)	47,856	2.10	(G)	2.10	(G)	2.10	(G)	(1.50	) (G)	–
29.36	(F)	18,733	1.07	(G)	1.07	(G)	1.07	(G)	(0.47	) (G)	–
29.05	(F)	50,846	1.57	(G)	1.55	(G)	1.55	(G)	(0.96	) (G)	–
29.20	(F)	62,484	1.27	(G)	1.25	(G)	1.25	(G)	(0.66	) (G)	–
29.37	(F)	9,582	0.99	(G)	0.95	(G)	0.95	(G)	(0.35	) (G)	–
29.41	(F)	360,692	0.86	(G)	0.86	(G)	0.86	(G)	(0.27	) (G)	–

25.76		289,558	1.41		1.40		1.40		(0.80)		181
24.78		12,384	2.36		2.15		2.15		(1.54)		–
24.88		40,018	2.16		2.15		2.15		(1.55)		–
26.02		13,283	1.17		1.15		1.15		(0.54)		–
25.51		35,873	1.59		1.57		1.57		(1.00)		–
25.93		45,096	1.28		1.26		1.26		(0.67)		–
26.25		11,706	1.02		1.02		1.02		(0.41)		–
26.48		273,558	0.87		0.87		0.87		(0.28)		–

6.19		275,834	1.53		1.32		1.32		(0.67)		180
5.81		16,169	2.59		1.76		1.76		(1.10)		–
5.38		38,082	2.31		2.04		2.04		(1.39)		–
6.45		16,312	1.24		1.11		1.11		(0.48)		–
5.83		12,822	1.66		1.65		1.65		(1.04)		–
6.22		31,532	1.31		1.31		1.31		(0.67)		–
6.47		12,384	1.11		1.05		1.05		(0.42)		–
6.59		245,727	0.91		0.91		0.91		(0.27)		–

(39.57)		274,412	1.39		1.39		1.39		(0.39)		183
(39.95)		21,008	2.31		2.02		2.02		(1.01)		–
(40.01)		41,294	2.15		2.15		2.15		(1.14)		–
(39.41)		11,912	1.19		1.15		1.15		(0.15)		–
(39.69)		2,990	1.66		1.65		1.65		(0.68)		–
(39.51)		18,332	1.29		1.29		1.29		(0.29)		–
(39.32)		7,510	1.00		1.00		1.00		(0.01)		–
(39.23)		166,183	0.89		0.89		0.89		0.12		–

23.88	(H)	299,819	1.41		1.40		1.40		(0.44)		186
22.97	(H)	52,549	2.28		2.12		2.12		(1.16)		–
22.88	(H)	63,650	2.15		2.15		2.15		(1.19)		–
24.28	(H)	3,886	1.12		1.12		1.12		(0.16)		–
17.68	(F),(H)	181	1.84	(G)	1.65	(G)	1.65	(G)	(0.69	) (G)	–
18.04	(F),(H)	9,809	1.34	(G)	1.34	(G)	1.34	(G)	(0.54	) (G)	–
18.31	(F),(H)	588	1.07	(G)	1.05	(G)	1.05	(G)	(0.38	) (G)	–
24.44	(H)	194,096	0.91		0.91		0.91		0.09		–

16.96		194,656	1.48		1.40		1.40		(0.87)		170
16.10		52,036	2.32		2.15		2.15		(1.62)		–
16.14		47,744	2.23		2.15		2.15		(1.62)		–
4.30	(F)	69	1.38	(G)	1.15	(G)	1.15	(G)	(0.58	) (G)	–
17.59		108,770	0.95		0.95		0.95		(0.39)		–

27

The Hartford Small Company Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,291.19	$7.79	$1,000.00	$1,017.99	$6.86	1.37%	181	365
Class B	$1,000.00	$1,286.55	$12.19	$1,000.00	$1,014.13	$10.74	2.15	181	365
Class C	$1,000.00	$1,286.18	$11.90	$1,000.00	$1,014.39	$10.48	2.10	181	365
Class I	$1,000.00	$1,293.55	$6.06	$1,000.00	$1,019.51	$5.34	1.07	181	365
Class R3	$1,000.00	$1,290.51	$8.81	$1,000.00	$1,017.10	$7.76	1.55	181	365
Class R4	$1,000.00	$1,291.98	$7.11	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R5	$1,000.00	$1,293.65	$5.40	$1,000.00	$1,020.08	$4.76	0.95	181	365
Class Y	$1,000.00	$1,294.06	$4.92	$1,000.00	$1,020.51	$4.33	0.86	181	365

32

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SC11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Small/Mid Cap Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/01/05 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Small/Mid Cap Equity A#	22.86%	25.40%	3.51%	5.32%
Small/Mid Cap Equity A##		18.50%	2.34%	4.38%
Small/Mid Cap Equity B#	22.23%	24.30%	2.91%	4.70%
Small/Mid Cap Equity B##		19.30%	2.57%	4.70%
Small/Mid Cap Equity C#	22.30%	24.38%	2.77%	4.59%
Small/Mid Cap Equity C##		23.38%	2.77%	4.59%
Small/Mid Cap Equity Y#	23.07%	25.83%	3.91%	5.72%
Russell 2500 Index	23.71%	23.89%	4.91%	6.98%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Includes the Fund's performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Small/MidCap Equity Fund returned 22.86%, before sales charge, for the six-month period ended April 30, 2011, versus 23.71% for its benchmark, the Russell 2500 Index, and the 20.86% average return of the Lipper Mid-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund’s benchmark relative (Russell 2500) underperformance for the period was driven primarily by overweight positions in the Consumer Discretionary space, Valassis Communications (Advertising) and Regis (Consumer Discretionary). Valassis shares fell after management announced it anticipated a revenue shortfall in 2011. Regis declined as management guidance on earnings was below analyst expectations. Weak security selection within Health Care was also a detractor from performance.

Among the contributors to relative performance for the period was strong security selection within the Information Technology sector, where an overweight (i.e. the Fund’s position was greater than the benchmark position) to Travelzoo (Information Technology) was additive. Shares of Travelzoo rose after it announced a 50% increase to its subscriber base from the prior year. From a sector allocation perspective, a slight overweight to Energy was also a contributor. Shares of W&T Offshore (Energy) rose after the company raised its production guidance. A slight underweight to Financials marginally added value over the period.

What is the outlook?

Over the previous year or so, we observed two major influences on market leadership. First, the financial crisis created an investment environment dominated by macroeconomic views, often referred to as the “risk on/risk off” market, and was evidenced by elevated levels of correlation. Second, the recovery created an abundance of earnings growth, typically generated by aggressive cost cutting, and could be seen in such indications as historically high positive earnings surprises and low negative earnings surprises. Under these conditions, individual stock fundamentals were often overshadowed by speculative, macroeconomic forces. In recent months, we have observed a break in this trend, which indicates that a new leadership is taking hold – a leadership based on fundamentals.

For example, investor reaction to the turmoil in the Middle East and North Africa and the earthquake in Japan is illustrative of how the old “risk on/risk off” trend is waning. Correlations initially rose, but then quickly subsided to 12 month lows. This trend differs, for example, from the sovereign debt crisis last year when correlations rose and stayed elevated. Furthermore, in the beginning of 2011 we saw a return to more normal levels of earning surprises and analysts were, in aggregate, revising their estimates downward during the first few months. This suggests that earnings growth stability and other fundamental characteristics, such as operational efficiency and stability, will have greater significance in differentiating stocks. We think this leadership by fundamentals will continue. One risk to this view is that investors turn the “risk on” trade back on because of a liquidity-driven event such as more quantitative easing or tax cuts. Another risk is that there is a major geopolitical event that causes investors to turn “risk off” regardless of stock fundamentals.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. The team’s systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Index over the long term.

3

Diversification by Industry
as of April 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.5%
Banks (Financials)	3.1
Capital Goods (Industrials)	8.4
Commercial & Professional Services (Industrials)	3.1
Consumer Durables & Apparel (Consumer Discretionary)	2.7
Consumer Services (Consumer Discretionary)	4.3
Diversified Financials (Financials)	3.6
Energy (Energy)	8.5
Food & Staples Retailing (Consumer Staples)	1.3
Food, Beverage & Tobacco (Consumer Staples)	0.8
Health Care Equipment & Services (Health Care)	6.2
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	2.6
Materials (Materials)	6.8
Media (Consumer Discretionary)	1.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.5
Real Estate (Financials)	8.3
Retailing (Consumer Discretionary)	3.9
Semiconductors & Semiconductor Equipment (Information Technology)	3.2
Software & Services (Information Technology)	8.6
Technology Hardware & Equipment (Information Technology)	3.5
Telecommunication Services (Services)	1.6
Transportation (Industrials)	3.6
Utilities (Utilities)	5.2
Short-Term Investments	2.1
Other Assets and Liabilities	(0.4)
Total	100.0%

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Automobiles & Components - 2.5%
6	Autoliv, Inc.	$476
5	BorgWarner, Inc. ●	421
10	Gentex Corp.	316
12	Lear Corp.	603
39	Spartan Motors, Inc.	264
12	Standard Motor Products	178
9	Superior Industries International	220
6	Tenneco Automotive, Inc. ●	273
11	TRW Automotive Holdings Corp. ●	647
		3,398
	Banks - 3.1%
6	Bank of Hawaii Corp.	274
4	BOK Financial Corp.	195
10	Bryn Mawr Bank Corp.	204
2	Citizens & Northern Corp.	30
7	Commerce Bankshares, Inc.	296
9	Community Bank System, Inc.	219
4	Cullen/Frost Bankers, Inc.	260
1	First Citizens Bancshares Class A	238
15	First Niagara Financial Group, Inc.	217
49	Huntington Bancshares, Inc.	335
11	International Bancshares Corp.	200
9	NBT Bancorp	200
81	Popular, Inc. ●	256
4	Prosperity Bancshares, Inc.	188
7	Republic Bancorp, Inc.	159
20	Sterling Bancorp NY	203
4	SVB Financial Group ●	218
9	Trustmark Corp.	214
6	UMB Financial Corp.	240
		4,146
	Capital Goods - 8.4%
5	A.O. Smith Corp.	229
7	Aecom Technology Corp. ●	192
6	AGCO Corp. ●	325
10	Albany International Corp. Class A	246
10	AMETEK, Inc.	446
8	Beacon Roofing Supply, Inc. ●	181
8	Briggs & Stratton Corp.	186
7	Chicago Bridge & Iron Co. N.V.	268
8	Coleman Cable, Inc. ●	80
7	Curtis-Wright Corp.	223
11	DigitalGlobe, Inc. ●	323
5	Donaldson Co., Inc.	302
7	DXP Enterprises, Inc. ●	190
8	Dynamic Materials Corp.	199
9	EMCOR Group, Inc. ●	266
4	Fluor Corp.	290
3	Gardner Denver Machinery, Inc.	216
5	General Cable Corp. ●	264
8	Granite Construction, Inc.	225
36	Great Lakes Dredge & Dock Co.	270
4	Heico Corp.	201
12	Houston Wire & Cable Co.	207
4	Jacobs Engineering Group, Inc. ●	199
8	Kaydon Corp.	309
9	KBR, Inc.	351
10	L.B. Foster Co. Class A	408
2	L-3 Communications Holdings, Inc.	187
3	Nacco Industries, Inc. Class A	288
9	Owens Corning, Inc. ●	328
6	Pall Corp.	345
7	Powell Industries, Inc. ●	263
15	Quanex Building Products Corp.	307
5	Shaw Group, Inc. ●	183
3	SPX Corp.	272
6	Teledyne Technologies, Inc. ●	313
5	Timken Co.	303
3	Toro Co.	221
6	Trex Co., Inc. ●	197
10	Tutor Perini Corp.	272
3	Valmont Industries, Inc.	273
3	Wabco Holdings, Inc. ●	244
6	Watts Water Technologies, Inc.	228
3	WESCO International, Inc. ●	190
13	Xerium Technologies, Inc. ●	295
		11,305
	Commercial & Professional Services - 3.1%
10	ABM Industries, Inc.	238
15	CDI Corp.	222
7	Equifax, Inc. ●	281
12	Higher One Holdings, Inc. ●	168
24	Hudson Highland Group, Inc. ●	145
2	IHS, Inc. ●	215
8	Insperity, Inc.	248
15	Kelly Services, Inc. ●	294
14	Kforce, Inc. ●	211
25	Kimball International, Inc.	184
5	Manpower, Inc.	308
9	McGrath RentCorp	248
8	Pitney Bowes, Inc.	190
10	Robert Half International, Inc.	310
16	SFN Group, Inc. ●	164
15	Standard Parking Corp. ●	261
4	United Stationers, Inc.	260
6	VSE Corp.	179
		4,126
	Consumer Durables & Apparel - 2.7%
12	Crocs, Inc. ●	237
4	Fossil, Inc. ●	384
11	Leggett & Platt, Inc.	301
7	Oxford Industries, Inc.	234
3	Phillips Van-Heusen Corp.	190
3	Polaris Industries, Inc.	363
70	Quiksilver, Inc. ●	304
76	Sealy Corp. ●	199
4	Steven Madden Ltd. ●	202
11	Sturm Ruger & Co., Inc.	259
5	Tempur-Pedic International, Inc. ●	289
4	Tupperware Brands Corp.	261
8	Universal Electronics, Inc. ●	223
3	Warnaco Group, Inc. ●	199
		3,645
	Consumer Services - 4.3%
12	Ameristar Casinos, Inc.	240
5	Bally Technologies, Inc. ●	179
9	Bravo Brio Restaurant Group ●	192
8	Brinker International, Inc.	181
13	California Pizza Kitchen, Inc. ●	208
9	Career Education Corp. ●	192
1	Chipotle Mexican Grill, Inc. ●	271
4	Coinstar, Inc. ●	189

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Consumer Services - 4.3% - (continued)
12	CPI Corp.	$214
4	Cracker Barrel Old Country Store, Inc.	196
4	DeVry, Inc.	211
13	Domino's Pizza, Inc. ●	244
17	International Game Technology	309
5	ITT Educational Services, Inc. ●	366
12	Lincoln Educational Services Corp.	208
5	Marriott International, Inc. Class A	184
20	McCormick & Schmick's Seafood ●	187
4	P.F. Chang's China Bistro, Inc.	179
8	Papa John's International, Inc. ●	228
5	Penn National Gaming, Inc. ●	204
7	Pre-Paid Legal Services, Inc. ●	436
16	Regis Corp.	268
2	Strayer Education, Inc.	216
4	Weight Watchers International, Inc.	303
1	Wynn Resorts Ltd.	184
		5,789
	Diversified Financials - 3.6%
46	Advance America Cash Advance Centers, Inc.	273
2	Affiliated Managers Group, Inc. ●	218
19	Apollo Investment Corp.	223
24	BGC Partners, Inc.	235
1	Diamond Hill Investment Group	116
8	Federated Investors, Inc.	196
7	Financial Engines, Inc. ●	203
5	First Cash Financial Services, Inc. ●	209
5	Green Dot Corp. ●	229
12	International FCStone, Inc. ●	325
8	Lazard Ltd.	308
5	Legg Mason, Inc.	186
13	MarketAxess Holdings, Inc.	314
6	Moody's Corp.	239
7	MSCI, Inc. ●	246
22	Netspend Holdings, Inc. ●	259
15	optionsXpress Holdings, Inc.	275
11	Raymond James Financial, Inc.	410
8	Solar Capital Ltd.	209
6	Waddell and Reed Financial, Inc. Class A	234
		4,907
	Energy - 8.5%
9	Alpha Natural Resources, Inc. ●	494
11	Arch Coal, Inc.	364
6	Atwood Oceanics, Inc. ●	252
6	Brigham Exploration Co. ●	194
4	Cabot Oil & Gas Corp.	203
2	Carbo Ceramics, Inc.	241
14	Cloud Peak Energy, Inc. ●	292
7	Complete Production Services, Inc. ●	225
3	Concho Resources, Inc. ●	309
6	Core Laboratories N.V.	543
10	CVR Energy, Inc. ●	227
3	Diamond Offshore Drilling, Inc.	195
9	Dresser-Rand Group, Inc. ●	455
6	Energy XXI (Bermuda) Ltd. ●	214
4	FMC Technologies, Inc. ●	191
11	Frontier Oil Corp.	317
8	Gulf Island Fabrication	268
4	Helmerich & Payne, Inc.	285
5	Holly Corp.	283
2	Lufkin Industries, Inc.	212
4	Massey Energy Co.	273
3	Murphy Oil Corp.	198
26	Newpark Resources, Inc. ●	233
3	Noble Energy, Inc.	245
4	Oceaneering International, Inc. ●	322
5	Peabody Energy Corp.	305
9	RPC, Inc.	238
2	Seacor Holdings, Inc.	219
4	SM Energy Co.	281
7	Southern Union Co.	213
9	Spectra Energy Corp.	275
6	Stone Energy Corp. ●	214
5	Sunoco, Inc.	205
4	Superior Energy Services, Inc. ●	169
15	Tesoro Corp. ●	396
3	Unit Corp. ●	202
42	Vaalco Energy, Inc. ●	294
12	Valero Energy Corp.	337
8	W&T Offshore, Inc.	221
13	Western Refining, Inc. ●	227
4	Whiting Petroleum Corp. ●	309
10	World Fuel Services Corp.	409
		11,549
	Food & Staples Retailing - 1.3%
4	BJ's Wholesale Club, Inc. ●	194
6	Casey's General Stores, Inc.	223
10	Ingles Markets, Inc.	188
7	Nash Finch Co.	254
5	Ruddick Corp.	199
12	Safeway, Inc.	303
21	Supervalu, Inc.	241
6	Village Super Market, Inc. Class A	153
		1,755
	Food, Beverage & Tobacco - 0.8%
4	Corn Products International, Inc.	198
2	Lorillard, Inc.	240
10	National Beverage Co.	145
11	Smithfield Foods, Inc. ●	247
10	Tyson Foods, Inc. Class A	208
		1,038
	Health Care Equipment & Services - 6.2%
9	America Service Group, Inc.	229
4	Amerigroup Corp. ●	286
12	Bio-Reference Laboratories ●	305
4	Catalyst Health Solutions ●	264
8	Centene Corp. ●	275
3	Chemed Corp.	234
10	Community Health Systems, Inc. ●	311
8	Coventry Health Care, Inc. ●	254
32	CryoLife, Inc. ●	185
3	DaVita, Inc. ●	220
3	Emergency Medical Services ●	192
25	Five Star Quality Care, Inc. ●	207
23	Health Net, Inc. ●	257
10	Health Management Associates, Inc. Class A ●	319
11	Hologic, Inc. ●	249
3	Humana, Inc. ●	251
11	Invacare Corp.	349
13	Kindred Healthcare, Inc. ●	327

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Health Care Equipment & Services - 6.2% - (continued)
5	LifePoint Hospitals, Inc. ●	$196
7	Lincare Holdings, Inc.	204
34	Merge Healthcare, Inc. ●	170
8	Merit Medical Systems, Inc. ●	184
6	Molina Healthcare, Inc. ●	245
7	Omnicare, Inc.	204
15	Owens & Minor, Inc.	519
9	Patterson Cos., Inc.	327
20	PharMerica Corp. ●	266
13	PSS World Medical, Inc. ●	376
12	Skilled Healthcare Group ●	148
57	Solta Medical, Inc. ●	207
19	Spectranetics Corp. ●	111
39	Tenet Healthcare Corp. ●	271
6	Wellcare Health Plans, Inc. ●	280
		8,422
	Household & Personal Products - 1.1%
3	Church & Dwight Co., Inc.	261
4	Herbalife Ltd.	386
8	Nu Skin Enterprises, Inc. Class A	256
33	Prestige Brands Holdings, Inc. ●	386
6	Usana Health Sciences, Inc. ●	212
		1,501
	Insurance - 2.6%
10	American Financial Group, Inc.	353
2	Arch Capital Group Ltd. ●	237
11	Aspen Insurance Holdings Ltd.	322
8	Axis Capital Holdings Ltd.	297
8	Brown & Brown, Inc.	217
31	CNO Financial Group, Inc. ●	247
13	First American Financial	206
28	Flagstone Reinsurance Holdings	234
7	HCC Insurance Holdings, Inc.	229
22	Meadowbrook Insurance Group, Inc.	228
7	Reinsurance Group of America, Inc.	448
5	Transatlantic Holdings, Inc.	255
10	United Fire & Casualty	194
		3,467
	Materials - 6.8%
8	AEP Industries, Inc. ●	246
4	Albemarle Corp.	282
12	Ball Corp.	463
8	Bemis Co., Inc.	252
30	Boise, Inc.	299
4	Cabot Corp.	195
3	Clearwater Paper Corp. ●	231
3	Compass Minerals Group, Inc.	268
11	Crown Holdings, Inc. ●	402
3	Eastman Chemical Co.	290
6	Ecolab, Inc.	310
5	Georgia Gulf Corp. ●	209
11	Graham Packaging Co., Inc. ●	244
10	H.B. Fuller Co.	225
39	Hecla Mining Co. ●	371
5	International Flavors & Fragrances, Inc.	313
6	Koppers Holdings, Inc.	270
21	Louisiana-Pacific Corp. ●	195
6	Minerals Technologies, Inc.	380
12	Myers Industries	126
13	Noranda Aluminium Holding Corp. ●	223
8	Olin Corp.	203
13	PolyOne Corp.	187
4	Reliance Steel & Aluminum	251
3	Rock Tenn Co. Class A	186
4	Rockwood Holdings, Inc. ●	255
17	Sealed Air Corp.	450
7	Sensient Technologies Corp.	251
2	Sherwin-Williams Co.	203
4	Silgan Holdings, Inc.	206
11	Sonoco Products Co.	388
10	STR Holdings, Inc. ●	168
5	Walter Energy, Inc.	724
		9,266
	Media - 1.9%
6	Arbitron, Inc.	235
46	Ballantyne Strong, Inc. ●	313
22	E.W. Scripps Co. ●	210
19	Gannett Co., Inc.	286
28	Interpublic Group of Cos., Inc.	329
4	John Wiley & Sons, Inc. Class A	194
96	Lee Enterprises, Inc. ●	137
6	Primedia, Inc.	30
17	Sinclair Broadcast Group, Inc. Class A	194
138	Sirius XM Radio, Inc. w/ Rights ●	274
11	Valassis Communications, Inc. ●	303
		2,505
	Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
5	Alexion Pharmaceuticals, Inc. ●	506
32	Cambrex Corp. ●	167
4	Cephalon, Inc. ●	297
10	Cepheid, Inc. ●	335
7	Charles River Laboratories International, Inc. ●	294
3	Covance, Inc. ●	218
5	Cubist Pharmaceuticals, Inc. ●	183
9	Endo Pharmaceuticals Holdings, Inc. ●	371
10	Genomic Health, Inc. ●	260
7	Impax Laboratories, Inc. ●	189
11	Incyte Corp. ●	200
6	Life Technologies Corp. ●	322
5	Medicis Pharmaceutical Corp. Class A	184
14	Myriad Genetics, Inc. ●	294
6	Par Pharmaceutical Cos., Inc. ●	196
34	PDL Biopharma, Inc.	220
9	PerkinElmer, Inc.	265
4	Regeneron Pharmaceuticals, Inc. ●	218
		4,719
	Real Estate - 8.3%
3	Alexandria Real Estate Equities, Inc.	230
14	AMB Property Corp.	514
5	Camden Property Trust	295
32	CB Richard Ellis Group, Inc. Class A ●	842
13	CBL & Associates Properties	238
79	Chimera Investment Corp.	321
14	Duke Realty, Inc.	206
6	Equity Lifestyle Properties, Inc.	338
2	Essex Property Trust, Inc.	318
11	Extra Space Storage, Inc.	227
2	Federal Realty Investment Trust	201
18	Forest City Enterprises, Inc. Class A ●	338
67	Glimcher Realty Trust	641
9	Health Care, Inc.	460

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Real Estate - 8.3% - (continued)
12	HFF, Inc. ●	$181
29	Investors Real Estate Trust	274
24	iStar Financial, Inc. ●	226
4	Jones Lang LaSalle, Inc.	456
5	Kilroy Realty Corp.	222
5	Liberty Property Trust	183
8	Macerich Co.	425
3	Mid-America Apartment Communities, Inc.	201
6	National Health Investors, Inc.	288
70	Newcastle Investment Corp. ●	444
9	Post Properties, Inc.	382
72	RAIT Financial Trust	175
11	Rayonier, Inc.	718
5	Realty Income Corp.	190
4	Regency Centers Corp.	198
3	SL Green Realty Corp.	239
46	Strategic Hotels & Resorts, Inc. ●	314
6	Sun Communities, Inc.	248
4	Taubman Centers, Inc.	244
23	U-Store-It	264
10	Weingarten Realty Investments	263
		11,304
	Retailing - 3.9%
10	Aeropostale, Inc. ●	247
9	Ascena Retail Group, Inc. ●	297
6	CarMax, Inc. ●	201
20	Chico's FAS, Inc.	289
12	Collective Brands, Inc. ●	251
8	Core-Mark Holding Co., Inc. ●	275
10	Foot Locker, Inc.	207
11	GameStop Corp. Class A ●	273
7	Genuine Parts Co.	355
14	Kirklands, Inc. ●	217
8	Men's Wearhouse, Inc.	212
8	PetSmart, Inc.	349
6	Pool Corp.	185
9	Rent-A-Center, Inc.	266
4	Ross Stores, Inc.	295
18	Sally Beauty Co., Inc. ●	263
17	Stein Mart, Inc.	189
4	The Buckle, Inc.	186
4	Tractor Supply Co.	254
62	Wet Seal, Inc. Class A ●	274
6	Williams-Sonoma, Inc.	247
		5,332
	Semiconductors & Semiconductor Equipment - 3.2%
37	Atmel Corp. ●	572
11	ATMI, Inc. ●	211
7	Ceva, Inc. ●	199
14	IXYS Corp. ●	228
72	LSI Corp. ●	529
8	Microsemi Corp. ●	191
27	Mindspeed Technologies, Inc. ●	243
7	MKS Instruments, Inc.	207
30	ON Semiconductor Corp. ●	320
34	Photronics, Inc. ●	294
44	PMC - Sierra, Inc. ●	356
35	Silicon Image, Inc. ●	293
14	Standard Microsystems Corp. ●	372
19	Tessera Technologies, Inc. ●	381
		4,396
	Software & Services - 8.6%
76	Actuate Corp. ●	441
9	Amdocs Ltd. ●	280
3	Ansys, Inc. ●	184
7	Ariba, Inc. ●	236
7	Blackbaud, Inc.	197
46	CIBER, Inc. ●	262
2	Citrix Systems, Inc. ●	202
7	Commvault Systems, Inc. ●	276
13	Computer Task Group, Inc. ●	198
22	Convio, Inc. ●	267
13	CSG Systems International, Inc. ●	281
21	Epicor Software Corp. ●	264
2	Factset Research Systems, Inc.	235
5	Fortinet, Inc. ●	219
7	Gartner, Inc. Class A ●	281
8	Global Payments, Inc.	399
5	Informatica Corp. ●	253
9	j2 Global Communications, Inc. ●	280
7	Jack Henry & Associates, Inc.	238
52	Lionbridge Technologies ●	174
5	Logmein, Inc. ●	220
39	Magma Design Automation, Inc. ●	245
7	Manhattan Associates, Inc. ●	256
2	MAXIMUS, Inc.	176
7	Micros Systems ●	369
66	MoneyGram International, Inc. ●	261
7	Netscout Systems, Inc. ●	179
10	Neustar, Inc. ●	263
11	Nuance Communications, Inc. ●	224
5	Opnet Technologies, Inc.	203
7	Progress Software Corp. ●	202
7	Quest Software, Inc. ●	191
6	Red Hat, Inc. ●	296
10	SAIC, Inc. ●	179
8	Solarwinds, Inc. ●	203
8	SRA International, Inc. ●	236
7	Synopsys, Inc. ●	204
62	TeleCommunication Systems, Inc. Class A ●	286
34	Telenav, Inc. ●	460
9	TeleTech Holdings, Inc. ●	173
9	Tibco Software, Inc. ●	270
13	Total System Services, Inc.	238
3	Travelzoo, Inc. ●	248
4	Ultimate Software ●	233
49	United Online, Inc.	324
14	Vasco Data Security International ●	168
6	VeriSign, Inc.	203
		11,677
	Technology Hardware & Equipment - 3.5%
13	Arris Group, Inc. ●	161
12	AVX Corp.	201
11	Benchmark Electronics, Inc. ●	178
7	Blue Coat Systems, Inc. ●	193
45	Brocade Communications Systems, Inc. ●	279
11	Comtech Telecommunications Corp.	319
7	Echostar Corp. ●	267

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Technology Hardware & Equipment - 3.5% - (continued)
10	Electro Rent Corp.		$164
19	Emulex Corp. ●		188
10	Ingram Micro, Inc. ●		182
4	Interdigital, Inc.		185
12	Jabil Circuit, Inc.		233
8	Lexmark International, Inc. ADR ●		262
10	Molex, Inc.		262
6	Park Electrochemical Corp.		183
3	Polycom, Inc. ●		179
22	QLogic Corp. ●		398
8	Riverbed Technology, Inc. ●		292
13	Seagate Technology		233
43	Tellabs, Inc.		209
6	Vishay Precision Group, Inc. ●		104
			4,672
	Telecommunication Services - 1.6%
4	AboveNet, Inc.		283
99	Cincinnati Bell, Inc. ●		297
6	Crown Castle International Corp. ●		237
30	Frontier Communications Corp.		246
9	SBA Communications Corp. ●		334
13	USA Mobility, Inc.		207
55	Vonage Holdings Corp. ●		286
20	Windstream Corp.		251
			2,141
	Transportation - 3.6%
20	Air Transport Services Group, Inc. ●		161
4	Alexander & Baldwin, Inc.		190
4	C.H. Robinson Worldwide, Inc.		297
5	Expeditors International of Washington, Inc.		293
7	Forward Air Corp.		227
23	Heartland Express, Inc.		392
8	Hub Group, Inc. ●		303
10	J.B. Hunt Transport Services, Inc.		488
4	Kansas City Southern ●		241
14	Knight Transportation, Inc.		249
7	Landstar System, Inc.		353
7	Old Dominion Freight Line, Inc. ●		269
10	Park-Ohio Holdings Corp. ●		218
30	Pinnacle Airlines Corp. ●		163
11	SkyWest, Inc.		179
9	United Continental Holdings, Inc. ●		216
28	US Airways Group, Inc. ●		254
11	UTI Worldwide, Inc.		239
7	Werner Enterprises, Inc.		190
			4,922
	Utilities - 5.2%
34	AES Corp. ●		446
5	AGL Resources, Inc.		203
7	Alliant Energy Corp.		295
5	American States Water		190
9	American Water Works Co., Inc.		263
5	Atmos Energy Corp.		190
5	California Water Service Group		182
23	CenterPoint Energy, Inc.		431
14	CMS Energy Corp.		273
14	DPL, Inc.		412
8	El Paso Electric Co. ●		250
6	Energen Corp.		391
61	GenOn Energy, Inc. ●		238
4	ITC Holdings Corp.		266
12	MDU Resources Group, Inc.		283
12	N.V. Energy, Inc.		187
4	National Fuel Gas Co.		268
6	Nstar Co.		298
8	Oneok, Inc.		552
6	Pinnacle West Capital Corp.		269
12	PPL Corp.		316
7	SCANA Corp.		275
18	TECO Energy, Inc.		344
7	UniSource Energy Corp.		272
			7,094
	Total common stocks
	(cost $114,719)		$133,076

	Total long-term investments
	(cost $114,719)		$133,076

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 1.9%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $506,
	collateralized by U.S. Treasury Note 1.38%,
	2012, value of $517)
$506	0.02%, 4/29/2011		$506
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $988,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $1,008)
988	0.02%, 4/29/2011		988
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $611,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $623)
611	0.03%, 4/29/2011		611
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $488, collateralized by U.S.
	Treasury Note 2.63%, 2020, value of $498)
488	0.03%, 4/29/2011		488
			2,593
	U.S. Treasury Bills - 0.2%
300	0.06%, 7/28/2011 □○		300

	Total short-term investments
	(cost $2,893)		$2,893

	Total investments
	(cost $117,612) ▲	100.4%	$135,969
	Other assets and liabilities	(0.4)%	(515)
	Total net assets	100.0%	$135,454

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.4% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $118,348 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,581
Unrealized Depreciation	(1,960)
Net Unrealized Appreciation	$17,621

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
Russell 2000 Mini	15	Long	06/17/2011	$1,296	$1,249	$47
S&P Mid 400 Mini	18	Long	06/17/2011	1,824	1,762	62
						$109

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$133,076	$133,076	$–	$–
Short-Term Investments	2,893	–	2,893	–
Total	$135,969	$133,076	$2,893	$–
Futures *	109	109	–	–
Total	$109	$109	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $117,612)	$135,969
Cash	20
Receivables:
Investment securities sold	1,966
Fund shares sold	369
Dividends and interest	49
Variation margin	13
Other assets	34
Total assets	138,420
Liabilities:
Payables:
Investment securities purchased	1,320
Fund shares redeemed	1,600
Investment management fees	14
Distribution fees	4
Variation margin	1
Accrued expenses	27
Total liabilities	2,966
Net assets	$135,454
Summary of Net Assets:
Capital stock and paid-in-capital	$136,771
Accumulated distribution in excess of net investment income	(28)
Accumulated net realized loss on investments	(19,755)
Unrealized appreciation of investments	18,466
Net assets	$135,454

Shares authorized	800,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.48/$12.15
Shares outstanding	4,796
Net assets	$55,037
Class B: Net asset value per share	$11.05
Shares outstanding	552
Net assets	$6,106
Class C: Net asset value per share	$10.97
Shares outstanding	1,102
Net assets	$12,086
Class Y: Net asset value per share	$11.74
Shares outstanding	5,300
Net assets	$62,225

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$976
Interest	2
Less: Foreign tax withheld	—
Total investment income	978

Expenses:
Investment management fees	453
Transfer agent fees	91
Distribution fees
Class A	63
Class B	29
Class C	55
Custodian fees	8
Accounting services fees	7
Registration and filing fees	34
Board of Directors' fees	1
Audit fees	3
Other expenses	13
Total expenses (before waivers)	757
Expense waivers	(25)
Transfer agent fee waivers	(4)
Total waivers	(29)
Total expenses, net	728
Net Investment Income	250
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	14,504
Net realized gain on futures	636
Net Realized Gain on Investments and Other Financial Instruments	15,140
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	9,298
Net unrealized appreciation of futures	1
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	9,299
Net Gain on Investments and Other Financial Instruments	24,439
Net Increase in Net Assets Resulting from Operations	$24,689

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$250	$177
Net realized gain on investments and other financial instruments	15,140	17,283
Net unrealized appreciation (depreciation) of investments and other financial instruments	9,299	(1,545)
Net Increase In Net Assets Resulting From Operations	24,689	15,915
Distributions to Shareholders:
From net investment income
Class A	(137)	—
Class Y	(318)	—
Total distributions	(455)	—
Capital Share Transactions:
Class A	(1,205)	12,741	*
Class B	(484)	1,031	†
Class C	(144)	2,555	‡
Class Y	9,000	35,368	§
Net increase from capital share transactions	7,167	51,695
Net Increase In Net Assets	31,401	67,610
Net Assets:
Beginning of period	104,053	36,443
End of period	$135,454	$104,053
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(28)	$177

*	Includes merger activity in the amount of $15,788.
†	Includes merger activity in the amount of $2,209.
‡	Includes merger activity in the amount of $3,087.
§	Includes merger activity in the amount of $31,354.

The accompanying notes are an integral part of these financial statements.

14

The Hartford SmallCap Growth Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

18

b)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$13	$—	$—	$13
Total	$—	$—	$—	$13	$—	$—	$13

Liabilities:
Variation margin payable *	$—	$—	$—	$1	$—	$—	$1
Total	$—	$—	$—	$1	$—	$—	$1

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $109 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$636	$—	$—	$636
Total	$—	$—	$—	$636	$—	$—	$636

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$1	$—	$—	$1
Total	$—	$—	$—	$1	$—	$—	$1

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$177
Accumulated Capital Losses *	(34,051)
Unrealized Appreciation †	8,323
Total Accumulated Deficit	$(25,551)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Net Realized Gain (Loss) on Investments	$1,738
Capital Stock and Paid-In-Capital	(1,738)

20

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$6,054
2017	27,997
Total	$34,051

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund had $1,732 in expired capital loss carryforwards and utilized $16,203 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.30%	2.05%	2.05%	0.85%

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $88 and contingent deferred sales charges of $6 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $5. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

22

	Impact from Payment from Affiliate for	Total Return Excluding Payment from
	Trading Reimbursements for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.13%	25.00%
Class B	0.13	23.67
Class C	0.13	23.77
Class Y	0.13	23.35

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$115,770
Sales Proceeds Excluding U.S. Government Obligations	108,500

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	602	13	(734)	—	(119)	1,109	—	(1,459)	1,898	1,548
Amount	$6,315	$132	$(7,652)	$—	$(1,205)	$9,396	$—	$(12,443)	$15,788	$12,741
Class B
Shares	19	—	(67)	—	(48)	57	—	(198)	274	133
Amount	$203	$—	$(687)	$—	$(484)	$469	$—	$(1,647)	$2,209	$1,031
Class C
Shares	146	—	(162)	—	(16)	249	—	(318)	386	317
Amount	$1,482	$—	$(1,626)	$—	$(144)	$2,045	$—	$(2,577)	$3,087	$2,555
Class Y
Shares	1,089	30	(249)	—	870	501	—	(30)	3,689	4,160
Amount	$11,553	$318	$(2,871)	$—	$9,000	$4,296	$—	$(282)	$31,354	$35,368
Total
Shares	1,856	43	(1,212)	—	687	1,916	—	(2,005)	6,247	6,158
Amount	$19,553	$450	$(12,836)	$—	$7,167	$16,206	$—	$(16,949)	$52,438	$51,695

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	12	$125
For the Year Ended October 31, 2010	25	$216

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

23

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

24

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25

The Hartford Small/Mid Cap Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$9.37	$0.02	$–	$2.12	$2.14	$(0.03)	$–	$–	$(0.03)	$2.11	$11.48
B	9.04	(0.03)	–	2.04	2.01	–	–	–	–	2.01	11.05
C	8.97	(0.02)	–	2.02	2.00	–	–	–	–	2.00	10.97
Y	9.60	0.04	–	2.17	2.21	(0.07)	–	–	(0.07)	2.14	11.74

For the Year Ended October 31, 2010 (F)
A	7.49	0.02	–	1.86	1.88	–	–	–	–	1.88	9.37
B	7.27	(0.05)	–	1.82	1.77	–	–	–	–	1.77	9.04
C	7.21	(0.04)	–	1.80	1.76	–	–	–	–	1.76	8.97
Y	7.64	0.05	–	1.91	1.96	–	–	–	–	1.96	9.60

For the Year Ended October 31, 2009 (F)
A	6.04	–	–	1.45	1.45	–	–	–	–	1.45	7.49
B	5.89	(0.02)	–	1.40	1.38	–	–	–	–	1.38	7.27
C	5.86	(0.04)	–	1.39	1.35	–	–	–	–	1.35	7.21
Y	6.15	0.01	–	1.48	1.49	–	–	–	–	1.49	7.64

For the Year Ended October 31, 2008
A	12.73	–	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	(6.69)	6.04
B	12.50	(0.06)	–	(4.97)	(5.03)	–	(1.58)	–	(1.58)	(6.61)	5.89
C	12.46	(0.08)	–	(4.94)	(5.02)	–	(1.58)	–	(1.58)	(6.60)	5.86
Y	12.88	0.05	–	(5.20)	(5.15)	–	(1.58)	–	(1.58)	(6.73)	6.15

For the Year Ended October 31, 2007
A	11.28	(0.05)	–	1.98	1.93	–	(0.48)	–	(0.48)	1.45	12.73
B	11.14	(0.11)	–	1.95	1.84	–	(0.48)	–	(0.48)	1.36	12.50
C	11.13	(0.13)	–	1.94	1.81	–	(0.48)	–	(0.48)	1.33	12.46
Y	11.36	(0.57)	–	2.57	2.00	–	(0.48)	–	(0.48)	1.52	12.88

For the Year Ended October 31, 2006
A	10.14	(0.08)	–	1.32	1.24	–	(0.10)	–	(0.10)	1.14	11.28
B	10.08	(0.15)	–	1.31	1.16	–	(0.10)	–	(0.10)	1.06	11.14
C	10.08	(0.15)	–	1.30	1.15	–	(0.10)	–	(0.10)	1.05	11.13
Y	10.17	(0.04)	–	1.33	1.29	–	(0.10)	–	(0.10)	1.19	11.36

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using average shares outstanding method.
(G)
During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

22.86	%(D)	$55,037	1.36	%(E)	1.30	%(E)	1.30	%(E)	0.34	%(E)	92%
22.23	(D)	6,106	2.30	(E)	2.05	(E)	2.05	(E)	(0.41	) (E)	–
22.30	(D)	12,086	2.13	(E)	2.05	(E)	2.05	(E)	(0.41	) (E)	–
23.07	(D)	62,225	0.86	(E)	0.85	(E)	0.85	(E)	0.75	(E)	–

25.10		46,068	1.45		1.31		1.31		0.19		399	(G)
24.35		5,420	2.39		2.06		2.06		(0.55)		–
24.41		10,025	2.22		2.06		2.06		(0.56)		–
25.65		42,540	0.89		0.87		0.87		0.65		–

24.01		25,208	1.76		1.21		1.21		0.03		172
23.43		3,396	2.89		1.59		1.59		(0.37)		–
23.04		5,778	2.59		1.88		1.88		(0.67)		–
24.23		2,061	1.01		0.95		0.95		0.18		–

(45.38)		21,304	1.50		1.35		1.35		0.05		292
(45.59)		2,584	2.56		1.82		1.82		(0.63)		–
(45.67)		3,002	2.39		1.99		1.99		(0.89)		–
(45.12)		136	0.98		0.95		0.95		0.67		–

17.76	(H)	22,074	1.60		1.37		1.37		(0.43)		186
17.15	(H)	4,509	2.55		1.96		1.96		(1.01)		–
16.89	(H)	4,772	2.40		2.12		2.12		(1.17)		–
18.28	(H)	115	1.11		1.03		1.03		(0.44)		–

12.31		23,542	1.69		1.50		1.50		(0.85)		99
11.58		3,725	2.67		2.11		2.11		(1.46)		–
11.48		3,861	2.52		2.26		2.26		(1.60)		–
12.77		28,868	1.13		1.11		1.11		(0.45)		–

27

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,228.55	$7.18	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class B	$1,000.00	$1,222.35	$11.30	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class C	$1,000.00	$1,222.97	$11.30	$1,000.00	$1,014.63	$10.24	2.05	181	365
Class Y	$1,000.00	$1,230.73	$4.70	$1,000.00	$1,020.58	$4.26	0.85	181	365

31

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SMC11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Strategic Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

• Are you concerned about inflation and its effects on your portfolio?

• Is your portfolio prepared for rising interest rates?

• Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Strategic Income Fund inception 05/31/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Strategic Income A#	3.87%	8.83%	5.11%
Strategic Income A##		3.93%	3.88%
Strategic Income B#	3.58%	7.98%	4.27%
Strategic Income B##		2.98%	3.63%
Strategic Income C#	3.60%	8.02%	4.38%
Strategic Income C##		7.02%	4.38%
Strategic Income I#	4.10%	9.20%	5.44%
Strategic Income Y#	4.16%	9.20%	6.27%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.41%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class Y shares commenced operations on 8/31/07. Accordingly, the "Since Inception" performance shown for Class Y shares is since that date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Michael Bacevich	Nasri Toutoungi	Joseph Portera
Managing Director	Managing Director	Executive Vice President

Michael Gray, CFA
Managing Director

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 3.87%, before sales charge, for the six-month period ended April 30, 2011, versus the Fund’s benchmark return of 0.02% for the Barclays Capital U.S. Aggregate Bond Index, and the 3.09% return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund outperformed its benchmark over the six-month period ended April 30, 2011. Despite our long duration position, we remained significantly underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Government Bonds sector, as spreads contracted over the six-month time frame, allocations to riskier sectors including High Yield (HY), Bank Loans, Commercial Mortgage Backed Securities (CMBS) and Emerging Market Debt (EMD) contributed significantly to Fund outperformance.

The only asset class that underperformed U.S. Treasuries during the reporting period was EMD securities, which had a return of -2.3% for benchmark eligible bonds, versus the -1.5% return of U.S. Treasuries. Our decision to actively add non-index EM names allowed us to outperform the EMD part of the benchmark by 400 bps, which was positive to the Fund’s overall excess return relative to the index. A combination of high yield sovereign, corporate issuers and exposure to Mexican Peso and Brazilian Real denominated bonds drove excess return in the period.

We continue to maintain significant exposure to HY and elected to increase exposure to bank loans from approximately 5% at the end of October 2010 to approximately 10% by the end of April as our bank loan team was able to find attractive issues that offered a significant yield advantage. The same factors that have worked for several quarters continue to drive spreads tighter in these sectors; positive earnings, further balance sheet repair and ample liquidity.

What is the outlook?

As we approach the end of the Federal Reserve’s Quantitative Easing program (QE2), we still remain skeptical that the lasting effects of QE2 will lead us to sustainable economic expansion. However, we believe that the other unstated goal of QE2 of supporting asset prices has been fulfilled. On the balance, we feel that fundamentals continue to support credit but valuations are stretched, and we will look for opportunities to reduce or hedge credit exposure. Small business confidence, employment and the consumer dominate our strategic view as the “normal” route out of economic malaise and towards sustainable growth. Given the dichotomy between U.S. monetary policy and the rest of the world, we will also look to increase exposure to non-dollar bonds in markets that are well ahead of the Fed in terms of monetary policy and have a more favorable medium term fiscal position. Over the next few quarters, we see potential factors that could lead to increased volatility in rates and credit: first, the end of U.S. fiscal stimulus as the White House and the Congress grapple with the unsustainable fiscal situation; additionally, the sovereign credit crisis in Europe will likely add volatility to European rates and currencies (we remain negative on the Euro). Finally, inflation, which has been mainly a developing economy story, has led to tighter policy abroad and could impact net exports.

3

Distribution by Credit Quality
as of April 30, 2011

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	8.1%
Aa / AA	0.6
A	7.4
Baa / BBB	18.4
Ba / BB	11.9
B	25.5
Caa / CCC or Lower	8.8
Unrated	3.4
U.S. Government Securities	8.6
Cash	5.5
Other Assets & Liabilities	1.8
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used.  "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Security Type
as of April 30, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	7.6%
Call Options Purchased	0.1
Common Stocks	0.3
Corporate Bonds: Investment Grade	26.4
Corporate Bonds: Non-Investment Grade	38.0
Municipal Bonds	1.5
Preferred Stocks	1.3
Put Options Purchased	0.1
Senior Floating Rate Interests: Non-Investment Grade	10.6
U.S. Government Agencies	0.1
U.S. Government Securities	8.2
Warrants	0.0
Short-Term Investments	4.0
Other Assets and Liabilities	1.8
Total	100.0%

Diversification by Industry
as of April 30, 2011

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	1.8%
Administrative Waste Management and Remediation	0.5
Agriculture, Forestry, Fishing and Hunting	0.5
Air Transportation	0.9
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	4.5
Beverage and Tobacco Product Manufacturing	1.3
Chemical Manufacturing	1.2
Computer and Electronic Product Manufacturing	0.9
Construction	0.8
Finance and Insurance	21.3
Food Manufacturing	0.5
Food Services	1.1
Foreign Governments	14.4
General Obligations	1.5
Health Care and Social Assistance	1.3
Information	6.6
Machinery Manufacturing	0.7
Management of Companies and Enterprises	0.1
Mining	3.2
Miscellaneous Manufacturing	0.2
Motor Vehicle & Parts Manufacturing	1.4
Paper Manufacturing	0.8
Petroleum and Coal Products Manufacturing	4.4
Pipeline Transportation	0.7
Primary Metal Manufacturing	1.2
Professional, Scientific and Technical Services	2.9
Real Estate and Rental and Leasing	1.5
Retail Trade	3.2
Truck Transportation	0.8
U.S. Government Agencies	0.1
U.S. Government Securities	8.2
Utilities	2.4
Water Transportation	0.6
Wholesale Trade	0.7
Other Securities
Automobiles & Components	1.0
Banks	0.3
Energy	0.3
Food, Beverage & Tobacco	0.0
Foreign Currency Option Contract	0.2
Interest Rate Option Contract	0.0
Short-Term Investments	4.0
Other Assets and Liabilities	1.8
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 7.6%
		Finance and Insurance - 7.6%
		Banc of America Commercial Mortgage, Inc.
	$190	5.48%, 01/15/2049	$196
	230	5.66%, 06/10/2049 Δ	248
		Banc of America Large Loan
	1,227	1.97%, 11/15/2015 ■Δ	1,172
	650	5.33%, 12/16/2043 ■	664
	550	5.65%, 06/15/2049 ■Δ	569
		Bayview Financial Acquisition Trust
	250	0.00%, 08/28/2047 ●	62
		Citigroup Commercial Mortgage Trust
	460	5.70%, 12/10/2049 Δ	480
	410	5.89%, 12/10/2049 Δ	454
		Citigroup Commercial Mortgage Trust Class A4
	1,000	5.82%, 12/10/2049 Δ	1,120
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	1,140	5.32%, 12/11/2049	1,224
	340	5.62%, 10/15/2048	374
	755	5.89%, 11/15/2044	837
		Commercial Mortgage Pass-Through Certificates
	2,487	5.30%, 07/10/2046 ■►	278
	2,699	8.25%, 10/01/2020 ■►	113
		Credit Suisse Mortgage Capital Certificates
	888	5.31%, 12/15/2039	950
	465	5.34%, 12/15/2039	479
		Credit-Based Asset Servicing and Securitization
	67	0.48%, 05/25/2036 ■Δ	59
		Crest Clarendon Street
	254	0.79%, 12/28/2017 ■Δ	246
		CW Capital Cobalt Ltd.
	460	5.48%, 04/15/2047	484
		GMAC Mortgage Corp. Loan Trust
	401	6.05%, 12/25/2037 Δ	271
		GMAC Mortgage Servicer Advance Funding
	1,330	3.72%, 03/15/2023 ■	1,341
		Goldman Sachs Mortgage Securities Corp. II
	655	5.56%, 11/10/2039	716
	4,067	6.00%, 08/10/2020 ■►	386
		Goldman Sachs Mortgage Securities Corp. II Class A4
	370	6.00%, 08/10/2045 Δ	402
		Greenwich Capital Commercial Funding Corp.
	622	0.00%, 11/05/2021 ⌂●	–
	910	5.44%, 03/10/2039 Δ	989
		IMPAC Commercial Mortgage Backed Trust
	225	1.71%, 02/25/2036 Δ	162
		JP Morgan Chase Commercial Mortgage Securities Corp.
	1,711	0.72%, 02/15/2019 ■Δ	1,633
	280	5.32%, 12/15/2044 Δ	294
	890	5.34%, 05/15/2047	948
	796	5.42%, 01/15/2049	863
	270	5.44%, 06/12/2047 Δ	293
	375	5.46%, 01/15/2049 Δ	363
	455	5.46%, 12/12/2043	472
	1,260	6.00%, 09/15/2020 ■►	137
	1,360	10.00%, 10/15/2020 ■►	62
		LB-UBS Commercial Mortgage Trust
	620	5.42%, 02/15/2040 Δ	673
	500	5.43%, 02/15/2040	542
		Merrill Lynch Mortgage Trust
	355	5.11%, 07/12/2038 Δ	377
	975	5.83%, 06/12/2050 Δ	1,025
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	370	5.17%, 12/12/2049 Δ	398
	535	5.20%, 12/12/2049	549
	845	5.38%, 08/12/2048	901
	465	5.48%, 03/12/2051 Δ	497
		Morgan Stanley Capital I
	270	5.33%, 12/15/2043	291
	698	5.60%, 04/12/2049 Δ	717
		Morgan Stanley Reremic Trust
	940	5.81%, 08/12/2045 ■Δ	986
		NCUA Guaranteed Notes
	457	2.90%, 10/29/2020	452
		RBSCF Trust
	640	5.51%, 04/16/2047 ■Δ	661
		Renaissance Home Equity Loan Trust
	585	5.58%, 11/25/2036 Δ	435
		Residential Funding Mortgage Securities, Inc.
	1,380	6.00%, 07/25/2037 ⌂	1,197
		Sovereign Commercial Mortgage Securities
	896	5.83%, 07/22/2030 ■Δ	926
		Wachovia Bank Commercial Mortgage Trust
	330	5.34%, 11/15/2048	342
	715	5.51%, 04/15/2047	757
		Wells Fargo Alternative Loan Trust
	459	6.25%, 11/25/2037 ⌂	397
			31,464
		Total asset & commercial mortgage backed securities
		(cost $29,638)	$31,464

CORPORATE BONDS: INVESTMENT GRADE - 26.4%
		Arts, Entertainment and Recreation - 0.3%
		Time Warner Cable, Inc.
	$900	8.25%, 04/01/2019	$1,117

		Beverage and Tobacco Product Manufacturing - 1.1%
		Altria Group, Inc.
	671	10.20%, 02/06/2039	982
		Anheuser-Busch InBev N.V.
BRL	5,200	9.75%, 11/17/2015	3,405
			4,387
		Chemical Manufacturing - 0.8%
		Dow Chemical Co.
	1,645	8.55%, 05/15/2019	2,109

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.4% - (continued)
		Chemical Manufacturing - 0.8% - (continued)
		Yara International ASA
	$970	7.88%, 06/11/2019 ■	$1,185
			3,294
		Computer and Electronic Product Manufacturing - 0.1%
		Seagate Technology International
	413	10.00%, 05/01/2014 ■	485

		Finance and Insurance - 5.9%
		Asciano Finance
	848	5.00%, 04/07/2018 ■	863
		Asciano Finance Ltd.
	673	3.13%, 09/23/2015 ■	658
		Banco de Credito del Peru/Panama
	2,000	4.75%, 03/16/2016 ■	1,940
		Bank of America Corp.
	450	7.38%, 05/15/2014	513
		BankBoston Capital Trust
	2,800	1.06%, 06/15/2027 Δ	2,242
		Citigroup, Inc.
	495	8.13%, 07/15/2039	637
	711	8.50%, 05/22/2019	886
		Corpoacion Andina De Fomento
	1,500	3.75%, 01/15/2016	1,520
	1,675	8.13%, 06/04/2019	2,036
		Huntington Bancshares, Inc.
	630	7.00%, 12/15/2020	705
		Icici Bank Ltd.
	1,100	5.75%, 11/16/2020 ■	1,104
		JP Morgan Chase Capital II
	230	0.80%, 02/01/2027 Δ	196
		Macquarie Bank Ltd.
	2,000	6.63%, 04/07/2021 ■	2,070
		Myriad International Holdings B.V.
	1,965	6.38%, 07/28/2017 ■	2,103
		Nationwide Mutual Insurance Co.
	980	9.38%, 08/15/2039 ■	1,233
		Rabobank Netherlands
	834	11.00%, 06/30/2019 ■♠	1,088
		Santander Holdings USA
	738	4.63%, 04/19/2016	762
		Vnesheconombank
	2,000	5.45%, 11/22/2017 ■	2,045
		VTB Capital S.A.
	2,000	6.55%, 10/13/2020 ■	2,033
			24,634
		Foreign Governments - 11.3%
		Australia (Commonwealth of)
AUD	8,075	4.75%, 06/15/2016	8,652
		Banco Nacional De Desenvolvimento
	980	5.50%, 07/12/2020 ■	1,001
		Brazil (Republic of)
BRL	4,255	12.50%, 01/05/2016	3,145
		Canada (Government of)
CAD	8,000	2.00%, 03/01/2014 - 06/01/2016	8,335
		Hungary (Republic of)
	2,000	4.75%, 02/03/2015	2,032
		Ireland (Republic of)
EUR	1,750	4.60%, 04/18/2016	1,901
EUR	2,000	5.40%, 03/13/2025	2,041
		Mexican Bonos De Desarrollo
MXN	23,675	8.00%, 06/11/2020	2,168
MXN	48,770	9.00%, 12/20/2012	4,484
		Norway (Kingdom of)
NOK	22,000	3.75%, 05/25/2021	4,212
		Panama (Republic of)
	1,890	7.13%, 01/29/2026	2,266
		South Africa (Republic of)
	200	6.88%, 05/27/2019	233
		UK Treasury
GBP	2,400	4.50%, 03/07/2013	4,257
		United Mexican States
	1,846	5.95%, 03/19/2019	2,074
			46,801
		Health Care and Social Assistance - 0.3%
		CVS Corp.
	1,300	8.35%, 07/10/2031 ■	1,577

		Information - 1.0%
		Cellco Partnership - Verizon Wireless Capital
	587	8.50%, 11/15/2018 ‡	762
		Qwest Corp.
	1,050	7.25%, 10/15/2035 ‡	1,064
		Rogers Cable, Inc.
	390	8.75%, 05/01/2032	502
		Telemar Norte Leste S.A.
	2,075	5.50%, 10/23/2020 ■	2,023
			4,351
		Management of Companies and Enterprises - 0.1%
		Votorantim Participacoes
	210	6.75%, 04/05/2021 ■	224

		Mining - 1.4%
		Anglo American Capital plc
	967	9.38%, 04/08/2014 - 04/08/2019 ■	1,185
		Rio Tinto Finance USA Ltd.
	320	9.00%, 05/01/2019	427
		Southern Copper Corp.
	660	6.75%, 04/16/2040	647
		Teck Resources Ltd.
	2,790	10.75%, 05/15/2019	3,568
			5,827
		Petroleum and Coal Products Manufacturing - 2.2%
		Gazprom International S.A.
	1,664	7.20%, 02/01/2020 §	1,802
		Kazmunaigaz Finance Sub B.V.
	1,650	11.75%, 01/23/2015 ■	2,062
		Nabors Industries, Inc.
	634	9.25%, 01/15/2019	815
		Pemex Project Funding Master Trust
	1,000	6.63%, 06/15/2035	1,015
		Petrobras International Finance Co.
	1,780	6.88%, 01/20/2040	1,872
		Rowan Cos., Inc.
	813	7.88%, 08/01/2019	981
		Valero Energy Corp.
	441	9.38%, 03/15/2019	573
			9,120

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.4% - (continued)
	Primary Metal Manufacturing - 0.6%
	Alcoa, Inc.
$660	5.40%, 04/15/2021	$670
665	6.15%, 08/15/2020	716
	ArcelorMittal
860	9.00%, 02/15/2015	1,035
		2,421
	Retail Trade - 0.7%
	Ahold Lease USA, Inc.
1,321	8.62%, 01/02/2025	1,546
	Cencosud S.A.
995	5.50%, 01/20/2021 ■	991
		2,537
	Utilities - 0.2%
	E.CL S.A.
900	5.63%, 01/15/2021 ■	911

	Water Transportation - 0.4%
	SCF Capital Ltd.
1,600	5.38%, 10/27/2017 ■	1,578

	Total corporate bonds: investment grade
	(cost $101,494)	$109,264

CORPORATE BONDS: NON-INVESTMENT GRADE - 38.0%
	Accommodation and Food Services - 1.3%
	Marina District Finance Co., Inc.
$1,285	9.50%, 10/15/2015 ■	$1,378
	MGM Mirage, Inc.
135	10.38%, 05/15/2014	156
2,490	11.13%, 11/15/2017	2,895
	MGM Resorts International
729	11.38%, 03/01/2018	831
		5,260
	Agriculture, Forestry, Fishing and Hunting - 0.5%
	American Seafood Group LLC
1,030	10.75%, 05/15/2016 ■	1,112
	Sino-Forest Corp.
1,110	6.25%, 10/21/2017 ■	1,091
		2,203
	Air Transportation - 0.3%
	Continental Airlines, Inc.
245	7.03%, 06/15/2011	245
	GOL Finance
975	9.25%, 07/20/2020 ■	1,043
		1,288
	Apparel Manufacturing - 0.2%
	Quiksilver, Inc.
755	6.88%, 04/15/2015	745

	Arts, Entertainment and Recreation - 3.7%
	Cequel Communication LLC
1,381	8.63%, 11/15/2017 ■	1,481
	Citycenter Holdings LLC
740	10.75%, 01/15/2017 ■	757
	Clubcorp Club Operations, Inc.
2,327	10.00%, 12/01/2018 ■	2,379
	FireKeepers Development Authority
1,020	13.88%, 05/01/2015 ■	1,201
	Knight Ridder, Inc.
3,375	6.88%, 03/15/2029	2,228
	McClatchy Co.
2,223	11.50%, 02/15/2017	2,429
	NAI Entertainment Holdings LLC
1,669	8.25%, 12/15/2017 ■	1,803
	Pinnacle Entertainment
205	8.63%, 08/01/2017	225
	TL Acquisitions, Inc.
1,372	13.25%, 07/15/2015 ■	1,447
	XM Satellite Radio, Inc.
1,332	13.00%, 08/01/2013 ■	1,582
		15,532
	Beverage and Tobacco Product Manufacturing - 0.2%
	Constellation Brands, Inc.
1,001	8.38%, 12/15/2014	1,139

	Computer and Electronic Product Manufacturing - 0.7%
	Magnachip Semiconductor
2,294	10.50%, 04/15/2018	2,586

	Construction - 0.8%
	KB Home & Broad Home Corp.
450	6.38%, 08/15/2011	453
	Odebrecht Finance Ltd.
2,200	7.00%, 04/21/2020 §	2,398
	Urbi Desarrollos Urbanos
400	9.50%, 01/21/2020 §	448
		3,299
	Finance and Insurance - 7.2%
	Ally Financial, Inc.
1,156	7.50%, 09/15/2020 ■	1,260
	CIT Group, Inc.
7,875	7.00%, 05/01/2017	7,939
	Discover Financial Services, Inc.
910	10.25%, 07/15/2019	1,203
	Ford Motor Credit Co.
1,710	6.63%, 08/15/2017	1,883
439	12.00%, 05/15/2015	560
	Hub International Holdings, Inc.
297	9.00%, 12/15/2014 ■	309
	Liberty Mutual Group, Inc.
1,759	10.75%, 06/15/2058 ■	2,392
	Offshore Group Investments Ltd.
2,223	11.50%, 08/01/2015	2,481
	Penson Worldwide, Inc.
1,128	12.50%, 05/15/2017 ■	1,182
	Provident Funding Associates L.P.
807	10.13%, 02/15/2019 ■	842
1,910	10.25%, 04/15/2017 ■	2,130
	SLM Corp.
3,895	6.25%, 01/25/2016	4,130
	Springleaf Finance Corp.
3,638	6.90%, 12/15/2017	3,411
		29,722

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 38.0% - (continued)
	Food Manufacturing - 0.5%
	Smithfield Foods, Inc.
$1,902	10.00%, 07/15/2014	$2,254

	Food Services - 1.1%
	Arcos Dorados S.A.
1,335	7.50%, 10/01/2019 ■	1,455
	Landry's Restaurants, Inc.
2,781	11.63%, 12/01/2015	3,011
		4,466
	Foreign Governments - 3.1%
	Argentina (Republic of)
4,675	7.00%, 10/03/2015	4,431
2,186	8.28%, 12/31/2033	1,945
	El Salvador (Republic of)
991	7.65%, 06/15/2035 §	1,002
815	8.25%, 04/10/2032 §	902
	Venezuela (Republic of)
5,900	5.75%, 02/26/2016 §	4,528
		12,808
	Health Care and Social Assistance - 0.7%
	HCA, Inc.
2,280	7.50%, 11/15/2095	1,872
	Valeant Pharmaceuticals International
969	7.00%, 10/01/2020 ■	952
		2,824
	Information - 3.5%
	Avaya, Inc.
461	10.13%, 11/01/2015	477
	Citizens Communications Co.
990	7.88%, 01/15/2027	954
	Clearwire Corp.
1,694	12.00%, 12/01/2015 ■	1,842
	GXS Worldwide, Inc.
1,650	9.75%, 06/15/2015	1,687
	Level 3 Financing, Inc.
1,822	10.00%, 02/01/2018	1,968
	MTS International Funding Ltd.
635	8.63%, 06/22/2020 ■	723
	Sprint Capital Corp.
1,252	8.75%, 03/15/2032	1,371
	Trilogy International Partners LLC
1,932	10.25%, 08/15/2016 ■	2,009
	Videotron Ltee
507	9.13%, 04/15/2018	568
	Wind Acquisition Finance S.A.
495	11.75%, 07/15/2017 ■	576
	Windstream Corp.
2,215	7.75%, 10/01/2021 ■	2,342
		14,517
	Machinery Manufacturing - 0.7%
	Case New Holland, Inc.
2,557	7.88%, 12/01/2017 ■	2,857

	Mining - 0.8%
	Alrosa Finance S.A.
1,900	7.75%, 11/03/2020 ■	2,047
	FMG Resources Pty Ltd.
1,100	7.00%, 11/01/2015 ■	1,161
		3,208
	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Issuer, Inc.
652	7.13%, 04/15/2019 ■	680

	Motor Vehicle & Parts Manufacturing - 0.5%
	Ford Motor Co.
690	7.50%, 08/01/2026	742
640	9.22%, 09/15/2021	759
	TRW Automotive, Inc.
282	3.50%, 12/01/2015 ۞■	579
		2,080
	Paper Manufacturing - 0.8%
	Georgia-Pacific LLC
420	9.50%, 12/01/2011	438
	Mercer International, Inc.
2,461	9.50%, 12/01/2017 ■	2,701
		3,139
	Petroleum and Coal Products Manufacturing - 2.0%
	Anadarko Petroleum Corp.
900	6.38%, 09/15/2017	1,016
	Chesapeake Energy Corp.
1,804	6.88%, 08/15/2018	1,971
455	9.50%, 02/15/2015	548
	Drummond Co., Inc.
1,410	7.38%, 02/15/2016	1,459
	EV Energy Partners Finance
1,252	8.00%, 04/15/2019 ■	1,293
	Plains Exploration & Production Co.
300	10.00%, 03/01/2016	339
	Tesoro Corp.
667	9.75%, 06/01/2019	759
	Williams Cos., Inc.
650	8.75%, 03/15/2032	854
		8,239
	Pipeline Transportation - 0.7%
	Dynegy Holdings, Inc.
1,770	7.75%, 06/01/2019	1,381
	El Paso Corp.
1,276	7.00%, 06/15/2017	1,416
		2,797
	Primary Metal Manufacturing - 0.6%
	Novelis, Inc.
2,391	8.38%, 12/15/2017	2,642

	Professional, Scientific and Technical Services - 2.1%
	Affinion Group, Inc.
6,142	11.50%, 10/15/2015	6,388
2,062	11.63%, 11/15/2015 ■	2,103
		8,491
	Real Estate and Rental and Leasing - 1.5%
	Avis Budget Car Rental LLC
3,082	9.63%, 03/15/2018	3,421
	International Lease Finance Corp.
1,967	8.88%, 09/01/2017	2,242

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 38.0% - (continued)
	Real Estate and Rental and Leasing - 1.5% - (continued)
	Maxim Crane Works L.P.
$682	12.25%, 04/15/2015 ■	$708
		6,371
	Retail Trade - 1.1%
	Gap, Inc.
1,450	5.95%, 04/12/2021	1,466
	Sears Holdings Corp.
2,050	6.63%, 10/15/2018 ■	2,007
	Uncle Acquisition Corp.
1,217	8.63%, 02/15/2019 ■	1,293
		4,766
	Truck Transportation - 0.3%
	Swift Transportation Co., Inc.
1,407	12.50%, 05/15/2017 ■	1,513

	Utilities - 2.0%
	AES Corp.
2,515	9.75%, 04/15/2016	2,911
	AES El Salvador Trust
2,315	6.75%, 02/01/2016 §	2,322
	NRG Energy, Inc.
2,715	8.50%, 06/15/2019	2,892
		8,125
	Water Transportation - 0.2%
	NCL Corp., Ltd.
854	11.75%, 11/15/2016	1,001

	Wholesale Trade - 0.7%
	Spectrum Brands, Inc.
1,404	12.00%, 08/28/2019	1,573
	U.S. Foodservice, Inc.
1,262	10.25%, 06/30/2015 ■	1,334
		2,907
	Total corporate bonds: non-investment grade
	(cost $147,360)	$157,459

MUNICIPAL BONDS - 1.5%
	General Obligations - 1.5%
	Illinois (State of)
$6,000	4.96%, 03/01/2016	$6,202

	Total municipal bonds
	(cost $6,000)	$6,202

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 10.6%
	Accommodation and Food Services - 0.5%
	Harrah's Operating Co., Inc., Term Loan B4
$1,975	9.50%, 10/31/2016 ±	$2,092

	Administrative Waste Management and Remediation - 0.5%
	Smile Brands Group, Inc.
2,244	7.00%, 12/21/2017 ±	2,244

	Air Transportation - 0.6%
	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan
1,583	4.21%, 11/29/2013 ±⌂	1,441
	US Airways Group, Inc.
952	2.71%, 03/23/2014 ±	875
		2,316
	Arts, Entertainment and Recreation - 0.5%
	24 Hour Fitness Worldwide, Inc.
993	6.75%, 04/15/2016 ±	990
	Pittsburgh Gaming Holdings L.P.
1,000	12.00%, 06/30/2015 ±	1,064
		2,054
	Chemical Manufacturing - 0.4%
	Ineos Group, New Term Loan B-2
802	7.50%, 12/16/2013 ±	826
	Ineos Group, New Term Loan C-2
918	8.00%, 12/16/2014 ±	949
		1,775
	Computer and Electronic Product Manufacturing - 0.1%
	Excelitas Technologies Corp.
495	5.50%, 11/29/2016 ±	496

	Finance and Insurance - 0.6%
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan
322	8.75%, 12/17/2017 ±	331
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan
768	8.75%, 12/17/2017 ±	789
	Nuveen Investments, Inc., Second Lien Term Loan
1,125	12.50%, 07/31/2015 ±	1,201
		2,321
	Health Care and Social Assistance - 0.3%
	Amneal Pharmaceuticals LLC
1,185	6.25%, 12/16/2015 ±	1,179

	Information - 2.1%
	Fifth Third Processing Solutions LLC, Second Lien Term Loan
800	8.25%, 11/01/2017 ±	816
	First Data Corp.
1,789	2.96%, 09/24/2014 ±	1,698
	Northland Communications Corp.
1,995	7.75%, 12/30/2016 ±⌂	1,935
	Property Data U.S., Inc.
1,995	7.00%, 07/15/2016 ±⌂	1,996
	Securus Technologies, Inc.
1,076	8.00%, 10/31/2014 ±	1,081
	WideOpenWest Finance LLC, Second Lien Term Loan
249	6.47%, 06/29/2015 ±	241
	WideOpenWest Finance LLC, Term Loan B Add-On
722	6.76%, 06/28/2014 ±	723
		8,490

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 10.6% - (continued)
	Mining - 1.0%
	Alpha Natural Resources, Inc.
$2,645	5.25%, 01/28/2012 ±⌂☼	$2,645
	American Gilsonite Co.
1,644	7.25%, 12/10/2015 ±⌂	1,644
		4,289
	Motor Vehicle & Parts Manufacturing - 0.9%
	General Motors Co.
3,975	0.75%, 10/27/2015 ±☼	3,625

	Petroleum and Coal Products Manufacturing - 0.2%
	Big West Oil LLC
842	7.00%, 03/31/2016 ±	851

	Professional, Scientific and Technical Services - 0.8%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
1,430	9.25%, 05/29/2018 ±	1,461
	Decision Resources, Inc.
1,995	7.00%, 12/28/2016 ±⌂	1,999
		3,460
	Retail Trade - 1.4%
	Atrium Companies, Inc.
1,485	7.00%, 01/21/2016 ±	1,483
	Easton-Bell Sports, Inc.
3,246	11.50%, 12/31/2015 ±⌂	3,246
	Great Atlantic & Pacific Tea Co., Inc.
320	8.75%, 06/15/2012 ±Ψ	324
	Sports Authority, Inc.
898	7.50%, 11/16/2017 ±	906
		5,959
	Truck Transportation - 0.5%
	Swift Transportation Co., Inc.
1,840	6.00%, 12/21/2016 ±	1,859

	Utilities - 0.2%
	Astoria Generating Co. Acquisitions LLC, Second Lien Term Loan
500	4.06%, 08/23/2013 ±	497
	TPF Generation Holdings LLC, Second Lien Term Loan
375	4.56%, 12/21/2014 ±	366
		863
	Total senior floating rate interests: non-investment grade
	(cost $42,819)	$43,873

U.S. GOVERNMENT AGENCIES - 0.1%
	Federal Home Loan Mortgage Corporation - 0.1%
$6,474	5.00%, 10/25/2020 ►	$163
2,103	5.50%, 08/25/2020 ►	193
		356
	Total U.S. government agencies
	(cost $350)	$356

U.S. GOVERNMENT SECURITIES - 8.2%
	U.S. Treasury Securities - 8.2%
	U.S. Treasury Bonds - 7.3%
$4,539	4.25%, 11/15/2040 ‡	$4,413
7,190	4.75%, 02/15/2041 ‡	7,597
15,818	5.38%, 02/15/2031	18,378
		30,388
	U.S. Treasury Notes - 0.9%
906	2.00%, 04/30/2016	907
2,688	3.63%, 02/15/2021 ╦	2,761
		3,668
		34,056
	Total U.S. government securities
	(cost $33,573)	$34,056

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.1%
	CHF/MXN Currency Swaption
4,624	Expiration: 01/05/2012, Exercise Price: 12.62
	(CHF/MXN) Ø	$77
4,624	Expiration: 03/15/2012, Exercise Price: 13.04
	(CHF/MXN) Ø	141
	EUR/USD Binary
444	Expiration: 11/24/2011 β	3
		221
	Total call options purchased
	(cost $389)	$221

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.1%
	JPY/MXN Currency Swaption
4,865	Expiration: 03/26/2012, Exercise Price: 6.83
	(JPY/MXN) Θ	$312

	Interest Rate Option Contract - 0.0%
	Europe Senior Financials
5,925	Expiration: 06/16/2011, Exercise Rate: 1.70% Ø	17
5,925	Expiration: 06/16/2011, Exercise Rate: 1.80% Ø	11
		28
	Total put options purchased
	(cost $324)	$340

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 0.3%
	Energy - 0.3%
83,644	KCA Deutag ⌂●†	$1,054

	Total common stocks
	(cost $1,133)	$1,054

PREFERRED STOCKS - 1.3%
	Automobiles & Components - 1.0%
6	Dana Holding Corp., 4.00% ۞■	$938
63	General Motors Co., 4.75% ۞	3,153
		4,091

10

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 1.3% - (continued)
	Banks - 0.3%
2	US Bancorp, 7.19%		$1,441

	Total preferred stocks
	(cost $5,296)		$5,532

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG Consolidated LLC ⌂		$103

	Total warrants
	(cost $13)		$103

	Total long-term investments
	(cost $368,389)		$389,924

SHORT-TERM INVESTMENTS - 4.0%
	Investment Pools and Funds - 0.1%
	JP Morgan U.S. Government Money
267	Market Fund		$267

	Repurchase Agreements - 3.6%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $2,876,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $2,933)
$2,876	0.02%, 4/29/2011		2,876
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $5,610,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $5,722)
5,610	0.02%, 4/29/2011		5,610
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	05/02/2011 in the amount of $3,467,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $3,537)
3,467	0.03%, 4/29/2011		3,467
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $2,773, collateralized by U.S.
	Treasury Note 2.63%, 2020, value of $2,828)
2,773	0.03%, 4/29/2011		2,773
			14,726
	U.S. Treasury Bills - 0.3%
1,595	0.04%, 7/28/2011 □○Ø Θ		1,595

	Total short-term investments
	(cost $16,588)		$16,588

	Total investments
	(cost $384,977) ▲	98.2%	$406,512
	Other assets and liabilities	1.8%	7,418
	Total net assets	100.0%	$413,930

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 24.9% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $385,385 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$23,822
Unrealized Depreciation	(2,695)
Net Unrealized Appreciation	$21,127

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $1,054, which represents 0.25% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $92,094, which represents 22.25% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $13,402, which represents 3.24% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $6,409.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

β
This security has limitations. If the U.S. Dollar to Euro exchange rate is less than or equal to 1.10 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

12

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
2 Year U.S. Treasury Note	205	Short	06/30/2011	$44,921	$44,704	$(217)
5 Year U.S. Treasury Note	118	Short	06/30/2011	13,979	13,788	(191)
10 Year U.S. Treasury Note	202	Long	06/21/2011	24,470	24,326	144
Euro-Schatz Future	220	Long	06/08/2011	34,966	34,950	16
U.S. Long Bond	81	Long	06/21/2011	9,912	9,775	137
						$(111)

*	The number of contracts does not omit 000's.

Ø	Securities valued at $471 collateralized the written put options in the table below. At April 30, 2011, the maximum delivery obligation of the written put options is $20,066.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
CHF/MXN Currency Swaption	Foreign Currency	14.49 (MXN/CHF)	03/15/2012	4,624,277	$179	$180	$1
Europe Senior Financials	Interest Rate	2.00%	06/16/2011	11,849,219	11	64	53
Europe Senior Financials	Interest Rate	2.10%	06/16/2011	11,849,219	8	69	61
MXN/CHF Currency Swaption	Foreign Currency	14.10 (MXN/CHF)	01/05/2012	4,624,277	171	171	–
USD/EUR Currency Swaption	Foreign Currency	1.60 (USD/EUR)	12/02/2011	10,131,082	102	55	(47)
					$471	$539	$68

*	The number of contracts does not omit 000's.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– EURO
GBP	– British Pound
MXN	– Mexican New Peso
NOK	– Norwegian Krone

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	$2,645	Alpha Natural Resources, Inc., 5.25%, 01/28/2012	$2,633
12/2010	$1,644	American Gilsonite Co., 7.25%, 12/10/2015	1,614
04/2010 - 07/2010	1	ASG Consolidated LLC Warrants - 144A	13
12/2010	$1,995	Decision Resources, Inc., 7.00%, 12/28/2016	1,965
09/2010 - 11/2010	$3,246	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	3,114
05/2007	$622	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	603
03/2011	83,644	KCA Deutag	1,133
01/2011	$1,583	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.21%, 11/29/2013	1,412
12/2010	$1,995	Northland Communications Corp., 7.75%, 12/30/2016	1,938
12/2010	$1,995	Property Data U.S., Inc., 7.00%, 07/15/2016	1,967
06/2009	$1,380	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	1,013
03/2008	$459	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	372

The aggregate value of these securities at April 30, 2011, was $17,657, which represents 4.27% of total net assets.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at April 30, 2011

				(Pay)/Receive Fixed				Unrealized
		Notional	Buy/Sell	Rate / Implied	Expiration		Market	Appreciation/
Reference Entity	Counterparty	Amount (a)	Protection	Credit Spread (b)	Date	Cost	Value ╪	(Depreciation)
Ally Financial, Inc.	JP Morgan Securities	$2,445	Sell	1.00% / 0.7872%	06/20/11	$–	$(2)	$(2)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s cr soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement The percentage shown is the implied credit spread on April 30, 2011.

Interest Rate Swap Contracts Outstanding at April 30, 2011

		Payments					Unrealized
		received by	Notional	Expiration		Market	Appreciation/
Counterparty	Payments made by Fund	Fund	Amount	Date	Cost	Value ╪	(Depreciation)
Barclay Investment, Inc.	2.09% Fixed	3 Month Libor	$25,500	02/15/15	$–	$(407)	$(407)
Barclay Investment, Inc.	3 Month Libor	2.53% Fixed	21,000	02/15/16	–	429	429
JP Morgan Securities	2.91% Fixed	3 Month Libor	25,500	02/15/15	–	(410)	(410)
JP Morgan Securities	3 Month Libor	2.53% Fixed	21,000	02/15/16	–	428	428
							$40

Foreign Currency Contracts Outstanding at April 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Citigroup Global Markets	Buy	$8,758	$8,398	05/05/2011	$360
Australian Dollar	Deutsche Bank Securities	Buy	4,344	4,166	05/13/2011	178
Australian Dollar	JP Morgan Securities	Sell	8,707	8,240	05/13/2011	(467)
Australian Dollar	Wells Fargo	Sell	8,759	8,336	05/05/2011	(423)
Brazilian Real	Citigroup Global Markets	Sell	4,028	4,000	06/02/2011	(28)
British Pound	Morgan Stanley	Sell	4,174	4,126	05/27/2011	(48)
Euro	JP Morgan Securities	Buy	2,069	2,074	05/02/2011	(5)
Euro	JP Morgan Securities	Sell	2,069	1,988	05/02/2011	(81)
Euro	JP Morgan Securities	Sell	2,067	2,072	06/03/2011	5
Norwegian Krone	Morgan Stanley	Buy	4,213	4,126	05/27/2011	87
						$(422)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

14

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$31,464	$–	$30,885	$579
Call Options Purchased	221	–	221	–
Common Stocks ‡	1,054	–	–	1,054
Corporate Bonds: Investment Grade	109,264	–	107,718	1,546
Corporate Bonds: Non-Investment Grade	157,459	–	157,214	245
Municipal Bonds	6,202	–	6,202	–
Preferred Stocks	5,532	3,153	2,379	–
Put Options Purchased	340	–	340	–
Senior Floating Rate Interests: Non-Investment Grade	43,873	–	43,873	–
U.S. Government Agencies	356	–	356	–
U.S. Government Securities	34,056	10,358	23,698	–
Warrants	103	103	–	–
Short-Term Investments	16,588	267	16,321	–
Total	$406,512	$13,881	$389,207	$3,424
Foreign Currency Contracts *	630	–	630	–
Futures *	297	297	–	–
Interest Rate Swaps *	857	–	857	–
Written Options *	191	–	191	–
Total	$1,975	$297	$1,678	$–
Liabilities:
Credit Default Swaps *	2	–	2	–
Foreign Currency Contracts *	1,052	–	1,052	–
Futures *	408	408	–	–
Interest Rate Swaps *	817	–	817	–
Written Options *	47	–	47	–
Total	$2,326	$408	$1,918	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in							Balance
	of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	April 30,
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	2011
Assets:
Asset & Commercial Mortgage Backed Securities	$2,295	$(7)	$105	†	$7	$1	$(509)	$—	$(1,313)	$579
Common Stocks	—	—	(79	)‡	—	1,133	—	—	—	1,054
Corporate Bonds	10,034	(615)	420	§	(1)	—	(1,170)	654	(7,531)	1,791
Options Purchased	—	(43)	43		—	—	—	—	—	—
Total	$12,329	$(665)	$489		$6	$1,134	$(1,679)	$654	$(8,844)	$3,424

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $65.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $(79).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $24.

15

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $384,977)	$406,512
Cash	221
Foreign currency on deposit with custodian (cost $6,936)	6,961
Unrealized appreciation on foreign currency contracts	630
Unrealized appreciation on swap contracts	857
Receivables:
Investment securities sold	2,433
Fund shares sold	1,214
Dividends and interest	6,291
Variation margin	57
Other assets	145
Total assets	425,321
Liabilities:
Unrealized depreciation on foreign currency contracts	1,052
Unrealized depreciation on swap contracts	819
Payables:
Investment securities purchased	7,510
Fund shares redeemed	920
Investment management fees	31
Dividends	327
Distribution fees	28
Variation margin	24
Accrued expenses	58
Written options (proceeds $766)	622
Other liabilities	—
Total liabilities	11,391
Net assets	$413,930
Summary of Net Assets:
Capital stock and paid-in-capital	$403,640
Accumulated undistributed net investment income	419
Accumulated net realized loss on investments and foreign currency transactions	(11,375)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	21,246
Net assets	$413,930

Shares authorized	750,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.30/$9.74
Shares outstanding	19,915
Net assets	$185,243
Class B: Net asset value per share	$9.30
Shares outstanding	1,495
Net assets	$13,902
Class C: Net asset value per share	$9.32
Shares outstanding	15,723
Net assets	$146,500
Class I: Net asset value per share	$9.33
Shares outstanding	5,332
Net assets	$49,728
Class Y: Net asset value per share	$9.30
Shares outstanding	1,995
Net assets	$18,557

16

The Hartford Strategic Income Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$98
Interest	13,584
Total investment income	13,682

Expenses:
Investment management fees	1,110
Transfer agent fees	188
Distribution fees
Class A	230
Class B	71
Class C	730
Custodian fees	5
Accounting services fees	36
Registration and filing fees	67
Board of Directors' fees	4
Audit fees	6
Other expenses	32
Total expenses (before waivers)	2,479
Expense waivers	(2)
Total waivers	(2)
Total expenses, net	2,477
Net Investment Income	11,205
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	11,423
Net realized loss on futures	(2,890)
Net realized gain on written options	152
Net realized gain on swap contracts	2
Net realized loss on foreign currency contracts	(547)
Net realized loss on other foreign currency transactions	(83)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,057
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(4,730)
Net unrealized appreciation of futures	325
Net unrealized appreciation of written options	11
Net unrealized appreciation of swap contracts	38
Net unrealized depreciation of foreign currency contracts	(372)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	58
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(4,670)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,387
Net Increase in Net Assets Resulting from Operations	$14,592

17

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$11,205	$22,639
Net realized gain on investments, other financial instruments and foreign currency transactions	8,057	15,885
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(4,670)	6,399
Net Increase In Net Assets Resulting From Operations	14,592	44,923
Distributions to Shareholders:
From net investment income
Class A	(5,419)	(10,108)
Class B	(365)	(778)
Class C	(3,765)	(7,160)
Class I	(1,531)	(2,980)
Class Y	(304)	(744)
Total distributions	(11,384)	(21,770)
Capital Share Transactions:
Class A	(13,212)	39,775
Class B	(1,326)	(152)
Class C	(10,175)	26,716
Class I	(10,677)	11,569
Class Y	10,083	(7,380)
Net increase (decrease) from capital share transactions	(25,307)	70,528
Net Increase (Decrease) In Net Assets	(22,099)	93,681
Net Assets:
Beginning of period	436,029	342,348
End of period	$413,930	$436,029
Accumulated undistributed (distribution in excess of) net investment income (loss)	$419	$598

18

The Hartford Strategic Income Fund
Notes to Financial Statements April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

19

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

20

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

21

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or

22

exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans,

23

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

24

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of April 30, 2011. Transactions involving written options contracts during the six-month period ended April 30, 2011, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2011:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	462	$126
Written	27,334,708	280
Expired	(7,950,000)	(16)
Closed	(554)	(163)
Exercised	—	—
End of Period	19,384,616	$227

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	144	$98
Written	58,042,420	589
Expired	(14,520,000)	(11)
Closed	(444,490)	(137)
Exercised	—	—
End of Period	43,078,074	$539

* The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market- linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations

25

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

26

the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g. London Interbank Offered Rate (“LIBOR”)) or index (e.g. U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2011.

e)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$28	$533	$—	$—	$—	$—	$561
Unrealized appreciation on foreign currency contracts	—	630	—	—	—	—	630
Unrealized appreciation on swap contracts	857	—	—	—	—	—	857
Variation margin receivable *	57	—	—	—	—	—	57
Total	$942	$1,163	$—	$—	$—	$—	$2,105

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,052	$—	$—	$—	$—	$1,052
Unrealized depreciation on swap contracts	817	—	2	—	—	—	819
Variation margin payable *	24	—	—	—	—	—	24
Written options, market value	21	601	—	—	—	—	622
Total	$814	$451	$2	$—	$—	$—	$2,517

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(111) as reported in the Schedule of Investments.

27

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of futures contracts market value to net assets as of April 30, 2011, was 23.69%, compared to the six-month period ended April 30, 2011, average ratio of 17.38%. The volume of the other derivatives that are presented in the Schedule of Investments are consistent with the derivative activity during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments in purchased options	$79	$(378)	$—	$—	$—	$—	$(299)
Net realized loss on futures	(2,890)	—	—	—	—	—	(2,890)
Net realized gain (loss) on written options.	142	(16)	26	—	—	—	152
Net realized gain on swap contracts	—	—	2	—	—	—	2
Net realized loss on foreign currency contracts	—	(547)	—	—	—	—	(547)
Total	$(2,669)	$(941)	$28	$—	$—	$—	$(3,582)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$2	$(64)	$(82)	$—	$—	$—	$(144)
Net change in unrealized appreciation of futures	325	—	—	—	—	—	325
Net change in unrealized appreciation (depreciation) of written options	(133)	18	126	—	—	—	11
Net change in unrealized appreciation (depreciation) of swap contracts	40	—	(2)	—	—	—	38
Net change in unrealized depreciation of foreign currency contracts	—	(372)	—	—	—	—	(372)
Total	$234	$(418)	$42	$—	$—	$—	$(142)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For

28

certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$21,940	$16,954

29

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$707
Accumulated Capital Losses *	(19,204)
Unrealized Appreciation †	25,863
Total Accumulated Earnings	$7,366

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(477)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	477

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$19,204
Total	$19,204

As of October 31, 2010, the Fund utilized $16,292 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

30

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.00%	1.75%	1.75%	0.75%	0.65%

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $526 and contingent deferred sales charges of $32 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $24. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$231,323
Sales Proceeds Excluding U.S. Government Obligations	242,432
Cost of Purchases for U.S. Government Obligations	123,788
Sales Proceeds for U.S. Government Obligations	149,757

9.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	11

32

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,209	509	(5,173)	—	(1,455)	11,142	901	(7,567)	—	4,476
Amount	$29,358	$4,662	$(47,232)	$—	$(13,212)	$99,402	$8,036	$(67,663)	$—	$39,775
Class B
Shares	104	32	(281)	—	(145)	368	66	(451)	—	(17)
Amount	$950	$293	$(2,569)	$—	$(1,326)	$3,274	$585	$(4,011)	$—	$(152)
Class C
Shares	1,547	305	(2,973)	—	(1,121)	5,738	538	(3,284)	—	2,992
Amount	$14,196	$2,789	$(27,160)	$—	$(10,175)	$51,204	$4,800	$(29,288)	$—	$26,716
Class I
Shares	1,226	130	(2,540)	—	(1,184)	3,469	263	(2,462)	—	1,270
Amount	$11,278	$1,190	$(23,145)	$—	$(10,677)	$31,205	$2,349	$(21,985)	$—	$11,569
Class Y
Shares	1,179	34	(116)	—	1,097	13	83	(929)	—	(833)
Amount	$10,838	$306	$(1,061)	$—	$10,083	$118	$741	$(8,239)	$—	$(7,380)
Total
Shares	7,265	1,010	(11,083)	—	(2,808)	20,730	1,851	(14,693)	—	7,888
Amount	$66,620	$9,240	$(101,167)	$—	$(25,307)	$185,203	$16,511	$(131,186)	$—	$70,528

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	85	$783
For the Year Ended October 31, 2010	53	$472

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

34

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35

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$9.22	$0.27	$–	$0.08	$0.35	$(0.27)	$–	$–	$(0.27)	$0.08	$9.30
B	9.21	0.23	–	0.09	0.32	(0.23)	–	–	(0.23)	0.09	9.30
C	9.23	0.23	–	0.10	0.33	(0.24)	–	–	(0.24)	0.09	9.32
I	9.24	0.28	–	0.09	0.37	(0.28)	–	–	(0.28)	0.09	9.33
Y	9.21	0.27	–	0.11	0.38	(0.29)	–	–	(0.29)	0.09	9.30

For the Year Ended October 31, 2010
A	8.69	0.56	–	0.51	1.07	(0.54)	–	–	(0.54)	0.53	9.22
B	8.69	0.49	–	0.50	0.99	(0.47)	–	–	(0.47)	0.52	9.21
C	8.70	0.49	–	0.52	1.01	(0.48)	–	–	(0.48)	0.53	9.23
I	8.71	0.58	–	0.51	1.09	(0.56)	–	–	(0.56)	0.53	9.24
Y	8.69	0.60	–	0.49	1.09	(0.57)	–	–	(0.57)	0.52	9.21

For the Year Ended October 31, 2009
A	7.35	0.53	–	1.33	1.86	(0.52)	–	–	(0.52)	1.34	8.69
B	7.35	0.46	–	1.33	1.79	(0.45)	–	–	(0.45)	1.34	8.69
C	7.36	0.47	–	1.33	1.80	(0.46)	–	–	(0.46)	1.34	8.70
I	7.37	0.54	–	1.34	1.88	(0.54)	–	–	(0.54)	1.34	8.71
Y	7.35	0.57	–	1.32	1.89	(0.55)	–	–	(0.55)	1.34	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	–	(2.39)	(1.74)	(0.66)	–	–	(0.66)	(2.40)	7.35
B	9.75	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	7.35
C	9.76	0.59	–	(2.40)	(1.81)	(0.59)	–	–	(0.59)	(2.40)	7.36
I	9.77	0.69	–	(2.41)	(1.72)	(0.68)	–	–	(0.68)	(2.40)	7.37
Y	9.76	0.69	–	(2.41)	(1.72)	(0.69)	–	–	(0.69)	(2.41)	7.35

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(F)	9.90	0.29	–	(0.14)	0.15	(0.30)	–	–	(0.30)	(0.15)	9.75
B(F)	9.90	0.26	–	(0.15)	0.11	(0.26)	–	–	(0.26)	(0.15)	9.75
C(F)	9.90	0.27	–	(0.15)	0.12	(0.26)	–	–	(0.26)	(0.14)	9.76
I(F)	9.90	0.31	–	(0.13)	0.18	(0.31)	–	–	(0.31)	(0.13)	9.77
Y(G)	9.57	0.12	–	0.19	0.31	(0.12)	–	–	(0.12)	0.19	9.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Shares became available to the public on May 31, 2007.
(G)	Commenced operations on August 31, 2007.

36

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

3.87	%(D)	$185,243	0.98	%(E)	0.98	%(E)	0.98	%(E)	5.80	%(E)	90%
3.58	(D)	13,902	1.78	(E)	1.75	(E)	1.75	(E)	5.03	(E)	–
3.60	(D)	146,500	1.71	(E)	1.71	(E)	1.71	(E)	5.07	(E)	–
4.10	(D)	49,728	0.71	(E)	0.71	(E)	0.71	(E)	6.06	(E)	–
4.16	(D)	18,557	0.63	(E)	0.63	(E)	0.63	(E)	6.16	(E)	–

12.74		196,945	0.97		0.97		0.97		6.26		158
11.72		15,110	1.77		1.77		1.77		5.48		–
11.89		155,499	1.70		1.70		1.70		5.53		–
12.98		60,203	0.71		0.71		0.71		6.53		–
12.99		8,272	0.62		0.62		0.62		6.70		–

26.24		146,738	1.00		1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		0.61		7.14		132
(19.66)		6,308	1.81		1.45		1.45		6.33		–
(19.62)		67,863	1.75		1.38		1.38		6.40		–
(18.77)		24,508	0.75		0.38		0.38		7.37		–
(18.85)		36,751	0.67		0.30		0.30		7.49		–

1.53	(D)	42,949	1.01	(E)	0.46	(E)	0.46	(E)	7.15	(E)	40
1.21	(D)	2,644	1.80	(E)	1.25	(E)	1.25	(E)	6.42	(E)	–
1.31	(D)	17,275	1.81	(E)	1.26	(E)	1.26	(E)	6.47	(E)	–
1.84	(D)	11,212	0.82	(E)	0.27	(E)	0.27	(E)	7.49	(E)	–
3.28	(D)	10,631	0.80	(E)	0.25	(E)	0.25	(E)	7.73	(E)	–

37

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

38

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

39

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,038.67	$4.94	$1,000.00	$1,019.95	$4.90	0.98%	181	365
Class B	$1,000.00	$1,035.84	$8.83	$1,000.00	$1,016.12	$8.75	1.75	181	365
Class C	$1,000.00	$1,035.98	$8.62	$1,000.00	$1,016.33	$8.54	1.71	181	365
Class I	$1,000.00	$1,041.04	$3.58	$1,000.00	$1,021.28	$3.55	0.71	181	365
Class Y	$1,000.00	$1,041.60	$3.19	$1,000.00	$1,021.67	$3.16	0.63	181	365

41

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-SI11 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2010 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Target Retirement 2010 A#	9.72%	14.00%	4.71%	4.86%
Target Retirement 2010 A##		7.73%	3.53%	3.80%
Target Retirement 2010 R3#	9.69%	13.86%	4.51%	4.72%
Target Retirement 2010 R4#	9.89%	14.17%	4.81%	4.98%
Target Retirement 2010 R5#	9.92%	14.33%	4.94%	5.10%
Target Retirement 2010 Y#	9.84%	14.24%	4.95%	5.11%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.61%
S&P 500 Index	16.35%	17.24%	2.95%	4.03%
†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 9.72%, before sales charges, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02% respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was 7.38%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities—measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 55% equities and 45% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance.  Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to

3

gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

In this low yield environment, the Fund will continue to allocate to higher yielding fixed income asset classes such as emerging market debt.

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.4%
Powershares Emerging Markets Sovereign Debt Portfolio	1.3
SPDR Dow Jones International Real Estate	0.4
SPDR Dow Jones REIT	0.7
The Hartford Capital Appreciation Fund, Class Y	1.1
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Corporate Opportunities Fund, Class Y	5.7
The Hartford Disciplined Equity Fund, Class Y	0.5
The Hartford Dividend and Growth Fund, Class Y	6.4
The Hartford Equity Income Fund, Class Y	4.8
The Hartford Floating Rate Fund, Class Y	3.5
The Hartford Fundamental Growth Fund, Class Y	1.6
The Hartford Global Research Fund, Class Y	2.7
The Hartford Growth Fund, Class Y	1.5
The Hartford Growth Opportunities Fund, Class Y	0.8
The Hartford High Yield Fund, Class Y	1.6
The Hartford Inflation Plus Fund, Class Y	11.8
The Hartford International Small Company Fund, Class Y	3.0
The Hartford International Value Fund, Class Y	1.9
The Hartford MidCap Fund, Class Y	1.5
The Hartford MidCap Value Fund, Class Y	5.7
The Hartford Short Duration Fund, Class Y	7.5
The Hartford Small Company Fund, Class Y	1.2
The Hartford Small/Mid Cap Equity Fund, Class Y	1.6
The Hartford SmallCap Growth Fund, Class Y	2.3
The Hartford Total Return Bond Fund, Class Y	12.9
The Hartford Value Fund, Class Y	7.5
The Hartford Value Opportunities Fund, Class Y	2.9
Vanguard Emerging Markets	4.1
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2010 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 90.9%
EQUITY FUNDS - 47.9%
12	The Hartford Capital Appreciation Fund, Class Y●		$457
23	The Hartford Capital Appreciation II Fund, Class Y●		366
15	The Hartford Disciplined Equity Fund, Class Y		212
129	The Hartford Dividend and Growth Fund, Class Y		2,698
145	The Hartford Equity Income Fund, Class Y		2,025
55	The Hartford Fundamental Growth Fund, Class Y●		692
105	The Hartford Global Research Fund, Class Y		1,145
31	The Hartford Growth Fund, Class Y●		630
11	The Hartford Growth Opportunities Fund, Class Y		336
87	The Hartford International Small Company Fund, Class Y		1,248
60	The Hartford International Value Fund, Class Y		803
24	The Hartford MidCap Fund, Class Y●		642
180	The Hartford MidCap Value Fund, Class Y		2,389
21	The Hartford Small Company Fund, Class Y●		507
58	The Hartford Small/Mid Cap Equity Fund, Class Y		684
26	The Hartford SmallCap Growth Fund, Class Y●		952
254	The Hartford Value Fund, Class Y		3,142
81	The Hartford Value Opportunities Fund, Class Y		1,198
	Total equity funds
	(cost $16,127)		$20,126

FIXED INCOME FUNDS - 43.0%
239	The Hartford Corporate Opportunities Fund, Class Y		$2,412
165	The Hartford Floating Rate Fund, Class Y		1,481
88	The Hartford High Yield Fund, Class Y		667
422	The Hartford Inflation Plus Fund, Class Y		4,954
318	The Hartford Short Duration Fund, Class Y		3,144
507	The Hartford Total Return Bond Fund, Class Y		5,440
	Total fixed income funds
	(cost $17,683)		$18,098

	Total investments in affiliated investment companies
	(cost $33,810)		$38,224

EXCHANGE TRADED FUNDS - 8.9%
32	Powershares DB Commodity Index Tracking Fund ●		$1,018
21	Powershares Emerging Markets Sovereign Debt Portfolio		559
4	SPDR Dow Jones International Real Estate		185
4	SPDR Dow Jones REIT		279
34	Vanguard Emerging Markets		1,711
	Total exchange traded funds
	(cost $3,334)		$3,752

	Total long-term investments
	(cost $37,144)		$41,976

	Total investments
	(cost $37,144) ▲	99.8%	$41,976
	Other assets and liabilities	0.2%	102
	Total net assets	100.0%	$42,078

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $37,384 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,877
Unrealized Depreciation	(285)
Net Unrealized Appreciation	$4,592

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$38,224	$38,224	$–	$–
Exchange Traded Funds	3,752	3,752	–	–
Total	$41,976	$41,976	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,334)	$3,752
Investments in underlying affiliated funds, at market value (cost $33,810)	38,224
Receivables:
Investment securities sold	14
Fund shares sold	31
Dividends and interest	63
Other assets	46
Total assets	42,130
Liabilities:
Bank overdraft — U.S. Dollars	11
Payables:
Investment securities purchased	33
Fund shares redeemed	—
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	4
Total liabilities	52
Net assets	$42,078
Summary of Net Assets:
Capital stock and paid-in-capital	$38,295
Accumulated undistributed net investment income	108
Accumulated net realized loss on investments	(1,157)
Unrealized appreciation of investments	4,832
Net assets	$42,078

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.34/$10.94
Shares outstanding	957
Net assets	$9,901
Class R3: Net asset value per share	$10.29
Shares outstanding	1,091
Net assets	$11,227
Class R4: Net asset value per share	$10.35
Shares outstanding	1,743
Net assets	$18,041
Class R5: Net asset value per share	$10.36
Shares outstanding	265
Net assets	$2,741
Class Y: Net asset value per share	$10.34
Shares outstanding	16
Net assets	$168

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$39
Dividends from underlying affiliated funds	369
Total investment income	408

Expenses:
Investment management fees	27
Administrative services fees	22
Transfer agent fees	6
Distribution fees
Class A	12
Class R3	23
Class R4	20
Custodian fees	—
Accounting services fees	2
Registration and filing fees	30
Board of Directors' fees	1
Audit fees	3
Other expenses	4
Total expenses (before waivers)	150
Expense waivers	(99)
Total waivers	(99)
Total expenses, net	51
Net Investment Income	357
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	113
Net realized gain on investments in underlying affiliated funds	1,158
Net realized gain on investments in securities	5
Net Realized Gain on Investments	1,276
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,835
Net Changes in Unrealized Appreciation of Investments	1,835
Net Gain on Investments	3,111
Net Increase in Net Assets Resulting from Operations	$3,468

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$357	$466
Net realized gain on investments	1,276	634
Net unrealized appreciation of investments	1,835	2,280
Net Increase In Net Assets Resulting From Operations	3,468	3,380
Distributions to Shareholders:
From net investment income
Class A	(155)	(169)
Class R3	(153)	(39)
Class R4	(229)	(182)
Class R5	(45)	(49)
Class Y	(3)	(3)
Total distributions	(585)	(442)
Capital Share Transactions:
Class A	(556)	(705)
Class R3	3,344	5,108
Class R4	6,623	89
Class R5	188	36
Class Y	3	3
Net increase from capital share transactions	9,602	4,531
Net Increase In Net Assets	12,485	7,469
Net Assets:
Beginning of period	29,593	22,124
End of period	$42,078	$29,593
Accumulated undistributed (distribution in excess of) net investment income (loss)	$108	$336

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011.  Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.   Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$442	$217

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$336
Accumulated Capital Losses *	(2,193)
Unrealized Appreciation †	2,757
Total Accumulated Earnings	$900

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$397
2017	1,796
Total	$2,193

As of October 31, 2010, the Fund utilized $522 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $7 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment

14

of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	11
Class R5	11
Class Y	16

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$19,890
Sales Proceeds Excluding U.S. Government Obligations	10,395

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	148	16	(222)	—	(58)	350	19	(453)	—	(84)
Amount	$1,458	$154	$(2,168)	$—	$(556)	$3,141	$164	$(4,010)	$—	$(705)
Class R3
Shares	466	16	(142)	—	340	763	5	(203)	—	565
Amount	$4,587	$154	$(1,397)	$—	$3,344	$6,881	$39	$(1,812)	$—	$5,108
Class R4
Shares	1,187	24	(527)	—	684	457	21	(479)	—	(1)
Amount	$11,629	$229	$(5,235)	$—	$6,623	$4,150	$182	$(4,243)	$—	$89
Class R5
Shares	61	4	(46)	—	19	114	6	(115)	—	5
Amount	$598	$44	$(454)	$—	$188	$1,021	$49	$(1,034)	$—	$36
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$3	$—	$—	$3	$—	$3	$—	$—	$3
Total
Shares	1,862	60	(937)	—	985	1,684	51	(1,250)	—	485
Amount	$18,272	$584	$(9,254)	$—	$9,602	$15,193	$437	$(11,099)	$—	$4,531

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A.  Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings.  The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

16

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

17

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$9.59	$0.10	$–	$0.82	$0.92	$(0.17)	$–	$–	$(0.17)	$0.75	$10.34
R3	9.55	0.09	–	0.82	0.91	(0.17)	–	–	(0.17)	0.74	10.29
R4	9.60	0.10	–	0.84	0.94	(0.19)	–	–	(0.19)	0.75	10.35
R5	9.61	0.11	–	0.83	0.94	(0.19)	–	–	(0.19)	0.75	10.36
Y	9.60	0.11	–	0.82	0.93	(0.19)	–	–	(0.19)	0.74	10.34

For the Year Ended October 31, 2010 (E)
A	8.50	0.17	–	1.09	1.26	(0.17)	–	–	(0.17)	1.09	9.59
R3	8.48	0.14	–	1.10	1.24	(0.17)	–	–	(0.17)	1.07	9.55
R4	8.51	0.18	–	1.09	1.27	(0.18)	–	–	(0.18)	1.09	9.60
R5	8.51	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.61
Y	8.50	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.60

For the Year Ended October 31, 2009 (E)
A(H)	7.24	0.22	–	1.15	1.37	(0.11)	–	–	(0.11)	1.26	8.50
R3	7.23	0.18	–	1.18	1.36	(0.11)	–	–	(0.11)	1.25	8.48
R4	7.23	0.22	–	1.17	1.39	(0.11)	–	–	(0.11)	1.28	8.51
R5	7.24	0.22	–	1.16	1.38	(0.11)	–	–	(0.11)	1.27	8.51
Y	7.23	0.23	–	1.15	1.38	(0.11)	–	–	(0.11)	1.27	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	–	(3.10)	(2.80)	(0.41)	(0.21)	–	(0.62)	(3.42)	7.24
R3	10.66	0.26	–	(3.11)	(2.85)	(0.37)	(0.21)	–	(0.58)	(3.43)	7.23
R4	10.66	0.36	–	(3.17)	(2.81)	(0.41)	(0.21)	–	(0.62)	(3.43)	7.23
R5	10.67	0.37	–	(3.16)	(2.79)	(0.43)	(0.21)	–	(0.64)	(3.43)	7.24
Y	10.66	0.33	–	(3.11)	(2.78)	(0.44)	(0.21)	–	(0.65)	(3.43)	7.23

For the Year Ended October 31, 2007
A	9.65	0.28	–	1.01	1.29	(0.28)	–	–	(0.28)	1.01	10.66
R3(I)	9.76	0.14	–	0.89	1.03	(0.13)	–	–	(0.13)	0.90	10.66
R4(I)	9.76	0.16	–	0.89	1.05	(0.15)	–	–	(0.15)	0.90	10.66
R5(I)	9.76	0.19	–	0.89	1.08	(0.17)	–	–	(0.17)	0.91	10.67
Y	9.65	0.32	–	0.99	1.31	(0.30)	–	–	(0.30)	1.01	10.66

For the Year Ended October 31, 2006
A	9.82	0.47	–	0.22	0.69	(0.50)	–	(0.36)	(0.86)	(0.17)	9.65
Y	9.83	0.50	–	0.21	0.71	(0.53)	–	(0.36)	(0.89)	(0.18)	9.65

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

9.72	%(F)	$9,901	0.75	%(G)	0.32	%(G)	0.32	%(G)	2.02	%(G)	28%
9.69	(F)	11,227	1.07	(G)	0.47	(G)	0.47	(G)	1.79	(G)	–
9.89	(F)	18,041	0.77	(G)	0.17	(G)	0.17	(G)	1.94	(G)	–
9.92	(F)	2,741	0.47	(G)	0.12	(G)	0.12	(G)	2.17	(G)	–
9.84	(F)	168	0.37	(G)	0.12	(G)	0.12	(G)	2.22	(G)	–

15.02		9,738	0.79		0.27		0.27		1.86		49
14.87		7,168	1.14		0.42		0.42		1.66		–
15.16		10,173	0.85		0.12		0.12		2.02		–
15.33		2,361	0.55		0.07		0.07		2.09		–
15.34		153	0.45		0.07		0.07		2.07		–

19.29		9,342	0.95		0.24		0.24		3.00		31
19.24		1,578	1.25		0.39		0.39		2.37		–
19.58		9,020	1.03		0.09		0.09		3.00		–
19.48		2,051	0.73		0.04		0.04		2.99		–
19.56		133	0.65		0.04		0.04		3.12		–

(27.74)		6,520	1.02		0.42		0.42		2.87		68
(28.14)		8	1.47		0.87		0.87		2.70		–
(27.84)		4,823	1.04		0.45		0.45		1.67		–
(27.64)		1,131	0.71		0.11		0.11		1.86		–
(27.60)		111	0.76		0.16		0.16		3.40		–

13.55		7,547	1.81		0.50		0.50		2.46		56
10.56	(F)	11	2.32	(G)	0.90	(G)	0.90	(G)	1.62	(G)	–
10.88	(F)	442	1.97	(G)	0.60	(G)	0.60	(G)	2.03	(G)	–
11.15	(F)	11	1.72	(G)	0.30	(G)	0.30	(G)	2.23	(G)	–
13.83		153	1.54		0.20		0.20		3.21		–

7.43		1,618	8.32		0.54		0.54		2.01		10
7.62		135	8.02		0.23		0.23		2.31		–

19

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			Period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,097.16	$1.66	$1,000.00	$1,023.21	$1.61	0.32%	181	365
Class R3	$1,000.00	$1,096.86	$2.44	$1,000.00	$1,022.46	$2.36	0.47	181	365
Class R4	$1,000.00	$1,098.91	$0.89	$1,000.00	$1,023.95	$0.85	0.17	181	365
Class R5	$1,000.00	$1,099.24	$0.62	$1,000.00	$1,024.20	$0.60	0.12	181	365
Class Y	$1,000.00	$1,098.38	$0.62	$1,000.00	$1,024.20	$0.60	0.12	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR1011 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2015 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	Since Inception
Target Retirement 2015 R3	10.46%	14.42%	17.80%
Target Retirement 2015 R4	10.57%	14.70%	18.14%
Target Retirement 2015 R5	10.67%	14.88%	18.23%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	8.62%
S&P 500 Index	16.35%	17.24%	17.28%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 10.46%, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.13%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ending 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 61% equities and 39% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to

3

gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

In this low yield environment, the Fund will continue to allocate to higher yielding fixed income asset classes such as emerging market debt.

Composition by Investments
as of April 30, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.7%
Powershares Emerging Markets Sovereign Debt Portfolio	1.0
SPDR Dow Jones International Real Estate	0.5
SPDR Dow Jones REIT	0.6
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	1.0
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Corporate Opportunities Fund, Class Y	3.9
The Hartford Disciplined Equity Fund, Class Y	0.2
The Hartford Dividend and Growth Fund, Class Y	6.8
The Hartford Equity Income Fund, Class Y	9.1
The Hartford Fundamental Growth Fund, Class Y	1.6
The Hartford Global Growth Fund, Class Y	0.3
The Hartford Global Research Fund, Class Y	4.1
The Hartford Growth Fund, Class Y	0.2
The Hartford Inflation Plus Fund, Class Y	8.9
The Hartford International Opportunities Fund, Class Y	1.7
The Hartford International Small Company Fund, Class Y	3.3
The Hartford International Value Fund, Class Y	2.0
The Hartford MidCap Fund, Class Y	6.0
The Hartford MidCap Value Fund, Class Y	4.0
The Hartford Short Duration Fund, Class Y	10.7
The Hartford Small Company Fund, Class Y	0.8
The Hartford Small/Mid Cap Equity Fund, Class Y	1.7
The Hartford SmallCap Growth Fund, Class Y	3.0
The Hartford Total Return Bond Fund, Class Y	13.2
The Hartford Value Fund, Class Y	9.4
The Hartford Value Opportunities Fund, Class Y	0.4
Vanguard Emerging Markets	2.8
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.2%
EQUITY FUNDS - 56.5%
9	The Hartford Capital Appreciation Fund, Class Y●		$373
23	The Hartford Capital Appreciation II Fund, Class Y●		360
6	The Hartford Disciplined Equity Fund, Class Y		86
126	The Hartford Dividend and Growth Fund, Class Y		2,633
251	The Hartford Equity Income Fund, Class Y		3,509
49	The Hartford Fundamental Growth Fund, Class Y●		614
6	The Hartford Global Growth Fund, Class Y.		104
144	The Hartford Global Research Fund, Class Y		1,572
4	The Hartford Growth Fund, Class Y●		81
39	The Hartford International Opportunities Fund, Class Y		647
89	The Hartford International Small Company Fund, Class Y		1,269
59	The Hartford International Value Fund, Class Y		789
87	The Hartford MidCap Fund, Class Y●		2,329
116	The Hartford MidCap Value Fund, Class Y		1,537
13	The Hartford Small Company Fund, Class Y●		323
57	The Hartford Small/Mid Cap Equity Fund, Class Y		667
32	The Hartford SmallCap Growth Fund, Class Y●		1,176
293	The Hartford Value Fund, Class Y		3,624
12	The Hartford Value Opportunities Fund, Class Y		174
	Total equity funds
	(cost $18,358)		$21,867

FIXED INCOME FUNDS - 36.7%
152	The Hartford Corporate Opportunities Fund, Class Y		$1,526
292	The Hartford Inflation Plus Fund, Class Y		3,437
418	The Hartford Short Duration Fund, Class Y		4,137
477	The Hartford Total Return Bond Fund, Class Y		5,121
	Total fixed income funds
	(cost $14,071)		$14,221

	Total investments in affiliated investment companies
	(cost $32,429)		$36,088

EXCHANGE TRADED FUNDS - 6.6%
21	Powershares DB Commodity Index Tracking Fund ●		$657
15	Powershares Emerging Markets Sovereign Debt Portfolio		410
4	SPDR Dow Jones International Real Estate.		178
3	SPDR Dow Jones REIT		229
22	Vanguard Emerging Markets		1,096

	Total exchange traded funds
	(cost $2,238)		$2,570

	Total long-term investments
	(cost $34,667)		$38,658

SHORT-TERM INVESTMENTS - 0.0%

	Investment Pools and Funds - 0.0%
2	State Street Bank Money Market Fund		$2

	Total short-term investments
	(cost $2)		$2

	Total investments
	(cost $34,669) ▲	99.8%	$38,660
	Other assets and liabilities	0.2%	77
	Total net assets	100.0%	$38,737

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $34,678 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,002
Unrealized Depreciation	(20)
Net Unrealized Appreciation	$3,982

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$36,088	$36,088	$–	$–
Exchange Traded Funds	2,570	2,570	–	–
Short-Term Investments	2	2	–	–
Total	$38,660	$38,660	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,240)	$2,572
Investments in underlying affiliated funds, at market value (cost $32,429)	36,088
Receivables:
Investment securities sold	2,290
Fund shares sold	46
Dividends and interest	55
Other assets	31
Total assets	41,082
Liabilities:
Payables:
Investment securities purchased	48
Fund shares redeemed	2,291
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	2
Total liabilities	2,345
Net assets	$38,737
Summary of Net Assets:
Capital stock and paid-in-capital	$33,835
Accumulated undistributed net investment income	82
Accumulated net realized gain on investments	829
Unrealized appreciation of investments	3,991
Net assets	$38,737

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.27
Shares outstanding	1,787
Net assets	$25,507
Class R4: Net asset value per share	$14.32
Shares outstanding	795
Net assets	$11,382
Class R5: Net asset value per share	$14.34
Shares outstanding	129
Net assets	$1,848

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$29
Dividends from underlying affiliated funds	309
Interest	—
Total investment income	338

Expenses:
Investment management fees	24
Administrative services fees	28
Transfer agent fees	—
Distribution fees
Class R3	48
Class R4	13
Custodian fees	—
Accounting services fees	2
Registration and filing fees	21
Board of Directors' fees	1
Audit fees	3
Other expenses	3
Total expenses (before waivers)	143
Expense waivers	(91)
Total waivers	(91)
Total expenses, net	52
Net Investment Income	286
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	72
Net realized gain on investments in underlying affiliated funds	742
Net realized gain on investments in securities	24
Net Realized Gain on Investments	838
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,128
Net Changes in Unrealized Appreciation of Investments	2,128
Net Gain on Investments	2,966
Net Increase in Net Assets Resulting from Operations	$3,252

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$286	$186
Net realized gain on investments	838	442
Net unrealized appreciation of investments	2,128	1,261
Net Increase In Net Assets Resulting From Operations	3,252	1,889
Distributions to Shareholders:
From net investment income
Class R3	(209)	(30)
Class R4	(127)	(31)
Class R5	(21)	(23)
From net realized gain on investments
Class R3	(241)	—
Class R4	(140)	—
Class R5	(25)	—
Total distributions	(763)	(84)
Capital Share Transactions:
Class R3	9,673	11,257
Class R4	2,779	5,311
Class R5	228	(150)
Net increase from capital share transactions	12,680	16,418
Net Increase In Net Assets	15,169	18,223
Net Assets:
Beginning of period	23,568	5,345
End of period	$38,737	$23,568
Accumulated undistributed (distribution in excess of) net investment income (loss)	$82	$153

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value

10

hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$84	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$222
Undistributed Long-Term Capital Gain	337
Unrealized Appreciation *	1,854
Total Accumulated Earnings	$2,413

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $38 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary

14

of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	8
Class R5	98

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$20,333
Sales Proceeds Excluding U.S. Government Obligations	7,598

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	975	34	(297)	—	712	1,072	2	(170)	—	904
Amount	$13,307	$450	$(4,084)	$—	$9,673	$13,355	$30	$(2,128)	$—	$11,257
Class R4
Shares	382	20	(191)	—	211	514	3	(94)	—	423
Amount	$5,183	$268	$(2,672)	$—	$2,779	$6,454	$31	$(1,174)	$—	$5,311
Class R5
Shares	14	4	(1)	—	17	12	2	(26)	—	(12)
Amount	$196	$46	$(14)	$—	$228	$150	$23	$(323)	$—	$(150)
Total
Shares	1,371	58	(489)	—	940	1,598	7	(290)	—	1,315
Amount	$18,686	$764	$(6,770)	$—	$12,680	$19,959	$84	$(3,625)	$—	$16,418

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2015 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
R3	$13.29	$0.11	$–	$1.25	$1.36	$(0.16)	$(0.22)	$–	$(0.38)	$0.98	$14.27
R4	13.34	0.13	–	1.25	1.38	(0.18)	(0.22)	–	(0.40)	0.98	14.32
R5	13.35	0.13	–	1.26	1.39	(0.18)	(0.22)	–	(0.40)	0.99	14.34

For the Year Ended October 31, 2010
R3	11.69	0.14	–	1.62	1.76	(0.16)	–	–	(0.16)	1.60	13.29
R4	11.72	0.16	–	1.64	1.80	(0.18)	–	–	(0.18)	1.62	13.34
R5	11.72	0.24	–	1.57	1.81	(0.18)	–	–	(0.18)	1.63	13.35

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.21	–	1.59	1.80	(0.11)	–	–	(0.11)	1.69	11.69
R4	10.00	0.23	–	1.61	1.84	(0.12)	–	–	(0.12)	1.72	11.72
R5	10.00	0.26	–	1.58	1.84	(0.12)	–	–	(0.12)	1.72	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.46	%(E)	$25,507	1.04	%(F)	0.45	%(F)	0.45	%(F)	1.70	%(F)	24%
10.57	(E)	11,382	0.74	(F)	0.15	(F)	0.15	(F)	1.99	(F)	–
10.67	(E)	1,848	0.44	(F)	0.10	(F)	0.10	(F)	2.12	(F)	–

15.16		14,282	1.28		0.40		0.40		1.42		37
15.50		7,787	1.01		0.10		0.10		1.76		–
15.63		1,499	0.76		0.05		0.05		1.87		–

18.33		2,003	2.24		0.37		0.37		2.27		15
18.70		1,883	1.92		0.07		0.07		2.61		–
18.71		1,459	1.65		0.02		0.02		2.67		–

19

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class R3	$1,000.00	$1,104.55	$2.35	$1,000.00	$1,022.56	$2.26	0.45%	181	365
Class R4	$1,000.00	$1,105.74	$0.78	$1,000.00	$1,024.05	$0.75	0.15	181	365
Class R5	$1,000.00	$1,106.66	$0.52	$1,000.00	$1,024.30	$0.50	0.10	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR1511 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2020 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

				Since
	6 Month†	1 Year	5 year	Inception
Target Retirement 2020 A#	12.12%	15.67%	4.20%	4.87%
Target Retirement 2020 A##		9.31%	3.02%	3.81%
Target Retirement 2020 R3#	12.10%	15.55%	4.01%	4.71%
Target Retirement 2020 R4#	12.29%	15.96%	4.29%	4.96%
Target Retirement 2020 R5#	12.20%	15.98%	4.42%	5.08%
Target Retirement 2020 Y#	12.33%	16.00%	4.47%	5.13%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	6.33%	5.61%
S&P 500 Index	16.35%	17.24%	2.95%	4.03%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 12.12%, before sales charges, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was 9.21%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 67% equities and 33% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to

3

gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

In this low yield environment, the Fund will continue to allocate to higher yielding fixed income asset classes such as emerging market debt.

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.5%
Powershares Emerging Markets Sovereign Debt Portfolio	0.3
SPDR Dow Jones International Real Estate	0.3
SPDR Dow Jones REIT	0.5
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	4.1
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Corporate Opportunities Fund, Class Y	3.8
The Hartford Disciplined Equity Fund, Class Y	0.8
The Hartford Dividend and Growth Fund, Class Y	10.0
The Hartford Equity Income Fund, Class Y	3.7
The Hartford Floating Rate Fund, Class Y	1.6
The Hartford Fundamental Growth Fund, Class Y	2.5
The Hartford Global Growth Fund, Class Y	0.6
The Hartford Global Research Fund, Class Y	4.0
The Hartford Growth Fund, Class Y	1.2
The Hartford Growth Opportunities Fund, Class Y	0.8
The Hartford High Yield Fund, Class Y	1.5
The Hartford Inflation Plus Fund, Class Y	6.7
The Hartford International Opportunities Fund, Class Y	1.7
The Hartford International Small Company Fund, Class Y	3.8
The Hartford International Value Fund, Class Y	1.9
The Hartford MidCap Fund, Class Y	6.6
The Hartford MidCap Value Fund, Class Y	2.5
The Hartford Short Duration Fund, Class Y	8.1
The Hartford Small Company Fund, Class Y	1.0
The Hartford Small/Mid Cap Equity Fund, Class Y	2.4
The Hartford SmallCap Growth Fund, Class Y	3.1
The Hartford Strategic Income Fund, Class Y	0.7
The Hartford Total Return Bond Fund, Class Y	10.2
The Hartford Value Fund, Class Y	8.6
The Hartford Value Opportunities Fund, Class Y	1.1
Vanguard Emerging Markets	2.3
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2020 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.9%
EQUITY FUNDS - 61.3%
133	The Hartford Capital Appreciation Fund, Class Y●	$5,280
71	The Hartford Capital Appreciation II Fund, Class Y●	1,111
76	The Hartford Disciplined Equity Fund, Class Y	1,089
620	The Hartford Dividend and Growth Fund, Class Y	12,981
346	The Hartford Equity Income Fund, Class Y	4,828
258	The Hartford Fundamental Growth Fund, Class Y●	3,237
45	The Hartford Global Growth Fund, Class Y.	808
477	The Hartford Global Research Fund, Class Y	5,204
76	The Hartford Growth Fund, Class Y●	1,536
33	The Hartford Growth Opportunities Fund, Class Y	1,030
137	The Hartford International Opportunities Fund, Class Y	2,277
344	The Hartford International Small Company Fund, Class Y	4,930
189	The Hartford International Value Fund, Class Y	2,524
325	The Hartford MidCap Fund, Class Y●	8,648
248	The Hartford MidCap Value Fund, Class Y	3,290
51	The Hartford Small Company Fund, Class Y●	1,245
261	The Hartford Small/Mid Cap Equity Fund, Class Y	3,059
111	The Hartford SmallCap Growth Fund, Class Y●	4,082
907	The Hartford Value Fund, Class Y	11,214
94	The Hartford Value Opportunities Fund, Class Y	1,391
	Total equity funds
	(cost $64,385)	$79,764

FIXED INCOME FUNDS - 32.6%
496	The Hartford Corporate Opportunities Fund, Class Y	$4,994
228	The Hartford Floating Rate Fund, Class Y	2,045
268	The Hartford High Yield Fund, Class Y	2,037
739	The Hartford Inflation Plus Fund, Class Y	8,681
1,067	The Hartford Short Duration Fund, Class Y	10,552
94	The Hartford Strategic Income Fund, Class Y	872
1,232	The Hartford Total Return Bond Fund, Class Y	13,236
	Total fixed income funds
	(cost $41,645)	$42,417

	Total investments in affiliated investment companies
	(cost $106,030)	$122,181

Shares or Principal Amount			Market Value ╪
EXCHANGE TRADED FUNDS - 5.9%
101	Powershares DB Commodity Index Tracking Fund ●		$3,212
60	Vanguard Emerging Markets		3,043
13	Powershares Emerging Markets Sovereign Debt Portfolio		347
9	SPDR Dow Jones International Real Estate.		364
9	SPDR Dow Jones REIT		649

	Total exchange traded funds
	(cost $6,146)		$7,615

	Total long-term investments
	(cost $112,176)		$129,796

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
2	State Street Bank Money Market Fund		$2

	Total short-term investments
	(cost $2)		$2

	Total investments
	(cost $112,178) ▲	99.8%	$129,798
	Other assets and liabilities	0.2%	243
	Total net assets	100.0%	$130,041

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $112,419 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,620
Unrealized Depreciation	(241)
Net Unrealized Appreciation	$17,379

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$122,181	$122,181	$–	$-
Exchange Traded Funds	7,615	7,615	–	-
Short-Term Investments	2	2	–	-
Total	$129,798	$129,798	$–	$-

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,148)	$7,617
Investments in underlying affiliated funds, at market value (cost $106,030)	122,181
Receivables:
Investment securities sold	105
Fund shares sold	164
Dividends and interest	141
Other assets	64
Total assets	130,272
Liabilities:
Payables:
Investment securities purchased	109
Fund shares redeemed	105
Investment management fees	3
Administrative fees	2
Distribution fees	5
Accrued expenses	7
Total liabilities	231
Net assets	$130,041
Summary of Net Assets:
Capital stock and paid-in-capital	$115,272
Accumulated undistributed net investment income	184
Accumulated net realized loss on investments	(3,035)
Unrealized appreciation of investments	17,620
Net assets	$130,041

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.20/$11.85
Shares outstanding	2,335
Net assets	$26,149
Class R3: Net asset value per share	$11.14
Shares outstanding	3,715
Net assets	$41,385
Class R4: Net asset value per share	$11.20
Shares outstanding	4,275
Net assets	$47,877
Class R5: Net asset value per share	$11.21
Shares outstanding	1,294
Net assets	$14,513
Class Y: Net asset value per share	$11.21
Shares outstanding	10
Net assets	$117
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$58
Dividends from underlying affiliated funds	943
Total investment income	1,001

Expenses:
Investment management fees	81
Administrative services fees	67
Transfer agent fees	19
Distribution fees
Class A	31
Class R3	79
Class R4	49
Custodian fees	—
Accounting services fees	6
Registration and filing fees	31
Board of Directors' fees	1
Audit fees	3
Other expenses	6
Total expenses (before waivers)	373
Expense waivers	(213)
Total waivers	(213)
Total expenses, net	160
Net Investment Income	841
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	224
Net realized gain on investments in underlying affiliated funds	827
Net realized gain on investments in securities	71
Net Realized Gain on Investments	1,122
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	10,594
Net Changes in Unrealized Appreciation of Investments	10,594
Net Gain on Investments	11,716
Net Increase in Net Assets Resulting from Operations	$12,557

The accompanying notes are an integral part of these financial statements

8

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$841	$1,016
Net realized gain (loss) on investments	1,122	(247)
Net unrealized appreciation of investments	10,594	8,762
Net Increase In Net Assets Resulting From Operations	12,557	9,531
Distributions to Shareholders:
From net investment income
Class A	(319)	(290)
Class R3	(366)	(51)
Class R4	(511)	(305)
Class R5	(185)	(151)
Class Y	(2)	—
Total distributions	(1,383)	(797)
Capital Share Transactions:
Class A	(135)	2,714
Class R3	14,291	21,026
Class R4	14,298	9,048
Class R5	1,460	1,165
Class Y	2	90
Net increase from capital share transactions	29,916	34,043
Net Increase In Net Assets	41,090	42,777
Net Assets:
Beginning of period	88,951	46,174
End of period	$130,041	$88,951
Accumulated undistributed (distribution in excess of) net investment income (loss)	$184	$726

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

12

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$797	$422

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$727
Accumulated Capital Losses *	(3,917)
Unrealized Appreciation †	6,785
Total Accumulated Earnings	$3,595

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,515
2017	2,026
2018	376
Total	$3,917

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $41 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a

14

distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10
Class Y	10

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$43,834
Sales Proceeds Excluding U.S. Government Obligations	14,258

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	368	31	(410)	—	(11)	764	31	(507)	—	288
Amount	$3,910	$318	$(4,363)	$—	$(135)	$7,236	$290	$(4,812)	$—	$2,714
Class R3
Shares	1,659	36	(347)	—	1,348	2,685	5	(453)	—	2,237
Amount	$17,561	$366	$(3,636)	$—	$14,291	$25,278	$51	$(4,303)	$—	$21,026
Class R4
Shares	1,552	49	(245)	—	1,356	1,283	33	(365)	—	951
Amount	$16,392	$511	$(2,605)	$—	$14,298	$12,148	$305	$(3,405)	$—	$9,048
Class R5
Shares	217	18	(98)	—	137	344	16	(238)	—	122
Amount	$2,304	$186	$(1,030)	$—	$1,460	$3,254	$151	$(2,240)	$—	$1,165
Class Y
Shares	—	—	—	—	—	9	—	—	—	9
Amount	$—	$2	$—	$—	$2	$90	$—	$—	$—	$90
Total
Shares	3,796	134	(1,100)	—	2,830	5,085	85	(1,563)	—	3,607
Amount	$40,167	$1,383	$(11,634)	$—	$29,916	$48,006	$797	$(14,760)	$—	$34,043

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of

16

investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

17

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$10.12	$0.08	$–	$1.14	$1.22	$(0.14)	$–	$–	$(0.14)	$1.08	$11.20
R3	10.07	0.07	–	1.14	1.21	(0.14)	–	–	(0.14)	1.07	11.14
R4	10.12	0.09	–	1.14	1.23	(0.15)	–	–	(0.15)	1.08	11.20
R5	10.14	0.09	–	1.14	1.23	(0.16)	–	–	(0.16)	1.07	11.21
Y	10.13	0.09	–	1.15	1.24	(0.16)	–	–	(0.16)	1.08	11.21

For the Year Ended October 31, 2010 (E)
A	8.89	0.14	–	1.23	1.37	(0.14)	–	–	(0.14)	1.23	10.12
R3	8.87	0.11	–	1.23	1.34	(0.14)	–	–	(0.14)	1.20	10.07
R4	8.89	0.16	–	1.22	1.38	(0.15)	–	–	(0.15)	1.23	10.12
R5	8.90	0.17	–	1.22	1.39	(0.15)	–	–	(0.15)	1.24	10.14
Y	8.90	0.14	–	1.25	1.39	(0.16)	–	–	(0.16)	1.23	10.13

For the Year Ended October 31, 2009
A(H)	7.56	0.19	–	1.25	1.44	(0.11)	–	–	(0.11)	1.33	8.89
R3	7.55	0.17	–	1.25	1.42	(0.10)	–	–	(0.10)	1.32	8.87
R4	7.55	0.19	–	1.26	1.45	(0.11)	–	–	(0.11)	1.34	8.89
R5	7.56	0.20	–	1.25	1.45	(0.11)	–	–	(0.11)	1.34	8.90
Y	7.56	0.21	–	1.24	1.45	(0.11)	–	–	(0.11)	1.34	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	–	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	(4.12)	7.56
R3	11.67	0.35	–	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	(4.12)	7.55
R4	11.67	0.37	–	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	(4.12)	7.55
R5	11.68	0.39	–	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	(4.12)	7.56
Y	11.68	0.29	–	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	(4.12)	7.56

For the Year Ended October 31, 2007
A	10.43	0.24	–	1.29	1.53	(0.24)	(0.04)	–	(0.28)	1.25	11.68
R3(I)	10.55	0.08	–	1.11	1.19	(0.07)	–	–	(0.07)	1.12	11.67
R4(I)	10.55	0.10	–	1.12	1.22	(0.10)	–	–	(0.10)	1.12	11.67
R5(I)	10.55	0.14	–	1.11	1.25	(0.12)	–	–	(0.12)	1.13	11.68
Y	10.43	0.30	–	1.25	1.55	(0.26)	(0.04)	–	(0.30)	1.25	11.68

For the Year Ended October 31, 2006 (E)
A	9.79	0.13	–	0.86	0.99	(0.35)	–	–	(0.35)	0.64	10.43
Y	9.79	0.27	–	0.75	1.02	(0.38)	–	–	(0.38)	0.64	10.43

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.12	%(F)	$26,149	0.63	%(G)	0.33	%(G)	0.33	%(G)	1.58	%(G)	13%
12.10	(F)	41,385	0.94	(G)	0.48	(G)	0.48	(G)	1.32	(G)	–
12.29	(F)	47,877	0.64	(G)	0.18	(G)	0.18	(G)	1.66	(G)	–
12.20	(F)	14,513	0.34	(G)	0.13	(G)	0.13	(G)	1.75	(G)	–
12.33	(F)	117	0.24	(G)	0.13	(G)	0.13	(G)	1.78	(G)	–

15.54		23,735	0.65		0.29		0.29		1.54		28
15.30		23,842	0.98		0.44		0.44		1.30		–
15.68		29,544	0.68		0.14		0.14		1.67		–
15.82		11,725	0.38		0.09		0.09		1.76		–
15.72		105	0.27		0.07		0.07		1.55		–

19.38		18,297	0.75		0.25		0.25		2.52		20
19.19		1,151	1.19		0.40		0.40		1.57		–
19.53		17,503	0.81		0.10		0.10		2.48		–
19.59		9,213	0.51		0.05		0.05		2.63		–
19.63		10	0.42		0.05		0.05		2.69		–

(32.13)		13,495	0.77		0.48		0.48		2.30		51
(32.37)		70	1.21		0.91		0.91		1.00		–
(32.18)		8,281	0.83		0.55		0.55		1.12		–
(31.98)		6,165	0.53		0.23		0.23		0.96		–
(31.89)		9	0.46		0.17		0.17		2.74		–

14.95		17,710	1.25		0.51		0.51		1.64		16
11.32	(F)	11	1.72	(G)	0.91	(G)	0.91	(G)	0.86	(G)	–
11.64	(F)	1,129	1.35	(G)	0.61	(G)	0.61	(G)	1.23	(G)	–
11.91	(F)	11	1.12	(G)	0.31	(G)	0.31	(G)	1.46	(G)	–
15.20		12	0.94		0.21		0.21		2.71		–

10.37		2,125	9.85		0.53		0.53		1.35		19
10.70		11	9.41		0.22		0.22		2.73		–

19

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,121.24	$1.74	$1,000.00	$1,023.16	$1.66	0.33%	181	365
Class R3	$1,000.00	$1,121.04	$2.53	$1,000.00	$1,022.41	$2.41	0.48	181	365
Class R4	$1,000.00	$1,122.89	$0.95	$1,000.00	$1,023.90	$0.90	0.18	181	365
Class R5	$1,000.00	$1,122.01	$0.68	$1,000.00	$1,024.15	$0.65	0.13	181	365
Class Y	$1,000.00	$1,123.32	$0.68	$1,000.00	$1,024.15	$0.65	0.13	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR2011 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2025 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Target Retirement 2025 R3	12.36%	15.49%	18.33%
Target Retirement 2025 R4	12.53%	15.84%	18.69%
Target Retirement 2025 R5	12.55%	15.85%	18.75%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	8.62%
S&P 500 Index	16.35%	17.24%	17.28%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 12.36%, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, was 12.03%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 73% equities and 27% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to

3

gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.6%
SPDR Dow Jones International Real Estate	0.6
SPDR Dow Jones REIT	0.5
The Hartford Capital Appreciation Fund, Class Y	2.0
The Hartford Capital Appreciation II Fund, Class Y	0.3
The Hartford Dividend and Growth Fund, Class Y	12.0
The Hartford Equity Income Fund, Class Y	5.0
The Hartford Fundamental Growth Fund, Class Y	0.4
The Hartford Global Growth Fund, Class Y	0.4
The Hartford Global Research Fund, Class Y	2.9
The Hartford Growth Fund, Class Y	1.4
The Hartford Growth Opportunities Fund, Class Y	0.3
The Hartford Inflation Plus Fund, Class Y	7.0
The Hartford International Opportunities Fund, Class Y	2.0
The Hartford International Small Company Fund, Class Y	4.2
The Hartford International Value Fund, Class Y	2.8
The Hartford MidCap Fund, Class Y	5.7
The Hartford MidCap Value Fund, Class Y	3.9
The Hartford Short Duration Fund, Class Y	11.1
The Hartford Small Company Fund, Class Y	0.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.7
The Hartford SmallCap Growth Fund, Class Y	6.8
The Hartford Total Return Bond Fund, Class Y	10.6
The Hartford Value Fund, Class Y	9.9
The Hartford Value Opportunities Fund, Class Y	0.6
Vanguard Emerging Markets	3.4
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2025 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 92.8%
EQUITY FUNDS - 64.1%
21	The Hartford Capital Appreciation Fund, Class Y●		$829
9	The Hartford Capital Appreciation II Fund, Class Y●		140
235	The Hartford Dividend and Growth Fund, Class Y		4,916
147	The Hartford Equity Income Fund, Class Y		2,058
12	The Hartford Fundamental Growth Fund, Class Y●		144
8	The Hartford Global Growth Fund, Class Y		148
109	The Hartford Global Research Fund, Class Y		1,187
28	The Hartford Growth Fund, Class Y●		572
4	The Hartford Growth Opportunities Fund, Class Y		123
50	The Hartford International Opportunities Fund,Class Y		830
120	The Hartford International Small Company Fund, Class Y		1,726
86	The Hartford International Value Fund, Class Y		1,143
88	The Hartford MidCap Fund, Class Y●		2,333
121	The Hartford MidCap Value Fund, Class Y		1,605
13	The Hartford Small Company Fund, Class Y●		311
95	The Hartford Small/Mid Cap Equity Fund, Class Y		1,113
75	The Hartford SmallCap Growth Fund, Class Y●		2,767
329	The Hartford Value Fund, Class Y		4,071
17	The Hartford Value Opportunities Fund, Class Y		251
	Total equity funds
	(cost $22,083)		$26,267

FIXED INCOME FUNDS - 28.7%
242	The Hartford Inflation Plus Fund, Class Y		$2,843
461	The Hartford Short Duration Fund, Class Y		4,558
406	The Hartford Total Return Bond Fund, Class Y		4,356
	Total fixed income funds
	(cost $11,702)		$11,757

	Total investments in affiliated investment companies
	(cost $33,785)		$38,024

EXCHANGE TRADED FUNDS - 7.1%
34	Powershares DB Commodity Index Tracking Fund ●		$1,083
5	SPDR Dow Jones International Real Estate		225
3	SPDR Dow Jones REIT		216
27	Vanguard Emerging Markets		1,390
	Total exchange traded funds
	(cost $2,473)		$2,914

	Total long-term investments
	(cost $36,258)		$40,938

	Total investments
	(cost $36,258) ▲	99.9%	$40,938
	Other assets and liabilities	0.1%	60
	Total net assets	100.0%	$40,998

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $36,258 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,690
Unrealized Depreciation	(10)
Net Unrealized Appreciation	$4,680

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$38,024	$38,024	$–	$–
Exchange Traded Funds	2,914	2,914	–	–
Total	$40,938	$40,938	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,473)	$2,914
Investments in underlying affiliated funds, at market value (cost $33,785)	38,024
Receivables:
Investment securities sold	2,476
Fund shares sold	157
Dividends and interest	33
Other assets	33
Total assets	43,637
Liabilities:
Payables:
Investment securities purchased	157
Fund shares redeemed	2,476
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	2
Total liabilities	2,639
Net assets	$40,998
Summary of Net Assets:
Capital stock and paid-in-capital	$35,153
Accumulated undistributed net investment income	39
Accumulated net realized gain on investments	1,126
Unrealized appreciation of investments	4,680
Net assets	$40,998

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$14.65
Shares outstanding	1,605
Net assets	$23,505
Class R4: Net asset value per share	$14.71
Shares outstanding	1,038
Net assets	$15,258
Class R5: Net asset value per share	$14.72
Shares outstanding	152
Net assets	$2,235

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$26
Dividends from underlying affiliated funds	246
Total investment income	272

Expenses:
Investment management fees	26
Administrative services fees	30
Transfer agent fees	—
Distribution fees
Class R3	48
Class R4	16
Custodian fees	—
Accounting services fees	2
Registration and filing fees	21
Board of Directors' fees	—
Audit fees	3
Other expenses	3
Total expenses (before waivers)	149
Expense waivers	(90)
Total waivers	(90)
Total expenses, net	59
Net Investment Income	213
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	47
Net realized gain on investments in underlying affiliated funds	1,032
Net realized gain on investments in securities	47
Net Realized Gain on Investments	1,126
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,706
Net Changes in Unrealized Appreciation of Investments	2,706
Net Gain on Investments	3,832
Net Increase in Net Assets Resulting from Operations	$4,045

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$213	$129
Net realized gain on investments	1,126	266
Net unrealized appreciation of investments	2,706	1,415
Net Increase In Net Assets Resulting From Operations	4,045	1,810
Distributions to Shareholders:
From net investment income
Class R3	(144)	(20)
Class R4	(110)	(24)
Class R5	(20)	(15)
From net realized gain on investments
Class R3	(135)	—
Class R4	(88)	—
Class R5	(17)	—
Total distributions	(514)	(59)
Capital Share Transactions:
Class R3	7,383	11,272
Class R4	4,194	6,961
Class R5	116	303
Net increase from capital share transactions	11,693	18,536
Net Increase In Net Assets	15,224	20,287
Net Assets:
Beginning of period	25,774	5,487
End of period	$40,998	$25,774
Accumulated undistributed (distribution in excess of) net investment income (loss)	$39	$100

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
 Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$59	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$140
Undistributed Long-Term Capital Gain	200
Unrealized Appreciation *	1,974
Total Accumulated Earnings	$2,314

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $25 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion

14

of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	8
Class R5	96

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$18,248
Sales Proceeds Excluding U.S. Government Obligations	6,410

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	686	21	(169)	—	538	987	2	(98)	—	891
Amount	$9,509	$279	$(2,405)	$—	$7,383	$12,492	$20	$(1,240)	$—	$11,272
Class R4
Shares	497	15	(204)	—	308	621	2	(70)	—	553
Amount	$6,894	$198	$(2,898)	$—	$4,194	$7,818	$24	$(881)	$—	$6,961
Class R5
Shares	10	3	(5)	—	8	34	1	(10)	—	25
Amount	$149	$37	$(70)	$—	$116	$420	$15	$(132)	$—	$303
Total
Shares	1,193	39	(378)	—	854	1,642	5	(178)	—	1,469
Amount	$16,552	$514	$(5,373)	$—	$11,693	$20,730	$59	$(2,253)	$—	$18,536

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
R3	$13.27	$0.08	$–	$1.54	$1.62	$(0.12)	$(0.12)	$–	$(0.24)	$1.38	$14.65
R4	13.32	0.10	–	1.55	1.65	(0.14)	(0.12)	–	(0.26)	1.39	14.71
R5	13.33	0.11	–	1.54	1.65	(0.14)	(0.12)	–	(0.26)	1.39	14.72

For the Year Ended October 31, 2010
R3	11.60	0.09	–	1.68	1.77	(0.10)	–	–	(0.10)	1.67	13.27
R4	11.63	0.12	–	1.69	1.81	(0.12)	–	–	(0.12)	1.69	13.32
R5	11.64	0.16	–	1.66	1.82	(0.13)	–	–	(0.13)	1.69	13.33

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.16	–	1.56	1.72	(0.12)	–	–	(0.12)	1.60	11.60
R4	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63
R5	10.00	0.20	–	1.56	1.76	(0.12)	–	–	(0.12)	1.64	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.36	%(E)	$23,505	1.02	%(F)	0.48	%(F)	0.48	%(F)	1.13	%(F)	19%
12.53	(E)	15,258	0.72	(F)	0.18	(F)	0.18	(F)	1.39	(F)	–
12.55	(E)	2,235	0.43	(F)	0.13	(F)	0.13	(F)	1.56	(F)	–

15.36		14,148	1.30		0.43		0.43		0.95		26
15.69		9,714	1.01		0.13		0.13		1.28		–
15.71		1,912	0.76		0.08		0.08		1.35		–

17.44		2,046	2.25		0.42		0.42		1.73		12
17.81		2,060	1.94		0.12		0.12		1.99		–
17.92		1,381	1.71		0.07		0.07		2.09		–

19

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class R3	$1,000.00	$1,123.56	$2.53	$1,000.00	$1,022.41	$2.41	0.48%	181	365
Class R4	$1,000.00	$1,125.33	$0.95	$1,000.00	$1,023.90	$0.90	0.18	181	365
Class R5	$1,000.00	$1,125.52	$0.69	$1,000.00	$1,024.15	$0.65	0.13	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR2511 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2030 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds. We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	Since Inception
Target Retirement 2030 A#	13.99%	17.11%	3.97%	4.59%
Target Retirement 2030 A##		10.67%	2.80%	3.54%
Target Retirement 2030 R3#	13.93%	16.95%	3.74%	4.43%
Target Retirement 2030 R4#	14.05%	17.31%	4.03%	4.69%
Target Retirement 2030 R5#	14.06%	17.31%	4.12%	4.77%
Target Retirement 2030 Y#	14.03%	17.27%	4.21%	4.86%
Barclays Capital U.S. Aggregate
Bond Index	0.02%	5.36%	6.33%	5.61%
S&P 500 Index	16.35%	17.24%	2.96%	4.03%

†	Not Annualized
#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 13.99%, before sales charges, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was 12.08%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 79% equities and 21% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to

3

gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

Composition by Investments
as of April 30, 2011
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	2.8%
SPDR Dow Jones International Real Estate	0.7
SPDR Dow Jones REIT	0.6
The Hartford Capital Appreciation Fund, Class Y	5.3
The Hartford Capital Appreciation II Fund, Class Y	1.0
The Hartford Corporate Opportunities Fund, Class Y	2.8
The Hartford Disciplined Equity Fund, Class Y	1.5
The Hartford Dividend and Growth Fund, Class Y	8.4
The Hartford Equity Income Fund, Class Y	5.4
The Hartford Fundamental Growth Fund, Class Y	3.3
The Hartford Global Growth Fund, Class Y	0.9
The Hartford Global Research Fund, Class Y	3.2
The Hartford Growth Fund, Class Y	1.5
The Hartford Growth Opportunities Fund, Class Y	1.4
The Hartford Inflation Plus Fund, Class Y	4.0
The Hartford International Opportunities Fund, Class Y	3.3
The Hartford International Small Company Fund, Class Y	2.5
The Hartford International Value Fund, Class Y	2.3
The Hartford MidCap Fund, Class Y	3.4
The Hartford MidCap Value Fund, Class Y	3.8
The Hartford Short Duration Fund, Class Y	5.8
The Hartford Small Company Fund, Class Y	2.4
The Hartford Small/Mid Cap Equity Fund, Class Y	3.8
The Hartford SmallCap Growth Fund, Class Y	5.4
The Hartford Total Return Bond Fund, Class Y	8.4
The Hartford Value Fund, Class Y	10.8
The Hartford Value Opportunities Fund, Class Y	2.4
Vanguard Emerging Markets	2.8
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2030 Fund
Schedule of Investments April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.0%
EQUITY FUNDS - 72.0%
175	The Hartford Capital Appreciation Fund, Class Y●		$6,940
84	The Hartford Capital Appreciation II Fund, Class Y●		1,315
135	The Hartford Disciplined Equity Fund, Class Y		1,930
529	The Hartford Dividend and Growth Fund, Class Y		11,076
506	The Hartford Equity Income Fund, Class Y		7,058
346	The Hartford Fundamental Growth Fund, Class Y●		4,341
65	The Hartford Global Growth Fund, Class Y.		1,158
388	The Hartford Global Research Fund, Class Y		4,229
95	The Hartford Growth Fund, Class Y●		1,917
60	The Hartford Growth Opportunities Fund, Class Y		1,872
262	The Hartford International Opportunities Fund, Class Y		4,362
234	The Hartford International Small Company Fund, Class Y		3,358
223	The Hartford International Value Fund, Class Y		2,975
170	The Hartford MidCap Fund, Class Y●		4,529
378	The Hartford MidCap Value Fund, Class Y		5,019
129	The Hartford Small Company Fund, Class Y●		3,168
421	The Hartford Small/Mid Cap Equity Fund, Class Y		4,946
195	The Hartford SmallCap Growth Fund, Class Y●		7,149
1,150	The Hartford Value Fund, Class Y		14,219
210	The Hartford Value Opportunities Fund, Class Y		3,123
	Total equity funds
	(cost $76,632)		$94,684

FIXED INCOME FUNDS - 21.0%
366	The Hartford Corporate Opportunities Fund, Class Y		$3,690
443	The Hartford Inflation Plus Fund, Class Y		5,202
778	The Hartford Short Duration Fund, Class Y		7,691
1,028	The Hartford Total Return Bond Fund, Class Y		11,045
	Total fixed income funds
	(cost $27,184)		$27,628

	Total investments in affiliated investment companies
	(cost $103,816)		$122,312

EXCHANGE TRADED FUNDS - 6.9%
115	Powershares DB Commodity Index Tracking Fund ●		$3,676
21	SPDR Dow Jones International Real Estate		890
11	SPDR Dow Jones REIT		755
73	Vanguard Emerging Markets		3,715
	Total exchange traded funds
	(cost $7,475)		$9,036

	Total long-term investments
	(cost $111,291)		$131,348

	Total investments
	(cost $111,291) ▲	99.9%	$131,348
	Other assets and liabilities	0.1%	146
	Total net assets	100.0%	$131,494

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $111,615 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,057
Unrealized Depreciation	(324)
Net Unrealized Appreciation	$19,733

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$122,312	$122,312	$–	$–
Exchange Traded Funds	9,036	9,036	–	–
Total	$131,348	$131,348	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $7,475)	$9,036
Investments in underlying affiliated funds, at market value (cost $103,816)	122,312
Receivables:
Investment securities sold	91
Fund shares sold	115
Dividends and interest	83
Other assets	62
Total assets	131,699
Liabilities:
Payables:
Investment securities purchased	95
Fund shares redeemed	91
Investment management fees	3
Administrative fees	2
Distribution fees	6
Accrued expenses	8
Total liabilities	205
Net assets	$131,494
Summary of Net Assets:
Capital stock and paid-in-capital	$113,281
Accumulated undistributed net investment income	54
Accumulated net realized loss on investments	(1,898)
Unrealized appreciation of investments	20,057
Net assets	$131,494

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.18/$10.77
Shares outstanding	2,384
Net assets	$24,261
Class R3: Net asset value per share	$10.07
Shares outstanding	4,084
Net assets	$41,125
Class R4: Net asset value per share	$10.16
Shares outstanding	5,430
Net assets	$55,175
Class R5: Net asset value per share	$10.18
Shares outstanding	1,058
Net assets	$10,773
Class Y: Net asset value per share	$10.20
Shares outstanding	16
Net assets	$160

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$94
Dividends from underlying affiliated funds	611
Total investment income	705

Expenses:
Investment management fees	81
Administrative services fees	70
Transfer agent fees	26
Distribution fees
Class A	28
Class R3	76
Class R4	57
Custodian fees	—
Accounting services fees	7
Registration and filing fees	31
Board of Directors' fees	1
Audit fees	3
Other expenses	6
Total expenses (before waivers)	386
Expense waivers	(239)
Total waivers	(239)
Total expenses, net	147
Net Investment Income	558
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	152
Net realized gain on investments in underlying affiliated funds	592
Net realized gain on investments in securities	66
Net Realized Gain on Investments	810
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	12,885
Net Changes in Unrealized Appreciation of Investments	12,885
Net Gain on Investments	13,695
Net Increase in Net Assets Resulting from Operations	$14,253

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010
Operations:
Net investment income	$558	$724
Net realized gain (loss) on investments	810	(742)
Net unrealized appreciation of investments	12,885	9,393
Net Increase In Net Assets Resulting From Operations	14,253	9,375
Distributions to Shareholders:
From net investment income
Class A	(198)	(171)
Class R3	(240)	(35)
Class R4	(440)	(255)
Class R5	(99)	(75)
Class Y	(2)	—
Total distributions	(979)	(536)
Capital Share Transactions:
Class A	612	1,205
Class R3	17,078	15,714
Class R4	13,426	12,384
Class R5	935	1,575
Class Y	1	101
Net increase from capital share transactions	32,052	30,979
Net Increase In Net Assets	45,326	39,818
Net Assets:
Beginning of period	86,168	46,350
End of period	$131,494	$86,168
Accumulated undistributed (distribution in excess of) net investment income (loss)	$54	$475

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011.Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$536	$470

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$475
Accumulated Capital Losses *	(2,384)
Unrealized Appreciation †	6,848
Total Accumulated Earnings	$4,939

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$378
2017	1,251
2018	755
Total	$2,384

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $48 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized

14

12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	16

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$42,193
Sales Proceeds Excluding U.S. Government Obligations	10,299

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	353	21	(308)	—	66	614	20	(497)	—	137
Amount	$3,388	$197	$(2,973)	$—	$612	$5,198	$169	$(4,162)	$—	$1,205
Class R3
Shares	1,944	26	(166)	—	1,804	2,028	4	(165)	—	1,867
Amount	$18,410	$240	$(1,572)	$—	$17,078	$17,047	$35	$(1,368)	$—	$15,714
Class R4
Shares	1,542	47	(171)	—	1,418	1,720	31	(286)	—	1,465
Amount	$14,594	$440	$(1,608)	$—	$13,426	$14,530	$255	$(2,401)	$—	$12,384
Class R5
Shares	163	10	(76)	—	97	367	9	(191)	—	185
Amount	$1,563	$99	$(727)	$—	$935	$3,080	$75	$(1,580)	$—	$1,575
Class Y
Shares	—	—	—	—	—	12	—	—	—	12
Amount	$—	$1	$—	$—	$1	$101	$—	$—	$—	$101
Total
Shares	4,002	104	(721)	—	3,385	4,741	64	(1,139)	—	3,666
Amount	$37,955	$977	$(6,880)	$—	$32,052	$39,956	$534	$(9,511)	$—	$30,979

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	N/A	$	N/A
For the Year Ended October 31, 2010	N/A	$	N/A

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

16

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

17

The Hartford Target Retirement 2030 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$9.01	$0.05	$–	$1.20	$1.25	$(0.08)	$–	$–	$(0.08)	$1.17	$10.18
R3	8.92	0.04	–	1.20	1.24	(0.09)	–	–	(0.09)	1.15	10.07
R4	9.00	0.05	–	1.21	1.26	(0.10)	–	–	(0.10)	1.16	10.16
R5	9.02	0.06	–	1.20	1.26	(0.10)	–	–	(0.10)	1.16	10.18
Y	9.04	0.06	–	1.20	1.26	(0.10)	–	–	(0.10)	1.16	10.20

For the Year Ended October 31, 2010 (E)
A	7.84	0.09	–	1.16	1.25	(0.08)	–	–	(0.08)	1.17	9.01
R3	7.77	0.08	–	1.15	1.23	(0.08)	–	–	(0.08)	1.15	8.92
R4	7.83	0.10	–	1.16	1.26	(0.09)	–	–	(0.09)	1.17	9.00
R5	7.84	0.11	–	1.16	1.27	(0.09)	–	–	(0.09)	1.18	9.02
Y	7.86	0.12	–	1.15	1.27	(0.09)	–	–	(0.09)	1.18	9.04

For the Year Ended October 31, 2009 (E)
A(H)	6.80	0.12	–	1.04	1.16	(0.12)	–	–	(0.12)	1.04	7.84
R3	6.77	0.10	–	1.04	1.14	(0.14)	–	–	(0.14)	1.00	7.77
R4	6.78	0.12	–	1.05	1.17	(0.12)	–	–	(0.12)	1.05	7.83
R5	6.80	0.13	–	1.04	1.17	(0.13)	–	–	(0.13)	1.04	7.84
Y	6.82	0.14	–	1.04	1.18	(0.14)	–	–	(0.14)	1.04	7.86

For the Year Ended October 31, 2008 (E)
A	10.92	0.13	–	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	(4.12)	6.80
R3	10.88	(0.01)	–	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	(4.11)	6.77
R4	10.91	0.02	–	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.78
R5	10.93	0.03	–	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.80
Y	10.95	0.18	–	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	(4.13)	6.82

For the Year Ended October 31, 2007
A	9.36	0.15	–	1.55	1.70	(0.13)	(0.01)	–	(0.14)	1.56	10.92
R3(I)	9.53	(0.01)	–	1.36	1.35	–	–	–	–	1.35	10.88
R4(I)	9.53	–	–	1.38	1.38	–	–	–	–	1.38	10.91
R5(I)	9.53	0.05	–	1.35	1.40	–	–	–	–	1.40	10.93
Y	9.36	0.19	–	1.54	1.73	(0.13)	(0.01)	–	(0.14)	1.59	10.95

For the Year Ended October 31, 2006 (E)
A	9.75	0.03	–	0.87	0.90	(0.49)	–	(0.80)	(1.29)	(0.39)	9.36
Y	9.75	0.10	–	0.84	0.94	(0.53)	–	(0.80)	(1.33)	(0.39)	9.36

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Classes B and C were merged into Class A on July 24, 2009.
(I)	Commenced operations on December 22, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.99	%(F)	$24,261	0.71	%(G)	0.31	%(G)	0.31	%(G)	1.03	%(G)	9%
13.93	(F)	41,125	0.94	(G)	0.46	(G)	0.46	(G)	0.79	(G)	–
14.05	(F)	55,175	0.64	(G)	0.16	(G)	0.16	(G)	1.14	(G)	–
14.06	(F)	10,773	0.34	(G)	0.11	(G)	0.11	(G)	1.23	(G)	–
14.03	(F)	160	0.24	(G)	0.11	(G)	0.11	(G)	1.24	(G)	–

16.03		20,891	0.73		0.27		0.27		1.09		23
15.88		20,350	0.99		0.42		0.42		0.97		–
16.21		36,119	0.68		0.12		0.12		1.24		–
16.35		8,668	0.39		0.07		0.07		1.30		–
16.31		140	0.28		0.07		0.07		1.39		–

17.45		17,090	0.81		0.24		0.24		1.80		16
17.37		3,209	1.15		0.39		0.39		1.42		–
17.66		19,940	0.82		0.09		0.09		1.79		–
17.68		6,082	0.52		0.04		0.04		1.90		–
17.83		29	0.43		0.04		0.04		2.08		–

(34.83)		12,679	0.86		0.51		0.51		1.43		35
(35.18)		1,070	1.25		0.86		0.86		(0.10)		–
(34.87)		7,578	0.89		0.54		0.54		0.17		–
(34.82)		2,530	0.58		0.22		0.22		0.33		–
(34.69)		25	0.54		0.19		0.19		1.89		–

18.34		15,260	1.45		0.54		0.54		0.75		23
14.17	(F)	11	1.90	(G)	0.94	(G)	0.94	(G)	(0.06	) (G)	–
14.48	(F)	640	1.54	(G)	0.64	(G)	0.64	(G)	0.29	(G)	–
14.69	(F)	11	1.30	(G)	0.34	(G)	0.34	(G)	0.54	(G)	–
18.60		38	1.12		0.24		0.24		1.90		–

10.00		1,857	14.20		0.53		0.53		0.37		19
10.40		32	13.67		0.21		0.21		1.10		–

19

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Beginning Account Value October 31, 2010	Ending Account Value April 30, 2011	Expenses paid during the period October 31, 2010 through April 30, 2011	Annualized Expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,139.91	$1.65	$1,000.00	$1,023.26	$1.56	0.31%	181	365
Class R3	$1,000.00	$1,139.30	$2.44	$1,000.00	$1,022.51	$2.31	0.46	181	365
Class R4	$1,000.00	$1,140.55	$0.85	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R5	$1,000.00	$1,140.63	$0.58	$1,000.00	$1,024.25	$0.55	0.11	181	365
Class Y	$1,000.00	$1,140.32	$0.58	$1,000.00	$1,024.25	$0.55	0.11	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR3011 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2035 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•  Are you concerned about inflation and its effects on your portfolio?

•  Is your portfolio prepared for rising interest rates?

•  Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Target Retirement 2035 R3	15.02%	17.56%	19.99%
Target Retirement 2035 R4	15.11%	17.90%	20.32%
Target Retirement 2035 R5	15.22%	17.93%	20.39%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	8.62%
S&P 500 Index	16.35%	17.24%	17.28%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 15.02%, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, was 13.94%.

Why did the Fund perform this way?
Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 84% equities and 16% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income contributed to overall performance. The Fund benefited from its exposure to riskier credit sectors, as high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt detracted from performance as the asset class underperformed the intermediate bond category, trading on inflationary fears among other things. Diversification within intermediate bonds into treasury inflation-protected securities (TIPS) contributed to performance, as did further diversification into short-term bonds.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the

3

Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?
As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	3.0%
SPDR Dow Jones International Real Estate	0.6
SPDR Dow Jones REIT	0.5
The Hartford Capital Appreciation Fund, Class Y	2.8
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Disciplined Equity Fund, Class Y	0.4
The Hartford Dividend and Growth Fund, Class Y	7.0
The Hartford Equity Income Fund, Class Y	9.9
The Hartford Fundamental Growth Fund, Class Y	3.0
The Hartford Global Growth Fund, Class Y	0.4
The Hartford Global Research Fund, Class Y	3.0
The Hartford Growth Fund, Class Y	1.1
The Hartford Growth Opportunities Fund, Class Y	1.0
The Hartford Inflation Plus Fund, Class Y	3.3
The Hartford International Opportunities Fund, Class Y	1.9
The Hartford International Small Company Fund, Class Y	2.6
The Hartford International Value Fund, Class Y	2.0
The Hartford MidCap Fund, Class Y	6.0
The Hartford MidCap Value Fund, Class Y	9.2
The Hartford Short Duration Fund, Class Y	6.7
The Hartford Small Company Fund, Class Y	1.2
The Hartford Small/Mid Cap Equity Fund, Class Y	3.0
The Hartford SmallCap Growth Fund, Class Y	7.1
The Hartford Total Return Bond Fund, Class Y	7.4
The Hartford Value Fund, Class Y	12.3
The Hartford Value Opportunities Fund, Class Y	0.4
Vanguard Emerging Markets	3.2
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2035 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 92.6%
EQUITY FUNDS - 75.2%
20	The Hartford Capital Appreciation Fund, Class Y●		$795
16	The Hartford Capital Appreciation II Fund, Class Y●		243
8	The Hartford Disciplined Equity Fund, Class Y		120
95	The Hartford Dividend and Growth Fund, Class Y		1,983
201	The Hartford Equity Income Fund, Class Y		2,801
67	The Hartford Fundamental Growth Fund, Class Y●		844
6	The Hartford Global Growth Fund, Class Y.		114
77	The Hartford Global Research Fund, Class Y		842
16	The Hartford Growth Fund, Class Y●		317
9	The Hartford Growth Opportunities Fund, Class Y		286
32	The Hartford International Opportunities Fund, Class Y		539
52	The Hartford International Small Company Fund, Class Y		740
42	The Hartford International Value Fund, Class Y		556
64	The Hartford MidCap Fund, Class Y●		1,693
194	The Hartford MidCap Value Fund, Class Y		2,577
14	The Hartford Small Company Fund, Class Y●		344
70	The Hartford Small/Mid Cap Equity Fund, Class Y		828
54	The Hartford SmallCap Growth Fund, Class Y●		1,999
279	The Hartford Value Fund, Class Y		3,453
8	The Hartford Value Opportunities Fund, Class Y		117
	Total equity funds
	(cost $17,806)		$21,191

FIXED INCOME FUNDS - 17.4%
78	The Hartford Inflation Plus Fund, Class Y		$922
192	The Hartford Short Duration Fund, Class Y		1,903
195	The Hartford Total Return Bond Fund, Class Y		2,096
	Total fixed income funds
	(cost $4,900)		$4,921

	Total investments in affiliated investment companies
	(cost $22,706)		$26,112

EXCHANGE TRADED FUNDS - 7.3%
27	Powershares DB Commodity Index Tracking Fund ●		$853
4	SPDR Dow Jones International Real Estate		161
2	SPDR Dow Jones REIT		144
18	Vanguard Emerging Markets		890
	Total exchange traded funds
	(cost $1,713)		$2,048

	Total long-term investments
	(cost $24,419)		$28,160

	Total investments
	(cost assets $24,419) ▲	99.9%	$28,160
	Other assets and liabilities	0.1%	37
	Total net assets	100.0%	$28,197

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $24,426 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,748
Unrealized Depreciation	(14)
Net Unrealized Appreciation	$3,734

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$26,112	$26,112	$–	$–
Exchange Traded Funds	2,048	2,048	–	–
Total	$28,160	$28,160	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,713)	$2,048
Investments in underlying affiliated funds, at market value (cost $22,706)	26,112
Receivables:
Investment securities sold	2,698
Fund shares sold	10
Dividends and interest	13
Other assets	29
Total assets	30,910
Liabilities:
Payables:
Investment securities purchased	10
Fund shares redeemed	2,698
Investment management fees	—
Administrative fees	1
Distribution fees	2
Accrued expenses	2
Total liabilities	2,713
Net assets	$28,197
Summary of Net Assets:
Capital stock and paid-in-capital	$23,450
Accumulated undistributed net investment income	10
Accumulated net realized gain on investments	996
Unrealized appreciation of investments	3,741
Net assets	$28,197

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$15.11
Shares outstanding	1,178
Net assets	$17,798
Class R4: Net asset value per share	$15.16
Shares outstanding	576
Net assets	$8,733
Class R5: Net asset value per share	$15.17
Shares outstanding	110
Net assets	$1,666

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$16
Dividends from underlying affiliated funds	128
Total investment income	144

Expenses:
Investment management fees	17
Administrative services fees	21
Transfer agent fees	—
Distribution fees
Class R3	36
Class R4	10
Custodian fees	—
Accounting services fees	1
Registration and filing fees	21
Board of Directors' fees	—
Audit fees	3
Other expenses	3
Total expenses (before waivers)	112
Expense waivers	(76)
Total waivers	(76)
Total expenses, net	36
Net Investment Income	108
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	20
Net realized gain on investments in underlying affiliated funds	964
Net realized gain on investments in securities	19
Net Realized Gain on Investments	1,003
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,168
Net Changes in Unrealized Appreciation of Investments	2,168
Net Gain on Investments	3,171
Net Increase in Net Assets Resulting from Operations	$3,279

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$108	$79
Net realized gain on investments	1,003	297
Net unrealized appreciation of investments	2,168	1,021
Net Increase In Net Assets Resulting From Operations	3,279	1,397
Distributions to Shareholders:
From net investment income
Class R3	(87)	(13)
Class R4	(53)	(18)
Class R5	(13)	(12)
From net realized gain on investments
Class R3	(155)	—
Class R4	(90)	—
Class R5	(22)	—
Total distributions	(420)	(43)
Capital Share Transactions:
Class R3	6,587	7,254
Class R4	2,252	3,313
Class R5	82	13
Net increase from capital share transactions	8,921	10,580
Net Increase In Net Assets	11,780	11,934
Net Assets:
Beginning of period	16,417	4,483
End of period	$28,197	$16,417
Accumulated undistributed (distribution in excess of) net investment income (loss)	$10	$55

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$43	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$54
Undistributed Long-Term Capital Gain	268
Unrealized Appreciation *	1,566
Total Accumulated Earnings	$1,888

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $36 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary

14

of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	97

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$14,171
Sales Proceeds Excluding U.S. Government Obligations	5,509

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	642	18	(186)	—	474	655	1	(82)	—	574
Amount	$9,064	$242	$(2,719)	$—	$6,587	$8,274	$12	$(1,032)	$—	$7,254
Class R4
Shares	305	11	(152)	—	164	315	2	(57)	—	260
Amount	$4,323	$144	$(2,215)	$—	$2,252	$4,017	$18	$(722)	$—	$3,313
Class R5
Shares	4	3	(1)	—	6	9	1	(9)	—	1
Amount	$58	$35	$(11)	$—	$82	$112	$12	$(111)	$—	$13
Total
Shares	951	32	(339)	—	644	979	4	(148)	—	835
Amount	$13,445	$421	$(4,945)	$—	$8,921	$12,403	$42	$(1,865)	$—	$10,580

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

15

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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17

The Hartford Target Retirement 2035 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
R3	$13.44	$0.06	$–	$1.92	$1.98	$(0.10)	$(0.21)	$–	$(0.31)	$1.67	$15.11
R4	13.49	0.08	–	1.92	2.00	(0.12)	(0.21)	–	(0.33)	1.67	15.16
R5	13.49	0.08	–	1.93	2.01	(0.12)	(0.21)	–	(0.33)	1.68	15.17

For the Year Ended October 31, 2010
R3	11.63	0.08	–	1.82	1.90	(0.09)	–	–	(0.09)	1.81	13.44
R4	11.66	0.12	–	1.82	1.94	(0.11)	–	–	(0.11)	1.83	13.49
R5	11.66	0.14	–	1.81	1.95	(0.12)	–	–	(0.12)	1.83	13.49

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.15	–	1.59	1.74	(0.11)	–	–	(0.11)	1.63	11.63
R4	10.00	0.17	–	1.61	1.78	(0.12)	–	–	(0.12)	1.66	11.66
R5	10.00	0.18	–	1.60	1.78	(0.12)	–	–	(0.12)	1.66	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

15.02	%(E)	$17,798	1.10	%(F)	0.43	%(F)	0.43	%(F)	0.81	%(F)	24%
15.11	(E)	8,733	0.80	(F)	0.13	(F)	0.13	(F)	1.09	(F)	–
15.22	(E)	1,666	0.51	(F)	0.08	(F)	0.08	(F)	1.25	(F)	–

16.38		9,464	1.44		0.39		0.39		0.75		30
16.74		5,550	1.16		0.09		0.09		1.02		–
16.78		1,403	0.89		0.04		0.04		1.12		–

17.72		1,508	2.35		0.37		0.37		1.50		15
18.09		1,777	2.03		0.07		0.07		1.75		–
18.10		1,198	1.77		0.02		0.02		1.84		–

19

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	Ratio	year	year
Class R3	$1,000.00	$1,150.23	$2.29	$1,000.00	$1,022.66	$2.16	0.43%	181	365
Class R4	$1,000.00	$1,151.07	$0.69	$1,000.00	$1,024.15	$0.65	0.13	181	365
Class R5	$1,000.00	$1,152.18	$0.43	$1,000.00	$1,024.40	$0.40	0.08	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR3511 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2040 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)
			Since
	6 Month†	1 Year	Inception
Target Retirement 2040 R3	15.40%	18.39%	20.27%
Target Retirement 2040 R4	15.65%	18.81%	20.64%
Target Retirement 2040 R5	15.67%	18.83%	20.70%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	8.62%
S&P 500 Index	16.35%	17.24%	17.28%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 15.40%, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, was 13.46%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 89% equities and 11% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income benefited performance, as treasury inflation-protected securities (TIPS) outperformed the Barclays Capital U.S. Aggregate Bond Index.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

3

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

In this low yield environment, the Fund will continue to allocate to higher yielding fixed income asset classes such as emerging market debt.

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	3.1%
SPDR Dow Jones International Real Estate	0.4
SPDR Dow Jones REIT	1.0
The Hartford Capital Appreciation Fund, Class Y	3.3
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Corporate Opportunities Fund, Class Y	0.1
The Hartford Disciplined Equity Fund, Class Y	0.1
The Hartford Dividend and Growth Fund, Class Y	6.8
The Hartford Equity Income Fund, Class Y	8.6
The Hartford Fundamental Growth Fund, Class Y	3.1
The Hartford Global Growth Fund, Class Y	0.0
The Hartford Global Research Fund, Class Y	3.8
The Hartford Growth Fund, Class Y	1.0
The Hartford Growth Opportunities Fund, Class Y	1.0
The Hartford Inflation Plus Fund, Class Y	3.8
The Hartford International Opportunities Fund, Class Y	1.5
The Hartford International Small Company Fund, Class Y	2.1
The Hartford International Value Fund, Class Y	3.0
The Hartford MidCap Fund, Class Y	6.5
The Hartford MidCap Value Fund, Class Y	11.1
The Hartford Small Company Fund, Class Y	1.6
The Hartford Small/Mid Cap Equity Fund, Class Y	5.4
The Hartford SmallCap Growth Fund, Class Y	8.4
The Hartford Total Return Bond Fund, Class Y	4.3
The Hartford Value Fund, Class Y	15.9
The Hartford Value Opportunities Fund, Class Y	0.8
Vanguard Emerging Markets	2.3
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2040 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.1%
EQUITY FUNDS - 84.9%
29	The Hartford Capital Appreciation Fund, Class Y●		$1,135
20	The Hartford Capital Appreciation II Fund, Class Y●		318
2	The Hartford Disciplined Equity Fund, Class Y		34
111	The Hartford Dividend and Growth Fund, Class Y		2,325
212	The Hartford Equity Income Fund, Class Y		2,957
84	The Hartford Fundamental Growth Fund, Class Y●		1,050
–	The Hartford Global Growth Fund, Class Y.		9
121	The Hartford Global Research Fund, Class Y		1,319
17	The Hartford Growth Fund, Class Y●		340
11	The Hartford Growth Opportunities Fund, Class Y		354
31	The Hartford International Opportunities Fund, Class Y		518
50	The Hartford International Small Company Fund, Class Y		716
77	The Hartford International Value Fund, Class Y		1,023
83	The Hartford MidCap Fund, Class Y●		2,213
286	The Hartford MidCap Value Fund, Class Y		3,797
22	The Hartford Small Company Fund, Class Y●		541
156	The Hartford Small/Mid Cap Equity Fund, Class Y		1,833
78	The Hartford SmallCap Growth Fund, Class Y●		2,865
439	The Hartford Value Fund, Class Y		5,431
18	The Hartford Value Opportunities Fund, Class Y		262
	Total equity funds
	(cost $24,726)		$29,040
	FIXED INCOME FUNDS - 8.2%
4	The Hartford Corporate Opportunities Fund, Class Y		$42
111	The Hartford Inflation Plus Fund, Class Y		1,305
136	The Hartford Total Return Bond Fund, Class Y		1,466
	Total fixed income funds
	(cost $2,762)		$2,813

	Total investments in affiliated investment companies
	(cost $27,488)		$31,853

EXCHANGE TRADED FUNDS - 6.8%
33	Powershares DB Commodity Index Tracking Fund ●		$1,067
3	SPDR Dow Jones International Real Estate.		122
5	SPDR Dow Jones REIT		352
16	Vanguard Emerging Markets		792
	Total exchange traded funds
	(cost $1,969)		$2,333

	Total long-term investments
	(cost $29,457)		$34,186

	Total investments
	(cost $29,457) ▲	99.9%	$34,186
	Other assets and liabilities	0.1%	39
	Total net assets	100.0%	$34,225
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $29,459 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,729
Unrealized Depreciation	(2)
Net Unrealized Appreciation	$4,727

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$31,853	$31,853	$–	$–
Exchange Traded Funds	2,333	2,333	–	–
Total	$34,186	$34,186	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,969)	$2,333
Investments in underlying affiliated funds, at market value (cost $27,488)	31,853
Receivables:
Investment securities sold	2,700
Fund shares sold	18
Dividends and interest	14
Other assets	31
Total assets	36,949
Liabilities:
Payables:
Investment securities purchased	17
Fund shares redeemed	2,700
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	3
Total liabilities	2,724
Net assets	$34,225
Summary of Net Assets:
Capital stock and paid-in-capital	$28,908
Accumulated undistributed net investment income	2
Accumulated net realized gain on investments	586
Unrealized appreciation of investments	4,729
Net assets	$34,225

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$15.29
Shares outstanding	1,428
Net assets	$21,834
Class R4: Net asset value per share	$15.35
Shares outstanding	680
Net assets	$10,443
Class R5: Net asset value per share	$15.36
Shares outstanding	127
Net assets	$1,948

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$16
Dividends from underlying affiliated funds	123
Interest	—
Total investment income	139

Expenses:
Investment management fees	19
Administrative services fees	23
Transfer agent fees	—
Distribution fees
Class R3	39
Class R4	10
Custodian fees	—
Accounting services fees	2
Registration and filing fees	21
Board of Directors' fees	1
Audit fees	3
Other expenses	3
Total expenses (before waivers)	121
Expense waivers	(81)
Total waivers	(81)
Total expenses, net	40
Net Investment Income	99
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	20
Net realized gain on investments in underlying affiliated funds	564
Net realized gain on investments in securities	4
Net Realized Gain on Investments	588
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	3,054
Net Changes in Unrealized Appreciation of Investments	3,054
Net Gain on Investments	3,642
Net Increase in Net Assets Resulting from Operations	$3,741

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$99	$69
Net realized gain on investments	588	226
Net unrealized appreciation of investments	3,054	1,153
Net Increase In Net Assets Resulting From Operations	3,741	1,448
Distributions to Shareholders:
From net investment income
Class R3	(79)	(11)
Class R4	(48)	(19)
Class R5	(15)	(12)
From net realized gain on investments
Class R3	(116)	—
Class R4	(58)	—
Class R5	(20)	—
Total distributions	(336)	(42)
Capital Share Transactions:
Class R3	9,898	7,831
Class R4	4,638	2,644
Class R5	(162)	314
Net increase from capital share transactions	14,374	10,789
Net Increase In Net Assets	17,779	12,195
Net Assets:
Beginning of period	16,446	4,251
End of period	$34,225	$16,446
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2	$45

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$42	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$45
Undistributed Long-Term Capital Gain	194
Unrealized Appreciation *	1,673
Total Accumulated Earnings	$1,912

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $33 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary

14

of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	96

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$18,878
Sales Proceeds Excluding U.S. Government Obligations	4,679

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	847	14	(164)	—	697	655	1	(37)	—	619
Amount	$12,158	$195	$(2,455)	$—	$9,898	$8,290	$11	$(470)	$—	$7,831
Class R4
Shares	416	7	(93)	—	330	270	2	(62)	—	210
Amount	$5,942	$106	$(1,410)	$—	$4,638	$3,405	$19	$(780)	$—	$2,644
Class R5
Shares	7	3	(21)	—	(11)	36	1	(13)	—	24
Amount	$106	$36	$(304)	$—	$(162)	$465	$12	$(163)	$—	$314
Total
Shares	1,270	24	(278)	—	1,016	961	4	(112)	—	853
Amount	$18,206	$337	$(4,169)	$—	$14,374	$12,160	$42	$(1,413)	$—	$10,789

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

15

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2040 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
R3	$13.48	$0.06	$–	$1.99	$2.05	$(0.09)	$(0.15)	$–	$(0.24)	$1.81	$15.29
R4	13.52	0.07	–	2.01	2.08	(0.10)	(0.15)	–	(0.25)	1.83	15.35
R5	13.53	0.08	–	2.01	2.09	(0.11)	(0.15)	–	(0.26)	1.83	15.36

For the Year Ended October 31, 2010
R3	11.59	0.06	–	1.91	1.97	(0.08)	–	–	(0.08)	1.89	13.48
R4	11.62	0.11	–	1.90	2.01	(0.11)	–	–	(0.11)	1.90	13.52
R5	11.63	0.12	–	1.89	2.01	(0.11)	–	–	(0.11)	1.90	13.53

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.15	–	1.55	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.17	–	1.57	1.74	(0.12)	–	–	(0.12)	1.62	11.62
R5	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

18

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

15.40%(E)	$21,834	1.08	%(F)	0.43	%(F)	0.43	%(F)	0.64	%(F)	18%
15.65 (E)	10,443	0.78	(F)	0.13	(F)	0.13	(F)	0.93	(F)	–
15.67 (E)	1,948	0.49	(F)	0.08	(F)	0.08	(F)	1.16	(F)	–

17.06	9,856	1.45		0.38		0.38		0.64		24
17.35	4,727	1.18		0.08		0.08		0.93		–
17.36	1,863	0.91		0.03		0.03		1.00		–

17.34	1,301	2.41		0.35		0.35		1.48		15
17.70	1,629	2.10		0.05		0.05		1.79		–
17.81	1,321	1.81		–		–		1.83		–

19

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class R3	$1,000.00	$1,154.01	$2.30	$1,000.00	$1,022.66	$2.16	0.43%	181	365
Class R4	$1,000.00	$1,156.47	$0.69	$1,000.00	$1,024.15	$0.65	0.13	181	365
Class R5	$1,000.00	$1,156.67	$0.43	$1,000.00	$1,024.40	$0.40	0.08	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR4011 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2045 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservaion.

Performance Overview 10/31/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

			Since
	6 Month†	1 Year	Inception
Target Retirement 2045 R3	16.38%	18.95%	20.54%
Target Retirement 2045 R4	16.59%	19.24%	20.91%
Target Retirement 2045 R5	16.70%	19.35%	20.97%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	8.62%
S&P 500 Index	16.35%	17.24%	17.28%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 16.38%, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, was 14.62%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 93% equities and 7% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

The Fund’s strategic asset allocation decisions within fixed income benefited performance, as treasury inflation-protected securities (TIPS) outperformed the Barclays Capital U.S. Aggregate Bond Index.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

3

In February, we aged our Target Retirement Funds modestly, reducing the allocation to equities according to our glidepath schedule.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding environment to continue, although we are watching inflationary pressures over the intermediate term. We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

Composition by Investments
as of April 30, 2011

Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	4.1%
SPDR Dow Jones International Real Estate	0.8
SPDR Dow Jones REIT	1.1
The Hartford Capital Appreciation Fund, Class Y	3.2
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Disciplined Equity Fund, Class Y	0.1
The Hartford Dividend and Growth Fund, Class Y	3.8
The Hartford Equity Income Fund, Class Y	5.8
The Hartford Fundamental Growth Fund, Class Y	2.3
The Hartford Global Growth Fund, Class Y	1.1
The Hartford Global Research Fund, Class Y	6.2
The Hartford Growth Fund, Class Y	1.7
The Hartford Growth Opportunities Fund, Class Y	1.1
The Hartford Inflation Plus Fund, Class Y	3.9
The Hartford International Opportunities Fund, Class Y	2.2
The Hartford International Small Company Fund, Class Y	3.9
The Hartford International Value Fund, Class Y	3.2
The Hartford MidCap Value Fund, Class Y	10.9
The Hartford Small Company Fund, Class Y	2.6
The Hartford Small/Mid Cap Equity Fund, Class Y	5.9
The Hartford SmallCap Growth Fund, Class Y	7.3
The Hartford Total Return Bond Fund, Class Y	3.8
The Hartford Value Fund, Class Y	20.3
The Hartford Value Opportunities Fund, Class Y	1.0
Vanguard Emerging Markets	2.6
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2045 Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)
Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 91.2%
EQUITY FUNDS - 83.5%
10	The Hartford Capital Appreciation Fund, Class Y●		$405
7	The Hartford Capital Appreciation II Fund, Class Y●		113
–	The Hartford Disciplined Equity Fund, Class Y		6
23	The Hartford Dividend and Growth Fund, Class Y		481
53	The Hartford Equity Income Fund, Class Y		740
23	The Hartford Fundamental Growth Fund, Class Y●		288
8	The Hartford Global Growth Fund, Class Y		139
73	The Hartford Global Research Fund, Class Y		792
11	The Hartford Growth Fund, Class Y●		222
5	The Hartford Growth Opportunities Fund, Class Y		145
17	The Hartford International Opportunities Fund, Class Y		283
35	The Hartford International Small Company Fund, Class Y		496
31	The Hartford International Value Fund, Class Y		410
105	The Hartford MidCap Value Fund, Class Y		1,389
14	The Hartford Small Company Fund, Class Y●		336
64	The Hartford Small/Mid Cap Equity Fund, Class Y		753
25	The Hartford SmallCap Growth Fund, Class Y●		936
210	The Hartford Value Fund, Class Y		2,596
9	The Hartford Value Opportunities Fund, Class Y		132
	Total equity funds
	(cost $8,632)		$10,662

FIXED INCOME FUNDS - 7.7%
43	The Hartford Inflation Plus Fund, Class Y		$506
45	The Hartford Total Return Bond Fund, Class Y		483
	Total fixed income funds
	(cost $977)		$989

	Total investments in affiliated investment companies
	(cost $9,609)		$11,651

EXCHANGE TRADED FUNDS - 8.6%
16	Powershares DB Commodity Index Tracking Fund ●		$521
3	SPDR Dow Jones International Real Estate.		109
2	SPDR Dow Jones REIT		137
7	Vanguard Emerging Markets		333
	Total exchange traded funds
	(cost $895)		$1,100

	Total long-term investments
	(cost $10,504)		$12,751

	Total investments
	(cost $10,504) ▲	99.8%	$12,751
	Other assets and liabilities	0.2%	25
	Total net assets	100.0%	$12,776

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $10,504 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,247
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,247

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted))

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$11,651	$11,651	$–	$–
Exchange Traded Funds	1,100	1,100	–	–
Total	$12,751	$12,751	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $895)	$1,100
Investments in underlying affiliated funds, at market value (cost $9,609)	11,651
Receivables:
Investment securities sold	1,340
Fund shares sold	13
Dividends and interest	3
Other assets	26
Total assets	14,133
Liabilities:
Payables:
Investment securities purchased	13
Fund shares redeemed	1,340
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	3
Total liabilities	1,357
Net assets	$12,776
Summary of Net Assets:
Capital stock and paid-in-capital	$9,942
Accumulated distribution in excess of net investment income	(4)
Accumulated net realized gain on investments	591
Unrealized appreciation of investments	2,247
Net assets	$12,776

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$15.36
Shares outstanding	463
Net assets	$7,111
Class R4: Net asset value per share	$15.41
Shares outstanding	262
Net assets	$4,044
Class R5: Net asset value per share	$15.42
Shares outstanding	105
Net assets	$1,621

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$12
Dividends from underlying affiliated funds	43
Total investment income	55

Expenses:
Investment management fees	8
Administrative services fees	10
Transfer agent fees	—
Distribution fees
Class R3	16
Class R4	4
Custodian fees	—
Accounting services fees	1
Registration and filing fees	21
Board of Directors' fees	—
Audit fees	3
Other expenses	2
Total expenses (before waivers)	65
Expense waivers	(48)
Total waivers	(48)
Total expenses, net	17
Net Investment Income	38
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	7
Net realized gain on investments in underlying affiliated funds	578
Net realized gain on investments in securities	6
Net Realized Gain on Investments	591
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,051
Net Changes in Unrealized Appreciation of Investments	1,051
Net Gain on Investments	1,642
Net Increase in Net Assets Resulting from Operations	$1,680

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$38	$37
Net realized gain on investments	591	126
Net unrealized appreciation of investments	1,051	696
Net Increase In Net Assets Resulting From Operations	1,680	859
Distributions to Shareholders:
From net investment income
Class R3	(28)	(7)
Class R4	(21)	(12)
Class R5	(11)	(10)
From net realized gain on investments
Class R3	(65)	—
Class R4	(37)	—
Class R5	(21)	—
Total distributions	(183)	(29)
Capital Share Transactions:
Class R3	2,352	2,186
Class R4	1,187	615
Class R5	52	(12)
Net increase from capital share transactions	3,591	2,789
Net Increase In Net Assets	5,088	3,619
Net Assets:
Beginning of period	7,688	4,069
End of period	$12,776	$7,688
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(4)	$18

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value

10

hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$29	$33

12

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18
Undistributed Long-Term Capital Gain	123
Unrealized Appreciation *	1,196
Total Accumulated Earnings	$1,337

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $3 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total  amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%
Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

14

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	8
Class R4	96
Class R5	96

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,025
Sales Proceeds Excluding U.S. Government Obligations	2,546

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	281	7	(116)	—	172	195	1	(24)	—	172
Amount	$4,023	$93	$(1,764)	$—	$2,352	$2,483	$7	$(304)	$—	$2,186
Class R4
Shares	110	4	(30)	—	84	62	1	(14)	—	49
Amount	$1,553	$58	$(424)	$—	$1,187	$779	$11	$(175)	$—	$615
Class R5
Shares	2	2	—	—	4	6	1	(8)	—	(1)
Amount	$22	$31	$(1)	$—	$52	$84	$10	$(106)	$—	$(12)
Total
Shares	393	13	(146)	—	260	263	3	(46)	—	220
Amount	$5,598	$182	$(2,189)	$—	$3,591	$3,346	$28	$(585)	$—	$2,789

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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17

The Hartford Target Retirement 2045 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
R3	$13.47	$0.04	$–	$2.13	$2.17	$(0.08)	$(0.20)	$–	$(0.28)	$1.89	$15.36
R4	13.51	0.06	–	2.14	2.20	(0.10)	(0.20)	–	(0.30)	1.90	15.41
R5	13.51	0.07	–	2.15	2.22	(0.11)	(0.20)	–	(0.31)	1.91	15.42

For the Year Ended October 31, 2010
R3	11.59	0.06	–	1.88	1.94	(0.06)	–	–	(0.06)	1.88	13.47
R4	11.62	0.10	–	1.88	1.98	(0.09)	–	–	(0.09)	1.89	13.51
R5	11.62	0.11	–	1.87	1.98	(0.09)	–	–	(0.09)	1.89	13.51

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.12	–	1.58	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62
R5	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.38	%(E)	$7,111	1.35	%(F)	0.46	%(F)	0.46	%(F)	0.49	%(F)	23%
16.59	(E)	4,044	1.06	(F)	0.16	(F)	0.16	(F)	0.85	(F)	–
16.70	(E)	1,621	0.77	(F)	0.11	(F)	0.11	(F)	0.95	(F)	–

16.79		3,918	1.77		0.42		0.42		0.47		19
17.09		2,399	1.48		0.12		0.12		0.76		–
17.14		1,371	1.18		0.07		0.07		0.84		–

17.28		1,380	2.40		0.39		0.39		1.21		7
17.65		1,499	2.08		0.09		0.09		1.49		–
17.65		1,190	1.82		0.04		0.04		1.54		–

19

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

 Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class R3	$1,000.00	$1,163.85	$2.47	$1,000.00	$1,022.51	$2.31	0.46%	181	365
Class R4	$1,000.00	$1,165.91	$0.86	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R5	$1,000.00	$1,166.96	$0.59	$1,000.00	$1,024.25	$0.55	0.11	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR4511 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Target Retirement 2050 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	Since Inception
Target Retirement 2050 R3	16.66%	18.97%	20.48%
Target Retirement 2050 R4	16.87%	19.35%	20.85%
Target Retirement 2050 R5	16.88%	19.45%	20.91%
Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%	8.62%
S&P 500 Index	16.35%	17.24%	17.28%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 16.66%, for the six-month period ended April 30, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.35% and 0.02%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, was 13.82%.

Why did the Fund perform this way?

Despite substantial global headwinds, U.S. economic growth continued to rebound over the last six months. Concerns over the European sovereign debt crisis that began in February of 2010 resurfaced in the latter part of the year. During the first quarter of 2011, demonstrations in Tunisia and Egypt evolved into unrest in Bahrain and war in Libya, impacting oil supply and raising concerns over possible contagion from the political unrest in the region. Headline inflation accelerated and exacerbated an already problematic inflationary trend for central banks. The Japanese earthquake and tsunami devastation also rattled the market and led to coordinated central bank intervention.

Equity markets ended strong for the six-month period ended 4/30/2011, with the S&P 500 gaining 16.35%, although macroeconomic events resulted in elevated levels of volatility. Small-cap stocks led the way, outperforming mid-caps and large-caps. With regard to investment style, growth beat value in mid-caps and small-caps. U.S. stocks outperformed international stocks as the effects of the European sovereign debt crisis continue to be felt. Among the thirteen equity asset classes in our investment universe, commodities-measured by the Deutsche Bank Optimum Yield Commodities Index posted the strongest results, up 26.8%.

Within fixed income, U.S. Treasury yields rose over the period, with two-year U.S. Treasuries rising 27 basis points (bps) to 0.60% and ten-year U.S. Treasuries rising 69bps to 3.29%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, commercial mortgage-backed securities (CMBS) were the top performer, while U.S. Treasuries were the worst. Risk assets, such as U.S. high yield bonds and bank loans outperformed the Barclays Capital U.S. Aggregate Bond Index. However, emerging market debt struggled, down 2.2% for the period.

There are two main drivers of the Fund's performance: the asset allocation among various asset classes and the performance of the Underlying Funds. The Fund of Fund sub-adviser has control over the asset allocation decision and the selection of Underlying Funds. With regard to Asset Allocation, due to the stock / bond mix being relatively fixed, we look to add value by strategically allocating within the stock and bond investment sub asset classes. Generally, the Fund’s Target Allocation is 95% equities and 5% fixed income.

The Fund’s strategic asset allocation decisions within equities had a mixed impact on overall fund performance. Diversification out of domestic large-caps into mid- and small-caps benefited performance. As commodities were the best performing asset class in the Fund’s universe, an out of benchmark allocation to the asset was also additive. The Fund was hurt by its structural value bias as growth beat value in mid-caps and small-caps. International equity exposure detracted from performance, as the MSCI EAFE underperformed the S&P 500, and emerging market stock and international REITs lagged developed international large-caps.

Beyond the asset allocation decision, we also seek to add value by selecting the Underlying Funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the Underlying Funds available in our investment universe and by looking past each Underlying Fund’s objectives and benchmarks to its portfolio of securities and how the Underlying Fund has behaved historically. Then each Underlying Fund’s alpha, tracking error, and peer relative scores are calculated. Finally, a proprietary optimization is run to determine which Underlying Funds the Fund should invest in. This process causes the Fund to gravitate to those Underlying Funds with the most attractive long-term track record. Over the period, negative fund selection results within the Fund’s mid-cap growth allocation were partially offset by positive fund selection measures within large-cap growth and small-cap growth.

What is the outlook?

As we look further into 2011, we see a continuation of several themes and a new dynamic in the economy that is taking hold. We expect slow global growth and a low yielding

3

environment to continue, although we are watching inflationary pressures over the intermediate term.

We saw a break with the “risk on/risk off” market in the 1st quarter, as return correlations initially rose in response to global events, before subsiding to 12-month lows. This differs from the global events we experienced in 2010, such as the European sovereign debt crisis, when return correlations increased and remained elevated. In other words, we believe that the market will trade less on speculative macro forces, when asset class correlations generally rise, and more on security fundamentals.

Though not a near-term risk, the Fund is well positioned for a higher inflationary environment. We expect to benefit in this environment with allocations to TIPS, real estate investment trusts, and commodities. Global and domestic monetary policy will continue to support global growth. This growth should be supportive of asset classes such as commodities as well as domestic and international small-caps.

Composition by Investments
as of April 30, 2011
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking Fund	3.3%
SPDR Dow Jones International Real Estate	0.7
SPDR Dow Jones REIT	0.6
The Hartford Capital Appreciation Fund, Class Y	2.9
The Hartford Capital Appreciation II Fund, Class Y	0.8
The Hartford Dividend and Growth Fund, Class Y	2.5
The Hartford Equity Income Fund, Class Y	11.3
The Hartford Fundamental Growth Fund, Class Y	1.4
The Hartford Global Growth Fund, Class Y	0.8
The Hartford Global Research Fund, Class Y	5.7
The Hartford Growth Fund, Class Y	2.6
The Hartford Growth Opportunities Fund, Class Y	1.0
The Hartford Inflation Plus Fund, Class Y	1.4
The Hartford International Opportunities Fund, Class Y	2.3
The Hartford International Small Company Fund, Class Y	4.1
The Hartford International Value Fund, Class Y	3.7
The Hartford MidCap Fund, Class Y	2.6
The Hartford MidCap Value Fund, Class Y	10.4
The Hartford Small Company Fund, Class Y	1.5
The Hartford Small/Mid Cap Equity Fund, Class Y	7.1
The Hartford SmallCap Growth Fund, Class Y	6.1
The Hartford Total Return Bond Fund, Class Y	2.5
The Hartford Value Fund, Class Y	20.0
The Hartford Value Opportunities Fund, Class Y	2.1
Vanguard Emerging Markets	2.4
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2050 Fund
Schedule of Investments April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 92.8%
EQUITY FUNDS - 88.9%
11	The Hartford Capital Appreciation Fund, Class Y●		$434
8	The Hartford Capital Appreciation II Fund, Class Y●		126
18	The Hartford Dividend and Growth Fund, Class Y		381
122	The Hartford Equity Income Fund, Class Y		1,706
17	The Hartford Fundamental Growth Fund, Class Y●		215
7	The Hartford Global Growth Fund, Class Y.		123
79	The Hartford Global Research Fund, Class Y.		859
19	The Hartford Growth Fund, Class Y●		387
5	The Hartford Growth Opportunities Fund, Class Y		150
21	The Hartford International Opportunities Fund, Class Y		341
44	The Hartford International Small Company Fund, Class Y		625
42	The Hartford International Value Fund, Class Y		560
15	The Hartford MidCap Fund, Class Y●		386
118	The Hartford MidCap Value Fund, Class Y		1,573
9	The Hartford Small Company Fund, Class Y●		231
91	The Hartford Small/Mid Cap Equity Fund, Class Y		1,073
25	The Hartford SmallCap Growth Fund, Class Y●		915
244	The Hartford Value Fund, Class Y		3,014
21	The Hartford Value Opportunities Fund, Class Y		314
	Total equity funds
	(cost $11,247)		$13,413

FIXED INCOME FUNDS - 3.9%
19	The Hartford Inflation Plus Fund, Class Y		$222
35	The Hartford Total Return Bond Fund, Class Y		376
	Total fixed income funds
	(cost $587)		$598

	Total investments in affiliated investment companies
	(cost $11,834)		$14,011

EXCHANGE TRADED FUNDS - 7.0%
15	Powershares DB Commodity Index Tracking Fund ●		$494
3	SPDR Dow Jones International Real Estate.		109
1	SPDR Dow Jones REIT		84
7	Vanguard Emerging Markets		367
	Total exchange traded funds
	(cost $868)		$1,054

	Total long-term investments
	(cost $12,702)		$15,065

	Total investments
	(cost $12,702) ▲	99.8%	$15,065
	Other assets and liabilities	0.2%	24
	Total net assets	100.0%	$15,089

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $12,702 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,363
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,363

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$14,011	$14,011	$–	$–
Exchange Traded Funds	1,054	1,054	–	–
Total	$15,065	$15,065	$–	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $868)	$1,054
Investments in underlying affiliated funds, at market value (cost $11,834)	14,011
Receivables:
Investment securities sold	1,470
Fund shares sold	43
Dividends and interest	3
Other assets	25
Total assets	16,606
Liabilities:
Payables:
Investment securities purchased	43
Fund shares redeemed	1,470
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	3
Total liabilities	1,517
Net assets	$15,089
Summary of Net Assets:
Capital stock and paid-in-capital	$12,050
Accumulated distribution in excess of net investment income	(4)
Accumulated net realized gain on investments	680
Unrealized appreciation of investments	2,363
Net assets	$15,089

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$15.33
Shares outstanding	470
Net assets	$7,208
Class R4: Net asset value per share	$15.38
Shares outstanding	395
Net assets	$6,071
Class R5: Net asset value per share	$15.39
Shares outstanding	118
Net assets	$1,810

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10
Dividends from underlying affiliated funds	49
Total investment income	59

Expenses:
Investment management fees	9
Administrative services fees	11
Transfer agent fees	—
Distribution fees
Class R3	16
Class R4	6
Custodian fees	—
Accounting services fees	1
Registration and filing fees	21
Board of Directors' fees	—
Audit fees	3
Other expenses	3
Total expenses (before waivers)	70
Expense waivers	(51)
Total waivers	(51)
Total expenses, net	19
Net Investment Income	40
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	5
Net realized gain on investments in underlying affiliated funds	663
Net realized gain on investments in securities	12
Net Realized Gain on Investments	680
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,177
Net Changes in Unrealized Appreciation of Investments	1,177
Net Gain on Investments	1,857
Net Increase in Net Assets Resulting from Operations	$1,897

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$40	$37
Net realized gain on investments	680	138
Net unrealized appreciation of investments	1,177	707
Net Increase In Net Assets Resulting From Operations	1,897	882
Distributions to Shareholders:
From net investment income
Class R3	(26)	(7)
Class R4	(25)	(12)
Class R5	(11)	(10)
From net realized gain on investments
Class R3	(62)	—
Class R4	(53)	—
Class R5	(23)	—
Total distributions	(200)	(29)
Capital Share Transactions:
Class R3	2,750	1,977
Class R4	2,269	1,597
Class R5	137	72
Net increase from capital share transactions	5,156	3,646
Net Increase In Net Assets	6,853	4,499
Net Assets:
Beginning of period	8,236	3,737
End of period	$15,089	$8,236
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(4)	$18

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value

10

hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011.  Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$29	$33

12

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$27
Undistributed Long-Term Capital Gain	129
Unrealized Appreciation *	1,186
Total Accumulated Earnings	$1,342

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker- dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

14

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	96
Class R5	104

7.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$8,367
Sales Proceeds Excluding U.S. Government Obligations	3,337

8.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	363	6	(169)	—	200	178	1	(20)	—	159
Amount	$5,196	$88	$(2,534)	$—	$2,750	$2,218	$7	$(248)	$—	$1,977
Class R4
Shares	198	6	(44)	—	160	154	1	(29)	—	126
Amount	$2,829	$78	$(638)	$—	$2,269	$1,959	$12	$(374)	$—	$1,597
Class R5
Shares	7	3	—	—	10	6	1	(2)	—	5
Amount	$103	$34	$—	$—	$137	$78	$10	$(16)	$—	$72
Total
Shares	568	15	(213)	—	370	338	3	(51)	—	290
Amount	$8,128	$200	$(3,172)	$—	$5,156	$4,255	$29	$(638)	$—	$3,646

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2050 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
R3	$13.42	$0.04	$–	$2.16	$2.20	$(0.07)	$(0.22)	$–	$(0.29)	$1.91	$15.33
R4	13.46	0.06	–	2.17	2.23	(0.09)	(0.22)	–	(0.31)	1.92	15.38
R5	13.47	0.07	–	2.16	2.23	(0.09)	(0.22)	–	(0.31)	1.92	15.39

For the Year Ended October 31, 2010
R3	11.58	0.06	–	1.84	1.90	(0.06)	–	–	(0.06)	1.84	13.42
R4	11.61	0.09	–	1.85	1.94	(0.09)	–	–	(0.09)	1.85	13.46
R5	11.61	0.10	–	1.85	1.95	(0.09)	–	–	(0.09)	1.86	13.47

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.12	–	1.57	1.69	(0.11)	–	–	(0.11)	1.58	11.58
R4	10.00	0.15	–	1.57	1.72	(0.11)	–	–	(0.11)	1.61	11.61
R5	10.00	0.16	–	1.56	1.72	(0.11)	–	–	(0.11)	1.61	11.61
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Net Assets at	Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		End of Period	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		(000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.66	%(E)	$7,208	1.30	%(F)	0.46	%(F)	0.46	%(F)	0.46	%(F)	27%
16.87	(E)	6,071	1.00	(F)	0.16	(F)	0.16	(F)	0.76	(F)	–
16.88	(E)	1,810	0.72	(F)	0.11	(F)	0.11	(F)	0.93	(F)	–

16.46		3,619	1.79		0.42		0.42		0.44		19
16.78		3,161	1.49		0.12		0.12		0.84		–
16.90		1,456	1.20		0.07		0.07		0.82		–

17.18		1,285	2.42		0.39		0.39		1.23		8
17.54		1,262	2.13		0.09		0.09		1.53		–
17.55		1,190	1.83		0.04		0.04		1.56		–

19

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

20

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

21

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class R3	$1,000.00	$1,166.63	$2.47	$1,000.00	$1,022.51	$2.31	0.46%	181	365
Class R4	$1,000.00	$1,168.67	$0.86	$1,000.00	$1,024.00	$0.80	0.16	181	365
Class R5	$1,000.00	$1,168.82	$0.59	$1,000.00	$1,024.25	$0.55	0.11	181	365

23

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford
PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TR5011 6/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Total Return Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Total Return Bond Fund inception 07/22/1996
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Total Return Bond A#	0.72%	5.08%	4.84%	5.01%
Total Return Bond A##		0.35%	3.88%	4.53%
Total Return Bond B#	0.35%	4.32%	4.07%	NA*
Total Return Bond B##		-0.68%	3.72%	NA*
Total Return Bond C#	0.45%	4.41%	4.08%	4.29%
Total Return Bond C##		3.41%	4.08%	4.29%
Total Return Bond I#	0.94%	5.43%	5.14%	5.16%
Total Return Bond R3#	0.56%	4.79%	4.71%	5.20%
Total Return Bond R4#	0.71%	5.11%	4.92%	5.31%
Total Return Bond R5#	0.86%	5.42%	5.17%	5.43%
Total Return Bond Y#	0.91%	5.53%	5.26%	5.48%
Barclays Capital U.S. Aggregate
Bond Index	0.02%	5.36%	6.33%	5.74%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 0.72%, before sales charge, for the six-month period ended April 30, 2011, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index which returned 0.02%, and the 0.88% average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund’s excess return relative to the benchmark came from several fronts. Our decision to maintain an overweight to riskier assets such as High Yield (HY) and Commercial Mortgage Backed Securities (CMBS) was positive as the Fed’s decision to pursue a second round of Quantitative Easing (QE2) was positive for credit. We also were of the belief that the Fed’s decision to purchase $600 billion of Treasuries before June 2011 would also be positive for a longer duration positioning. However, this proved not to be the case, and we exited that position resulting in a neutral impact to performance. 10 year Treasury yields were 2.6% at the start of the period and by the end of April were at 3.28%, reversing the gains of the prior period. Despite the run up in Treasury yields, credit spreads continued to rally leading to outperformance of nearly all fixed income asset classes versus U.S. Treasury bonds.

Economic activity picked up following the summer slowdown as net exports and consumer spending started to show upward movement. Towards the end of the reporting period the run up in commodity prices (specifically oil) and the aggressive monetary tightening in the developing markets, led by China, started to take its toll on real economic activity and estimates of growth started to ratchet lower.

Our security selection in benchmark sectors had mixed results, but on the balance proved net positive to performance. In Investment Grade Credit (IGC), overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Financials and Industrials were positive to performance. In the CMBS space, the combination of a focus on high quality senior paper and security selection in the lower part of the capital structure were the main drivers of outperformance in the sector.

The second largest sector in the index, Mortgage Backed Securities (MBS), outperformed Treasuries as relatively attractive spreads brought in investors, especially banks, which continue to invest excess cash in Government National Mortgage Associations (GNMAs) while loan demand remains weak. Here, security selection led to slight underperformance, which was partially offset by our overall underweight (i.e. the Fund’s sector position was less than the benchmark position) to the sector.

What is the outlook?

As we approach the end of QE2, we still remain skeptical that the lasting effects of QE2 will lead us to sustainable economic expansion. However, the other unstated goal of QE2 of supporting asset prices has so far been fulfilled. On balance, fundamentals continue to support credit but we believe valuations are stretched, and we will look for opportunities to reduce or hedge credit exposure. Small business confidence, employment and the consumer dominate our strategic view as the “normal” route out of economic malaise and towards sustainable growth. Over the next few quarters, we see potential factors which could lead to increased volatility in rates and credit: first, the end of U.S. fiscal stimulus as the White House and the Congress grapple with the fiscal situation in the U.S.; additionally, the sovereign credit crisis in Europe will likely add volatility to European rates and currencies (we remain negative on the Euro). Finally, inflation, which has been mainly a developing economy story, has led to tighter policy abroad and could impact net exports.

Distribution by Credit Quality
as of April 30, 2011
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	5.6%
Aa / AA	3.6
A	11.9
Baa / BBB	19.7
Ba / BB	3.9
B	3.8
Caa / CCC or Lower	2.2
Unrated	0.9
U.S. Government Securities	45.5
Cash	2.7
Other Assets & Liabilities	0.2
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long- term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used.  "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Security Type
as of April 30, 2011
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	11.3%
Call Options Purchased	0.1
Corporate Bonds: Investment Grade	29.7
Corporate Bonds: Non-Investment Grade	8.6
Municipal Bonds	1.3
Preferred Stocks	0.1
Put Options Purchased	0.1
Senior Floating Rate Interests: Non-Investment Grade	0.7
U.S. Government Agencies	26.4
U.S. Government Securities	18.6
Short-Term Investments	2.9
Other Assets and Liabilities	0.2
Total	100.0%

3

Diversification by Industry
as of April 30, 2011
Percentage of
Industry	Net Assets
Advertising and Related Services	0.4%
Aerospace Product and Parts Manufacturing	0.3
Agencies, Brokerages, and Other Insurance	0.0
Agricultural Chemical Manufacturing	0.6
Agriculture, Construction, Mining and Machinery	0.1
Alumina and Aluminum Production and Processing	0.4
Auto Parts & Equipment	0.0
Automobile Manufacturers	0.1
Automotive Equipment Rental and Leasing	0.0
Automotive Parts, Accessories, and Tire Stores	0.0
Basic Chemical Manufacturing	0.5
Beverage Manufacturing	0.3
Building Material and Supplies Dealers	0.1
Cable and Other Program Distribution	0.2
Cable and Other Subscription Programming	1.4
Captive Auto Finance	0.7
Captive Retail Finance	0.1
Clothing Stores	0.2
Coal Mining	0.0
Commercial Banking	0.8
Communications Equipment Manufacturing	0.0
Computer and Peripheral Equipment Manufacturing	0.0
Converted Paper Product Manufacturing	0.0
Credit Card Issuing	0.8
Data Processing Services	0.0
Data Processing, Hosting, and Related Services	0.1
Deep Sea, Coastal, Great Lakes Water Transportation	0.0
Department Stores	0.3
Depository Credit Banking	3.0
Diversified Banks	0.0
Electric Generation, Transmission and Distribution	1.7
Electrical Equipment Manufacturing	0.3
Electronics and Appliance Stores	0.0
Foreign Currency Option Contract	0.2
Fruit and Vegetable Preserving and Specialty Food	0.2
Full-Service Restaurants	0.2
Gambling Industries	0.0
General Medical and Surgical Hospitals	0.2
General Obligations	0.3
General Rental Centers	0.0
Glass and Glass Product Manufacturing	0.0
Grocery and Related Product Wholesalers	0.1
Grocery Stores	0.4
Health and Personal Care Stores	0.3
Higher Education (Univ., Dorms, etc.)	0.3
Industrial Machinery and Equipment Rental and Leasing	0.1
Insurance Carriers	2.0
Interest Rate Option Contract	0.0
International Trade Financing (Foreign Banks)	0.5
Internet Service Providers and Web Search Portals	0.1
Iron and Steel Mills and Ferroalloy Manufacturing	0.6
Jewelry, Luggage, and Leather Goods Stores	0.0
Logging	0.1
Management of Companies and Enterprises	0.0
Medical and Diagnostic Laboratories	0.1
Medical Equipment and Supplies Manufacturing	0.1
Metal Ore Mining	1.0
Miscellaneous	0.1
Miscellaneous Durable Goods Wholesalers	0.0
Monetary Authorities - Central Bank	0.5
Motor Vehicle Manufacturing	0.2
Motor Vehicle Parts Manufacturing	0.1
Natural Gas Distribution	0.8
Newspaper, Periodical, Book and Database Publisher	0.4
Nondepository Credit Banking	2.2
Nonmetallic Mineral Mining and Quarrying	0.9
Oil and Gas Extraction	1.8
Other Amusement and Recreation Industries	0.0
Other Chemical and Preparation Manufacturing	0.0
Other Financial Investment Activities	1.5
Other Food Manufacturing	0.7
Other Heavy and Civil Engineering Construction	0.2
Other Miscellaneous Manufacturing	0.6
Other Motor Vehicle Dealers	0.1
Other Support Services	0.1
Petroleum and Coal Products Manufacturing	0.7
Pharmaceutical and Medicine Manufacturing	0.1
Pipeline Transportation of Crude Oil	0.0
Pipeline Transportation of Natural Gas	0.4
Printing and Related Support Activities	0.1
Pulp, Paper, and Paperboard Mills	0.2
Radio and Television Broadcasting	0.5
Rail Transportation	0.2
Real Estate Credit (Mortgage Banking)	9.5
Real Estate Investment Trust (REIT)	0.6
Residential Building Construction	0.2
Rubber Manufacturing	0.0
Rubber Product Manufacturing	0.1
Satellite Telecommunications	0.1
Scheduled Air Transportation	0.0
Securities and Commodity Contracts and Brokerage	3.2
Semiconductor, Electronic Component Manufacturing	0.1
Soap, Cleaning Compound, Toilet Manufacturing	0.0
Sovereign Foreign Governments	1.8
Sporting Goods, Hobby and Musical Instrument Store	0.1
Steel Product Manufacturing From Purchased Steel	0.0
Sugar and Confectionery Product Manufacturing	0.2
Support Activities For Mining	0.3
Tax Allocation	0.1
Telecommunications - Other	1.2
Telecommunications - Wired Carriers	0.7
Telecommunications - Wireless Carriers	0.5
Textile Furnishings Mills	0.0
Thrifts & Mortgage Finance	0.0
Tobacco Manufacturing	0.2
Transportation	0.1
Traveler Accommodation	0.3
Utilities - Electric	0.2
Utilities - Water and Sewer	0.2
Waste Treatment and Disposal	0.0
Wireless Communications Services	0.6
U.S. Government Agencies	26.4
U.S. Government Securities	18.6
Short-Term Investments	2.9
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.3%
	Captive Auto Finance - 0.7%
	Ally Automotive Receivables Trust
$950	3.00%, 10/15/2015 ■	$981
1,960	3.29%, 03/15/2015 ■	2,033
2,420	3.38%, 09/15/2017 ■☼	2,420
2,440	3.61%, 08/15/2016 ■	2,550
	Bank of America Automotive Trust
3,400	3.03%, 10/15/2016 ■	3,501
	Daimler Chrysler Automotive Trust
132	4.71%, 09/10/2012 Δ	133
	Ford Credit Automotive Owner Trust
1,560	3.21%, 07/15/2017	1,569
710	5.53%, 05/15/2016 ■	760
		13,947
	Captive Retail Finance - 0.1%
	CNH Equipment Trust
2,631	2.90%, 11/17/2014 ○	2,607

	Credit Card Issuing - 0.8%
	Chase Issuance Trust
2,660	5.12%, 10/15/2014	2,832
	Citibank Credit Card Issuance Trust
2,420	5.70%, 05/15/2013	2,426
3,765	6.30%, 06/20/2014	3,970
	GE Capital Credit Card Master Note Trust
7,025	2.21%, 06/15/2016	7,176
1,490	3.69%, 07/15/2015	1,542
		17,946
	Other Financial Investment Activities - 0.1%
	NCUA Guaranteed Notes
2,158	2.90%, 10/29/2020	2,132

	Real Estate Credit (Mortgage Banking) - 9.5%
	Banc of America Commercial Mortgage, Inc.
2,255	5.48%, 01/15/2049	2,332
1,080	5.66%, 06/10/2049 Δ	1,162
	Banc of America Large Loan
981	1.97%, 11/15/2015 ■Δ	937
3,150	5.33%, 12/16/2043 ■	3,218
2,665	5.65%, 06/15/2049 ■Δ	2,756
	Bear Stearns Commercial Mortgage Securities, Inc.
13,231	15.00%, 11/11/2041 - 07/11/2042 ⌂►	153
	CFCRE Commercial Mortgage Trust
13,460	1.51%, 04/15/2044 ■	1,008
	Citigroup Commercial Mortgage Trust
3,520	5.70%, 12/10/2049 Δ	3,671
4,870	5.82%, 12/10/2049 Δ	5,453
2,205	5.89%, 12/10/2049 Δ	2,444
	Citigroup/Deutsche Bank Commercial Mortgage Trust
4,175	5.32%, 12/11/2049	4,482
1,800	5.62%, 10/15/2048	1,982
4,010	5.89%, 11/15/2044	4,442
	Commercial Mortgage Pass-Through Certificates
11,795	5.30%, 07/10/2046 ■►	1,320
12,801	8.25%, 10/01/2020 ■►	535
	Countrywide Home Loans, Inc.
6,480	6.00%, 10/25/2037 ⌂	5,898
	Credit Suisse Mortgage Capital Certificates
5,347	5.31%, 12/15/2039	5,719
2,605	5.34%, 12/15/2039	2,681
	Credit-Based Asset Servicing and Securitization
593	0.48%, 05/25/2036 ■Δ	518
	CWCapital Cobalt Ltd.
2,480	5.48%, 04/15/2047	2,609
2,785	5.53%, 04/15/2047	2,780
	DBUBS Mortgage Trust
11,873	4.89%, 01/01/2021 ■►	779
14,270	6.65%, 02/01/2021 ■►	259
	Ford Credit Floorplan Master Owner Trust
2,600	1.50%, 09/15/2015	2,602
	GE Business Loan Trust
1,562	1.22%, 05/15/2034 ■Δ	512
	GMAC Mortgage Servicer Advance Funding
2,650	3.72%, 03/15/2023 ■	2,673
	Goldman Sachs Mortgage Securities Corp. II
3,535	5.56%, 11/10/2039	3,867
18,905	6.00%, 08/10/2020 ■►	1,793
	Goldman Sachs Mortgage Securities Corp. II Class A4
2,465	6.00%, 08/10/2045 Δ	2,678
	Greenwich Capital Commercial Funding Corp.
5,385	5.44%, 03/10/2039 Δ	5,855
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 ⌂†	53
	JP Morgan Chase Commercial Mortgage Securities Corp.
21,744	4.84%, 02/15/2021 ■►	1,615
1,570	5.32%, 12/15/2044 Δ	1,647
4,750	5.34%, 05/15/2047	5,064
4,054	5.42%, 01/15/2049	4,394
1,285	5.44%, 06/12/2047 Δ	1,393
4,165	5.46%, 01/15/2049 Δ	4,038
2,565	5.46%, 12/12/2043	2,663
3,755	5.88%, 02/15/2051 Δ	4,107
2,350	5.93%, 02/12/2051 Δ	2,463
5,842	6.00%, 09/15/2020 ■►	636
66,858	7.00%, 05/12/2045 ►	775
6,325	10.00%, 10/15/2020 ■►	286
63,124	15.00%, 08/12/2037 ►	74
	LB-UBS Commercial Mortgage Trust
17,450	5.26%, 09/15/2039 ⌂►	276
3,145	5.42%, 02/15/2040 Δ	3,415
2,685	5.43%, 02/15/2040	2,910

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.3% - (continued)
		Real Estate Credit (Mortgage Banking) - 9.5% - (continued)
		Lehman Brothers Small Balance Commercial
	$534	5.52%, 09/25/2030 ■	$499
	370	5.62%, 09/25/2036 ■	327
		Merrill Lynch Mortgage Trust
	1,215	5.11%, 07/12/2038 Δ	1,291
	5,006	5.83%, 06/12/2017 - 07/12/2017 Δ	5,265
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	2,355	5.17%, 12/12/2049 Δ	2,537
	3,095	5.20%, 12/12/2049	3,174
	3,830	5.38%, 08/12/2048	4,085
	2,745	5.48%, 03/12/2051 Δ	2,932
	2,120	5.53%, 03/12/2051	2,088
	16,247	7.00%, 07/12/2046 ⌂►	342
		Morgan Stanley Capital I
	44,859	4.39%, 09/15/2047 ■►	2,059
	3,588	5.33%, 12/15/2043	3,875
	2,741	5.60%, 04/12/2049 Δ	2,814
	4,240	6.07%, 06/11/2049 Δ	4,305
		Morgan Stanley Dean Witter Capital I
	2,620	8.05%, 08/25/2032 ⌂►†	–
		Morgan Stanley Re-REMIC Trust
	2,775	5.81%, 08/12/2045 ■Δ	2,911
	3,030	6.46%, 07/17/2056 ■○	2,507
		National Credit Union Administration
	2,985	1.84%, 10/07/2020 Δ	2,997
		Nationstar Home Equity Loan Trust
	48	0.00%, 03/25/2037 ⌂●	–
		Popular ABS Mortgage Pass-Through Trust
	485	4.75%, 12/25/2034	487
	437	5.42%, 04/25/2035	268
		RBSCF Trust
	2,870	5.47%, 09/16/2039 ■	2,994
	2,970	5.51%, 04/16/2047 ■Δ	3,068
		Renaissance Home Equity Loan Trust
	611	5.36%, 05/25/2035	366
	2,945	5.58%, 11/25/2036 Δ	2,191
		Residential Funding Mortgage Securities, Inc.
	4,230	6.00%, 07/25/2037 ⌂	3,672
		Sovereign Commercial Mortgage Securities
	4,902	5.83%, 07/22/2030 ■Δ	5,062
		Wachovia Bank Commercial Mortgage Trust
	2,090	5.34%, 11/15/2048	2,165
	3,570	5.51%, 04/15/2047	3,782
	2,415	5.59%, 04/15/2047	2,387
		Wamu Commercial Mortgage Securities Trust
	4,760	6.14%, 03/23/2045 ■ΔΨ	3,131
		Wells Fargo Alternative Loan Trust
	2,844	6.25%, 11/25/2037 ⌂	2,457
			188,965
		Real Estate Investment Trust (REIT) - 0.1%
		Crest Clarendon Street
	2,046	0.79%, 12/28/2017 ■Δ	1,980

		Total asset & commercial mortgage backed securities
		(cost $216,314)	$227,577

CORPORATE BONDS: INVESTMENT GRADE - 29.7%
		Aerospace Product and Parts Manufacturing - 0.2%
		Meccanica Holdings USA, Inc.
	$4,398	6.25%, 07/15/2019 - 01/15/2040 ■	$4,335
			4,335
		Agricultural Chemical Manufacturing - 0.6%
		Incitec Pivot Finance LLC
	6,965	6.00%, 12/10/2019 ■	7,423
		Yara International ASA
	2,775	7.88%, 06/11/2019 ■	3,391
			10,814
		Alumina and Aluminum Production and Processing - 0.3%
		Alcoa, Inc.
	1,630	5.40%, 04/15/2021	1,655
	3,490	6.15%, 08/15/2020	3,758
			5,413
		Basic Chemical Manufacturing - 0.3%
		Dow Chemical Co.
	5,675	8.55%, 05/15/2019	7,276

		Beverage Manufacturing - 0.3%
		Anheuser-Busch InBev N.V.
	4,125	7.75%, 01/15/2019	5,172
BRL	2,500	9.75%, 11/17/2015	1,637
			6,809
		Cable and Other Program Distribution - 0.1%
		Rogers Cable, Inc.
	1,240	8.75%, 05/01/2032	1,596
		TCI Communications, Inc.
	685	8.75%, 08/01/2015	838
			2,434
		Cable and Other Subscription Programming - 1.1%
		DirecTV Holdings LLC
	4,830	3.50%, 03/01/2016	4,904
	1,820	5.00%, 03/01/2021	1,867
	3,590	7.63%, 05/15/2016	3,958
		Time Warner Cable, Inc.
	2,406	8.25%, 04/01/2019	2,985
		Time Warner Entertainment Co., L.P.
	3,190	8.38%, 07/15/2033	4,030
		Time Warner, Inc.
	3,315	6.25%, 03/29/2041	3,453
			21,197
		Commercial Banking - 0.8%
		American Express Centurion Bank
	4,000	5.95%, 06/12/2017	4,500
		Barclays Bank plc
	3,335	6.05%, 12/04/2017 ■	3,546
		Huntington Bancshares, Inc.
	395	7.00%, 12/15/2020	442

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.7% - (continued)
	Commercial Banking - 0.8% - (continued)
	Icici Bank Ltd.
$1,200	5.75%, 11/16/2020 ■	$1,205
	Rabobank Netherlands
1,609	11.00%, 06/30/2019 ■♠	2,100
	Santander Holdings USA
1,286	4.63%, 04/19/2016	1,327
	VTB Capital S.A.
1,900	6.55%, 10/13/2020 ■	1,931
		15,051
	Computer and Peripheral Equipment Manufacturing - 0.0%
	Seagate Technology International
529	10.00%, 05/01/2014 ■	622

	Depository Credit Banking - 3.0%
	Bank of America Corp.
5,655	5.65%, 05/01/2018	6,023
5,850	5.75%, 12/01/2017	6,310
2,630	7.38%, 05/15/2014	2,998
	BB&T Corp.
3,802	3.20%, 03/15/2016	3,833
	Citigroup, Inc.
3,885	2.13%, 04/30/2012	3,955
9,530	4.59%, 12/15/2015	10,085
3,508	6.38%, 08/12/2014	3,919
1,588	8.13%, 07/15/2039	2,044
1,963	8.50%, 05/22/2019	2,446
	Comerica, Inc.
1,048	3.00%, 09/16/2015	1,054
	Fifth Third Bank
3,032	3.63%, 01/25/2016	3,076
	HSBC Holdings plc
2,580	5.10%, 04/05/2021	2,655
	Keycorp
2,339	5.10%, 03/24/2021	2,396
	Wells Fargo & Co.
3,994	3.68%, 06/15/2016	4,105
	Wells Fargo Bank NA
3,190	0.52%, 05/16/2016 Δ	3,045
5,375	4.75%, 02/09/2015	5,780
		63,724
	Electric Generation, Transmission and Distribution - 1.1%
	Commonwealth Edison Co.
3,516	5.80%, 03/15/2018	3,931
	E.CL S.A.
900	5.63%, 01/15/2021 ■	911
	LG & E & KU Energy LLC
2,995	2.13%, 11/15/2015 ■	2,881
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,566
	Pacific Gas & Electric Co.
1,655	5.63%, 11/30/2017	1,861
	Pacific Gas & Electric Energy Recovery Funding LLC
2,453	8.25%, 10/15/2018	3,143
	Progress Energy, Inc.
3,505	4.40%, 01/15/2021	3,533
	PSEG Power
1,287	5.00%, 04/01/2014	1,378
	Virginia Electric & Power Co.
2,627	5.10%, 11/30/2012	2,798
		22,002
	Electrical Equipment Manufacturing - 0.3%
	General Electric Co.
4,620	5.00%, 02/01/2013	4,932

	Grocery Stores - 0.4%
	Ahold Lease USA, Inc.
4,693	8.62%, 01/02/2025	5,491
	Cencosud S.A.
2,030	5.50%, 01/20/2021 ■	2,021
		7,512
	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
874	6.30%, 06/01/2037 Δ	865
	CVS Corp.
3,816	8.35%, 07/10/2031 ■	4,632
		5,497
	Insurance Carriers - 1.9%
	American International Group, Inc.
1,083	3.65%, 01/15/2014	1,110
	CNA Financial Corp.
1,934	5.75%, 08/15/2021	2,028
	Guardian Life Insurance Co.
2,643	7.38%, 09/30/2039 ■	3,129
	Massachusetts Mutual Life Insurance Co.
1,652	8.88%, 06/01/2039 ■	2,302
	MetLife Global Funding I
4,290	0.56%, 03/15/2012 ■Δ	4,296
1,400	5.13%, 06/10/2014 ■	1,531
	MetLife, Inc.
220	5.38%, 12/15/2012	235
	Nationwide Financial Services, Inc.
1,837	5.38%, 03/25/2021 ■	1,870
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■	3,334
	New York Life Global Funding
5,325	3.00%, 05/04/2015 ■	5,440
	Ohio National Financial Services, Inc.
2,899	6.38%, 04/30/2020 ■	3,087
	Prudential Financial, Inc.
2,114	6.20%, 11/15/2040	2,258
	Teachers Insurance & Annuity Association
2,658	6.85%, 12/16/2039 ■	3,078
	UnitedHealth Group, Inc.
2,261	4.70%, 02/15/2021	2,332
		36,030
	International Trade Financing (Foreign Banks) - 0.5%
	Corpoacion Andina De Fomento
3,810	3.75%, 01/15/2016	3,862
215	8.13%, 06/04/2019	261
	Royal Bank of Scotland plc
5,485	3.95%, 09/21/2015	5,588
		9,711

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.7% - (continued)
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.6%
	ArcelorMittal
$6,245	5.50%, 03/01/2021	$6,331
1,750	7.00%, 10/15/2039	1,830
2,380	9.00%, 02/15/2015	2,864
1,660	9.85%, 06/01/2019	2,139
		13,164
	Management of Companies and Enterprises - 0.0%
	Votorantim Participacoes
600	6.75%, 04/05/2021 ■	639

	Medical and Diagnostic Laboratories - 0.1%
	Quest Diagnostics, Inc.
2,030	3.20%, 04/01/2016	2,047

	Metal Ore Mining - 0.8%
	Cliff's Natural Resources, Inc.
1,595	4.80%, 10/01/2020	1,623
2,305	4.88%, 04/01/2021	2,335
2,690	5.90%, 03/15/2020	2,948
	Rio Tinto Finance USA Ltd.
1,935	9.00%, 05/01/2019	2,579
	Southern Copper Corp.
1,825	6.75%, 04/16/2040	1,789
	Teck Resources Ltd.
3,270	10.75%, 05/15/2019	4,182
		15,456
	Monetary Authorities - Central Bank - 0.5%
	Lloyds Banking Group plc
6,730	4.38%, 01/12/2015 ■	6,959
	Santander U.S. Debt S.A.
4,500	3.72%, 01/20/2015 ■	4,498
		11,457
	Natural Gas Distribution - 0.8%
	AGL Capital Corp.
1,360	5.88%, 03/15/2041	1,376
	Consumers Energy Co.
1,460	5.15%, 02/15/2017	1,610
2,240	6.70%, 09/15/2019	2,676
	Sempra Energy
2,096	6.50%, 06/01/2016	2,414
3,413	9.80%, 02/15/2019	4,563
	Williams Partners L.P.
1,735	4.13%, 11/15/2020	1,688
		14,327
	Newspaper, Periodical, Book and Database Publisher - 0.2%
	News America, Inc.
4,370	6.15%, 02/15/2041 ■	4,453

	Nondepository Credit Banking - 0.9%
	American Express Co.
2,547	5.50%, 04/16/2013	2,738
3,463	5.55%, 10/17/2012	3,674
	General Electric Capital Corp.
2,845	2.10%, 01/07/2014	2,876
4,508	4.38%, 09/16/2020	4,446
3,740	5.63%, 05/01/2018	4,097
		17,831
	Nonmetallic Mineral Mining and Quarrying - 0.7%
	Anglo American Capital plc
6,024	9.38%, 04/08/2014 - 04/08/2019 ■	7,376
	Vale Overseas Ltd.
3,835	6.25%, 01/23/2017	4,338
2,310	6.88%, 11/10/2039	2,499
		14,213
	Oil and Gas Extraction - 1.5%
	Canadian Natural Resources Ltd.
391	6.25%, 03/15/2038	432
2,625	6.50%, 02/15/2037	2,957
	Ensco plc
3,530	3.25%, 03/15/2016	3,564
2,415	4.70%, 03/15/2021	2,438
	Gazprom International S.A.
1,415	7.20%, 02/01/2020 §	1,533
	KazMunayGas National Co.
1,515	11.75%, 01/23/2015 §	1,894
	Nabors Industries, Inc.
1,915	5.00%, 09/15/2020	1,946
2,712	9.25%, 01/15/2019	3,485
	Noble Energy, Inc.
2,450	6.00%, 03/01/2041	2,534
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035	2,614
	Petrobras International Finance Co.
1,740	3.88%, 01/27/2016	1,764
2,200	5.75%, 01/20/2020	2,286
2,175	6.88%, 01/20/2040	2,287
		29,734
	Other Financial Investment Activities - 1.2%
	Army Hawaii Family Housing Trust Certificates
915	5.52%, 06/15/2050 ■	810
	Asciano Finance
1,601	5.00%, 04/07/2018 ■	1,629
	Asciano Finance Ltd.
1,271	3.13%, 09/23/2015 ■	1,242
	BAE Systems Holdings, Inc.
4,894	5.20%, 08/15/2015 ■	5,284
	CDP Financial, Inc.
4,620	3.00%, 11/25/2014 ■	4,769
	Myriad International Holdings B.V.
1,800	6.38%, 07/28/2017 ■	1,926
	State Street Corp.
3,255	4.96%, 03/15/2018	3,418
	Temasek Financial I Ltd.
3,920	4.30%, 10/25/2019 ■	4,019
	ZFS Finance USA Trust I
939	6.50%, 05/09/2037 ■Δ	972
		24,069
	Other Food Manufacturing - 0.7%
	Kraft Foods, Inc.
7,785	4.13%, 02/09/2016	8,178
3,025	5.38%, 02/10/2020	3,274
2,004	6.13%, 02/01/2018	2,275
		13,727

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.7% - (continued)
		Other Miscellaneous Manufacturing - 0.5%
		Tyco Electronics Group S.A.
	$2,220	4.88%, 01/15/2021	$2,303
	2,822	6.55%, 10/01/2017	3,299
		Tyco International Ltd.
	3,336	8.50%, 01/15/2019	4,259
			9,861
		Other Motor Vehicle Dealers - 0.1%
		Harley-Davidson Financial Services, Inc.
	2,070	3.88%, 03/15/2016 ■	2,086

		Other Support Services - 0.1%
		Brambles USA, Inc.
	2,370	3.95%, 04/01/2015 ■	2,415

		Petroleum and Coal Products Manufacturing - 0.6%
		Marathon Petroleum Corp.
	2,660	5.13%, 03/01/2021 ■	2,748
	3,995	6.50%, 03/01/2041 ■	4,195
		Valero Energy Corp.
	4,106	9.38%, 03/15/2019	5,334
			12,277
		Pipeline Transportation of Crude Oil - 0.0%
		Plains All American Pipeline L.P.
	1,055	5.00%, 02/01/2021	1,083

		Pipeline Transportation of Natural Gas - 0.2%
		Enterprise Products Operating L.P.
	1,590	5.95%, 02/01/2041	1,594
		TransCanada Pipelines Ltd.
	1,769	7.25%, 08/15/2038	2,146
			3,740
		Radio and Television Broadcasting - 0.3%
		NBC Universal, Inc.
	1,580	3.65%, 04/30/2015 ■	1,636
	2,460	4.38%, 04/01/2021 ■	2,401
	2,075	5.15%, 04/30/2020 ■	2,168
			6,205
		Rail Transportation - 0.2%
		Norfolk Southern Corp.
	4,225	5.75%, 04/01/2018	4,800

		Real Estate Investment Trust (REIT) - 0.5%
		HCP, Inc.
	5,409	3.75%, 02/01/2016	5,512
		Health Care REIT, Inc.
	4,141	3.63%, 03/15/2016	4,148
			9,660
		Residential Building Construction - 0.2%
		CRH America, Inc.
	2,800	5.30%, 10/15/2013	2,989

		Securities and Commodity Contracts and Brokerage - 3.2%
		Goldman Sachs Group, Inc.
	8,649	3.63%, 02/07/2016	8,713
	5,783	6.25%, 02/01/2041	5,933
		Jefferies Group, Inc.
	3,183	8.50%, 07/15/2019	3,817
		JP Morgan Chase & Co.
	2,745	6.00%, 01/15/2018	3,055
		JP Morgan Chase Capital II
	1,485	0.80%, 02/01/2027 Δ	1,266
		JP Morgan Chase Capital XXV
	1,520	6.80%, 10/01/2037	1,564
		Macquarie Bank Ltd.
	2,565	6.63%, 04/07/2021 ■	2,655
		Merrill Lynch & Co., Inc.
	8,885	6.05%, 05/16/2016	9,560
		Morgan Stanley
	5,490	3.80%, 04/29/2016	5,509
	13,575	6.25%, 08/28/2017	15,007
		UBS AG Stamford CT
	4,125	2.25%, 01/28/2014	4,176
	2,715	5.88%, 07/15/2016	2,985
			64,240
		Sovereign Foreign Governments - 1.6%
		Australia (Commonwealth of)
AUD	19,805	4.75%, 06/15/2016	21,220
		Banco Nacional De Desenvolvimento
	2,100	5.50%, 07/12/2020 ■	2,145
		Brazil (Republic of)
	999	8.00%, 01/15/2018	1,187
		Ireland (Republic of)
EUR	3,910	5.40%, 03/13/2025	3,990
		Mexican Bonos De Desarrollo
MXN	48,415	6.00%, 06/18/2015	4,142
			32,684
		Sugar and Confectionery Product Manufacturing - 0.2%
		Wrigley Jr., William Co.
	4,155	3.70%, 06/30/2014 ■	4,285

		Support Activities For Mining - 0.3%
		Rowan Cos., Inc.
	2,351	7.88%, 08/01/2019	2,836
		Transocean, Inc.
	4,790	1.50%, 12/15/2037 ۞	4,676
			7,512
		Telecommunications - Other - 0.8%
		Telecom Italia Capital
	2,054	7.18%, 06/18/2019	2,316
	1,035	7.72%, 06/04/2038	1,116
		Telefonica Emisiones SAU
	4,825	3.99%, 02/16/2016	4,921
	2,255	4.95%, 01/15/2015	2,413
	1,610	5.13%, 04/27/2020	1,637
		Telefonica Moviles Chile
	1,200	2.88%, 11/09/2015 ■	1,175
		Telemar Norte Leste S.A.
	2,025	5.50%, 10/23/2020 ■	1,974
			15,552
		Telecommunications - Wired Carriers - 0.6%
		AT&T, Inc.
	5,887	5.35%, 09/01/2040 ■	5,516
The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 29.7% - (continued)
	Telecommunications - Wired Carriers - 0.6% - (continued)
	Deutsche Telekom International Finance B.V.
$5,795	3.13%, 04/11/2016 ■	$5,861
		11,377
	Telecommunications - Wireless Carriers - 0.3%
	America Movil S.A. de C.V.
2,920	3.63%, 03/30/2015	3,039
	Qwest Corp.
2,060	7.20%, 11/10/2026	2,076
1,325	7.25%, 10/15/2035	1,343
		6,458
	Tobacco Manufacturing - 0.2%
	Altria Group, Inc.
2,771	10.20%, 02/06/2039	4,056

	Wireless Communications Services - 0.6%
	Cellco Partnership - Verizon Wireless Capital
3,108	8.50%, 11/15/2018	4,034
	Verizon Virginia, Inc.
6,870	4.63%, 03/15/2013	7,260
		11,294
	Total corporate bonds: investment grade
	(cost $559,474)	$597,050

CORPORATE BONDS: NON-INVESTMENT GRADE - 8.6%
	Advertising and Related Services - 0.4%
	Affinion Group, Inc.
$6,679	11.50%, 10/15/2015	$6,946
1,534	11.63%, 11/15/2015 ■	1,565
		8,511
	Aerospace Product and Parts Manufacturing - 0.1%
	L-3 Communications Corp.
1,920	6.38%, 10/15/2015	1,982

	Agencies, Brokerages, and Other Insurance - 0.0%
	Hub International Holdings, Inc.
378	10.25%, 06/15/2015 ■	393

	Agriculture, Construction, Mining and Machinery - 0.1%
	Case New Holland, Inc.
1,490	7.75%, 09/01/2013	1,622
830	7.88%, 12/01/2017 ■	928
		2,550
	Alumina and Aluminum Production and Processing - 0.1%
	Aleris International, Inc.
510	7.63%, 02/15/2018 ■	523
	Novelis, Inc.
895	8.38%, 12/15/2017	989
		1,512
	Automotive Equipment Rental and Leasing - 0.0%
	Avis Budget Car Rental LLC
805	9.63%, 03/15/2018	893

	Automotive Parts, Accessories, and Tire Stores - 0.0%
	Uncle Acquisition Corp.
542	8.63%, 02/15/2019 ■	576

	Basic Chemical Manufacturing - 0.2%
	Lyondell Chemical Co.
2,723	11.00%, 05/01/2018	3,077

	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
245	6.75%, 05/01/2021 ■	248
	Hillman Group, Inc.
403	10.88%, 06/01/2018 ■	447
	Masonite International Co.
657	8.25%, 04/15/2021 ■	671
		1,366
	Cable and Other Program Distribution - 0.1%
	Charter Communications Holdings II LLC
1,630	13.50%, 11/30/2016	1,966

	Cable and Other Subscription Programming - 0.2%
	Bresnan Broadband Holdings LLC
495	8.00%, 12/15/2018 ■	526
	Cequel Communication LLC
643	8.63%, 11/15/2017 ■	690
	Virgin Media Finance plc
2,405	9.50%, 08/15/2016	2,757
		3,973
	Clothing Stores - 0.2%
	Gap, Inc.
3,330	5.95%, 04/12/2021	3,367

	Coal Mining - 0.0%
	International Coal Group, Inc.
673	9.13%, 04/01/2018	762

	Communications Equipment Manufacturing - 0.0%
	Sorenson Communications
863	10.50%, 02/01/2015 ■	637

	Computer and Peripheral Equipment Manufacturing - 0.0%
	Seagate HDD Cayman
585	7.75%, 12/15/2018 ■	620

	Converted Paper Product Manufacturing - 0.0%
	New Page Corp.
445	10.00%, 05/01/2012	262

	Data Processing Services - 0.0%
	iGate Corp.
484	9.00%, 05/01/2016 ■	496

	Data Processing, Hosting, and Related Services - 0.1%
	First Data Corp.
1,353	10.55%, 09/24/2015	1,402

	Deep Sea, Coastal, Great Lakes Water Transportation - 0.0%
	NCL Corp., Ltd.
200	11.75%, 11/15/2016	234

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.6% - (continued)
	Department Stores - 0.3%
	Dollar General Corp.
$1,704	10.63%, 07/15/2015	$1,823
	Federated Retail Holdings, Inc.
2,040	5.90%, 12/01/2016	2,206
505	6.38%, 03/15/2037	505
	Sears Holdings Corp.
570	6.63%, 10/15/2018 ■	558
		5,092
	Depository Credit Banking - 0.0%
	Bank of America Capital II
855	8.00%, 12/15/2026	877

	Electric Generation, Transmission and Distribution - 0.6%
	AES Corp.
565	9.75%, 04/15/2016	654
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	803
	Calpine Corp.
1,290	7.25%, 10/15/2017 ■	1,354
795	7.88%, 01/15/2023 ■	847
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	3,189
	Edison Mission Energy
1,486	7.00%, 05/15/2017	1,178
	Energy Future Intermediate Holding Co. LLC
949	10.00%, 12/01/2020	1,020
	NRG Energy, Inc.
1,870	8.50%, 06/15/2019	1,992
	Texas Competitive Electric Co.
342	11.50%, 10/01/2020 ■	351
		11,388
	Electronics and Appliance Stores - 0.0%
	RadioShack Corp.
82	6.75%, 05/15/2019 ■	83

	Fruit and Vegetable Preserving and Specialty Food - 0.2%
	Blue Merger Sub, Inc.
650	7.63%, 02/15/2019 ■	665
	Smithfield Foods, Inc.
2,400	10.00%, 07/15/2014	2,844
		3,509
	Full-Service Restaurants - 0.2%
	ARAMARK Holdings Corp.
102	8.63%, 05/01/2016 ■	105
	Arcos Dorados S.A.
2,000	7.50%, 10/01/2019 ■	2,180
	Landry's Restaurants, Inc.
830	11.63%, 12/01/2015	898
		3,183
	Gambling Industries - 0.0%
	Ameristar Casinos, Inc.
168	7.50%, 04/15/2021 ■	172
	Citycenter Holdings LLC
525	10.75%, 01/15/2017 ■	537
	Downstream Development Authority
544	12.00%, 10/15/2015 ■	588
	FireKeepers Development Authority
185	13.88%, 05/01/2015 ■	218
		1,515
	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc.
871	7.50%, 11/15/2095	715
3,380	9.25%, 11/15/2016	3,625
	LifePoint Hospitals, Inc.
630	6.63%, 10/01/2020 ■	657
		4,997
	General Rental Centers - 0.0%
	RSC Equipment Rental, Inc.
619	8.25%, 02/01/2021 ■	653

	Grocery and Related Product Wholesalers - 0.1%
	U.S. Foodservice, Inc.
620	10.25%, 06/30/2015 ■	656

	Grocery Stores - 0.0%
	Supervalu, Inc.
413	8.00%, 05/01/2016	429

	Industrial Machinery and Equipment Rental and Leasing - 0.1%
	International Lease Finance Corp.
1,064	8.88%, 09/01/2017	1,213

	Insurance Carriers - 0.1%
	Liberty Mutual Group, Inc.
1,755	10.75%, 06/15/2058 ■	2,387

	Internet Service Providers and Web Search Portals - 0.1%
	GXS Worldwide, Inc.
940	9.75%, 06/15/2015	961

	Jewelry, Luggage, and Leather Goods Stores - 0.0%
	Liz Claiborne, Inc.
475	10.50%, 04/15/2019 ■	485

	Logging - 0.1%
	Sino-Forest Corp.
2,015	6.25%, 10/21/2017 ■	1,980

	Medical and Diagnostic Laboratories - 0.0%
	Aurora Diagnostics Holdings
591	10.75%, 01/15/2018 ■	609

	Medical Equipment and Supplies Manufacturing - 0.1%
	Biomet, Inc.
785	10.38%, 10/15/2017	872

	Metal Ore Mining - 0.0%
	Taseko Mines, Ltd.
294	7.75%, 04/15/2019	304

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.6% - (continued)
	Miscellaneous Durable Goods Wholesalers - 0.0%
	Spectrum Brands, Inc.
$230	12.00%, 08/28/2019	$257

	Motion Picture and Video Industries - 0.0%
	NAI Entertainment Holdings LLC
340	8.25%, 12/15/2017 ■	367

	Motor Vehicle Manufacturing - 0.0%
	Ford Motor Co.
355	7.50%, 08/01/2026	382

	Motor Vehicle Parts Manufacturing - 0.1%
	Commercial Vehicle Group, Inc.
86	7.88%, 04/15/2019 ■	88
	Dana Holding Corp.
340	6.50%, 02/15/2019	342
	TRW Automotive, Inc.
421	3.50%, 12/01/2015 ۞■	864
		1,294
	Natural Gas Distribution - 0.0%
	Regency Energy Partners L.P.
595	9.38%, 06/01/2016	677
	Star Gas Partners L.P.
171	8.88%, 12/01/2017	177
		854
	Newspaper, Periodical, Book and Database Publisher - 0.2%
	Cenveo, Inc.
611	10.50%, 08/15/2016 ■	620
	Knight Ridder, Inc.
2,276	6.88%, 03/15/2029	1,502
	McClatchy Co.
1,212	11.50%, 02/15/2017	1,324
	TL Acquisitions, Inc.
555	13.25%, 07/15/2015 ■	586
		4,032
	Nondepository Credit Banking - 1.3%
	Ally Financial, Inc.
925	7.50%, 09/15/2020 ■	1,008
690	8.30%, 02/12/2015	777
	CIT Group, Inc.
675	5.25%, 04/01/2014 ■	691
5,460	7.00%, 05/01/2017	5,505
	Discover Financial Services, Inc.
2,600	10.25%, 07/15/2019	3,436
	Ford Motor Credit Co.
2,920	6.63%, 08/15/2017	3,215
	Provident Funding Associates L.P.
437	10.13%, 02/15/2019 ■	456
901	10.25%, 04/15/2017 ■	1,005
	Residential Capital LLC
785	9.63%, 05/15/2015	801
	SLM Corp.
2,855	6.25%, 01/25/2016	3,027
	Springleaf Finance Corp.
4,415	6.90%, 12/15/2017	4,139
		24,060
	Nonmetallic Mineral Mining and Quarrying - 0.2%
	Alrosa Finance S.A.
2,100	7.75%, 11/03/2020 ■	2,263
	FMG Resources Pty Ltd.
932	7.00%, 11/01/2015 ■	983
		3,246
	Oil and Gas Extraction - 0.3%
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017	1,688
	Chaparral Energy, Inc.
565	9.88%, 10/01/2020 ■	638
	Chesapeake Energy Corp.
698	6.88%, 08/15/2018	763
	Concho Resources, Inc.
655	7.00%, 01/15/2021	691
	EV Energy Partners Finance
453	8.00%, 04/15/2019 ■	468
	Plains Exploration & Production Co.
835	10.00%, 03/01/2016	943
	Sandridge Energy, Inc.
506	7.50%, 03/15/2021 ■	533
	Venoco, Inc.
435	8.88%, 02/15/2019 ■	437
		6,161
	Other Amusement and Recreation Industries - 0.0%
	Clubcorp Club Operations, Inc.
645	10.00%, 12/01/2018 ■	659

	Other Chemical and Preparation Manufacturing - 0.0%
	Eastman Kodak Co.
685	10.63%, 03/15/2019 ■	706

	Other Financial Investment Activities - 0.1%
	LBI Escrow Corp.
850	8.00%, 11/01/2017 ■	948
	Offshore Group Investments Ltd.
477	11.50%, 08/01/2015	532
	UPCB Finance III Ltd.
655	6.63%, 07/01/2020 ■	644
		2,124
	Other Heavy and Civil Engineering Construction - 0.2%
	Odebrecht Finance Ltd.
3,400	7.00%, 04/21/2020 §	3,706

	Other Miscellaneous Manufacturing - 0.1%
	Reynolds Group Issuer, Inc.
1,405	7.13%, 04/15/2019 ■	1,465

	Petroleum and Coal Products Manufacturing - 0.1%
	Calumet Specialty Products Partners L.P.
170	9.38%, 05/01/2019 ■	178
	Drummond Co., Inc.
680	7.38%, 02/15/2016	704
	Headwaters, Inc.
420	7.63%, 04/01/2019 ■	427
	James River Escrow, Inc.
169	7.88%, 04/01/2019 ■	177
		1,486

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.6% - (continued)
	Pharmaceutical and Medicine Manufacturing - 0.1%
	Valeant Pharmaceuticals International
$777	7.00%, 10/01/2020 ■	$764
	Warner Chilcott, Inc.
725	7.75%, 09/15/2018 ■	764
		1,528
	Pipeline Transportation of Crude Oil - 0.0%
	Chesapeake Midstream Partners
282	5.88%, 04/15/2021 ■	284

	Pipeline Transportation of Natural Gas - 0.2%
	Dynegy Holdings, Inc.
1,725	7.75%, 06/01/2019	1,346
	El Paso Corp.
1,725	7.00%, 06/15/2017	1,915
276	7.80%, 08/01/2031	315
	Energy Transfer Equity L.P.
538	7.50%, 10/15/2020	589
		4,165
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings Corp.
765	6.00%, 05/15/2015 Δ	698
	Sheridan Group, Inc.
451	12.50%, 04/15/2014 ■	431
		1,129
	Pulp, Paper, and Paperboard Mills - 0.2%
	Domtar Corp.
571	10.75%, 06/01/2017	722
	Georgia-Pacific LLC
662	8.88%, 05/15/2031	811
	Mercer International, Inc.
705	9.50%, 12/01/2017 ■	774
	Sappi Papier Holding, Inc.
625	6.63%, 04/15/2021 ■	634
		2,941
	Radio and Television Broadcasting - 0.2%
	Citadel Broadcasting Corp.
829	7.75%, 12/15/2018 ■	897
	Cumulus Media, Inc.
85	7.75%, 05/01/2019 ■☼	85
	XM Satellite Radio, Inc.
1,647	13.00%, 08/01/2013 ■	1,956
		2,938
	Rail Transportation - 0.0%
	RailAmerica, Inc.
440	9.25%, 07/01/2017	489

	Real Estate Investment Trust (REIT) - 0.0%
	CNL Lifestyle Properties
325	7.25%, 04/15/2019 ■	317

	Residential Building Construction - 0.0%
	Urbi Desarrollos Urbanos
600	9.50%, 01/21/2020 §	672

	Rubber Product Manufacturing - 0.1%
	Titan International, Inc.
839	7.88%, 10/01/2017 ■	902

	Satellite Telecommunications - 0.1%
	Intelsat Bermuda Ltd.
755	11.50%, 02/04/2017	827
	Intelsat Jackson Holdings Ltd.
1,160	8.50%, 11/01/2019	1,250
		2,077
	Securities and Commodity Contracts and Brokerage - 0.0%
	Penson Worldwide, Inc.
543	12.50%, 05/15/2017 ■	569

	Semiconductor, Electronic Component Manufacturing - 0.1%
	Magnachip Semiconductor
590	10.50%, 04/15/2018	665
	Spansion LLC
576	7.88%, 11/15/2017 ■	590
		1,255
	Soap, Cleaning Compound, Toilet Manufacturing - 0.0%
	Yankee Candle Co.
469	10.25%, 02/15/2016 ■	483

	Sovereign Foreign Governments - 0.2%
	Colombia (Republic of)
1,450	7.38%, 03/18/2019	1,762
	El Salvador (Republic of)
960	7.65%, 06/15/2035 §	970
955	8.25%, 04/10/2032 §	1,058
		3,790
	Sporting Goods, Hobby and Musical Instrument Store - 0.0%
	Toys R Us, Inc.
625	7.38%, 09/01/2016 ■	655

	Steel Product Manufacturing From Purchased Steel - 0.0%
	Aperam
414	7.75%, 04/01/2018 ■	429

	Support Activities For Mining - 0.0%
	Key Energy Services, Inc.
337	6.75%, 03/01/2021	346

	Telecommunications - Other - 0.4%
	Avaya, Inc.
200	10.13%, 11/01/2015	207
	Level 3 Financing, Inc.
2,956	10.00%, 02/01/2018	3,193
	MTS International Funding Ltd.
810	8.63%, 06/22/2020 ■	923
	Sprint Capital Corp.
2,615	8.75%, 03/15/2032	2,863
	Wind Acquisition Finance S.A.
970	11.75%, 07/15/2017 ■	1,128
		8,314
	Telecommunications - Wired Carriers - 0.1%
	Frontier Communications Corp.
1,000	7.88%, 04/15/2015	1,083

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.6% - (continued)
	Telecommunications - Wired Carriers - 0.1% - (continued)
	Kabel Baden Wurttemberg GMBH & Co.
$615	7.50%, 03/15/2019 ■	$630
	PAETEC Holding Corp.
658	9.88%, 12/01/2018 ■	712
	Videotron Ltee
545	9.13%, 04/15/2018	610
	Windstream Corp.
731	7.75%, 10/01/2021 ■	773
		3,808
	Telecommunications - Wireless Carriers - 0.2%
	Clearwire Corp.
857	12.00%, 12/01/2015 ■	932
	Trilogy International Partners LLC
1,010	10.25%, 08/15/2016 ■	1,050
		1,982
	Textile Furnishings Mills - 0.0%
	Interface, Inc.
447	7.63%, 12/01/2018 ■	479

	Traveler Accommodation - 0.3%
	Harrah's Operating Co., Inc.
175	11.25%, 06/01/2017	200
	MGM Mirage, Inc.
2,846	11.13%, 11/15/2017	3,308
	MGM Resorts International
1,820	11.38%, 03/01/2018	2,075
	Sugarhouse HSP Gaming Prop Mezz L.P.
227	8.63%, 04/15/2016 ■	233
	Wynn Las Vegas LLC
260	7.75%, 08/15/2020	284
		6,100
	Waste Treatment and Disposal - 0.0%
	EnergySolutions, Inc.
509	10.75%, 08/15/2018 ■	565

	Total corporate bonds: non-investment grade
	(cost $161,775)	$172,788

MUNICIPAL BONDS - 1.3%
	General Obligations - 0.3%
	Illinois (State of)
$5,620	4.96%, 03/01/2016	$5,809
	Oregon School Boards Association, Taxable Pension
1,250	4.76%, 06/30/2028	1,145
		6,954
	Higher Education (Univ., Dorms, etc.) - 0.3%
	Curators University, MO, System Fac Rev
950	5.79%, 11/01/2041	1,016
	New York State Dormitory Auth Rev Non State
3,840	5.00%, 10/01/2041	3,964
		4,980
	Miscellaneous - 0.1%
	Colorado Bridge Enterprise Rev Build America Bond
1,675	6.08%, 12/01/2040	1,781

	Tax Allocation - 0.1%
	Regional Transportation Dist
2,180	5.84%, 11/01/2050	2,251

	Transportation - 0.1%
	Connecticut State Special Tax Obligation Rev
2,895	5.46%, 11/01/2030	2,920

	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
4,510	6.64%, 04/01/2057	4,290

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
3,515	6.00%, 11/01/2040	3,591

	Total municipal bonds
	(cost $26,501)	$26,767

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 0.7%
	Cable and Other Program Distribution - 0.1%
	WideOpenWest Finance LLC, Second Lien Term Loan
$1,789	6.47%, 06/29/2015 ±	$1,731

	Glass and Glass Product Manufacturing - 0.0%
	Silgan Holdings, Inc.
875	6.25%, 01/20/2012 ◊☼	871

	Metal Ore Mining - 0.2%
	Alpha Natural Resources, Inc.
3,800	5.25%, 01/28/2012 ±⌂☼	3,800

	Motor Vehicle Manufacturing - 0.2%
	General Motors Co.
3,580	0.75%, 10/27/2015 ±☼	3,265

	Other Financial Investment Activities - 0.1%
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan
92	8.75%, 12/17/2017 ±	94
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan
218	8.75%, 12/17/2017 ±	224
	Nuveen Investments, Inc., Second Lien Term Loan
1,460	12.50%, 07/31/2015 ±	1,559
		1,877
	Rubber Manufacturing - 0.0%
	Styron Corp.
389	6.00%, 08/02/2017 ±	393

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 0.7% - (continued)
	Scheduled Air Transportation - 0.0%
	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$762	4.21%, 11/29/2013 ±⌂	$693

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Easton-Bell Sports, Inc.
1,865	11.50%, 12/31/2015 ±⌂	1,865

	Total senior floating rate interests: non-investment grade
	(cost $14,625)	$14,495

U.S. GOVERNMENT AGENCIES - 26.4%
	Federal Home Loan Mortgage Corporation - 4.6%
$24,968	4.00%, 08/01/2025 - 06/15/2039	$25,382
33,168	5.00%, 10/25/2020 ►	836
10,045	5.50%, 08/25/2020 ►	919
5,613	5.50%, 02/01/2037 - 05/01/2037	6,050
54,989	6.00%, 01/01/2023 - 06/01/2038	60,204
		93,391
	Federal National Mortgage Association - 7.6%
30,767	4.00%, 06/01/2025 - 10/01/2025	31,953
14,330	4.50%, 08/01/2024 - 08/01/2040	15,111
43,164	5.00%, 04/01/2018 - 04/25/2038	45,874
45,861	5.50%, 01/01/2017 - 05/01/2038	49,657
8,125	6.00%, 03/01/2013 - 02/01/2037	8,933
518	7.00%, 10/01/2037	594
140	7.50%, 12/01/2029 - 09/01/2031	163
		152,285
	Government National Mortgage Association - 14.2%
28,961	4.00%, 10/20/2040	29,365
178,340	4.50%, 05/15/2040 - 10/20/2040	186,500
58,606	5.00%, 06/15/2039 - 09/20/2040	62,907
4,772	5.50%, 05/15/2033 - 04/15/2038	5,215
1,454	6.50%, 09/15/2028 - 07/15/2032	1,647
		285,634
	Total U.S. government agencies
	(cost $519,201)	$531,310

U.S. GOVERNMENT SECURITIES - 18.6%
	U.S. Treasury Securities - 18.6%
	U.S. Treasury Bonds - 3.0%
$15,018	4.25%, 11/15/2040	$14,600
27,722	4.75%, 02/15/2041	29,290
13,865	5.38%, 02/15/2031 ‡	16,110
		60,000
	U.S. Treasury Notes - 15.6%
158,592	0.38%, 09/30/2012 - 10/31/2012	158,554
39,507	0.63%, 01/31/2013 - 02/28/2013	39,569
17,283	1.38%, 11/30/2015	16,962
2,010	2.00%, 04/30/2016	2,012
84,430	2.50%, 04/30/2015	87,689
1,798	2.88%, 03/31/2018	1,823
7,986	3.63%, 02/15/2021	8,203
		314,812
		374,812
	Total U.S. government securities
	(cost $373,289)	$374,812

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.1%
	CHF/MXN
20,300	Expiration: 01/05/2012 Ø	$392
20,300	Expiration: 03/15/2012 Ø	715
	EUR/USD Binary
1,400	Expiration: 11/24/2011 β	14
		1,121
	Total call options purchased
	(cost $1,959)	$1,121

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.1%
	JPY/MXN
283,000	Expiration: 03/26/2012 Θ	$1,576

	Interest Rate Option Contract - 0.0%
	Europe Senior Financials
20,000	Expiration: 06/16/2011, Exercise Rate: 1.70% Ø	85
20,000	Expiration: 06/16/2011, Exercise Rate: 1.80% Ø	57
		142
	Total put options purchased
	(cost $1,631)	$1,718

Shares or Principal Amount ╬		Market Value ╪
PREFERRED STOCKS - 0.1%
	Auto Parts & Equipment - 0.0%
4	Dana Holding Corp., 4.00% ۞■	$610

	Automobile Manufacturers - 0.1%
32	General Motors Co., 4.75% ۞	1,589

	Diversified Banks - 0.0%
–	US Bancorp, 7.19%	403

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.1% - (continued)
	Thrifts & Mortgage Finance - 0.0%
85	Federal Home Loan Mortgage Corp.		$172

	Total preferred stocks
	(cost $4,674)		$2,774

	Total long-term investments
	(cost $1,879,443)		$1,950,412

SHORT-TERM INVESTMENTS - 2.9%
	Investment Pools and Funds - 0.0%
241	JP Morgan U.S. Government Money Market Fund		$241

	Repurchase Agreements - 2.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $9,562,
	collateralized by U.S. Treasury Note
	1.38%, 2012, value of $9,753)
$9,562	0.02%, 4/29/2011		9,562
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $18,652,
	collateralized by U.S. Treasury Bond
	4.75%, 2037, U.S. Treasury Note 1.13% -
	4.75%, 2012 - 2013, value of $19,025)
18,652	0.02%, 4/29/2011		18,652
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 05/02/2011 in the amount of $11,528,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, U.S. Treasury Note 1.75% -
	3.13%, 2013 - 2015, value of $11,759)
11,528	0.03%, 4/29/2011		11,528
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in
	the amount of $9,219, collateralized by
	U.S. Treasury Note 2.63%, 2020, value of
	$9,403)
9,219	0.03%, 4/29/2011		9,219
			48,961
	U.S. Treasury Bills - 0.5%
8,380	0.04%, 7/28/2011□○╦ØΘ		8,379

	Total short-term investments
	(cost $57,581)		$57,581

	Total investments
	(cost $1,937,024) ▲	99.8%	$2,007,993
	Other assets and liabilities	0.2%	4,726
	Total net assets	100.0%	$2,012,719

The accompanying notes are an integral part of these financial statements.

16

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.5% of total net assets at April 30, 2011.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $1,938,427 and the aggregate gross unrealized appreciation and depreciation based on that cost were:
Unrealized Appreciation	$83,647
Unrealized Depreciation	(14,081)
Net Unrealized Appreciation	$69,566

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at April 30, 2011, was $53, which rounds to zero percent of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At April 30, 2011, the aggregate value of these securities was $262,711, which represents 13.05% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2011, the aggregate value of these securities amounted to $10,636, which represents 0.53% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at April 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at April 30, 2011 was $10,563.

±	The interest rate disclosed for these securities represents the average coupon as of April 30, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of April 30, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	─	Australian Dollar
BRL	─	Brazilian Real
EUR	─	EURO
MXN	─	Mexican New Peso

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

□	Security pledged as initial margin deposit for open futures contracts at April 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
2 Year U.S. Treasury Note	596	Long	06/30/2011	$130,599	$130,148	$451
5 Year U.S. Treasury Note	602	Short	06/30/2011	71,318	70,584	(734)
10 Year U.S. Treasury Note	960	Short	06/21/2011	116,295	114,942	(1,353)
EURO Bond	384	Long	06/08/2011	69,912	68,994	918
U.S. Long Bond	302	Long	06/21/2011	36,957	36,390	567
						$(151)

*	The number of contracts does not omit 000's.

Θ	At April 30, 2011, these securities were designated to cover written call options in the table below:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Credit Default Swaption
CDX.NA.IG.15	Interest Rate	0.70%	05/19/2011	37,350,000	$4	$34	$30
JPY/MXN	Foreign Currency	6.05 (MXN/JPY)	03/26/2012	283,000,000	753	1,079	326
					$757	$1,113	$356

*	The number of contracts does not omit 000's.

Ø	Securities valued at $2,349 collateralized the written put options in the table below. At April 30, 2011, the maximum delivery obligation of the written put options is $97,698.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
CHF/MXN	Foreign Currency	14.49 (MXN/CHF)	03/15/2012	20,300,000	$906	$911	$5
Europe Senior Financials	Interest Rate	2.00%	06/16/2011	40,000,000	58	324	266
Europe Senior Financials	Interest Rate	2.10%	06/16/2011	40,000,000	41	347	306
MXN/CHF	Foreign Currency	14.10 (MXN/CHF)	01/05/2012	20,300,000	870	871	1
USD/EUR	Foreign Currency	1.60 (USD/EUR)	12/02/2011	31,920,000	474	255	(219)
					$2,349	$2,708	$359

*	The number of contracts does not omit 000's.

ß
This security has limitations. If the Euro to U.S. Dollar exchange rate as less than or equal to 1.10 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	$3,800	Alpha Natural Resources, Inc., 5.25%, 01/28/2012	$3,784
12/2004	$13,231	Bear Stearns Commercial Mortgage Securities, Inc., 15.00%, 11/11/2041 - 07/11/2042	107
08/2007	$6,480	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	6,363
11/2010-02/2011	$1,865	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	1,842
03/2007	$385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
09/2006	$17,450	LB-UBS Commercial Mortgage Trust, 5.26%, 09/15/2039	254
01/2011	$762	MacQuarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.21%, 11/29/2013	680
09/2006	$16,247	Merrill Lynch/Countrywide Commercial Mortgage Trust, 7.00%, 07/12/2046	312
04/2005 - 08/2006	$2,620	Morgan Stanley Dean Witter Capital I, 8.05%, 08/25/2032 - Reg D	84
04/2007	$48	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	48
06/2009	$4,230	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	3,108
03/2008	$2,844	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	2,305

The aggregate value of these securities at April 30, 2011, was $19,209, which represents 0.95% of total net assets.

The accompanying notes are an integral part of these financial statements.

18

Foreign Currency Contracts Outstanding at April 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Citigroup Global Markets	Buy	$21,482 $	20,599	05/05/2011	$883
Australian Dollar	Deutsche Bank Securities	Buy	10,654	10,218	05/13/2011	436
Australian Dollar	JP Morgan Securities	Sell	21,356	20,211	05/13/2011	(1,145)
Australian Dollar	Wells Fargo	Sell	21,482	20,444	05/05/2011	(1,038)
British Pound	Deutsche Bank Securities	Buy	20,316	20,235	05/13/2011	81
Canadian Dollar	Banc of America	Buy	22,046	21,728	05/02/2011	318
Canadian Dollar	Wells Fargo	Sell	22,046	21,798	05/02/2011	(248)
Euro	Banc of America	Sell	22,217	21,728	05/02/2011	(489)
Euro	Deutsche Bank Securities	Sell	20,283	20,235	05/13/2011	(48)
Euro	Wells Fargo	Buy	22,217	21,443	05/02/2011	774
Japanese Yen	Goldman Sachs	Sell	20,374	20,072	05/18/2011	(302)
Japanese Yen	JP Morgan Securities	Sell	21,582	20,521	05/06/2011	(1,061)
Japanese Yen	Wells Fargo	Buy	21,582	20,619	05/06/2011	963
Norwegian Krone	Morgan Stanley	Buy	22,038	21,583	05/27/2011	455
Norwegian Krone	Wells Fargo	Sell	21,510	20,619	05/06/2011	(891)
Norwegian Krone	Wells Fargo	Buy	21,510	20,855	05/06/2011	655
Republic of Korea Won	Goldman Sachs	Buy	10,547	10,100	06/30/2011	447
Republic of Korea Won	Goldman Sachs	Sell	10,547	9,966	06/30/2011	(581)
Singapore Dollar	Goldman Sachs	Buy	20,370	20,071	05/18/2011	299
Swiss Franc	JP Morgan Securities	Sell	11,200	10,100	06/30/2011	(1,100)
Swiss Franc	Morgan Stanley	Buy	11,200	10,443	06/30/2011	757
Swiss Franc	Morgan Stanley	Sell	21,974	21,582	05/27/2011	(392)
						$(1,227)

Credit Default Swap Contracts Outstanding at April 30, 2011

				(Pay)/Receive Fixed				Unrealized
		Notional	Buy/Sell	Rate / Implied	Expiration		Market	Appreciation/
Reference Entity	Counterparty	Amount (a)	Protection	Credit Spread (b)	Date	Cost	Value ╪	(Depreciation)
Ally Financial, Inc.	JP Morgan Securities	$5,080	Sell	0.01% / 0.7872%	06/20/11	$–	$(5)	$(5)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement The percentage shown is the implied credit spread on April 30, 2011.

Interest Rate Swap Contracts Outstanding at April 30, 2011

		Payments					Unrealized
		received by	Notional	Expiration		Market	Appreciation/
Counterparty	Payments made by Fund	Fund	Amount	Date	Cost	Value ╪	(Depreciation)
Barclay Investment, Inc.	2.09% Fixed	3 Month Libor	$130,500	02/15/15	$–	$(2,084)	$(2,084)
Barclay Investment, Inc.	3 Month Libor	2.53% Fixed	106,000	02/15/16	–	2,167	2,167
JP Morgan Securities	2.91% Fixed	3 Month Libor	130,500	02/15/15	–	(2,099)	(2,099)
JP Morgan Securities	3 Month Libor	2.53% Fixed	106,000	02/15/16	–	2,163	2,163
							$147

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$227,577	$–	$213,481	$14,096
Call Options Purchased	1,121	–	1,121	–
Corporate Bonds: Investment Grade	597,050	–	591,559	5,491
Corporate Bonds: Non-Investment Grade	172,788	–	172,470	318
Municipal Bonds	26,767	–	26,767	–
Preferred Stocks	2,774	1,761	1,013	–
Put Options Purchased	1,718	57	1,661	–
Senior Floating Rate Interests: Non-Investment Grade	14,495	–	14,495	–
U.S. Government Agencies	531,310	–	531,310	–
U.S. Government Securities	374,812	39,316	335,496	–
Short-Term Investments	57,581	241	57,340	–
Total	$2,007,993	$41,375	$1,946,713	$19,905
Foreign Currency Contracts *	6,068	–	6,068	–
Futures *	1,936	1,936	–	–
Interest Rate Swaps *	4,330	–	4,330	–
Written Options *	934	–	934	–
Total	$13,268	$1,936	$11,332	$–
Liabilities:
Credit Default Swaps *	5	–	5	–
Foreign Currency Contracts *	7,295	–	7,295	–
Futures *	2,087	2,087	–	–
Interest Rate Swaps *	4,183	–	4,183	–
Written Options *	219	–	219	–
Total	$13,789	$2,087	$11,702	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance as
	October	Gain	Appreciation		Net			Into	Out of	of April
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Asset & Commercial Mortgage
Backed Securities	$16,894	$2,705	$(714	)†	$71	$6,834	$(4,793)	$—	$(6,901)	$14,096
Corporate Bonds	9,406	—	128	‡	(16)	317	—	—	(4,026)	5,809
Options Purchased	—	(235)	235		—	—	—	—	—	—
Total	$26,300	$2,470	$(351)		$55	$7,151	$(4,793)	$—	$(10,927)	$19,905

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $808.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at April 30, 2011 was $128.

The accompanying notes are an integral part of these financial statements.

20

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,937,024)	$2,007,993
Cash	1,583
Foreign currency on deposit with custodian (cost $7,049)	7,064
Unrealized appreciation on foreign currency contracts	6,068
Unrealized appreciation on swap contracts	4,330
Receivables:
Investment securities sold	9,415
Fund shares sold	3,400
Dividends and interest	16,058
Variation margin	233
Other assets	273
Total assets	2,056,417
Liabilities:
Unrealized depreciation on foreign currency contracts	7,295
Unrealized depreciation on swap contracts	4,188
Payables:
Investment securities purchased	23,356
Fund shares redeemed	4,846
Investment management fees	137
Dividends	96
Administrative fees	1
Distribution fees	47
Variation margin	251
Accrued expenses	295
Written options (proceeds $3,821)	3,106
Other liabilities	80
Total liabilities	43,698
Net assets	$2,012,719
Summary of Net Assets:
Capital stock and paid-in-capital	$1,977,174
Accumulated undistributed net investment income	617
Accumulated net realized loss on investments and foreign currency transactions	(35,560)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	70,488
Net assets	$2,012,719
Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.60/$11.10
Shares outstanding	66,006
Net assets	$699,724
Class B: Net asset value per share	$10.53
Shares outstanding	5,631
Net assets	$59,301
Class C: Net asset value per share	$10.62
Shares outstanding	9,325
Net assets	$98,992
Class I: Net asset value per share	$10.61
Shares outstanding	777
Net assets	$8,238
Class R3: Net asset value per share	$10.77
Shares outstanding	875
Net assets	$9,421
Class R4: Net asset value per share	$10.75
Shares outstanding	2,276
Net assets	$24,476
Class R5: Net asset value per share	$10.75
Shares outstanding	79
Net assets	$847
Class Y: Net asset value per share	$10.74
Shares outstanding	103,476
Net assets	$1,111,720

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Statement of Operations For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$41
Interest	42,274
Total investment income	42,315

Expenses:
Investment management fees	5,022
Administrative services fees	27
Transfer agent fees	893
Distribution fees
Class A	951
Class B	322
Class C	531
Class R3	21
Class R4	31
Custodian fees	7
Accounting services fees	181
Registration and filing fees	89
Board of Directors' fees	21
Audit fees	20
Other expenses	145
Total expenses (before waivers)	8,261
Expense waivers	(162)
Transfer agent fee waivers	—
Total waivers	(162)
Total expenses, net	8,099
Net Investment Income	34,216
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	11,116
Net realized gain on futures	191
Net realized gain on written options	638
Net realized gain on swap contracts	130
Net realized loss on foreign currency contracts	(4,833)
Net realized loss on other foreign currency transactions	(75)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,167
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(24,074)
Net unrealized depreciation of futures	(945)
Net unrealized appreciation of written options	92
Net unrealized appreciation of swap contracts	142
Net unrealized depreciation of foreign currency contracts	(678)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	37
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(25,426)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(18,259)
Net Increase in Net Assets Resulting from Operations	$15,957

The accompanying notes are an integral part of these financial statements.

22

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$34,216	$71,797
Net realized gain on investments, other financial instruments and foreign currency transactions	7,167	62,977
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(25,426)	36,035
Net Increase In Net Assets Resulting From Operations	15,957	170,809
Distributions to Shareholders:
From net investment income
Class A	(12,707)	(29,407)
Class B	(842)	(2,146)
Class C	(1,381)	(3,343)
Class I	(143)	(441)
Class R3	(124)	(168)
Class R4	(407)	(848)
Class R5	(13)	(19)
Class Y	(19,120)	(38,489)
Total distributions	(34,737)	(74,861)
Capital Share Transactions:
Class A	(126,876)	(19,180)
Class B	(10,801)	(16,357)
Class C	(18,190)	(6,595)
Class I	(1,083)	(1,835)
Class R3	921	6,463
Class R4	(920)	2,581
Class R5	195	223
Class Y	124,799	20,981
Net decrease from capital share transactions	(31,955)	(13,719)
Proceeds from regulatory settlements	—	69
Net Increase (Decrease) In Net Assets	(50,735)	82,298
Net Assets:
Beginning of period	2,063,454	1,981,156
End of period	$2,012,719	$2,063,454
Accumulated undistributed (distribution in excess of) net investment income (loss)	$617	$1,138

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Notes to Financial Statements April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

24

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

25

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require the disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

26

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To

27

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued) April 30, 2011 (Unaudited)
(000’s Omitted)

minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can only be resold to certain qualified investors and that may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of April 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of April 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans,

28

and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of April 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer

29

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of April 30, 2011. Transactions involving written options contracts during the six-month period ended April 30, 2011, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2011:
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	2,164	$586
Written	340,550,651	1,425
Expired	(20,200,000)	(40)
Closed	(2,815)	(858)
Exercised	—	—
End of Period	320,350,000	$1,113

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	677	$464
Written	191,270,000	2,913
Expired	(37,350,000)	(27)
Closed	(1,400,677)	(642)
Exercised	—	—
End of Period	152,520,000	$2,708

* The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market- linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the

30

stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a

31

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

floating interest rate, based on a specified interest rate benchmark (e.g. London Interbank Offered Rate (“LIBOR”)) or index (e.g. U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2011.

e)	Additional Derivative Instrument Information

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$142	$2,697	$—	$—	$—	$—	$2,839
Unrealized appreciation on foreign currency contracts	—	6,068	—	—	—	—	6,068
Unrealized appreciation on swap contracts	4,330	—	—	—	—	—	4,330
Variation margin receivable *	—	—	—	—	—	(233)	233
Total	$4,472	$8,765	$—	$—	$—	$(233)	$13,470

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$7,295	$—	$—	$—	$—	$7,295
Unrealized depreciation on swap contracts	4,183	—	5	—	—	—	4,188
Variation margin payable *	—	—	—	—	—	251	251
Written options, market value	103	3,003	—	—	—	—	3,106
Total	$4,286	$4,292	$5	$—	$—	$251	$14,840

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(151) as reported in the Schedule of Investments.

The ratios of foreign currency contracts and futures contracts to net assets at April 30, 2011, were 17.14% and 17.47%, respectively, compared to the six-month period ended April 30, 2011, averages to net assets of 9.17% and 10.35%, respectively. The volume of other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2011.

32

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange		Credit		Equity	Commodity	Other
	Contracts	Contracts		Contracts		Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments in purchased options	$382	$(1,896)		$—		$—	$—	$—	$(1,514)
Net realized gain on futures	191	—		—		—	—	—	191
Net realized gain (loss) on written options.	646	(76)		67		—	—	(1)	638
Net realized gain on swap contracts	—	92		38		—	—	—	130
Net realized loss on foreign currency contracts	—	(4,833)		—		—	—	—	(4,833)
Total	$1,219	$(6,713)		$105		$—	$—	$(1)	$(5,388)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$7	$(211	) $	(410	) $	—	$—	$—	$(614)
Net change in unrealized appreciation (depreciation) of futures	2,270	—		—		—	—	3,215	(945)
Net change in unrealized appreciation (depreciation) of written options	(623)	112		603		—	—	—	92
Net change in unrealized appreciation (depreciation) of swap contracts	147	—		(5)		—	—	—	142
Net change in unrealized depreciation of foreign currency contracts	—	(678)		—		—	—	—	(678)
Total	$1,801	$(777	) $	188		$—	$—	$3,215	$(2,003)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e. yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$74,841	$76,879

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,016
Accumulated Capital Losses *	(40,183)
Unrealized Appreciation †	93,654
Total Accumulated Earnings	$54,487

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

34

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,383
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,405)
Capital Stock and Paid-In-Capital	22

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$339
2017	39,844
Total	$40,183

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $62,764 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the six-month period ended April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $1,307 and contingent deferred sales charges of $71 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

36

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $28. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$668,406
Sales Proceeds Excluding U.S. Government Obligations	724,890
Cost of Purchases for U.S. Government Obligations	793,838
Sales Proceeds for U.S. Government Obligations	763,996

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	6,158	1,169	(19,412)	—	(12,085)	18,892	2,696	(23,418)	—	(1,830)
Amount	$64,700	$12,300	$(203,876)	$—	$(126,876)	$196,735	$28,170	$(244,085)	$—	$(19,180)
Class B
Shares	236	75	(1,346)	—	(1,035)	664	193	(2,443)	—	(1,586)
Amount	$2,455	$787	$(14,043)	$—	$(10,801)	$6,877	$2,003	$(25,237)	$—	$(16,357)
Class C
Shares	469	114	(2,315)	—	(1,732)	2,554	267	(3,455)	—	(634)
Amount	$4,933	$1,201	$(24,324)	$—	$(18,190)	$26,632	$2,800	$(36,027)	$—	$(6,595)
Class I
Shares	676	11	(788)	—	(101)	940	34	(1,141)	—	(167)
Amount	$7,100	$109	$(8,292)	$—	$(1,083)	$9,784	$359	$(11,978)	$—	$(1,835)
Class R3
Shares	274	11	(199)	—	86	680	16	(84)	—	612
Amount	$2,921	$124	$(2,124)	$—	$921	$7,185	$167	$(889)	$—	$6,463
Class R4
Shares	318	38	(444)	—	(88)	555	80	(389)	—	246
Amount	$3,406	$409	$(4,735)	$—	$(920)	$5,865	$846	$(4,130)	$—	$2,581
Class R5
Shares	20	2	(3)	—	19	28	2	(9)	—	21
Amount	$211	$13	$(29)	$—	$195	$303	$19	$(99)	$—	$223
Class Y
Shares	20,482	1,803	(10,549)	—	11,736	29,457	3,629	(30,960)	—	2,126
Amount	$217,988	$19,222	$(112,411)	$—	$124,799	$310,440	$38,395	$(327,854)	$—	$20,981
Total
Shares	28,633	3,223	(35,056)	—	(3,200)	53,770	6,917	(61,899)	—	(1,212)
Amount	$303,714	$34,165	$(369,834)	$—	$(31,955)	$563,821	$72,759	$(650,299)	$—	$(13,719)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	176	$1,851
For the Year Ended October 31, 2010	683	$7,100

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $69, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

38

fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

13. Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14. Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

15. Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16. Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

39

The Hartford Total Return Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited)
A	$10.70	$0.17	$–	$(0.09)	$0.08	$(0.18)	$–	$–	$(0.18)	$(0.10)	$10.60
B	10.63	0.13	–	(0.09)	0.04	(0.14)	–	–	(0.14)	(0.10)	10.53
C	10.71	0.13	–	(0.08)	0.05	(0.14)	–	–	(0.14)	(0.09)	10.62
I	10.70	0.19	–	(0.09)	0.10	(0.19)	–	–	(0.19)	(0.09)	10.61
R3	10.87	0.16	–	(0.10)	0.06	(0.16)	–	–	(0.16)	(0.10)	10.77
R4	10.85	0.17	–	(0.10)	0.07	(0.17)	–	–	(0.17)	(0.10)	10.75
R5	10.85	0.19	–	(0.10)	0.09	(0.19)	–	–	(0.19)	(0.10)	10.75
Y	10.84	0.19	–	(0.09)	0.10	(0.20)	–	–	(0.20)	(0.10)	10.74

For the Year Ended October 31, 2010
A	10.21	0.35	–	0.51	0.86	(0.37)	–	–	(0.37)	0.49	10.70
B	10.15	0.27	–	0.50	0.77	(0.29)	–	–	(0.29)	0.48	10.63
C	10.23	0.28	–	0.49	0.77	(0.29)	–	–	(0.29)	0.48	10.71
I	10.22	0.37	–	0.51	0.88	(0.40)	–	–	(0.40)	0.48	10.70
R3	10.36	0.33	–	0.52	0.85	(0.34)	–	–	(0.34)	0.51	10.87
R4	10.35	0.36	–	0.51	0.87	(0.37)	–	–	(0.37)	0.50	10.85
R5	10.35	0.39	–	0.51	0.90	(0.40)	–	–	(0.40)	0.50	10.85
Y	10.34	0.40	–	0.51	0.91	(0.41)	–	–	(0.41)	0.50	10.84

For the Year Ended October 31, 2009
A	9.20	0.40	–	1.07	1.47	(0.46)	–	–	(0.46)	1.01	10.21
B	9.15	0.33	–	1.06	1.39	(0.39)	–	–	(0.39)	1.00	10.15
C	9.22	0.33	–	1.06	1.39	(0.38)	–	–	(0.38)	1.01	10.23
I	9.21	0.43	–	1.06	1.49	(0.48)	–	–	(0.48)	1.01	10.22
R3	9.32	0.42	–	1.05	1.47	(0.43)	–	–	(0.43)	1.04	10.36
R4	9.32	0.42	–	1.07	1.49	(0.46)	–	–	(0.46)	1.03	10.35
R5	9.32	0.42	–	1.09	1.51	(0.48)	–	–	(0.48)	1.03	10.35
Y	9.31	0.45	–	1.07	1.52	(0.49)	–	–	(0.49)	1.03	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	–	(1.29)	(0.80)	(0.52)	–	–	(0.52)	(1.32)	9.20
B	10.47	0.42	–	(1.29)	(0.87)	(0.45)	–	–	(0.45)	(1.32)	9.15
C	10.54	0.42	–	(1.30)	(0.88)	(0.44)	–	–	(0.44)	(1.32)	9.22
I	10.52	0.52	–	(1.28)	(0.76)	(0.55)	–	–	(0.55)	(1.31)	9.21
R3	10.64	0.47	–	(1.30)	(0.83)	(0.49)	–	–	(0.49)	(1.32)	9.32
R4	10.65	0.51	–	(1.32)	(0.81)	(0.52)	–	–	(0.52)	(1.33)	9.32
R5	10.64	0.54	–	(1.31)	(0.77)	(0.55)	–	–	(0.55)	(1.32)	9.32
Y	10.64	0.54	–	(1.31)	(0.77)	(0.56)	–	–	(0.56)	(1.33)	9.31

For the Year Ended October 31, 2007
A	10.59	0.49	–	(0.06)	0.43	(0.50)	–	–	(0.50)	(0.07)	10.52
B	10.54	0.41	–	(0.06)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.47
C	10.61	0.42	–	(0.07)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.54
I	10.60	0.53	–	(0.07)	0.46	(0.54)	–	–	(0.54)	(0.08)	10.52
R3(G)	10.76	0.41	–	(0.14)	0.27	(0.39)	–	–	(0.39)	(0.12)	10.64
R4(G)	10.76	0.42	–	(0.12)	0.30	(0.41)	–	–	(0.41)	(0.11)	10.65
R5(G)	10.76	0.43	–	(0.12)	0.31	(0.43)	–	–	(0.43)	(0.12)	10.64
Y	10.71	0.54	–	(0.07)	0.47	(0.54)	–	–	(0.54)	(0.07)	10.64

For the Year Ended October 31, 2006
A	10.62	0.41	–	0.04	0.45	(0.42)	(0.06)	–	(0.48)	(0.03)	10.59
B	10.57	0.33	–	0.04	0.37	(0.34)	(0.06)	–	(0.40)	(0.03)	10.54
C	10.64	0.34	–	0.03	0.37	(0.34)	(0.06)	–	(0.40)	(0.03)	10.61
I(H)	10.51	0.08	–	0.09	0.17	(0.08)	–	–	(0.08)	0.09	10.60
Y	10.73	0.47	–	0.04	0.51	(0.47)	(0.06)	–	(0.53)	(0.02)	10.71

40

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
		Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
	Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

0.72%(D)	$699,724	0.98	%(E)	0.95	%(E)	0.95	%(E)	3.26	%(E)	70%
0.35 (D)	59,301	1.85	(E)	1.70	(E)	1.70	(E)	2.51	(E)	–
0.45 (D)	98,992	1.69	(E)	1.69	(E)	1.69	(E)	2.51	(E)	–
0.94 (D)	8,238	0.69	(E)	0.69	(E)	0.69	(E)	3.53	(E)	–
0.56 (D)	9,421	1.27	(E)	1.25	(E)	1.25	(E)	2.97	(E)	–
0.71 (D)	24,476	0.95	(E)	0.95	(E)	0.95	(E)	3.26	(E)	–
0.86 (D)	847	0.67	(E)	0.65	(E)	0.65	(E)	3.57	(E)	–
0.91 (D)	1,111,720	0.55	(E)	0.55	(E)	0.55	(E)	3.67	(E)	–

8.57	835,450	0.99	(F)	0.98	(F)	0.98	(F)	3.38		201
7.72	70,845	1.87	(F)	1.74	(F)	1.74	(F)	2.62		–
7.68	118,462	1.71	(F)	1.70	(F)	1.70	(F)	2.66		–
8.73	9,395	0.74	(F)	0.73	(F)	0.73	(F)	3.62		–
8.36	8,571	1.29	(F)	1.24	(F)	1.24	(F)	3.12		–
8.57	25,652	0.97	(F)	0.96	(F)	0.96	(F)	3.40		–
8.87	655	0.69	(F)	0.67	(F)	0.67	(F)	3.69		–
9.00	994,424	0.57	(F)	0.56	(F)	0.56	(F)	3.80		–

16.38	816,191	1.03	(F)	1.00	(F)	1.00	(F)	4.18		215
15.60	83,760	1.95	(F)	1.68	(F)	1.68	(F)	3.51		–
15.48	119,568	1.76	(F)	1.75	(F)	1.75	(F)	3.42		–
16.65	10,680	0.77	(F)	0.75	(F)	0.75	(F)	4.36		–
16.19	1,836	1.42	(F)	1.25	(F)	1.25	(F)	3.65		–
16.39	21,920	0.98	(F)	0.98	(F)	0.98	(F)	4.17		–
16.73	408	0.69	(F)	0.69	(F)	0.69	(F)	4.35		–
16.87	926,793	0.58	(F)	0.58	(F)	0.58	(F)	4.57		–

(7.99)	650,149	1.02		1.00		1.00		4.76		184
(8.68)	73,557	1.93		1.71		1.71		4.05		–
(8.66)	87,277	1.74		1.74		1.74		4.01		–
(7.62)	6,128	0.68		0.68		0.68		5.10		–
(8.15)	130	1.44		1.25		1.25		4.62		–
(7.98)	12,698	0.99		0.99		0.99		4.81		–
(7.62)	271	0.70		0.70		0.70		5.08		–
(7.62)	559,555	0.59		0.59		0.59		5.19		–

4.11	601,301	1.07		1.00		1.00		4.71		268
3.36	82,376	1.96		1.75		1.75		3.95		–
3.33	84,793	1.78		1.75		1.75		3.95		–
4.42	3,050	0.72		0.72		0.72		5.04		–
2.59 (D)	10	1.38	(E)	1.25	(E)	1.25	(E)	4.47	(E)	–
2.90 (D)	2,928	1.09	(E)	1.00	(E)	1.00	(E)	4.95	(E)	–
2.97 (D)	141	0.79	(E)	0.79	(E)	0.79	(E)	5.09	(E)	–
4.46	359,523	0.61		0.61		0.61		5.09		–

4.35	432,703	1.20		1.20		1.20		3.98		456
3.56	79,506	2.02		1.95		1.95		3.20		–
3.63	75,194	1.87		1.87		1.87		3.29		–
1.58 (D)	38	1.01	(E)	0.91	(E)	0.91	(E)	4.78	(E)	–
4.89	285,255	0.70		0.70		0.70		4.48		–

41

The Hartford Total Return Bond Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Expense ratios do not include expenses of the Underlying Funds.
(G)	Commenced operations on December 22, 2006.
(H)	Commenced operations on August 31, 2006.

42

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

43

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

44

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,007.21	$4.73	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class B	$1,000.00	$1,003.50	$8.44	$1,000.00	$1,016.37	$8.50	1.70	181	365
Class C	$1,000.00	$1,004.46	$8.42	$1,000.00	$1,016.40	$8.47	1.69	181	365
Class I	$1,000.00	$1,009.45	$3.43	$1,000.00	$1,021.38	$3.45	0.69	181	365
Class R3	$1,000.00	$1,005.59	$6.22	$1,000.00	$1,018.59	$6.26	1.25	181	365
Class R4	$1,000.00	$1,007.08	$4.72	$1,000.00	$1,020.09	$4.75	0.95	181	365
Class R5	$1,000.00	$1,008.59	$3.24	$1,000.00	$1,021.57	$3.26	0.65	181	365
Class Y	$1,000.00	$1,009.10	$2.73	$1,000.00	$1,022.08	$2.75	0.55	181	365

46

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-TRB11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Semi Annual Report The Hartford Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

We have seen a significant amount of global turbulence in the first four months of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, the May unemployment report showed a pullback in hiring. Overall, the private sector has added more than 1.8 million jobs since the recovery began.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

On the international front, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

As we approach the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Talk to your advisor about how The Hartford Mutual Funds could address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 4/30/01 - 4/30/11

The chart above shows the growth of a $10,000 investment in Class A which includes Sales Charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/11)

	6 Month†	1 Year	5 year	10 year
Value A#	17.03%	14.17%	3.74%	4.11%
Value A##		7.89%	2.58%	3.52%
Value B#	16.51%	13.26%	3.00%	NA*
Value B##		8.26%	2.64%	NA*
Value C#	16.58%	13.32%	2.97%	3.34%
Value C##		12.32%	2.97%	3.34%
Value I#	17.22%	14.28%	3.99%	4.24%
Value R3#	16.84%	13.87%	3.56%	4.19%
Value R4#	17.09%	14.27%	3.83%	4.32%
Value R5#	17.15%	14.55%	4.11%	4.46%
Value Y#	17.34%	14.78%	4.24%	4.53%
Russell 1000 Value Index	17.29%	15.24%	1.40%	4.31%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 17.03%, before sales charge, for the six-month period ended April 30, 2011, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 17.29% for the same period. The Fund outperformed the 16.53% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities ended the period with strong gains. The implementation of further quantitative easing in the US, strong corporate earnings, and improving economic news out of Germany and the US all served to support stocks, despite the earthquake and tsunami in Japan and the unrest in the Middle East and North Africa. The labor market exhibited modest improvement with the unemployment rate dropping to a near two-year low, at 8.8% in March 2011. Manufacturing and services also gained strength; however, the housing market continued to struggle.

Sector returns within the Russell 1000 Value Index were all positive, with Energy (+38%) and Materials (+25%) performing the best and Consumer Staples (+10%) and Utilities (+8%) lagging on a relative basis during the period.

The Fund’s underperformance versus its benchmark was due to weak stock selection. Stock selection detracted most in Information Technology and Health Care, more than offsetting stronger selection in Financials and Energy. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, was additive during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and overweight to Materials contributed positively to benchmark-relative results, while an overweight to Information Technology detracted.

Holdings of Cisco Systems (Information Technology), Teva Pharmaceuticals (Health Care), and Sysco (Consumer Staples) detracted most from benchmark-relative returns during the period. Shares of Cisco Systems, a leading supplier of networking equipment, software, and services, fell after the company issued disappointing margin guidance and announced fiscal year third quarter results below analysts’ expectations. Shares of Teva Pharmaceuticals, the world’s largest maker of generic drugs, fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. Sysco, a North American food distributor, saw its shares fall as a result of an unexpected deceleration in volume growth. Information Technology stock Nokia was among the top detractors from absolute (i.e. total return) performance.

Among the top contributors to benchmark-relative returns were Baker Hughes (Energy), Procter & Gamble (Consumer Staples), and Occidental Petroleum (Energy). Baker Hughes, a major oil field service company, has seen shares gain over the period on higher energy prices; the company is well positioned for global growth in Brazil and Africa. Not owning benchmark component Procter & Gamble, the global consumer packaged goods company, helped relative results. Shares of the company lagged as sales growth remained tepid and commodity cost inflation put pressure on margins. Shares of oil producer and chemicals company Occidental Petroleum rose on higher oil prices and growing comfort that recent production shortfalls due to infrastructure constraints are temporary. Top absolute contributors for the period also included Chevron (Energy).

What is the outlook?

In our view, the market is dealing with too many issues right now – the earthquake and its after effects, turmoil in the Middle East and North Africa and energy supply disruption, and European debt – to make a sustained upward move. In addition, we are more nervous about the outlook for cycle progress and earnings than at any time in the past seven quarters, while valuations indicate that many investors are more optimistic. This optimism may be well founded - policy makers in the West are aware of the issues faced by the global economy. Liquidity levels remain high as a result, providing broad support for risk assets.

At this point we do not expect a major downturn in equity markets, but there is some likelihood that we could move sideways with significant volatility until some of these issues are resolved. Stocks ultimately are driven by earnings. A meaningful trend in stock prices from here likely will require more clarity from corporate reports and real earnings as opposed to the headline-driven environment of recent months.

Based on bottom-up stock decisions, we ended the period most overweight the Materials, Information Technology, and Industrials sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Financials, and Telecommunication Services.

3

Diversification by Industry
as of April 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.5%
Banks (Financials)	6.4
Capital Goods (Industrials)	10.4
Commercial & Professional Services (Industrials)	0.9
Consumer Durables & Apparel (Consumer Discretionary)	2.6
Diversified Financials (Financials)	9.2
Energy (Energy)	14.3
Food & Staples Retailing (Consumer Staples)	2.0
Food, Beverage & Tobacco (Consumer Staples)	5.3
Health Care Equipment & Services (Health Care)	5.2
Insurance (Financials)	7.1
Materials (Materials)	6.3
Media (Consumer Discretionary)	2.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.6
Retailing (Consumer Discretionary)	3.3
Semiconductors & Semiconductor Equipment (Information Technology)	4.5
Software & Services (Information Technology)	1.3
Technology Hardware & Equipment (Information Technology)	2.1
Telecommunication Services (Services)	2.8
Utilities (Utilities)	3.2
Short-Term Investments	2.2
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Value Fund
Schedule of Investments
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6%
	Automobiles & Components - 0.5%
68	General Motors Co. ●	$2,173
51	Goodyear Tire & Rubber Co. ●	931
		3,104
	Banks - 6.4%
181	PNC Financial Services Group, Inc.	11,284
307	US Bancorp	7,932
616	Wells Fargo & Co.	17,917
		37,133
	Capital Goods - 10.4%
54	3M Co.	5,288
67	Boeing Co.	5,329
606	General Electric Co.	12,395
120	Illinois Tool Works, Inc.	7,004
206	Ingersoll-Rand plc	10,423
107	PACCAR, Inc.	5,688
207	Textron, Inc.	5,413
183	Tyco International Ltd.	8,915
		60,455
	Commercial & Professional Services - 0.9%
33	Republic Services, Inc.	1,047
106	Waste Management, Inc.	4,167
		5,214
	Consumer Durables & Apparel - 2.6%
205	Mattel, Inc.	5,488
136	Stanley Black & Decker, Inc.	9,873
		15,361
	Diversified Financials - 9.2%
73	Ameriprise Financial, Inc.	4,512
653	Bank of America Corp.	8,021
42	BlackRock, Inc.	8,288
127	Credit Suisse Group ADR	5,773
54	Goldman Sachs Group, Inc.	8,094
412	JP Morgan Chase & Co.	18,818
		53,506
	Energy - 14.3%
56	Apache Corp.	7,415
104	Baker Hughes, Inc.	8,027
167	Chevron Corp.	18,277
73	ConocoPhillips Holding Co.	5,778
35	EOG Resources, Inc.	3,963
94	Exxon Mobil Corp.	8,307
144	Marathon Oil Corp.	7,782
119	Occidental Petroleum Corp.	13,555
76	Royal Dutch Shell plc ADR	5,924
100	Southwestern Energy Co. ●	4,395
		83,423
	Food & Staples Retailing - 2.0%
171	CVS/Caremark Corp.	6,208
189	Sysco Corp.	5,473
		11,681
	Food, Beverage & Tobacco - 5.3%
130	General Mills, Inc.	5,031
188	Kraft Foods, Inc.	6,310
132	Molson Coors Brewing Co.	6,420
89	PepsiCo, Inc.	6,131
102	Philip Morris International, Inc.	7,097
		30,989
	Health Care Equipment & Services - 5.2%
93	Baxter International, Inc.	5,297
133	Covidien plc	7,412
194	HCA Holdings, Inc. ●	6,355
158	UnitedHealth Group, Inc.	7,769
56	Zimmer Holdings, Inc. ●	3,667
		30,500
	Insurance - 7.1%
167	ACE Ltd.	11,197
108	Chubb Corp.	7,021
257	Marsh & McLennan Cos., Inc.	7,791
151	Principal Financial Group, Inc.	5,079
65	Swiss Re	3,905
244	Unum Group	6,461
		41,454
	Materials - 6.3%
32	CF Industries Holdings, Inc.	4,459
209	Dow Chemical Co.	8,551
106	E.I. DuPont de Nemours & Co.	6,003
68	Mosaic Co.	5,090
38	Nucor Corp.	1,761
119	Rexam plc ADR	3,934
369	Steel Dynamics, Inc.	6,719
		36,517
	Media - 2.6%
186	CBS Corp. Class B	4,701
392	Comcast Corp. Class A	10,293
		14,994
	Pharmaceuticals, Biotechnology & Life Sciences - 7.6%
88	Abbott Laboratories	4,569
110	Amgen, Inc. ●	6,225
103	Johnson & Johnson	6,782
177	Merck & Co., Inc.	6,360
667	Pfizer, Inc.	13,976
137	Teva Pharmaceutical Industries Ltd. ADR	6,242
		44,154
	Retailing - 3.3%
163	Home Depot, Inc.	6,050
119	Kohl's Corp.	6,288
65	Nordstrom, Inc.	3,105
184	Staples, Inc.	3,890
		19,333
	Semiconductors & Semiconductor Equipment - 4.5%
153	Analog Devices, Inc.	6,147
346	Intel Corp.	8,033
167	Maxim Integrated Products, Inc.	4,574
214	Xilinx, Inc.	7,474
		26,228
	Software & Services - 1.3%
286	Microsoft Corp.	7,444

	Technology Hardware & Equipment - 2.1%
292	Cisco Systems, Inc.	5,131
116	Hewlett-Packard Co.	4,671
290	Nokia Corp. ADR	2,672
		12,474
	Telecommunication Services - 2.8%
517	AT&T, Inc.	16,094

	Utilities - 3.2%
117	Edison International	4,595

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Schedule of Investments – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Utilities - 3.2% - (continued)
71	Entergy Corp.		$4,971
44	NextEra Energy, Inc.		2,466
141	Northeast Utilities		5,002
66	PPL Corp.		1,813
			18,847
	Total common stocks
	(cost $458,489)		$568,905

	Total long-term investments
	(cost $458,489)		$568,905

SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 2.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $2,300,
	collateralized by FHLMC 3.50% - 5.00%,
	2025 - 2041, FNMA 3.17% - 6.00%, 2024 -
	2041, value of $2,346)
$2,300	0.04%, 4/29/2011		$2,300
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $5,181, collateralized by
	FHLMC 4.00% - 4.50%, 2040 - 2041,
	FNMA 4.00% - 4.50%, 2030 - 2041,
	GNMA 4.00%, 2040, value of $5,284)
5,181	0.05%, 4/29/2011		5,181
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	05/02/2011 in the amount of $5,376,
	collateralized by GNMA 4.00% - 6.00%,
	2035 - 2041, value of $5,484)
5,376	0.04%, 4/29/2011		5,376
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 05/02/2011 in the
	amount of $32, collateralized by U.S.
	Treasury Note 0.38%, 2012, value of $33)
32	0.02%, 4/29/2011		32
			12,889
	Total short-term investments
	(cost $12,889)		$12,889

	Total investments
	(cost $471,378) ▲	99.8%	$581,794
	Other assets and liabilities	0.2%	1,153
	Total net assets	100.0%	$582,947

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.9% of total net assets at April 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2011, the cost of securities for federal income tax purposes was $474,985 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$117,622
Unrealized Depreciation	(10,813)
Net Unrealized Appreciation	$106,809

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
April 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$568,905	$565,000	$3,905	$–
Short-Term Investments	12,889	–	12,889	–
Total	$581,794	$565,000	$16,794	$–

♦	For the six-month period ended April 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Assets and Liabilities
April 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $471,378)	$581,794
Cash	140
Foreign currency on deposit with custodian (cost $144)	145
Receivables:
Investment securities sold	1,272
Fund shares sold	570
Dividends and interest	557
Other assets	83
Total assets	584,561
Liabilities:
Payables:
Investment securities purchased	1,188
Fund shares redeemed	328
Investment management fees	54
Administrative fees	—
Distribution fees	6
Accrued expenses	38
Total liabilities	1,614
Net assets	$582,947
Summary of Net Assets:
Capital stock and paid-in-capital	$514,585
Accumulated undistributed net investment income	2,143
Accumulated net realized loss on investments and foreign currency transactions	(44,199)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	110,418
Net assets	$582,947

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.43/$13.15
Shares outstanding	6,412
Net assets	$79,690
Class B: Net asset value per share	$12.17
Shares outstanding	405
Net assets	$4,930
Class C: Net asset value per share	$12.15
Shares outstanding	1,486
Net assets	$18,058
Class I: Net asset value per share	$12.36
Shares outstanding	671
Net assets	$8,287
Class R3: Net asset value per share	$12.18
Shares outstanding	202
Net assets	$2,455
Class R4: Net asset value per share	$12.27
Shares outstanding	279
Net assets	$3,427
Class R5: Net asset value per share	$12.33
Shares outstanding	14
Net assets	$170
Class Y: Net asset value per share	$12.36
Shares outstanding	37,710
Net assets	$465,930

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5,666
Interest	7
Less: Foreign tax withheld	(27)
Total investment income	5,646
Expenses:
Investment management fees	1,796
Administrative services fees	3
Transfer agent fees	104
Distribution fees
Class A	91
Class B	25
Class C	77
Class R3	3
Class R4	3
Custodian fees	3
Accounting services fees	36
Registration and filing fees	54
Board of Directors' fees	4
Audit fees	7
Other expenses	24
Total expenses (before waivers and fees paid indirectly)	2,230
Expense waivers	(131)
Transfer agent fee waivers	(2)
Commission recapture	(2)
Total waivers and fees paid indirectly	(135)
Total expenses, net	2,095
Net Investment Income	3,551
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	6,401
Net realized gain on foreign currency contracts	73
Net realized loss on other foreign currency transactions	(67)
Net Realized Gain on Investments and Foreign Currency Transactions	6,407
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	71,823
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	71,825
Net Gain on Investments and Foreign Currency Transactions	78,232
Net Increase in Net Assets Resulting from Operations	$81,783

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month
	Period Ended	For the
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010
Operations:
Net investment income	$3,551	$4,963
Net realized gain on investments and foreign currency transactions	6,407	16,409
Net unrealized appreciation of investments and foreign currency transactions	71,825	25,080
Net Increase In Net Assets Resulting From Operations	81,783	46,452
Distributions to Shareholders:
From net investment income
Class A	(193)	(471)
Class B	(7)	(9)
Class C	(25)	(16)
Class I	(17)	(47)
Class R3	(3)	(6)
Class R4	(5)	(5)
Class R5	—	(1)
Class Y	(1,400)	(4,284)
Total distributions	(1,650)	(4,839)
Capital Share Transactions:
Class A	2,661	2,556
Class B	(1,319)	(2,510)
Class C	2,487	1,556
Class I	2,740	1,870
Class R3	1,219	716
Class R4	2,561	355
Class R5	51	96
Class Y	25,771	45,075
Net increase from capital share transactions	36,171	49,714
Net Increase In Net Assets	116,304	91,327
Net Assets:
Beginning of period	466,643	375,316
End of period	$582,947	$466,643
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,143	$242

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Fund
Notes to Financial Statements
April 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the New York Stock Exchange (the "Exchange") is open ("Valuation Date"). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain

13

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended April 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of April 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

15

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2011.

b)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the six-month period ended April 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$73	$—	$—	$—	$—	$73
Total	$—	$73	$—	$—	$—	$—	$73

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

16

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$4,815	$10,400

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$266
Accumulated Capital Losses *	(46,999)
Unrealized Appreciation †	34,986
Total Accumulated Deficit	$(11,747)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(38)
Accumulated Net Realized Gain (Loss) on Investments	38

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$802
2017	46,197
Total	$46,999

As of October 31, 2010, the Fund utilized $16,918 of prior year capital loss carryforwards.

17

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of April 30, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.7000%
On next $4.5 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

(1)	HIFSCO has voluntarily agreed to waive 0.05% of its investment management fee until February 29, 2012.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.40%	1.10%	0.80%	0.75%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a

18

portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
April 30, 2011
Class A Shares	1.15%
Class B Shares	1.95
Class C Shares	1.86
Class I Shares	0.81
Class R3 Shares	1.40
Class R4 Shares	1.10
Class R5 Shares	0.80
Class Y Shares	0.70

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2011, HIFSCO received front-end load sales charges of $188 and contingent deferred sales charges of $10 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion

19

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for	Total Return Excluding Payment
	SEC Settlement for the Year ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	–%	16.60%
Class B	–	15.62
Class C	–	15.62
Class Y	–	17.06

8.	Affiliate Holdings:

As of April 30, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	10

9.	Investment Transactions:

For the six-month period ended April 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$82,609
Sales Proceeds Excluding U.S. Government Obligations	48,832

20

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	For the Six-Month Period Ended April 30, 2011					For the Year Ended October 31, 2010
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,052	16	(845)	—	223	1,944	43	(1,791)	—	196
Amount	$12,361	$186	$(9,886)	$—	$2,661	$20,419	$455	$(18,318)	$—	$2,556
Class B
Shares	4	—	(122)	—	(118)	38	1	(285)	—	(246)
Amount	$48	$6	$(1,373)	$—	$(1,319)	$379	$9	$(2,898)	$—	$(2,510)
Class C
Shares	318	2	(106)	—	214	375	2	(226)	—	151
Amount	$3,688	$20	$(1,221)	$—	$2,487	$3,824	$14	$(2,282)	$—	$1,556
Class I
Shares	394	1	(159)	—	236	444	3	(276)	—	171
Amount	$4,618	$11	$(1,889)	$—	$2,740	$4,640	$32	$(2,802)	$—	$1,870
Class R3
Shares	109	—	(5)	—	104	81	1	(10)	—	72
Amount	$1,277	$3	$(61)	$—	$1,219	$813	$6	$(103)	$—	$716
Class R4
Shares	232	—	(7)	—	225	41	1	(5)	—	37
Amount	$2,640	$2	$(81)	$—	$2,561	$398	$5	$(48)	$—	$355
Class R5
Shares	4	—	—	—	4	9	—	—	—	9
Amount	$51	$—	$—	$—	$51	$95	$1	$—	$—	$96
Class Y
Shares	3,378	123	(1,327)	—	2,174	8,322	409	(4,260)	—	4,471
Amount	$39,609	$1,400	$(15,238)	$—	$25,771	$84,282	$4,284	$(43,491)	$—	$45,075
Total
Shares	5,491	142	(2,571)	—	3,062	11,254	460	(6,853)	—	4,861
Amount	$64,292	$1,628	$(29,749)	$—	$36,171	$114,850	$4,806	$(69,942)	$—	$49,714

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the six-month period ended April 30, 2011 and the year ended October 31, 2010:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2011	22	$258
For the Year Ended October 31, 2010	77	$808

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six- month period ended April 30, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford Value Fund
Notes to Financial Statements – (continued)
April 30, 2011 (Unaudited)
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. The Hartford intends to vigorously defend the action.

On October 14, 2010, Jill Southworth, as Trustee of the Jill Southworth Revocable Trust, filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Corporate Opportunities Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The lawsuit, which was filed in the United States District Court for the District of Delaware, seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for the alleged overpayment of investment management and distribution fees to HIFSCO. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accruals for litigation relating to these matters have been recorded in the financial statements of the Fund because the Fund is not party to the suits.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is quantifiable. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

At a meeting of the Board of Directors of The Hartford Mutual Funds, Inc. and a meeting of the Board of Directors of The Hartford Funds II, Inc. (the “Boards”) on May 3, 2011, the Boards approved a change to the Class A Distribution and Service Plan. Accordingly, effective August 1, 2011, the change to the Plan reads as follows:

The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the Fund, the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares. The Company’s Board of Directors has currently authorized Rule 12b-1 payments up to 0.25% of the Fund’s average daily net assets attributable to Class A shares.

22

[This page is intentionally left blank]

23

The Hartford Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended April 30, 2011 (Unaudited) (E)
A	$10.65	$0.06	$–	$1.75	$1.81	$(0.03)	$–	$–	$(0.03)	$1.78	$12.43
B	10.46	0.01	–	1.72	1.73	(0.02)	–	–	(0.02)	1.71	12.17
C	10.44	0.02	–	1.71	1.73	(0.02)	–	–	(0.02)	1.71	12.15
I	10.58	0.08	–	1.74	1.82	(0.04)	–	–	(0.04)	1.78	12.36
R3	10.45	0.04	–	1.72	1.76	(0.03)	–	–	(0.03)	1.73	12.18
R4	10.51	0.06	–	1.73	1.79	(0.03)	–	–	(0.03)	1.76	12.27
R5	10.56	0.08	–	1.73	1.81	(0.04)	–	–	(0.04)	1.77	12.33
Y	10.57	0.09	–	1.74	1.83	(0.04)	–	–	(0.04)	1.79	12.36

For the Year Ended October 31, 2010 (E)
A	9.63	0.09	–	1.01	1.10	(0.08)	–	–	(0.08)	1.02	10.65
B	9.47	0.01	–	0.99	1.00	(0.01)	–	–	(0.01)	0.99	10.46
C	9.45	0.02	–	0.98	1.00	(0.01)	–	–	(0.01)	0.99	10.44
I	9.59	0.12	–	0.99	1.11	(0.12)	–	–	(0.12)	0.99	10.58
R3	9.47	0.06	–	1.00	1.06	(0.08)	–	–	(0.08)	0.98	10.45
R4	9.52	0.09	–	1.01	1.10	(0.11)	–	–	(0.11)	0.99	10.51
R5	9.55	0.12	–	1.01	1.13	(0.12)	–	–	(0.12)	1.01	10.56
Y	9.55	0.14	–	1.01	1.15	(0.13)	–	–	(0.13)	1.02	10.57

For the Year Ended October 31, 2009 (E)
A	8.95	0.11	–	0.78	0.89	(0.21)	–	–	(0.21)	0.68	9.63
B	8.73	0.06	–	0.77	0.83	(0.09)	–	–	(0.09)	0.74	9.47
C	8.72	0.04	–	0.77	0.81	(0.08)	–	–	(0.08)	0.73	9.45
I	8.97	0.10	–	0.81	0.91	(0.29)	–	–	(0.29)	0.62	9.59
R3	8.87	0.07	–	0.77	0.84	(0.24)	–	–	(0.24)	0.60	9.47
R4	8.89	0.11	–	0.77	0.88	(0.25)	–	–	(0.25)	0.63	9.52
R5	8.92	0.14	–	0.77	0.91	(0.28)	–	–	(0.28)	0.63	9.55
Y	8.93	0.15	–	0.77	0.92	(0.30)	–	–	(0.30)	0.62	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	–	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	(5.18)	8.95
B	13.78	0.08	–	(4.49)	(4.41)	–	(0.64)	–	(0.64)	(5.05)	8.73
C	13.78	0.06	–	(4.48)	(4.42)	–	(0.64)	–	(0.64)	(5.06)	8.72
I	14.15	0.17	–	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	(5.18)	8.97
R3	14.00	0.03	–	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	(5.13)	8.87
R4	14.03	0.08	–	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	(5.14)	8.89
R5	14.07	0.19	–	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	(5.15)	8.92
Y	14.09	0.21	–	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	(5.16)	8.93

For the Year Ended October 31, 2007
A	12.91	0.12	–	1.89	2.01	–	(0.79)	–	(0.79)	1.22	14.13
B	12.71	0.01	–	1.85	1.86	–	(0.79)	–	(0.79)	1.07	13.78
C	12.71	0.02	–	1.84	1.86	–	(0.79)	–	(0.79)	1.07	13.78
I(I)	13.85	0.03	–	0.27	0.30	–	–	–	–	0.30	14.15
R3(J)	12.51	0.05	–	1.44	1.49	–	–	–	–	1.49	14.00
R4(J)	12.51	0.09	–	1.43	1.52	–	–	–	–	1.52	14.03
R5(J)	12.51	0.12	–	1.44	1.56	–	–	–	–	1.56	14.07
Y	12.91	0.09	–	1.97	2.06	(0.09)	(0.79)	–	(0.88)	1.18	14.09

For the Year Ended October 31, 2006
A	10.79	0.09	–	2.11	2.20	(0.08)	–	–	(0.08)	2.12	12.91
B	10.62	0.01	–	2.08	2.09	–	–	–	–	2.09	12.71
C	10.62	0.01	–	2.08	2.09	–	–	–	–	2.09	12.71
Y	10.79	0.15	–	2.10	2.25	(0.13)	–	–	(0.13)	2.12	12.91

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

17.03	%(F)	$79,690	1.20	%(G)	1.15	%(G)	1.15	%(G)	1.04	%(G)	10%
16.51	(F)	4,930	2.14	(G)	1.95	(G)	1.95	(G)	0.26	(G)	–
16.58	(F)	18,058	1.91	(G)	1.86	(G)	1.86	(G)	0.32	(G)	–
17.22	(F)	8,287	0.86	(G)	0.81	(G)	0.81	(G)	1.35	(G)	–
16.84	(F)	2,455	1.48	(G)	1.40	(G)	1.40	(G)	0.75	(G)	–
17.09	(F)	3,427	1.15	(G)	1.10	(G)	1.10	(G)	1.11	(G)	–
17.15	(F)	170	0.86	(G)	0.80	(G)	0.80	(G)	1.37	(G)	–
17.34	(F)	465,930	0.75	(G)	0.70	(G)	0.70	(G)	1.49	(G)	–

11.41		65,915	1.30		1.28		1.28		0.88		33
10.59		5,467	2.22		2.09		2.09		0.08		–
10.63		13,276	2.02		2.00		2.00		0.15		–
11.57		4,604	0.92		0.90		0.90		1.26		–
11.22		1,024	1.53		1.50		1.50		0.62		–
11.51		564	1.21		1.19		1.19		0.94		–
11.86		101	0.89		0.87		0.87		1.21		–
12.02		375,692	0.82		0.80		0.80		1.36		–

10.29		57,687	1.41		1.40		1.40		1.27		50
9.61		7,286	2.43		1.89		1.89		0.77		–
9.47		10,591	2.18		2.14		2.14		0.49		–
10.60		2,534	1.00		1.00		1.00		1.24		–
9.92		248	1.63		1.63		1.63		0.86		–
10.26		163	1.29		1.29		1.29		1.36		–
10.65		8	0.97		0.97		0.97		1.67		–
10.74		296,799	0.88		0.88		0.88		1.73		–

(33.00)		56,864	1.32		1.32		1.32		1.32		57
(33.43)		7,211	2.27		2.06		2.06		0.57		–
(33.50)		9,160	2.10		2.10		2.10		0.54		–
(32.67)		598	0.96		0.96		0.96		1.66		–
(33.14)		122	1.73		1.65		1.65		0.87		–
(32.93)		166	1.31		1.31		1.31		1.29		–
(32.71)		8	0.98		0.98		0.98		1.65		–
(32.65)		211,366	0.88		0.88		0.88		1.76		–

16.61	(H)	89,023	1.32		1.32		1.32		0.89		32
15.63	(H)	12,976	2.23		2.15		2.15		0.07		–
15.63	(H)	13,710	2.09		2.09		2.09		0.13		–
2.17	(F)	46	1.00	(G)	1.00	(G)	1.00	(G)	1.00	(G)	–
11.91	(F)	11	1.65	(G)	1.65	(G)	1.65	(G)	0.47	(G)	–
12.15	(F)	11	1.35	(G)	1.35	(G)	1.35	(G)	0.78	(G)	–
12.47	(F)	11	1.05	(G)	1.05	(G)	1.05	(G)	1.07	(G)	–
17.07	(H)	301,813	0.89		0.89		0.89		1.30		–

20.52		79,476	1.38		1.38		1.38		0.89		50
19.68		11,957	2.29		2.13		2.13		0.15		–
19.68		12,943	2.15		2.15		2.15		0.12		–
21.07		72,054	0.92		0.92		0.92		1.36		–

25

The Hartford Value Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(I)	Commenced operations on May 31, 2007.
(J)	Commenced operations on December 22, 2006.

26

The Hartford Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of April 30, 2011, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HLIA.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including management fee, distribution fee, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2010 through April 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	October 31, 2010	Beginning	Ending Account	October 31, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	October 31, 2010	April 30, 2011	April 30, 2011	October 31, 2010	April 30, 2011	April 30, 2011	ratio	year	year
Class A	$1,000.00	$1,170.31	$6.17	$1,000.00	$1,019.11	$5.74	1.15%	181	365
Class B	$1,000.00	$1,165.10	$10.47	$1,000.00	$1,015.12	$9.74	1.95	181	365
Class C	$1,000.00	$1,165.76	$10.00	$1,000.00	$1,015.56	$9.31	1.86	181	365
Class I	$1,000.00	$1,172.18	$4.36	$1,000.00	$1,020.78	$4.06	0.81	181	365
Class R3	$1,000.00	$1,168.39	$7.55	$1,000.00	$1,017.83	$7.03	1.40	181	365
Class R4	$1,000.00	$1,170.93	$5.92	$1,000.00	$1,019.34	$5.51	1.10	181	365
Class R5	$1,000.00	$1,171.52	$4.31	$1,000.00	$1,020.82	$4.01	0.80	181	365
Class Y	$1,000.00	$1,173.42	$3.75	$1,000.00	$1,021.34	$3.49	0.70	181	365

30

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

From an investment perspective, the first four months of 2011 may have been the most challenging I have seen in my 33 year career. It seemed like everywhere we turned there was a new crisis that was even worse than the current crisis. Think about what we have faced so far as investors.

First, there’s the ongoing financial crisis of the PIIGS (Portugal, Italy, Ireland, Greece and Spain) in Europe which got worse when Portugal's Parliament rejected necessary spending cuts, which in turn prompted the resignation of Prime Minister Jose Socrates. Second is the political uprising in the already volatile Middle East that has spread from Tunisia to Egypt to Bahrain to Libya and now Syria. Third is Japan's massive earthquake, then tsunami, and now ongoing nuclear disaster.

Even with all of the seemingly never-ending string of bad news, I remain optimistic about the prospects for our markets going forward. My optimism comes from the fact that there is lots of money, lots of money in motion, earnings, and jobs.

LOTS OF MONEY
The International Monetary Fund (IMF) monitors global foreign exchange reserves. In 1980, the total amount of all global foreign exchange reserves stood below $250 billion. Ten years later, in 1990, the reserve levels doubled to just over $500 billion. By 2000 these reserves doubled again, coming in at just above the magical $1 trillion dollar level. The most recent reading for 2011 puts the global foreign exchange reserves at $9.4 trillion. Of that $9.4 trillion in global foreign exchange reserves, emerging-market economies have $6.3 trillion, or roughly twice as much as developed market economies, which have $3.1 trillion. Here is my thought: That’s a lot of money that needs to be put to work somewhere.

LOTS OF MONEY IN MOTION
Not only is there lots of money, but there is also lots of money in motion. The motion that I’m referring to is the never-ending stream of mergers and acquisitions. I am a big believer that when money goes in motion it creates great momentum for our market. Let's start with the blockbuster AT&T/T-Mobile deal valued at $39 billion. Another blockbuster deal is Vivendi's decision to acquire Vodafone Group's 44% stake in SFR, a French mobile phone operator for $11.3 billion. This deal will give Vivendi the complete and full control of the company, as it already owns a 56% stake. This is a game changer in the global telecommunications industry. Vodafone already has plans to use that money as it will use $5 billion to buy out Essar from a group of Indian investor's that own a 33% stake. Minmetals Resources, Ltd., a Chinese company, will pay $6.5 billion for Australian-based copper miner Equinox Minerals, Ltd. This will be the largest full takeover bid for an Australian-listed mining company by a Chinese company.

I said this before and I’ll say it again, there may not be a better measure of business confidence than a big uptick in mergers and acquisitions. Clearly this explosion of mergers and acquisitions will be positive for our markets.

EARNINGS
Let's move on to earnings. I have long said that maybe the only thing that really matters to our market is earnings. So let's take a look at earnings by looking at U.S. corporate profits for the fourth quarter 2010. U.S. corporate profits for the fourth quarter of 2010 came in at $1.678 trillion. Not only is that the highest level since the turn of the millennium, it’s the highest quarterly U.S. corporate profits figure ever recorded in the entire history of our country. Not bad.

JOBS
It looks like we may finally be turning the corner from an employment front. The Business Roundtable is a large, powerful business group comprised of the chief executive officers of most large U.S. companies. Founded in 1972, the companies that comprise the Business Roundtable account for $6 trillion and employ 13 million people. Why should we pay attention to what they think? If the Business Roundtable was a country, that $6 trillion level would make it the 3rd largest economy in the entire world, trailing only the U.S. and China. The Business Roundtable conducts a quarterly U.S. CEO Employment Outlook Diffusion Index. The most recent reading for 2011 came in at 70.5. That marked the highest reading since the turn of the millennium in 2000. That is not even the best part. Beginning in 2002, the Business Roundtable began to survey CEOs asking them if they plan to add staff in the U.S. in the next six months. In the most recent survey of 142 CEOs of major companies, 52% said they plan on hiring more people in the next six months. That 52% level is the highest ever recorded since that survey started in 2002. It finally looks as though there may be some jobs on the horizon.

Now, more than ever, it's extremely important to work closely with your trusted financial professional as our investment landscape continues to evolve and change. If you would like my perspective on the current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Executive Vice President & Chief Investment Strategist
Wealth Management, The Hartford

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFSAR-V11 6/11   102949   Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

            Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: June 14, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 14, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: June 14, 2011	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer